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INDEX TO FINANCIAL STATEMENTS

As filed with the Securities and Exchange Commission on September 27, 2016

Registration No. 333-212817

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 2
☐ Post-Effective Amendment No.
(Check appropriate box or boxes)

Great Elm Capital Corp.
(Exact Name of Registrant as Specified in Charter)

200 Clarendon Street, 51st Floor, Boston, MA 02116
(Address of Principal Executive Offices)

(617) 375-3000
(Area Code and Telephone Number)

Peter A. Reed
Chief Executive Officer
Great Elm Capital Corp.
200 Clarendon Street, 51st Floor
Boston, MA 02116
(Name and Address of Agent for Service)

Copies to:

John J. Mahon Schulte Roth & Zabel LLP 1152 15th Street, NW, Suite 850 Washington, DC 20005 (202) 729-7477	Michael K. Hoffman Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036 (212) 735-3406	Harry S. Pangas Sutherland Asbill & Brennan LLP 700 6th St NW #700, Washington, DC 20001 (202) 383-0805	John A. Healy Clifford Chance US LLP 31 West 52nd Street New York, NY 10019 (212) 878-8781

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the merger described in the enclosed document.

Calculation of Registration Fee under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Proposed Offering Price	Amount of Registration Fee(2)

Common stock, par value $0.01 per share	5,000,000	N/A	$60,000,889	$6,043

(1)
The number of shares to be registered represents the maximum number of shares of the registrant's common stock estimated to be issuable in connection with the merger agreement described in this Registration Statement. Pursuant to Rule 416, this registration statement also covers additional securities that may be issued as a result of stock splits, stock dividends or similar transactions.
(2)
Based on a rate of $100.70 per $1,000,000 of the proposed maximum aggregate offering price. Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRELIMINARY—SUBJECT TO COMPLETION—DATED SEPTEMBER 27, 2016

On June 23, 2016, Full Circle Capital Corporation (Full Circle) and Great Elm Capital Corp. (GECC) entered into an Agreement and Plan of Merger (the Merger Agreement) providing for the merger of Full Circle with and into GECC (the Merger).

If the Merger is completed, you will have a right to receive 0.2219 shares of common stock, par value $0.01 per share, of GECC, for each share of Full Circle common stock you hold immediately prior to the Merger. In connection with the Merger, GECC expects to issue a maximum of 5,000,000 shares of its common stock. Also, the Merger Agreement provides that the board of directors of Full Circle (the Full Circle Board) will declare a special cash distribution to record holders of Full Circle common stock immediately before the effective time of the Merger that is expected to equal approximately $0.22 per share of Full Circle common stock (the Special Distribution).

Full Circle and GECC are closed-end, non-diversified management investment companies incorporated in Maryland. Full Circle and GECC have each elected to be regulated as a business development company (BDC) under the Investment Company Act of 1940, as amended. Full Circle's investment objective is to generate both current income and capital appreciation through debt and equity investments. GECC's investment objective is to seek to generate both current income and capital appreciation by investing in debt acquired primarily in the secondary market, often at a discount to par value. Immediately before the Merger, GECC will have been capitalized with $30.0 million in cash and a portfolio of debt investments with a fair value of approximately $90.0 million as of June 30, 2016 in exchange for shares of GECC common stock, which is referred to as Formation Transactions.

The following table shows the closing sale price of Full Circle common stock as reported on the NASDAQ Global Market (NASDAQ) on June 23, 2016, the last full trading day before the public announcement of the Merger, and on September 26, 2016, the last full trading day before printing this document. The implied value of the merger consideration in the below table was calculated by multiplying the pro forma as adjusted net asset value per share of GECC as of 5:00 p.m. Eastern time on August 31, 2016 the (Measurement Date), by the exchange ratio, after giving effect to the Formation Transactions. The trading price of GECC may be lower than the implied value in this table.

	Full Circle Common Stock	Implied Value of One Share of Full Circle Common Stock*
Closing Price at June 23, 2016	$2.71		$3.30
Closing Price at September 26, 2016	$2.67	$	[•]
*
Not including the Special Distribution

The market price of Full Circle common stock will fluctuate before the Merger. You should obtain current stock price quotations for Full Circle common stock. Full Circle common stock trades on the NASDAQ Global Market under the symbol "FULL." This is the initial public offering of GECC, and GECC intends to apply to list its common stock on the NASDAQ Global Select Market under the symbol "GECC" upon completion of the Merger. Reports, proxy statements and other information concerning us may also be inspected at the NASDAQ offices at 1735 K Street, N.W., Washington, D.C. 20006.

The Merger is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 with respect to Full Circle and you are not expected to recognize any gain or loss for U.S. federal income tax purposes upon the exchange of shares of Full Circle common stock for shares of GECC common stock, except with respect to any cash received in lieu of fractional shares of GECC common stock.

At a special meeting of Full Circle stockholders, Full Circle stockholders will be asked to vote to approve the Merger. The affirmative vote of the holders of a majority of the shares of Full Circle common stock outstanding and entitled to vote is required to approve the Merger.

On the recommendation of a special committee of the Full Circle Board, the Full Circle Board has unanimously approved the Merger and the Merger Agreement and unanimously recommends that you vote "FOR" approval of the Merger and "FOR" approval of the proposal to adjourn the Full Circle special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Full Circle special meeting to approve the Merger.

This document concisely describes the special meeting, the Merger, the documents related to the Merger, including the Merger Agreement, and other related matters that you ought to know before voting on the proposals described in this document and should be retained for future reference. Please carefully read this entire document, including "Risk Factors" beginning on page 10. You also can obtain information about Full Circle and GECC from documents that each has filed with the Securities and Exchange Commission and are available upon oral or written request and without charge. See "Where You Can Find More Information" for instructions on how to obtain such information.

Ownership of GECC common stock is subject to risks including the risk of total loss of investment. The types of securities in which GECC will invest are subject to special risks. For example, GECC will invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "high yield" and "junk," are subject to significant risks with respect to their respective issuers' ability to pay interest and repay principal.

The Securities and Exchange Commission has not approved or disapproved the GECC common stock offered and sold under this document or determined if this document is accurate or adequate. Any representation to the contrary is a criminal offense.

Full Circle Capital Corporation 102 Greenwich Avenue, 2nd Floor Greenwich, CT 06830 (203) 900-2100	Great Elm Capital Corp. 200 Clarendon Street, 51st Floor Boston, MA 02116 (617) 375-3000

In addition, if you have questions about the Merger or this document, would like additional copies of this document or need to obtain proxy cards or other information related to the proxy solicitation, you may contact Broadridge Proxy Services, Full Circle's proxy solicitor, at the address and telephone number listed below. You will not be charged for any of these documents that you request.

Broadridge Proxy Service Center
1155 Long Island Ave, Edgewood, NY 11717
Banks and Brokers Call (855) 601-2245

The date of this document is September 27, 2016. It is first being mailed or otherwise delivered to Full Circle stockholders on or about September 27, 2016.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF FULL CIRCLE CAPITAL CORPORATION

To the Stockholders of Full Circle Capital Corporation:

        You are cordially invited to a special meeting of stockholders of Full Circle Capital Corporation, a Maryland corporation, or Full Circle, to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on October 25, 2016, beginning at 9:00 a.m. Eastern Time to consider and vote on the following matters:

  1.
  A proposal to approve the merger of Full Circle with and into Great Elm Capital Corp. per the Agreement and Plan of Merger, dated as of June 23, 2016, by and between Full Circle and Great Elm Capital Corp.; and

  2.
  A proposal to approve the adjournment of the Full Circle special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Full Circle special meeting to approve the foregoing proposal.

        You have the right to receive notice of and to vote at the Full Circle special meeting if you were a stockholder of record at the close of business on September 15, 2016. Whether or not you expect to be present in person at the Full Circle special meeting, please sign the enclosed proxy card and return it promptly in the postage-paid envelope provided or authorize your proxy by telephone or through the Internet. Instructions are shown on the proxy card.

        You have the option to revoke your proxy at any time prior to the vote at the meeting or to vote your shares personally on request if you attend the meeting.

        On the recommendation of a special committee of the board of directors of Full Circle, the board of directors of Full Circle has unanimously approved the merger and the merger agreement and unanimously recommends that you vote "FOR" approval of the merger and "FOR" approval of the proposal to adjourn the Full Circle special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Full Circle special meeting to approve the foregoing proposal.

By Order of the Board of Directors,

Michael J. Sell
Secretary

Greenwich, Connecticut
September 27, 2016

i

ABOUT THIS DOCUMENT

        This document, which forms part of a registration statement on Form N-14 (File No. 333-212817) filed with the Securities and Exchange Commission (the SEC), by GECC, constitutes a prospectus of GECC under Section 5 of the Securities Act of 1933, as amended (the Securities Act), with respect to the offer and sale of shares of GECC common stock to be issued to the stockholders of Full Circle, in the transactions contemplated by the Merger Agreement.

        This document also constitutes a proxy statement of Full Circle under Section 14(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act). It also constitutes a notice of meeting with respect to the special meeting of Full Circle common stockholders, at which Full Circle common stockholders will be asked to vote on a proposal to approve the Merger.

        You should rely only on the information contained in this document. No one has been authorized to provide you with information that is different from that contained in this document. This document is dated September 27, 2016. You should not assume that the information contained in this document is accurate as of any date other than that date. Neither the mailing of this document to Full Circle common stockholders nor the issuance by GECC of common stock in connection with the Merger will create any implication to the contrary.

        This document does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

        Except where the context otherwise indicates, information contained in this document regarding GECC has been provided by GECC and information contained in this document regarding Full Circle has been provided by Full Circle.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The questions and answers below highlight only selected information from this document. They do not contain all of the information that may be important to you. You should carefully read through this entire document to fully understand the Merger Agreement and the transactions contemplated thereby, including the Merger, and the voting procedures for the special meeting.

        Unless otherwise indicated in this document or the context otherwise requires, throughout this document the following terms are generally referred to:

  •
  Great Elm Capital Corp., as GECC;

  •
  GECC's investment adviser and administrator, Great Elm Capital Management, Inc., as GECM;

  •
  Full Circle Capital Corporation, and, where applicable, its consolidated subsidiaries, as Full Circle;

  •
  Full Circle's investment adviser, Full Circle Advisors, LLC, as Full Circle Advisors;

  •
  Full Circle's administrator, Full Circle Service Company, LLC, as Full Circle Service Company;

  •
  Full Circle's board of directors, as the Full Circle Board;

  •
  the special committee of the Full Circle Board, as the Special Committee;

  •
  the merger of Full Circle with and into GECC, as the Merger;

  •
  the Agreement and Plan of Merger dated as of June 23, 2016, by and between Full Circle and GECC, as the Merger Agreement;

  •
  the effective time of the Merger, as the Effective Time;

  •
  the Internal Revenue Code of 1986, as amended, and related Treasury regulations, as the Code;

  •
  the Investment Company Act of 1940, as amended, as the 1940 Act;

  •
  the Investment Advisers Act of 1940, as amended, as the Advisers Act;

  •
  the Subscription Agreement, dated as of June 23, 2016, by and among GECC, Great Elm Capital Group, Inc. and private investment funds managed by MAST Capital Management LLC, as the Subscription Agreement; and

  •
  the capitalization of GECC per the Subscription Agreement with $30.0 million in cash and a portfolio of debt investments with a fair value of approximately $90.0 million as of June 30, 2016 in exchange for shares of GECC common stock, as the Formation Transactions.

Q:    Why am I receiving these materials?

A:
Full Circle is sending these materials to you and its other stockholders to help you decide how to vote your shares of Full Circle common stock at the special meeting. You have the right to receive notice of and to vote at the Full Circle special meeting if you were a stockholder of record at the close of business on September 15, 2016 (the Record Date). At the special meeting, you will be asked to vote on a proposal to approve the Merger (the Merger Proposal). You also may be asked to vote on a proposal to approve the adjournment of the special meeting, to allow time to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Proposal (the Adjournment Proposal).

  Upon the recommendation of the Special Committee, the Full Circle Board has unanimously declared the Merger and the other transactions contemplated by the Merger Agreement advisable and adopted and approved the Merger Agreement. Please see the section entitled "The Merger—Reasons for the Merger" for an important discussion of the Merger.

  You do not need to attend the special meeting to vote your shares. You may sign the enclosed proxy card and return it promptly in the postage-paid envelope provided or authorize your proxy by telephone or through the Internet. Instructions are shown on the proxy card. It is very important that you vote your shares at the special meeting. The Merger cannot be completed unless holders of a majority of the shares of Full Circle common stock outstanding and entitled to vote as of the Record Date approve the Merger Proposal.

  If you hold some or all of your shares in a brokerage account, your broker will not be permitted to vote your shares unless you provide the broker with instructions on how to vote your shares. For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend your special meeting and vote your shares in person. You are urged to authorize proxies by telephone or the Internet if your broker has provided you with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend the special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares as of the Record Date and authorizing you to vote your shares at the special meeting.

  If you are a Full Circle stockholder and do not provide your broker with instructions or vote at the special meeting, it will have the same effect as a vote "against" approval of the Merger Proposal.

Q:    When and where is the special meeting?

A:
The special meeting will take place on October 25, 2016 beginning at 9:00 a.m., Eastern Time, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York.

Q:    What is happening at the special meeting?

A:
Full Circle stockholders are being asked to consider and vote on the following matters at the special meeting:

•
the Merger Proposal; and

•
the Adjournment Proposal.

Q:    What will happen in the Merger?

A:
Subject to the terms and conditions of the Merger Agreement, Full Circle will merge with and into GECC and the separate corporate existence of Full Circle will cease. GECC will be the surviving entity of the Merger and will succeed to and assume all the rights and obligations of Full Circle and will continue its existence as a corporation under Maryland law. Full Circle's existing investment advisory agreement with Full Circle Advisors will terminate and GECM will be the investment manager of GECC.

Q:    What will I receive in the Merger?

A:
Each Full Circle stockholder as of the Effective Time will be entitled to receive 0.2219 shares of GECC common stock for each share of Full Circle common stock owned by such Full Circle stockholder immediately prior to the Merger (the Exchange Ratio), subject to the payment of cash instead of fractional shares (the Merger Consideration). For example, if you own 100 shares of Full Circle common stock at the Effective Time, then, as a result of the Merger, you will receive 22 shares of GECC common stock, plus cash instead of the fractional 0.19 share of GECC common stock, in exchange for your 100 shares of Full Circle common stock. Each Full Circle stockholder as of the Effective Time also will be entitled to receive a special cash distribution, payable after the Merger, as described below. You should be aware that the Exchange Ratio used to determine the Merger Consideration only reflects the respective net asset values of Full Circle and GECC as of the Measurement Date (August 31, 2016). Such net asset values are likely to change between the Measurement Date and the date the Merger is consummated, which could result in you receiving shares of GECC common stock with an aggregate net asset value in excess of or below the aggregate net asset value of the Full Circle shares you currently hold.

  Based upon the pro forma net asset value per share of GECC as of the Measurement Date, after giving effect to the Formation Transactions and the Merger, each share of Full Circle common stock had an implied net asset value (NAV) of $3.30 per share, or approximately $74.1 million in the aggregate. On September 26, 2016, the last full trading day prior to the date of this document, the closing price of Full Circle common stock on NASDAQ was $2.67.

  The term "implied net asset value" as used in the preceding paragraph means the NAV of the fraction of a share of GECC common stock that the Full Circle stockholders will receive in the Merger for each share of Full Circle common stock, calculated as if the Merger had been completed on the Measurement Date, based on the pro forma NAV of GECC (after giving effect to the Merger) on that date. There is presently no trading market for GECC common stock. GECC common stock will not begin trading on the NASDAQ Global Select Market until after the Effective Time. As a result, you will not be able to see the market price of the shares of GECC common stock you will receive in the Merger at the time you vote. GECC common stock could trade at prices significantly below GECC's NAV per share.

Q:    Is the Exchange Ratio subject to any adjustment?

A:
Generally, no. The Exchange Ratio will only be adjusted if the outstanding shares of GECC common stock or Full Circle common stock have themselves been increased, decreased, changed into or exchanged for a different number or type of security as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date prior to closing of the Merger or if any other similar event has occurred, exclusive of the Formation Transactions.

Q:    Will I receive dividends or distributions on the GECC common stock I receive in the Merger?

A:
GECC currently intends to distribute monthly dividends or distributions to its stockholders, the payment, timing and amount of which will be determined by GECC's board of directors depending on, among other things, GECC's cash requirements, its financial condition and earnings, as well as contractual restrictions, legal and regulatory considerations and other factors. See "GECC Dividend Reinvestment Plan" for additional information regarding GECC's dividend reinvestment plan.

  The Merger Agreement provides that the Full Circle Board will declare the Special Distribution, which will be payable after the Merger to the persons who are the record holders of shares of Full Circle common stock immediately before the Effective Time, in an aggregate amount equal to the sum of:

  •
  $5,000,000; and

  •
  The positive amount of Full Circle's net investment income, calculated in accordance with generally accepted accounting principles in the United States GAAP (Full Circle Undistributed Net Investment Income), from March 31, 2016 through August 31, 2016 (the Measurement Date); and

  •
  The amount of net investment income paid or accrued on Full Circle's investment portfolio and on its cash balances from the Measurement Date through the Effective Time.

  The amount of the Special Distribution is expected to be approximately $0.22 per share of Full Circle common stock. The Special Distribution will be paid by the exchange agent appointed to process exchanges of GECC share certificates for Full Circle share certificates upon delivery by the holders of Full Circle common stock of a letter of transmittal.

  Neither the Special Distribution, nor any dividends or other distributions with respect to shares of GECC common stock will be paid to any former Full Circle stockholders who held their shares in certificated form and who have not surrendered their certificates to the exchange agent for shares of GECC common stock until those certificates are surrendered in accordance with the letter of transmittal. Following the surrender of any such certificates in accordance with the letter of transmittal, the record holders of such certificates will be entitled to receive, without interest, the Special Distribution and the amount of dividends or other distributions with a record date after the Effective Time payable with respect to shares of GECC common stock exchangeable for those certificates and not previously paid.

Q:    Is the Merger subject to any regulatory approvals or third party consents?

A:
Under the Merger Agreement, the parties' obligations to complete the Merger are subject to GECM having become registered as an investment adviser under the Advisers Act and GECC having elected to be regulated as a BDC, under the 1940 Act, and to the shares of the surviving corporation's common stock having been authorized for listing on the NASDAQ Global Select Market. These are the only regulatory approvals or third party consents required for completion of the Merger other than approval of the Merger Proposal. For more information, see "Description of the Merger Agreement—Conditions to the Merger."

v

Q:    How do GECC's investment objectives and strategy differ from Full Circle's?

A:
Full Circle and GECC have similar objectives in that they each seek to generate both current income and capital appreciation primarily through investments in the debt and equity of private companies and public companies with small equity capitalizations. GECC currently plans to hold the investments in Full Circle's portfolio until the earlier of maturity or a payment event or default.

  Full Circle invests primarily in senior secured loans and, to a lesser extent, second lien loans, mezzanine loans and equity securities issued by lower middle-market companies and middle-market companies that operate in a diverse range of industries. In Full Circle's lending activities, it focuses primarily on portfolio companies with both (1) tangible and intangible assets available as collateral and security against Full Circle's loan to help mitigate Full Circle's risk of loss, and (2) cash flow to cover debt service. Full Circle's investments generally range in size from $3.0 million to $10.0 million; however, it may make larger or smaller investments from time to time on an opportunistic basis. Full Circle focuses on making investments in privately held companies.

  GECC will seek to generate current interest and capital appreciation by investing in the capital structures of predominately middle-market companies that operate in a diverse range of industries. GECC expects to make multi-year investments primarily in secured and senior unsecured debt instruments that it purchases in the secondary markets, although it may also originate investments or acquire investments directly from issuers. GECC will likely invest in companies that have high leverage or operate in industries experiencing cyclical declines. Investments in these companies may trade at discounts to their original issue prices. GECC will seek to protect against risk of loss by investing in borrowers with tangible and intangible assets, where GECM believes asset values are expected to exceed the market value of the cumulative debt. GECC will seek investments whose total return potential (interest income plus capital appreciation and fees, if any) appropriately recognizes potential investment risks.

Q:    What will GECC's portfolio look like following the Merger?

A:
Before the Effective Time, and in addition to the current portfolio assets of Full Circle, GECC will acquire a portfolio of fixed income securities (the Initial GECC Portfolio) from private investment funds (the MAST Funds), that are managed by MAST Capital Management, LLC (MAST), a 14 year-old Boston-based middle-market credit-focused investment manager. The investments included in the Initial GECC Portfolio had a collective fair value of approximately $90.0 million as of June 30, 2016, which represented approximately 26.5%, 24.3% and 5.0%, respectively, of the June 30, 2016 total assets of the three contributing MAST Funds.

  You should be aware that one of the investments included in the Initial GECC Portfolio, Avanti, announced on July 7, 2016 that under certain circumstances it may not have access to sufficient liquidity to meet its funding requirements through the second quarter of 2017. On July 11, 2016, Avanti announced the undertaking of a strategic review to consider all financial and strategic options, including a sale of the company pursuant to the City Code on Takeovers and Mergers. Following these announcements, on July 14, 2016, Moody's downgraded Avanti's 10% senior secured bonds due 2019.

  On September 16, 2016, Avanti announced that it had recently entered into constructive discussions with certain of its largest bondholders (the "Investor Group") representing approximately 60% of its senior secured notes (the "Avanti Notes") with the dual goals of addressing near-term liquidity needs and developing a stable long term platform for the company. As a result, Avanti on that same date announced that it was launching a consent solicitation process to facilitate paying the October 1 coupon on the Avanti Notes in kind in lieu of cash. In order to further support the strategic review process, Avanti also announced that it had entered into binding agreements with certain suppliers to defer approximately $39 million of capital expenditure payments to the third quarter of fiscal 2017.

  Pursuant to the consent solicitation, if holders of at least 90% in aggregate principal amount of the Avanti Notes (the "90% Consent Threshold") validly deliver (and do not revoke) their consent to the proposed PIK amendment prior to the early consent time, the full amount of the October coupon, together with a PIK consent payment, will be paid-in-kind via the issuance of additional Avanti Notes. If the 90% Consent Threshold is not met, the October coupon will be paid in the form of additional Avanti Notes only to those holders that delivered consents prior to the expiration time, while non-consenting holders will continue to be paid the October coupon in cash using cash currently available on the Avanti's balance sheet. Per the consent solicitation, if Avanti fails to meet the 90% Consent Threshold, then it could also elect, with the consent of the Investor Group, to terminate the portion of the consent solicitation related to the proposed PIK amendment and instead enter into a forbearance agreement with consenting holders. Under the forbearance agreement, holders would, among other things, agree not to accelerate or take enforcement action on the basis of an event of default under the indenture as a result of any non-payment of the October coupon on the Avanti Notes. We cannot assure you that Avanti will be successful in achieving the 90% Consent Threshold with respect to its consent solicitation, or if it will be successful in negotiating a forbearance agreement in the event it fails to achieve the required 90% Consent Threshold pursuant to its consent solicitation.

  If there is an event of default under the indenture and the Avanti Notes are accelerated, Avanti has indicated that it believes it would have insufficient liquidity and capital market access to pay the obligations under the Avanti Notes. You should be aware that Avanti has indicated that it believes that, under such circumstances, it would consider other restructuring options, such as entering into an insolvency procedure under English law or by filing for Chapter 11 protection under the United States Bankruptcy Code, the consequences of which could include a reduction in the value of the assets available to satisfy the Avanti Notes and the imposition of costs and other additional risks on holders of the Avanti Notes, including a material reduction in the value of the notes and their potential conversion to equity interests in Avanti. In such an event, we cannot assure you that GECC will fully recover its current investment in Avanti.

  You should be aware that the Exchange Ratio used to determine the Merger Consideration only reflects the respective net asset values of Full Circle and GECC as of the Measurement Date (August 31, 2016). As a result, the Exchange Ratio will not reflect any changes in the fair value of the assets comprising the Initial GECC Portfolio, including with respect to Avanti, subsequent to the Measurement Date.

Q:    How will the combined company be managed following the Merger?

A:
Upon completion of the Merger, Peter A. Reed will be GECC's chief executive officer and chairman of its board of directors. GECC's board of directors will be comprised of five directors. Two independent directors will be appointed as members of GECC's board of directors and, at the Effective Time, Mark Biderman and John Stuart, both of whom are members of the Full Circle Board, will also be appointed to the board of directors of GECC. GECC expects that Michael J. Sell, who at present is Full Circle's chief financial officer, will become GECC's chief financial officer, treasurer and secretary at the Effective Time.

Q:    Am I able to exercise dissenters' (or appraisal) rights in connection with the Merger?

A:
Under Maryland law, you will not be entitled to exercise dissenters' (or appraisal) rights with respect to any matter to be voted upon at the special meeting.

Q:    When do you expect to complete the Merger?

A:
While there can be no assurance as to the exact timing, or that the Merger will be completed at all, Full Circle and GECC are working to complete the Merger in the fourth quarter of 2016. Full Circle and GECC currently expect to complete the Merger promptly after obtaining stockholder approval of the Merger, subject to the satisfaction of the other closing conditions in the Merger Agreement.

Q:    Is the Merger or the Special Distribution expected to be taxable to Full Circle stockholders?

A:
The Merger is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code as to Full Circle. Accordingly, you should not recognize any gain or loss for U.S. federal income tax purposes on the exchange of your shares of Full Circle common stock for shares of GECC common stock in the Merger, except with respect to cash received in lieu of fractional shares of GECC common stock. The Special Distribution should not be treated for U.S. federal income tax purposes as part of the consideration paid for your shares in the Merger but instead should be treated for U.S. federal income tax purposes as a distribution with respect to your Full Circle common stock. If you are a U.S. stockholder, you will generally be required to take the Special Distribution into account as ordinary income or capital gains, except to the extent of the lesser of (i) the amount of the Special Distribution that you receive that is a distribution in excess of Full Circle's current and accumulated earnings and profits, and (ii) your adjusted basis in your Full Circle common stock. Full Circle expects that a significant part of the $5.0 million fixed portion of the Special Distribution will be a distribution in excess of Full Circle's current and accumulated earnings and profits and could be treated as a return of capital for U.S. federal income tax purposes. If you are a non-U.S. stockholder, the Special Distribution may be subject to U.S. federal withholding tax. Any amounts so withheld will be treated for all purposes as having been paid to you. You should read "Certain Material U.S. Federal Income Tax Considerations—Tax Consequences of the Merger" carefully in its entirety. Tax matters can be complicated and the tax consequences of the Merger to you will depend on your particular tax situation. You should consult with your tax advisor to confirm the tax consequences to you of the Merger and the Special Distribution.

Q:    What happens if the Merger is not consummated?

A:
If the Merger is not approved by the requisite vote of Full Circle's stockholders or if the Merger is not completed for any other reason, you will not receive any payment for your shares in connection with the Merger and the Special Distribution will not be declared or paid. Instead, Full Circle will remain an independent public company and its common stock will continue to be listed and traded on NASDAQ. Under circumstances specified in the Merger Agreement, Full Circle may be required to pay GECC a termination fee of $3.0 million or reimburse up to $1.0 million of GECC's out of pocket expenses.

Q:    Who will pay the expenses of the transaction?

A:
If the transactions are not completed, Full Circle will pay its own transaction costs. If the reason the transactions are not completed is that Full Circle stockholders do not approve the Merger Proposal and a proposal for an alternate transaction has been announced and not withdrawn, Full Circle is obligated to reimburse up to $1.0 million of GECC's expenses. If the transactions are terminated under other circumstances, the MAST Funds and Great Elm Capital Group will pay their own transaction costs.

  The $3.4 million estimate of Full Circle's transaction costs was deducted in determining Full Circle's net asset value as of the measurement date. The $2.0 million estimate of GECC's transaction costs (all of such costs will have been paid or accrued for by the MAST Funds and Great Elm Capital Group and will be reimbursed only if the transactions are completed) was used in determining GECC's net asset value as of the measurement date.

  The estimated transaction costs (those incurred to date and those expected to be incurred through and including the closing of the Merger) are summarized in the following table.

Category	GECC	Full Circle	Total
Legal	$1,750,000	$1,500,000	$3,250,000
Accounting and auditing	55,000	65,000	120,000
Financial advisor	—	1,100,000	1,100,000
Printing and proxy solicitation	120,000	120,000	240,000
Other	75,000	615,000	690,000

Total	$2,000,000	$3,400,000	$5,400,000

  The respective estimated transaction costs for each of GECC and Full Circle were deducted in the measurement date calculation of the Exchange Ratio.

  The amounts in the GECC column are pro-forma for consummation of the Merger. If the Merger is not completed, Great Elm and the MAST Funds will not be entitled to reimbursement from GECC for their respective costs associated with the transactions. There is no assurance that actual costs will not exceed the above estimates.

Q:    What Full Circle stockholder vote is required to approve the Merger Proposal?

A:
The affirmative vote of the holders of a majority of the shares of Full Circle common stock outstanding and entitled to vote as of the Record Date is required to approve the Merger Proposal. If you abstain from voting, or if you do not (1) deliver a properly-executed proxy card, (2) instruct the proxy solicitor on how to cast your vote by telephone or via the Internet pursuant to the instructions shown on the proxy card or (3) vote at the special meeting, that will have the same effect as if you voted "against" the Merger Proposal.

Q:    Does the Full Circle Board recommend approval of the Merger Proposal and the Adjournment Proposal?

A:
Yes. The Full Circle Board, acting on the recommendation of the Special Committee, unanimously approved the Merger and the Merger Agreement and recommends that you vote "FOR" the Merger Proposal and "FOR" the Adjournment Proposal.

Q:    What do I need to do now?

A:
Full Circle and GECC each urge you to carefully read this entire document, including the Merger Agreement, which is attached as Annex A to this document. You should also review the documents referenced under "Where You Can Find More Information" and consult with your financial, accounting, legal and tax advisors.

Q:    How do I vote my shares?

A:
You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed postage-paid return envelope as soon as possible so that your shares may be represented at the special meeting. You may instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card. If you are a record stockholder, you may also attend the special meeting in person instead of submitting a proxy. If you hold some or all of your shares in a brokerage account, and you attend the special meeting in person, you will need to bring a letter from your broker identifying you as the beneficial owner of the shares as of the Record Date and authorizing you to vote your shares at the special meeting.

  Unless your shares are held in a brokerage account, if you sign, date and send your proxy card and do not indicate how you want to vote on a proposal, your proxy will be voted "FOR" the approval of the Merger Proposal or "FOR" the Adjournment Proposal. If your shares are held in a brokerage account, or in "street name," please see the answer to the next question.

Q:    If some or all of my Full Circle shares are held in a brokerage account, or in "street name," will my broker vote my shares for me?

A:
Not unless you instruct your broker how to vote your shares. If you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them on the Merger Proposal or the Adjournment Proposal.

  For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the special meeting and vote your shares in person. If you do not provide your broker with instructions or attend the special meeting, it will have the same effect as a vote "against" approval of the Merger. You are urged to authorize proxies by telephone or the Internet if your broker has provided you with the opportunity to do so. See your voting instruction form for details.

  If your broker holds your shares and you attend the special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the special meeting.

Q:    If I am a Full Circle stockholder on the Record Date, what happens if I sell my shares before the special meeting?

A:
If you transfer a share of Full Circle common stock after the Record Date but before the special meeting, you will retain your right to vote that share at the special meeting, but will have transferred the right to receive shares of GECC common stock in the Merger and the right to receive the Special Distribution. In order to receive shares of GECC common stock in the Merger and the Special Distribution, you must hold your Full Circle shares through completion of the Merger.

Q:    If I want to change my vote, what can I do?

A:
You may change your vote at any time before the special meeting takes place. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. You may also change your vote by calling the applicable proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card and simply authorizing a new proxy to vote your shares. The last recorded vote will be the vote that is counted. In addition, you may elect to attend the special meeting and vote in person, as described above.

Q:    If my shares are represented by stock certificates, should I send them in now?

A:
No. You should not send in your stock certificates at this time. If the Merger is consummated, GECC's exchange agent will send you a letter of transmittal explaining what you must do to exchange your Full Circle stock certificates for the Merger Consideration payable to you. If you hold your shares in uncertificated form, you will receive a confirmation as to the GECC common stock issued in exchange for such Full Circle common stock and cash in lieu of fractional shares without any action on your part.

Q:    Whom can I contact with any additional questions?

A:
If you have questions, please contact:

  Broadridge Proxy Service Center
  1155 Long Island Ave, Edgewood, NY 11717
  Banks and Brokers Call (855) 601-2245

Q:    Where can I find more information about GECC and Full Circle?

A:
You can find more information about GECC and Full Circle in the documents described under "Where You Can Find More Information."

x

SUMMARY

        This summary highlights some of the information contained elsewhere in this document. It is not complete and may not contain all of the information that you may want to consider. You are urged to carefully read this entire document, including "Risk Factors" beginning on page 10, and the other documents you are referred to for a more complete understanding of the Merger. See "Where You Can Find More Information."

Full Circle and GECC Propose a Merger of Full Circle into GECC (page 40)

        Pursuant to the Merger Agreement, Full Circle will be merged with and into GECC. GECC will be the surviving entity in the Merger, and, following the Merger, Full Circle will no longer exist as a separate entity. As a result, all of Full Circle's assets, liabilities and subsidiaries immediately before the Merger will become assets, liabilities and subsidiaries of GECC.

        GECC stockholders are expected to own approximately 61% of the combined company's outstanding common stock and Full Circle stockholders are expected to own approximately 39% of the combined company's outstanding common stock.

        The Merger Agreement is attached as Annex A to this document and is incorporated by reference herein in its entirety. You are encouraged to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Merger.

The Parties to the Merger

Full Circle Capital Corporation
102 Greenwich Avenue, 2nd Floor
Greenwich, CT 06830
(203) 900-2100

        Full Circle is a Maryland corporation formed in April 2010 that operates as an externally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Full Circle's investment objective is to generate both current income and capital appreciation through debt and equity investments. Full Circle is managed by Full Circle Advisors and Full Circle Service Company provides the administrative services necessary for it to operate.

        Full Circle invests primarily in senior secured loans and, to a lesser extent, second lien loans, mezzanine loans and equity securities issued by lower middle-market companies and middle-market companies that operate in a diverse range of industries. In Full Circle's lending activities, it focuses primarily on portfolio companies with both (1) tangible and intangible assets available as collateral and security against Full Circle's loan to help mitigate Full Circle's risk of loss, and (2) cash flow to cover debt service.

        Full Circle's investments generally range in size from $3.0 million to $10.0 million; however, it may make larger or smaller investments from time to time on an opportunistic basis. Full Circle focuses primarily on senior secured loans and "stretch" senior secured loans, also referred to as "unitranche" loans, which combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. Full Circle's stretch senior secured loans typically possess a greater advance rate against the borrower's assets and cash flow, and accordingly carry a higher interest rate and/or greater equity participation, than traditional senior secured loans. Full Circle also may invest in mezzanine, subordinated or unsecured loans. In addition, Full Circle may acquire equity or equity related interests from a borrower along with Full Circle's debt investment. Full Circle attempts to protect against risk of loss on Full Circle's debt investments by investing in borrowers with cash flows to cover debt services, while frequently securing its loans against tangible or intangible assets of its borrowers, which may include accounts receivable and contracts for services, and obtaining a favorable loan-to-value ratio, and in many cases, securing other financial protections or credit enhancements, such as personal guarantees from the principals of its borrowers, make well agreements and other forms of collateral, rather than lending predominantly against anticipated cash flows of Full Circle's borrowers.

Great Elm Capital Corp.
200 Clarendon Street, 51st Floor
Boston, MA 02116
(617) 375-3000

        GECC was formed on April 22, 2016 and has not yet commenced operations. GECC is incorporated in Maryland, and will operate as a closed-end, non-diversified management investment company. GECC has elected to be regulated as a BDC under the 1940 Act. GECC will be managed by GECM, which will also provide the administrative services necessary for GECC to operate. GECC is an "emerging growth company" within the meaning of the Jumpstart Our Business Startups Act of 2012 (the JOBS Act) and, as such, is subject to reduced public company reporting requirements.

        Before the Effective Time, GECC will acquire a portfolio of fixed income securities (the Initial GECC Portfolio) from private investment funds (the MAST Funds), that are managed by MAST Capital Management, LLC (MAST), a 14 year-old Boston-based middle-market credit-focused investment manager. The investments included in the Initial GECC Portfolio had a collective fair value of approximately $90.0 million as of June 30, 2016, which represented approximately 26.5%, 24.3% and 5.0%, respectively, of the June 30, 2016 total assets of the three contributing MAST Funds. The assets to be contributed were initially selected by the MAST Funds giving consideration to applicable securities and tax diversification requirements and the final composition of the portfolio and are the result of negotiations between the MAST Funds and Full Circle and the Special Committee. The aggregate fair value of the Initial GECC Portfolio increased from the date of the Merger Agreement to the measurement date used to set the exchange ratio in the Merger. For more information regarding the Initial GECC Portfolio, see "GECC —Initial GECC Portfolio." As consideration for the Initial GECC Portfolio, GECC expects to issue an aggregate of approximately 5,935,800 shares of its common stock to the MAST Funds, representing approximately 75% of the outstanding shares of common stock of GECC immediately prior to completion of the Merger. In addition, Great Elm Capital Group, Inc., the parent of GECM, which was formerly known as Unwired Planet, Inc. (Great Elm Capital Group), contributed $30.0 million in cash to GECC in exchange for the issuance of approximately 1,966,667 shares of GECC common stock, representing approximately 25% of GECC's outstanding shares of common stock immediately prior to completion of the Merger. See "GECC—Formation Transactions."

        GECC will seek to generate current interest and capital appreciation by investing in the capital structures of predominately middle-market companies that operate in a diverse range of industries. GECC expects to make multi-year investments primarily in secured and senior unsecured debt instruments that it purchases in the secondary markets, though it may also originate investments or acquire them directly from issuers. GECC believes that out-of-favor companies can offer the best risk-adjusted returns and will, therefore, likely invest in companies that have high leverage or operate in industries experiencing cyclical declines. Investments in these companies may trade at discounts to their original issue prices. GECC will seek to protect against risk of loss by investing in borrowers with tangible and intangible assets, where GECM believes asset values are expected to exceed the market value of the cumulative debt through GECC's investment. GECC will seek investments whose total return potential (interest income plus capital appreciation and fees, if any) appropriately recognizes potential investment risks. GECM's investment process includes a focus on an investment's related contractual documents, as it seeks to identify rights that enhance an investment's risk protection and avoid those that compromise potential returns or recoveries. GECC may also make investments in subordinated debt, mezzanine debt, and equity or equity-linked financial instruments.

In the Merger, You Will Have the Right to Receive 0.2219 Shares of GECC Common Stock per Share of Full Circle Common Stock (page 66)

        If the Merger is completed, each share of Full Circle common stock outstanding immediately prior to the Effective Time will be converted into the right to receive 0.2219 shares of GECC common stock, subject to the payment of cash instead of fractional shares. To the extent that you have shares represented by stock certificates, you should not send in any stock certificates until you receive written instructions to do so.

        The Merger Agreement provides that the Full Circle Board will declare the Special Distribution, which will be payable after the Merger to the persons who were the record holders of shares of Full Circle common stock immediately before the Effective Time. The aggregate amount of the Special Distribution will be the sum of (1) $5,000,000; plus (2) Full Circle's Undistributed Net Investment Income from March 31, 2016 through and including the Measurement Date; plus (3) the amount of net investment income paid or accrued on Full Circle's investment portfolio and cash from the Measurement Date through the Effective Time. The Special Distribution is expected to be approximately $0.22 per share of Full Circle common stock.

Special Meeting of Full Circle Common Stockholders (page 37)

        Full Circle plans to hold the special meeting on October 25, 2016. At the special meeting, holders of Full Circle common stock will be asked to consider and vote on the following proposals:

  •
  the Merger Proposal; and

  •
  the Adjournment Proposal.

        You can vote at the special meeting if you owned Full Circle common stock at the close of business on the Record Date. On the Record Date, there were 22,474,243 shares of Full Circle common stock outstanding of which 2,484,461 shares, or 11.06%, were owned beneficially or of record by directors and executive officers of Full Circle.

Comparative Market Price of Securities (page 84)

        The following table shows the closing sale price of Full Circle common stock as reported on NASDAQ on June 23, 2016, the last full trading day before the public announcement of the Merger, and on September 26, 2016, the last full trading day before the date of this document.

        This table also shows the implied value of the Merger Consideration proposed for each share of Full Circle common stock, which was calculated by multiplying the pro forma as adjusted net asset value per share of GECC as of June 30, 2016, after giving effect to the Formation Transactions, by 0.2219, the exchange ratio. Shares of GECC common stock may trade below the implied value in the table below.

	Full Circle Common Stock	Implied Value of One Share of Full Circle Common Stock*
Closing Price at June 23, 2016	$2.71		$3.30
Closing Price at September 26, 2016	$2.67	$	[•]
*
Not including the Special Distribution.

        The market price of Full Circle common stock will fluctuate before the Merger. You should obtain current stock price quotations for Full Circle common stock. Full Circle common stock trades on NASDAQ under the symbol "FULL" and reports, proxy statements and other information concerning Full Circle can also be inspected at the NASDAQ offices at 1735 K Street, N.W., Washington, D.C. 20006. GECC intends to apply to list its common stock on NASDAQ under the symbol "GECC" upon completion of the Merger. This is GECC's initial public offering. Accordingly, you will not know the market price of the shares of GECC common stock that you will receive as Merger Consideration.

Dividends (page 89)

        Because GECC has not yet commenced operations, it has not yet paid any dividend or distribution. However, it intends to distribute monthly distributions to its stockholders, beginning in the second full calendar month after the completion of the Merger.

        The Full Circle Board will declare the Special Distribution before the Effective Time. It will be payable after the Effective Time to the persons that are the record holders of shares of Full Circle common stock immediately before the Effective Time.

        For a history of the dividends and distributions paid by Full Circle since July 1, 2014, see "Market Price, Dividend and Distribution Information."

The Merger Is Intended to Be Tax-Deferred to Full Circle Common Stockholders as to the Shares of GECC Common Stock They Receive (page 57)

        The Merger is intended to qualify as a "reorganization," within the meaning of Section 368(a) of the Code with respect to Full Circle. Accordingly, the Merger should be tax deferred to you for U.S. federal income tax purposes as to the shares of GECC common stock you receive in the Merger, except to the extent of any gain or loss that may result from your receipt of cash instead of fractional shares of GECC common stock.

        The Special Distribution should not be treated for U.S. federal income tax purposes as part of the consideration paid for your shares in the Merger but instead should be treated for U.S. federal income tax purposes as a distribution with respect to your Full Circle common stock. If you are a U.S. stockholder, you will generally be required to take the Special Distribution into account as ordinary income or capital gains, except to the extent of the lesser of (i) the amount of the Special Distribution that you receive that is a distribution in excess of Full Circle's current and accumulated earnings and profits, and (ii) your adjusted basis in your Full Circle common stock. Full Circle expects that a significant part of the $5.0 million fixed portion of the Special Distribution will be a distribution in excess of Full Circle's current and accumulated earnings and profits and could be treated as a return of capital for U.S. federal income tax purposes. If you are a non-U.S. stockholder, the Special Distribution may be subject to U.S. federal withholding tax.

        You should read "Certain Material U.S. Federal Income Tax Considerations" for a more complete discussion of the U.S. federal income tax consequences of the Merger and the Special Distribution. Tax matters can be complicated and the tax consequences to you of the Merger and the Special Distribution will depend on your particular tax situation. You should consult with your tax advisor to confirm the tax consequences to you of the Merger and the Special Distribution.

The Merger Will Be Accounted for as a "Business Combination"

        The Merger will be accounted for as an acquisition of Full Circle by GECC under ASC 805-10, Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree based on their fair values as of the date of acquisition. For accounting purposes, GECC will be the acquirer and will make such determinations. As described in more detail in ASC 805-10, goodwill, if any, will be recognized as of the acquisition date, for the excess of the fair value of the consideration transferred over the fair value of identifiable net assets acquired. If the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain.

        The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated fair value of Full Circle's investment portfolio and its net asset value. Accordingly, the final purchase accounting adjustments and integration charges may be materially different from the pro forma adjustments presented in this document. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of Full Circle as compared to the information shown in this document may change the amount of the purchase price allocated to goodwill or recognized as income in accordance with ASC 805-10.

Reasons for the Merger (page 47)

        The Special Committee is composed of three independent and disinterested directors, none of whom is affiliated with GECC, Great Elm Capital Group, GECM or MAST or their affiliates, and none of whom is an officer or employee of Full Circle or Full Circle Advisors. The Special Committee unanimously approved the Merger and the other transactions contemplated by the Merger Agreement. The Special Committee unanimously recommended that the Full Circle Board adopt resolutions (1) declaring that the Merger and the other transactions contemplated by the Merger Agreement are advisable, (2) directing (subject to the terms of the Merger Agreement) that the Merger be submitted for consideration at a special meeting of the Full Circle stockholders and (3) resolving to recommend (subject to the terms of the Merger Agreement) that the Full Circle stockholders vote to approve the

Merger. Acting upon the Special Committee's recommendation, the Full Circle Board, pursuant to resolutions adopted at a meeting held on June 23, 2016, unanimously:

  •
  declared the Merger and the other transactions contemplated by the Merger Agreement advisable;

  •
  directed (subject to the terms of the Merger Agreement) that the Merger be submitted for consideration at a special meeting of the Full Circle stockholders; and

  •
  resolved to recommend (subject to the terms of the Merger Agreement) that the Full Circle stockholders vote to approve the Merger.

        In reaching its determination and making its recommendation to the Full Circle Board, the Special Committee consulted with its financial and legal advisors and considered various factors. These factors included:

  •
  the financial terms of the Merger, including the "NAV-to-NAV" methodology to be used in setting the exchange ratio and the fact that the Merger Agreement provides for the declaration and payment of the Special Distribution;

  •
  the fact that the surviving corporation in the Merger will have greater equity capitalization and total assets than Full Circle, and that the surviving corporation will have net assets of over $190.0 million—over double the net assets of Full Circle (which were approximately $81.0 million as of March 31, 2016);

  •
  the fact that Full Circle Advisors has experienced financial difficulties affecting its ability to continue to serve as Full Circle's investment adviser;

  •
  the capabilities and resources that GECM is expected to provide in its capacity as GECC's investment adviser, and the investment strategy that GECM has indicated it intends to implement for the surviving corporation;

  •
  the terms on which GECM has agreed to serve as investment adviser to the surviving corporation, which the Full Circle Board believes are more favorable in the aggregate than the terms of Full Circle's existing investment management agreement with Full Circle Advisors, notably because the base management fee payable to GECM will be 1.50% of average gross assets, as compared to the fee payable to Full Circle Advisors of 1.75% of average gross assets;

  •
  the fact that Great Elm Capital Group, the parent company of GECM will have a substantial equity interest in GECC immediately following the Merger (expected to represent approximately 15% of GECC's outstanding shares of common stock) and has agreed to a one year lock-up in respect of those shares; and

  •
  the financial analyses reviewed by Houlihan Lokey Capital, Inc. (Houlihan Lokey) with the Special Committee as well as the oral opinion of Houlihan Lokey rendered to the Special Committee on June 23, 2016 (which was subsequently confirmed in writing by delivery of Houlihan Lokey's written opinion addressed to the Special Committee dated June 23, 2016), as to, as of June 23, 2016, the fairness, from a financial point of view, to the holders of Full Circle common stock of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement. As described below, Houlihan Lokey's opinion was based on various assumptions, including the assumption that the Merger Consideration would be based on an exchange ratio of 0.2169. Full Circle has not obtained, and does not intend to obtain, an updated opinion from Houlihan Lokey.

        The foregoing list does not include all the factors that the Full Circle Board considered in making its decision. For a further discussion of the material factors considered by the Full Circle Board, see "The Merger—Reasons for the Merger."

Opinion of the Financial Advisor to the Special Committee (page 46)

        On June 23, 2016, Houlihan Lokey verbally rendered its opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey's written opinion addressed to the Special Committee dated June 23, 2016), as to, as of June 23, 2016, the fairness, from a financial point of view, to the holders of Full Circle common stock of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement. For purposes of its analyses and opinion, Houlihan Lokey assumed, based on information provided to it as of the date of its opinion, that the Merger Consideration to be received by Full Circle's stockholders in the Merger would be 0.2169 of a share of GECC common stock per share of Full Circle common stock (which is different from the exchange ratio as ultimately determined pursuant to the Merger Agreement, but which was not known as of the date of Houlihan Lokey's opinion—see "Description of the Merger Agreement—Conversion of Shares; Exchange of Shares").

        Houlihan Lokey's opinion was directed to the Special Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of Full Circle common stock of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Houlihan Lokey's opinion in this document is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this document and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey's opinion nor the summary of its opinion and the related analyses set forth in this document are intended to be, and do not constitute, advice or a recommendation to the Special Committee, the Full Circle Board, any security holder of Full Circle or any other person as to how to act or vote with respect to any matter relating to the Merger.

Risks Relating to the Proposed Merger (page 10)

        The Merger and the other transactions contemplated by the Merger Agreement are subject to many risks. You should carefully consider these risks before deciding how to vote on the proposals to be voted on at the special meeting. See "Risk Factors—Risks Relating to the Merger" for a more detailed discussion of these factors.

  •
  You will not know the market value of the GECC shares you will receive until after the Effective Time.

  •
  You will experience a reduction in your percentage ownership and percentage voting power in the combined company as a result of the Merger.

  •
  If the Merger does not close, Full Circle will not benefit from the expenses incurred in its pursuit.

  •
  Termination of the Merger Agreement could negatively impact Full Circle.

  •
  Full Circle may be obligated to pay GECC a termination fee or to reimburse GECC's expenses after a termination of the Merger Agreement.

  •
  The Merger Agreement limits Full Circle's ability to pursue alternatives to the Merger.

  •
  The Merger is subject to closing conditions, including approval by the holders of Full Circle common stock, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to Full Circle's business and operations.

  •
  Two lawsuits have been filed challenging the Merger. An adverse ruling in either such lawsuit may prevent the Merger from becoming effective within the expected timeframe or at all. If the Merger is completed, these lawsuits and other legal proceedings could have a material impact on the results of operations, cash flows or financial condition of the surviving corporation.

        Full Circle will be subject to business uncertainties and contractual restrictions while the Merger is pending. The market price of GECC common stock may be affected by factors different from those affecting Full Circle common stock currently.

        In addition, you should carefully consider the other matters described in "Risk Factors" in determining whether to vote "for" the Merger Proposal. You could lose the value of your investment in GECC stock if any of the events described under "Risk Factors" occurs, which could materially adversely affect GECC's business, net asset value, financial condition and/or results of operations.

The Full Circle Board Unanimously Recommends That You Vote "FOR" Approval of the Merger Proposal (page 46)

        The Full Circle Board, acting on the recommendation of the Special Committee, has determined that the Merger is advisable and unanimously recommends that you vote "FOR" the Merger Proposal and "FOR" the Adjournment Proposal.

Certain Persons Related to Full Circle Have Interests in the Merger that Differ from Your Interests (page 55)

        Certain persons related to Full Circle have financial interests in the Merger that are different from, and/or in addition to, the interests of Full Circle's stockholders. The members of the Full Circle Board were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in recommending to the holders of Full Circle common stock that the Merger Proposal be approved. These interests are described in more detail in the section of this document entitled "The Merger—Interests of Certain Persons Related to Full Circle in the Merger."

Full Circle and GECC Agreed When and How Full Circle Can Consider Third-Party Acquisition Proposals (page 74)

        In the Merger Agreement, Full Circle agreed that it will not, and will cause its subsidiaries not to, and will instruct Full Circle's and its subsidiaries' respective officers, directors, employees and other advisors, representatives and agents not to, initiate or solicit or knowingly encourage any inquiry, with respect to, or the making of, any Acquisition Proposal (as defined in the Merger Agreement).

        The Merger Agreement further provides, however, that if Full Circle receives a bona fide Acquisition Proposal from a third party and the Full Circle Board determines in good faith, after consultation with counsel and its financial advisor, that failure to take such action could reasonably be expected to be inconsistent with the directors' fiduciary duties, and the person making the Acquisition Proposal is reasonably likely to submit a "Superior Proposal" (as defined in the Merger Agreement), Full Circle may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied. In addition, subject to procedural requirements (including the ability of GECC to revise its offer) and the payment of a $3.0 million termination fee, Full Circle may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal.

The Merger Requires the Approval of Full Circle Stockholders Holding at Least a Majority of Votes Entitled to Be Cast

        The adoption of the Merger Proposal requires the affirmative vote of the holders of at least a majority of the shares of Full Circle common stock outstanding on the Record Date. A failure to vote in person or by proxy will have the same effect as a vote "against" the Merger Proposal.

Conditions That Must Be Satisfied or Waived for the Merger to Occur (page 75)

        As more fully described in this document and in the Merger Agreement, the obligations of Full Circle and GECC to complete the Merger are subject to the satisfaction or, where permissible, waiver of the following conditions, among others:

  •
  the Merger Proposal is approved by Full Circle stockholders at the special meeting;

  •
  the shares of GECC stock to be issued in connection with the Merger have been authorized for listing on the NASDAQ Global Select Market;

  •
  the registration statement, of which this document forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC;

  •
  no governmental entity having jurisdiction over Full Circle or GECC shall have issued an order, decree or ruling or taken any other material action enjoining or otherwise prohibiting consummation of the Merger;

  •
  GECM is registered as an investment adviser under the Advisers Act;

  •
  GECC has elected to be regulated as a BDC under the 1940 Act;

  •
  the truth and correctness of the representations and warranties of each other party in the Merger Agreement, subject to the materiality standards provided in the Merger Agreement, and the receipt by each party of a certificate from the other party to that effect;

  •
  the performance by each other party in all material respects of their obligations under the Merger Agreement and the receipt by each party of a certificate from the other party to that effect; and

  •
  since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of the other party, other than certain previously disclosed matters.

        Full Circle and GECC cannot be certain when, or if, the conditions to the Merger will be satisfied or waived or whether the Merger will ever be completed.

Termination of the Merger Agreement (page 77)

        The Merger Agreement contains termination rights for Full Circle and GECC. The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the approval of the Full Circle stockholders sought by this document, as follows:

  •
  by mutual consent of GECC and Full Circle; or

  •
  by either GECC or Full Circle:

  •
  if the Merger has not been completed by October 31, 2016 (the Termination Date); but if regulatory approvals have been obtained as of October 15, 2016, then Full Circle or GECC may extend the Termination Date for up to ninety days by providing the other party a written notice of such extension on or before the Termination Date as determined without such extension;

  •
  if any governmental entity having jurisdiction over Full Circle or GECC shall have issued an order, decree or ruling or taken any other action, in each case, enjoining or otherwise prohibiting consummation of the Merger, and such order, decree, ruling or other action has become final and non-appealable; or

  •
  if the special meeting has concluded without the Merger Proposal having been approved;

  •
  by Full Circle:

  •
  upon a breach of any covenant or agreement on the part of GECC in the Merger Agreement or upon a breach of any covenant or agreement in the Subscription Agreement by any party thereto or if any representation or warranty of GECC in the Merger Agreement is untrue or if any representation or warranty of any party to the Subscription Agreement is untrue, provided, that if such breach is curable by GECC through the exercise of reasonable best efforts and GECC continues to exercise such reasonable best efforts, Full Circle may not terminate the Merger Agreement;

  •
  if the Formation Transactions have not been consummated as and when required under the Merger Agreement and the Subscription Agreement or within two business days thereafter; or

  •
  in order to enter into a definitive agreement with respect to a Superior Proposal.

  •
  by GECC:

  •
  upon a breach of any covenant or agreement on the part of Full Circle, or if any representation or warranty of Full Circle is untrue, but if such breach is curable by Full Circle through the exercise of reasonable best efforts and Full Circle continues to exercise such reasonable best efforts, GECC may not terminate the Merger Agreement; or

  •
  if the Full Circle Board shall have publicly disclosed a Change in Recommendation (as defined in the Merger Agreement).

If the Merger Agreement is terminated:

  •
  by Full Circle, in order to enter into a definitive agreement with respect to a Superior Proposal, Full Circle will be required to pay $3,000,000 (the Termination Fee) to the account of GECC within two business days of termination;

  •
  by GECC, if the Full Circle Board shall have publicly disclosed a Change in Recommendation, Full Circle will be required to pay the Termination Fee to GECC within two business days;

  •
  because the special meeting concluded without the Merger Proposal having been approved by the stockholders of Full Circle, and before the special meeting a proposal for an Alternative Transaction has been publicly announced and not withdrawn, then Full Circle will be required to reimburse GECC's reasonable out-of-pocket expenses in connection with the Merger and the other transactions contemplated by the Merger Agreement up to a maximum aggregate amount of $1.0 million (the Expense Reimbursement) within 10 business days following invoice; or

  •
  if after Full Circle has been required to pay the Expense Reimbursement, Full Circle enters into a definitive agreement for one or more Alternative Transactions (as defined in the Merger Agreement) within twelve months following the termination of the Merger Agreement, Full Circle will be required to pay GECC an amount equal to the Termination Fee minus the Expense Reimbursement.

The Rights of Full Circle Common Stockholders Following the Merger Will Not Be Materially Different (page 218)

        The rights of Full Circle's stockholders are currently governed by Maryland law and Full Circle's charter and bylaws. When the Merger is completed, Full Circle's stockholders will become stockholders of GECC, a Maryland corporation, and their rights will be governed by Maryland law and GECC's charter and bylaws. The charter and bylaws of both Full Circle and GECC are substantially similar, and as a result, the rights of Full Circle's stockholders and the rights of GECC's stockholders are substantially similar.

Measurement Date Valuation

        The Exchange Ratio was set based on the following calculations as of August 31, 2016:

	Amounts in thousands
	Initial GECC Portfolio	Full Circle
Trilogy International Partners Senior Secured Notes	$10,005
Optimal Specialty Steel Senior Secured Notes	13,726
Tallage Adams Senior Secured Term Loan	208
Tallage Lincoln Senior Secured Term Loan	388
Avanti Communications Senior Secured Notes	54,628
Everi Holdings Senior Unsecured Notes	11,582

Total Portfolio	90,537
Other assets and liabilities, net	30,000

Net assets value as of the measurement date	120,537	$82,087
Special Dividend	—	(5,409)
Estimated transaction costs not included in NAV	(2,000)	(3,280)

Net asset value for purposes of Exchange Ratio calculation	$118,537	$74,800

RISK FACTORS

        The risks set out below, and elsewhere in this document, are not the only risks GECC and Full Circle face. Additional risks and uncertainties not currently known to GECC or Full Circle or that they currently deem to be immaterial also may materially adversely affect their business, financial condition or operating results. If any of the following events occur, GECC or Full Circle's business, financial condition or results of operations could be materially adversely affected. In addition to the other information included in this document, you should carefully consider the matters described below in determining whether to approve the Merger Proposal.

Risks Relating to the Merger

        You cannot be sure of the market value of the Merger Consideration you will receive until after the closing date. The Exchange Ratio of 0.2219 shares of GECC common stock for each share of Full Circle common stock was fixed as of the Measurement Date and is not subject to adjustment based on events occurring after that date. Because GECC common stock will not be publicly traded and listed on the NASDAQ Global Select Market before the Effective Time, you cannot know the market value of the shares of GECC common stock issuable to you as Merger Consideration.

        The Initial GECC Portfolio was selected in a negotiation among GECC, the MAST Funds and the Special Committee and may not be the optimal portfolio. The Initial GECC Portfolio is the product of a negotiation among GECC, the MAST Funds and the Special Committee. The MAST Funds continue to hold positions in many of the securities comprising the Initial GECC Portfolio. The MAST Funds hold other assets that could have been included in the Initial GECC Portfolio. There is no assurance that the Initial GECC Portfolio will perform better than Full Circle's portfolio or other assets that the MAST Funds could have contributed to GECC.

        $50 million of the Initial GECC Portfolio is represented by senior secured notes issued by Avanti and there is no assurance that GECC will fully recover its investment. $50 million of the Initial GECC Portfolio is comprised of senior secured notes issued by Avanti. On September 16, 2016, Avanti announced that it had recently entered into constructive discussions with certain of its largest bondholders (the "Investor Group") representing approximately 60% of its senior secured notes (the "Avanti Notes") with the dual goals of addressing near-term liquidity needs and developing a stable long term platform for the company. As a result, Avanti on that same date announced that it was launching a consent solicitation process to facilitate paying the October 1 coupon on the Avanti Notes in kind in lieu of cash. In order to further support the strategic review process, Avanti also announced that it had entered into binding agreements with certain suppliers to defer approximately $39 million of capital expenditure payments to the third quarter of fiscal 2017.

        Pursuant to the consent solicitation, if holders of at least 90% in aggregate principal amount of the Avanti Notes (the "90% Consent Threshold") validly deliver (and do not revoke) their consent to the proposed PIK amendment prior to the early consent time, the full amount of the October coupon, together with a PIK consent payment, will be paid-in-kind via the issuance of additional Avanti Notes. If the 90% Consent Threshold is not met, the October coupon will be paid in the form of additional Avanti Notes only to those holders that delivered consents prior to the expiration time, while non-consenting holders will continue to be paid the October coupon in cash using cash currently available on the Avanti's balance sheet. Per the consent solicitation, if Avanti fails to meet the 90% Consent Threshold, then it could also elect, with the consent of the Investor Group, to terminate the portion of the consent solicitation related to the proposed PIK amendment and instead enter into a forbearance agreement with consenting holders. Under the forbearance agreement, holders would, among other things, agree not to accelerate or take enforcement action on the basis of an event of default under the indenture as a result of any non-payment of the October coupon on the Avanti Notes. We cannot assure you that Avanti will be successful in achieving the 90% Consent Threshold with respect to its consent solicitation, or if it will be successful in negotiating a forbearance agreement in the event it fails to achieve the required 90% Consent Threshold pursuant to its consent solicitation.

        If there is an event of default under the indenture and the Avanti Notes are accelerated, Avanti has indicated that it believes it would have insufficient liquidity and capital market access to pay the obligations under the Avanti Notes. You should be aware that Avanti has indicated that it believes that, under such circumstances, it would consider other restructuring options, such as entering into an insolvency procedure under English law or by filing for Chapter 11 protection under the United States Bankruptcy Code, the consequences of which could include a reduction in the value of the assets available to satisfy the Avanti Notes and the imposition of costs and other additional risks on holders of the Avanti Notes., including a material reduction in the value of the notes and their potential conversion to equity interests in Avanti. In such an event, we cannot assure you that GECC will fully recover its current investment in Avanti, which could have a material adverse effect on GECC's financial condition and results of operations.

        Sales of shares of GECC's common stock after the completion of the Merger may cause the market price of GECC common stock to fall. Based on the number of outstanding shares of Full Circle's common stock as of June 23, 2016, GECC would issue approximately 5.0 million shares of GECC common stock to Full Circle's stockholders in exchange for their shares of Full Circle common stock pursuant to the Merger Agreement. If a significant number of Full Circle's former stockholders decide to sell the shares of GECC common stock that they hold, those sales of shares of GECC common stock could depress the prices at which shares of GECC common stock trade.

        You will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger. You will experience a substantial reduction in your percentage ownership interests and effective voting power in respect of the combined company relative to your percentage ownership interests in Full Circle prior to the Merger. Consequently, you should expect to exercise less influence over the management and policies of the combined company following the Merger than you currently exercise over the management and policies of Full Circle.

        GECC may be unable to realize the benefits anticipated by the Merger, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits. The realization of benefits anticipated as a result of the Merger will depend in part on the integration of Full Circle's investment portfolio with GECC's and the integration of Full Circle's business with GECC's. There can be no assurance that Full Circle's investment portfolio or business can be operated profitably or integrated successfully into GECC's in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of GECC and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects including, but not limited to, incurring unexpected costs or delays in connection with such integration and failure of Full Circle's investment portfolio to perform as expected, could have a material adverse effect on the financial results of GECC.

        GECC also expects to achieve cost savings and synergies from the Merger when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings and synergies could turn out to be incorrect. In addition, the cost savings and synergies estimates also assume GECC's ability to refinance Full Circle's debt and to combine the investment portfolios and businesses of GECC and Full Circle in a manner that permits those cost savings and synergies to be fully realized. If the estimates turn out to be incorrect or GECC is not able to successfully refinance or pay down Full Circle's debt and combine the investment portfolios and businesses of the two companies, the anticipated cost savings and synergies may not be fully realized, may take longer to realize than expected or may not be realized at all.

        If the Merger does not close, Full Circle will not benefit from the expenses incurred in its pursuit. The Merger may not be completed. If the Merger is not completed, Full Circle will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Merger for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Merger is not completed.

        Termination of the Merger Agreement could negatively impact Full Circle. If the Merger Agreement is terminated, there may be various consequences, including:

  •
  Full Circle's business may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Merger, without realizing any of the anticipated benefits of completing the Merger;

  •
  the market price of Full Circle common stock might decline to the extent that the market price prior to termination reflects a market assumption that the Merger will be completed;

  •
  Full Circle may not be able to find a party willing to pay an equivalent or more attractive price than the price GECC has agreed to pay in the Merger; and

  •
  the payment of the Termination Fee or reimbursement of expenses, if required under the circumstances, could adversely affect the financial condition and liquidity of Full Circle.

        Under certain circumstances, Full Circle is obligated to pay GECC a termination fee upon termination of the Merger Agreement. No assurance can be given that the Merger will be completed. The Merger Agreement provides for the payment by Full Circle to GECC of a termination fee of $3.0 million if the Merger is terminated under certain circumstances. See "Description of the Merger Agreement—Termination of the Merger Agreement" for a discussion of the circumstances that could result in the payment of a termination fee.

        The Merger Agreement limits Full Circle's ability to pursue alternatives to the Merger. The Merger Agreement contains provisions that limit Full Circle's ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of Full Circle. These provisions, which are typical for transactions of this type, and include a $3.0 million termination fee payable under certain circumstances, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of Full Circle from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share price than that proposed in the Merger or might result in a potential competing acquiror proposing to pay a lower per share price to acquire Full Circle than it might otherwise have proposed to pay.

        The Merger is subject to closing conditions, including stockholder approval, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to Full Circle's business and operations. The Merger is subject to closing conditions, including the approval of Full Circle's stockholders that, if not satisfied, will prevent the Merger from being completed. The closing condition that Full Circle's stockholders approve the Merger may not be waived under applicable law and must be satisfied for the Merger to be completed. Under certain circumstances, Full Circle may be obligated to pay an expense reimbursement to GECC in the amount of up to $1.0 million or a termination fee in the amount of $3.0 million. The payment of such expenses or termination fee could have a material adverse impact on Full Circle's business and operations. In addition to the required approval of Full Circle's stockholders, the Merger is subject to a number of other conditions beyond Full Circle's control that may prevent, delay or otherwise materially adversely affect its completion. Neither Full Circle nor GECC can predict whether and when these other conditions will be satisfied.

        Certain persons related to Full Circle have interests in the Merger that differ from the interests of Full Circle stockholders. Certain persons related to Full Circle have financial interests in the Merger that are different from, and/or in addition to, the interests of Full Circle's stockholders. In particular, GECM is expected to retain Gregg Felton, Full Circle's chief executive officer, and John Stuart, Full Circle's chairman, both of whom collectively control Full Circle Advisors, as consultants subsequent to completion of the Merger in view of their collective knowledge of Full Circle's current portfolio investments and Mr. Stuart will serve as a member of GECC's board of directors. In addition, Michael Sell, Full Circle's chief financial officer, has agreed to be retained by GECM and serve as GECC's chief financial officer, treasurer and secretary subsequent to completion of the Merger. These interests are described in more detail in the section of this document entitled "The Merger—Interests of Certain Persons Related to Full Circle in the Merger."

        Full Circle will be subject to business uncertainties and contractual restrictions while the Merger is pending. Uncertainty about the effect of the Merger may have an adverse effect on Full Circle and, consequently, on the combined company following completion of the Merger. These uncertainties may impair Full Circle's ability to retain and motivate key personnel until the Merger is consummated and could cause those that deal with Full Circle to seek to change their existing business relationships with Full Circle. Retention of certain employees may be challenging during the pendency of the Merger, as certain employees may experience uncertainty about their future following completion of the Merger. If key Full Circle employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain affiliated with the combined company following completion of the Merger, the combined company's business following the Merger could be harmed. In addition, the Merger Agreement restricts Full Circle from taking actions that it might otherwise consider to be in its best interests, including, but not limited to, making new investments. These restrictions may prevent Full Circle from pursuing certain business opportunities that may arise prior to the completion of the Merger. Please see the section entitled "Description of the Merger Agreement—Conduct of Business Pending Completion of the Merger" for a description of the restrictive covenants to which Full Circle is subject.

        The shares of GECC common stock to be received by Full Circle stockholders as a result of the Merger will have different rights associated with them than shares of Full Circle common stock currently held by them. The rights associated with Full Circle common stock are different from the rights associated with GECC common stock. See "Comparison of Stockholder Rights."

        The market price of GECC common stock after the Merger may be affected by factors different from those affecting Full Circle common stock currently. The businesses of GECC and Full Circle differ and, accordingly, the results of operations of the combined company and the market price of GECC common stock after the Merger may be affected by factors different from those currently affecting the independent results of operations of Full Circle. These factors include:

  •
  greater number of shares outstanding;

  •
  different composition of stockholder base;

  •
  different portfolio composition and investment strategy;

  •
  different dividend policies;

  •
  different management structure; and

  •
  different asset allocation and capitalization.

        Accordingly, the historical trading prices and financial results of Full Circle are not indicative of these matters for the combined company following the Merger. For a discussion of the business of GECC and of certain factors to consider in connection with its business, see "GECC." For a discussion of the business of Full Circle and of certain factors to consider in connection with its business, see "Full Circle—Business."

        Full Circle stockholders who hold their shares in certificated form and who do not timely surrender their Full Circle common stock certificates for GECC common stock after the completion of the Merger will be deemed to have elected to receive dividends and other distributions declared after the completion of the Merger with respect to GECC common stock in the form of GECC common stock in accordance with GECC's dividend reinvestment plan and, as a result, may suffer adverse tax consequences. As soon as reasonably practicable after completion of the Merger, the exchange agent will mail a letter of transmittal to each record holder of Full Circle common stock who holds their shares in certificated form. This mailing will contain instructions on how to surrender Full Circle common stock certificates in exchange for statements indicating book-entry ownership of GECC common stock and a check in the amount of cash to be paid instead of fractional shares. Until Full Circle common stock is surrendered for exchange, any dividends or other distributions declared after the completion of the Merger with respect to GECC common stock into which shares of Full Circle common stock may have been converted will accrue, without interest, but will not be paid. GECC will pay to such former Full Circle stockholders any unpaid dividends or other distributions, without interest, only after they have duly surrendered their Full Circle stock certificates.

        In addition, any such unpaid dividends or other distributions will be payable in the form of shares of GECC common stock in accordance with GECC's dividend reinvestment plan for stockholders who have not opted out of the plan. Because stockholders who receive distributions in the form of stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, Full Circle stockholders who do not timely surrender their Full Circle common stock certificates for GECC common stock after the completion of the Merger may suffer adverse tax consequences attributable to non-cash income realized with respect to any dividends or other distributions.

        Litigation challenging the Merger could prevent or delay the completion of the Merger or result in rescission of the Merger, and if the Merger is completed, the surviving corporation may face additional risks. Full Circle and GECC are aware that two lawsuits have been filed challenging the Merger. The first action alleges that the Full Circle directors breached their fiduciary duties by failing properly to disclose certain purportedly material information relating to the Merger in the registration statement filed with the SEC with respect to the Merger. The plaintiff seeks, among other relief, a preliminary and permanent injunction enjoining the Merger, rescission or rescissory damages in the event the Merger is consummated, an order directing the defendants to account for damages, and costs and fees in connection with the lawsuit. The second action alleges that Full Circle, Full Circle's directors, GECC and MAST Capital Management, LLC violated the federal securities laws by failing properly to disclose certain purportedly material information relating to the Merger in the registration statement filed with the SEC with respect to the Merger. The plaintiff seeks, among other relief, a preliminary and permanent injunction enjoining the Merger, rescission or rescissory damages in the event the Merger is consummated, an order directing the defendants to issue a new registration statement, declaring that defendants have violated the federal securities laws, and costs and fees in connection with the lawsuit. These legal proceedings could delay or prevent the Merger from becoming effective within the agreed upon timeframe or at all. Neither GECC nor Full Circle can predict the eventual outcome of these proceedings and the ultimate outcome of such proceedings could, upon completion of the Merger, cause rescission of the Merger or may be material to the results of operations, cash flows or financial condition of the surviving corporation. It is possible that third parties could try to seek to impose liability against the surviving corporation in connection with this matter or other potential legal proceedings.

Risks Relating to GECC's Business and Structure

        Capital markets experience periods of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on GECC's business and operations. The global capital markets are subject to disruption as evidenced by, among other things, a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. The United Kingdom's recent vote to leave the European Union may disrupt global capital markets. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. GECC cannot provide any assurance that these conditions will not significantly worsen. Equity capital may be difficult to raise because as a BDC, GECC is generally not able to issue additional shares of its common stock at a price less than net asset value.

        The expected illiquidity of GECC's investments may make it difficult for GECC to sell such investments if required. As a result, GECC may realize significantly less than the value at which it has recorded its respective investments. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of GECC's investments and on the potential for liquidity events involving its investments. An inability to raise capital, and any required sale of each of GECC's investments for liquidity purposes, could have a material adverse impact on its business, financial condition or results of operations.

        A significant portion of GECC's total outstanding shares may be sold into the public market in the near future, which could cause the market price of GECC's common stock to drop significantly, even if its business is doing well. Sales of a substantial number of shares of GECC's common stock in the public market could occur at any time after the Effective Time. These sales, or the market perception that the holders of a large number of shares intend to sell shares, could reduce the market price of GECC's common stock. GECC is obligated to register the resale of all of the shares of GECC common stock issued to the MAST Funds and Great Elm Capital Group in the Formation Transactions. The shares issued in the Formation Transaction will represent approximately 61% of GECC's outstanding shares of common stock upon completion of the Merger.

        The MAST funds will not be prohibited from transferring the shares of GECC common stock issued to the MAST Funds in connection with the Formation Transactions. Any sale by the MAST Funds of all or a portion of their shares could cause the market price of shares of GECC common stock to drop significantly, even if its business is doing well.

        Great Elm Capital Group and the MAST Funds will collectively own a majority of GECC's outstanding common stock and may attempt to exert control over GECC in a manner that is adverse to your interests. Great Elm Capital Group and the MAST Funds will collectively own a majority of GECC's outstanding common stock and accordingly may control the results of matters submitted to the vote of GECC's stockholders. Great Elm Capital

Group and the MAST Funds agreed to vote their shares proportionately to the other stockholders of GECC on certain matters and until they collectively own less than 35 percent of GECC's outstanding common stock. Although there is no agreement between Great Elm Capital Group and the MAST Funds to act in concert with respect to the shares of GECC common stock they own, funds managed by MAST (including the MAST Funds) are the largest stockholder of Great Elm Capital Group and Peter A. Reed, a partner at MAST and chief executive officer of GECC is a member of the board of directors of Great Elm Capital Group. Great Elm Capital Group and the MAST Funds may use their share ownership, ownership of GECM or otherwise exert control over GECC in a manner that is adverse to your interests.

        You may not receive distributions or GECC's distributions may not grow over time. GECC intends to make distributions on a monthly basis to its stockholders out of assets legally available for distribution. GECC cannot assure you that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to GECC as a BDC, GECC may be limited in its ability to make distributions. See "Regulation as a Business Development Company."

        GECC may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing with GECC. GECC will assume Full Circle's outstanding indebtedness and may in the future borrow additional money, each of which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with GECC. GECC's ability to service potential debt depends largely on its financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that GECC could employ at any particular time will depend on its investment adviser's and its board of directors' assessment of market and other factors at the time of any proposed borrowing.

        Any GECC credit facility would impose financial and operating covenants that would restrict its business activities, including limitations that could hinder GECC's ability to finance additional loans and investments or to make the distributions required to qualify, or subsequent thereto, maintain its status as a regulated investment company under the Code (a RIC). A failure to renew GECC's credit facilities or to add new or replacement debt facilities could have a material adverse effect on GECC's business, financial condition or results of operations.

        Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in GECC's securities. Holders of such debt securities would have fixed dollar claims on GECC's consolidated assets that would be superior to the claims of its common stockholders or any preferred stockholders. If the value of GECC's consolidated assets increases, then leveraging would cause the net asset value per share of its common stock to increase more sharply than it would have had GECC not leveraged.

        Conversely, if the value of GECC's consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had GECC not leveraged. Similarly, any increase in GECC's consolidated income in excess of consolidated interest payable on the borrowed funds would cause GECC's net income to increase more than it would without the leverage, while any decrease in GECC's consolidated income would cause net income to decline more sharply than it would have had GECC not borrowed. Such a decline could negatively affect GECC's ability to make common stock distribution payments. There can be no assurance that a leveraging strategy will be successful.

        Any amounts that GECC uses to service its indebtedness will not be available for distributions to you. GECC may issue debt securities and/or borrow money from banks or other financial institutions, referred to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, GECC will be permitted, as a BDC, to issue senior securities representing indebtedness so long as its asset coverage ratio satisfies the ratio stipulated under the 1940 Act. If the value of GECC's assets declines, GECC may be unable to satisfy these tests. If that happens, GECC may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness at a time when doing so may be disadvantageous. Any amounts that GECC uses to service its indebtedness would not be available for distributions to you.

        GECC may experience fluctuations in its quarterly results. GECC could experience fluctuations in its quarterly operating results due to a number of factors, including the level of expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which GECC encounters competition in its markets and general economic conditions. Also GECC could experience fluctuations in its quarterly operating results due to a number of other factors, including the interest rates payable on the debt investments GECC makes and the default rates on such investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

        GECC's ability to grow depends on its ability to raise capital and/or access debt financing. GECC will need to periodically access the capital markets to raise cash to fund new investments. GECC expects to elect to be treated as a RIC under Subchapter M of the Code and operate (assuming the completion of the Merger) in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain GECC's RIC status, GECC must distribute to its stockholders on a timely basis generally an amount equal to at least 90% of its investment company taxable income (as defined by the Code), and, as a result, such distributions will not be available to fund respective investment originations. As a result, GECC must continue to borrow from financial institutions and issue additional securities to fund their respective growth. Unfavorable economic or capital market conditions may increase GECC's funding costs, limit its access to the capital markets or could result in a decision by lenders not to extend credit to either GECC. Over the past several years, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. An inability to successfully access the capital or credit markets for either equity or debt could limit GECC's ability to grow its business and fully execute its business strategy and could decrease its earnings, if any.

        If the fair value of GECC's assets declines substantially, GECC may fail to maintain the asset coverage ratios imposed upon GECC by the 1940 Act or its lenders. Any such failure, or a tightening or general disruption of the credit markets, would affect GECC's ability to issue senior securities, including borrowings, and pay dividends or other distributions, which could materially impair GECC's business operations.

        In addition, with certain limited exceptions, GECC is only allowed to borrow or issue debt securities or preferred stock such that GECC's asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict GECC's ability to borrow or issue debt securities or preferred stock. The amount of leverage that GECC may employ will depend on its investment adviser's and its board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of debt securities or preferred stock. GECC cannot assure you that it will be able to obtain lines of credit at all or on terms acceptable to GECC.

        Economic recessions or downturns could impair GECC's portfolio companies and harm its operating results. The economy is subject to periodic downturns that, from time to time result in recessions or more serious adverse macroeconomic events. GECC's portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay loans during these periods. Therefore, GECC's non-performing assets may increase and the value of GECC's portfolio may decrease during these periods as GECC is required to record the market value of its investments. Adverse economic conditions also may decrease the value of collateral securing some of GECC's investments and the value of GECC's equity investments. Economic slowdowns or recessions could lead to financial losses in GECC's portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase GECC's funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to GECC. These events could prevent GECC from increasing investments and harm its operating results.

        A portfolio company's failure to satisfy financial or operating covenants in its agreements with GECC or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company's ability to meet its obligations under the debt that GECC holds. GECC may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of GECC's portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which GECC actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize GECC debt holding and subordinate all or a portion of GECC's claim to that of other creditors.

        Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) and China could have a significant adverse effect on GECC's business, financial condition and results of operations. Due to federal budget deficit concerns, S&P Global Ratings (formerly Standard & Poor's Rating Services) downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's and Fitch Ratings had warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P Global Ratings (formerly Standard & Poor's Rating Services) or other rating agencies, and the United States government's credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with GECC's debt portfolio and GECC's ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on GECC's financial performance and the value of GECC's common stock.

        The recent vote of the United Kingdom to leave the EU has caused and is expected to cause increased volatility in capital markets and may signal an increase in protectionism and other governmental causes of recessions and other negative economic factors. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. Risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and defaults on consumer debt and home prices, among other factors. GECC cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy. To the extent uncertainty regarding the United Kingdom or the EU negatively impacts consumer confidence, market conditions and credit factors, GECC's business, financial condition and results of operations could be materially adversely affected.

        In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities. It is unclear what effect, if any, the conclusion of the Federal Reserve's bond-buying program will have on the value of GECC's investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government's credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact GECC's ability to access the debt markets on favorable terms. The target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact GECC's ability to access the debt markets on favorable terms.

        In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from a continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China's currency. These market and economic disruptions affected, and these or similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect GECC's business.

        In June 2016, the United Kingdom voted to leave the European Union. If the United Kingdom triggers the withdrawal procedures in Article 50 of the Treaty of Lisbon, there will be a two-year period (or longer) during which the arrangements for exit will be negotiated. This vote and the withdrawal process could cause an extended period of uncertainty and market volatility, not just in the United Kingdom but throughout the EU, the European Economic Area and globally. It is not possible to ascertain the precise impact these events may have on GECC from an economic, financial or regulatory perspective but any such impact could have material adverse consequences for each company.

        GECC may acquire other funds, portfolios of assets or pools of debt investments subsequent to the Merger and those acquisitions may not be successful. GECC may acquire other funds, portfolios of assets or pools of debt investments subsequent to the Merger. Any such acquisition program has a number of risks, including among others:

  •
  management's attention will be diverted from running GECC's existing business by efforts to source, negotiate, close and integrate acquisitions;

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  GECC's due diligence investigation of potential acquisitions may not reveal risks inherent in the acquired business or assets;

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  GECC may over-value potential acquisitions resulting in dilution to you, incurrence of excessive indebtedness, asset write downs and negative perception of GECC's common stock;

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  your interest in GECC may be diluted by the issuance of additional shares of GECC common stock or preferred stock;

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  Great Elm and the MAST Funds may control the outcome of the vote on issuance of additional shares of GECC common stock;

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  GECC may borrow to finance acquisitions and there are risks associated with borrowing as described in this document;

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  GECM has an incentive to increase GECC's assets under management in order to increase its fee stream which may not be aligned with your interest;

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  GECC and GECM may not successfully integrate any acquired business or assets; and

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  GECM may compensate the existing managers of any acquired business or assets in a manner that results in the combined company taking on excessive risk.

        Any failure by GECC to maintain its status as a BDC would reduce GECC's operating flexibility. GECC has elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs and their external advisers. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or illiquid U.S. public companies below a certain market capitalization, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against GECC and/or expose GECC to claims of private litigants. In addition, upon approval of a majority of GECC's stockholders, GECC may elect to withdraw its status as a BDC. If GECC decides to withdraw its election, or if GECC otherwise fails to qualify, or to maintain its qualification, as a BDC, GECC may be subject to substantially greater regulation under the 1940 Act as a closed-end management investment company. Compliance with such regulations would significantly decrease GECC's operating flexibility, and would significantly increase GECC's costs of doing business.

        Regulations governing GECC's operations as a BDC affect its ability to raise additional capital and the way in which it does so. As a BDC, the necessity of raising additional capital may expose GECC to risks, including the typical risks associated with leverage. GECC may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, referred to collectively as "senior securities," up to the maximum amount permitted under the 1940 Act. Under the provisions of the 1940 Act applicable to BDCs, GECC will be permitted to issue senior securities (e.g., notes and preferred stock) in amounts such that GECC's asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of GECC's assets declines, GECC may be unable to satisfy this test. If that happens, GECC may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness at a time when such sales may be disadvantageous. Also, any amounts that GECC uses to service its indebtedness would not be available for distributions to you. Furthermore, as a result of issuing senior securities, GECC would also be exposed to typical risks associated with leverage, including an increased risk of loss.

        If GECC issued preferred stock, the preferred stock would rank "senior" to common stock in GECC's capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights including, for example, the right to elect one or more directors of GECC, preferences, or privileges more favorable than those of GECC's common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of GECC's common stock or otherwise be in your best interest.

        GECC is not generally able to issue and sell its common stock at a price below net asset value per share. GECC may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the then-current net asset value per share of its common stock if its board of directors determines that such sale is in the best interests of GECC and its stockholders approve such sale. In any such case, the price at which GECC's securities are to be issued and sold may not be less than a price that, in the determination of GECC's board of directors, equals the fair value of such securities (less any distributing commission or discount calculated). If GECC raises additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, its common stock, then your percentage ownership at that time will decrease, and you may experience dilution.

        GECC's common stock price may be volatile and may decrease substantially, and you may lose money in connection with an investment in its shares. The trading price of GECC's common stock will likely fluctuate substantially. The price of GECC's common stock may increase or decrease, depending on many factors, some of which are beyond GECC's control and may not be directly related to its operating performance. These factors include, but are not limited to, the following:

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  price and volume fluctuations in the overall stock market from time to time;

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  investor demand for GECC's shares;

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  significant volatility in the market price and trading volume of securities of BDCs or other companies in GECC's sector, which are not necessarily related to the operating performance of these companies;

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  exclusion of GECC's common stock from certain indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own GECC's common stock and put short-term selling pressure on GECC's common stock;

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  changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

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  failure to qualify as a RIC, or the loss of RIC status;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  changes, or perceived changes, in the value of GECC's portfolio investments;

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  departures of GECM's key personnel;

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  operating performance of companies comparable to GECC; or

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  general economic conditions and trends and other external factors.

        If the price of shares of GECC common stock decreases, you may lose money if you were to sell your shares of GECC common stock.

        In addition, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Due to the potential volatility of the price of GECC's securities, GECC may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from GECC's business.

        GECC's board of directors may change its investment objectives, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse. GECC's board of directors has the authority to modify or waive its investment objectives, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. GECC cannot predict the effect any changes to its current operating policies, investment criteria and strategies would have on its business, net asset value, operating results and value of its stock. However, the effects might be adverse, which could negatively impact GECC's ability to pay its stockholders dividends or other distributions and cause you to lose all or part of your investment.

        GECC may have difficulty paying its required distributions under applicable tax rules if GECC recognizes income before or without receiving cash representing such income. For U.S. federal income tax purposes, GECC may be required to include in income certain amounts before its receipt of the cash attributable to such amounts, such as original issue discount (OID), which may arise if GECC receives warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind (PIK) interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances will be included in income before GECC receives any corresponding cash payments. Also, GECC may be required to include in income other amounts that it will not receive in cash, including, for example, non-cash income from payment-in-kind securities, deferred payment securities and hedging and foreign currency transactions. In addition, GECC intends to seek debt investments in the secondary market that represent attractive risk adjusted returns, taking into account both stated interest rates and current market discounts to par value. Such market discount may be included in income before GECC receives any corresponding cash payments.

        Since GECC may recognize income before or without receiving cash representing such income, GECC may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of its investment company taxable income to maintain its status as a RIC. Accordingly, GECC may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If GECC is not able to obtain cash from other sources, GECC may fail to qualify as a RIC and thus be subject to additional corporate-level taxes. See "Certain Material U.S. Federal Income Tax Considerations—Tax Consequences of the Merger." See also "Certain Material U.S. Federal Income Tax Considerations—U.S. Federal Income Taxation of GECC."

        GECC may choose to pay distributions in its own stock, in which case you may be required to pay tax in excess of the cash you receive. GECC may distribute a portion of its taxable distributions that are payable in its stock. Under applicable provisions of the Code, distributions payable in cash or in shares of stock at the election of stockholders may be treated as a taxable distribution. The Internal Revenue Service (the IRS) has issued private rulings indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If GECC decides to make any distributions consistent with these rulings that are payable in part in its stock, taxable stockholders receiving such distribution will be required to include the full amount of the distribution (whether received in cash, stock or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of GECC's current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distribution in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market prices of GECC's stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, GECC may be required to withhold U.S. tax with respect to such distribution, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of GECC's stockholders determine to sell shares of GECC common stock, in order to pay taxes owed on distribution, such sales may put downward pressure on the trading price of its common stock.

        GECC may expose itself to risks if it engages in hedging transactions. If GECC engages in hedging transactions, it may expose itself to risks associated with such transactions. GECC may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of its portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of GECC's portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated because GECC may not be able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, GECC may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent GECC from achieving the intended hedge and expose it to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

        GECC will be subject to corporate-level income tax if it is unable to qualify as a RIC under the Code. Although GECC expects to elect, assuming completion of the Merger, to be treated as a RIC under the Code, no assurance can be given that GECC will be able to qualify for and maintain RIC status. To maintain RIC tax treatment under the Code, GECC must meet certain annual distribution, income source and asset diversification requirements.

        The annual distribution requirement for a RIC will be satisfied if GECC distributes to its stockholders on an annual basis at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because GECC may use debt financing, it may be subject to asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict it from making distributions necessary to satisfy the distribution requirement. If GECC is unable to make the required distributions, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

        The income source requirement will be satisfied if GECC obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

        The asset diversification requirement will be satisfied if GECC meets asset diversification requirements at the end of each quarter of its taxable year. GECC expects to satisfy the asset diversification requirements, but the Initial GECC Portfolio will remain a relatively large and undiversified portion of GECC's total assets. Failure to meet the asset diversification requirements could result in GECC having to dispose of investments quickly in order to prevent the loss of RIC status. Because most of GECC's investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Further, the illiquidity of GECC's investments may make them difficult or impossible to dispose of in a timely manner.

        If GECC fails to qualify for RIC tax treatment for any reason and becomes subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions and the value of your GECC shares.

        The incentive fee structure and the formula for calculating the management fee may incentivize GECM to pursue speculative investments, advise GECC to use leverage when it may be unwise to do so, or advise GECC to refrain from reducing debt levels when it would otherwise be appropriate to do so. The incentive fee payable by GECC to GECM creates an incentive for GECM to pursue investments on GECC's behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to GECM is calculated based on a percentage of its return on invested capital. In addition, GECC's base management fee is calculated on the basis of its gross assets, including assets acquired through the use of leverage. This may encourage GECM to use leverage to increase the aggregate amount of and the return on GECC's investments, even when it may not be appropriate to do so, and to refrain from reducing debt levels when it would otherwise be appropriate to do so. The use of leverage increases GECC's likelihood of default, which would impair the value of your shares. In addition, GECM will receive the incentive fee based, in part, upon net capital gains realized on GECC's investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, GECM may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in GECC's investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        GECC may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent GECC so invests, will bear its ratable share of any such investment company's expenses, including management and performance fees. GECC will also remain obligated to pay management and incentive fees to GECM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of GECC's stockholders will bear his, her or its share of the management and incentive fee payable to GECM as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which GECM invests.

        In addition, if GECC repurchases its debt securities that are outstanding and such repurchase results in its recording a net gain on the extinguishment of debt for financial reporting and tax purposes, such net gain will be included in its pre-incentive fee net investment income for purposes of determining the income incentive fee payable to its investment adviser under GECC's investment management agreement with GECM dated September 26, 2016 (the GECC Investment Management Agreement).

        A general increase in interest rates will likely have the effect of making it easier for GECM to receive incentive fees, without necessarily resulting in an increase in GECC's net earnings. Given the structure of the GECC Investment Management Agreement, any general increase in interest rates, which are currently at or near historic lows, will likely have the effect of making it easier for GECM to meet the quarterly hurdle rate for payment of income incentive fees under the GECC Investment Management Agreement without any additional increase in relative performance on the part of GECM. In addition, in view of the catch-up provision applicable to income incentive fees under the GECC Investment Management Agreement, GECM could potentially receive a significant portion of the increase in GECC's investment income attributable to such a general increase in interest rates. If that were to occur, GECC's increase in net earnings, if any, would likely be significantly smaller than the relative increase in GECM's income incentive fee resulting from such a general increase in interest rates.

        GECM has the right to resign on 60 days' notice, and GECC may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. GECM has the right, under the GECC Investment Management Agreement, to resign at any time upon not more than 60 days' written notice, whether GECC has found a replacement or not. If GECM resigns, GECC may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If GECC is unable to do so quickly, its operations are likely to experience a disruption, its financial condition, business and results of operations as well as its ability to pay distributions are likely to be adversely affected and the market price of its shares may decline. In addition, the coordination of GECC's internal management and investment activities is likely to suffer if GECC is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by its investment adviser and its affiliates. Even if GECC is able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with its investment objective and current investment portfolio may result in additional costs and time delays that may adversely affect its financial condition, business and results of operations and cause you to lose your investment.

        GECC will incur significant costs as a result of being a publicly traded company. As a publicly traded company, GECC will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, the Dodd-Frank Act and other rules implemented by our government.

        Changes in laws or regulations governing GECC's operations may adversely affect GECC's business or cause GECC to alter its business strategy. Each of GECC and its portfolio companies are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments GECC is permitted to make, any of which could harm GECC and you, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing GECC's operations relating to permitted investments may cause GECC to alter its investment strategy in order to avail itself of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in GECC's investment focus shifting from the areas of expertise of GECM to other types of investments in which the investment committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on GECC's results of operations and the value of your investment.

        Pending legislation may allow GECC to incur additional debt. As a BDC, under the 1940 Act, GECC will generally not be permitted to incur indebtedness unless immediately after such borrowing GECC has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt typically may not exceed 50% of the value of GECC's assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, GECC may be able to incur additional indebtedness in the future and therefore your risk of an investment may increase.

        There is and will be uncertainty as to the value of GECC's portfolio investments. Under the 1940 Act, GECC is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined by it in accordance with its written valuation policy, with its board of directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value. Often, there will not be a public market for the securities of the privately held companies in which GECC invests. As a result, GECC will value these securities quarterly at fair value based on input from management, third party independent valuation firms and its audit committee, with the oversight, review and approval of its board of directors.

        The determination of fair value and consequently, the amount of unrealized gains and losses in GECC's portfolio, are subjective and dependent on a valuation process approved and overseen by GECC's board of directors. Certain factors that may be considered in determining the fair value of GECC's investments include estimates of the collectability of the principal and interest on GECC's debt investments and expected realization on GECC's equity investments, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies and small cap public companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. GECC's determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, GECC's fair value determinations may cause its net asset value on a given date to materially misstate the value that GECC may ultimately realize on one or more of its investments. As a result, investors purchasing GECC's securities based on an overstated net asset value would pay a higher price than the value of GECC's investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of GECC's investments will receive a lower price for their securities than the value of GECC's investments might otherwise warrant.

        GECC's financial condition and results of operations depend on its ability to effectively manage and deploy capital. GECC's ability to achieve its investment objective depends on its ability to effectively manage and deploy capital, which depends, in turn, on GECM's ability to identify, evaluate and monitor, and its ability to finance and invest in, companies that meet GECC's investment criteria.

        Accomplishing GECC's investment objective on a cost-effective basis is largely a function of GECM's handling of the investment process, its ability to provide competent, attentive and efficient services and its access to investments offering acceptable terms. In addition to monitoring the performance of GECC's existing investments, GECM may also be called upon, from time to time, to provide managerial assistance to some of its portfolio companies. These demands on their time may distract them or slow the rate of investment.

        Even if GECC is able to grow and build upon its investment operations, any failure to manage its growth effectively could have a material adverse effect on its business, financial condition, results of operations and prospects. The results of GECC's operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if GECC cannot successfully operate its business or implement its investment policies and strategies as described herein, it could negatively impact GECC's ability to pay distributions.

        GECC may hold assets in cash or short term treasury securities in situations where it or GECM expects downward pricing in the high yield market. GECC's strategic decision not to be fully invested may, from time to time, reduce funds available for distribution and cause downward pressure on the price of GECC's common stock.

        The failure in cyber security systems, as well as the occurrence of events unanticipated in GECC's disaster recovery systems and management continuity planning could impair GECC's ability to conduct business effectively. The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in GECC's disaster recovery systems, or a support failure from external providers, could have an adverse effect on its ability to conduct business and on its results of operations and financial condition, particularly if those events affect its computer-based data processing, transmission, storage, and retrieval systems or destroy data. GECC's ability to effectively conduct its business could be severely compromised.

        GECC depends heavily upon computer systems to perform necessary business functions. GECC's computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, GECC will experience threats to its data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, GECC's computer systems and networks, or otherwise cause interruptions or malfunctions in its operations, which could result in damage to GECC's reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss, respectively.

        Terrorist attacks, acts of war or natural disasters may affect any market for GECC's common stock, impact the businesses in which GECC invests and harm GECC's business, operating results and financial condition. Terrorist acts, acts of war or natural disasters may disrupt GECC's operations, as well as the operations of the businesses in which GECC invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which GECC invests directly or indirectly and, in turn, could have a material adverse impact on GECC's business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

        Provisions of the Maryland General Corporation Law and GECC's organizational documents could deter takeover attempts and have an adverse impact on the prices of GECC's common stock. The Maryland General Corporation Law and GECC's organizational documents contain provisions that may discourage, delay or make more difficult a change in control of GECC or the removal of GECC's directors. GECC is subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. If GECC's board of directors does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of GECC and increase the difficulty of consummating such an offer. GECC's bylaws provide that the Maryland Control Share Acquisition Act will not restrict acquisitions of GECC's stock by any person. If GECC were to amend its bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of it and increase the difficulty of consummating such a transaction.

        GECC's board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners. Under Maryland General Corporation Law and GECC's organizational documents, GECC's board of directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors will be required by Maryland law and GECC's charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve premium prices for holders of GECC's common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by GECC's common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of GECC's common stock upon conversion. These effects, among others, could have an adverse effect on your investment in GECC's common stock.

        Because the Formation Transactions will be consummated prior to the filing of GECC's election to be regulated as a BDC under the 1940 Act, the protections and rights afforded to investors under the 1940 Act does not apply with respect to such transactions. GECC will complete the Formation Transactions prior to the filing of its election to be regulated as a BDC under the 1940 Act. As a result, the protections and rights afforded to investors under the 1940 Act does not apply with respect to such transactions. In particular, GECC is generally prohibited from purchasing securities or other assets from an affiliate absent exemptive relief. As a result, the Formation Transactions and the parties from which GECC acquires its initial portfolio would likely differ substantially to the extent GECC was subject to the requirements and restrictions of the 1940 Act at the time it completes the Formation Transactions.

        GECM may not be able to achieve the same or similar returns as those achieved by MAST. MAST's track record and achievements are not necessarily indicative of future results that will be achieved by GECM. GECC cannot assure you that it will be able to achieve the results realized by prior investment vehicles managed by MAST.

        While senior members of GECM's investment team have significant experience investing in debt securities of middle-market companies, GECM is a new entity and has no investment advisory experience, including no experience managing a regulated closed-end management investment company that has elected to be regulated as a BDC. Therefore, GECM may not be able to successfully operate GECC's business or achieve its investment objective. As a result, an investment in GECC's shares may entail more risk than the shares of a comparable company with a substantial operating history.

        The 1940 Act and the Code impose numerous constraints on the operations of registered investment companies, BDCs and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent GECC from qualifying as a RIC or could force GECC to pay unexpected taxes and penalties, which could be material. GECM's lack of experience in managing a portfolio of assets under such constraints may hinder GECC's ability to take advantage of attractive investment opportunities and, as a result, achieve GECC's investment objective.

        GECC is a new company and has no operating history and GECM has no prior experience managing a BDC. GECC was formed on April 22, 2016 and has not yet commenced operations. As a BDC, GECC will be subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. GECC's investment adviser, GECM, has not had any prior experience operating under this regulatory framework, and GECC may incur substantial additional costs, and expend significant time or other resources, to do so.

        GECC has no operating history on which you can evaluate an investment in GECC or GECC's prior performance. The results of any other funds or clients managed by affiliates of GECM, which have or have had an investment program that is similar to, or different from, GECC's investment program is not indicative of the results that GECC may achieve. GECC expects to have a different investment portfolio and may employ different investment strategies and techniques from other funds and clients advised by affiliates of GECM. Accordingly, GECC's results may differ from and are independent of the results obtained by such other funds and clients. Moreover, past performance is no assurance of future returns. GECC is subject to all of the business risks and uncertainties associated with any new business, including the risk that GECC will not achieve its investment objective and that the value of its common stock could decline substantially or your investment could become worthless.

        GECC is an "emerging growth company" under the JOBS Act, and GECC cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make its securities less attractive to investors. GECC is and will remain an "emerging growth company" as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of the Merger, (ii) in which it has total annual gross revenue of at least $1.0 billion, or (iii) in which it is deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates exceeds $700.0 million as of the end of the previous second fiscal quarter, and (b) the date on which it has issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as GECC remains an "emerging growth company" it may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies" including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the Sarbanes-Oxley Act). GECC cannot predict if investors will find its securities less attractive because it will rely on some or all of these exemptions. If some investors find GECC's securities less attractive as a result, there may be a less active and more volatile trading market for GECC's securities.

        In addition, Section 107 of the JOBS Act also provides that an "emerging growth company" may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an "emerging growth company" can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. GECC has chosen to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate GECC since its financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

        There are significant potential conflicts of interest that could impact GECC's investment returns. Certain of GECC's executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of other entities and affiliates of GECM and investment funds managed by GECC's affiliates, including MAST. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of GECC or its stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to GECC. For example, Peter Reed, GECC's president and chief executive officer and chairman of GECC's board of directors and GECM's chief investment officer, will continue to have significant responsibilities for funds managed by MAST.

        Although funds managed by MAST or GECM may have different primary investment objectives than GECC, they may from time to time invest in asset classes similar to those targeted by GECC. Neither MAST nor GECM is restricted from raising an investment fund with investment objectives similar to that of GECC. Any such funds may also, from time to time, invest in asset classes similar to those targeted by GECC. MAST and GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to GECC and such other funds. Nevertheless, it is possible that GECC may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers (including MAST) affiliated with GECM.

        GECC will pay management and incentive fees to GECM, and will reimburse GECM for certain expenses it incurs. In addition, investors in GECC common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

        GECM's management fee is based on a percentage of GECC's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and GECM may have conflicts of interest in connection with decisions that could affect GECC's total assets, such as decisions as to whether to incur indebtedness.

        The part of the incentive fee payable by GECC that relates to GECC's pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

        The GECC Investment Management Agreement renews for successive annual periods if approved by GECC's board of directors or by the affirmative vote of the holders of a majority of GECC's outstanding voting securities, including, in either case, approval by a majority of GECC's directors who are not interested persons. However, both GECC and GECM have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the GECC Investment Management Agreement, including, for example, the terms for compensation. While any material change to the GECC Investment Management Agreement must be submitted to stockholders for approval under the 1940 Act, GECC may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement. For so long as MAST Funds and Great Elm Capital Group collectively beneficially own 35% or more of GECC's outstanding shares, the MAST Funds and Great Elm Capital Group will vote on any proposed changes to the GECC Investment Management Agreement in the same proportion as GECC's unaffiliated stockholders.

        Pursuant to a separate administration agreement with GECC dated September 26, 2016 (the Administration Agreement), GECM will furnish GECC with administrative services and GECC will pay GECM its allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including GECC's allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs.

        As a result of the arrangements described above, there may be times when the management team of GECC has interests that differ from those of GECC's stockholders, giving rise to a conflict.

        GECC's stockholders may have conflicting investment, tax and other objectives with respect to their investments in GECC. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of GECC's investments, the structure or the acquisition of GECC's investments, and the timing of disposition of GECC's investments. As a consequence, conflicts of interest may arise in connection with decisions made by GECM, including with respect to the nature or structuring of GECC's investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for GECC, GECM will consider the investment and tax objectives of GECC and its stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

        Potential Changes in Law or Regulation. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as GECC. If the rule goes into effect, it could limit the ability of GECC to invest or remain invested in derivatives. In addition, other future regulatory developments may impact GECC's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which GECC itself is regulated. GECM cannot predict the effects of any new governmental regulation that may be implemented on the ability of GECC to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect GECC's ability to achieve its investment objective.

Risks Relating to GECC's Investments

        GECC will face increasing competition for investment opportunities. GECC competes for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of GECC's competitors are substantially larger and have considerably greater financial, technical and marketing resources than GECC. For example, some competitors have a lower cost of capital and access to funding sources that are not available to GECC, including from the Small Business Administration. In addition, some of GECC's competitors have higher risk tolerances or different risk assessments than GECC has. These characteristics could allow GECC's competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than GECC is able to offer. GECC may lose investment opportunities if they do not match their competitors' pricing, terms and structure. If GECC is forced to match its competitors' pricing, terms and structure, GECC may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of GECC's competitive advantage stems from the fact that the market for investments in lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of GECC's competitors in this target market could force GECC to accept less attractive investment terms. Furthermore, many of GECC's competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on GECC as a BDC. GECC believes that competitors will make first and second lien loans with interest rates and returns that are comparable to or lower than the rates and returns that GECC targets. Therefore, GECC does not seek to compete solely on the interest rates and returns that they offer to potential portfolio companies.

        The lack of liquidity in GECC's investments may adversely affect GECC's business. Often, GECC will invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for GECC to sell these investments when desired. In addition, if GECC is required to liquidate all or a portion of its portfolio quickly, GECC may realize significantly less than the value at which GECC had previously recorded these investments. As a result, GECC does not expect to achieve liquidity in its investments in the near-term. GECC's investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of GECC's investments may make it difficult for GECC to dispose of them at a favorable price, and, as a result, GECC may suffer losses.

        Changes in the regulatory framework under which the wireless telecommunications industry operates and significant competition in the wireless telecommunications industry could adversely affect GECC's business prospects or results of operations. GECC will initially hold a large position in Avanti Communications Group plc (Avanti), a leading provider of satellite-enabled data communications services in Europe, the Middle East and Africa. As a result of its stake in Avanti, GECC could be exposed to risks associated with the wireless telecommunications sector.

        For example, Avanti's operations are regulated by various foreign governments and international bodies. These regulatory regimes restrict or impose conditions on Avanti's ability to operate in designated areas and to provide specified products or services. In addition, new laws or regulations or changes to the existing regulatory framework could impose additional costs, impair revenue opportunities and potentially impede Avanti's ability to provide services. The further regulation of Avanti's activities could Avanti's ability to compete in the marketplace and limit the return Avanti, and, as a result, GECC, can expect to achieve.

        In addition, GECC's business may also be affected by the significant competition in the wireless telecommunications industry. There is rapid development of new technologies, services and products which brings new competitors to the market. While these changes have enabled companies like Avanti to offer new types of products and services, they have also allowed other providers to broaden the scope of their own competitive offerings. Avanti's ability to compete effectively will depend on, among other things, how successfully Avanti anticipates and responds to various factors affecting its industry, including new technologies and business models, changes in consumer preferences and demand for existing services, demographic trends and economic conditions. If Avanti is not able to respond successfully to these competitive challenges, Avanti may face challenges in meeting its required payments under its debt securities held by GECC, which could result in a material decrease in the fair value of such debt securities, and a corresponding material adverse change in GECC's results of operations.

        GECC's portfolio will lack diversification among portfolio companies which may subject GECC to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments. GECC's portfolio is likely to hold a limited number of portfolio companies. Beyond the asset diversification requirements associated with GECC's expected qualification as a RIC under the Code, GECC does not have fixed guidelines for diversification, and GECC's investments are likely to be concentrated in relatively few companies. As GECC's portfolio is less diversified than the portfolios of some funds, GECC is more susceptible to failure if a single loan fails. Similarly, the aggregate returns GECC realize may be significantly adversely affected if a small number of investments perform poorly or if GECC needs to write down the value of any one investment.

        GECC's portfolio will be concentrated in a limited number of industries, which may subject GECC to a risk of significant loss if there is a downturn in a particular industry in which a number of GECC's investments are concentrated. GECC's portfolio is likely to be concentrated in a limited number of industries. A downturn in any particular industry in which GECC is invested could significantly impact the aggregate returns GECC realizes.

        In addition, GECC may from time to time invest a relatively significant percentage of its portfolio in industries it does not necessarily target. If an industry in which GECC has significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of GECC's investment portfolio could be affected adversely, which, in turn, could adversely affect GECC's financial position and results of operations.

        Any unrealized losses GECC experiences on its loan portfolio may be an indication of future realized losses, which could reduce GECC's income available for distribution. As a BDC, GECC will be required to carry its investments at fair value as determined in good faith by GECC's board of directors. Decreases in the fair values of GECC's investments are recorded as unrealized depreciation. Any unrealized losses in GECC's portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to GECC with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of GECC's income available for distribution in future periods.

        Prepayments of GECC's debt investments by GECC's portfolio companies could adversely impact GECC's results of operations and reduce GECC's returns on equity. GECC is subject to the risk that investments intended to be held over long periods are, instead, repaid prior to maturity. When this occurs, GECC will generally reinvest these proceeds in temporary investments or repay credit facilities, depending on expected future investment opportunities. These temporary investments will typically have substantially lower yields than the debt being prepaid and GECC could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, GECC's results of operations could be materially adversely affected if one or more of GECC's portfolio companies elect to prepay amounts owed to them. Additionally, prepayments could negatively impact GECC's return on equity, which could result in a decline in the market price of GECC's common stock.

        Because GECC generally does not hold controlling equity interests in its portfolio companies, it may not be in a position to exercise control over its portfolio companies or to prevent decisions by management of its portfolio companies that could decrease the value of its investments. GECC generally does not hold controlling equity positions in its portfolio companies. As a result, GECC is subject to the risk that a portfolio company may make business decisions with which it disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to its interests. Due to the lack of liquidity of the debt and equity investments that GECC typically holds in its portfolio companies, it may not be able to dispose of its investments if it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of its investments.

        Defaults by GECC's portfolio companies will harm GECC's operating results. A portfolio company's failure to satisfy financial or operating covenants imposed by GECC or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that GECC holds. GECC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect GECC's operating results and cash flows.

        GECC's investments are very risky and highly speculative, and the lower middle-market companies it targets may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

        Senior Secured Loans and Notes.    There is a risk that the collateral securing GECC's loans and notes may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, GECC's lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan or note. Consequently, the fact that a loan or note is secured does not guarantee that GECC will receive principal and interest payments according to the loan's or note's terms, or at all, or that GECC will be able to collect on the loan should it be forced to enforce its remedies.

        Mezzanine Loans.    GECC's mezzanine debt investments will be generally subordinated to senior loans and will be generally unsecured. As such, other creditors may rank senior to GECC in the event of an insolvency, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

        Unsecured Loans and Notes.    GECC may invest in unsecured loans and notes. If the issuer defaults or has an event of insolvency, other creditors may rank senior, be structurally senior or have lien protection that effectively renders their claim superior to GECC's rights under its unsecured notes or loans, which could likely in result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

        Equity Investments.    When GECC invests in senior secured loans or mezzanine loans, it may acquire equity securities, including warrants, as well. In addition, GECC may invest directly in the equity securities of portfolio companies. The equity interests GECC receives may not appreciate in value and, in fact, may decline in value. Accordingly, GECC may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses GECC experiences.

        In addition, investing in middle-market companies involves a number of significant risks, including:

  •
  these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that GECC holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of GECC realizing any guarantees it may have obtained in connection with its investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on GECC's portfolio company and, in turn, on you;

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, GECC's executive officers, directors and GECM may be named as defendants in litigation arising from GECC's investments in the portfolio companies;

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  they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

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  a portion of GECC's income may be non-cash income, such as contractual PIK interest, which represents interest added to the debt balance and due at the end of the instrument's term, in the case of loans, or issued as additional notes in the case of bonds. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When GECC recognizes income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

        Investing in middle-market companies involves a high degree of risk and GECC's financial results may be affected adversely if one or more of GECC's portfolio investments defaults on its loans or fails to perform as GECC expects. GECC's portfolio will consist primarily of debt and equity investments in privately owned lower middle-market companies. Investing in lower middle-market companies involves a number of significant risks. Typically, the debt in which GECC invests is not initially rated by any rating agency; however, GECC believes that if such investments were rated, they would be below investment grade, which are referred to as "junk bonds." Compared to larger publicly owned companies, these middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. GECC's portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees could affect a portfolio company's ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of GECC's portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company's ability to repay its obligations to GECC's stockholders which may have an adverse effect on the return on, or the recovery of, GECC's investment in these businesses. Deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in the value of the loan's collateral and the fair market value of the loan.

        Most of the loans in which GECC invests are not structured to fully amortize during their lifetime. Accordingly, if a borrower has not previously pre-paid its loan to GECC's stockholders, a significant portion of the principal amount due on such a loan may be due at maturity.

        In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital or sell their assets, which could potentially result in the collateral being sold for less than its fair market value. If they are unable to raise sufficient funds to repay GECC or GECC has not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require GECC to foreclose on the borrower's assets, even if the loan was otherwise performing prior to maturity. This will deprive GECC from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments. Moreover, there are no assurances that any recovery on such loan will be obtained.

        Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

        An investment strategy that includes privately held companies presents challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns. GECC will invest in privately held companies. Generally, little public information exists about these companies, and GECC is required to rely on the ability of GECM to obtain adequate information to evaluate the potential returns from investing in these companies. If GECC is unable to uncover all material information about these companies, GECC may not make a fully informed investment decision, and may lose money on its investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect GECC's investment returns as compared to companies investing primarily in the securities of public companies.

        GECC's portfolio companies may incur debt that ranks equally with, or senior to, GECC's investments in such companies. GECC will invest primarily in senior secured and senior unsecured debt issued by lower middle-market companies. GECC's portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which GECC invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which GECC is entitled to receive payments with respect to the debt instruments in which GECC invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to GECC's investment in that portfolio company would typically be entitled to receive payment in full before GECC receives any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to GECC. In the case of debt ranking equally with debt instruments in which GECC invests, GECC would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        There may be circumstances where GECC's debt investments could be subordinated to claims of other creditors or GECC could be subject to lender liability claims. Even though GECC may have structured investments as secured loans, if one of GECC's portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of GECC's claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. GECC may also be subject to lender liability claims for actions taken by it with respect to a borrower's business or instances where GECC exercises control over the borrower. It is possible that GECC could become subject to a lender's liability claim, including as a result of actions taken in rendering managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

        Second priority liens on collateral securing loans and notes that GECC invests in may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and GECC. GECC may purchase loans or notes that are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from GECC secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require GECC or the indenture trustee to enter into an "intercreditor agreement" prior to permitting the portfolio company to borrow. Typically the intercreditor agreements expressly subordinate GECC's debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control GECC may cede to senior lenders under intercreditor agreements it may enter, GECC may be unable to realize the proceeds of any collateral securing some of its loans and notes.

        Uncertainty relating to the LIBOR calculation process may adversely affect the value of GECC's portfolio of the LIBOR-indexed, floating-rate debt securities. Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association (BBA) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

        Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including GECC's portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of GECC's portfolio of LIBOR-indexed, floating-rate debt securities.

        Because GECC expects to use debt to finance its investments, changes in interest rates will affect GECC's cost of capital and net investment income. Because GECC expects to borrow money to finance its investments, its net investment income will depend, in part, upon the difference between the rate at which GECC borrows funds and the rate at which GECC invests those funds. As a result, GECC can offer no assurance that a significant change in market interest rates will not have a material adverse effect on GECC's respective net investment income if GECC uses debt to finance its investments. In periods of rising interest rates, GECC's cost of funds could increase, which could reduce GECC's net investment income. GECC expects that its fixed-rate investments will be financed primarily with equity and/or long-term debt. GECC may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. If GECC does not implement these techniques properly, GECC could experience losses on its hedging positions, which could be material.

        GECC may not realize gains from its equity investments. Certain investments that GECC may make include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, GECC may from time to time make non-control, equity investments in portfolio companies. GECC's goal is ultimately to realize gains upon GECC's disposition of such equity interests. However, the equity interests GECC receives may not appreciate in value and, in fact, may decline in value. Accordingly, GECC may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences. GECC also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow GECC to sell the underlying equity interests. GECC may seek puts or similar rights to give it the right to sell its equity securities back to the portfolio company issuer. GECC may be unable to exercise these puts rights if the issuer is in financial distress or otherwise lacks sufficient liquidity to purchase the underlying equity investment.

        Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments. GECC's investment strategy contemplates investments in debt securities of foreign companies. Investing in foreign companies may expose GECC to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such investments will generally not represent "qualifying assets" under Section 55(a) of the 1940 Act.

        Any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. GECC may employ hedging techniques to minimize these risks, but GECC can offer no assurance that it will, in fact, hedge currency risk, or that if it does, such strategies will be effective.

        GECC's success depends on the ability of its investment adviser to attract and retain qualified personnel in a competitive environment. GECC's growth requires that GECM retain and attract new investment and administrative personnel in a competitive market. The ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which it competes for experienced personnel have greater resources than it has.

Comparison of Risks between GECC and Full Circle

        GECC and Full Circle each have a similar investment objective to generate both current income and capital appreciation through debt and equity investments. As such, they are subject to many of the same risks and uncertainties such as, among others, the use of leverage magnifying the potential for gain or loss on amounts invested and increasing the risk of investing in them, uncertainty as to the value of their portfolio investments, investing in illiquid securities for which there is no readily available market value, needing additional capital for growth and being subject to various regulatory requirements in order to operate as a BDC and qualify as a RIC. These and other risks are described in more detail in this section.

        Full Circle and GECC are also subject to certain different risks and uncertainties as a result of differences in their portfolios and operations. These differences include, among others, that GECC is a new company with no operating history and is an "emerging growth company" under the JOBS Act, as well as differences in risks relating to conflicts of interest, as further described herein.

Risks Relating to Full Circle

        For information on the risks relating to Full Circle, see "Full Circle—Risks Relating to Full Circle."

COMPARATIVE FEES AND EXPENSES

        The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of Full Circle and GECC bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses as a percentage of consolidated net assets attributable to common stock estimated to be incurred by GECC in the first year following the Merger. Full Circle and GECC caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by "you," "Full Circle" or "GECC," stockholders will indirectly bear such fees or expenses as investors in Full Circle or GECC, as applicable.

	GECC(1)	Full Circle	Pro Forma Combined
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by Full Circle and GECC(2)	N/A	None	None
Offering expenses borne by Full Circle and GECC(2)	N/A	None	None
Dividend reinvestment plan expenses(3)	N/A	None	None

Total stockholder transaction expenses paid by Full Circle and GECC	None	None	None

	GECC(1)	Full Circle	Pro Forma Combined
Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock)(4)
Management fees(5)	N/A	2.73%	1.44%
Incentive fees(6)	N/A	1.81%	1.81%
Interest payments on borrowed funds(7)	N/A	4.15%	4.13%
Other expenses(8)	N/A	2.74%	2.74%

Total annual expenses (estimated)(9)	N/A	11.43%	10.12%

(1)
GECC is a newly formed entity; accordingly, there is no historical data.

(2)
Purchases of shares of common stock of Full Circle or GECC on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of Full Circle or GECC common stock.

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)
"Consolidated net assets attributable to common stock" equals stockholders' equity at March 31, 2016 for Full Circle. For Pro Forma Combined, the stockholders' equity for Pro Forma as of March 31, 2016 was used from the pro forma financial information set forth elsewhere herein.

(5)
Full Circle is, and GECC will be, externally managed by their respective investment advisers. Following completion of the Merger, GECC will be externally managed by GECM and the Pro Forma Combined management fee has been calculated in a manner consistent with the GECC Investment Management Agreement. Full Circle's management fee is currently 1.75% of its gross assets (which includes assets purchased using borrowed amounts and other forms of leverage). GECC's management fee will equal 1.50% of its total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts and other forms of leverage) as stated in its Pro Forma Condensed Consolidated Balance Sheet. The percentages reflected on the table are calculated based on Full Circle's net assets and GECC's pro forma net assets. See "GECC—GECC Investment Management Agreement."

(6)
This item represents (a) Full Circle's investment adviser's incentive fees based on annualizing actual amounts earned on its pre-incentive fee net income for the nine months ended March 31, 2016 and assumes that the incentive fees earned at the end of Full Circle's 2016 fiscal year will be based on the actual realized capital gains as of March 31, 2016, computed net of realized capital losses and unrealized capital depreciation, and (b) GECM's estimated incentive fees based on the foregoing annualized pre-incentive fee net investment income and realized capital gains amounts for Full Circle. It also assumes that this fee will remain a constant percentage of GECC's pro forma net assets, although it is based on each of Full Circle's and GECC's performance and will not be paid unless Full Circle or GECC achieve exceed the applicable rates in their respective investment management agreements.

(7)
"Interest payments on borrowed funds" represents an estimate of annualized interest expenses based on actual interest and credit facility expenses incurred for the nine months ended March 31, 2016 by Full Circle, and assumes that GECC increases its aggregate borrowings to 50% of its pro forma net asset value. Such borrowings are treated as having an 8.25% effective interest cost for purposes of this analysis. During the nine months ended March 31, 2016, Full Circle's average borrowings were $35.8 million and cash paid for interest expense was $2.9 million. GECC presently has no borrowings outstanding. The amount of leverage that Full Circle or GECC may employ at any particular time will depend on, among other things, Full Circle and GECC's boards of directors' and their respective investment adviser's assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to GECC's Business and Structure—GECC may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing with GECC." See "Full Circle—Risks Relating to Full Circle—Full Circle borrows money, which magnifies the potential for gain or loss on amounts invested and increases the risk of investing in Full Circle."

(8)
Includes overhead expenses, including payments under Full Circle and GECC's respective administration agreements based on their respective allocable portions of overhead and other expenses incurred by their respective administrators in performing their obligations under such administration agreements. The GECC Administration Agreement provides that the allocation of compensation to administrative personnel will be limited to 0.50% of GECC's net asset value for a period of 12 months from the consummation of the Merger. Such expenses are based on estimated amounts for the current fiscal year, and specifically on annualized "Other expenses" for the nine months ended March 31, 2016 incurred by Full Circle, and assume GECC maintains an expense ratio substantially similar to Full Circle's as of March 31, 2016. See "Full Circle—Full Circle Administration Agreement" and "GECC—GECC Administration Agreement."

(9)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. Full Circle borrows money to leverage and increase its total assets, and GECC is expected to do so subsequent to completion of the Merger. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets, rather than the total assets, which includes assets that have been funded with borrowed monies or other forms of leverage such as preferred securities.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in Full Circle or GECC common stock. In calculating the following expense amounts, Full Circle has assumed that it would have no additional leverage, that none of its assets are cash or cash equivalents and that its annual operating expenses would remain at the levels set forth in the table above. In addition, with respect to GECC and the pro forma combined company, expenses were based on the assumption that both GECC and the combined company's respective expense ratio will remain consistent with the Pro Forma Combined expense ratio as of March 31, 2016. Approximately $5.4 million of estimated transaction expenses related to the Merger (representing approximately 2.8% of pro forma combined net assets) are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return in(1):
Full Circle	$111	$311	$486	$835
GECC (pro forma following the Merger)	$99	$281	$445	$787

(1)
The above illustration assumes that Full Circle and GECC (pro forma following the Merger) earn a 5% annual return resulting entirely from net realized capital gains. In the case of the pro forma combined company following the Merger, the expenses you would pay, based on a $1,000 investment and assuming GECC will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation (and therefore not subject it to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $82; 3 years, $237; 5 years, $382; and 10 years, $706. However, cash payment of any capital gains incentive fees would be deferred if, during the most recent twelve full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) GECC's aggregate distributions to its stockholders and (b) its change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) was less than 7.0% of its net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

        The foregoing table is to assist you in understanding the various costs and expenses that an investor in Full Circle or GECC common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance will vary and may result in a return greater or less than 5%. In the case of GECC, the incentive fee under the GECC Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example in the footnote. If GECC were to achieve sufficient returns on its investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, its expenses, and returns to its investors, would be higher.

        In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if either Full Circle or GECC's board of directors authorizes and Full Circle or GECC, as applicable, declares a cash distribution, participants in its dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of its common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of Full Circle or GECC's common stock at the close of trading on the valuation date for the distribution. See "Full Circle—Full Circle Dividend Reinvestment Plan" and "GECC Dividend Reinvestment Plan" for additional information regarding their respective dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of Full Circle's or GECC's (pro forma following the Merger) future expenses. Actual expenses (including the cost of debt or preferred stock issued, if any, and other expenses) may be greater or less than those shown.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements in this document constitute forward-looking statements, which relate to future events or the future performance or financial condition of GECC or Full Circle. The forward-looking statements contained in this document involve a number of risks and uncertainties, including statements concerning:

  •
  GECC's or Full Circle or their portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets;

  •
  the impact of fluctuations in interest rates;

  •
  the valuation of investments in portfolio companies, particularly those having no liquid trading market;

  •
  GECC's or Full Circle's ability to recover unrealized losses;

  •
  market conditions and GECC's or Full Circle's ability to access alternative debt markets and additional debt and equity capital;

  •
  contractual arrangements and relationships with third parties;

  •
  the general economy and its impact on the industries in which GECC or Full Circle invests;

  •
  the financial condition of and ability of current and prospective portfolio companies to achieve their objectives;

  •
  expected financings and investments;

  •
  the adequacy of cash resources and working capital;

  •
  the timing, form and amount of any dividend or other distributions;

  •
  the timing of cash flows, if any, from the operations of portfolio companies;

  •
  the ability of GECM to locate suitable investments and to monitor and administer investments;

  •
  the outcome and impact of any litigation relating to the Merger;

  •
  the likelihood that the Merger is completed and the anticipated timing of its completion;

  •
  the period following the completion of the Merger;

  •
  the ability of GECC's and Full Circle's businesses to successfully integrate if the Merger is completed; and

  •
  Full Circle's future operating results and business prospects if the Merger is not completed.

        Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions identify forward-looking statements, although not all forward-looking statements include these words. Actual results and conditions could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this document.

        The forward-looking statements included in this document have been based on information available to GECC and Full Circle on the date of this document, as appropriate, and neither GECC nor Full Circle assumes any obligation to update any such forward-looking statements. Although neither GECC nor Full Circle undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that GECC or Full Circle may make directly to you or through reports that they have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

        The forward-looking statements in this document are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

 THE FULL CIRCLE SPECIAL MEETING

Date, Time and Place of the Special Meeting

        The special meeting will take place on October 25, 2016, at 9:00 a.m. (Eastern Time), at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019.

Purposes of the Special Meeting

        The purposes of the special meeting are to consider and vote on the following proposals:

  •
  a proposal to approve the Merger Proposal; and

  •
  a proposal to approve the Adjournment Proposal.

        On the recommendation of the Special Committee, the Full Circle Board, unanimously recommends that stockholders vote "FOR" the Merger and the Merger Proposal and "FOR" the Adjournment Proposal.

        Under Maryland law and Full Circle's bylaws, only the matters described in the notice of special meeting (that is, the Merger Proposal and the Adjournment Proposal) may be presented for action at the special meeting or at any adjournment or postponement of the special meeting.

Record Date

        The Full Circle Board has fixed the close of business on September 15, 2016 as the Record Date for determining which Full Circle stockholders are entitled to notice of and to vote at the special meeting (including if the special meeting is adjourned or postponed). Only holders of record of Full Circle common stock at the close of business on the Record Date, are entitled to notice of and to vote at the special meeting. On the Record Date, approximately 22,474,243 shares of Full Circle common stock were issued and outstanding. Those shares were held on the Record Date by 83 holders of record. Each holder of Full Circle common stock on the Record Date is entitled to one vote per share on all matters upon which stockholders are entitled to vote.

Vote Required

        The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of Full Circle's common stock outstanding and entitled to vote as of the Record Date. The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast at the special meeting.

Quorum

        A quorum will be required to be present in order to conduct business at the special meeting. The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of Full Circle common stock outstanding on the Record Date and entitled to vote will constitute a quorum. For purposes of determining the presence of a quorum, abstentions and broker non-votes, if any, will be included in determining the shares of common stock present and entitled to vote.

Adjournment or Postponement

        If the necessary quorum to transact business is not present, the chairman of the special meeting or the persons named as proxies may propose one or more adjournments or postponements of the special meeting in accordance with applicable law to permit further solicitation of proxies. If the necessary quorum is present, the special meeting may be adjourned to solicit additional proxies if the Adjournment Proposal has been approved by the Full Circle stockholders. In either case, the special meeting may be adjourned to a date that is not more than 120 days after the Record Date without further notice other than announcement at the special meeting.

Voting by Full Circle's Officers and Directors

        At the close of business on the Record Date, Full Circle's executive officers and directors owned, and therefore will be entitled to vote at the special meeting, an aggregate of 2,484,461 shares of Full Circle common stock, representing approximately 11.06% of Full Circle's outstanding shares of common stock. None of Full Circle's executive officers or directors has entered into any voting agreement relating to the Merger; however, each of Full Circle's executive officers and directors has advised Full Circle that he intends to vote his shares of Full Circle common stock in favor of the proposal to approve the Merger.

Voting: Proxies

        If you were a stockholder of record at the close of business on the Record Date, you may vote your shares in person at the special meeting or by proxy. You have three ways to submit a proxy to vote your shares:

  •
  Submit a proxy by mail: sign, date and mail in your proxy card using the prepaid envelope provided,

  •
  Submit a proxy by telephone: submit a proxy by calling (800) 690-6903, or

  •
  Submit a proxy via the Internet: Connect to the Internet site at www.proxyvote.com.

        All shares of Full Circle common stock represented by properly executed proxy cards received before or at the special meeting will be voted at the special meeting in the manner specified in those proxy cards, unless the proxy has been revoked. Properly executed proxies that do not contain voting instructions will be voted "FOR" the approval of each matter to be voted on at the Full Circle special meeting, including approval of the Merger Proposal.

        If a properly executed proxy card is returned and the stockholder has abstained from voting on one or more of the proposals, the shares of Full Circle common stock represented by the proxy will be considered present at the special meeting for purposes of determining whether a quorum is present, but will not be considered to have been voted on the proposals as to which the stockholder has abstained. Abstentions will have the effect of a vote against the Merger Proposal and the Adjournment Proposal.

        Under the applicable rules and regulations of the NYSE, brokers, banks, trusts or other nominees have discretion to vote on routine matters, but do not have discretion to vote on non-routine matters. Each of the proposals to be considered at the special meeting is a non-routine matter for this purpose. Accordingly, if you are not the record holder of your shares of Full Circle common stock and instead you hold those shares in street name, your broker, bank, trust or other nominee will be permitted to vote your shares of Full Circle common stock only if you provide instructions on how to vote those shares. You can provide instructions by following the procedures specified by your broker, bank, trust or other nominee. The only way a "broker non-vote" would result is if you provide your broker, bank, trust or other nominee with instructions on how to vote your shares with respect to one proposal but do not provide it with instructions on how to vote your shares with respect to the other proposal. A broker non-vote will have the effect of a vote against the proposal on which directions are not given.

Revocation of Proxies

        Submitting a proxy on the enclosed form does not preclude a stockholder from revoking such proxy and subsequently voting in person at the Full Circle special meeting. A stockholder may revoke a proxy at any time before it is voted by:

  •
  delivering a duly executed revocation of proxy to Full Circle Capital Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717;

  •
  submitting a completed and duly executed proxy to Full Circle with a later date;

  •
  instructing the proxy solicitor to change the stockholder's vote either by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card; or

  •
  appearing at the special meeting and voting in person.

        A stockholder may revoke a proxy by using any of these methods, regardless of the method used to provide the stockholder's previous proxy. Attendance at the special meeting without voting will not by itself revoke a proxy.

Solicitation of Proxies

        Full Circle will bear the cost of solicitation of proxies in the form accompanying this document. The costs and expenses of printing and mailing the registration statement (of which this document forms a part) and all filing and other fees paid to the SEC in connection with the Merger will be borne equally by Full Circle and GECC. In addition to solicitation by mail, directors, executive officers or employees of Full Circle, Full Circle Advisors or GECM, who will not be specially compensated, may solicit proxies from Full Circle's stockholders by telephone, facsimile, telegram or other electronic means or in person. Full Circle has retained Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717 to assist in the solicitation of proxies from stockholders for an estimated fee of $20,000 plus out-of-pocket expenses. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons and Full Circle will reimburse them for their reasonable out-of-pocket expenses.

        Full Circle will mail a copy of this document, including the notice of special meeting and the proxy card included with these materials, to each holder of record of its common stock on the Record Date.

THE MERGER

        The discussion in this document, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement. You should read the Merger Agreement carefully in its entirety, as it is the principal legal document governing the Merger.

Background of the Merger

        Since Full Circle's inception in 2010, the Full Circle Board regularly has considered possible ways of growing Full Circle's equity capitalization and total assets in order to increase stockholder value. The Full Circle Board believes that kind of growth, if achievable, would result in operating efficiencies (by spreading operating costs across a broader asset base) and would allow the development of a broader and more diversified investment portfolio. Growth also potentially would make the market for Full Circle's shares more liquid, making them more attractive to investors. Unfortunately, like other similarly situated BDCs, Full Circle has found it difficult to grow. Full Circle's shares of common stock have consistently traded at a discount to Full Circle's net asset value (NAV) per share, and the size of that discount has increased over time. The shares of other similarly situated BDCs also have traded at discounts to NAV for extended periods of time (in many cases since 2014 or earlier). In addition, Full Circle's NAV per share has declined, in part because of credit quality issues affecting some of its investment portfolio assets. In 2015, Full Circle's NAV per share declined by 31.4% or $1.72 per share. Full Circle's most recent equity capital raise occurred in March 2015, when Full Circle completed a rights offering in which it sold shares of its common stock for $3.50 per share. That offering price represented a discount to Full Circle's NAV per share and resulted in immediate pro forma dilution of $0.96 per share. The Full Circle Board has been reluctant to pursue additional equity offerings because of the further dilution that would result from any such offering. The result of these factors has been that Full Circle has been unable to achieve the size and scale that the Full Circle Board believes is necessary for a company of this type to be successful. The Full Circle Board believes the market conditions and other factors that have made it difficult for Full Circle to grow are likely to continue for some time.

        Full Circle is managed by Full Circle Advisors. Pursuant to an investment advisory agreement, Full Circle is required to pay Full Circle Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. In connection with Full Circle's rights offering completed in March 2015 for the periods commencing on April 1, 2015 and ending on June 30, 2015 and commencing on July 1, 2015 and ending on June 30, 2016, Full Circle Advisors agreed to waive a portion of the base management fees and incentive fees that Full Circle Advisors otherwise would be entitled to receive to the extent required in order for Full Circle to earn net investment income sufficient to support the distribution payment on Full Circle's shares of common stock for each monthly distribution declared by Full Circle's Board. The determination of the amount to be waived was finalized as of the end of the fiscal year for each period, with such amounts being accrued on a quarterly basis. Net investment income was defined as net income before net realized gains (losses) and unrealized gains (losses), in each case, as determined in accordance with GAAP. Full Circle Advisors was not entitled to recoup any amount of base management fees that it waived pursuant to this agreement. Full Circle Advisors also agreed to reimburse Full Circle for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.5% of Full Circle's net assets, beginning with its fiscal quarter ending September 30, 2014 through June 30, 2015. For the fiscal year ending June 30, 2016 and beyond, Full Circle Advisors had agreed to reimburse Full Circle for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.75% of Full Circle's net assets. The fee waiver and expense reimbursement subjected Full Circle Advisors to financial constraints. Those constraints became more severe after Full Circle changed its investment strategy, beginning in late 2015, to reduce new originations in order to create greater flexibility in pursuing strategic alternatives. This was done in order to avoid a situation in which, for example, a prospective acquirer or merger partner might discount newly-originated investments made by Full Circle that did not fit with the counterparty's investment strategies or objectives, resulting in a potential loss of value to Full Circle's stockholders. The change in investment strategy led to a reduction in Full Circle's total assets and income from investments, and this in turn had the effect of further reducing the compensation payable to Full Circle Advisors, subjecting it to additional financial strain.

        Beginning in mid-2015, with the approval of the Full Circle Board, representatives of Full Circle Advisors engaged in preliminary discussions with third parties regarding the possibility of one or more strategic transactions that would allow Full Circle to increase the size, scale and diversification of its investment portfolio. Pursuant to this process, Full Circle Advisors contacted 15 parties, of whom 11 entered into confidentiality agreements with Full Circle. By the end of November 2015, four parties had provided preliminary indications of interest regarding possible transactions. One of those parties was a joint venture between MAST and the Great Elm Capital Group, Inc. (the MAST Group). Full Circle Advisors provided the Full Circle Board with regular updates regarding these activities.

        On November 11, 2015, the Full Circle Board, after reviewing the results of the exploratory process that Full Circle Advisors had initiated, formed the Special Committee to consider various strategic alternatives potentially available to Full Circle. The members of the Special Committee are Mark C. Biderman, Edward H. Cohen and Thomas A. Ortwein, Jr. The Special Committee was authorized to consider, negotiate and potentially implement all strategic alternatives reasonably available to Full Circle, including, but not limited to, the acquisition or disposition of assets, the replacement of Full Circle Advisors as Full Circle's investment adviser, and the sale or merger of Full Circle. The Special Committee was authorized to select and retain its own legal and financial advisors. A primary objective of Full Circle's Board in establishing the Special Committee was to address potential conflicts of interest to which Full Circle Advisors and its principals might be subject in exploring various strategic alternatives.

        Under applicable NASDAQ rules, a member of the Full Circle Board qualifies as an "independent director" if, in the opinion of the Full Circle Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. These NASDAQ rules also specify certain persons whose relationships with Full Circle would preclude them from being considered independent. The Full Circle Board has determined that each member of the Special Committee is an "independent director" as defined under the applicable NASDAQ rules, and the Full Circle Board also has concluded that each member of the Special Committee is free of any relationship that would interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a director or a member of the Special Committee.

        An employee of Houlihan Lokey who is a member of the Full Circle Board and qualifies as an independent director initially was expected to serve, with Full Circle's other independent directors, on the Special Committee. Although Houlihan Lokey understood that he had been appointed to the Special Committee, after another independent director identified Houlihan Lokey as a possible candidate to serve as the Special Committee's financial advisor, the director that is an employee of Houlihan Lokey was not formally appointed to the Special Committee and recused himself from involvement with the Special Committee. He did not participate in the decision to select Houlihan Lokey as the Special Committee's financial advisor or in setting the terms of Houlihan Lokey's compensation.

        Later in November 2015, the Special Committee retained Clifford Chance US LLP (Clifford Chance) as its legal counsel.

        In December 2015, the Special Committee considered and interviewed several investment banks to serve as its financial advisor. The Special Committee decided to retain Houlihan Lokey as its financial advisor based on a variety of factors including Houlihan Lokey's experience and reputation in providing financial advisory services in respect of mergers, acquisitions and other transactions, its familiarity with and understanding of the business sector in which Full Circle operates, and its fee proposal. In selecting Houlihan Lokey, the Special Committee noted that Terence Flynn, who is a member of the Full Circle Board, is a senior investment banker at Houlihan Lokey. Mr. Flynn does not serve on the Special Committee.

        During a telephonic meeting held on December 2, 2015, the Special Committee discussed the four parties (including MAST) that had provided preliminary indications of interest regarding possible transactions with Full Circle. One of these parties, Party A, an investment and fund management firm, had submitted an indication of interest in purchasing a portion of Full Circle investment portfolio that was relatively illiquid.

        On December 3, 2015, Full Circle Advisors delivered a letter to the Special Committee in which Full Circle Advisors reported a decline in its financial position and requested that the Special Committee consider taking action to alleviate the financial burdens on Full Circle Advisors caused by the fee waiver and expense reimbursement that had been in effect since April 2015.

        In December 2015 and January 2016, at the direction of the Special Committee, Houlihan Lokey contacted five of the counterparties previously contacted by Full Circle Advisors and reached out to six additional parties to discuss their interest in a potential transaction.

        On January 14, 2016, the Special Committee held a telephonic meeting at which representatives of its legal and financial advisors were present. During the meeting, the members of the Special Committee reviewed various strategic alternatives potentially available to Full Circle. The strategic alternatives reviewed by the Special Committee included a business combination transaction; a transaction in which Full Circle would issue stock in exchange for a contribution of an investment portfolio; the sale of a portion of Full Circle's investment portfolio; a liquidation; the appointment of a new external manager to replace Full Circle Advisors; or a combination of transactions. Representatives of Houlihan Lokey reported on its communications with the 11 potential counterparties, it had been instructed by the Special Committee to contact regarding a potential strategic transaction involving Full Circle, all of which had entered into confidentiality agreements with Full Circle. Four of the potential counterparties had terminated discussions, four of the potential counterparties were actively pursuing potential transactions with Full Circle, and the discussions with the remaining counterparties were still at a preliminary stage. The Special Committee discussed the fact that some parts of Full Circle's investment portfolio were relatively illiquid and difficult to value, and this had been reflected in terms of at least one of the preliminary indications of interest that had been received. The members of the Special Committee discussed the indication of interest that had been received from Party A for the purchase of an illiquid portion of the portfolio, and that completing a transaction of that type, followed by a business combination with a party that was interested in the remainder of Full Circle's assets, could enhance value for Full Circle's stockholders. This was because other potential counterparties had made clear they attributed less value than Party A to the assets Party A was potentially interested in acquiring.

        Subsequently, on January 27, 2016, representatives of Houlihan Lokey reviewed and discussed with the Special Committee the preliminary indications of interest for a business combination transaction received from five parties. The parties included Party A and the MAST Group. The indication of interest received from the MAST Group was dated January 19, 2016 and contemplated a merger of Full Circle with a newly formed entity that would be initially capitalized with $30.0 million of cash and a portfolio of fixed income investments having a fair market value of approximately $90.0 million. The Special Committee and its advisors also discussed a sixth preliminary indication of interest for a replacement investment adviser.

        The Special Committee directed its advisers to continue to explore and pursue indications of interest and a potential agreement with Party A for a transaction in which Party A would acquire a portion of Full Circle's investment assets for cash. The Special Committee concluded, based on the various indications of interest that had been received, that this transaction could be a first step toward a business transaction and that because most of the other parties with whom the Special Committee had held discussions assigned less value to the assets that Party A wanted to acquire, proceeding in this way had the potential to generate greater aggregate value for Full Circle's stockholders.

        On February 8, 2016, Full Circle entered into a letter of intent with Party A that contemplated the purchase by Party A of a portfolio of Full Circle's senior secured loans, second lien loans, mezzanine loans and equity securities and related assets, representing approximately 48% of Full Circle's gross assets, for an aggregate purchase price of $63,985,824. The letter of intent contemplated the parties would enter into a definitive agreement after Party A had completed a confirmatory due diligence review of the portfolio to be purchased.

        On February 11, 2016, the Special Committee held a telephonic meeting at which representatives of its legal and financial advisors were present. Representatives of Full Circle Advisors also participated in the meeting. The Special Committee agreed to recommend to the Full Circle Board that Full Circle agree to terminate the fee waiver and expense reimbursement that applied previously and had been agreed to by Full Circle Advisors. The Special Committee did so after determining, based on information provided by Full Circle Advisors, that if the fee waivers and expense reimbursement were left in place, Full Circle Advisors would continue suffering from financial difficulties that could impair its ability to continue serving Full Circle effectively. The Full Circle Board accepted the

Special Committee's recommendation and authorized the termination of the fee waiver and expense reimbursement effective as of January 1, 2016.

        Also at the February 11, 2016 meeting, representatives of Houlihan Lokey provided an update regarding the status of discussions authorized by the Special Committee with third parties regarding potential transactions. In addition to Party A, indications of interest for a business combination transaction had been received from four parties, including Party B, an asset management firm focused on direct lending to small and medium sized companies in North America, Party C, a publicly-traded BDC, the MAST Group and Party D, a publicly-traded BDC:

  •
  Party B proposed a contribution to Full Circle of a loan portfolio with a fair market value of approximately $90.0 million in exchange for newly issued shares of Full Circle and an assumption of $30.0 million in third party debt.

  •
  Party C proposed an acquisition of 100% of the issued and outstanding shares of the common stock of Full Circle valued at a discount to NAV, in exchange for cash and common stock of Party C. Party C's proposal was conditioned on the completion of the transaction contemplated between Full Circle and Party A.

  •
  Party D proposed, subject to further due diligence, an acquisition of 100% of the issued and outstanding shares of the common stock of Full Circle, in exchange for (a) cash and common stock of Party D if the contemplated transaction between Party A and Full Circle was executed, or (b) 100% common stock of Party D in the absence of a concurrent transaction with Party A.

  •
  The MAST Group proposed a merger of Full Circle with and into a newly-formed entity that would be capitalized with (a) a portfolio of fixed income securities with a fair market value of approximately $90.0 million and (b) $30.0 million in cash.

        At that meeting, the Special Committee also elected to discontinue negotiations with Party D. Also at the meeting, the Special Committee discussed a possible liquidation of Full Circle. Among other things, the Special Committee discussed the fact that the liquidation process would be executed over an extended period of time and that, during that time period, Full Circle's assets would continue to be subject to market risk, the price that Full Circle would be able to obtain for its assets would be difficult to predict, the costs of liquidation likely would be substantial and there would be significant delay in distributing the full proceeds of the liquidation to Full Circle's stockholders.

        On February 16, 2016, Full Circle issued a press release announcing the formation of the Special Committee and the Special Committee's review of potential strategic alternatives.

        On February 26, 2016, Party A confirmed that the proposal contemplated by its letter of intent had been withdrawn. Subsequently, Party C indicated that it was no longer interested in pursuing a potential transaction.

        On March 10, 2016, the Special Committee held a telephonic meeting that also was attended by representatives of its legal and financial advisors and Full Circle Advisors. Representatives of Houlihan Lokey informed the Special Committee that, following the issuance of the press release announcing the Special Committee's review of strategic alternatives, Houlihan Lokey had received approximately 15 inbound calls from counterparties expressing interest in Full Circle, three of whom entered into confidentiality agreements with Full Circle. Two of the parties subsequently withdrew their interest, and the third party, Party E, a publicly-traded BDC, proposed an acquisition of 100% of the issued and outstanding shares of the common stock of Full Circle, in a stock-for-stock merger, and valuing Party E at the greater of its NAV per share or its stock price and valuing Full Circle at a discount to NAV.

        On March 17, 2016, members of the Special Committee met with representatives of the MAST Group to discuss MAST's capabilities and experience and to receive a presentation from the MAST Group's representatives regarding the MAST Group's visions and proposed investment strategies for the combined company. The Special Committee previously had received background information regarding MAST and its principals.

        From March 14, 2016 to March 30, 2016, the Special Committee and its advisors held conference calls with potential strategic alternative partners to discuss their revised proposals as well as topics such as proposed transaction structure, portfolio diligence and asset diversity and compliance. On March 23, 2016, representatives of Clifford Chance and counsel to the MAST Group had a discussion by telephone regarding transaction structuring. During this period, in response to requests from the Special Committee, the MAST Group made various changes to the terms of its proposal, including by agreeing to reduce the base management fee percentage from 1.75% to 1.50% and by agreeing to an increase in the size of the Special Distribution, from $3.4 million plus accumulated undistributed earnings to $5.0 million plus accumulated undistributed earnings. The parties also agreed in principle to a mechanism for setting the exchange ratio based on the NAV-to-NAV concept, including as to the use in certain circumstances of independent third party valuations.

        On April 4, 2016, the Special Committee held a conference call that also was attended by representatives of its legal and financial advisors and of Full Circle Advisors to discuss revised proposals received from Party E and the MAST Group. Representatives of Houlihan Lokey informed the Special Committee that (1) an updated proposal had been received from the MAST Group, (2) updated valuation details ("marks") had been received from Party E and (3) Party B had withdrawn from the process. At the request of the Special Committee, representatives of Houlihan Lokey reviewed and discussed certain preliminary financial analyses with respect to the received proposals, and responded to questions from members of the Special Committee The MAST Group and Party E had each requested exclusivity.

        The Special Committee then discussed the proposals from the MAST Group and Party E in more detail. The Special Committee discussed the respective levels of execution risk associated with the two proposals.

        After further deliberation, the Special Committee directed Houlihan Lokey to ask the MAST Group to improve or clarify certain aspects of its proposal.

        Following this call, representatives from Houlihan Lokey communicated the Special Committee's feedback to representatives of the MAST Group. On April 5, 2016, the MAST Group submitted an updated proposal.

        Also on April 5, 2016, representatives of Houlihan Lokey communicated the Special Committee's feedback on the term sheet received from Party E to Party E and its advisors.

        On April 6, 2016, the Special Committee held a conference call that was also attended by representatives of its legal and financial advisors and Full Circle Advisors to discuss the revised term sheet received from the MAST Group. A representative of Houlihan Lokey provided an update on the recent discussions on behalf of the Special Committee with the MAST Group including the MAST Group's proposal that Full Circle issue a pre-closing special distribution in the amount of $3.4 million to Full Circle stockholders and that the MAST Group would be willing to commit to the combined company implementing a post-closing $10.0 million share repurchase plan (which was later increased to $15.0 million). The MAST Group also proposed to make certain commitments regarding the terms of the combined company's post-closing investment management agreement.

        After deliberation, the Special Committee directed Houlihan Lokey to contact the MAST Group to propose (a) a pre-closing special distribution in the amount of $5.0 million and (b) a two-year period during which no amendments would be made to the combined company's post-closing investment management agreement.

        On April 11, 2016, the Special Committee together with representatives of Clifford Chance and Houlihan Lokey, participated in a conference call with the MAST Group and its counsel. The parties discussed various details of the MAST Group's proposal. Following the call, the Special Committee directed Clifford Chance to prepare an exclusivity agreement with the MAST Group providing for a 30-day exclusivity period.

        From April 4, 2016 through April 14, 2016, multiple drafts of the MAST Group term sheet and exclusivity agreement were exchanged between the parties. On April 14, 2016, the parties finalized the term sheet and executed the exclusivity agreement, which provided for a 30-day exclusivity period.

        On April 18, 2016, the MAST Group provided the Special Committee and its advisors with draft transaction documents.

        On April 22, 2016, the Special Committee held a conference call with its legal and financial advisors to discuss the draft transaction documents that had been provided by the MAST Group.

        On April 26, 2016, at the request of the Special Committee, representatives of Full Circle Advisors and Mr. Sell visited the offices of MAST in Boston, Massachusetts to review financial and other information relating to the MAST portfolio.

        On April 28, 2016, Clifford Chance sent the MAST Group and its counsel comments on the transaction documents. On April 29, 2016, legal counsel for each of the Special Committee and the MAST Group held a conference call to discuss the draft transaction documents. On May 3, 2016, counsel to the MAST Group sent revised drafts of the transaction documents to Clifford Chance.

        On May 4, 2016, the Special Committee held a telephonic meeting that was also attended by representatives of its legal and financial advisors and Full Circle Advisors to discuss the list of issues in the draft transaction documents which was distributed by Clifford Chance prior to the call. The parties discussed, among other issues, the proposed portfolio to be contributed by MAST prior to the closing of the transaction, the measurement date for valuation of such contribution and potential deal protection provisions. At the conclusion of this call, the Special Committee directed its legal advisors to send the issues list to the MAST Group.

        On May 5, 2016, Mr. Biderman (the chairman of the Special Committee), together with representatives of Full Circle Advisors, Clifford Chance and Houlihan Lokey, met with representatives of the MAST Group and its legal counsel for in-person negotiations at the offices of Skadden, Arps, Slate, Meagher & Flom LLP (Skadden Arps). The parties discussed the outstanding issues with respect to the draft transaction documents and next steps.

        Between May 5, 2016 until June 23, 2016, legal advisors to the Special Committee and Full Circle and the MAST Group exchanged multiple drafts of the transaction documents.

        On May 12, 2016, the Special Committee held a telephonic meeting that was also attended by Mr. Sell, representatives of its legal and financial advisors and Full Circle Advisors. The parties discussed the mechanics, composition and valuation of the portfolio to be contributed by MAST as well as the valuation methodology to be used to accomplish the "NAV-to-NAV" concept that had been agreed in principle with the MAST Group. Clifford Chance provided a summary of the process and timing for the transaction after execution of the transaction documents and discussed key issues outstanding in the draft transaction documents. Later that evening, upon the request of the MAST Group, the Special Committee approved a one week extension of the exclusivity period, from May 13, 2016 to May 20, 2016.

        On June 5, 2016, Mr. Biderman, along with representatives from Houlihan Lokey, Clifford Chance and Full Circle Advisors, held a conference call to discuss outstanding issues in the draft transaction documents.

        On June 6, 2016, the Special Committee held a telephonic meeting that was attended by its legal and financial advisors and Full Circle Advisors. At the request of the Special Committee, representatives of Houlihan Lokey reviewed and discussed certain preliminary financial analyses with respect to Full Circle and the proposed transaction and responded to questions from members of the Special Committee. The members of the Special Committee discussed the financial analyses and underlying assumptions at length. Following this discussion, the participants discussed process and next steps.

        On June 7, 2016, the representative of Clifford Chance and the MAST Group participated in a conference call to discuss outstanding issues in the draft transaction documents. Following this call, revised drafts of the transaction documents were exchanged.

        On June 10, 2016, Mr. Biderman and representatives from Clifford Chance and Houlihan Lokey held a conference call to discuss the portfolio to be contributed by MAST and the expected timing for contribution of certain assets. Following a discussion, Mr. Biderman directed Houlihan Lokey to discuss with the MAST Group various issues affecting deal protection provisions and the need for clarity around the composition of the portfolio to be contributed.

        On June 16, 2016, the Special Committee, representatives from Clifford Chance, Houlihan Lokey and Full Circle Advisors, Mr. Sell and Mr. Flynn participated in a telephonic meeting. Representatives from Clifford Chance updated the participants regarding the status of the draft transaction documents and proposed timing for the transaction. Following this, representatives from Houlihan Lokey reviewed and discussed their updated preliminary financial analysis with respect to Full Circle and the proposed transaction and responded to questions from members of the Special Committee. Following this discussion, Messrs. Felton, Sell, Stuart and Flynn left the call. The members of the Special Committee and its legal and financial advisors engaged in further discussions regarding Houlihan Lokey's preliminary financial analyses, as well as certain terms included in the draft transaction documents. Following this, representatives from Clifford Chance discussed a detailed written presentation regarding the terms of the proposed Merger Agreement and other draft transaction documents that had been distributed to the participants in advance of the meeting.

        From June 17, 2016 to June 23, 2016, Clifford Chance and Full Circle and Full Circle Advisors and Full Circle Service Company, along with their legal counsel, exchanged multiple drafts of a letter (the Termination Letter) providing for the future termination of Full Circle's existing investment advisory agreement and administration agreement in accordance with the requirements of the Merger Agreement.

        On June 22, 2016, the Special Committee, representatives from Clifford Chance, Houlihan Lokey and Full Circle Advisors and Mr. Flynn held a conference call to discuss status and next steps. The participants discussed outstanding issues in the draft transaction documents and the composition of the proposed portfolio contribution by MAST.

        On June 23, 2016, the Special Committee held a telephonic meeting which was attended by its financial and legal advisors, representatives from Full Circle, Full Circle Advisors and Mr. Sell and Mr. Flynn. Representatives from Clifford Chance updated the participants on any changes since the last conference call in which such parties participated to the draft transaction documents and the Clifford Chance presentation regarding the Merger Agreement and other draft transaction documents, an updated version of which was circulated to the participants prior to the meeting. The participants also discussed the composition of the MAST portfolio to be contributed prior to closing and the status of changes that the Special Committee had requested in the form of post-closing investment management agreement. Following this discussion, at the request of the Special Committee, Houlihan Lokey reviewed and discussed its financial analyses with respect to Full Circle and with respect to GECC after giving effect to the Formation Transactions and the proposed Merger. Thereafter, at the request of the Special Committee, Houlihan Lokey verbally rendered its opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey's written opinion addressed to the Special Committee dated June 23, 2016), as to, as of such date, the fairness, from a financial point of view, to holders of Full Circle common stock of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement.

        Following this discussion, the Special Committee unanimously adopted resolutions recommending that the Full Circle Board adopt resolutions:

  •
  declaring that the Merger and the other transactions contemplated by the draft transaction documents are advisable;

  •
  directing (subject to the terms of the Merger Agreement) that the transactions contemplated by the Merger Agreement, including the Merger, be submitted for consideration at a special meeting of Full Circle's stockholders; and

  •
  resolving to recommend (subject to the terms of the Merger Agreement) that Full Circle's stockholders vote to approve the Merger.

        Later that day, following the Special Committee's meeting, the Full Circle Board held a telephonic meeting at which Mr. Sell and representatives of Clifford Chance and Houlihan Lokey also were present.

        Following additional discussion, the members of the Full Circle Board unanimously adopted resolutions in which the Full Circle Board:

  •
  determined that the Merger and the other transactions contemplated by the Merger Agreement are advisable;

  •
  directed (subject to the terms of the Merger Agreement) that the transactions contemplated by the Merger Agreement, including the Merger, be submitted for consideration at a special meeting of Full Circle's stockholders; and

  •
  resolved to recommend (subject to the terms of the Merger Agreement) that Full Circle's stockholders vote to approve the Merger.

        Following this meeting, the Merger Agreement, Subscription Agreement and Termination Letter were executed by the relevant parties.

Reasons for the Merger; Recommendation of the Full Circle Board

        The Special Committee is composed of three independent disinterested directors, none of whom is affiliated with the MAST Group or its affiliates, and none of whom is an officer or employee of Full Circle or Full Circle Advisors. The Special Committee unanimously approved the Merger and the other transactions contemplated by the Merger Agreement. The Special Committee unanimously recommended that the Full Circle Board adopt resolutions (1) declaring that the Merger and the other transactions contemplated by the Merger Agreement are advisable, (2) directing (subject to the terms of the Merger Agreement) that the Merger be submitted for consideration at a special meeting of the Full Circle stockholders and (3) resolving to recommend (subject to the terms of the Merger Agreement) that the Full Circle stockholders vote to approve the Merger. Acting upon the Special Committee's recommendation, the Full Circle Board, pursuant to resolutions adopted at a meeting held on June 23, 2016, unanimously (i) declared the Merger and the other transactions contemplated by the Merger Agreement advisable, (ii) directed (subject to the terms of the Merger Agreement) that the Merger be submitted for consideration at a special meeting of the Full Circle stockholders and (iii) resolved to recommend (subject to the terms of the Merger Agreement) that the Full Circle stockholders vote to approve the Merger.

        In reaching its determination and making its recommendation to the Full Circle Board, the Special Committee consulted with its financial and legal advisors and considered various factors. These factors included:

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  the financial terms of the Merger, including the "NAV-to-NAV" methodology to be used in setting the exchange ratio and the fact that the Merger Agreement provides for the declaration and payment of the Special Distribution;

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  the fact that the surviving corporation in the Merger will have greater equity capitalization and total assets than Full Circle, and that the surviving corporation will have net assets of over $190.0 million—over double the net assets of Full Circle (which were approximately $81.0 million as of March 31, 2016);

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  the fact that Full Circle Advisors has experienced financial difficulties affecting its ability to continue to serve as Full Circle's investment adviser;

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  the capabilities and resources that GECM is expected to provide in its capacity as the investment adviser to the surviving corporation after the Merger, and the investment strategy that GECM has indicated it intends to implement for the surviving corporation;

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  the terms on which GECM has agreed to serve as investment adviser to the surviving corporation, which the Full Circle Board believes are more favorable in the aggregate than the terms of Full Circle's existing investment management agreement with Full Circle Advisors, notably because the base management fee payable to GECM will be 1.50% of average gross assets, as compared to the fee payable to Full Circle Advisors of 1.75% of average gross assets;

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  the fact that the parent company of GECM will have a substantial equity interest in the surviving corporation immediately following the Merger (expected to represent approximately 15% of the surviving corporation's outstanding shares of common stock) and has agreed to a one year lock- up in respect of those shares; and

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  the financial analyses reviewed by Houlihan Lokey with the Special Committee as well as the oral opinion of Houlihan Lokey rendered to the Special Committee on June 23, 2016 (which was subsequently confirmed in writing by delivery of Houlihan Lokey's written opinion addressed to the Special Committee dated June 23, 2016), as to, as of June 23, 2016, the fairness, from a financial point of view, to the holders of Full Circle common stock of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement. As described below, Houlihan Lokey's opinion was based on various assumptions, including the assumption that the Merger Consideration would be based on an exchange ratio of 0.2169. Full Circle has not obtained, and does not intend to obtain, an updated opinion from Houlihan Lokey.

Opinion of the Financial Advisor to the Special Committee

        On June 23, 2016, Houlihan Lokey verbally rendered its opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey's written opinion addressed to the Special Committee dated June 23, 2016), as to, as of June 23, 2016, the fairness, from a financial point of view, to the holders of Full Circle common stock of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement. In this section, the Formation Transactions, the entry into the GECC Investment Management Agreement and the declaration and payment of the Special Distribution are collectively referred as the "Related Transactions" and, together with the Merger, the "Transaction."

        For purposes of its analyses and opinion, Houlihan Lokey assumed, based on information provided to it as of the date of its opinion, that the Merger Consideration to be received by Full Circle's stockholders in the Merger would be 0.2169 of a share of GECC common stock per share of Full Circle common stock (which is different from the exchange ratio as ultimately determined pursuant to the Merger Agreement, but which was not known as of the date of Houlihan Lokey's opinion—see "Description of the Merger Agreement—Conversion of Shares; Exchange of Shares").

        Houlihan Lokey's opinion was directed to the Special Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to the holders of Full Circle common stock of the Merger Consideration to be received by such stockholders in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Houlihan Lokey's opinion in this document is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this document and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey's opinion nor the summary of its opinion and the related analyses set forth in this document is intended to be, and do not constitute, advice or a recommendation to the Special Committee, the Full Circle Board, any stockholder of Full Circle or any other person as to how to act or vote with respect to any matter relating to the Merger.

        In arriving at its opinion, Houlihan Lokey, among other things:

  1.
  reviewed the following agreements and documents:

  a.
  a draft, dated June 22, 2016, of the Merger Agreement; and

  b.
  a draft, dated June 23, 2016, of the Subscription Agreement;

  2.
  reviewed certain publicly available business and financial information relating to Full Circle and the Initial GECC Portfolio that Houlihan Lokey deemed to be relevant;

  3.
  reviewed certain information relating to the historical and current operations, financial condition and prospects of Full Circle made available to Houlihan Lokey by Full Circle, including the net asset value of Full Circle (collectively, the Full Circle Financial Information);

  4.
  reviewed certain pro forma financial and other information relating to the operations, financial condition and prospects of GECC after giving effect to the transactions contemplated by the Subscription Agreement and the Merger Agreement (together, the Transaction) made available to Houlihan Lokey by MAST, including financial projections prepared by the management of MAST relating to the net asset value and future financial performance of GECC after giving effect to the Transaction (the MAST Projections for GECC) as adjusted at the direction of the Special Committee (the Adjusted Projections for GECC);

  5.
  spoke with certain members of the managements of Full Circle and MAST and certain of their representatives and advisors regarding the respective businesses, operations, financial condition and prospects of Full Circle, the Initial GECC Portfolio, GECC, the Transaction and related matters;

  6.
  compared the financial and operating performance of Full Circle and GECC with that of other companies with publicly traded equity securities that Houlihan Lokey deemed to be relevant;

  7.
  considered the publicly available financial terms of certain transactions that Houlihan Lokey deemed to be relevant;

  8.
  reviewed the current and historical market prices and trading volume for certain of Full Circle's publicly traded securities, and the current and historical market prices and trading volume of certain of the publicly traded securities included in the Initial GECC Portfolio; and

  9.
  conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

        Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. Management of MAST advised Houlihan Lokey, and Houlihan Lokey assumed, that the MAST Projections for GECC were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of GECC after giving effect to the Transaction. In addition, the Special Committee advised Houlihan Lokey, and Houlihan Lokey assumed, that the Adjusted Projections for GECC reflected the best currently available estimates and judgments of the Special Committee as to the future financial results and condition of GECC after giving effect to the Transaction. Houlihan Lokey expressed no opinion with respect to the MAST Projections for GECC, the Adjusted Projections for GECC or, in each case, the assumptions on which they were based. Houlihan Lokey was advised by the Special Committee that the Full Circle Financial Information and the Adjusted Projections for GECC were a reasonable basis to evaluate Full Circle and the Merger and was directed to use and rely upon the Full Circle Financial Information and the Adjusted Projections for GECC for purposes of Houlihan Lokey's analyses and opinion. Houlihan Lokey relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Full Circle or the Initial GECC Portfolio since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to Houlihan Lokey's analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.

        Houlihan Lokey relied upon and assumed, without independent verification, that: the representations and warranties of all parties to the Merger Agreement, the Subscription Agreement and all other related documents and instruments referred to therein were true and correct; each party to all such agreements and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party; all conditions to the consummation of the Transaction would be satisfied without waiver thereof, and; the Transaction would be consummated in a timely manner in accordance with the terms described in all such agreements and such other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey also assumed, with the Special Committee's consent, that the Transaction would qualify as a reorganization under the provisions of Section 368(a) of the Code.

        Houlihan Lokey relied upon and assumed, without independent verification, that the Transaction would be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations; and all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of Full Circle or the Initial GECC Portfolio, or otherwise have an effect on the Transaction, Full Circle, GECC or any expected benefits of the Transaction that would be material to Houlihan Lokey's analyses or opinion.

        In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final forms of any draft documents identified above would not differ in any respect from the drafts of said documents.

        Furthermore, in connection with its opinion, Houlihan Lokey was not requested to make, and did not make, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of Full Circle or the MAST Funds or any other party, and, other than as described above and the appraisals or evaluations conducted in the ordinary course of business as part of their reporting obligations by or on behalf of Full Circle and the MAST Funds of their respective assets and liabilities, Houlihan Lokey was not provided with any such appraisal or evaluation. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Full Circle, GECC, the MAST Funds, MAST or Great Elm Capital Group was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Full Circle, GECC, the MAST Funds, MAST or Great Elm Capital Group was or may have been a party or was or may have been subject.

        The opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of the opinion. As the Special Committee was aware, some of the information and assumptions upon which Houlihan Lokey was authorized to rely for purposes of its analyses and opinion were subject to change, and consequently the merger consideration assumed for purposes of Houlihan Lokey's analyses and opinion may differ from the actual Merger Consideration as ultimately calculated in accordance with the terms of the Merger Agreement. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to Houlihan Lokey's attention after the date of its opinion. Houlihan Lokey did not express any opinion as to what the value of the Full Circle common stock, or GECC common stock actually would be when exchanged or issued pursuant to the Transaction or the price or range of prices at which the Full Circle common stock or GECC common stock may be purchased or sold, or otherwise be transferable, at any time. Houlihan Lokey assumed that the GECC common stock to be issued in the Merger to the holders of Full Circle common stock would be listed on the NASDAQ Global Select Market.

        Houlihan Lokey's opinion was furnished for the use of the Special Committee (in its capacity as such) in connection with its evaluation of the Merger and may not be used for any other purpose without Houlihan Lokey's prior written consent. Under the terms of its engagement by the Special Committee, neither Houlihan Lokey's opinion nor any other advice or services rendered by it in connection with the proposed Transaction or otherwise should be construed as creating, and Houlihan Lokey should not be deemed to have, any fiduciary duty to or agency relationship with the Special Committee, the Full Circle Board, Full Circle, any security holder or creditor of Full Circle or any other person, regardless of any prior or ongoing advice or relationships. The opinion is not intended to be, and does not constitute, a recommendation to the Special Committee, the Full Circle Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.

        Houlihan Lokey's opinion only addressed the fairness, from a financial point of view, to the holders of Full Circle common stock of the Merger Consideration to be received by the holders of Full Circle common stock in the Merger pursuant to the Merger Agreement and, other than assuming the consummation of the Formation Transactions and the payment of the Special Distribution, did not address any other aspect or implication of the Merger or any aspect or implication of any related transaction or any agreement, arrangement or understanding entered into in connection with the Transaction or otherwise, including, without limitation, the Subscription Agreement or the GECC Investment Management Agreement. Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: the underlying business decision of the Special Committee, the Full Circle Board, Full Circle, its security holders or any other party to proceed with or effect the Transaction; the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Merger Consideration to the extent expressly specified in the opinion); the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of Full Circle, GECC, the MAST Funds, MAST, Great Elm Capital Group, or to any other party, except if and only to the extent expressly set forth in the last sentence of the opinion; the relative merits of the Transaction as compared to any alternative business strategies or transactions that might have been available for Full Circle or any other party; the fairness of any portion or aspect of the Transaction to any one class or group of Full Circle's or any other party's security holders or other constituents vis-à-vis any other class or group of Full Circle's or such other party's security holders or other constituents (including, without limitation, the fairness of the Merger Consideration relative to the number of shares of GECC, as the surviving corporation in the Merger, into which shares of GECC outstanding prior to the Merger were converted or any allocation of any consideration amongst or within such classes or groups of security holders or other constituents); whether or not Full Circle, GECC, the MAST Funds, MAST, Great Elm Capital Group, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Transaction; the solvency, creditworthiness or fair value of Full Circle, GECC, the MAST Funds, MAST, Great Elm Capital Group or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters; or the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Merger Consideration or otherwise.

        Furthermore, Houlihan Lokey did not express any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, executive compensation, accounting, insurance, tax or other similar professional advice. Houlihan Lokey assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of the Special Committee, on the assessments by the Special Committee, the Full Circle Board, Full Circle and their respective advisors, as to all legal, regulatory, environmental, executive compensation, accounting, insurance and tax matters with respect to Full Circle and the Transaction or otherwise.

        In preparing its opinion to the Special Committee, Houlihan Lokey performed a variety of analyses, including those described below. The summary of Houlihan Lokey's analyses is not a complete description of the analyses underlying Houlihan Lokey's opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey's opinion nor its underlying analyses is readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey's overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey's analyses and opinion.

        In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, transaction or business used in Houlihan Lokey's analyses for comparative purposes is identical to Full Circle or the proposed Merger and an evaluation of the results of those analyses is not entirely mathematical. The estimates contained in the MAST Projections for GECC and the Adjusted Projections for GECC and the implied reference range values indicated by Houlihan Lokey's analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of Full Circle. Much of the information used in, and accordingly the results of, Houlihan Lokey's analyses are inherently subject to substantial uncertainty.

        Houlihan Lokey's opinion was only one of many factors considered by the Special Committee in evaluating the proposed Merger. Neither Houlihan Lokey's opinion nor its analyses were determinative of the Merger Consideration or of the views of the Special Committee with respect to the Merger. The type and amount of consideration payable in the Merger were determined through negotiation among Full Circle and the MAST Group, and the decision to enter into the Merger Agreement was solely that of the Special Committee and the Board.

        The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Special Committee on June 23, 2016. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey's analyses.

        For purposes of its analyses, Houlihan Lokey compared the implied equity valuation reference ranges per share of Full Circle common stock being exchanged in the Merger to the implied equity valuation reference ranges of the Merger Consideration. The Special Committee advised Houlihan Lokey and directed Houlihan Lokey to assume that, for purposes of its analyses and opinion, immediately prior to the Merger, the only assets and liabilities of GECC would be (A) the $30.0 million in cash contributed by Great Elm Capital Group to GECC in the Formation Transactions, (B) the Initial GECC Portfolio, and (C) expenses incurred by GECC, and, in accordance with the Subscription Agreement, the expenses of MAST and Great Elm Capital Group in connection with the Transaction, which for purposes of Houlihan Lokey's analyses and opinion the Special Committee directed Houlihan Lokey to assume would be $1.1 million; the net asset value of the Initial GECC Portfolio immediately prior to the Merger would be $90.0 million; the net asset value of Full Circle would, immediately prior to the Merger, be $73.1 million; the number of shares of Full Circle common stock issued and outstanding immediately prior to the Merger would be 22,472,243 shares; the number of shares of GECC common stock issued and outstanding immediately following the Merger would be 12,803,978 shares; and the Merger Consideration would be 0.2169 of a share of GECC common stock for each share of Full Circle common stock.

        In addition, for purposes of its analyses and opinion, Houlihan Lokey treated the Special Distribution as if paid prior to the consummation of the Merger and consequently did not include the Special Distribution in the value of the shares of Full Circle common stock being exchanged in the Merger.

        For purposes of its analyses, Houlihan Lokey reviewed a number of financial metrics, including:

  •
  Net Asset Value Per Share—generally, the total value of all assets, less any liabilities, of the relevant company, divided by the number of shares outstanding of such company as of a specified date;

  •
  Net Investment Income Per Share—generally, the amount of the relevant company's income received from investment assets minus associated investment expenses for a specified period, divided by the number of shares outstanding of such company; and

  •
  Dividend Per Share—generally, the annualized amount of the relevant company's cash distribution for a specified period, divided by the number of shares outstanding of such company.

        Unless the context indicates otherwise, share prices used in the selected companies analysis described below were based on the closing price of the common stock of the selected companies listed below as of June 22, 2016, and transaction values for the selected transactions analysis described below were calculated on an equity value basis based on the announced transaction equity price and other public information available at the time of the announcement. The estimates of future financial performance of GECC relied upon for the financial analyses described below were based on the Adjusted Projections for GECC. The estimates of the future financial performance of the selected companies listed below were based on publicly available research analyst estimates for those companies.

Selected Companies Analysis.

        Houlihan Lokey reviewed certain financial data for selected companies with publicly traded equity securities that Houlihan Lokey deemed relevant.

        With respect to Full Circle, the financial data reviewed included:

  •
  Stock price as a multiple of Net Investment Income Per Share for the last twelve months, or "Price-to-LTM Net Investment Income"; and

  •
  Stock price as a multiple of Net Asset Value Per Share, or "Price-to-Net Asset Value".

        With respect to GECC, the financial data reviewed included:

  •
  Stock price as a multiple of estimated Net Investment Income Per Share for the year 2017, or "Price-to-2017E Net Investment Income";

  •
  Estimated Dividend Per Share for the year 2017 as a percentage of closing stock price, or "2017E Dividend Yield"; and

  •
  Price-to-Net Asset Value.

The selected companies were:

        Market Capitalization in Excess of $250.0 million:

  •
  TCP Capital Corp.

  •
  PennantPark Investment Corporation

  •
  Medley Capital Corporation

  •
  THL Credit, Inc.

  •
  Fidus Investment Corporation

        Market Capitalization of Less than $250.0 million:

•

Capitala Finance Corp.

•

Gladstone Investment Corporation

•

WhiteHorse Finance, Inc.

•

Monroe Capital Corporation

•

Gladstone Capital Corporation

•

Alcentra Capital Corporation

•

Garrison Capital Inc.

• Stellus Capital Investment Corporation • OFS Capital Corporation • CM Finance Inc • Saratoga Investment Corp. • Harvest Capital Credit Corporation • OHA Investment Corporation

        Houlihan Lokey calculated multiples of Price-to-LTM Net Investment Income, Price-to-2017E Net Investment Income, 2017E Dividend Yields and Price-to-Net Asset Value. This analysis indicated the following low, mean, median, and high multiples and dividend yields:

	Low	Mean	Median	High
Market Capitalization in Excess of $250.0 million
Price-to-LTM Net Investment Income	5.1x	7.2x	7.3x	9.1x
Price-to-2017E Net Investment Income	6.2x	7.8x	7.7x	9.3x
2017E Dividend Yield	9.8%	13.3%	12.8%	16.9%
Price-to-Net Asset Value Per Share	0.67x	0.86x	0.87x	1.02x
Market Capitalization of Less than $250.0 million
Price-to-LTM Net Investment Income	5.2x	7.7x	8.0x	10.4x
Price-to-2017E Net Investment Income	6.8x	8.1x	7.9x	9.6x
2017E Dividend Yield	9.8%	11.9%	11.2%	14.2%
Price-to-Net Asset Value Per Share	0.50x	0.81x	0.80x	1.00x

        Full Circle. Taking into account the results of the selected companies analysis, Houlihan Lokey applied selected multiple ranges of 7.0x to 8.0x to Full Circle's LTM Net Investment Income Per Share and 0.75x to 0.85x to Full Circle's Net Asset Value Per Share. The selected companies analysis indicated implied equity valuation reference ranges per share of Full Circle common stock after giving effect to the Special Distribution of $2.58 to $2.98 based on LTM Net Investment Income and $2.48 to $2.84 based on Net Asset Value.

        GECC. Taking into account the results of the selected companies analysis, Houlihan Lokey applied selected multiple ranges of 7.0x to 8.0x to GECC's estimated 2017E Net Investment Income Per Share, 0.90x to 1.02x to GECC's Net Asset Value Per Share, and a selected dividend yield range of 11.0% to 13.0% to GECC's estimated 2017E dividend. The selected companies analysis indicated implied valuation reference ranges for the Merger

Consideration after giving effect to the Transaction of $3.58 to $4.09 per share of Full Circle common stock based on estimated 2017E Net Investment Income, $2.93 to $3.32 per share of Full Circle common stock based on Net Asset Value, and $3.45 to $4.08 per share of Full Circle common stock based on estimated 2017E dividend yield.

Selected Transactions Analysis—Full Circle

        Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant. The financial data reviewed included transaction value as a multiple of Net Asset Value, and the selected transactions and corresponding multiples were:

Date Announced	Target	Acquiror	Transaction Value/ Net Asset Value
May 2016	American Capital Ltd.	ARES Capital Corporation	0.86x
April 2015	MCG Capital Corp.	PennantPark Floating Rate Capital	0.95x
Oct. 2009	Allied Capital Corp.	ARES Capital Corporation	0.48x
Aug. 2009	Patriot Capital	Prospect Capital	0.54x

        Taking into account the results of the selected transactions analysis, Houlihan Lokey applied a selected multiple range of 0.86 to 0.95x to Full Circle's Net Asset Value. The selected transactions analysis indicated an implied equity value reference range per share of Full Circle common stock after giving effect to the Special Distribution of $2.88 to $3.20.

Discounted Dividend Analysis—GECC

        Houlihan Lokey performed a discounted dividend analysis of GECC after giving effect to the Transaction based on the Adjusted Projections for GECC. Houlihan Lokey applied a range of terminal value multiples of 0.95x to 1.05x to GECC's projected Net Asset Value as of September 30, 2021 and discount rates ranging from 10.5% to 12.5%. The discounted dividend analysis of GECC indicated an implied valuation reference range for the Merger Consideration after giving effect to the Transaction of $3.40 to $3.84 per share of Full Circle common stock.

Other Matters

        Houlihan Lokey was engaged by the Special Committee to act as its financial advisor in connection with a possible merger, consolidation, business combination, sale or other similar strategic transaction. The Special Committee engaged Houlihan Lokey based on Houlihan Lokey's experience and reputation. Houlihan Lokey is regularly engaged to provide financial advisory services in connection with mergers and acquisitions, financings, and financial restructurings. Pursuant to its engagement by the Special Committee, Houlihan Lokey is entitled to a transaction fee based on the value of the Transaction currently estimated to be approximately $1.2 million, of which $500,000 became payable to Houlihan Lokey upon the rendering of its opinion to the Special Committee and the remainder of which is contingent upon the consummation of the Merger. Full Circle has also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses arising out of or relating to Houlihan Lokey's engagement.

        In the ordinary course of business, certain of Houlihan Lokey's employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, Full Circle, the MAST Funds, MAST, Great Elm Capital Group or any other party that may be involved in the Transaction and their respective affiliates or any currency or commodity that may be involved in the Transaction.

        Houlihan Lokey and certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to MAST, or one or more security holders, affiliates and/or portfolio companies of investment funds affiliated or associated with MAST (collectively, with MAST, the MAST Capital Group) and, more than three years ago and prior to MAST acquiring an interest in Great Elm Capital Group, Great Elm Capital Group, for which Houlihan Lokey and its affiliates have received compensation, including, among other things, during the past two years having acted as financial advisor to MAST as a secured creditor in connection with LightSquared, Inc.'s chapter 11 plan of reorganization, which was confirmed in March 2015. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Full Circle, GECC, members of the MAST Capital Group, Great Elm Capital Group, other participants in the Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of Houlihan Lokey and their respective employees may have committed to invest in private equity or other investment funds managed or advised by MAST, other participants in the Transaction or certain of their respective affiliates, and in portfolio companies of such funds, and may have co-invested with members of the MAST Capital Group, other participants in the Transaction or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Full Circle, members of the MAST Capital Group, Great Elm Capital Group, other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Interests of Certain Persons Related to Full Circle in the Merger

        Certain of Full Circle's directors and officers have interests in the Merger that are different from, or in addition to, the interests of Full Circle's stockholders in general. When the members of the Special Committee evaluated the Merger and negotiated the Merger Agreement, they were aware of and took into account the potentially differing interests of certain of Full Circle's directors and officers described below. The Full Circle Board also was aware of and took into account these differing interests when it decided to accept the Special Committee's recommendation that it approve the Merger and declare it advisable.

Special Committee Compensation.

        In consideration of the time and effort required of the Special Committee, in connection with exploring and evaluating strategic attributes available to Full Circle, Mr. Biderman, as the chairman of the Special Committee has been paid a fee of $25,000 and the other members of the Special Committee have been paid a fee of $15,000 each.

Continuing Directors.

        Pursuant to the Merger Agreement with effect from the Effective Time, Mark C. Biderman, a member of the Full Circle Board and chairman of the Special Committee, and John E. Stuart, a member of the Full Circle Board, will each become a member of the board of directors of GECC.

Consulting and Employment Arrangements.

        John E. Stuart and Gregg J. Felton are the owners of Full Circle Advisors and serve as directors and officers of Full Circle. GECM has offered to enter into a three-year consulting agreement with each of them, pursuant to which they collectively will receive aggregate payments equal to 26% of the management fee received by GECM under the GECC Investment Management Agreement. Michael J. Sell, who is Full Circle's chief financial officer, treasurer and secretary, will serve as the chief financial officer, treasurer and secretary of GECC, for which he will be paid an annual salary and a discretionary bonus.

        Certain of Full Circle's directors and officers are beneficial owners of shares of Full Circle common stock. See "Full Circle—Control Persons and Principal Stockholders of Full Circle".

Indemnification Insurance.

        The Merger Agreement provides for certain indemnification rights for Full Circle's directors and officers and for the purchase of a "tail" liability insurance policy. See "Description of the Merger Agreement—Additional Covenants—Indemnification; Directors' and Officers' Insurance."

Regulatory Approvals Required for the Merger

        Under the Merger Agreement, the parties' obligations to complete the Merger are subject to GECM having become registered as an investment adviser under the Advisers Act and GECC becoming subject to regulation as a BDC, under the 1940 Act, and to the shares of the surviving corporation's common stock having been authorized for listing on the NASDAQ Global Select Market. Full Circle and GECC are not aware of any other regulatory approvals applicable to the Merger that have not been obtained.

Third Party Consents Required for the Merger

        Other than the Full Circle stockholders' approval, there are no third party consents that are a condition to the closing of the Merger.

Public Trading Markets

        GECC intends to apply to have its common stock listed on the NASDAQ Global Select Market under the symbol "GECC." Full Circle common stock trades on NASDAQ under the symbol "FULL." Upon completion of the Merger, Full Circle common stock will be delisted from NASDAQ and thereafter will be deregistered under the Exchange Act.

Board of Directors and Management of the Combined Company Following Completion of the Merger

        Upon completion of the Merger, GECM will be GECC's investment adviser and administrator replacing Full Circle Advisors and Full Circle Service Company LLC.

        The directors of GECC are expected to be:

Director	Term Expires at the GECC annual meeting in
Mark C. Biderman	2017
Eugene I. Davis	2017
Mark Kuperschmid	2018
John E. Stuart	2018
Peter A. Reed	2019

        The officers of GECC are expected to be:

Name	Office
Peter A. Reed	Chief Executive Officer and President
Michael J. Sell	Chief Financial Officer, Treasurer and Secretary
Robert Wilson	Chief Compliance Officer

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion summarizes certain material U.S. federal income tax consequences to Full Circle's stockholders of the Merger, the Special Distribution and the receipt of shares of GECC common stock in the Merger in exchange for shares of Full Circle common stock. This discussion is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice (including administrative practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings), all as of the date of this document and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign taxes or the tax on net investment income. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Full Circle stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a holder of Full Circle common stock as part of a hedge, straddle or conversion transaction; a person or entity that does not hold Full Circle common stock as a capital asset at the time of the Merger; an entity taxable as a partnership for U.S. federal income tax purposes (or a holder of interests in such an entity); a trader in securities that elects to use a mark-to-market method of accounting for securities holdings; a stockholder whose functional currency is not the U.S. dollar; non-U.S. stockholders (as defined below) engaged in a trade or business in the United States; persons who have ceased to be U.S. citizens or to be taxed as resident aliens or; individual non-U.S. stockholders present in the United States for 183 days or more during a taxable year.

        Neither Full Circle nor GECC has requested an advance ruling from the IRS as to the U.S. federal income tax consequences of the Merger or any related transactions, nor will such a ruling be requested. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your tax advisors and financial planners as to the particular tax consequences of the Merger to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

        You are a "U.S. stockholder" if you are a beneficial owner of shares of Full Circle common stock (and, after the Merger, of GECC common stock) and for U.S. federal income tax purposes you are:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia;

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

        You are a "non-U.S. stockholder" if you are a beneficial owner of shares of Full Circle common stock (and, after the Merger, of GECC common stock) and for U.S. federal income tax purposes you are:

  •
  a nonresident alien individual;

  •
  a foreign corporation; or

  •
  a foreign estate or trust.

        If a partnership or other entity that is classified as a partnership for U.S. federal income tax purposes holds the GECC common stock, the U.S. tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership that holds shares of Full Circle common stock should consult its tax advisors regarding the U.S. federal income tax consequences of the Merger and of the subsequent ownership and disposition of any shares of GECC common stock acquired in the Merger by the partnership.

Tax Consequences of the Merger

        GECC and Full Circle intend that the Merger will qualify as a "reorganization," within the meaning of Section 368(a) of the Code, with respect to Full Circle and its stockholders. Provided the Merger qualifies as a reorganization, and subject to the discussion below regarding the receipt of cash instead of a fractional share of GECC common stock, generally for U.S. federal income tax purposes:

  •
  you will not be required to recognize gain or loss upon the exchange of your Full Circle common stock for GECC common stock in the Merger;

  •
  your tax basis in the GECC common stock received in the Merger will equal your tax basis in your Full Circle common stock immediately before the Merger;

  •
  your holding period for the GECC common stock you receive in the Merger will include the period for which you held the Full Circle common stock exchanged therefor;

  •
  no gain or loss will be recognized by Full Circle upon the transfer of its assets and the assumption of its liabilities by GECC pursuant to the Merger;

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  no gain or loss will be recognized by GECC upon the receipt of Full Circle's assets and the assumption of Full Circle's liabilities pursuant to the Merger;

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  GECC's tax basis in the assets of Full Circle transferred pursuant to the Merger will be the same as Full Circle's tax basis in those assets immediately before the Merger;

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  GECC's holding period in the assets of Full Circle transferred pursuant to the Merger will include the period for which Full Circle held the assets; and

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  GECC will succeed to, and take into account the items of Full Circle described in Section 381(c) of the Code, subject to the conditions and limitations in the Code.

        The Merger may not qualify as a "reorganization" within the meaning of Section 368(a) of the Code with respect to GECC. Consequently, GECC may be required to recognize gain or loss as a result of the Merger, generally reflecting any change in the value of the Initial GECC Portfolio between the time it was acquired by GECC and the date of the Merger. GECC expects that any such gain or loss would be negligible.

Cash Instead of a Fractional Share

        The Merger Agreement provides that no fractional shares of GECC common stock will be issued in the Merger and that cash will be paid in lieu of any fractional share. If you receive cash instead of a fractional share of GECC common stock you will be treated as having received the fractional share of GECC common stock pursuant to the Merger and as having then sold that fractional share of GECC common stock for cash. As a result, you generally will recognize gain or loss equal to the difference between the amount of cash received and your tax basis in your fractional share of GECC common stock. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the effective time, your holding period for the shares (including the holding period of Full Circle common stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

GECC's Pre-Merger Status as a Regulated Investment Company

        GECC will not qualify as a RIC, and the Merger will not take place, during GECC's first taxable year. GECC expects that its first taxable year will end prior to the Merger (GECC's First Taxable Year). Before the end of its First Taxable Year, GECC will acquire the Initial GECC Portfolio and file an election to be regulated as a BDC under the 1940 Act. The Merger will not occur until after the start of GECC's second taxable year (GECC's Second Taxable Year). GECC expects to elect and qualify to be treated as a RIC beginning in its Second Taxable Year.

        Because GECC will not have been a RIC since its formation, the election by GECC to be treated as a RIC commencing with its Second Taxable Year will have the following tax consequences. First, U.S. tax rules prohibit a RIC from having accumulated earnings and profits at the end of its taxable year from any period that precedes it becoming a RIC. To comply with this requirement, GECC will be required to distribute all of its earnings and profits from its First Taxable Year to its stockholders, before the end of its Second Taxable Year. Second, GECC will be required to pay U.S. corporate income tax on income it earns during its First Taxable Year. GECC expects, based on the nature of the Initial GECC Portfolio and the relatively short period of time since the Formation Transactions, that any such corporate income tax liability will be negligible. Third, GECC may be required to pay U.S. corporate income tax on any appreciation in the Initial GECC Portfolio that occurred in GECC's First Taxable

Year, if GECC later sells or otherwise recognizes gain on the disposition of any of Initial GECC Portfolio. Because GECC expects to own the Initial GECC Portfolio for only a short time before the close of its First Taxable Year, GECC expects that any such appreciation will be negligible. Any payments of such corporate income tax would reduce the amount of cash that is available for distributions to you.

        GECC expects to elect RIC status in its taxable year that includes the Merger, and to be treated as a RIC in that taxable year and in all subsequent taxable years. Accordingly, except as described in the preceding paragraph, GECC believes that following the Merger it will not be subject to U.S. federal income tax liability to the extent that that it makes distributions of its taxable income and gains to its stockholders on an annual basis.

Full Circle's Pre-Merger Income and Gains and the Special Distribution

        Full Circle's taxable year will end on the day the Merger becomes effective. Under applicable U.S. tax rules, Full Circle will be required to declare to its stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, in order to maintain Full Circle's treatment as a RIC with respect to its taxable year ending on the date of the Merger and to avoid being subject to any corporate-level U.S. federal income tax on its taxable income for such taxable year. It is expected that the Special Distribution will equal or exceed all of Full Circle's previously undistributed net investment income and net realized capital gains and that as a result Full Circle will not be subject to corporate-level U.S. federal income tax with respect to its final taxable year ending on the date on which the Effective Time occurs.

        The Special Distribution should be treated as a distribution with respect to the Full Circle common stock. Accordingly, if you are a U.S. stockholder, the Special Distribution generally will (subject to the last sentence in this paragraph) be taxable to you as ordinary income or capital gains depending on the type and amount of Full Circle's income to which the Special Distribution is attributable. Distributions of Full Circle's investment company taxable income (which is, generally, Full Circle's net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to the extent of Full Circle's current or accumulated earnings and profits. To the extent any portion of the Special Distribution is attributable to dividends from U.S. corporations and certain qualified foreign corporations, that portion may be eligible for taxation at a preferential rate if you are taxed at individual rates. In this regard, it is anticipated that the Special Distribution will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rate. Distributions of Full Circle's net capital gains (which are generally Full Circle's realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by Full Circle as "capital gain dividends" will be taxable to you as long-term capital gains that are currently taxable at a maximum rate of 20% (without taking into account the net investment income tax or U.S. state or local taxes) if you are taxed at individual rates. Distributions in excess of Full Circle's earnings and profits first will reduce your adjusted tax basis in your Full Circle common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to you. Full Circle expects that a significant part of the $5.0 million fixed portion of the Special Distribution will be a distribution in excess of Full Circle's current and accumulated earnings and profits and could be treated as a return of capital for U.S. federal income tax purposes.

        If you are a non-U.S. stockholder, the Special Distribution generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate if you are eligible for a reduced rate under an applicable income tax treaty) to the extent attributable to a distribution of Full Circle's "investment company taxable income" out of current and accumulated earnings and profits, unless the distributions are properly designated as (1) paid by Full Circle in respect of Full Circle's "qualified net interest income" or (2) paid by Full Circle in connection with Full Circle's "qualified short-term capital gains" (each term, as defined below under "—Taxation of Non-U.S. Stockholders"). If any portion of the Special Distribution is attributable to Full Circle's net capital gains or is in excess of Full Circle's current and accumulated earnings and profits, that portion of the Special Distribution generally will not be subject to U.S. federal income tax. Full Circle expects that a significant part of the $5.0 million fixed portion of the Special Distribution will be a distribution in excess of Full Circle's current and accumulated earnings and profits. If the Special Distribution is effectively connected with your conduct of a U.S. trade or business, you will not be subject to U.S. federal withholding tax, but you generally will be subject to tax on the Special Distribution in the same manner as a U.S. stockholder, as described in the preceding paragraph.

        If at the time the Merger becomes effective GECC has generated net investment income or net realized capital gain, and has not distributed that income or gain before the Merger, a portion of your subsequent distributions from GECC on the GECC common stock you acquire in the Merger may be treated for tax purposes as a distribution of such net investment income or realized capital gain, even though that net investment income or capital gain was realized before you acquired your GECC common stock. Similarly, if you acquire GECC common stock in the Merger and GECC holds appreciated securities, a portion of your subsequent distributions from GECC if and when GECC sells the appreciated securities may be treated for tax purposes as distributions of that capital gain, even though the appreciation in the value of the securities occurred before you acquired your GECC common stock.

Full Circle's Pre-Merger Capital Loss Carryforwards and Unrealized Losses

        On the date of the Merger, Full Circle expects to have significant accumulated capital loss carryforwards and unrealized capital losses (i.e., unrealized losses reflecting the excess of Full Circle's tax basis in its capital assets over their fair market value). Because Full Circle expects to experience an "ownership change" (described below) as a result of the Merger, Full Circle expects that the use of Full Circle's pre-Merger accumulated capital loss carryforwards and certain unrealized capital losses (when realized) will be subject to an annual limitation under Sections 382 and 383 of the Code (a Section 382 Limitation). The annual limitation will equal the product of the fair market value of Full Circle's equity immediately prior to the Merger and the "long-term tax-exempt rate," published by the IRS, in effect at such time. The applicable long-term tax-exempt rate for September 2016 was 1.41%.

        Losses that are subject to the Section 382 Limitation do not expire, and may be carried forward to subsequent taxable years indefinitely. However, if the Section 382 Limitation applies, it may delay GECC's ability to realize a benefit from Full Circle's capital losses, and any such benefit will be shared by all of the stockholders of GECC at the time the losses are used. Therefore, you may receive more capital gain dividends, or receive capital gain dividends sooner, than you otherwise would have received from Full Circle if the Merger had not occurred.

        In general, an "ownership change" occurs if Full Circle's stockholders hold 50% or less of the outstanding shares of GECC immediately following the Merger. Because Full Circle's stockholders are expected to own approximately 38% of GECC's common stock after the Merger, Full Circle expects that an ownership change will occur and the Section 382 Limitation will apply to GECC after the Merger.

        Additionally, in GECC's taxable year that includes the Merger, the percentage of GECC's capital gain net income (excluding capital loss carryforwards) that can be offset by Full Circle's capital loss carryforwards (not otherwise subject to the Section 382 Limitation) is limited to the percentage of GECC's taxable year that remains following the Merger.

        As of June 30, 2015, for U.S. federal income tax purposes Full Circle had approximately $8.5 million of accumulated capital losses and $24.1 million of unrealized capital losses. These figures will change by the time of the Merger.

U.S. Federal Income Taxation of GECC

        GECC expects to elect to be taxed as a RIC beginning with its Second Taxable Year (the taxable year that will include the Merger). Subject to the matters discussed above under "—Tax Consequences of the Merger—GECC's Pre-Merger Status as a Regulated Investment Company" regarding GECC's initial non-RIC taxable year, GECC generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that GECC earns or recognizes so long as it distributes (or is deemed to distribute) such income and gain to its stockholders as dividends on an annual basis and otherwise meets the requirements to be taxed as a RIC (including, among other things, the 90% Income Test, the Diversification Tests, and the Annual Distribution Requirement, each as described below). GECC will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gains not distributed to its stockholders.

        In order to qualify as a RIC for U.S. federal income tax purposes, GECC must, among other things:

  •
  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to its business of investing in such stock or securities (the 90% Income Test); and

  •
  diversify its holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by GECC and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the Diversification Tests).

        In addition, to qualify for the special tax treatment as a RIC, GECC must distribute to its stockholders, for each taxable year, at least 90% of its "investment company taxable income," which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses (the Annual Distribution Requirement).

        GECC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner after the end of the calendar year an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the Excise Tax Avoidance Requirement). For this purpose, however, any ordinary income or capital gain net income retained by GECC that is subject to corporate income tax will be considered to have been distributed. GECC generally will endeavor in each taxable year to make sufficient distributions to its stockholders to avoid any U.S. federal excise tax on its earnings.

GECC Investments

        Certain of the investment practices that GECC expects to follow may subject GECC to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (2) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (3) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (4) cause GECC to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (6) adversely alter the characterization of certain complex financial transactions and (7) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. GECC will monitor its transactions and may make tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent GECC's disqualification as a RIC but there can be no assurance that GECC will be successful in this regard.

        GECC may be required to recognize taxable income in circumstances in which GECC does not receive cash. For example, if GECC holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), GECC must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received in the same taxable year. GECC may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in GECC's investment company taxable income for the year of accrual, GECC may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. Although it does not presently expect to do so, GECC is authorized to borrow funds, to sell assets and to make taxable distributions of its stock and debt securities in order to satisfy distribution requirements. GECC's ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its qualification as a RIC, including the Diversification Tests. If GECC disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, GECC may make such dispositions at times that, from an investment standpoint, are not advantageous. If GECC is unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, GECC may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

        Under the 1940 Act, GECC is not permitted to make distributions to its stockholders while its debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. If GECC is prohibited from making distributions, it may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

        Gain or loss recognized by GECC from warrants it acquires, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss and may not offset ordinary income from original issue discount associated with the issuance of such warrants. Such gain or loss will be long-term or short-term capital gain or loss, depending on how long GECC has held the particular warrant. Net capital losses of GECC will not offset GECC's ordinary income (including ordinary income that may arise from original issue discount).

        GECC may in the future purchase securities that are treated for U.S. federal income tax purposes as shares in a passive foreign investment company (a PFIC). GECC may be subject to U.S. federal income tax on its allocable share of a portion of any "excess distribution" received on, or any gain from the disposition of, such shares even if such income or gain is distributed as a taxable dividend to GECC's stockholders. Additional charges in the nature of interest generally will be imposed on GECC in respect of deferred taxes arising from any such excess distribution or gain. If GECC elects to treat a PFIC as a "qualified electing fund" under the Code (a QEF), in lieu of the foregoing required inclusions, GECC will be required to include in income each year its proportionate share of the ordinary earnings and net capital gains of the QEF, even if such income is not distributed by the QEF. Alternatively, GECC may elect mark-to-market treatment for a PFIC; in which case, GECC will recognize as ordinary income its allocable share of any increase in the value of such shares, and as ordinary loss its allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in GECC's income. Under either election, GECC may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and GECC must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

        If GECC holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (CFC), it may be treated as receiving a deemed distribution (taxable as ordinary income) (subpart F income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation's income for the taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A U.S. Stockholder, for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If GECC is treated as receiving a deemed distribution from a CFC, it will be required to include such distribution in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and it must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

        Although the Code generally provides that income inclusions from a QEF and subpart F income will be "good income" for purposes of the 90% Income Test to the extent it is distributed to a RIC in the year it is included in the RIC's income, the Code does not specifically provide whether income inclusions from a QEF and subpart F income for which no distribution is received during the RIC's taxable year would be "good income" for the 90% Income Test. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF and subpart F income included in a RIC's income would constitute "good income" for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayer to whom such rulings were issued.

Accordingly, although GECC believes that the income inclusions from a QEF and subpart F income that it is required to include in its taxable income would be "good income" for purposes of the 90% Income Test, no guaranty can be made that the IRS would not assert that such income would not be "good income" for purposes of the 90% Income Test. If such income were not considered "good income" for purposes of the 90% Income Test, GECC may fail to qualify as a RIC.

Failure to Qualify as a Regulated Investment Company

        If GECC is unable to qualify for treatment as a RIC, GECC would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether GECC makes any distributions to its stockholders. Distributions would not be required, and any distributions made to GECC's stockholders would be treated as ordinary dividend income that, subject to certain limitations, may be eligible for preferential tax rates applicable to individuals, to the extent of GECC's current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of GECC's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis in the shares of GECC common stock, and any remaining distributions would be treated as a capital gain from a sale or exchange of the stock. If GECC fails to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year GECC may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if it had been liquidated) that GECC elects to recognize on requalification or when recognized over the next ten years.

        The remainder of this discussion assumes that GECC qualifies as a RIC at all times following the Merger.

Taxation of U.S. Stockholders

        If you are a U.S. stockholder, distributions by GECC generally will be taxable to you as ordinary income or capital gains. Distributions of GECC's "investment company taxable income" (which is, generally, GECC's net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to the extent of GECC's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent you are taxed at individual rates, such distributions paid by GECC to you that are attributable to dividends from U.S. corporations and certain qualified foreign corporations (Qualifying Dividends) may be eligible for taxation at a preferential rate. It is anticipated, however, that distributions paid by GECC generally will not be attributable to dividends and therefore generally will not qualify for the preferential rate applicable to Qualifying Dividends. Distributions of GECC's net capital gains (which are generally GECC's realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by GECC as "capital gain dividends" will be taxable to you as long-term capital gains that are currently taxable at a maximum rate of 20% (without taking into account the net investment income tax or U.S. state or local taxes) if you are taxed at individual rates, regardless of your holding period for your GECC common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of GECC's earnings and profits first will reduce your adjusted tax basis in your GECC common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to you from a sale or exchange of the stock.

        Although GECC currently intends to distribute realized net long-term capital gains (i.e., net long term capital gains in excess of net short term capital losses), if any, at least annually, GECC may in the future retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gains as a "deemed distribution." In that case, among other consequences, GECC will pay tax on the retained amount, you will be required to include your share of the deemed distribution in income as if it had been actually distributed to you, and you will be entitled to claim a credit equal to your allocable share of the tax paid thereon by GECC. Because GECC expects to pay tax on any retained capital gains at its regular corporate tax rate, and because that rate currently is higher than the maximum rate payable by U.S. stockholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and that excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to your cost basis for your GECC common stock. In order to utilize the deemed distribution approach, GECC must provide written notice to its stockholders within 60 days after the close of the relevant taxable year. GECC cannot treat any of its investment company taxable income as a "deemed distribution."

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, GECC may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If GECC makes such an election, you will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by GECC in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by you on December 31 of the year in which the dividend was declared.

        Tax items that are treated differently for alternative minimum tax (AMT) purposes must be apportioned between GECC and its stockholders, and this may affect your AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items generally will be apportioned in the same proportion that dividends paid to you bear to GECC's taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Sale or other Disposition of the GECC common stock

        You will generally recognize taxable gain or loss if you sell or otherwise dispose of your shares of GECC common stock. The amount of gain or loss will be measured by the difference between your adjusted tax basis in the GECC common stock sold and the amount of the proceeds received in exchange therefor. If you acquired GECC common stock in the Merger, your adjusted basis in the GECC common stock will equal your adjusted basis in your Full Circle common stock that was exchanged in the Merger for GECC common stock, as further adjusted after the Merger. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if you held your GECC common stock and the Full Circle common stock for which you received those shares of GECC common stock in the Merger for a combined holding period of more than one year. Otherwise, the gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of GECC common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of GECC common stock may be disallowed if other shares of GECC common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        GECC intends to send to you, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in your taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible to be taxed at preferential rates). Dividends that GECC pays generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because GECC's income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on your situation.

Tax Shelter Reporting Requirements

        Under applicable Treasury regulations, if you recognize a loss with respect to shares of $2.0 million or more (if you are a non-corporate U.S. stockholder) or $10.0 million or more (if you are a corporate U.S. stockholder) in any single taxable year (or a greater loss over a combination of years), you must file with the IRS a disclosure statement on IRS Form 8886. Had you held the securities held by GECC directly, in many cases you would have been excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether your treatment of the loss is proper. You should consult your tax advisors to determine the applicability of these regulations in light of your individual circumstances.

Taxation of Non-U.S. Stockholders

        If you are a non-U.S. stockholder, distributions to you of GECC's investment company taxable income will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate if you are eligible for a reduced rate under an income tax treaty) to the extent of GECC's current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with your conduct of a U.S. trade or business, GECC will not be required to withhold U.S. federal tax if you comply with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons and if you are a corporation you may be subject to the branch profits tax. (Special certification requirements apply to a non-U.S. foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.)

        Subject to the discussion below regarding FATCA, actual or deemed distributions to you of GECC's net capital gains, and gains you realize upon the sale of the GECC common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with your conduct of a U.S. trade or business. The tax consequences to non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisors with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

        Distributions to you that are properly designated by GECC are generally exempt from U.S. federal withholding tax (subject to the discussion below regarding FATCA), when they are (a) paid by GECC in respect of GECC's "qualified net interest income" (generally, GECC's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which GECC is at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) paid by GECC in connection with GECC's "qualified short-term capital gains" (generally, the excess of GECC's net short-term capital gains over GECC's net long-term capital losses for such taxable year). However, depending on the circumstances, GECC may designate all, some or none of its potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. To qualify for this exemption from withholding, you must comply with applicable certification requirements relating to your non-U.S. status (including, in general, furnishing the appropriate IRS withholding certificate). Thus, an investment in the GECC common stock by a non-U.S. stockholder may have adverse tax consequences as compared to a direct investment in the assets in which GECC will invest.

        If GECC distributes its net capital gains in the form of deemed rather than actual distributions, you will be entitled to a U.S. federal income tax credit or tax refund equal to your allocable share of the tax GECC pays on the capital gains deemed to have been distributed. In order to obtain the refund, you must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if you would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. If you are a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of GECC common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty).

        Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the GECC common stock.

Backup Withholding

        If you are a U.S. stockholder, Full Circle and GECC may be required to withhold U.S. federal income tax (backup withholding) from all distributions to you (unless you are a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) if you fail to furnish Full Circle or GECC (as applicable), or the relevant paying agent, with a correct taxpayer identification number or a certificate that you are exempt from backup withholding or (2) if the IRS notifies Full Circle or GECC that you have failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number.

        If you are a non-U.S. stockholder who is a non-resident alien individual and who is otherwise subject to withholding of federal income tax, you will be subject to information reporting, but you may not be subject to backup withholding on taxable dividends or distributions if you provide Full Circle or GECC (as applicable) or the relevant paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form.

        Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

        The Foreign Account Tax Compliance provisions of the U.S. Hiring Incentives to Restore Employment Act (FATCA), and the Treasury regulations promulgated thereunder, generally impose a withholding tax of 30% on (i) certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income and (ii) beginning on January 1, 2019, payments of gross proceeds from the sale, exchange, redemption, retirement or other taxable disposition of property of a type that can produce U.S. source interest or dividends, in each case, to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting and withholding requirements regarding its U.S. account holders and its U.S. owners. Accordingly, the entity through which the GECC common stock is held will affect the determination of whether such withholding is required.

        Consult your tax advisor regarding FATCA's applicability to you and regarding any other tax reporting requirements that may apply to you, including investments made or held through an intermediary.

DESCRIPTION OF THE MERGER AGREEMENT

        The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this document.

Structure of the Merger

        Subject to the terms and conditions of the Merger Agreement, Full Circle will merge with and into GECC and the separate corporate existence of Full Circle will cease. GECC will be the surviving entity of the Merger and will succeed to and assume all the rights and obligations of Full Circle and will continue its existence as a corporation under Maryland General Corporation Law. The time when the Merger will become effective is the Effective Time.

Closing; Completion of the Proposed Merger

        The closing of the Merger will occur not later than three business days after satisfaction or waiver of all of the conditions that must be met to consummate the Merger as described in the Merger Agreement (other than conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions at the closing).

Merger Consideration

        If the Merger is consummated, each share of Full Circle common stock issued and outstanding immediately prior to the Effective Time will be automatically converted into the amount of shares of GECC common stock, equal to the Exchange Ratio, without any interest and subject to the payment of cash instead of fractional shares (the Merger Consideration).

        If at any time between the date of the Merger Agreement and the Effective Time the number of shares of issued or outstanding common stock of Full Circle or GECC has changed as a result of any reclassification, recapitalization, share split (including a reverse share split), or combination, exchange or readjustment of shares, or any share dividend or distribution (including any dividend or distribution of securities convertible into Full Circle common stock or GECC common stock) with a record date during such period, the Exchange Ratio will be equitably adjusted to reflect such change.

        Holders of shares of Full Circle common stock will not receive any fractional shares of GECC common stock in the Merger. Instead, each Full Circle stockholder will be paid an amount in cash (rounded to the nearest whole cent), without interest, equal to the product of (1) the fraction of a share of GECC common stock to which such holder of shares of Full Circle common stock would be entitled and (2) the average of the per share closing prices of Full Circle common stock reported on NASDAQ for the three consecutive trading days ending on and including the trading day immediately preceding the closing day of the Merger.

Dividends and Distributions

        No dividends or other distributions with respect to shares of GECC common stock will be paid to any former Full Circle stockholders who held certificated or book-entry shares and who have not surrendered their certificates to the exchange agent for shares of GECC common stock until such certificates or book-entry shares are surrendered in accordance with the letter of transmittal. Following the surrender of any such certificates or book-entry shares in accordance with the letter of transmittal, the record holders of such certificates or book-entry shares shall be entitled to receive, without interest, the amount of the Special Distribution payable in respect of such shares and the amount of any dividends or other distributions (1) with a record date after the Effective Time payable with respect to shares of GECC common stock exchangeable for such certificates or book-entry shares and previously paid and (2) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time and a payment date subsequent to the surrender of the certificates or book-entry shares.

        The Merger Agreement provides that the Full Circle Board will authorize the Special Distribution (after the satisfaction or waiver of all of the conditions to the Merger, other than conditions that by their terms are to be satisfied at the Closing), but before the day (such day, the Effectiveness Day) on which the Merger will become effective. The Full Circle Board will set the close of business on the Effectiveness Day as the record date for determining the holders of record of Full Circle common stock entitled to receive the Special Distribution. After the

Effective Time, GECC shall cause the exchange agent, as agent for and on behalf of Full Circle, to pay the Special Distribution to such holders of record of Full Circle common stock.

        "Special Distribution" means a special distribution, payable in cash, in an aggregate amount equal to the sum of:

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  $5,000,000;

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  Full Circle's Undistributed Net Investment income as of the Measurement Date; and

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  the amount of net investment income paid or accrued on Full Circle's investment portfolio and cash from the Measurement Date through the Effective Time.

Conversion of Shares; Exchange of Shares

        The Exchange Ratio was determined as of the Measurement Date by:

  •
  calculating the net asset value of Full Circle as of the Measurement Date and deducting

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  Full Circle's Undistributed Net Investment Income as of the Measurement Date;

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  an estimate of Full Circle's net investment income from the Measurement Date through the closing date;

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  an estimate of transaction related costs to be incurred by Full Circle through and including the closing date; (to the extent not already deducted from Full Circle's net asset value);

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  the estimated premium for the tail policy of directors' and officers' liability insurance and fiduciary liability insurance and

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  the amount of the Special Distribution;

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  dividing the amount described in the preceding paragraph by 22,472,243 shares of common stock of Full Circle outstanding on the Measurement Date; and

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  dividing the quotient resulting from the preceding paragraph by $15.

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  Pursuant to the Subscription Agreement, the number of shares of GECC stock to be owned by the MAST Funds was determined based on the value of the MAST Portfolio as of the Measurement Date. See "GECC—Formation Transactions."

        At the Effective Time, each share of Full Circle common stock issued and outstanding prior to the Effective Time will no longer be outstanding and will be cancelled and automatically converted into the amount of shares of GECC common stock equal to the Exchange Ratio, subject to the payment of cash instead of fractional shares. Each certificate previously representing any such shares will thereafter represent only (1) the right to receive the Merger Consideration; (2) the right to receive the Special Distribution; and (3) the right to any dividends or other distributions as described in "Description of the Merger Agreement—Dividends and Distributions".

        After the Effective Time, there will be no transfer on the stock transfer books of Full Circle of the shares of Full Circle common stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates or book entry shares representing shares of Full Circle common stock are presented to GECC or the exchange agent for any reason, they will be cancelled and exchanged for shares of GECC common stock and cash in lieu of fractional shares. At the Effective Time, each share of Full Circle common stock issued and outstanding prior to the Effective Time will no longer be outstanding and will be cancelled and automatically converted into the amount of shares of GECC common stock equal to the Exchange Ratio, subject to the payment of cash instead of fractional shares. Each certificate previously representing any such shares will thereafter represent only (1) the right to receive, without any interest, for each such share of GECC common stock the Merger Consideration; (2) the right to receive the Special Distribution; and (3) the right to any dividends or other distributions as described in "Description of the Merger Agreement—Dividends and Distributions".

Letter of Transmittal

        Promptly after the Effective Time, but in any event within five business days, the exchange agent will mail to the holders of Full Circle common stock immediately prior to the Effective Time who held their shares in certificated or book-entry form a letter of transmittal and instructions for use in surrendering their certificate(s) in exchange for the Merger Consideration, the Special Distribution; and any dividends or other distributions payable with respect to the shares of GECC common stock exchangeable for such certificate(s) as described in "Description of the Merger Agreement—Dividends and Distributions".

        If a holder's certificate for shares of Full Circle common stock has been lost, stolen or destroyed, upon the making of an affidavit by such holder and, if reasonably required by GECC or the exchange agent, the posting of a bond in such reasonable and customary amount as GECC or the exchange agent may require, the exchange agent will deliver in exchange for such lost, stolen or destroyed shares of Full Circle common stock, the shares of GECC common stock and cash in lieu of fractional shares and the amount of the Special Distribution to which such holder is entitled.

Withholding

        GECC and the exchange agent will be entitled to deduct and withhold from any amounts otherwise payable to any Full Circle stockholder such amounts as may be required to be deducted and withheld with respect to the making of such payment under applicable tax laws. To the extent that any amounts are so deducted or withheld and are paid over to the applicable governmental entity, such deducted or withheld amounts will be treated for all purposes as having been paid to the stockholders in respect of whom they were deducted or withheld. U.S. stockholders that properly complete and execute, and submit, the IRS Form W-9 that will be provided with the letter of transmittal sent to Full Circle stockholders after the Merger generally will not be subject to U.S. tax withholding.

Representations and Warranties

        The Merger Agreement contains customary representations and warranties of Full Circle and GECC relating to their respective businesses. Each of the representations and warranties must be true and correct in all respects as of the date of the Merger Agreement and as of the closing date, except for (a) with respect to Full Circle, any failure to be true and correct that would not have a Company Material Adverse Effect (as defined in the Merger Agreement), and (b) with respect to GECC, de minimis inaccuracies.

        In determining whether a Company Material Adverse Effect of Full Circle has occurred or is reasonably likely to occur, the parties will disregard

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  occurrences, changes, events, effects or developments generally affecting any or all of the industries or markets in which the party and its subsidiaries and portfolio companies operate;

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  general political, economic or business conditions or changes therein, including the commencement, continuation or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God;

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  general securities or financial market conditions, including changes in interest rates or currency exchange rates;

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  changes or proposed changes in any laws, rules, regulations, GAAP or other accounting standards, or authoritative interpretations thereof;

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  the entry into or announcement of the Merger Agreement or the proposed sale of Full Circle or the pendency or consummation of the Merger and other transactions contemplated by the Merger Agreement, or any changes or actions resulting from any of the foregoing, or

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  any action required by law, contemplated by the Merger Agreement, expressly consented to by the other party, or taken at the request of the other party; and

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  any change solely resulting from a change in the fair value of the securities comprising Full Circle's portfolio, individually or in the aggregate (provided, that, for the avoidance of doubt, (x) a "credit event" (as described in the Merger Agreement) with respect to financial assets owned by Full Circle shall constitute a Company Material Adverse Effect and (y) occurrences described in clauses (i), (ii) and (iii) of the definition of "credit event" in the Merger Agreement, to the extent they do not in the aggregate constitute a credit event, shall not constitute a Company Material Adverse Effect of Full Circle), or (viii) any litigation relating to the Merger Agreement or the transactions contemplated by the Merger Agreement (except in the case of clauses (i), (ii), (iii) or (iv), to the extent that the applicable party is disproportionately adversely affected thereby as compared with similar BDCs, in which case the incremental disproportionate impact may be taken into account in determining whether there has been a Company Material Adverse Effect of Full Circle).

        The representations and warranties in the Merger Agreement do not survive the completion of the Merger. The Merger Agreement contains customary representations and warranties by each of GECC and Full Circle, subject to specified exceptions and qualifications, relating to, among other things:

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  corporate organization, including incorporation and qualification;

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  subsidiaries;

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  capitalization;

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  power and authority to execute, deliver and perform its obligations under the Merger Agreement;

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  the absence of violations of organizational documents, material laws or orders or material permits, contracts or other obligations;

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  stockholder vote requirement;

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  required government filings and consents;

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  financial reports and regulatory documents;

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  financial statements, internal controls and disclosure controls and procedures;

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  broker's fees payable in connection with the Merger;

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  absence of certain changes and actions since December 31, 2015;

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  compliance with applicable law;

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  regulatory investigations and orders;

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  the Special Committee's receipt of an opinion from its financial advisor;

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  the accuracy and completeness of information supplied for inclusion in this document and other governmental filings in connection with the transactions contemplated by the Merger Agreement;

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  tax matters;

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  absence of certain litigation, orders or investigations;

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  material contracts and certain other types of contracts;

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  insurance coverage;

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  title to investment assets; and

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  intellectual property matters.

Additional Representations and Warranties

        Full Circle has also made certain representations and warranties to GECC regarding the inapplicability of state takeover laws and absence of appraisal right.

        GECC has also made certain representations and warranties to Full Circle regarding its investment adviser.

        The representations and warranties described above and included in the Merger Agreement were made by each of Full Circle and GECC to the other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Full Circle and GECC in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between Full Circle and GECC rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this document only to provide you with information regarding its terms and conditions and not to provide you with any factual information regarding Full Circle, GECC or their respective businesses.

Conduct of Business Pending Completion of the Merger

        Full Circle agreed to restrictions on it until completion of the Merger. In general, each of Full Circle and GECC agreed that before the completion of the Merger, except as contemplated by the Merger Agreement and subject to certain agreed upon exceptions, Full Circle will, and will cause its consolidated subsidiaries to:

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  carry on its business in the ordinary course of business;

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  preserve intact its business organization and listing exchange status;

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  keep available the services of its current officers and employees;

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  maintain in effect all material licenses and permits required to carry on their respective businesses;

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  maintain in effect any exemptive orders or exemptive relief which they have received from the SEC and which are currently in effect; and

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  preserve their material business relationships and maintain generally their business relationships with their lenders and others having business relationships with them.

        In addition, before the completion of the Merger, Full Circle has agreed that, subject to applicable law and certain agreed upon exceptions and except as expressly contemplated by the Merger Agreement, without the prior written consent of GECC, it will not, and will not permit its subsidiaries to, among other things, directly or indirectly:

  •
  issue, deliver, sell, dispose of, pledge or otherwise encumber, amend the terms of, or authorize or propose the issuance, sale, disposition or pledge or other encumbrance of (A) any shares of capital stock of any class or any other ownership interest of Full Circle or any of its subsidiaries, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock or any other ownership interest of Full Circle or any of its subsidiaries, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any other ownership interest of Full Circle or any of its subsidiaries or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other ownership interest of Full Circle or any of its subsidiaries, or (B) any other securities of Full Circle or any of its subsidiaries in respect of, in lieu of, or in substitution for, Full Circle common stock outstanding on the date hereof;

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  redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any outstanding Full Circle common stock;

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  split, combine, subdivide or reclassify any Full Circle common stock or, except as provided in the Merger Agreement, declare, set aside for payment or pay any dividend (whether in cash, stock or property, or any combination thereof) in respect of any Full Circle common stock or otherwise make any payments to stockholders in their capacity as such;

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  adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Full Circle or any of its subsidiaries, other than the Merger and the other transactions contemplated by the Merger Agreement;

  •
  enter into any new line of business;

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  other than in the ordinary course of business and consistent with past practices, redeem, repurchase, prepay, defease, incur or otherwise acquire or amend or modify the terms of any indebtedness for borrowed money, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or pledge any of Full Circle's assets or enter into any arrangement which would have the economic effect of any of the foregoing, in each case, in addition to that incurred as of the date of the Merger or guarantee any such indebtedness;

  •
  make any investment, investment contract or loan (other than any unfunded commitments existing as of the date hereof) either by sale or purchase of stock or securities or otherwise, contributions to capital, property transfers, or purchase of any property or assets of any other individual, person or other entity (other than a subsidiary), sell, dispose of, transfer, lease, amend, modify, grant waivers with respect to or discontinue any investment, investment contract or loan; or acquire, sell, lease or dispose of any non-investment assets that, in the aggregate, are material to Full Circle and its subsidiaries, taken as a whole, to any person other than a wholly-owned subsidiary;

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  except as provided for in this Agreement, grant any increase in, take any action to accelerate the vesting or payment or fund or in any other way secure the payment of, the compensation and benefits of any of Full Circle's directors, officers, consultants or employees, enter into any employment or severance agreement with any such director, officer, consultant or employee, or adopt, terminate or materially amend any employee benefit plan of Full Circle;

  •
  make any material change in any of the financial accounting principles, practices or methods used by Full Circle unless required by GAAP or applicable law;

  •
  change its fiscal year;

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  amend any material tax return of Full Circle, make, revoke or amend any material tax election of Full Circle, adopt or change any tax accounting principles, methods or policies other than as required by applicable law, change any tax accounting period, enter into any closing agreement as described in Section 7121 of the Code (or any corresponding or similar agreement under applicable state, local or foreign tax law) affecting any material tax liability or refund, or settle or compromise any material tax liability or refund of Full Circle;

  •
  directly or indirectly take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause Full Circle to fail to qualify or not be subject to tax as a RIC, provided that certain requirements are met;

  •
  make or incur any obligation to make any capital expenditures;

  •
  enter into or draw down from any contract, agreement, commitment or arrangement whereby the obligation or liability imposed on Full Circle or any of its subsidiaries under such contract, agreement, commitment or arrangement would exceed $50,000, or whereby such contract, agreement, commitment or arrangement would otherwise constitute a material contract (as described in the Merger Agreement), or amend any contract, agreement, commitment or arrangements in existence on the date hereof that, after giving effect to such amendment, would impose an obligation or liability on Full Circle or any of its subsidiaries under such contract, agreement, commitment or arrangement in excess of $50,000 or constitute a material contract;

  •
  except as otherwise provided in the Merger Agreement, enter into, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract;

  •
  commence or settle any material claim, suit, action or proceeding (other than in connection with or with respect to the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement);

  •
  amend the articles of incorporation or bylaws of Full Circle or similar governing documents of any of its subsidiaries; or

  •
  enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

        In addition, before the completion of the Merger, GECC agreed, subject to applicable law and certain agreed upon exceptions and except as expressly contemplated by the Merger Agreement, it will not, among other things:

  •
  incur any liabilities or obligations (other than in connection with its formation, its initial capitalization and the transactions contemplated in the Merger Agreement and the transactions contemplated by the Subscription Agreement);

  •
  declare or pay any dividend or distribution; or

  •
  take any action that could impair its ability to pay and perform its obligations under the Merger Agreement upon a termination of the Merger Agreement.

        GECC will procure that, during the period from the date of the Merger Agreement to the earlier of the effective time and the date on which the Merger Agreement is terminated, except (1) as required by law or, (2) with the prior written consent of the Full Circle, which consent shall not be unreasonably withheld, delayed or conditioned, MAST and the investment funds managed by MAST will manage the MAST Portfolio to be acquired by GECC pursuant to the Subscription Agreement in the ordinary course consistent with past practice and, without limiting the generality of the foregoing, none of MAST or the investment funds managed by MAST will subject any of the assets included in the MAST Portfolio to any encumbrance that would prohibit the transfer of such assets to GECC under the Subscription Agreement.

        The MAST Funds will provide Full Circle prompt notice if any of them (1) agree to any modification of or waiver or forbearance under any loan document in respect of the MAST Portfolio, or waive or fail to enforce any material right under any such loan document or (2) consent to any release of collateral relating to any asset included in the MAST Portfolio. GECC will procure that, during the period from the Measurement Date to the earlier of the effective time and the date, if any, on which the Merger Agreement is terminated, neither MAST nor any of the investment funds managed by MAST will execute any trade with respect to any asset included in the MAST Portfolio except (a) as may be required by law, (b) with the prior written consent of Full Circle, which consent shall not be unreasonably withheld, delayed or conditioned, or (c) as required by the Merger Agreement.

        The Merger Agreement also contains covenants relating to the preparation of this document and the holding of the special meeting of Full Circle stockholders, access to information of the other company and obtaining certain other confirmations, approvals, notices and filings. Full Circle and GECC have also agreed to use their reasonable best efforts to promptly prepare all necessary documentation to effect all notices and filings and to obtain as promptly as practicable all governmental permits, consents, approvals and authorizations necessary or advisable to consummate the transactions contemplated by the Merger Agreement.

        GECC also agreed to use reasonable best efforts to cause the GECC common stock to be issued in the Merger to be approved for listing on the NASDAQ Global Select Market as promptly as possible.

Additional Covenants

Efforts of Full Circle to Obtain Required Stockholder Votes

        Full Circle agreed to take all action necessary to hold a meeting of its stockholders as soon as reasonably practicable after the registration statement has been declared effective by the SEC (but in any event no later than 45 days after such declaration of effectiveness) for the purpose of obtaining approval from the Full Circle stockholders of the Merger Proposal.

        The Full Circle Board or any committee thereof may, at any time prior to receipt of stockholder approval, (1) approve, endorse or recommend a Superior Proposal (as defined in the Merger Agreement) and cause Full Circle to terminate the Merger Agreement to enter into a definitive agreement with respect to Superior Proposal or modify, amend or withdraw its recommendation that the Full Circle stockholders approve the Merger Proposal, if (in either case) the Full Circle Board determines, in good faith, after consultation with counsel, that the failure to take such action could reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable law.

Indemnification; Directors' and Officers' Insurance

        GECC agrees that all rights to exculpation indemnification and advancement of expenses existing as of the date of the Merger Agreement in favor of (i) the current or former directors, managers, officers and employees of Full Circle or any of its subsidiaries, (ii) each person who served as a director, manager, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise if such service was at the request or for the benefit of Full Circle or any of its subsidiaries, and (iii) Full Circle Advisors, Full Circle Service Company, each of their respective members, and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them (each, an Indemnified Party) as provided in the respective articles of incorporation and bylaws (or equivalent organizational documents) of Full Circle or any of its subsidiaries and in any Indemnification Agreement (as defined below) will survive the Merger and will continue in full force and effect, to the fullest extent such rights to exculpation, indemnification and advancement of expenses are permitted under applicable law. For a period of six years from the Effective Time, GECC will contain and maintain in effect the exculpation, indemnification and advancement of expenses provisions of such articles of incorporation, bylaws and indemnification agreements as in effect as of the date of the Merger Agreement, and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of the Indemnified Party. Indemnification Agreement means any indemnification or exculpation agreement or provision between Full Circle or any of its Subsidiaries on the one hand and on the other hand an Indemnified Party, including under the Investment Advisory Agreement, dated as of July 13, 2010, by and between Full Circle and Full Circle Advisors, and the Administration Agreement, dated as of July 14, 2010, by and between Full Circle and Full Circle Service Company, as in effect on the date of this Agreement.

        From and after the Effective Time, GECC will indemnify, defend and hold harmless each Indemnified Party against all costs and expenses (including reasonable attorneys' fees and expenses), judgments, fines, losses, claims, damages, liabilities, penalties and amounts paid in settlement or compromise in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, whenever asserted (any of the foregoing a Legal Proceeding), arising out of, relating to or in connection with an action, omission, circumstance or state of affairs occurring or existing or alleged to have occurred or existed at or prior to the Effective Time and related to or arising out of an Indemnified Party's service as a director, manager, officer, employee, investment adviser, administrator or fiduciary of Full Circle or any of its subsidiaries (including any Legal Proceeding relating to the Merger Agreement, the Merger or other transactions contemplated by the Merger Agreement), whether asserted or claimed prior to, at or after the Effective Time, in each case to the fullest extent permitted by law.

        The Merger Agreement requires Full Circle to purchase a tail policy of directors' and officers' liability insurance and fiduciary liability insurance for the Indemnified Parties and any other employees, agents or other individuals otherwise covered by such insurance policies prior to the Effective Time (collectively, the Insured Parties) with respect to matters occurring at or prior to the Effective Time (including the Merger and the other transactions contemplated by the Merger Agreement). GECC will be required to cause that insurance policy to be maintained in full force and effect, for its full term, and to cause all obligations thereunder to be honored by GECC.

No Solicitation by Full Circle

        Full Circle has agreed that it will not, and will cause its subsidiaries not to, and will instruct Full Circle's and its subsidiaries' respective officers, directors, employees, managers, members, partners, agents, potential financing sources or advisors (including attorneys, accountants, investment bankers and consultants) of a party (collectively, "Representatives") (whether acting in such capacity or otherwise) not to (1) initiate or solicit or knowingly encourage any inquiries with respect to, or the making of, any "Acquisition Proposal" (as defined below) or (2) (A) engage in negotiations or discussions with or provide any information or data to, any person that reasonably could be expected to lead to an Acquisition Proposal, (B) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal or (C) execute or enter into any letter of intent, agreement in principle, Merger or other similar agreement relating to any Acquisition Proposal. From and after the date of the Merger Agreement, the Full Circle Board (in its capacity as such) will not (x) take any steps to encourage or otherwise facilitate any direct or indirect transaction or series of transactions that could result in (1) an assignment (as defined under the 1940 Act) of Full Circle's investment advisory agreement with Full Circle Advisors, (2) termination or modification of Full Circle's existing investment advisory agreement with Full Circle Advisors, or (3) entry into a new investment advisory agreement, including any sub-advisory agreement, in each case including but not limited to any authorization or approval thereof by the Full Circle Board or solicitation of approval thereof from the stockholders of Full Circle, or (y) authorize or approve a liquidation of Full Circle. Full Circle shall, and shall direct each of its representatives to, immediately cease (and not resume) any solicitations, discussions or negotiations with any person (other than MAST, Great Elm Capital Group, GECC and their affiliates) conducted before the date of the Merger Agreement with respect to any Acquisition Proposal or that reasonably could be expected to lead to an Acquisition Proposal and promptly request the return or destruction of confidential information related thereto.

        For purposes of the Merger Agreement, the term "Acquisition Proposal" means any inquiry, offer or proposal made by any person or group of persons (other than MAST, Great Elm Capital Group, GECC and their affiliates), relating to any direct or indirect acquisition or purchase, or that could result in ownership, of securities of Full Circle representing more than 25% of the outstanding voting capital stock of Full Circle or Full Circle's assets or any tender offer, exchange offer, merger, reorganization, consolidation, share exchange or other business combination that if consummated would result in any person or group of persons beneficially owning more than 25% of the outstanding voting capital stock of Full Circle or Full Circle's assets.

        If at any time prior to obtaining approval of the Merger from Full Circle's stockholders, Full Circle receives a bona fide Acquisition Proposal that is not received in violation of relevant provisions of the Merger Agreement, Full Circle, the Full Circle Board or any committee thereof may participate in discussions or negotiations with, or furnish any information to, any person making such Acquisition Proposal and its Representatives or potential sources of financing if the Full Circle Board determines in good faith, after consultation with counsel and its financial advisor, that such person is reasonably likely to submit to Full Circle a Superior Proposal (as defined below) and that failure to consider such proposal could reasonably be expected to be inconsistent with the fiduciary duties of its directors, subject to certain limitations on the provision of nonpublic information to such person.

        Full Circle is required promptly (and in any event within 48 hours) to notify GECC of the receipt by Full Circle of any Acquisition Proposal, and of the material terms of, and identity of the person(s) making, such Acquisition Proposal (including a copy thereof and any financing commitment papers submitted therewith, if such Acquisition Proposal is in writing). Full Circle is required to keep GECC reasonably informed of the status and material terms and conditions of any such Acquisition Proposal (and in any event within 48 hours) and of any amendments or proposed amendments thereto and is required promptly (and in any event within 48 hours) to notify GECC of any determination by the Full Circle Board that such an Acquisition Proposal constitutes a Superior Proposal.

        The Full Circle Board or any committee thereof may, at any time before Full Circle's stockholders vote to approve the Merger, (1) approve, endorse or recommend a Superior Proposal and cause Full Circle to terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal or (2) modify or amend in a manner adverse to GECC or withdraw the board of directors' recommendation that the stockholders of Full Circle approve the Merger Agreement (any action described in (1) or (2) above being referred to as a Change in Recommendation), provided that before any such Change in Recommendation, the Full Circle Board is required to have determined, in good faith (after consultation with its counsel), that failure to take such action could reasonably be expected to be inconsistent with the directors' fiduciary duties of its directors.

        For purposes of the Merger Agreement, the term Superior Proposal means any bona fide written Acquisition Proposal received after the date of the Merger Agreement that the Full Circle Board determines in good faith, after consultation with its outside legal and financial advisors, to be reasonably likely to be consummated in accordance with its terms and to be more favorable to Full Circle and its stockholders from a financial point of view than the Merger; provided that for purposes of this definition references to 25% in the definition of "Acquisition Proposal" shall be deemed to be references to 50%.

Conditions to the Merger

Conditions to Each Party's Obligations to Effect the Merger

        The obligations of Full Circle and GECC to complete the Merger are subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the requisite approval of the Merger by the stockholders of Full Circle;

  •
  no governmental entity having jurisdiction over Full Circle or GECC shall have issued an order, decree or ruling or taken any other material action enjoining or otherwise prohibiting consummation of the Merger substantially on the terms contemplated by the Merger Agreement;

  •
  the registration statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the registration statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened in writing by the SEC that have not been withdrawn;

  •
  GECM shall be registered as an investment adviser under the Advisers Act;

  •
  GECC shall be regulated as a BDC under the 1940 Act; and

  •
  the shares of GECC common stock issuable in the Merger shall have been authorized for listing on the NASDAQ Global Select Market upon official notice of issuance.

Conditions to the Obligations of GECC to Effect the Merger

        The obligation of GECC to complete the Merger is subject to the satisfaction or waiver of the following conditions:

  •
  each of the representations and warranties of Full Circle shall be true and correct in all respects as of the date of the Merger Agreement and as of the closing date of the Merger as if made on and as of the closing date of the Merger (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all respects only as of such particular date or with respect to such specific period), except for any failure to be true and correct that would not have a "Company Material Adverse Effect";

  •
  Full Circle shall have performed in all material respects its obligations hereunder required to be performed by it at or prior to the closing of the Merger;

  •
  GECC shall have received a certificate signed by an authorized officer of Full Circle, dated as of the closing date, to the effect that, to the knowledge of such officer, the requisite conditions set forth in the Merger Agreement have been satisfied; and

  •
  since the date of the Merger Agreement, there shall not have occurred any Company Material Adverse Effect.

Conditions to the Obligations of Full Circle to Effect the Merger

        The obligation of Full Circle to complete the Merger is subject to the satisfaction or waiver of the following conditions:

  •
  each of the representations and warranties of GECC in the Merger Agreement and each of the representations and warranties of every party to the Subscription Agreement, shall be true and correct in all respects as of the date of the Merger Agreement and as of the closing date as if made on and as of the closing date (unless such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all respects only as of such particular date or with respect to such specific period), except for de minimis inaccuracies;

  •
  GECC shall have performed in all material respects its obligations required pursuant to the Merger Agreement and each of the parties to the Subscription Agreement shall have performed in all material respects its obligations thereunder, in each case as required to be performed by it at or prior to the closing;

  •
  Full Circle shall have received a certificate signed by an authorized officer of GECC, dated as of the closing date, to the effect that, to the knowledge of such officer, the conditions set forth above have been satisfied;

  •
  the transactions contemplated by the Subscription Agreement shall have been consummated without waiver of any conditions thereto;

  •
  since the date of the Merger, there shall not have occurred any "Newco Material Adverse Effect" (as that term is defined in the Merger Agreement"); and

  •
  following the date of the Merger Agreement, except (i) as required by law or, (ii) with the prior written consent of Full Circle, which consent shall not be unreasonably withheld, delayed or conditioned, MAST and the investment funds managed by MAST shall have managed the MAST Portfolio in the ordinary course consistent with past practice and, without limiting the generality of the foregoing, none of MAST or the investment funds managed by MAST shall have subjected any of the MAST Portfolio to any encumbrance that would prohibit the transfer of such asset to GECC under the Subscription Agreement.

    For the avoidance of doubt, the investment funds managed by MAST shall have promptly provided Full Circle notice if any of them (A) agreed to any modification of or waiver or forbearance under any loan document, or waived or failed to enforce any material right under any loan document or (B) consented to any release of collateral, in each case relating to any MAST Portfolio. During the period from the Measurement Date to the earlier of the Effective Time and the date, if any, on which the Merger Agreement is terminated, neither MAST nor any of the investment funds managed by MAST shall have executed any trade with respect to any MAST Portfolio except (i) as may be required by law, (ii) with the prior written consent of Full Circle, which consent shall not be unreasonably withheld, delayed or conditioned, or (iii) as required by the Merger Agreement.

Termination of the Merger Agreement

Right to Terminate

        The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the Full Circle stockholders vote to approve the Merger, as follows:

  •
  by mutual consent of GECC and Full Circle; or

  •
  by either GECC or Full Circle:

  •
  if the Merger has not been completed by the Termination Date; provided, that if the certain conditions set forth in the Merger Agreement shall not have been satisfied or waived as of October 15, 2016, then Full Circle or GECC may extend the Termination Date for up to 90 days by providing the other party a written notice of such extension on or before the Termination Date as determined without such extension;

  •
  if any governmental entity having jurisdiction over Full Circle or GECC shall have issued an order, decree or ruling or taken any other action, in each case, enjoining or otherwise prohibiting consummation of the Merger, and such order, decree, ruling or other action shall have become final and non-appealable; or

  •
  if the special meeting shall have concluded without the Merger Proposal having been approved in accordance with the Maryland General Corporation Law and the bylaws of Full Circle.

  •
  by Full Circle:

  •
  upon a breach of any covenant or agreement on the part of GECC in the Merger Agreement or upon a breach of any covenant or agreement in the Subscription Agreement by any party thereto or if any representation or warranty of GECC in the Merger Agreement is untrue or if any representation or warranty of any party to the Subscription Agreement is untrue, provided, that if such breach is curable by GECC through the exercise of reasonable best efforts and GECC continues to exercise such reasonable best efforts, Full Circle may not terminate the Merger Agreement;

  •
  if GECC's initial capitalization shall have not been consummated as and when required under the Merger Agreement and the Subscription Agreement or within two business days thereafter; or

  •
  in order to enter into a definitive agreement with respect to a Superior Proposal.

  •
  by GECC:

  •
  upon a breach of any covenant or agreement on the part of Full Circle, or if any representation or warranty of Full Circle is untrue, provided, that if such breach is curable by Full Circle through the exercise of reasonable best efforts and Full Circle continues to exercise such reasonable best efforts, GECC may not terminate the Merger Agreement; or

  •
  if the Full Circle Board shall have publicly disclosed a Change in Recommendation.

        Neither Full Circle nor GECC has the right to terminate the Merger Agreement if its breach of its obligations under the Merger Agreement is a proximate cause of the basis for termination.

Effect of Termination

        If the Merger Agreement is terminated, it will become null and void, and there will be no damages or liability on the part of GECC or Full Circle or their respective directors, officers, employees, stockholders, representatives, agents or advisors, except that (1) termination of the Merger Agreement will not relieve a party of liability for fraud or for any knowing or intentional breach of any obligation under the Merger Agreement and (2) the confidentiality provisions of the Merger Agreement and the termination fee and expenses reimbursement provisions described below will survive.

        If the Merger Agreement is terminated:

  •
  by Full Circle, in order to enter into a definitive agreement with respect to a Superior Proposal, Full Circle will be required to pay the Termination Fee to GECC within two business days of termination;

  •
  by GECC, if the Full Circle Board shall have publicly disclosed a Change in Recommendation, Full Circle will be required to pay the Termination Fee to GECC within two business days of termination;

  •
  because (a) the special meeting concluded without Full Circle's stockholders having approved the Merger Proposal and (b) before the special meeting a proposal for an Alternative Transaction shall have been publicly announced and not withdrawn, then Full Circle will be required to reimburse the Expense Reimbursement within 10 business days following invoice. If Full Circle thereafter enters into a definitive agreement for one or more Alternative Transactions within twelve months following termination of the Merger Agreement, Full Circle will be required to pay GECC an amount equal to the Termination Fee minus the Expense Reimbursement.

        No more than one Termination Fee will be payable under the Merger Agreement.

        For purposes of the Merger Agreement, the term Alternative Transaction means any of the following events: (1) any tender or exchange offer, merger, consolidation, share exchange or business combination transaction involving Full Circle, with any person other than GECC, Great Elm Capital Group, MAST or any affiliate thereof (a Third Party) or (2) the acquisition by a Third Party of 50% or more of the outstanding shares of Full Circle common stock, or of 50% or more of the assets or operations of Full Circle and its subsidiaries, taken as a whole, in a single transaction or a series of related transactions (excluding, however, sales or other dispositions of portfolio assets in the ordinary course).

Expenses and Fees

        In general, each of GECC and Full Circle will be responsible for all costs and expenses incurred by it in connection with the negotiation and completion of the transactions contemplated by the Merger Agreement whether or not the Merger is consummated. Each of GECC and Full Circle are responsible for the payment of 50% of the estimated cost to print and distribute this document.

Amendment and Waiver of the Merger Agreement

        Subject to applicable law, the parties may, by written agreement, amend the Merger Agreement, waive any inaccuracies in the representations and warranties of the other party or waive compliance by the other party with any of the agreements or conditions to that party's obligation to complete the Merger.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

        The Merger Agreement provides that the holders of Full Circle common stock will be entitled to receive 0.2219 shares of GECC common stock for each share of Full Circle common stock held by them immediately prior to the Effective Time. This is estimated to result in approximately 5.0 million shares of GECC common stock being issued in connection with the Merger. The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of Full Circle, GECC and the Special Purpose Schedule of Investments, which are included elsewhere in this document. See "Index to Financial Statements."

        The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger and the Formation Transactions on GECC's financial position using the acquisition method of accounting with GECC treated as the accounting acquirer.

        In accordance with generally accepted accounting principles in GAAP, the assets and liabilities of Full Circle will be recorded by GECC at their estimated fair values as of the date the Merger is completed. The unaudited pro forma condensed combining balance sheet as of March 31, 2016 assumes the Formation Transactions and the Merger took place on that date.

        The unaudited pro forma condensed combining balance sheet is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Formation Transactions or the Merger been completed on the date presented. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combining balance sheet, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed combining balance sheet involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger.

        After completion of the Formation Transactions, GECC will have $30.0 million of cash and own a portfolio of debt instruments that MAST valued at approximately $90.0 million as of June 30, 2016.

        The following unaudited pro forma condensed combining balance sheet gives effect to the Merger and the Formation Transactions. Specifically, GECC presents the pro forma condensed combining balance sheet pro forma condensed combining balance sheet as if on March 31, 2016:

  •
  GECC had been incorporated;

  •
  the Formation Transactions had been completed resulting in GECC owning the MAST Portfolio; and

  •
  the Merger had been completed.

        In order to make the unaudited pro forma condensed combining balance sheet easier to read, the unaudited pro forma condensed combined financial statements, associated adjustments and related information are referred to as the "pro forma financial statements" throughout this document. All such statements and information are condensed unaudited, and also combined.

        The pro forma financial statements are based on, and should be read in conjunction with, the separate historical consolidated financial statements and accompanying notes of Full Circle, the balance sheet of GECC and the special purpose statement of investments included in this document.

 GREAT ELM CAPITAL CORP.
UNAUDITED CONDENSED COMBINING PRO FORMA BALANCE SHEET
AS OF MARCH 31, 2016

	Full Circle	GECC	Initial GECC Portfolio	Formation Transactions Adjustments	Merger Adjustments	Pro-Forma
Assets
Control investments at fair value	$130,000					$130,000
Affiliate investments at fair value	3,787,728					3,787,728
Non-control/non-affiliate investments at fair value	87,357,234		$86,094,506			173,451,740

Total investments at fair value	91,274,962		86,094,506			177,369,468
Cash	19,778,639	$30,000,000			$(6,098,038)(c)	43,680,601
Interest receivable	1,098,038					1,098,038
Principal receivable	27,578					27,578
Due from affiliates	246,929					246,929
Due from portfolio investments	256,340					256,340
Receivable for investments sold	2,849,194					2,849,194
Prepaid & other assets	177,030					177,030
Deferred offering expenses	367,807				(367,807)(e)	—
Deferred credit facility fees	50,624				(50,624)(e)	—

Total assets	$116,127,141	$30,000,000	$86,094,506			$225,705,178

Liabilities
Due to affiliates	$716,479					$716,479
Distributions payable	786,529					786,529
Interest payable	45,062					45,062
Other liabilities	477,108			$2,000,000 (a)	3,348,000 (b)	5,825,108
Notes payable	33,072,290				936,607 (d)	34,008,897

Total liabilities	35,097,468	—	—			41,382,075
Commitments and contingencies	—					—

Net assets	$81,029,673	$30,000,000	$86,094,506			$184,323,103

Components of net assets
Common Stock, par value $0.01 per share	$224,722	$20,000	$57,396	(1,200)(a)	(176,666)(e)	$124,119
Paid-in capital in excess of par	130,072,314	29,980,000	86,037,110	(1,798,800)(a)	(59,391,773)(e)	184,198,984
Distributions in excess of net investment income	(763,276)				763,276 (e)	—
Accumulated net realized losses	(21,149,983)				21,149,983 (e)	—
Accumulated net unrealized losses	(27,354,104)				27,354,104 (e)	—

Net assets	$81,029,673	$30,000,000	$86,094,506			$184,323,103

Net asset value per share (See Note 5)	$3.61					$14.85
(a)
To record GECC's estimated transaction costs (including reimbursement of costs incurred by Great Elm Capital Group and MAST in connection with the Formation Transactions and the Merger).

(b)
To record estimated Full Circle transaction costs in excess of those which were accrued on or before March 31, 2016.

(c)
Estimated amount of the Special Distribution to be declared by Full Circle immediately before the Effective Time and payable after the Effective Time.

(d)
To adjust the carrying value of Full Circle's debt to market value as of March 31, 2016.

(e)
To eliminate historical Full Circle accounts and otherwise record purchase accounting adjustments.

The accompanying notes are an integral part of this financial statement.

GREAT ELM CAPITAL CORP.
UNAUDITED COMBINING PRO FORMA SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2016

		Full Circle		Initial GECC Portfolio			Pro Forma
						Par Amount/ Quantity
Description and Industry(1)	Type of Investment(2)	Cost	Fair Value	Cost	Fair Value		Cost	Fair Value
Control Investments(3)
Texas Westchester Financial, LLC Consumer Financing	Limited Liability Company Interests^	$408,606$	$130,000			9,278	$408,606	$130,000

Total Control Investments		408,606	130,000				408,606	130,000

Affiliate Investments(4)
Modular Process Control, LLC Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (one month LIBOR plus 13.50%, 14.50% floor), 3/28/2017(5)	1,065,740	772,768			$1,068,959	1,065,740	772,768
	Senior Secured Term Loan, 15.50% (one month LIBOR plus 14.50%, 15.50% floor), 3/28/2017(5)	4,759,936	—			$4,900,000	4,759,936	—
	Senior Secured Term Loan—Tranche 2, 18.00% (one month LIBOR plus 17.00%, 18.00% floor), 3/28/2017(5), **	1,009,636	—			$1,009,636	1,009,636	—
	Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expires 3/28/2023^	288,000	—			1	288,000

		7,123,312	772,768				7,123,312	772,768

ProGrade Ammo Group, LLC Munitions	Senior Secured Revolving Loan, 9.44% (one month LIBOR plus 9.00%, 9.20% floor), 4/30/2016(5), ^	1,968,568	1,619,160			$1,968,568	1,968,568	1,619,160
	Senior Secured Term Loan, 16.44% (one month LIBOR plus 16.00%, 16.20% floor), 4/30/2016(5),^	4,843,750	—			$4,843,750	4,843,750	—
	Warrants for 19.9% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018^	176,770	—			181,240	176,770

		6,989,088	1,619,160				6,989,088	1,619,160

US Oilfield Company, LLC Oil and Gas Field Services	Senior Secured Revolving Loan, 12.44% (one month LIBOR plus 12.00%), 12/31/2017(5)	350,277	339,663			$350,277	350,277	339,663
	Senior Secured Term Loan A, 12.44% (one month LIBOR plus 12.00%), 12/31/2017(5)	856,358	163,039			$861,728	856,358	163,039
	Senior Secured Term Loan B, 12.44% (one month LIBOR plus 12.00%), 12/31/2017(5)	4,684,943	893,098			$4,720,391	4,684,943	893,098
	Warrant for 7.625% of the outstanding Class A voting LLC interests (strike price $0.01), expires 8/13/2024^	—	—			1	—	—
	Warrants for 4.788% of the outstanding Class B non-voting LLC interests (strike price $0.01), expire 8/13/2024^	—	—			4	—	—

		5,891,578	1,395,800				5,891,578	1,395,800

Total Affiliate Investments		20,003,978	3,787,728				20,003,978	3,787,728

The accompanying notes are an integral part of this schedule.

 GREAT ELM CAPITAL CORP.
UNAUDITED COMBINING PRO FORMA SCHEDULE OF INVESTMENTS—(continued)
AS OF MARCH 31, 2016

		Full Circle		Initial GECC Portfolio			Pro Forma
						Par Amount/ Quantity
Description and Industry(1)	Type of Investment(2)	Cost	Fair Value	Cost	Fair Value		Cost	Fair Value
Other Investments
310E53RD, LLC Real Estate Holding Company	Senior Secured Term Loan, 10.44% (one month LIBOR plus 10.00%, 10.15% floor, 16.00% cap) 7/1/2017	5,920,179	5,920,179			$6,000,000	5,920,179	5,920,179
Ads Direct Media, Inc. Internet Advertising	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.00%, 13.50% floor) 10/9/2017,(5)	1,918,736	412,208			$1,932,468	1,918,736	412,208
	Warrant for 3.25% of outstanding LLC interests (strike price $0.01) expires 10/9/2024^	—	—			1	—	—

		1,918,736	412,208				1,918,736	412,208

AP Gaming I, LLC Gambling Machine Manufacturer	Senior Secured Term Loan, 9.25% (one month LIBOR plus 8.25%, 9.25% floor) 12/20/2020	3,924,215	3,702,127			$3,959,494	3,924,215	3,702,127
Aptean, Inc Enterprise Software Company	Unfunded Revolving Loan, 4.19% (one month LIBOR plus 3.75%) (purchased with an 11.00% netback), 2/26/2019(6)	(754,465)	(791,965)			$7,500,000	(754,465)	(791,965)
Attention Transit Advertising Systems, LLC Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	1,741,219	1,853,122			$1,741,219	1,741,219	1,853,122
Avanti Communications Group plc.*^ Wireless Telecommunications Services	Senior Secured Notes (10.00%, due 10/1/2019)			$74,217,628	$54,400,634	$75,035,357	74,217,628	54,400,634
Background Images, Inc. Equipment Rental Services	Senior Secured Term Loan—Term A, 14.94% (one month LIBOR plus 14.50%), 9/1/2016(5)	121,127	136,304			$121,127	121,127	136,304
	Senior Secured Term Loan—Term B, 16.69% (one month LIBOR plus 16.25%), 9/1/2016(5)	446,465	455,037			$446,465	446,465	455,037

		567,592	591,341				567,592	591,341

Bioventus, LLC Specialty Pharmaceuticals	Subordinated Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 4/10/2020	5,951,402	5,880,000			$6,000,000	5,951,402	5,880,000
Davidzon Radio, Inc. Radio Broadcasting	Senior Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 3/31/2020	8,815,419	9,476,956			$10,431,815	8,815,419	9,476,956
Everi Payments Inc Financial Services	Senior Unsecured Notes (10.00%, due 1/15/2022)			11,378,696	10,384,205	$12,289,000	11,378,696	10,384,205
Fuse, LLC Television Programming	Senior Secured Note, 10.375%, 7/1/2019	7,034,675	5,285,000			$7,000,000	7,034,675	5,285,000
GC Pivotal, LLC Data Connectivity Services Company	Unsecured Notes, 11.00%, 12/31/2020	3,171,132	3,081,947			$3,164,000	3,171,132	3,081,947
General Cannabis Corp. Non-Residential Property Owner	Common Stock^	113,214	15,250			25,000	113,214	15,250

The accompanying notes are an integral part of this schedule.

 GREAT ELM CAPITAL CORP.
UNAUDITED COMBINING PRO FORMA SCHEDULE OF INVESTMENTS—(continued)
AS OF MARCH 31, 2016

		Full Circle		Initial GECC Portfolio			Pro Forma
	Type of Investment(2)					Par Amount/ Quantity
Description and Industry(1)		Cost	Fair Value	Cost	Fair Value		Cost	Fair Value
Other Investments (continued)
GW Power, LLC and Greenwood Fuels WI, LLC Electric Services	Senior Secured Term Loan, 12.44% (one month LIBOR plus 12.00%, 12.16% floor), 5/4/2016	1,570,344	1,562,065			$1,570,388	1,570,344	1,562,065
Infinite Aegis Group, LLC Healthcare Billing and Collections	Warrant for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expires 8/1/2023^	107,349	—			1	107,349	—
JN Medical Corporation Biological Products	Senior Secured Term Loan, 11.44%, (one month LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	3,494,622	3,479,583			$3,500,000	3,494,622	3,479,583
Luling Lodging, LLC Hotel Operator	Senior Secured Term Loan, 12.44% (one month LIBOR plus 12.00%, 12.25% floor), 12/17/2017	4,472,610	3,400,650			$4,500,000	4,472,610	3,400,650
OPS Acquisitions Limited and Ocean Protection Services Limited* Maritime Security Services	Senior Secured Term Loan, 12.50%, (one month LIBOR plus 12.00%, 12.50% floor), 3/4/2017	4,742,009	4,801,923			$4,858,793	4,742,009	4,801,923
Optima Specialty Steel, Inc. Metals and Mining	Senior Secured Notes (12.50%, due 12/15/2016)			15,120,264	12,382,000	$15,100,000	15,120,264	12,382,000
PEAKS Trust 2009-1* Consumer Financing	Senior Secured Term Loan, 7.50%, (one month LIBOR plus 5.50%, 7.50% floor), 1/27/2020	2,101,122	1,822,922			$2,406,498	2,101,122	1,822,922
PR Wireless, Inc. Wireless Communications	Senior Secured Term Loan, 10.00%, (one month LIBOR plus 9.00%, 10.00% floor), 6/27/2020	7,743,788	7,516,125			$8,351,250	7,743,788	7,516,125
	Warrant for 101 shares (at a $0.01 strike price), expires 6/27/2024^	634,145	209,844			1	634,145	209,844

		8,377,933	7,725,969				8,377,933	7,725,969

Pristine Environments, Inc. Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 14.94% (one month LIBOR plus 14.50%, 11.70% floor), 3/31/2017	5,847,111	5,871,474			$5,847,111	5,847,111	5,871,474
	Senior Secured Term Loan A, 15.94% (one month LIBOR plus 15.50%, 12.70% floor), 3/31/2017	1,483,856	1,495,737			$1,487,063	1,483,856	1,495,737
	Senior Secured Term Loan B, 15.94% (one month LIBOR plus 15.50%, 12.70% floor), 3/31/2017	2,816,242	2,857,495			$2,843,750	2,816,242	2,857,495

		10,147,209	10,224,706				10,147,209	10,224,706

RiceBran Technologies Corporation Grain Mill Products	Senior Secured Revolving Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor, 12.00% cap), 6/1/2018	1,583,231	1,556,870			$1,630,230	1,583,231	1,556,870
	Senior Secured Term Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor, 12.00% cap), 6/1/2018	1,429,009	1,437,500			$1,500,000	1,429,009	1,437,500
	Warrants for 300,000 shares (at a $5.25 strike price), expire 5/12/2020^	39,368	22,500			300,000	39,368	22,500

		3,051,608	3,016,870				3,051,608	3,016,870

The accompanying notes are an integral part of this schedule.

 GREAT ELM CAPITAL CORP.
UNAUDITED COMBINING PRO FORMA SCHEDULE OF INVESTMENTS—(continued)
AS OF MARCH 31, 2016

		Full Circle		Initial GECC Portfolio			Pro Forma
	Type of Investment(2)					Par Amount/ Quantity
Description and Industry(1)		Cost	Fair Value	Cost	Fair Value		Cost	Fair Value
Other Investments (continued)
Sundberg America, LLC et al. Appliance Parts Distributor	Senior Secured Notes, 9.50%, 4/30/2020	7,726,629	7,761,802			$7,761,802	7,726,629	7,761,802
Tallage Lincoln, LLC Real Estate Services	Senior Secured Term Loan (10.00%, due 5/21/2018)			481,772	481,772	$481,772	481,772	481,772
Tallage Adams, LLC Real Estate Services	Senior Secured Term Loan (10.00%, due 12/12/2016			195,895	195,895	$195,895	195,895	195,895
The Finance Company, LLC Consumer Financing	Senior Secured Revolving Loan, 13.25% (one month LIBOR plus 12.75%, 13.25% floor), 3/31/2018	2,077,669	2,075,937			$2,077,669	2,077,669	2,075,937
The Selling Source, LLC Information and Data Services	Senior Secured Term Loan, 17.00%, 12/31/2017**	3,949,016	3,775,569			$4,743,971	3,949,016	3,775,569
Trilogy International Partners, LLC Wireless Telecommunications Services	Senior Secured Notes (13.38%, due 5/15/2019)(8)			9,900,000	8,250,000	$10,000,000	9,900,000	8,250,000
US Shale Solutions, Inc. Oil and Gas Field Services	Senior Secured Term Loan, 10.00%, 9/15/2018	1,084,337	1,084,337			$1,084,337	1,084,337	1,084,337
	Subordinated Secured Term Loan, 12.00%, 9/15/2019	2,584,968	1,198,736			$2,584,968	2,584,968	1,198,736
	Limited Liability Company Interests(7), ^	4,325,739	—			15,079	4,325,739	—

		7,995,044	2,283,073	111,294,255	86,094,506		7,995,044	2,283,073

Total Other Investments		98,216,482	87,357,234	111,294,255	86,094,506		209,510,737	173,451,740

Total Investments		$118,629,066	$91,274,962	$111,294,255	$86,094,506		$229,923,321	$177,369,468

(1)
The investments are acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act of 1933.

(2)
A majority of the Full Circle's variable rate debt investments bear interest at a rate that is determined by reference to LIBOR ("London Interbank Offered Rate") or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, Full Circle has provided the interest rate in effect as of March 31, 2016. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.

(3)
"Control Investments" are investments in those companies that are "Control Investments" of the applicable company, as defined in the Investment Company Act of 1940. A company is deemed to be a "Control Investment" of a BDC if a BDC owns more than 25% of the voting securities of such company.

(4)
"Affiliate Investments" are investments in those companies that are "Affiliated Companies" of the applicable company, as defined in the Investment Company Act of 1940, which are not "Control Investments." A company is deemed to be an "Affiliate" of a BDC if a BDC owns 5% or more, but less than 25%, of the voting securities of such company.

(5)
Investments were on non-accrual status as of March 31, 2016.

(6)
The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future. The cost basis of the loan reflects the unamortized portion of the "netback" received on the settlement date when the commitment was acquired.

(7)
Full Circle's equity investment in US Shale Solutions, Inc. is held through its wholly owned subsidiary FC Shale Inc.

(8)
This security is the refinancing of a prior note. The market price is the market price of the refinanced note.

*
Indicates assets that the applicable company believes do not represent "qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of GECC's total assets at the time of acquisition of any additional non-qualifying assets. On a pro forma basis as of March 31, 2016, non-qualifying assets aggregated to $59.2 million or 26% of the pro forma total assets of GECC.

**
Security pays all or a portion of its interest in kind.

^
Security is a nonincome-producing security.

The accompanying notes are an integral part of this schedule.

GREAT ELM CAPITAL CORP.
NOTES TO THE UNAUDITED CONDENSED COMBINING PRO FORMA FINANCIAL INFORMATION
MARCH 31, 2016

Note 1. Basis of Presentation

        General.    The accompanying pro forma condensed combining balance sheet reflects the impact of the Formation Transactions and the Merger on GECC's balance sheet. The pro forma condensed consolidating balance sheet is based on the historical financial statements and accounting records of Full Circle, giving effect to the Formation Transactions and the Merger and pro forma adjustments as described in these notes.

        The pro forma condensed consolidating balance sheet is presented as if the Merger and the Formation Transactions had occurred on March 31, 2016 and as if GECC had been incorporated on that date.

        The historical financial statements of Full Circle, the balance sheet of GECC and the special purpose schedule of investments are adjusted to give effect to pro forma events that are (1) directly attributable to the Merger or the Formation Transactions and (2) factually supportable.

        Purchase Accounting.    The pro forma condensed consolidating balance sheet was prepared using the acquisition method of accounting under existing GAAP, with GECC as the acquirer in the Merger for accounting purposes. Under the acquisition method of accounting, GECC will measure the total estimated purchase price (consideration transferred) as described in Note 4, "Estimate of Consideration Expected to be Transferred," at the Effective Time using the market price of GECC common stock and number of outstanding shares of Full Circle common stock at that time. Therefore, this may result in a per share equity value that is different from that assumed for the purposes of preparing this pro forma condensed consolidating balance sheet. GECC has assumed that Full Circle's assessment of the fair market value of its assets is correct and will revise the valuation of Full Circle's assets and liabilities at the Effective Time as additional information becomes available and as GECC performs additional valuation work.

        Once the Merger has closed, GECC will complete the purchase price allocation after performing a valuation of Full Circle's assets and liabilities at the level of detail necessary to finalize the purchase price allocation. Differences between these preliminary estimates and the final acquisition accounting will occur and these differences could have a material impact on the pro forma condensed consolidating balance sheet and GECC's future results of operation and financial position.

        Transaction Costs.    Acquisition related transaction costs (e.g., investment banker, advisory, legal, valuation, and other professional fees) have not been included as a component of consideration transferred, but instead must be expensed as incurred. The pro forma balance sheet reflects the anticipated transaction costs of both companies as accrued expenses with a corresponding decrease in stockholders equity and net asset value in the pro forma condensed consolidating balance sheet. The costs that Full Circle, MAST, Great Elm Capital Group and GECC may ultimately incur could differ materially from these amounts.

        Accounting Policies.    In order to prepare the pro forma financial statements, GECC performed a preliminary review of Full Circle's accounting policies to identify significant differences. After the Merger is completed, GECC will conduct an additional review of GECC's accounting policies to determine if differences in accounting policies require further adjustment or reclassification of Full Circle's results of operations, assets or liabilities to conform to GECC's accounting policies and classifications. As a result of that review, GECC may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the pro forma financial statements. GECC will have a December 31 fiscal year end and Full Circle has a June 30 fiscal year end.

        Limitations.    The pro forma condensed combining balance sheet is presented for informational purposes only and the pro forma condensed combining balance sheet is not necessarily indicative of what GECC's financial position would actually have been had GECC been incorporated, the Formation Transactions been completed or the Merger had been completed on the date indicated. In addition, the pro forma condensed consolidating balance sheet does not purport to project the future financial position of GECC. There were no material transactions among Full Circle, the MAST Funds, Great Elm Capital Group or GECC that would need to be eliminated.

Note 2. The Merger

        Upon completion of the Merger, Full Circle stockholders will receive 0.2219 shares of GECC common stock for each share of Full Circle common stock. The exchange ratio is fixed and will not be adjusted for changes in the market value of shares of Full Circle common stock or net asset value.

        The Merger Agreement provides that before the Effective Time, the Full Circle Board will declare the Special Distribution. The amount of the Special Distribution will be $5,000,000, plus Full Circle's Undistributed Net Investment Income from March 31, 2016 through the Measurement Date, plus the amount of net investment income paid or accrued on Full Circle's investment portfolio and cash from the Measurement Date through the Effective Time.

        The exchange ratio will be determined based on Full Circle's and GECC's respective net asset values as of the Measurement Date. GECC's net asset value is to be determined giving effect to the transactions contemplated by the Subscription Agreement as if such transactions had been completed as of the Measurement Date.

        The pro forma condensed consolidating balance sheet is presented as if the Measurement Date were March 31, 2016, although the Measurement Date was subsequent to March 31, 2016. Full Circle's and GECC's net asset value will continue to fluctuate until the Merger is completed and the market value of the GECC common stock issued as merger consideration is unknown. As a result, the consideration assumed for purposes of this pro forma condensed consolidating balance sheet will differ, and that difference may be material.

Note 3. The Formation Transactions

        Pursuant to the Subscription Agreement, on June 23, 2016, Great Elm Capital Group contributed $30,000,000 to GECC in exchange for 30 shares of GECC common stock and on the Measurement Date, GECC will issue additional shares of its common stock to Great Elm Capital Group so that the total number of shares held by Great Elm Capital Group immediately before the Merger will equal (a) $30,000,000 minus 25% of GECC's costs associated with the Merger and the Formation Transactions divided by (b) $15.00.

        Pursuant to the Subscription Agreement, the MAST Funds will contribute a portfolio of debt investments to GECC. The special purpose schedule of investments included in this document describes that portfolio as of June 30, 2016. The MAST Funds may adjust the portfolio in certain respects as of the Measurement Date. GECC will issue shares of its common stock equal to (a) the fair market value of the securities contributed by the MAST Funds as of the Measurement Date minus 75% of GECC's costs associated with the Merger and the Formation Transactions divided by (b) $15.00.

        GECC agreed to reimburse MAST and Great Elm Capital Group's transaction costs if the transactions are completed. GECC has estimated its, MAST's and Great Elm Capital Group's aggregate transaction costs through the Effective Time will be approximately $2,000,000.

Note 4. Estimate of Consideration Expected to be Transferred

        In estimating the fair value of the merger consideration, or purchase price, GECC has assumed a price per share of GECC common stock of $15.00. The following is a preliminary estimate of the purchase price:

Full Circle net asset value as of the Measurement Date(a)	$81,029,673
Special distribution(b)	(6,098,038)
Estimated Full Circle transaction costs not deducted in determining net asset value as of the Measurement Date(c)	(3,348,000)

Estimate of consideration to be transferred	$71,583,635

(a)
Represents Full Circle's net asset value as of March 31, 2016.

(b)
Full Circle's accrued and unpaid interest as of March 31, 2016 was $1,098,038. There is no factual basis for estimating Full Circle Undistributed Net Investment Income from March 31, 2016 through the Effective Time. This amount includes the $5,000,000 fixed distribution specified in the Merger Agreement.

(c)
Full Circle's total transaction costs are estimated at $2,900,000 of which approximately $52,000 had been paid or accrued as of March 31, 2016.

Note 5. Pro Forma Shares

        Historical net asset value per share for Full Circle is calculated based on 22,427,243 shares of Full Circle common stock outstanding on March 31, 2016. For purposes of calculating pro forma net asset value per share, pro forma shares outstanding were determined as follows:

	Full Circle	Great Elm Capital Group	MAST Funds	Total
Net asset value(a)	$70,228,597	$29,500,000	$84,594,506	$184,323,103
Shares(b)	4,681,906	1,966,667	5,639,634	12,288,207
(a)
Reflects the amount in the applicable party's financial statements included in this document adjusted as contemplated in Note 5.

(b)
Reflects the GECC shares issuable per the Merger Agreement and the Subscription Agreement respectively as if the Measurement Date were March 31, 2016 and the Merger and the Formation Transactions were consummated as of such date.

        Reflects the GECC shares issuable per the Merger Agreement and the Subscription Agreement respectively as if the Measurement Date were March 31, 2016 and the Merger and the Formation Transactions were consummated as of such date.

CAPITALIZATION

        The following table sets forth GECC's (1) actual capitalization at June 30, 2016, (2) as adjusted capitalization after completion of the Formation Transactions and (3) as adjusted capitalization after the Formation Transactions and the Merger. You should read this table together with GECC's and Full Circle's balance sheets and the pro forma financial information included elsewhere in this document.

	Historical	As Adjusted for the Contribution of the Initial Great Elm Portfolio	As Adjusted for the Formation Transactions and the Merger
Cash and cash equivalents	$30,000,000	$28,400,000	$43,680,601
Indebtedness:
8.25% Notes payable due June 30, 2020			34,008,897
Stockholders equity:
Common Stock, par value $0.01 per share, 100,000,000 shares authorized (30 shares outstanding historical, 7,880,000 shares outstanding after the Formation Transactions, and 12,685,576 shares outstanding after the Formation Transactions and the Merger)	—	78,933	124,119
Additional paid in capital	30,000,000	118,321,067	184,198,984
Realized gains (losses)
Accumulated unrealized gains (losses)
Accumulated undistributed earnings

Total stockholders equity	$30,000,000	$118,400,000	$184,323,103

 MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

        Full Circle common stock trades on the NASDAQ Global Market under the symbol "FULL." Full Circle common stock has historically traded at prices both above and below net asset value. GECC common stock may trade below net asset value following the Merger.

        The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value per share of Full Circle's common stock, the range of high and low closing sales prices of Full Circle common stock, the closing sales price as a percentage of net asset value and the distributions declared by Full Circle.

				Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
		Price Range
						Cash Distributions per Share(3)
	NAV(1)	High	Low
Fiscal 2017
First Quarter (through September 26, 2016)	*	$2.70	$2.50	*	*	0.000
Fiscal 2016
Fourth Quarter	*	2.95	2.28			0.000
Third Quarter	$3.61	2.64	2.04	(27)%	(43)%	0.000
Second Quarter	3.76	3.27	2.41	(13)%	(36)%	0.105
First Quarter	4.00	3.60	3.00	(10)%	(25)%	0.105
Fiscal 2015
Fourth Quarter	4.30	3.84	3.46	(11)%	(20)%	0.105
Third Quarter	4.43	5.00	3.48	13%	(21)%	0.105
Second Quarter	5.48	6.58	4.43	20%	(19)%	0.201
First Quarter	$6.24	$7.98	$6.05	28%	(3)%	$0.201
(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Calculated as the respective high or low sales price less NAV, divided by NAV.

(3)
Represents the cash distribution declared in the specified quarter. Full Circle's monthly distributions, if any, will be determined by its board of the Full Circle Board on a quarterly basis.

*
Not determinable at the time of filing.

        On September 26, 2016, the last reported sales price of Full Circle's common stock was $2.67 per share.

        Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. Since Full Circle's initial public offering in August 2010, its shares of common stock have traded at both a discount and premium to the net assets attributable to those shares. As of June 23, 2016, Full Circle's shares of common stock traded at a discount equal to approximately 24% of the net assets attributable to those shares based upon its net asset value as of March 31, 2016. It is possible that the shares of GECC common stock will trade below net asset value. Closed-end fund shares trade frequently at a discount from net asset value, which creates a risk of loss for investors acquiring shares in the initial public offering.

        Full Circle will declare a Special Distribution to record holders of shares of Full Circle common stock immediately before the Effective Time. See "Description of the Merger Agreement—Dividends and Distributions."

        Both Full Circle and GECC intend to distribute a minimum of 90% of their ordinary income and net realized short-term capital gains in excess of realized net long-term capital losses, if any, to their stockholders. The amount of such distributions will be determined by each of their board of directors. To the extent the taxable earnings for any fiscal year fall below the total amount of distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to stockholders. Thus, the source of a distribution to a stockholder may be the original capital invested by the stockholder rather than taxable ordinary income or capital gains.

        You should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is taxable ordinary income or capital gains.

        There can be no assurance that Full Circle or GECC will achieve investment results or maintain a tax status that will permit any particular level of distribution payment. Their respective ability to make distributions is limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see "Regulation as a Business Development Company."

        Both Full Circle and GECC have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under such dividend reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of such dividend reinvestment plan by delivering a written notice to the distribution paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of such dividend reinvestment plan.

GECC

Business of GECC

        GECC is a newly formed, externally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act prior to the consummation of the Merger. GECC is an "emerging growth company" within the meaning of the JOBS Act, and, as such, is subject to reduced public company reporting requirements. GECC's investment objective is to seek to generate both current income and capital appreciation, while seeking to protect against risk of capital loss, by investing predominantly in the debt securities of middle market companies, which GECM defines as companies with enterprise values between $100.0 million and $2.0 billion. GECC's investment objectives may be changed without a vote of the holders of a majority of voting securities. GECC will be managed by GECM, which will also provide the administrative services necessary for GECC to operate.

        GECC will seek to generate current interest and capital appreciation by investing in the capital structures of predominately middle-market companies that operate in a diverse range of industries. GECC expects to make multi-year investments primarily in secured and senior unsecured debt instruments that it purchases in the secondary markets, though it may also originate investments or acquire them directly from issuers. GECC believes that out-of-favor companies can offer the best risk-adjusted returns and will, therefore, likely invest in companies that have high leverage or operate in industries experiencing cyclical declines. Investments in these companies may trade at discounts to their original issue prices. GECC will seek to protect against risk of loss by investing in borrowers with tangible and intangible assets, where GECM believes asset values are expected to or do exceed the market value of the debt that is senior or ranks in parity with GECC's investment. GECC will seek investments whose total return potential (interest income plus capital appreciation and fees, if any) appropriately recognizes potential investment risks. GECM's investment process includes a focus on an investment's related contractual documents, as it seeks to identify rights that enhance an investment's risk protection and avoid those that compromise potential returns or recoveries. GECC may also make investments in subordinated debt, mezzanine debt, and equity or equity-linked financial instruments.

Investment Manager and Administrator

        GECC will be managed by GECM, whose investment team has an aggregate of more than 100 years of experience in the aggregate financing and investing in leveraged middle market companies. GECM's team is led by Peter A. Reed, who has been employed by MAST since 2004. Senior members of GECM's investment team are expected to include Adam M. Kleinman, John S. Ehlinger and Adam W. Yates. The GECM investment team has deployed more than $17.0 billion into more than 550 issuers across 20+ jurisdictions over its 14 year history under MAST.

        GECC expects to benefit from the ability of GECM's investment team to identify attractive risk-adjusted investment opportunities, conduct diligence on and value prospective investments, negotiate investment terms, secure collateral against GECC's loans and notes and manage and monitor a portfolio of those investments. GECM's investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, investment firms, other financial services companies and law firms, as well as in operating roles, and have collectively developed a broad network of contacts to provide GECC with its principal source of investment opportunities.

Investment Selection

        GECM employs a team of investment professionals with extensive experience in leveraged finance. The sector-focused research team performs rigorous fundamental research at both the industry and company level. Through in-depth industry coverage, GECM's investment team seeks to develop a thorough understanding of the fundamental market, sector drivers, mergers and acquisition activity, security pricing and trading and new issue trends. GECM's investment team believes that understanding industry trends is an element of investment success. The members of GECM's investment team believe that by concentrating intensive research efforts on a smaller selection of credits, they can obtain a significant competitive advantage and deliver outperformance over a credit cycle.

Idea Generation, Origination and Refinement

        Idea generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, financial advisors, other investors, services providers such as lawyers and accountants, as well as current and former clients, portfolio companies and investors. GECM's investment team is expected to supplement these lead sources by also utilizing broader research efforts, such as attendance at prospective borrower industry conferences and an active calling effort to brokers and investment bankers. They will focus their idea generation and origination efforts on middle-market companies. In screening potential investments, GECM's investment team utilizes a value-oriented investment philosophy with analysis and research focused on the preservation of capital. GECC has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. GECM's process requires focus on the terms of the applicable contracts and instruments perfecting security interests. GECM's criteria provide general guidelines for GECM investment committee's decisions; however, not all of these criteria will be met by each prospective portfolio company in which they choose to invest.

        Asset Based Investments. Debt issued by firms with negative free cash flow but where GECM's investment thesis is based on the value of the collateral or the issuer's assets. This type of investment focuses on expected realizable value of the issuer's assets.

        Enterprise Value Investments. Debt issued by firms whose business generates free cash flow to service the debt with a margin of safety and the enterprise value of the firm represents the opportunity for principal to be repaid by refinancing or in connection with a merger and acquisition transaction. These investments focus on the going concern value of the enterprise.

        Other Loans. The issuer has the ability to pay interest and principal of its debt out of expected free cash flows from its business. These investments focus on the sustainability and defensibility of cash flows from the business.

Due Diligence

        GECM's due diligence typically includes:

  •
  Analysis of the credit documents by GECM's investment team (including the members of the team with legal training and years of professional experience). GECM will engage outside counsel when necessary as well;

  •
  review of historical and prospective financial information;

  •
  research relating to the company's management, industry, markets, customers, products and services and competitors and customers;

  •
  verification of collateral;

  •
  interviews with management, employees, customers and vendors of the potential portfolio company; and

  •
  informal or formal background and reference checks.

        Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the diligence process present the opportunity to GECM's investment committee, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on GECC's behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside third-party advisers, as appropriate.

Approval of Investment Transactions

        GECM's procedures call for each new investment under consideration by the GECM's analysts to be preliminarily reviewed at weekly meetings of GECM's investment team. GECM's investment team then prepares a summary of the investment, including a financial model and risk cases and a legal review checklist. GECM's investment committee then will hold a formal review meeting and following approval of a specific investment, authorization is given to GECM's traders, including execution guidelines.

        GECM's investment analysts will conduct periodic reviews of the positions for which they are responsible with members of GECM's investment committee. On a quarterly basis, formal reviews of each position are to be conducted by GECM's investment committee.

        GECM's investment analysts and members of the GECM investment committee will jointly decide when to sell a position. The sale decision will then be given to GECM's traders, who will execute the trade in consultation with the analyst and the applicable member of GECM's investment committee.

Ongoing Relationship with Portfolio Companies

        As a business development company, GECC will offer, and must provide upon request, significant managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of GECC's portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.

        GECM's investment team will monitor GECC's portfolio companies on an ongoing basis. It will monitor the financial trends of each portfolio company and its respective industry and to assess the appropriate course of action for each investment. GECC's ongoing monitoring of a portfolio company will include both a qualitative and quantitative analysis of the company and its industry.

Valuation Procedures

        GECC will value its assets, pursuant to which its net asset value is determined, consistent with GAAP and the 1940 Act. GECC's valuation procedures are set forth in more detail below:

        Securities for which market quotations are readily available on an exchange will be valued at such price as of the closing price on the day of valuation.

        For securities for which a trading market exists that is not an exchange, GECC will obtain quotes from pricing services or brokers or dealers in order to value assets. When doing so, GECC will determine whether the quote obtained is sufficient to determine the fair value of the security.

        Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of GECM or GECC's board of directors, does not represent fair value will each be valued as follows:

  •
  each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment;

  •
  preliminary valuation conclusions are documented and discussed with GECC's senior management;

  •
  independent third-party valuation firms engaged by, or on behalf of, GECC's board of directors will conduct independent appraisals and/or review management's preliminary valuations or make their own assessment for all material assets; and

  •
  GECC's board of directors will discuss valuations and determine the fair value of each investment in GECC's portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

        The recommendation of fair value is generally based on the following factors, as relevant:

  •
  the nature and realizable value of any collateral;

  •
  the portfolio company's ability to make payments;

  •
  the portfolio company's earnings and discounted cash flow;

  •
  the markets in which the issuer does business; and

  •
  comparisons to publicly traded securities.

        Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

  •
  private placements and restricted securities that do not have an active trading market;

  •
  securities whose trading has been suspended or for which market quotes are no longer available;

  •
  debt securities that have recently gone into default and for which there is no current market;

  •
  securities whose prices are stale;

  •
  securities affected by significant events; and

  •
  securities that the investment adviser believes were priced incorrectly.

        Determination of fair value involves subjective judgments and estimates.

Staffing

        GECC does not currently have any employees. Mr. Reed is GECC's chief executive officer and president and GECM's chief investment officer. The services of Mr. Sell, who is expected to be appointed GECC's chief financial officer, treasurer and secretary upon completion of the Merger, and Robert Wilson, GECC's chief compliance officer, will be provided by GECM under the Administration Agreement.

Competition

        GECC competes for investments with other BDCs and investment funds (including private equity funds, hedge funds, mutual funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks, direct lending funds and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in the types of portfolio companies GECC intends to target. Many of these entities have greater financial and managerial resources than GECC does.

Properties

        GECC's executive offices are located at 200 Clarendon Street, 51st Floor, Boston, MA 02116 and are provided by GECM under the Administration Agreement. GECC believes that its office facilities are suitable and adequate for its business as it is currently contemplated to be conducted.

Legal Proceedings

        Neither GECC nor GECM is currently subject to any material legal proceedings, nor, to GECC's knowledge, is any material legal proceeding threatened against GECC or against GECM. From time to time, GECC or GECM may be a party to legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of GECC's rights under contracts with GECC's portfolio companies.

Expected Operating Plans

Investments

        GECC's investment strategy is described above under "Business of GECC."

Revenues

        GECC plans to generate revenue primarily from:

  •
  interest accrued on its debt investments;

  •
  accretion of market discounts that are ultimately realized in the sale, payoff or refinancing of its debt investments;

  •
  commitment, origination, structuring, consent or diligence fees; and

  •
  appreciation of equity.

Expenses

        GECC's primary operating expenses will include the payment of:

  •
  investment advisory fees to GECM

  •
  GECC's allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement;

  •
  interest expenses; and

  •
  other operating expenses as detailed below.

        GECC's investment advisory fee will compensate GECM for its work in identifying, evaluating, negotiating, closing, monitoring and servicing GECC's investments. See "GECC Investment Management Agreement." GECC will bear all other expenses of its operations and transactions, including (without limitation):

  •
  organizational expenses of GECC and all of Great Elm Capital Group's and the MAST Funds' out of pocket costs incurred in connection with the transactions contemplated by the Subscription Agreement;

  •
  fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the investments of GECC, including, among others, professional fees (including the fees and expenses of counsel, consultants and experts) and fees and expenses relating to, or associated with, evaluating, monitoring, researching and performing due diligence on investments and prospective investments (including payments to third party vendors for financial information services);

  •
  out-of-pocket fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the provision of managerial assistance to those portfolio companies of GECC that request such assistance from GECC and to which GECC agrees to provide such services to under the 1940 Act (exclusive of the compensation of any investment professionals of GECM);

  •
  interest or other costs associated with debt, if any, incurred to finance GECC's business;

  •
  fees and expenses in connection with GECC's membership in investment company organizations;

  •
  brokers' commissions;

  •
  investment advisory and management fees;

  •
  fees and expenses associated with calculating GECC's net asset value (including the costs and expenses of any independent valuation firm);

  •
  fees and expenses relating to offerings of GECC's common stock and other securities;

  •
  legal, auditing or accounting expenses;

  •
  federal, state and local taxes and other governmental fees;

  •
  the fees and expenses of GECM, in its role as the administrator, and any sub-administrator to GECC, GECC's transfer agent or sub-transfer agent, and any other amounts payable under the Administration Agreement, or any similar administration agreement or sub-administration agreement to which GECC may become a party;

  •
  the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of securities of GECC;

  •
  the expenses of and fees for registering or qualifying shares of GECC for sale and of maintaining the registration of GECC and registering GECC as a broker or a dealer;

  •
  the fees and expenses of the directors of GECC who are not interested persons (as defined in the 1940 Act);

  •
  the cost of preparing and distributing reports, proxy statements and notices to stockholders, the SEC and other governmental or regulatory authorities;

  •
  costs of holding stockholders meetings;

  •
  listing fees;

  •
  the fees or disbursements of custodians of GECC's assets, including expenses incurred in the performance of any obligations enumerated by the articles of incorporation or bylaws of GECC insofar as they govern agreements with any such custodian;

  •
  any amounts payable under the Administration Agreement;

  •
  GECC's allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

  •
  GECC's allocable portion of the costs associated with maintaining any computer software, hardware or information technology services (including information systems, Bloomberg or similar terminals, cybersecurity and related consultants and email retention) that are used by GECC or by GECM or its respective affiliates on behalf of GECC (which allocable portion shall exclude any such costs related to investment professionals of GECM providing services to GECC);

  •
  direct costs and expenses incurred by GECC or GECM in connection with the performance of administrative services on behalf of GECC, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, independent auditors and outside legal costs;

  •
  all other expenses incurred by GECC or GECM in connection with administering GECC's business (including payments under the Administration Agreement based upon GECC's allocable portion of GECM's overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of GECC's chief financial officer and chief compliance officer and their respective staffs (including reasonable travel expenses); and

  •
  costs incurred by GECC in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with the business of GECC and the amount of any judgment or settlement paid in connection therewith, or the enforcement of GECC's rights against any person and indemnification or contribution expenses payable by GECC to any person and other extraordinary expenses of GECC not incurred in the ordinary course of GECC's business.

Financial Condition, Liquidity and Capital Resources

        GECC will generate earnings on Full Circle's cash and investment portfolio, the Initial GECC Portfolio and investment of the cash contributed by Great Elm Capital Group and subsequent investments of proceeds from these assets, borrowings and potential future equity financings.

        GECC's asset base will initially be comprised of Full Circle's cash and investment portfolio, the Initial GECC Portfolio and the cash contributed by Great Elm Capital Group. GECC will become a party to Full Circle's subordinated notes. GECC expects to enter into a credit facility allowing it to increase its asset base without diluting stockholders' pro rata interests in GECC.

        GECC's primary use of funds will be investments in portfolio companies, cash distributions to holders of GECC's common stock (primarily from investment net income and net realized capital gains), and the payment of operating expenses. As of March 31, 2016, GECC's pro forma cash resources were approximately $43.7 million and on a pro forma basis it had approximately $33.7 million of indebtedness, at face value.

        As a BDC, GECC will generally have an ongoing need to raise additional capital for investment purposes. As a result, GECC expects, from time to time, to access the debt and equity markets when GECC believes it is necessary and appropriate to do so. In this regard, GECC will explore various options for obtaining additional debt or equity capital for investments. This may include the issuance of additional shares of GECC common stock, possibly at prices below GECC's then current net asset value per share. If GECC is unable to obtain leverage or raise equity capital on terms that are acceptable to GECC, GECC's ability to grow its portfolio will be substantially impacted.

Distribution Policy

        GECC intends to distribute monthly distributions to its stockholders, beginning in the second full calendar month after the Effective Time. GECC's distributions, if any, will be determined by GECC's board of directors. Any dividends or other distributions to GECC's stockholders will be declared out of assets legally available for distribution.

        GECC intends to elect, and intends to qualify annually thereafter, to be taxed as a RIC beginning with its Second Taxable Year. To obtain and maintain RIC tax treatment, GECC must, among other things, distribute at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. GECC currently intends to distribute during each calendar year an amount at least equal to the sum of:

  •
  98% of its ordinary income for the calendar year;

  •
  98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and

  •
  any ordinary income and net capital gains for preceding years that were not distributed during such years and on which GECC paid no federal income tax.

        In addition, although GECC currently intends to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, GECC may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains GECC retains and reinvested the net after tax proceeds in GECC. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax GECC paid on the capital gains deemed distributed to you. See "Certain Material U.S. Federal Income Tax Considerations."

        GECC's current intention is to make any distributions in additional shares of GECC's common stock under GECC's dividend reinvestment plan out of assets legally available therefor, unless you elect to receive your distributions and/or long-term capital gains distributions in cash. See "GECC—Dividend Reinvestment Plan." If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

        GECC can offer no assurance that it will achieve results that will permit the payment of any cash distributions and, if it issues senior securities, it will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of its borrowings.

Exemptive Relief

        Following the Merger, GECC intends to apply to the SEC for exemptive relief that will allow GECC to co-invest, together with other investment vehicles managed by GECM or MAST, in specific investment opportunities. GECC is unable to predict whether or not the SEC will grant the requested exemption. If the SEC does not provide the requested exemption, GECM will allocate investment opportunities to different investment vehicles in accordance with its allocation policies.

Stock Repurchase Program

        Following the Merger, GECC will implement a stock repurchase program for the 18 months following the closing of the Merger pursuant to Rule 10b5-1 of the Exchange Act to repurchase shares of GECC in an aggregate amount of up to $15.0 million at market prices at any time the shares trade below 90% of NAV, subject to compliance by GECC with any of its liquidity, covenant, leverage and regulatory requirements.

Formation Transactions

        On June 23, 2016, concurrent with signing the Merger Agreement, GECC entered into the Subscription Agreement. Per the Subscription Agreement, Great Elm Capital Group contributed $30.0 million to GECC. Prior to the Merger and the filing of GECC's election to be regulated as a BDC under the 1940 Act, per the Subscription Agreement, GECC will acquire the Initial GECC Portfolio from the MAST Funds. The portfolio investments to be acquired in connection with the Initial GECC Portfolio acquisition will represent the entire investment portfolio of GECC prior to the Merger.

        As a result of the transactions contemplated by the Subscription Agreement, the MAST Funds will own approximately 75% of the pre-Merger outstanding shares of GECC common stock and Great Elm Capital Group will own 25% of the pre-Merger outstanding shares of GECC common stock.

        The net asset value of each of GECC and Full Circle will be calculated as set forth in the disclosure letter each party delivered to the other. Not later than the 15th day of every calendar month after June 30, 2016, and until the registration statement on Form N-14 (of which this document is a part) is first mailed to Full Circle's stockholders,

(1) Full Circle will deliver to GECC a calculation of Full Circle's net asset value and (2) GECC will deliver to Full Circle a calculation of GECC's pro forma net asset value, in each case as of the last day of the calendar month immediately preceding the date of delivery. Full Circle and GECC each will give the other party and its representatives reasonable access to the individuals who have prepared each such calculation and to such information, books, records and work papers as may be reasonably requested in order to assist it with its review of such calculation.

Initial GECC Portfolio

        The following table sets forth certain information as of August 31, 2016 for each portfolio company included in the Initial GECC Portfolio. Percentages shown for class of investment securities held by GECC represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security GECC may own assuming GECC exercises its warrants or options before dilution.

        GECC directly or indirectly owns less than 5% of the outstanding voting securities, and is therefore not deemed to be an affiliate, of each of the portfolio companies listed on the table below. GECC offers to make significant managerial assistance to certain of GECC's portfolio companies. GECC may also receive rights to observe the meetings of GECC's portfolio companies' boards of directors.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest	Maturity		Par Amount/ Quantity	Cost	% of Class Held		Fair Value
Avanti Communications Group plc, Cobham House, 20 Black Friars Lane, London, EC4V 6EB, United Kingdom	Wireless Telecommunications Services	Sr. Secured Notes	10.00%	10/1/2019		$75,035,357	$74,217,628		+	$54,628,578

Everi Payments Inc., 7250 S. Tenaya Way, Suite 100, Las Vegas, NV 89113	Hardware	Sr. Unsecured Notes	10.00%	1/15/2022		$12,289,000	$11,378,696		+	$11,581,383

Optima Specialty Steel, Inc., 200 S. Biscayne Blvd., Suite 5500, Miami, FL 33131	Metals and Mining	Sr. Secured Notes	12.50%	12/15/2016		$15,100,000	$15,120,264		+	$13,725,900

Tallage Lincoln, LLC, 165 Tremont Street, Suite 305, Boston, MA 02111	Real Estate Services	Sr. Secured Term Loan	10.00%	5/21/2018		$481,772	$481,772		+	$208,452

Tallage Adams, LLC, 165 Tremont Street, Suite 305, Boston, MA 02111	Real Estate Services	Sr. Secured Term Loan	10.00%	12/12/2016	++	$195,895	$195,895		+	$387,692

Trilogy International Partners, LLC, P.O. Box 1988, Bellevue, WA 98009	Wireless Telecommunications Services	Sr. Secured Notes	13.375%	5/15/2019		$10,000,000	$9,900,000		+	$10,005,000

Total Portfolio							$111,294,255			90,537,005

+
Investment is a debt instrument and thus the percentage of class does not apply.

++
Maturity date was extended in October 2013.

        The above investments were selected through a negotiated process involving the MAST Funds and the Special Committee in connection with the negotiation and execution of the Merger Agreement. Investments were initially selected by the MAST Funds based on a number of factors, including the attractiveness of an investment's risk return profile, its relative liquidity and expected repayment date, the size of the MAST Funds' overall holdings in a portfolio company, and the appropriateness of an investment for inclusion in a BDC portfolio based on regulatory and tax considerations. The MAST Funds did not give a greater weight to any of the above factors, but instead viewed all of the factors together as a whole when considering which investments to select for transfer to GECC. In addition, each of the above investments was reviewed by the Special Committee in connection with its evaluation of the terms of the Merger Agreement and certain assets were rejected by the Special Committee in the course of the negotiations. The remaining portfolio assets of the MAST Funds after contribution of the Initial GECC Portfolio will generally consist of less liquid assets, such as equity in non-public companies, investments where the MAST Funds would have faced difficulty in transferring their entire position, or debt instruments that have an expected yield below that which would normally be required in a BDC portfolio.

        The portfolio investments comprising the Initial GECC Portfolio collectively performed materially better over the three year period ending August 31, 2016, taking into account changes in fair value, realized gains and losses and investment income, than the debt investments (excluding the Initial GECC Portfolio) that will be retained by the Mast Funds, taken together as a whole, and generally performed comparably over the same period with the entire portfolio of assets (excluding the Initial GECC Portfolio) that will be retained by the Mast Funds after completion of the Merger, taken together as a whole.

Portfolio Company Descriptions

        Set forth below is a brief description of each portfolio company representing greater than 5% of the fair market value of the Initial GECC Portfolio.

        Avanti Communications. Avanti is a leading provider of satellite-enabled data communications services in Europe, the Middle East and Africa. Avanti's network consists of: two high throughput satellites, HYLAS 1 and HYLAS 2; a multiband satellite, Artemis; two satellites that are not yet launched, HYLAS 3 and HYLAS 4; and an international fiber network connecting data centers in several countries. Avanti's satellites primarily operate in the Ka band frequency range. The Ka band allows for the delivery of greater capacity at faster speeds than Ku band capacity. Avanti has announced that it is seeking a waiver from its note holders to permit a one time, PIK payment for the interest payment due October 1, 2016.

        On July 7, 2016, Avanti announced that under certain circumstances it may not have access to sufficient liquidity to meet its funding requirements through the second quarter of 2017. On July 11, 2016, Avanti announced the undertaking of a strategic review to consider all financial and strategic options, including a sale of the company pursuant to the City Code on Takeovers and Mergers. Following these announcements, on July 14, 2016, Moody's downgraded Avanti's 10% senior secured bonds due 2019.

        On September 16, 2016, Avanti announced that it had recently entered into constructive discussions with certain of its largest bondholders (the "Investor Group") representing approximately 60% of its senior secured notes (the "Avanti Notes") with the dual goals of addressing near-term liquidity needs and developing a stable long term platform for the company. As a result, Avanti on that same date announced that it was launching a consent solicitation process to facilitate paying the October 1 coupon on the Avanti Notes in kind in lieu of cash. In order to further support the strategic review process, Avanti also announced that it had entered into binding agreements with certain suppliers to defer approximately $39 million of capital expenditure payments to the third quarter of fiscal 2017.

        Pursuant to the consent solicitation, if holders of at least 90% in aggregate principal amount of the Avanti Notes (the "90% Consent Threshold") validly deliver (and do not revoke) their consent to the proposed PIK amendment prior to the early consent time, the full amount of the October coupon, together with a PIK consent payment, will be paid-in-kind via the issuance of additional Avanti Notes. If the 90% Consent Threshold is not met, the October coupon will be paid in the form of additional Avanti Notes only to those holders that delivered consents prior to the expiration time, while non-consenting holders will continue to be paid the October coupon in cash using cash currently available on the Avanti's balance sheet. Per the consent solicitation, if Avanti fails to meet the 90% Consent Threshold, then it could also elect, with the consent of the Investor Group, to terminate the portion of the consent solicitation related to the proposed PIK amendment and instead enter into a forbearance agreement with consenting holders. Under the forbearance agreement, holders would, among other things, agree not to accelerate or take enforcement action on the basis of an event of default under the indenture as a result of any non-payment of the October coupon on the Avanti Notes. We cannot assure you that Avanti will be successful in achieving the 90% Consent Threshold with respect to its consent solicitation, or if it will be successful in negotiating a forbearance agreement in the event it fails to achieve the required 90% Consent Threshold pursuant to its consent solicitation.

        If there is an event of default under the indenture and the Avanti Notes are accelerated, Avanti has indicated that it believes it would have insufficient liquidity and capital market access to pay the obligations under the Avanti Notes. You should be aware that Avanti has indicated that it believes that, under such circumstances, it would consider other restructuring options, such as entering into an insolvency procedure under English law or by filing for Chapter 11 protection under the United States Bankruptcy Code, the consequences of which could include a reduction in the value of the assets available to satisfy the Avanti Notes and the imposition of costs and other additional risks on holders of the Avanti Notes, including a material reduction in the value of the notes and their potential conversion to equity interests in Avanti. In such an event, we cannot assure you that GECC will fully recover its current investment in Avanti.

        Trilogy International. Trilogy International Partners (Trilogy) is a privately held wireless telecom operator based in the U.S., with majority stakes in operating businesses in Bolivia and New Zealand. Trilogy provides data and voice services to cellular customers in Bolivia and New Zealand, and wireline connectivity services to residential customers and enterprises in New Zealand. Trilogy has over 3,700,000 subscribers globally, approximately 1.5x the number of subscribers they serviced 5 years ago.

        Optima Specialty Steel. Optima Specialty Steel, Inc. (Optima) is a leading independent manufacturer and processor of special bar quality and merchant bar quality hot rolled steel bars, value-added precision-tolerance, cold drawn seamless tubes and high quality engineered cold finished steel bars in the U.S. Optima sells its products directly to original equipment manufacturers, as well as to distributors. Furthermore, Optima sells its products into diversified end markets such as transportation (including automotive), energy (including oil and gas shale extraction), agriculture, power generation and yellow goods/construction equipment end markets.

        Everi Holdings. Everi Holdings Inc. (Everi) provides a variety of products and services to the gaming industry in North America, operating in two key business segments (1) the Payments division; and (2) the Games division. In the Payments division, Everi is a market-share leading provider of payment products and solutions to the casino industry; these products range from ATM and credit card transaction processing to data analytics and full-service kiosks on the casino floor. In the Games division, Everi generates revenue by selling and leasing slot machines to casino operators.

Portfolio Composition

        Set forth below is a list of the industries that comprised the Initial GECC Portfolio as of August 31, 2016, in each case calculated as a percentage of the total Initial GECC Portfolio investments as of such date.

Targeted Industries	Fair Value	% of Total Investments (at fair value)
Wireless Telecommunications Services	$64,633,578	71.39%
Metals and Mining	13,725,900	15.16%
Real Estate Services	596,144	0.66%
Hardware	11,581,383	12.79%

	$90,537,005	100.00%

Management

        The business and affairs of GECC are managed under the direction of GECC's board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of GECC's assets. Subsequent to completion of the Merger, GECC's board of directors will consist of five members, three of whom will not be "interested persons" of GECC as defined in Section 2(a)(19) of the 1940 Act. GECC refers to these individuals as GECC's independent directors. GECC's board of directors elects GECC's officers, who will serve at the discretion of GECC's board of directors. GECC's board of directors maintains an audit committee, a compensation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary.

Board of Directors

        Under GECC's charter, GECC's directors will be divided into three classes. Directors are elected for staggered terms, with the term of office of only one of these three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. The first class of directors will serve a one-year term, the second class of directors will serve a two-year term and the third class of directors will serve a three-year term, with each class of directors beginning at the Effective Time, after which each class of directors will serve three year terms.

        Information regarding the board of directors subsequent to completion of the Merger is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Mark C. Biderman	70	Director	*	2017
Eugene I. Davis	60	Director	2016	2017
Mark Kuperschmid	53	Director	2016	2018
Interested Directors
Peter A. Reed	36	Director and Chairman of the Board	2016	2019
John E. Stuart	50	Director	*	2018
*
A current director of Full Circle that is expected to be appointed to GECC's board of directors concurrent with consummation of the Merger.

        Mark C. Biderman serves as a member of the Full Circle Board and as chairman of Full Circle's audit committee. Mr. Biderman also serves as the chairman of the Special Committee. Mr. Biderman currently serves as a member of the board of directors and audit committee of Apollo Commercial Real Estate Finance, Inc., a real estate investment trust. Mr. Biderman also serves as a director and as the chairman of the audit committee of Atlas Energy Group, LLC. Mr. Biderman served as a member of the board of directors and audit committee of Atlas Energy GP, LLC, the general partner of Atlas Energy, L.P., a midstream energy service provider, from February 2011 until February 2015. Mr. Biderman served as a member of the board of directors of Atlas Energy, Inc., an independent natural gas producer, from July 2009 through February 2011. Mr. Biderman served as vice chairman of National Financial Partners, Corp. (NFP), a financial services company focused on distributing financial products, from September 2008 through December 2008. From November 1999 until September 2008, Mr. Biderman served as NFP's executive vice president and chief financial officer. From May 1987 to October 1999, Mr. Biderman served as managing director and head of the Financial Institutions Group at CIBC World Markets, an investment banking firm, and its predecessor, Oppenheimer & Co., Inc. (Oppenheimer). Prior to investment banking, he was an equity research analyst covering the commercial banking industry. Mr. Biderman was on the "Institutional Investor" All American Research Team from 1973 to 1985 and was First Team Bank Analyst in 1974 and 1976. Mr. Biderman chaired the Due Diligence Committee at CIBC and served on the Commitment and Credit Committees. Mr. Biderman serves on the Board of Governors and as treasurer of Hebrew Union College-Jewish Institute of Religion and on the Advisory Council of the Program in Judaic Studies of Princeton University. Mr. Biderman is a Chartered Financial Analyst and brings extensive financial expertise to the board of directors as well as to the audit committee. Mr. Biderman earned a B.S.E. from Princeton University in 1967 and an M.B.A. from Harvard Graduate School of Business Administration in 1969.

        Eugene I. Davis is the chairman and chief executive officer of PIRINATE Consulting Group, LLC, a consulting company. Prior to founding PIRINATE Consulting in 1999, Mr. Davis served as chief operating officer of Total-Tel Communications, Inc, a communications company. Prior to that, Mr. Davis served as president, vice chairman and director of Emerson Radio Corp, a consumer electronics company. Mr. Davis also practiced law as partner/stockholder & head of Corporate & Securities Practice for Holmes, Millard & Duncan, P.C., in Dallas, Texas; as partner at Arter & Hadden in Dallas, Texas; and as an associate at Akin, Gump, Strauss, Hauer & Feld in Dallas, Texas, where he specialized in corporate and securities law and was involved in numerous public and private debt and equity securities offerings, asset based financing transactions, debt restructurings, and domestic and international acquisitions. Mr. Davis earned a B.A. in International Politics, a Master's Degree in International Affairs, and a J.D. from Columbia University. He continues to serve Columbia College as a Member of the Board of Visitors. Mr. Davis is also a member of the Board of Directors of Bluestem Group Inc. (formerly, Capmark Financial Group Inc.), Verso Corporation, Genco Shipping & Trading Ltd., Spectrum Brands Holdings, Inc., WMIH Corp, U.S. Concrete, Inc. During the past five years, Mr. Davis has also been a director of Ambassadors International, Inc., American Commercial Lines Inc., Atlas Air Worldwide Holdings, Inc., Delta Airlines, Dex One Corp., Foamex International Inc., Footstar, Inc., Global Power Equipment Group Inc., Granite Broadcasting Corporation, GSI Group, Inc., Ion Media Networks, Inc., JGWPT Holdings Inc., Knology, Inc., Media General, Inc., Mosaid Technologies, Inc., Ogelbay Norton Company, Orchid Cellmark, Inc., PRG-Schultz International Inc., Roomstore, Inc., Rural/Metro Corp., SeraCare Life Sciences, Inc., Silicon Graphics International, Smurfit-Stone Container Corporation, Solutia Inc., Spansion, Inc., The Cash Store Financial Services, Inc., Tipperary Corporation, Trump Entertainment Resorts, Inc., Viskase, Inc. (not a public corporation since 2008) and YRC Worldwide, Inc.

        Mark Kuperschmid has been a private investor/advisor during the past decade across a variety of industries, and he has served in operating roles or provided strategic consulting services with respect to several investments. He previously served as Co-Head of Technology Investment Banking for Banc of America Securities and ran Trammell Crow Company's Northern California commercial real estate operation. He began his career as a financial analyst with Morgan Stanley in New York. Mark received his MBA from the Stanford Graduate School of Business and attended the University of Pennsylvania where he earned a B.S. in Finance and a B.A. in Economics, magna cum laude.

        Peter A. Reed is GECC's chairman and has served as one of Great Elm Capital Group's directors since May 2015. Mr. Reed is a Portfolio Manager and partner at MAST, a Boston-based registered investment adviser. Mr. Reed currently serves as a director of International Wire Group Holdings Inc., a wire products manufacturing company, and the chairman of the board of Nebraska Book Holdings, Inc, a retailer in the college bookstore industry. Prior to joining MAST in 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle market companies. Mr. Reed holds his B.S. in Business Administration with a concentration in Finance from Miami University in 2002. Mr. Reed is an "interested person" of GECC as defined in the 1940 Act due to his position as chief investment officer of GECM, GECC's investment adviser.

        John E. Stuart is Full Circle's chairman and is primarily responsible for overall investment strategies, portfolio management, growth and capital market initiatives. Mr. Stuart served as Full Circle's chief executive officer from Full Circle's formation until November 2013, and Full Circle's co-chief executive officer from November 2013 through February 8, 2015. In addition, Mr. Stuart is a managing member of Full Circle Advisors and a managing member of Full Circle Service Company. Mr. Stuart co-founded Full Circle Funding, LP in 2005 and is a managing partner. Prior to founding Full Circle Funding, LP, from 2002 to 2004, Mr. Stuart was managing member of Excess Capital LLC which provided financial advisory services and structured and funded equity and debt investments. Prior thereto he was co-founder and president of Titan Outdoor Holdings, a New York-based outdoor advertising company, between 1999 and 2002, and was a director until its sale in 2005. Prior thereto, Mr. Stuart was a managing director in the Corporate Finance Department of Prudential Securities Incorporated between 1996 and 1999. Mr. Stuart began his career at Oppenheimer where he was a member of the Mergers and Acquisitions Group and Corporate Finance Department from 1988 to 1996. Mr. Stuart received an A.B. from Brown University in 1988.

Executive Officers

Name	Age	Position
Peter A. Reed	36	Chief Executive Officer and President
Richard S. Chernicoff	51	Treasurer and Secretary
Robert Wilson	37	Chief Compliance Officer

        The address for each executive officer is c/o GECC, 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116.

        Richard S. Chernicoff has served as one of Great Elm Capital Group's directors since March 2014, as its Lead Independent Director since April 2014 and as chairman of the board since October 2015 and as its interim chief executive officer since July 2016. From March 2015 to May 2015, he served as interim general counsel and interim general manager of the commercialization business at Marathon Patent Group Inc., an intellectual property rights company, and he is a member of Marathon's board of directors. Mr. Chernicoff is a member of the board of directors of Diablo Technologies, Inc., a venture-backed privately-held semiconductor company. Prior to joining the Great Elm Capital Group board, Mr. Chernicoff was president of Tessera Intellectual Property Corp., a semiconductor company, from July 2011 to January 2013. Mr. Chernicoff was president of Unity Semiconductor Corp., a memory technology company, from December 2009 to July 2011. Prior to that, Mr. Chernicoff was with SanDisk Corporation, a flash memory company, from 2003 to 2009 where as senior vice president, Business Development, Mr. Chernicoff was responsible for mergers and acquisitions, financings and joint ventures. Mr. Chernicoff was a mergers and acquisitions partner in the Los Angeles office of the law firm Brobeck, Phleger & Harrison LLP from 2000 to 2003, and Mr. Chernicoff was a corporate lawyer in the Los Angeles office of Skadden Arps from 1995 to 2000. Prior to that, Mr. Chernicoff was a member of the staff of the SEC in Washington DC from 1993 to 1995. Mr. Chernicoff began his career as a certified public accountant with Ernst & Young LLP. Mr. Chernicoff has a B.S. in Business Administration from California State University Northridge and received a J.D. from St. John's University School of Law.

        Robert Wilson is GECC's chief compliance officer. Mr. Wilson is also MAST's chief financial officer and deputy CCO. Mr. Wilson oversees MAST's management company finance and tax accounting functions and supports Adam Kleinman in his oversight of the MAST's compliance program. He is also a member of MAST's Risk Committee, the Best Execution Committee and the Valuation Committee. Prior to joining MAST in 2014, Mr. Wilson was a vice president—fund accounting manager at JP Morgan's Hedge Fund Services. Previously, he was a Controller at Ignis Asset Management, and BlueCrest Capital Management in London. Mr. Wilson started his career as a Controller at Lehman Brothers. He received his MBA from the London School of Business and Finance in 2010 and is a Chartered Global Management Accountant, a global CPA/CIMA designation.

Director Independence

        In accordance with rules of the NASDAQ Global Select Market, GECC's board of directors will annually determine each director's independence. GECC will not consider a director independent unless the board of directors has determined that he or she has no material relationship with GECC or GECM. GECC will monitor the relationships of its directors and officers through a questionnaire each director will complete no less frequently than annually and update periodically as information provided in the most recent questionnaire changes.

        In order to evaluate the materiality of any such relationship, the board of directors will use the definition of director independence set forth in the rules promulgated by the NASDAQ Global Select Market. Rule 5605(a)(2) provides that a director of a BDC shall be considered to be independent if he or she is not an "interested person" of GECC, as defined in Section 2(a)(19) of the 1940 Act.

        The board of directors has determined that each of the directors is independent and has no relationship with GECC, except as a director and stockholder, with the exception of Messrs. Reed and Stuart.

Additional Information About the Board and Its Leadership Structure

        GECC's board of directors will monitor and perform an oversight role with respect to the business and affairs of GECC, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to GECC. Among other things, GECC's board of directors will consider the appointment of its investment manager, administrator and officers, and will review and monitor the services and activities performed by its investment manager, administrator and officers and approve the engagement, and reviews the performance of, GECC's independent public accounting firm.

        Under GECC's bylaws, its board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. GECC does not have a fixed policy as to whether the chairman of the board should be an independent director and believes that it should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that are in the best interests of GECC and its stockholders at such times.

        The members of GECC's board of directors believe that each director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors lead to the conclusion that the directors possess the requisite experience, qualifications, attributes and skills to serve on the board of directors. Presently, Mr. Reed serves as the chairman of GECC's board of directors. Mr. Reed is an "interested person" of GECC as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of GECM. The board of directors believes that Mr. Reed's history with MAST, familiarity with the Initial GECC Portfolio and GECC's investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of GECC's board of directors. GECC believes that it is best served through this leadership structure, as Mr. Reed's relationship with GECM provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

        The board of directors does not have a formal diversity policy as it believes that a candidate's overall experience and professional background are the most important factors in determining whether such candidate has the right qualifications to serve on the board of directors. In considering each individual for election as director, the board of directors took into account a variety of factors, including to the candidate's overall experience and professional background.

        GECC's board of directors does not currently have a designated lead independent director. GECC is aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believes these potential conflicts are offset by its strong corporate governance policies. GECC's corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, compensation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors will meet regularly without the presence of interested directors and other members of management, for administering GECC's compliance policies and procedures.

Board's Role In Risk Oversight

        GECC's board of directors performs its risk oversight function primarily through (1) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, (2) active monitoring of its chief compliance officer and (3) GECC's compliance policies and procedures.

        As described below in more detail under "Committees of the Board of Directors," the audit committee, the compensation committee and the nominating and corporate governance committee assist the board of directors in fulfilling its risk oversight responsibilities.

        GECC's board of directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of GECC and its service providers. The chief compliance officer's annual report will address, at a minimum:

  •
  the operation of the compliance policies and procedures of GECC and its service providers since the last report;

  •
  any material changes to such policies and procedures since the last report;

  •
  any recommendations for material changes to such policies and procedures as a result of the chief compliance officer's annual review; and

  •
  any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee GECC's compliance activities and risks.

        In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

        GECC believes that its board's role in risk oversight is effective, and appropriate given the extensive regulation to which it is already subject as a BDC. As a BDC, GECC is required to comply with regulatory requirements that control the levels of risk in its business and operations. For example, GECC's ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, it generally has to invest at least 70% of its gross assets in "qualifying assets" and it is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

Committees of the Board of Directors

        An audit committee, a compensation committee and a nominating and corporate governance committee were established by GECC's board of directors in 2016. GECC will invite its directors to attend each annual meeting of its stockholders.

        Audit Committee. The audit committee operates pursuant to a charter, available on GECC's website at http://www.greatelmcc.com, which sets forth the responsibilities of the audit committee. The audit committee's responsibilities include establishing guidelines and making recommendations to GECC's board of directors regarding the valuation of GECC's loans and investments, selecting the independent registered public accounting firm for GECC, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of GECC's financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing GECC's annual financial statements and periodic filings and receiving GECC's audit reports and financial statements. The audit committee is currently composed of Messrs. Biderman, Davis and Kuperschmid, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not "interested persons" of GECC as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Kupershmid serves as chairman of the audit committee. GECC's board of directors has determined that Mr. Biderman is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Biderman, Davis and Kuperschmid meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

        Nominating and Corporate Governance Committee The nominating and corporate governance committee operates pursuant to a charter, available on GECC's website at http://www.greatelmcc.com. The members of the nominating and corporate governance committee are Messrs. Biderman, Davis and Kuperschmid, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not "interested persons" of GECC as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Davis serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by GECC's stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and GECC's management. The nominating and corporate governance committee will consider nominees recommended by GECC's stockholders.

        Compensation Committee The Compensation Committee operates pursuant to a charter approved by GECC's board of directors, a copy of which is available on GECC's website at http://www.greatelmcc.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to GECC's board of directors the GECC Investment Management Agreement. In addition, although GECC does not directly compensate GECC's executive officers currently, to the extent that GECC does so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the Compensation Committee would produce a report on GECC's executive compensation practices and policies for inclusion in GECC's proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on GECC's executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The members of the Compensation Committee are Messrs. Biderman, Davis and Kuperschmid, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not "interested persons" of GECC as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Kuperschmid serves as chairman of the Compensation Committee.

Compensation Table

        No compensation is paid by GECC to directors who are or are being treated as "interested persons." No information has been provided with respect to GECC's executive officers who are not directors, since GECC's executive officers do not receive any direct compensation from GECC.

        The independent directors of GECC will receive an annual fee of $25,000. They will also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. In addition, the chairman of the audit committee will receive an annual fee of $15,000 and each chairman of any other committee will receive an annual fee of $10,000 for his or her additional services in these capacities. In addition, GECC has purchased directors' and officers' liability insurance on behalf of its directors and officers. Independent directors will also have the option to receive their directors' fees paid in shares of GECC common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Compensation of Executive Officers

        None of GECC's officers receives direct compensation from GECC. Mr. Reed will indirectly be entitled to a portion of any investment advisory fees paid by GECC to GECM under the Investment Management Agreement through his financial interests in affiliates of GECM. Mr. Sell, who is expected to serve as GECC's chief financial officer, treasurer and secretary subsequent to the Merger and Mr. Wilson, GECC's chief compliance officer, will be paid by GECM, subject to reimbursement by GECC of its allocable portion of such compensation for services rendered by them to GECC under the Administration Agreement. To the extent that GECM outsources any of its functions GECC will reimburse GECM for the fees associated with such functions without profit or benefit to GECM.

GECC Portfolio Managers

        The management of GECC's investment portfolio is the responsibility of GECM. GECC considers Mr. Reed, who serves as GECC chief executive officer, to currently be its sole portfolio manager. Following the Effective Time, GECM may create an investment committee consisting of members of its senior investment team, including Mr. Reed. GECM's investment team will not receive any direct compensation from GECC in connection with the management of GECC's portfolio. Mr. Reed, along with members of GECM's investment team, through their financial interests in affiliates of GECM, are entitled to a portion of any amounts received by GECM under the GECC Investment Management Agreement, less expenses incurred by GECM in performing its services under the GECC Investment Management Agreement. The compensation paid by GECM to its investment personnel may include: (1) annual base salary; (2) annual cash bonuses; (3) equity in Great Elm Capital Group, and (4) profit sharing by virtue of ownership of debt or equity securities of affiliates of GECM.

GECC Investment Management Agreement

Management Services

        GECM serves as GECC's investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of GECC's board of directors, the investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, GECC. Under the terms of the GECC Investment Management Agreement dated September 26, 2016, GECM:

  •
  determines the composition of GECC's portfolio, the nature and timing of the changes to GECC's portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments GECC makes (including performing due diligence on GECC's prospective portfolio companies);

  •
  closes and monitors the investments GECC makes; and

  •
  determines the securities and other assets that GECC purchases, retains or sells.

        GECM was initially formed to provide investment advisory services to GECC and it has not previously provided investment advisory services to anyone else. However, GECM's services to GECC under the Investment Management Agreement are not exclusive, and GECM is free to furnish similar services to other entities.

Management Fee

        Pursuant to the Investment Management Agreement with GECM and subject to the overall supervision of GECC's board of directors, GECM provides investment advisory services to GECC. For providing these services, GECM receives a fee from GECC, consisting of two components (1) a base management fee and (2) an incentive fee.

        The base management fee is calculated at an annual rate of 1.50% based on the average value of GECC's total assets (determined under GAAP) (other than cash or cash equivalents but including assets purchased with borrowed funds or other forms of leverage) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on GECC's pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that GECC receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, any accretion of original issue discount, market discount, payment-in-kind interest, payment-in-kind dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that GECC and its consolidated subsidiaries have recognized in accordance with GAAP, but have not yet received in cash (collectively, Accrued Unpaid Income).

        Pre-incentive fee net investment income does not include any realized capital gains or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that GECC may pay an incentive fee in a quarter where GECC incurs a loss. For example, if GECC receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, GECC will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of GECC's net assets (defined in accordance with GAAP) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter (7.00% annualized). If market interest rates rise, GECC may be able to invest its funds in debt instruments that provide for a higher return, which would increase GECC's pre-incentive fee net investment income and make it easier for GECM to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. GECC's pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of GECC's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.50% base management fee.

        GECC pays the investment adviser an incentive fee with respect to GECC's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of GECC's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). GECC refers to this portion of GECC's pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The catch-up is meant to provide GECM with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

  •
  20% of the amount of GECC's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        Any income incentive fee otherwise payable with respect to Accrued Unpaid Income (collectively, the Accrued Unpaid Income Incentive Fees) will be deferred, on a security by security basis, and will become payable only if, as, when and to the extent cash is received by GECC or its consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce pre-Incentive fee net investment income and (2) reduce the amount deferred pursuant to the terms of the Investment Management Agreement. Subsequent payments of income incentive fees deferred pursuant to this paragraph shall not reduce the amounts payable for any quarter pursuant to the other terms of the Investment Management Agreement.

        The following is a graphical representation of the calculation of the income related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income related portion of incentive fee

        These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the then current quarter.

        The second part of the incentive fee, or the "Capital Gains Fee," is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the partial calendar year ending December 31, 2016, and is calculated at the end of each applicable year by subtracting (1) the sum of GECC's and its consolidated subsidiaries' cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) GECC's and its consolidated subsidiaries' cumulative aggregate realized capital gains, in each case calculated from the date immediately following consummation of the Merger. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in GECC's portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (1) the net sales price of each investment in GECC's portfolio when sold is less than (2) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the fair value of each investment in GECC's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        GECC will defer cash payment of any incentive fee otherwise payable to the investment adviser in any quarter (excluding Accrued Unpaid Income Incentive Fees with respect to such quarter) that exceeds (1) 20% of the

Cumulative Pre-Incentive Fee Net Return (as defined below) during the most recent twelve full calendar quarter period ending on or prior to the date such payment is to be made (the Trailing Twelve Quarters) less (2) the aggregate incentive fees that were previously paid to the investment adviser during such Trailing Twelve Quarters (excluding Accrued Unpaid Income Incentive Fees during such Trailing Twelve Quarters and not subsequently paid). Cumulative Pre-Incentive Fee Net Return during the relevant Trailing Twelve Quarters means the sum of (a) pre-incentive fee net investment income in respect of such Trailing Twelve Quarters less (b) net realized capital losses and net unrealized capital depreciation, if any, in each case calculated in accordance with GAAP, in respect of such Trailing Twelve Quarters.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee*:

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) = 0.675%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Management fee(2) =0.375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) = 2.125%
Incentive fee = 100% × pre-incentive fee net investment income, subject to the "catch-up"(4)
= 100% × (2.125% – 1.75%)
= 0.3750%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00
Hurdle rate(1) = 1.75%
Management fee(2) = 0.375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) = 2.425%
Incentive fee = 20% × pre-incentive fee net investment income, subject to "catch-up"(4)
Incentive fee = 100% × "catch-up" + (20% × (pre-incentive fee net investment income – 2.1875%))
Catch-up = 2.1875% – 1.75%= 0.4375%
Incentive fee = (100% × 0.4375%) + (20% × (2.425% – 2.1875%)) = 0.4375% + (20% × 0. 2375%) = 0.4375% + 0.0475% = 0.485%

*
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)
Represents 7% annualized hurdle rate.

(2)
Represents 1.5% annualized management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide the investment adviser with an incentive fee of 20% on all of Full Circle Capital's pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20.0 million investment made in Company A (Investment A), and $30.0 million investment made in Company B (Investment B)

  •
  Year 2: Investment A sold for $50.0 million and fair market value (FMV) of Investment B determined to be $32.0 million

  •
  Year 3: FMV of Investment B determined to be $25.0 million

  •
  Year 4: Investment B sold for $31.0 million

        The capital gains portion of the incentive fee would be:

  •
  Year 1: None

  •
  Year 2: $6.0 million capital gains incentive fee ($30.0 million realized capital gains on sale of Investment A multiplied by 20%)

  •
  Year 3: None (the greater of (i) zero and (ii) $5.0 million (20% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2))

  •
  Year 4: $200,000 capital gains incentive fee ($6.2 million ($31.0 million cumulative realized capital gains multiplied by 20%) less $6.0 million (capital gains fee taken in Year 2))

Alternative 2:

Assumptions

  •
  Year 1: $20.0 million investment made in Company A (Investment A), $30.0 million investment made in Company B (Investment B) and $25.0 million investment made in Company C (Investment C)

  •
  Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

  •
  Year 3: FMV of Investment B determined to be $24.0 million and Investment C sold for $30.0 million

  •
  Year 4: FMV of Investment B determined to be $35 million

  •
  Year 5: Investment B sold for $20.0 million

        The capital gains incentive fee, if any, would be:

  •
  Year 1: None

  •
  Year 2: $5.0 million capital gains incentive fee (20% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B))

  •
  Year 3: $0.8 million capital gains incentive fee(1) ($5.8 million (20% multiplied by $29.0 million ($35.0 million cumulative realized capital gains less $6.0 million unrealized capital depreciation)) less $5.0 million capital gains fee received in Year 2)

  •
  Year 4: $1.2 million capital gains incentive fee ($7.0 million (20% multiplied by $35.0 million ($35.0 million cumulative realized capital gains)) less $5.8 million cumulative capital gains fee paid in Year 2 and Year 3)

  •
  Year 5: None (greater of (i) zero and (ii) $5.0 million (20% multiplied by $25 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $7.0 million cumulative capital gains fee paid in Year 2, Year 3, and Year 4)

(1)
As illustrated in Year 3 of Alternative 1 above, if the Company were to be wound up on a date other than December 31 of any year, the Company may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if the Company had been wound up on December 31 of such year.

Payment of GECC's Expenses

        The services of all investment professionals and staff of GECM, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by GECM. GECC bears all other costs and expenses of GECC's operations and transactions, including (without limitation):

  •
  organizational expenses of GECC;

  •
  fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the investments GECC, including, among others, professional fees (including the fees and expenses of counsel, consultants and experts) and fees and expenses relating to, or associated with, evaluating, monitoring, researching and performing due diligence on investments and prospective investments (including payments to third party vendors for financial information services);

  •
  out-of-pocket fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the provision of managerial assistance to those portfolio companies of GECC that GECC agrees to provide such services to under the 1940 Act (exclusive of the compensation of any investment professionals of GECM;

  •
  interest or other costs associated with debt, if any, incurred to finance GECC's business;

  •
  fees and expenses incurred by GECC in connection with GECC's membership in investment company organizations;

  •
  brokers' commissions;

  •
  investment advisory and management fees;

  •
  fees and expenses associated with calculating GECC's net asset value (including the costs and expenses of any independent valuation firm);

  •
  fees and expenses relating to offerings of GECC's common stock and other securities;

  •
  legal, auditing or accounting expenses;

  •
  federal, state and local taxes and other governmental fees;

  •
  the fees and expenses of GECM, in its role as the administrator, and any sub-administrator to GECC, GECC's transfer agent or sub-transfer agent, and any other amounts payable under the Administration Agreement, or any similar administration agreement or sub-administration agreement to which GECC may become a party;

  •
  the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of securities of GECC;

  •
  the expenses of and fees for registering or qualifying shares of GECC for sale and of maintaining the registration of GECC and registering GECC as a broker or a dealer;

  •
  the fees and expenses of the directors of GECC who are not interested persons (as defined in the 1940 Act);

  •
  the cost of preparing and distributing reports, proxy statements and notices to stockholders, the SEC and other governmental or regulatory authorities;

  •
  costs of holding stockholders meetings;

  •
  listing fees;

  •
  the fees or disbursements of custodians of GECC's assets, including expenses incurred in the performance of any obligations enumerated by the articles of incorporation or bylaws of GECC insofar as they govern agreements with any such custodian;

  •
  any amounts payable under the Administration Agreement;

  •
  GECC's allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

  •
  GECC's allocable portion of the costs associated with maintaining any computer software, hardware or information technology services (including information systems, Bloomberg or similar terminals, cyber security and related consultants and email retention) that are used by GECC or by GECM or its respective affiliates on behalf of GECC (which allocable portion shall exclude any such costs related to investment professionals of GECM providing services to GECC);

  •
  direct costs and expenses incurred by GECC or GECM in connection with the performance of administrative services on behalf of GECC, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, independent auditors and outside legal costs;

  •
  all other expenses incurred by GECC or GECM in connection with administering GECC's business (including payments under the Administration Agreement based upon GECC's allocable portion of GECM's overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of GECC's chief financial officer and chief compliance officer and their respective staffs (including reasonable travel expenses); and

  •
  costs incurred by GECC in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with the business of GECC and the amount of any judgment or settlement paid in connection therewith, or the enforcement of GECC's rights against any person and indemnification or contribution expenses payable by GECC to any person and other extraordinary expenses of GECC not incurred in the ordinary course of GECC's business.

        To the extent that expenses properly borne by GECC pursuant to the GECC Investment Management Agreement are paid by GECM, GECC shall reimburse GECM for such expenses, provided, however, that GECM may elect, from time to time and in its sole discretion, to bear certain of GECC's expenses set forth above, including organizational and other expenses, provided, further, that the aggregate amount of expenses accrued for reimbursement that pertain to direct compensation costs of financial, compliance and accounting personnel that perform services for GECC, including the fees charged by any sub-administrator to provide such personnel to GECC for the twelve months following consummation of the Merger, when taken together with such expenses reimbursed or accrued for reimbursement by GECC pursuant to the Administration Agreement during such period, shall not exceed 0.50% of GECC's average net asset value during such period.

Duration and Termination

        GECC's board of directors approved the GECC Investment Management Agreement on August 8, 2016. Unless terminated earlier, the GECC Investment Management Agreement will continue in effect for two years from the date on which it is signed and will renew for successive annual periods thereafter if approved annually by GECC's board of directors or by the affirmative vote of the holders of a majority of GECC's outstanding voting securities, including, in either case, approval by a majority of GECC's directors who are not "interested persons." The GECC Investment Management Agreement will automatically terminate in the event of its assignment. The GECC Investment management Agreement may be terminated by either party without penalty upon 60 days' written notice to the other.

        Conflicts of interest may arise if GECM seeks to change the terms of the GECC Investment Management Agreement, including, for example, the terms for compensation. Any material change to the investment management agreement must be submitted to stockholders for approval under the 1940 Act and GECC may from time to time decide it is appropriate to seek stockholder approval to change the terms of the GECC Investment Management Agreement.

Indemnification

        The GECC Investment Management Agreement provides that, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM, its stockholder and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with it are entitled to indemnification from GECC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of GECM's services under the GECC Investment Management Agreement or otherwise as an investment adviser of GECC.

Organization of the Investment Adviser

        GECM is a Delaware corporation and is registered as an investment adviser under the Advisers Act. The principal executive offices of GECM are located at 200 Clarendon Street, 51st Floor, Boston, MA 02116.

GECC Administration Agreement

        GECC is also party to a separate Administration Agreement with GECM. GECC's board of directors approved GECC's Administration Agreement on August 8, 2016. Pursuant to the Administration Agreement, GECM furnishes GECC with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as the Administrator. Under the Administration Agreement, GECM will, from time to time, provide, or otherwise arrange for the provision of, other services GECM determines to be necessary or useful to perform its obligations under the Administration Agreement, including retaining the services of financial, compliance, accounting and administrative personnel that perform services on behalf of GECC, including personnel to serve as chief financial officer and chief compliance officer of GECC. Under the Administration Agreement, GECM also performs, or oversees the performance of, GECC's required administrative services, which include, among other things, being responsible for the financial records that GECC is required to maintain and preparing reports to GECC's stockholders and reports filed with the SEC. In addition, GECM assists GECC in determining and publishing GECC's net asset value, oversees the preparation and filing of GECC's tax returns and the printing and dissemination of reports to GECC's stockholders, and generally oversees the payment of GECC's expenses and the performance of administrative and professional services rendered to GECC by others. Payments made by GECC to GECM under the Administration Agreement are equal to an amount based upon GECC's allocable portion of GECM's overhead in performing its obligations under the Administration Agreement, including GECC's allocable portion of the cost of GECC's officers (including GECC's chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        GECC will bear all costs and expenses that are incurred in its operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement, including those relating to:

  •
  organizational expenses of GECC;

  •
  fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the investments GECC, including, among others, professional fees (including the fees and expenses of counsel, consultants and experts) and fees and expenses relating to, or associated with, evaluating, monitoring, researching and performing due diligence on investments and prospective investments (including payments to third party vendors for financial information services);

  •
  out-of-pocket fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the provision of managerial assistance to those portfolio companies of GECC to which GECC agrees to provide such services to under the 1940 Act (exclusive of the compensation of any investment professionals of GECM);

  •
  interest or other costs associated with debt, if any, incurred to finance GECC's business;

  •
  fees and expenses incurred by GECC in connection with GECC's membership in investment company organizations;

  •
  brokers' commissions;

  •
  investment advisory and management fees;

  •
  fees and expenses associated with calculating GECC's net asset value (including the costs and expenses of any independent valuation firm);

  •
  fees and expenses relating to offerings of GECC's common stock and other securities;

  •
  legal, auditing or accounting expenses;

  •
  federal, state and local taxes and other governmental fees;

  •
  the fees and expenses of GECM, in its role as the administrator, and any sub-administrator to GECC, GECC's transfer agent or sub-transfer agent, and any other amounts payable under the Administration Agreement, or any similar administration agreement or sub-administration agreement to which GECC may become a party;

  •
  the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of securities of GECC;

  •
  the expenses of and fees for registering or qualifying shares of GECC for sale and of maintaining the registration of GECC and registering GECC as a broker or a dealer;

  •
  the fees and expenses of the directors of GECC who are not interested persons (as defined in the 1940 Act);

  •
  the cost of preparing and distributing reports, proxy statements and notices to stockholders, the SEC and other governmental or regulatory authorities;

  •
  costs of holding stockholders meetings;

  •
  listing fees;

  •
  the fees or disbursements of custodians of GECC's assets, including expenses incurred in the performance of any obligations enumerated by the articles of incorporation or bylaws of GECC insofar as they govern agreements with any such custodian;

  •
  any amounts payable under the Administration Agreement;

  •
  GECC's allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

  •
  GECC's allocable portion of the costs associated with maintaining any computer software, hardware or information technology services (including information systems, Bloomberg or similar terminals, cybersecurity and related consultants and email retention) that are used by GECC or by GECM or its respective affiliates on behalf of GECC (which allocable portion shall exclude any such costs related to investment professionals of GECM providing services to GECC);

  •
  direct costs and expenses incurred by GECC or GECM in connection with the performance of administrative services on behalf of GECC, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, independent auditors and outside legal costs;

  •
  all other expenses incurred by GECC or GECM in connection with administering GECC's business (including payments under the Administration Agreement based upon GECC's allocable portion of GECM's overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of GECC's chief financial officer and chief compliance officer and their respective staffs (including reasonable travel expenses); and

  •
  costs incurred by GECC in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with the business of GECC, including pursuant to the Investment Management Agreement, and the amount of any judgment or settlement paid in connection therewith, or the enforcement of GECC's rights against any person and indemnification or contribution expenses payable by GECC to any person and other extraordinary expenses of GECC not incurred in the ordinary course of GECC's business.

        The MAST Group agreed that the aggregate amount of expenses accrued for reimbursement that pertain to direct compensation costs of financial, compliance and accounting personnel that perform services for GECC, including fees charged by any sub-administrator to provide such personnel to GECC, for the twelve months following consummation of the Merger, when taken together with such expenses reimbursed or accrued for reimbursement by GECC pursuant to the GECC Investment Management Agreement during such period, shall not exceed 0.50% of GECC's average net asset value during such period.

Indemnification

        The Administration Agreement provides that, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from GECC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from or otherwise based upon the rendering of GECM's services under the Administration Agreement or otherwise as administrator for GECC.

Great Elm License Agreement

        GECC has entered into a license agreement with Great Elm Capital Group pursuant to which Great Elm Capital Group agreed to grant GECC a non-exclusive, royalty-free license to use the name "Great Elm Capital Corp." Under this agreement, GECC has a right to use the Great Elm Capital Corp. name and the Great Elm Capital logo for so long as GECM, or an affiliate thereof, remains GECC's investment adviser. Other than with respect to this limited license, GECC will have no legal right to the "Great Elm Capital Corp." name. This license agreement will remain in effect for so long as the GECC Investment Management Agreement is in effect and GECM remains GECC's investment adviser. Like the GECM Investment Management Agreement, the license agreement may also be terminated by either party without penalty upon 60 days' written notice to the other.

Certain Relationships and Related Transactions

        GECC is party to the GECC Investment Management Agreement with GECM, which is wholly-owned by Great Elm Capital Group. GECM hired substantially all of the employees of MAST, who will also continue to be employees of MAST. Affiliates of GECM entered into agreements with MAST and the initial employees of GECM under which MAST and such employees have indirect financial interests in GECM's net cash flows from the GECC Investment Management Agreement.

        Funds managed by MAST own approximately 18 percent of Great Elm Capital Group. Mr. Reed serves as a member of the board of directors of Great Elm Capital Group. Jess M. Ravich, a member of the board of directors of Great Elm Capital Group, is a senior executive of TCW, where he serves as chief executive officer of TCW's "private BDC". GECC and Great Elm may be in competition with TCW's BDC and other businesses of TCW.

        Mr. Reed serves as president and chief executive officer of GECC and as chief investment officer of GECM.

        Mr. Reed and substantially all of GECM's initial employees also remain employees of MAST, where they continue to manage private investment funds, with investment objectives similar to GECC's.

        Funds managed by MAST own approximately 11% of the outstanding shares of Avanti and approximately 6% of the outstanding shares of Everi. In addition, certain of GECC's executive officers and directors and the members of the investment committee of GECC's investment adviser, GECM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as GECC does or of investment funds managed by GECC's affiliates. Accordingly, GECC may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM, including MAST and any advisers that may in the future become affiliated with Great Elm Capital Group.

        GECM and MAST intend to allocate investment opportunities in a fair and equitable manner that meets GECC's investment objective and strategies so that GECC is not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating to GECC's Business and Structure—There are significant potential conflicts of interest that could impact GECC's investment returns."

        Pursuant to the terms of the Administration Agreement, GECM will provide GECC with the administrative services necessary to conduct GECC's day-to-day operations.

        GECM is expected to retain Gregg Felton, Full Circle's chief executive officer, and John Stuart, Full Circle's chairman, both of whom collectively control Full Circle Advisors, as consultants subsequent to completion of the Merger in view of their collective knowledge of Full Circle's current portfolio investments. In addition, certain administrative personnel, including Michael Sell, Full Circle's chief financial officer, treasurer, and secretary have agreed to be retained by GECM subsequent to completion of the Merger.

        Great Elm Capital Group and GECC entered into the license agreement described in this document.

Control Persons and Principal Stockholders of GECC

        As of the Record Date, Great Elm Capital Group is deemed to control GECC, as such term is defined in the 1940 Act.

        The following table sets forth, as of (1) the Record Date and (2) consummation of the Formation Transactions and the Merger (unless otherwise noted), the number of shares of GECC common stock beneficially owned by each of its expected directors and officers upon consummation of the Merger, all directors and executive officers as a group and certain beneficial owners, according to information furnished to GECC by such persons or publicly available filings.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of GECC's or Full Circle's shares of common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons.

        The address for each of the current directors and executive officers is c/o GECC, 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116.

Name of Beneficial Owner	Percent of Class	Shares
Interested Directors
Peter A. Reed	—	—
Independent Directors
Eugene I. Davis	—	—
Mark Kuperschmid	—	—
Executive Officers
Richard S. Chernicoff(1)	100%	30
Robert Wilson	—	—
Executive Officers and Directors as a Group	100%	30
(1)
Includes ownership by Great Elm Capital Group of 30 shares of GECC common stock. Messrs. Reed and Chernicoff are members of the Great Elm Capital Group board of directors. Mr. Chernicoff is the chief executive officer and Mr. Reed is expected to become chief investment officer of Great Elm Capital Group. GECM will be a wholly-owned subsidiary of Great Elm Capital Group.

        Set forth below is the dollar range of equity securities beneficially owned by each of GECC's directors as of September 26, 2016. GECC is not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Peter A. Reed	—
Independent Directors
Eugene I. Davis	—
Mark Kuperschmid	—
(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)
The dollar range of equity securities beneficially owned is based on the net asset value per share of GECC as of June 30, 2016. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

Brokerage Allocation and Other Practices

        GECM does not expect to execute GECC transactions through any particular broker or dealer, but it plans to seek to obtain the best net results for GECC taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While GECM will generally seek reasonably competitive trade execution costs, GECC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, GECM may select a broker based partly upon brokerage or research services provided to GECM, GECC or its other clients. In return for such services, GECC may pay a higher commission than other brokers would charge if GECC or GECM determines in good faith that such commission is reasonable in relation to the services provided.

        GECC estimates that it has incurred organizational and offering costs in connection with this transaction of approximately $2.0 million as of August 31, 2016. All of such costs will have been paid or accrued for by the MAST Funds and Great Elm Capital Group and will be reimbursed by GECC only if the transactions are completed. There is no assurance that actual costs will not exceed this estimate. In addition, Full Circle may be obligated to reimburse GECC for its transaction expenses in the event the Merger is not consummated.

FULL CIRCLE

Business

        Full Circle, a Maryland corporation formed in April 2010, is an externally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Full Circle's investment objective is to generate both current income and capital appreciation through debt and equity investments. Full Circle is managed by Full Circle Advisors and Full Circle Service Company provides the administrative services necessary for Full Circle to operate.

        Full Circle invests primarily in senior secured loans and, to a lesser extent, second lien loans, mezzanine loans and equity securities issued by lower middle-market companies and middle-market companies that operate in a diverse range of industries. In Full Circle's lending activities, Full Circle focus primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against Full Circle's loan to help mitigate Full Circle's risk of loss, and (ii) cash flow to cover debt service. Full Circle believes this provides it with a more attractive risk adjusted return profile, with greater principal protection and likelihood of repayment.

        Full Circle's investments generally range in size from $3.0 million to $10.0 million; however, Full Circle may make larger or smaller investments from time to time on an opportunistic basis. Full Circle focuses primarily on senior secured loans and "stretch" senior secured loans, also referred to as "unitranche" loans, which combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. Full Circle believes that having a first lien, senior secured position provides it with greater control and security in the primary collateral of a borrower and helps mitigate risk against loss of principal should a borrower default. Full Circle's stretch senior secured loans typically possess a greater advance rate against the borrower's assets and cash flow, and accordingly carry a higher interest rate and/or greater equity participation, than traditional senior secured loans. Stretch senior secured loan instruments can provide borrowers with a more efficient and desirable solution than a senior bank line combined with a separate second lien or mezzanine loan obtained from another source. Full Circle also may invest in mezzanine, subordinated or unsecured loans. In addition, Full Circle may acquire equity or equity related interests from a borrower along with its debt investment. Full Circle attempt to protect against risk of loss on its debt investments by investing in borrowers with cash flows to cover debt services, while frequently securing most of its loans against a significant level of tangible or intangible assets of its borrowers, which may include accounts receivable and contracts for services, and obtaining a favorable loan-to-value ratio, and in many cases, securing other financial protections or credit enhancements, such as personal guarantees from the principals of Full Circle's borrowers, make well agreements and other forms of collateral, rather than lending predominantly against anticipated cash flows of its borrowers. Full Circle believes this allows it more options and a greater likelihood of repayment from refinancing, asset sales of its borrowers and/or amortization.

        Full Circle generally seeks to invest in lower middle-market companies in areas that it believes have been historically under-serviced, especially during and after the 2008/2009 credit crisis. These areas can include industries that are outside the focus of mainstream institutions or investors due to required industry-specific knowledge or are too small to attract interest from larger investment funds or other financial institutions. Because Full Circle believes there are fewer banks and specialty finance companies focused on lending to these lower middle-market companies, Full Circle believes it can negotiate more favorable terms on its debt investments in these companies than those that would be available for debt investments in comparable larger, more mainstream borrowers. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection and/or greater equity grants than typical of other transactions. Full Circle generally seeks to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms Full Circle believes are typically associated with such competitive bidding processes.

        In connection with its initial public offering in August 2010, Full Circle acquired a portfolio of investments (the Legacy Portfolio), valued at approximately $72.0 million from Full Circle Partners, LP and Full Circle Fund, Ltd. (collectively, the Legacy Funds) in exchange for shares of its common stock and senior unsecured notes (the Distribution Notes).

        As a BDC, Full Circle is required to meet regulatory tests, including the requirement to invest at least 70% of its gross assets in "qualifying assets." Qualifying assets generally include, among other things, securities of "eligible portfolio companies." "Eligible portfolio companies" generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See "Regulation as a Business Development Company." Full Circle may also borrow funds to make investments. In addition, Full Circle has elected to be treated for federal income tax purposes as a RIC.

        Full Circle's headquarters are located at 102 Greenwich Avenue, 2nd Floor, Greenwich, CT 06830 and Full Circle's telephone number is 203-900-2100.

Investment Adviser and Administrator

        Full Circle is managed by Full Circle Advisors, whose investment committee members have an average of approximately 23 years of experience financing and investing in lower middle-market and middle-market companies. Full Circle Advisors is an investment adviser registered under the Advisers Act. Certain members of Full Circle Advisors' investment committee also presently manage Full Circle Funding, LP, a specialty lender serving lower middle-market companies. The existing investment funds managed by Full Circle Funding, LP (the Legacy Funds), have been fully committed and are no longer making investments in new opportunities.

        Full Circle benefits from the proven ability of its investment adviser's investment committee to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against Full Circle's loans and manage and monitor a diversified portfolio of those investments. Full Circle's investment adviser's investment committee members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide Full Circle with Full Circle's principal source of investment opportunities.

        Full Circle's investment adviser is controlled and led by John E. Stuart, chairman, and Gregg J. Felton, Full Circle's chief executive officer and president. Mr. Stuart and Mr. Felton, who serves as chief investment officer of Full Circle Advisors, are assisted by Crandall Deery, who serves as a senior vice president of Full Circle Advisors. Full Circle Advisors' investment committee currently consists of Messrs. Stuart, Felton and Deery. Under the Full Circle Investment Advisory Agreement, Full Circle has agreed to pay Full Circle Advisors an annual base management fee based on Full Circle's gross assets as well as an incentive fee based on Full Circle's net investment income and realized gains. See "Full Circle—Full Circle Investment Advisory Agreement."

        Full Circle has also entered into the Full Circle Administration Agreement, under which it has agreed to reimburse Full Circle Service Company for its allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Full Circle Administration Agreement, including furnishing Full Circle with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing Full Circle with other administrative services. Full Circle Service Company is controlled by Messrs. Stuart and Felton. See "Full Circle—Full Circle Administration Agreement."

Business Strategy

        Full Circle's investment objective is to generate both current income and capital appreciation through debt and equity investments. Full Circle has adopted the following business strategies to achieve its investment objective:

  •
  Deliver Flexible Financing Solutions.  Full Circle believes its ability to provide a broad range of flexible debt financing solutions to lower middle-market companies sets it apart from other capital providers. Full Circle offers to its portfolio companies debt financing facilities that, combined with its ability to recognize the underlying value and security of diverse types of traditional and non-traditional asset based collateral, Full Circle believes allows it to provide flexible facilities to fit the capital requirements of each borrower. Full Circle believes that its focus on providing senior secured and stretch senior loans provides a more efficient and less complicated capital structure and source of capital for borrowers. Full Circle also believes that it maximizes its control of and exposure to asset-based collateral coverage as security for its loans, thereby greatly reducing its risk of possible losses due to deterioration in a borrower's performance.

  •
  Target Lower Middle-Market and Middle-Market Companies.  Full Circle generally provides capital to its portfolio companies for growth capital, acquisition financing and refinancing of existing debt facilities. Full Circle believes its target portfolio companies are generally involved in industries or markets that are under-

    followed or serviced because they are either less visible to mainstream institutions or investors, or are too small or localized for larger financial institutions or larger funds, particularly those that lack the requisite industry-specific knowledge and expertise. Full Circle believes there have historically been fewer banks and finance companies focused on lending to these types of lower middle-market and middle-market companies. As a result, Full Circle believes it can negotiate terms on loans to these types of companies that generally possess better risk-adjusted return profiles than terms on loans to larger, more mainstream companies. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection and/or greater equity grants than typical of transactions involving larger companies. Full Circle generally seeks to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms Full Circle believes are typically associated with such competitive bidding processes.

  •
  Focus on Senior Secured Lending and Structuring of Investments to Minimize Risk of Loss.  Full Circle seeks to structure its loan investments on a favorable loan-to-value exposure based on underlying collateral or enterprise value with high cash yields, cash origination fees, low leverage levels and strong investment protections. Full Circle generally seeks to protect against risk of loss on its debt investments by securing most of its loans against a significant level of tangible or intangible assets of its borrowers, obtaining a favorable loan-to-value ratio or other financial protections or credit enhancements, rather than lending predominantly against anticipated cash flows of borrowers. Full Circle believes this provides it with more options and a greater likelihood of repayment from both cash flow and/or asset sales.

  •
  Structure Loans with Superior Security and Asset Protection.  Full Circle's loan instruments and documentation focus on favorable lender protections with security over the collateral, financial and other covenants and rigorous reporting requirements on behalf of Full Circle's borrowers. Full Circle monitors covenant and other loan compliance on a monthly and quarterly basis and personnel from its investment adviser will have periodic field exams performed at the borrower level. Full Circle utilizes both term debt and revolving loan structures and, accordingly, often seeks to maintain control of its borrowers' cash receipts from revenues as additional security for its positions. In addition, Full Circle may seek credit enhancements, such as personal guarantees from a borrower's principal owners or "make well" features to provide it with additional equity in the event of underperformance. Full Circle may also seek a pledge of stock or other assets from a borrower or its operating subsidiaries.

  •
  Pursue Attractive Risk Adjusted Returns.  As of March 31, 2016, the weighted average annualized yield of the debt investments comprising Full Circle's portfolio was approximately 10.27%. Weighted average annual yields are determined before, and therefore do not take into account, the payment of all Full Circle's and its consolidated subsidiaries' expenses and the payment by an investor of any stockholder transaction expenses, and do not represent the return on investment for Full Circle's stockholders. Debt securities on non-accrual status are included in the weighted average interest rate calculation and are treated as having 0.00% as their applicable interest rate for purposes of the calculation. Debt securities on non-accrual status are not generating the stated interest rate because of nonpayment from the borrower. As of March 31, 2016, Full Circle's debt securities on non-accrual status at fair value was $4,791,277. 1.6% of the interest income earned during the three months ended March 31, 2016 was in the form of payment-in-kind, or "PIK" interest. In the future, a component of Full Circle's interest may continue to be in the form of PIK interest. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. For additional information regarding PIK interest and related risks, see "Risk Factors—Risks Relating to GECC's Business and Structure—GECC may have difficulty paying its required distributions under applicable tax rules if GECC recognizes income before or without receiving cash representing such income." As of March 31, 2016, 48.50% of Full Circle's debt portfolio at fair value consisted of debt securities and asset-based revolving lines of credit for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to Full Circle if such issuers are unable to refinance or repay their debt at maturity. In addition, a substantial portion of Full Circle's debt investments have variable interest rates that reset periodically based on benchmarks such as the London-Interbank Offered Rate and prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that Full Circle holds. The 35 individual debt investments, from 25 distinct borrowers, included in Full Circle's portfolio, averaged a loan to value ratio of approximately 63% as of March 31, 2016 (i.e., each $63 of loan value outstanding is secured by $100 of collateral value). Although it is subject to fluctuation, Full Circle believes this loan to value ratio, which measures the aggregate amount of Full Circle's loan positions against the aggregate amount of primary collateral value or enterprise value pledged by Full Circle's borrowers as security against Full Circle's loans, reflects the relative strength of the debt investments comprising Full Circle's portfolio. Finally, Full Circle's debt investments are designed to have strong protections beyond repayment from cash flow and asset liquidation coverage, including default penalties, information rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Full Circle believes this level of collateral protection helps minimize against the risk of loss, even if a loan goes into default.

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  Leverage the Skill, Experience and Resources of Full Circle Advisors' Investment Committee.  Full Circle Advisors' investment committee members have an average of approximately 23 years of experience financing and investing in lower middle-market and middle-market companies. The investment committee members have broad investment and operational backgrounds, with prior experience at specialty finance companies, investment management firms, private equity investment funds, investment banks and other financial services companies. Full Circle believes their expertise in analyzing, valuing, structuring, negotiating, closing, monitoring and restructuring transactions should provide it with a competitive advantage by allowing it to consider customized financing solutions and non-traditional and complex structures. Full Circle believes this experience should also be valuable when it has to work with stressed and distressed credits.

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  Balanced Investing Across Industries with Expertise.  While Full Circle seeks to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets, Full Circle focuses its investing activities on certain areas that it believes maintain favorable asset coverage positions, including the media, communications, business services, and healthcare industries. Full Circle believes that the stable, long term asset values that may be found in many of the industries in which it invests can provide it with significant collateral protection on its loans, in contrast to taking some of the risks of repayment attendant to relying exclusively on a borrower's current cash flows. Going forward, Full Circle intends to seek to maintain a balanced portfolio to mitigate the potential effects of negative economic events for particular companies, regions and industries.

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  Capitalize on Strong Transaction Sourcing Network.  Full Circle's investment adviser's investment committee seeks to leverage their extensive network of referral sources for investments in lower middle-market companies. Full Circle believes through their prior investment experience, the investment committee members have collectively developed a reputation in Full Circle's target market and in the industries in which Full Circle invests as a responsive, efficient and reliable source of flexible financing.

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  Employ Disciplined Underwriting Policies and Rigorous Portfolio Management.  Full Circle directly originates most of its investments, which, in its experience, generally allows it to pursue a more rigorous due diligence examination of the investments than if it invests as part of a lending syndicate led by others. Full Circle's investment adviser's investment committee has developed an extensive underwriting due diligence process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In underwriting a potential borrower, Full Circle engages in a variety of quantitative and qualitative stress tests, and analyzes its ability to successfully liquidate a favorable collateral package underlying a loan in the event of default. These processes continue during the portfolio monitoring process, when Full Circle's investment adviser will, depending on the borrower, analyze monthly and/or quarterly financial statements versus the previous periods and year, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of borrowers.

Market Opportunity

        Full Circle believes that the current credit environment provides favorable opportunities to achieve attractive risk-adjusted returns on the types of senior secured loans and other investments it may target. In particular, Full Circle believes that, despite a recent trend of slowing growth in loan demand, demand for financing from lower middle-market to middle-market companies is largely outpacing the availability of lenders that have traditionally served this market. While this has traditionally been an underserved market, Full Circle believes the supply-demand imbalance of loans to smaller borrowers was exacerbated by the credit crisis in 2008/2009, and has not fully recovered. Full Circle believes that bank consolidations and regulations, the failure of a number of alternative lending vehicles due to poor underwriting practices and an overall tightening of underwriting standards has significantly reduced the number and activity level of potential lenders. Thus Full Circle believes that the current credit markets combined with certain long term trends associated with lending to lower middle-market companies provide an attractive market environment for its strategy.

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  Competitive Edge and Skill Set.  Full Circle's core strength of providing efficient and flexible lending solutions to lower middle-market companies requires a market approach and skill set that Full Circle believes is generally not found in larger or more localized regional lenders. Full Circle believes that many of the companies it targets operate in industries that are less visible or too specialized for larger mainstream institutions or investors, or alternatively, require too little funding or are too localized for large financial institutions to consider, particularly in cases where those institutions lack the requisite industry-specific knowledge and expertise. From 1992 through 2014, the number of FDIC-insured commercial banks dropped by 51%, from 11,463 to 5,643, while total assets at these banks grew more than fourfold, from $3.5 trillion to $14.5 trillion. Coupled with a shift in their asset base towards real estate loans, at the expense of commercial and industrial (C&I) loans, Full Circle believes that many potential competitive bank lenders lack the personnel or lending experience required to address the very strong market demand for commercial and industrial lending.

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  In 2015, banks reported having experienced stronger demand for debt capital during the second quarter of 2015, according to the Federal Reserve's July 2015 Senior Loan Officer Opinion Survey on Bank Lending Practices, although the net fractions of banks reporting stronger demand were modest for firms of all sizes. Among those banks reporting weaker loan demand, a shift of borrowing away from such banks to other bank or nonbank sources was the most commonly cited reason. In the same senior loan officer survey, banks reported little change in their standards for C&I loans to firms of all sizes during the second calendar quarter of 2015; however, bankers' underwriting standards continue to favor larger clients to a greater degree than their smaller ones. While 12% of large banks reported easing of standards for large and middle market firms (defined as firms with annual sales of $50.0 million or more), only 3% reported easing standards for small firms (defined as those with annual sales of less than $50.0 million). While 27% of large banks said they were easing terms on the maximum size of credit lines to large and middle-market firms, only 3% reported making the same accommodations for small firms and 96% of respondents reported no change in terms offered to small firms. Importantly, regarding spreads of loan rates over banks' cost of funds, 51% of large banks said they had narrowed spreads to large and middle-market firms, while only 41% offered lower spreads to smaller firms during the second quarter of 2015. Regarding premiums charged on higher risk loans, 10% of respondents reported easing terms to large and middle-market borrowers, while only 6% of respondents reported doing the same for small firms and the remaining respondents reported no change or tightening of pricing terms on riskier loans. As evidenced by the survey, large banks in particular are beginning to demand premium pricing for riskier loans to small firms, with 17% of them reporting easing terms on pricing premiums for riskier large and middle-market borrowers and just 10% reporting tightening for riskier smaller borrowers, Regarding loan covenants, 24% large banks said they eased loan covenant terms during the second quarter for their larger clients, only 13% offered more accommodative covenant packages to smaller borrowers.

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  Full Circle believes these bank lending market conditions will continue to exacerbate existing funding gaps for firms comprising its target market. Additionally, Full Circle believes its strengths include the ability to originate, underwrite and manage a more labor intensive portfolio consisting of debt investments in lower middle market companies, and to perform due diligence and manage portfolio activities on an ongoing basis.

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  Strong Demand For Capital Coupled with Fewer Providers.  Full Circle believes there has long been a combination of demand for capital and an underserved market for capital addressing lower middle-market and middle-market borrowers. Further, Full Circle believes the supply-demand imbalance of smaller borrowers to lenders serving that market was exacerbated by the credit crisis in 2008/2009, and has not fully recovered. Full Circle believes there is robust demand for continued growth capital as well as demand from very significant refinancing requirements of many borrowers as debt facilities come due, given the lack of willing and qualified capital providers. Full Circle believes these market conditions have been further exacerbated in the current environment due to:

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  larger lenders exiting this market to focus on larger investment opportunities which are more appropriate for their operating cost structures;

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  the elimination of many specialized lenders from the market due to lack of capital as a result of, for instance, the contraction of the securitization market or their own poor performance; and

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  the need for certain capital providers to reduce lending activities due to their reduced access to capital and the overall deleveraging of the financial market.

    With the decreased availability of debt capital for lower middle-market and middle-market borrowers, combined with the significant demand for refinancing, Full Circle believes there are increased lending opportunities for it.

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  More Conservative Deal Structures.  As a result of, and in the aftermath of, the 2008/2009 credit crisis, Full Circle believes lenders are mandating less leverage, more equity and tighter loan covenants than what had previously been customary. Full Circle believes that lower purchase prices for assets and lower debt multiples, combined with greater equity cushions beneath loans, allows for greater cash flow for debt service, creating faster loan repayments despite overall higher debt costs to borrowers. Full Circle believes this aspect provides considerable cushion against underperformance and default of borrowers as well as faster de-risking of loan positions as credit statistics improve over the term of the loan facilities.

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  Attractive Return Profile.  Full Circle believes the reduced access to, and reduced availability of, debt capital has decreased competition in lower middle-market and middle-market lending which had already become less competitive and more fragmented prior to the credit crisis, resulting in a better market for loan pricing. Full Circle believes that the withdrawal of many traditional senior lenders from the market, combined with reduced advance rates and leverage levels, allows for stretch senior lenders to charge rates that typically reflect mezzanine or subordinated structures for entire facilities, while maintaining first lien senior secured positions over the loan collateral provided by the borrowers. Full Circle's investment adviser's investment committee has experienced this attractive return environment since the onset of the credit crisis in the second half of 2008, when transactions originated by them saw increased returns from interest and fees charged, as well as more meaningful warrant participations.

Investments

        Full Circle engages in various investment strategies in order to achieve its overall lending and investment objectives. The strategy Full Circle selects depends upon, among other things, market opportunities, the skills and experience of its investment adviser's investment committee and its overall portfolio composition. Full Circle's strategies generally seek to provide current cash yields and favorable loan-to-value ratios, or other financial guarantees or credit enhancements with respect to loan collateral. Many of Full Circle's debt investments offer the opportunity to participate in a borrower's equity performance through warrants, equity related success fees, direct equity ownership or otherwise, and many notes that Full Circle owns require the borrower to pay an early termination fee. Collectively, these attributes have been, and are expected to be, an important contributor to the returns generated by Full Circle's investment adviser's investment committee.

        Full Circle Advisors' investment committee uses a disciplined investment, portfolio monitoring and risk management process which emphasizes strict underwriting standards and guidelines, strong due diligence investigation, regular position review and analysis, and proper investment diversification. They allocate capital among different investment sectors on the basis of relative risk/reward profiles as a function of their associated downside risk, volatility, perceived fundamental risk and liquidity.

Types of Investments

        Full Circle targets debt investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation through equity securities.

        Debt Investments. Full Circle Advisors' investment committee tailors the terms of each debt investment to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect Full Circle's rights and manage Full Circle's risk while creating incentives for the portfolio company to achieve its business plan. As of March 31, 2016, Full Circle's debt investments were secured by first, and in some cases second, priority liens on the assets of the portfolio company. Full Circle's primary source of return is the monthly cash interest Full Circle collects on its debt investments.

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  First Lien Loans.  Full Circle's first lien loans generally have terms of two to five years and generally provide a variable interest rate, subject to a floor to protect against return compression in a falling interest rate environment. These loans generally do not have interest rate ceilings. Such facilities contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Full Circle's first lien loans may take many forms, including revolving lines of credit, term loans, multi-draw term loans and other lines of credit. Full Circle may seek to employ a lockbox to collect payment receipts, as Full Circle believes it protects itself against payment delinquencies and provides increased security and protection in the event of a default or under performance. A focus within Full Circle's first lien loans is senior secured "stretch" loans which, along with most of the attributes of Full Circle's first lien loans, include a greater advance rate against the borrower and accordingly carry a higher interest rate or greater equity participation.

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  Second Lien Loans.  Full Circle's second lien loans generally have terms of five to seven years, provide for a fixed or floating interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Full Circle's second lien loans may to a lesser extent include payment-in-kind, or PIK, interest for a portion of the interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

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  Unsecured Loans.  Full Circle would expect any unsecured investments generally to have terms of five to seven years and typically provide for a fixed interest rate. Full Circle may make unsecured investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a "one-stop" financing. Full Circle's unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.

        Full Circle Advisors' investment committee typically structures debt investments to include covenants that seek to minimize the risk of capital loss. These debt investments generally have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. These debt investments also have substantial prepayment penalties designed to extend the average life of the loans, which Full Circle believes will help to grow its portfolio.

        Equity Investments. When Full Circle makes a debt investment, it may be granted equity participation in the form of warrants to purchase common equity in the company in the same class of security that the owners or equity sponsors receive upon funding. In addition, Full Circle may make equity investments or structure a profit sharing arrangement in conjunction with a loan transaction with a borrower. Full Circle Advisors' investment committee generally seeks to structure Full Circle's equity investments, such as direct equity co-investments, to provide Full Circle with minority rights provisions and event-driven put rights. They also seek to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Senior Secured Lending Focus

        In most cases, Full Circle's investment adviser's investment committee attempts to protect against risk of loss on Full Circle's debt investments by making senior loans secured by the assets of Full Circle's borrowers, and obtaining favorable loan-to-value ratios or other financial protections or credit enhancements, rather than lending exclusively against "cash flows." Loans may be backed by a variety of types of tangible and intangible assets, including, but not limited to, lease obligations, royalty interests, commercial account receivables, contractual revenue and payment rights (including contracts providing for recurring monthly revenue streams), settlements, franchise rights, licenses, permits, mortgages, easements and other real property interests, and other tangible personal property, and intangible property such as intellectual property and patents. Full Circle's debt investments typically have a first, and in some cases a second, priority senior security interest in the operative assets of the borrower and collateral assignment of rights and contracts, though Full Circle also may make mezzanine and equity investments where it believes the risk and reward, and level of security, warrants such an investment. As a lender, Full Circle seeks to provide working capital lines to borrowers secured by accounts receivable, inventory, machinery and equipment, real estate and in some cases, intellectual property or brand values. These facilities will typically be comprised of a borrowing base formula and include revolving loans and term loans as part of their structures.

        Full Circle's investment focus may shift over time, consistent with Full Circle's overall lending and investment objectives, and desire for senior secured loans with some level of collateral protection.

Invested Industries

        Full Circle's portfolio contains investments in a variety of industries where some aspect of tangible or intangible asset is available for collateral protection. Full Circle's portfolio contains a number of investments in the business services industries, communications and media, as a result of the Legacy Portfolios' emphasis, and the focus and prior investing experience of Full Circle's investment adviser's investment committee, in those sectors. However, these industries are not Full Circle's only focus, and Full Circle seeks prospective investments in other commercial and industrial sectors, including industrial manufacturing. As a result, Full Circle expects that the relative portion of its portfolio invested in the media and communications and business services industries may decrease over time.

        As of March 31, 2016, approximately 24% of Full Circle's portfolio consists of loans to and investments in companies involved in the broader business services industry (such as companies that provide services related to data and information, information retrieval, asset recovery and energy efficiency services). These companies typically provide a range of services to customers and such services are generally characterized by their non-discretionary spending nature, contracts of varying length which provide recurring monthly revenues and contracts or services that can be sold or assigned to another provider upon liquidation or sale of a business.

        As of March 31, 2016, approximately 19% of Full Circle's portfolio consists of loans to and investments in companies involved in the media industry (such as outdoor advertising and radio broadcasting companies). Full Circle believes that these sectors present significant investment opportunities that possess attractive loan attributes. These include, but are not limited to, long-term tangible and intangible assets, the ability to perfect Full Circle's security interest in the collateral, relatively stable revenue and cash flow profile, the ability to foreclose on and transport the underlying collateral should Full Circle need to take control of it, and a broad market of participants to purchase or operate the business and assets in the event of foreclosure.

        As of March 31, 2016, approximately 10% of Full Circle's portfolio consists of loans to and investments in companies involved in the healthcare industry. Full Circle believes that this sector can present significant investment opportunities that possess attractive loan attributes. These include, but are not limited to, high barriers to entry, the ability to perfect Full Circle's security interest in the collateral and attractive risk exposure when viewed on a debt to earnings before interest, taxes, depreciation and amortization basis.

Investment Selection

        Full Circle's investment adviser's investment committee is responsible for all aspects of Full Circle's investment process. The current members of the investment committee are John Stuart, Full Circle's chairman, Gregg J. Felton,

Full Circle's chief executive officer and president, and Crandall Deery, who serves as a senior vice president of Full Circle Advisors. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment committee, Mr. Stuart and Mr. Felton, who serves as chief investment officer of Full Circle Advisors, must approve of all investments in order for them to proceed. The stages of Full Circle's investment selection process are as follows:

Deal Generation/Origination

        Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers and accountants, as well as current and former clients, portfolio companies and investors. Full Circle's investment adviser's investment committee supplements these lead generators by also utilizing broader marketing efforts, such as attendance at prospective borrower industry conventions, an active calling effort to smaller private equity firms and sponsors, and through web presence and search tool optimizations. They also focus their deal generation and origination efforts on lower middle-market companies. Full Circle's investment adviser's investment committee has developed a reputation as a knowledgeable and reliable source of capital, providing value-added industry advice and financing assistance to borrowers' businesses.

Screening

        In screening potential investments, Full Circle's investment adviser's investment committee utilizes the same value-oriented investment philosophy they have employed historically with analytics and resources focused on managing downside exposure.

Portfolio Company Characteristics

        Full Circle has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for Full Circle's investment adviser's investment committee's decisions; however, not all of these criteria will be met by each prospective portfolio company in which they choose to invest. Generally, Full Circle's investment adviser seeks to utilize its access to information generated by its investment committee to identify investment candidates and to structure investments quickly and effectively.

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  Established Companies.  Full Circle primarily seeks to invest in established companies with sound historical financial and operating performance. Full Circle typically focuses on companies with an operating cash flow profile. Full Circle generally does not intend to invest in start-up companies or companies with highly speculative business plans.

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  Defensible and Sustainable Business or Asset Values.  Full Circle seeks to invest in companies with proven products and/or services and strong regional or national operations and assets that cannot be easily replicated or substituted, and generally hold value through economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

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  Exit Strategy.  Full Circle predominantly invests in companies which provide multiple alternatives for an eventual exit. Full Circle seeks companies that it believes will provide a stable underlying asset value and a steady stream of cash flow that will allow for repayment from refinancing, asset or business sales and principal amortization. Full Circle believes that such asset coverage combined with internally generated cash flow, which primarily provides for the payment of interest on, and the repayment of the principal of, Full Circle's investments in portfolio companies represents a key means by which Full Circle will be able to service its loans and eventually exit from its investments over time.

        In addition, Full Circle also seeks to invest in companies whose business models and expected future cash flows offer attractive exit possibilities due to strong asset values and unique or difficult to aggregate assets. These companies include candidates for strategic acquisition by other industry participants and companies that may repay Full Circle's investments through an initial public offering of common stock or another capital market transaction.

Liquidation Value of Assets

        The prospective liquidation value of the assets, if any, collateralizing loans in which Full Circle invests is an important factor in Full Circle's credit analysis. Full Circle's analysis emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Experienced and Committed Management.

        Full Circle generally requires that portfolio companies have an experienced management team. Full Circle also generally requires that portfolio companies have in place proper incentives to induce management to succeed and to act in concert with its interests as investors, including having significant equity interests.

Due Diligence.

        Full Circle's investment adviser conducts diligence on prospective portfolio companies consistent with the approach its investment committee has historically adopted. Full Circle believes that the investment committee has a reputation for conducting extensive due diligence investigations in their investment activities. In conducting due diligence, Full Circle's investment adviser uses publicly available information as well as information from its relationships with former and current management teams, consultants, competitors and investment bankers.

        Full Circle's investment adviser's due diligence typically includes:

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  review of historical and prospective financial information;

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  research relating to the company's management, industry, markets, products and services and competitors;

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  on-site visits and verification of collateral;

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  interviews with management, employees, customers and vendors of the potential portfolio company;

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  review of senior loan documents;

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  asset and business value appraisals by third party advisors; and

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  background checks.

        Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment present the investment opportunity to Full Circle's investment adviser's investment committee, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on Full Circle's behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside third-party advisers, as appropriate. Any fees and expenses incurred by Full Circle Advisors in connection with due diligence investigations undertaken by third parties are subject to reimbursement by Full Circle, if not otherwise reimbursed by the prospective borrower. Such reimbursements are in addition to any management or incentive fees payable under the Full Circle Investment Advisory Agreement to Full Circle Advisors. While the investment strategy involves a team approach, Full Circle may not enter into a transaction without the prior approval of Messrs. Stuart and Felton.

Ongoing Relationship with Portfolio Companies

        Managerial Assistance. As a BDC, Full Circle offers, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of Full Circle's portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. With regard to the Control Investment in Texas Westchester Financial, LLC, Full Circle has provided managerial assistance during the period for which no fees were charged. Full Circle's chairman, John Stuart, previously served as a director of The Finance Company, LLC, which was previously a Control Investment.

        Monitoring. Full Circle's investment adviser monitors Full Circle's portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

        Full Circle's investment adviser has several methods of evaluating and monitoring the performance and fair value of Full Circle's investments, which may include the following:

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  assessment of success in adhering to each portfolio company's business plan and compliance with covenants;

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  periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

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  comparisons to Full Circle's other portfolio companies in the industry, if any;

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  attendance at and participation in board meetings; and

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  review of monthly and quarterly financial statements and financial projections for portfolio companies.

        In addition to various risk management and monitoring tools, Full Circle's investment adviser also uses an investment rating system to characterize and monitor Full Circle's expected level of return on each debt investment in Full Circle's portfolio.

        Full Circle uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each debt investment rating:

Investment Rating	Summary Description
1	Involves the least amount of risk in Full Circle's portfolio, the portfolio company is performing above expectations, and the trends and risk profile are favorable (including a potential exit)
2	The portfolio company is performing above expectations and the risk profile is generally favorable
3
Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk profile is generally neutral; all new investments are initially assessed a grade of 3
4	The portfolio company is performing below expectations, requires procedures for closer monitoring, may be out of compliance with debt covenants, and the risk profile is generally unfavorable
5	The investment is performing well below expectations and is not anticipated to be repaid in full

        Full Circle's investment adviser monitors and, when appropriate, changes the investment ratings assigned to each investment in Full Circle's portfolio. As of March 31, 2016, the weighted average investment rating on the fair market value of Full Circle's portfolio was 3.18. In connection with Full Circle's valuation process, Full Circle's investment adviser reviews these investment ratings on a quarterly basis, and reports any changes to the debt investment rating of a portfolio company quarterly. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment's future performance.

Valuation Procedures

        Full Circle conducts the valuation of its assets, pursuant to which its net asset value is determined, at all times consistent with GAAP and the 1940 Act. Full Circle's valuation procedures are set forth in more detail below.

        Securities for which market quotations are readily available on an exchange are valued at such price as of the closing price on the day of valuation. Full Circle may also obtain quotes with respect to certain of its investments from pricing services or brokers or dealers in order to value assets. When doing so, Full Circle determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, Full Circle uses the quote obtained.

        Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of Full Circle's investment adviser or the Full Circle Board, does not represent fair value, which currently represents all of the investments in Full Circle's portfolio except for Full Circle's investment in United States Treasury Bills, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with Full Circle's senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals and/or review management's preliminary valuations or make their own assessment for all material assets; and (iv) the board of directors will discuss valuations and determine the fair value of each investment in Full Circle's portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

        The recommendation of fair value is generally based on the following factors, as relevant:

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  the nature and realizable value of any collateral;

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  the portfolio company's ability to make payments;

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  the portfolio company's earnings and discounted cash flow;

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  the markets in which the issuer does business; and

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  comparisons to publicly traded securities.

        Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

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  private placements and restricted securities that do not have an active trading market;

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  securities whose trading has been suspended or for which market quotes are no longer available;

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  debt securities that have recently gone into default and for which there is no current market;

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  securities whose prices are stale;

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  securities affected by significant events; and

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  securities that the investment adviser believes were priced incorrectly.

        Determination of fair value involves subjective judgments and estimates.

Staffing

        Full Circle does not currently have any employees. Mr. Stuart, Full Circle's chairman, and Mr. Felton, Full Circle's chief executive officer and president, each currently serve as a managing member of Full Circle's investment adviser, Full Circle Advisors. The services of Mr. Sell, Full Circle's chief financial officer, secretary and treasurer, are provided by Full Circle Service Company in accordance with the terms of the Full Circle Administration Agreement. Salvatore Faia, Full Circle's chief compliance officer, is the president of Vigilant Compliance Services and performs his function under the terms of an agreement between Full Circle Service Company and Vigilant Compliance Services.

        Full Circle's day-to-day investment operations are managed by Full Circle Advisors. Full Circle Advisors' investment committee currently consists of Messrs. Stuart, Felton and Deery, its experienced senior investment professionals. Full Circle Advisors may hire additional investment professionals, based upon its needs. See "Full Circle—Investment Advisory Agreement."

Competition

        Full Circle competes for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in lower mid-sized companies. As a result of these new entrants, competition for investment opportunities in lower mid-sized companies may intensify. Many of these entities have greater financial and managerial resources than Full Circle does. Full Circle believes it is able to compete with these entities primarily on the basis of the experience and contacts of its investment adviser, its responsive and efficient investment analysis and decision-making processes, the investment terms it offers, and its willingness to make smaller investments.

        Full Circle believes that certain of its competitors will make first and second lien loans with interest rates and returns that are comparable to or lower than the rates and returns that Full Circle targets. Therefore, Full Circle does not seek to compete solely on the interest rates and returns that it offers to potential portfolio companies. For additional information concerning the competitive risks Full Circle faces, see "Risk Factors—Risks Relating to GECC's Investments—GECC will face increasing competition for investment opportunities."

Properties

        Full Circle's executive offices are located at 102 Greenwich Ave, 2nd Floor, Greenwich, CT 06830 and are provided by Full Circle Service Company in accordance with the terms of the Full Circle Administration Agreement. Full Circle believes that its office facilities are suitable and adequate for its business as it is contemplated to be conducted.

Legal Proceedings

        From time to time, Full Circle, its investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, Full Circle does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

        A lawsuit challenging the Merger was filed in the Circuit Court for Baltimore County, Maryland on September 12, 2016. It is a putative stockholder derivative action naming Full Circle's directors as defendants and Full Circle as a nominal defendant.

        The plaintiff claims to be a stockholder of Full Circle. He alleges that Full Circle's directors breached their fiduciary duties by failing properly to disclose certain purportedly material information relating to the Merger in the registration statement filed with the SEC with respect to the Merger. The plaintiff seeks, among other relief, a preliminary and permanent injunction enjoining the Merger, rescission or rescissory damages in the event the Merger is consummated, an order directing the defendants to account for damages, and costs and fees in connection with the lawsuit.

        A second lawsuit challenging the Merger was filed in the U.S. District Court for the District of Maryland on September 23, 2016. It is a putative class action against Full Circle, Full Circle's directors, Great Elm Capital Corp., Great Elm Capital Group, Inc., and MAST Capital Management, LLC. The plaintiff claims to be a stockholder of Full Circle. He alleges that Full Circle, Full Circle's directors, and Great Elm Capital Corp. violated the federal securities by failing properly to disclose certain purportedly material information relating to the Merger in the registration statement filed with the SEC with respect to the Merger. The plaintiff seeks, among other relief, a preliminary and permanent injunction enjoining the Merger, rescission or rescissory damages in the event the Merger is consummated, an order directing the defendants to issue a new registration statement, a declaration that defendants have violated the federal securities laws, and costs and fees in connection with the lawsuit.

SELECTED FINANCIAL DATA

        The following selected financial data is derived from Full Circle's Consolidated Financial Statements which have been audited by Rothstein Kass for the years ended June 30, 2011 through June 30, 2013, by KPMG LLP for the year ended June 30, 2014, and by RSM US LLP (formerly McGladrey LLP through October 25, 2015), Full Circle's independent registered public accounting firm, for the year ended June 30, 2015. The data should be read in conjunction with Full Circle's Consolidated Financial Statements and related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Full Circle" included below.

	Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2012		Year ended June 30, 2011(1)
Income Statement Data:
Total Investment Income	$17,749,343		$13,823,693		$12,046,023		$9,827,011		$7,959,637
Total Gross Operating Expenses	10,557,114		7,792,972		6,665,442		5,307,300		4,172,566
Total Net Operating Expenses	9,136,271		7,792,972		6,665,442		4,993,508		3,625,258
Net Investment Income	8,613,072		6,030,721		5,380,581		4,833,503		4,334,379
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,200,728)		(7,622,395)		3,801,143		2,678,172		2,882,314
Per Share Data:
Net Investment Income(2)	0.63		0.71		0.77		0.78		0.70
Net Increase (Decrease) in Net Assets Resulting from Operations(2)	(0.35)		(0.88)		0.54		0.43		0.47
Dividends Declared	0.71		0.86		0.92		0.92		0.75
Balance Sheet Data:
Total Assets	160,724,982		155,336,425		113,063,839		99,449,379		88,495,049
Total Net Assets	$99,938,567		$72,980,277		$60,644,039		$53,442,785		$56,474,006
Other Data:
Total Return based on Market Value	(46.78	)%(3)	11.51	%(3)	15.12	%(3)	8.71	%(3)	(4.03	)%(4)
Total Return based on Net Asset Value	(21.53	)%(3)	(11.00	)%(3)	4.94	%(3)	6.20	%(3)	5.62%
(1)
Because Full Circle began full operations on August 31, 2010, the date of its initial public offering, its financial results for the year ended June 30, 2011 reflect approximately ten months of operations.

(2)
Per share data is based on average weighted shares outstanding, except where such amounts need to be adjusted to be consistent with what is disclosed in the financial highlights of Full Circle's audited Consolidated Financial Statements.

(3)
Total return based on market value is based on the change in market price per share and assumes that distributions are reinvested in accordance with Full Circle's dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that distributions are reinvested in accordance with Full Circle's dividend reinvestment plan. The total returns are not annualized.

(4)
Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $9.00 per share and assumes that dividends are reinvested in accordance with Full Circle's distributions reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that dividends are reinvested in accordance with Full Circle's distributions reinvestment plan. The total returns are not annualized.

        The following table sets forth certain quarterly financial data for each of the quarters for the fiscal years ended June 30, 2015, 2014, 2013 and 2012 and the first three quarters of the fiscal year ended June 30, 2016. This data is derived from Full Circle's unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2016			2015				2014
($ in thousands, except per share data)
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total investment income	$3,670	$4,829	$4,741	$4,442	$4,309	$4,912	$4,087	$3,417	$3,192	$3,997	$3,218
Total expenses before incentive fee	$1,954	$2,156	$2,332	$2,131	$2,211	$2,281	$2,137	$1,566	$1,433	$1,622	$1,659
Total incentive fee	$247	$535	$482	$462	$420	$526	$390	$370	$352	$475	$315
Total gross expenses	$2,201	$2,691	$2,814	$2,593	$2,630	$2,807	$2,527	$1,936	$1,785	$2,097	$1,974
Net investment income	$1,716	$2,362	$2,424	$2,440	$1,978	$2,353	$1,842	$1,481	$1,406	$1,900	$1,244
Net increase (decrease) in net assets resulting from operations	$(1,001)	$(3,433)	$(4,908)	$(515)	$1,658	$(6,573)	$229	$(7,527)	$3,382	$(1,220)	$(2,257)
Net increase in net assets resulting from net investment income per share	$0.08	$0.11	$0.11	$0.11	$0.17	$0.19	$0.16	$0.15	$0.15	$0.25	$0.16
Net increase (decrease) in net assets resulting from operations per share	$(0.04)	$(0.15)	$(0.21)	$(0.02)	$0.17	$(0.56)	$0.02	$(0.73)	$0.36	$(0.16)	$(0.30)

	2013				2012
($ in thousands, except per share data)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total investment income	$3,330	$2,843	$3,100	$2,773	$2,481	$2,389	$2,399	$2,558
Total expenses before incentive fee	$1,627	$1,203	$1,269	$1,227	$1,135	$992	$1,025	$956
Total incentive fee	$338	$328	$365	$308	$274	$278	$275	$372
Total gross expenses	$1,966	$1,531	$1,634	$1,535	$1,409	$1,270	$1,300	$1,328
Net investment income	$1,365	$1,312	$1,466	$1,238	$1,072	$1,119	$1,099	$1,544
Net increase (decrease) in net assets resulting from operations	$1,854	$1,481	$(428)	$895	$(698)	$1,524	$253	$1,599
Net increase in net assets resulting from net investment income per share	$0.18	$0.18	$0.22	$0.20	$0.17	$0.18	$0.18	$0.25
Net increase (decrease) in net assets resulting from operations per share	$0.24	$0.20	$(0.06)	$0.14	$(0.11)	$0.25	$0.04	$0.26

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The information contained in this section should be read in conjunction with the Full Circle consolidated financial statements and related notes and schedules thereto, as well as the sections entitled "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Overview

        Full Circle is an externally managed non-diversified closed-end management investment company formed in April 2010, and elected to be regulated as a BDC under the 1940 Act. Full Circle's investment objective is to generate both current income and capital appreciation through debt and equity investments. Full Circle is managed by Full Circle Advisors. Full Circle Service Company provides the administrative services necessary for Full Circle to operate.

        Full Circle invests primarily in senior secured loans and, to a lesser extent, second liens loans, mezzanine loans and equity securities issued by lower middle-market and middle-market companies that operate in a diverse range of industries. In Full Circle's lending activities, Full Circle focuses primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against Full Circle's loan to help mitigate its risk of loss, and (ii) cash flow to cover debt service. Full Circle believes this provides Full Circle with a more attractive risk adjusted return profile, with greater principal protection and likelihood of repayment.

        Full Circle's investments generally range in size from $3.0 million to $10.0 million; however, Full Circle may make larger or smaller investments from time to time on an opportunistic basis. Full Circle focuses primarily on senior secured loans and "stretch" senior secured loans, also referred to as "unitranche" loans, which combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. Full Circle believes that having a first lien, senior secured position provides Full Circle with greater control and security in the primary collateral of a borrower and helps to mitigate risk against loss of principal should a borrower default. Full Circle's stretch senior secured loans typically possess a greater advance rate against the borrower's assets and cash flow, and accordingly carry a higher interest rate and/or greater equity participation, than traditional senior secured loans. Stretch senior secured loan instruments can provide borrowers with a more efficient and desirable solution than a senior bank line combined with a separate second lien or mezzanine loan obtained from another source. Full Circle also may invest in mezzanine, subordinated or unsecured loans. In addition, Full Circle may acquire equity or equity related interests from a borrower along with Full Circle's debt investment. Full Circle attempts to protect against risk of loss on Full Circle's debt investments by investing in borrowers with cash flows to cover debt service, while frequently securing Full Circle's loans against tangible or intangible assets of Full Circle's borrowers, which may include accounts receivable and contracts for services, obtaining a favorable loan-to-value ratio, and in many cases, securing other financial protections or credit enhancements, such as personal guarantees from the principals of Full Circle's borrowers, make well agreements and other forms of collateral, rather than lending predominantly against anticipated cash flows of Full Circle's borrowers. Full Circle believes this provides it with more options and a greater likelihood of repayment from refinancing, asset sales of Full Circle's borrowers and/or amortization.

        Full Circle generally seeks to invest in lower middle-market and middle-market companies in areas that Full Circle believes have been historically under-serviced, especially during and after the 2008/2009 credit crisis. These areas include industries that are outside the focus of mainstream institutions or investors due to required industry-specific knowledge or are too small to attract interest from larger investment funds or other financial institutions. Because Full Circle believes there are fewer banks and specialty finance companies focused on lending to these lower middle-market and middle market companies, Full Circle believes it can negotiate more favorable terms on its debt investments in these companies than those that would be available for debt investments in comparable larger, more mainstream borrowers. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection and/or greater equity grants than typical of other transactions. Full Circle generally seeks to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms that Full Circle believes are typically associated with such competitive bidding processes.

        On June 4, 2014, Full Circle formed FC Capital Investment Partners (FCCIP), a multiple series private fund, for which Full Circle serves as the managing member and investment adviser. FCCIP was formed as a Delaware limited liability company and operates under a limited liability company agreement dated June 13, 2014.

        FCCIP closed its first series on June 17, 2014, raising approximately $5.6 million in capital from investors. FCCIP closed its second series on September 25, 2014, raising approximately $10.0 million in capital from investors. On November 30, 2015, the second series ceased investing and was liquidated after full realization of its proceeds from its investment strategy. Full Circle may co-invest in certain portfolio investments from time to time with one or more series issued by FCCIP where Full Circle determines that the aggregate available investment opportunity exceeds what Full Circle believes would be appropriate for it to acquire directly, subject to certain conditions. In addition, Full Circle expects to receive certain fees or other distributions for FCCIP in connection with the services Full Circle provides to each series it may issue. Such fees may include management fees, incentive fees and administration fees and could be offset by expense caps or waivers in the future. During the three months ended March 31, 2016, Full Circle earned $3,940 and waived $3,820 of management fee income related to the services performed for FCCIP. For the nine months ended, Full Circle earned $33,847 and waived $10,046 of management fee income related to the services performed for FCCIP.

        On July 14, 2014, Full Circle sold 506,000 shares of its common stock at $7.40 per share in a direct registered offering to certain investors for total gross proceeds of approximately $3.7 million.

        On July 14, 2014, Full Circle closed an offering of $12,500,000 in an aggregate principal amount of its 8.25% fixed-rate notes due 2020 (the Notes). The Notes were sold at a price of $25.375 per note plus accrued interest from June 30, 2014, a premium to par value of $25.00 per Note, for total gross proceeds of approximately $12.7 million. The Notes are a further issuance of, rank equally in right of payment with, and form a single series with the $21.1 million of currently outstanding Notes that will mature on June 30, 2020, and may be redeemed in whole or in part at any time or from time to time at Full Circle's option on or after June 30, 2016. The Notes are listed on the NASDAQ Global Market and trade under the trading symbol "FULLL."

        On March 30, 2015, Full Circle completed a non-transferable rights offering to Full Circle's stockholders of record as of 5:00 p.m., New York City time on March 6, 2015. The rights entitled holders of rights to subscribe for an aggregate of up to 11,949,034 shares of Full Circle's common stock. Full Circle's stockholders as of the record date received one right for each share of common stock owned on the record date. The rights entitled the holder to purchase one new share of common stock for every one right held and record date stockholders who fully exercised their rights were entitled to subscribe, subject to certain limitations and pro-rata allocation, for additional shares that remain unsubscribed as a result of any unexercised rights. The subscription price per share was $3.50. The net proceeds from this rights offering, after deducting the fee payable to the dealer managers and offering expenses, were approximately $37.8 million, which Full Circle received on April 6, 2015. In connection with this rights offering, the dealer manager received a fee for its financial advisory, marketing and soliciting services equal to a maximum of 4.0% of the subscription price per share for each share issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege. Full Circle incurred offering expenses, including the dealer manager fee of $1,401,660, in connection with this rights offering.

        As part of the rights offering, an institutional investor committed to purchase approximately 214,000 shares in open market transactions over a seven-day period following the expiration date of the rights offering. The institutional investor agreed to acquire the remainder of the 214,000 shares in a private placement directly from Full Circle to the extent such shares were not purchased in open market transactions during such seven-day period. Subsequent to the end of the seven-day period, on April 13, 2015, such investor acquired 80,475 shares, the remainder of its initial commitment of approximately 214,000 shares, in a private placement at $3.50 per share directly from Full Circle. Full Circle incurred offering expenses of $3,345 in connection with this offering.

Exemptive Relief

        On September 23, 2015, Full Circle received exemptive relief from the SEC to permit Full Circle to co-invest with investment funds managed by Full Circle's investment adviser where doing so is consistent with Full Circle's investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting Full Circle to co-invest with other funds managed by Full Circle's investment adviser, a "required majority" (as defined in Section 57(o) of the 1940 Act) of Full Circle's independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to Full Circle and its stockholders and do not involve overreaching of Full Circle or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of Full Circle's stockholders and is consistent with Full Circle's investment objectives and strategies. Full Circle may co-invest, subject to the conditions included in the exemptive order Full Circle received from the SEC, with one or more funds managed by its investment adviser that have an investment strategy that is similar to or overlaps with Full Circle's investment strategy. Full Circle believes that such co-investments may afford it additional investment opportunities and an ability to achieve greater diversification.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. Full Circle has identified the following items as critical accounting policies.

        Basis of Consolidation. Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies,

Full Circle is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to Full Circle. Full Circle's Consolidated Financial Statements include Full Circle's accounts and the accounts of Full Circle West, Inc., FC New Media Inc., TransAmerican Asset Servicing Group, Inc., FC New Specialty Foods, Inc., FC Shale Inc., and FC Takoda Holdings, LLC, Full Circle's only wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

        Valuation of Investments in Securities at Fair Value—Definition and Hierarchy. In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

        In determining fair value, the Full Circle Board uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

        Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Full Circle Board. Unobservable inputs reflect the 'Full Circle Board' assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

        Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are not considered to be the best estimate of fair value are valued at fair value as determined in good faith by the Full Circle Board. Because Full Circle expects that there will not be a readily available market value for many of the investments in Full Circle's portfolio, many of Full Circle's portfolio investments' values will be determined in good faith by the Full Circle Board in accordance with a documented valuation policy that has been reviewed and approved by the Full Circle Board and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Full Circle's investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        The fair value hierarchy is categorized into three levels based on the inputs as follows:

  •
  Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that Full Circle has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Full Circle Board in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

        Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Full Circle's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Full Circle uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

        Net realized gain (loss) and net change in unrealized gain (loss) on investments. Net change in unrealized appreciation or depreciation recorded on investments is the net change in the fair value of Full Circle's investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs.

        From time to time, Full Circle may enter into a new transaction with a portfolio company as a result of the sale, merger, foreclosure, bankruptcy or other corporate event involving the portfolio company. In such cases, Full Circle may receive newly issued notes, securities and/or other consideration in exchange for, or resulting from, the cancellation of the instruments previously held by Full Circle with regard to that portfolio company. In such cases, Full Circle may experience a realized loss on the instrument being sold or cancelled, and, concurrently, an elimination of any previously recognized unrealized losses on the portfolio investment. Such elimination of unrealized gain (loss) is included on the Consolidated Statements of Operations as a (decrease) increase in the Change in Unrealized Gain (Loss) on Investments.

Valuation Techniques

        Senior and Subordinated Loans. Full Circle's portfolio consists primarily of private debt instruments such as senior and subordinated loans. Investments for which market quotations are readily available (Level 2 Debt) are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers. For other debt investments (Level 3 Debt) market quotations are not available and other techniques are used to determine fair value. Full Circle considers its Level 3 Debt to be performing if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 Debt, the Full Circle Board considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, the financial condition of the borrower, economic conditions, success and prepayment fees and other relevant factors, both qualitative and quantitative. In the event that a Level 3 Debt instrument is not performing, as defined above, the Full Circle Board will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 Debt instrument.

        This evaluation will be updated no less than quarterly for Level 3 Debt instruments, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, work performed by third-party valuation agents, if applicable, and other data as may be acquired and analyzed by management and the Full Circle Board.

        Investments in Private Companies. The Full Circle Board determines the fair value of its investments in private companies where no market quotations are readily available (Level 3 Private Companies) by incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, including work performed by third-party valuation agents. The Level 3 Private Companies' investments can include limited liability company interests, common stock and other equity investments. These nonpublic investments are included in Level 3 of the fair value hierarchy.

        Warrants. The Full Circle Board ascribes value to warrants based on fair value analyses that may include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

        Publicly Traded Common Stock. Publicly traded common stock in an active market (Level 1 Common Stock) is valued based on unadjusted closing prices in active markets for identical Level 1 Common Stock that Full Circle has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 Common Stock.

        Swap Contracts. Derivative financial instruments such as swap contracts are valued based on discounted cash flow models and option pricing models, as appropriate. Models use observable data to the extent practicable. However, areas such as credit risk (both Full Circle's own and that of the counterparty), volatilities and correlations require management to make estimates. Changes in assumptions about these factors could affect the reported fair value of derivative financial instruments at the valuation date.

        Full Circle's accounting policy is to not offset fair value amounts recognized for derivative financial instruments. The related assets and liabilities are presented gross in the Consolidated Statements of Assets and Liabilities. Any cash collateral payables or receivables associated with these instruments are not added to or netted against the fair value amounts of the derivative financial instruments.

        All derivative financial instruments are carried in assets when amounts are receivable by Full Circle and in liabilities when amounts are payable by Full Circle. During the period in which a contract is open, changes in the value of the contracts are recognized as unrealized appreciation or depreciation to reflect the fair value of the contract at the reporting date. When the contracts settle, mature, terminate, or are otherwise closed, Full Circle records realized gains or losses equal to the difference between the proceeds from (or cost of) the close-out of the contracts and the original contract price. Additionally, Full Circle records realized gains (losses) on open swap contracts when periodic payments are received or made at the end of each measurement period.

Fair Value

        Full Circle's assets measured at fair value on a recurring basis subject to the requirements of ASC Topic 820 at March 31, 2016 and June 30, 2015 were as follows:

	As of March 31, 2016 (Unaudited)
	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$5,285,000	$85,612,368	$90,897,368
Limited Liability Company Interests, at fair value	—	—	130,000	130,000
Investments in Warrants, at fair value	—	—	232,344	232,344
Common Stock, at fair value	15,250	—	—	15,250

	$15,250	$5,285,000	$85,974,712	$91,274,962

	As of June 30, 2015
	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$12,275,000	$121,630,798	$133,905,798
Limited Liability Company Interests, at fair value	—	—	1,228,978	1,228,978
Investments in Warrants, at fair value	—	90	2,695,075	2,695,165
Common Stock, at fair value	1,308,818	—	12,975,000	14,283,818
Open Swap Contract, at fair value	—	—	—	—

	$1,308,818	$12,275,090	$138,529,851	$152,113,759

        During the nine months ended March 31, 2016, the senior secured term loan and warrants in US Shale Solutions, Inc. were transferred from Level 2 to Level 3. During the year ended June 30, 2015, a portion of the Level 3 General Cannabis Corp. (formerly known as Advanced Cannabis Solutions, Inc.) warrant was converted into Level 1 Common Stock.

Revenue Recognition

        Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with senior and subordinated secured loans are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a senior or subordinated secured loan, any unamortized loan origination, closing and/or commitment fees are recorded as interest income. Generally, when a payment default occurs on a loan in the portfolio, or if Full Circle otherwise believes that the issuer of the loan will not be able to make contractual interest payments, Full Circle may place the loan on non-accrual status and cease recognizing interest income on the loan until all principal and interest is current through payment, or until a restructuring occurs, and the interest income is deemed to be collectible. Full Circle may make exceptions to this policy if a loan has sufficient collateral value and is in the process of collection or is viewed to be able to pay all amounts due if the loan were to be collected on through an investment in, or sale of the business, the sale of the assets of the business, or some portion or combination thereof.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees, excess deal deposits, prepayment fees and similar fees are recognized as Other Income from Investments as earned, usually when received, and are non-recurring in nature. Other fee income, including annual fees and monitoring fees are included in Other Income from Investments. Management fee income is included in Other Income from Non-Investment Sources.

Use of Estimates

        The preparation of Full Circle's Consolidated Financial Statements in conformity with GAAP requires Full Circle to make estimates and assumptions that affect the amounts disclosed in the Consolidated Financial Statements of Full Circle Capital. Actual results could differ from those estimates.

Current Market Conditions and Market Opportunity

        Full Circle believes that the current credit environment provides favorable opportunities to achieve attractive risk-adjusted returns on the types of senior secured loans and other investments Full Circle may target. In particular, Full Circle believes that, despite an overall fall off in loan demand due to the depressed economic conditions, demand for financing from lower middle-market and middle-market companies is largely outpacing the availability of lenders that have traditionally served this market. Full Circle believes that bank consolidations, the failure of a number of alternative lending vehicles due to poor underwriting practices and an overall tightening of underwriting standards has significantly reduced the number and activity level of potential lenders.

        Full Circle believes there has long been a combination of demand for capital and an underserved market for capital addressing lower middle-market and middle-market borrowers. Full Circle believes there is robust demand for continued growth capital as well as demand from very significant refinancing requirements of many borrowers as debt facilities come due, given the lack of willing and qualified capital providers. Full Circle believes these market conditions have been further exacerbated in the current environment due to:

  •
  larger lenders exiting this market to focus on larger investment opportunities that are more appropriate for their operating cost structures;

  •
  the elimination of many specialized lenders from the market due to lack of capital as a result of, for instance, the closing off of the securitization market or their own poor performance, and

  •
  the need for certain capital providers to reduce lending activities due to their reduced access to capital and the overall deleveraging of the financial market.

        With the decreased availability of debt capital for lower middle-market and middle-market borrowers, combined with the significant demand for refinancing, Full Circle believes there are increased lending opportunities for it. As always, Full Circle remains cautious in selecting new investment opportunities, and will only deploy capital in deals which are consistent with Full Circle's disciplined philosophy of pursuing superior risk-adjusted returns.

Review of Strategic Alternatives

        Public equity market conditions for BDCs have been challenging for an extended period of time. Similar to many other BDCs, Full Circle's common stock has been trading at a significant discount to its net asset value and, as a result, has limited Full Circle's ability to grow and reap the benefits of increased scale, including the ability to commit to larger hold sizes, enhanced liquidity for its stockholders and substantially increased operating leverage. Full Circle does not believe that these market conditions are likely to abate in the near term.

        In light of the current situation, the Full Circle Board formed a Special Committee, composed solely of independent directors Mark C. Biderman, Edward H. Cohen and Thomas A. Ortwein, Jr., in November 2015 to consider various strategic alternatives potentially available to Full Circle. The Special Committee is authorized to consider, negotiate, and potentially implement all strategic alternatives reasonably available to Full Circle, including, but not limited to, the acquisition or disposition of assets and the sale or merger of Full Circle. The Special Committee has engaged Houlihan Lokey Capital, Inc. as its financial advisor.

        In order to maximize the types of potential strategic alternatives available to Full Circle and enhance the benefits to be derived therefrom for Full Circle's stockholders, Full Circle has opted to retain the cash proceeds received by Full Circle in connection with loan repayments and sales and has otherwise limited its origination activities. However, because Full Circle's investment income has declined and is expected to continue to decline in the current and subsequent quarters as a result of this change in investment strategy, the Full Circle Board has decided to suspend the declaration of any future distributions to its stockholders beyond the previously declared distribution of $0.035 per share to stockholders of record on March 31, 2016 and paid on April 15, 2016.

        In addition, given that the Full Circle Board has chosen to pursue a strategic process which, among other things, calls for reducing the size of Full Circle's investment portfolio and the resulting impact that such reduction has had and will have on the fees payable to Full Circle's investment adviser, the Full Circle Board has terminated, effective January 1, 2016, Full Circle's investment adviser's management and incentive fee waiver and operating expense reimbursement obligations to ensure its continuing financial and operational viability pending the completion of the strategic process.

Operating Expense Reimbursement

        Full Circle's investment adviser agreed to reimburse Full Circle for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses that exceed 1.50% of Full Circle's net assets, beginning with its fiscal quarter ended September 30, 2014 through June 30, 2015. For Full Circle's fiscal year 2016 and beyond, Full Circle's investment adviser had agreed to reimburse Full Circle for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, that exceed 1.75% of Full Circle's net assets; however, on February 11, 2016, the Full Circle Board authorized the termination of Full Circle's investment adviser's operating expense reimbursement obligations, effective as of January 1, 2016, as part of the strategic process. The expense reimbursement from Full Circle Advisors for the three and nine months ended March 31, 2015 were $299,476 and $830,523, respectively.

Management Fee and Incentive Fee Waiver

        For the periods commencing on April 1, 2015 and ending on June 30, 2015 and commencing on July 1, 2015 and ending on June 30, 2016, Full Circle's investment adviser had agreed to waive the portion of the base management fees and incentive fees that Full Circle's investment adviser would otherwise be entitled to receive pursuant to Full Circle's Investment Advisory Agreement to the extent required in order for Full Circle to earn net investment income sufficient to support the distribution payment on the shares of Full Circle's common stock outstanding on the relevant record date for each monthly distribution as then declared by the Full Circle Board; however, on February 11, 2016, the Full Circle Board authorized the termination of Full Circle's investment adviser's management fee and incentive fee waiver, effective as of January 1, 2016, as part of the strategic process.

For the three and nine months ended March 31, 2016, Full Circle incurred $451,381 and $1,612,167, respectively, of base management fees, of which $214,129 has been accrued for as a management fee waiver year to date. Full Circle Advisors waived all income incentive fees for the three months ended March 31, 2016. Full Circle Advisors waived $246,879 of income incentive fees for the nine months ended March 31, 2016. Any such fees are not subject to reimbursement or recoupment by Full Circle Advisors.

Portfolio Composition and Investment Activity

        Full Circle's portfolio of investments consists primarily of senior secured loans and, to a lesser extent, second lien loans, mezzanine loans and equity securities issued by lower middle-market and middle-market companies. Full Circle focuses primarily on senior secured loans and "stretch" senior secured loans, also referred to as "unitranche" loans, which combine characteristics of traditional first lien senior secured loans and second-lien or subordinated loans. Full Circle's investment objective is to generate both current income and capital appreciation through debt and equity investments.

        The following is a summary of Full Circle's investment activity since the completion of Full Circle's initial public offering. Such amounts are not inclusive of Full Circle's holdings of United States Treasury Bills.

Time Period	Acquisitions(1) (dollars in millions)	Dispositions(2) (dollars in millions)	Weighted Average Interest Rate of Portfolio at End of Period(3)
For the year ended June 30, 2011	$90.0	$32.6	12.68%
For the year ended June 30, 2012	55.3	38.1	12.93%
For the year ended June 30, 2013	75.1	58.1	12.90%
For the year ended June 30, 2014	132.5	82.3	11.27%
July 1, 2014 through September 30, 2014	36.5	28.7	10.53%
October 1, 2014 through December 31, 2014	28.7	23.2	10.23%
January 1, 2015 through March 31, 2015	24.4	32.1	10.53%
April 1, 2015 through June 30, 2015	47.5	13.9	9.99%

For the year ended June 30, 2015	137.1	97.9	9.99%
July 1, 2015 through September 30, 2015	29.8	32.7	8.93%
October 1, 2015 through December 31, 2015	20.1	34.3	9.27%
January 1, 2016 through March 31, 2016	29.6	58.7	10.27%

For the year ended June 30, 2016 to date	79.5	125.7	10.27%

Since inception	$569.5	$434.7	N/A

(1)
Includes new deals, additional fundings, refinancings (inclusive of those on revolving credit facilities) and payment in kind "PIK" interest.

(2)
Includes scheduled principal payments, prepayments, sales and repayments (inclusive of those on revolving credit facilities).

(3)
For transactions in the secondary market, the interest rate used for the weighted average interest rate reflects the effective yield on the loan at the purchase price. Weighted average interest rate is based upon the stated coupon rate and face value of outstanding debt securities at the measurement date. Debt securities on non-accrual status are included in the calculation and are treated as having 0.00% as their applicable interest rate for purposes of this calculation, unless such debt securities are valued at zero.

        At March 31, 2016, the weighted average interest rate of Full Circle's performing debt investments was 11.93%.

Portfolio Activity for the Nine Months Ended March 31, 2016

        The primary investment activities for the nine months ended March 31, 2016 were fundings and repayments under the revolving credit facilities and the funding of the following loan facilities:

  •
  On July 1, 2015, Full Circle issued a $6.0 million mortgage note to 310E53RD, LLC, a real estate holding company.

  •
  On July 1, 2015, the senior secured credit facility and revolving commitment with Butler Burgher Group, LLC, was fully repaid at par plus accrued interest and prepayment fees for total proceeds of $8.6 million.

  •
  On July 15, 2015, the senior secured credit facility with Medinet Investments, LLC was repaid in full at par plus accrued interest for total proceeds of $0.1 million.

  •
  On July 17, 2015, Full Circle purchased $3.0 million of a $175.0 million senior secured term loan to Liquidnet Holdings, Inc., an equities trading platform, at 96.375% of par.

  •
  On July 31, 2015, Full Circle purchased an additional $1.0 million of senior secured notes to Lee Enterprises, Incorporated, a daily and weekly newspaper publisher.

  •
  On September 3, 2015, the senior secured credit facility with GW Power, LLC and Greenwood Fuels WI, LLC was partially repaid for total proceeds of $2.2 million.

  •
  On September 10, 2015, Full Circle sold the full $2.0 million of the second lien term loan with GK Holdings, Inc. for total proceeds of $2.0 million plus accrued interest.

  •
  During the quarter ended September 30, 2015, Full Circle funded an additional $0.4 million of the senior secured term loan B to U.S. Oilfield Company, LLC, which increased Full Circle's total investment to $7.1 million. Full Circle funded $0.3 million of the increase and the remainder was funded by a third party. Full Circle also received additional warrants for 2.964% of the class B non-voting shares of U.S. Oilfield Company, LLC.

  •
  On October 30, 2015, Full Circle sold its equity interest in West World Media, LLC for total proceeds of $2.2 million.

  •
  On October 30, 2015, the senior secured revolving loan with TransAmerican Asset Servicing Group, LLC was repaid with total proceeds of approximately $0.5 million and the limited liability company interest was written off.

  •
  On November 30, 2015, the senior secured note with Good Technology Corporation was repaid in full at par plus accrued interest and fees with total proceeds of approximately $11.1 million and the warrant was written off.

  •
  On December 10, 2015, Full Circle entered into an unfunded revolver commitment to Aptean, Inc., an enterprise software company.

  •
  On December 30, 2015, the senior secured term loan to New Media West, LLC was written off in its entirety.

  •
  On December 31, 2015, the senior secured term loan and common stock in Takoda Resources, Inc. was written off in its entirety.

  •
  Effective January 14, 2016, Full Circle participated in a restructuring process with US Shale Solutions, Inc. in which Full Circle exchanged its $9.0 million senior secured bond and its warrants in return for approximately $2.2 million of a second lien term loan and equity in US Shale Solutions, Inc. As part of the restructuring, Full Circle funded approximately $1.1 million of a new senior secured term loan.

  •
  On February 5, 2016, Calpine Corporation announced that it has entered into a definitive agreement to acquire Granite Ridge Energy, LLC for approximately $500.0 million. Upon closing of the transaction on February 18, 2016, Full Circle received approximately $14.5 million in exchange for the 60,000 shares of the common stock held by Full Circle. Upon settlement, Full Circle contemporaneously unwound the total return swap contract hedging this position.

  •
  On February 10, 2016, the senior secured term loan with Solex Fine Foods, LLC; Catsmo, LLC was repaid with approximately $4.1 million of principal and interest received by Full Circle. The common stock and warrant were written off in their entirety.

  •
  On March 1, 2016, the senior secured notes with Lee Enterprises, Incorporated were sold for total proceeds of approximately $5.0 million.

  •
  On March 15, 2016, Full Circle sold its equity interest in The Finance Company for $0.8 million. The senior secured term loan was converted into a senior secured revolving loan and the loan commitment was reduced by approximately $0.8 million to $3.5 million, of which Full Circle's commitment is approximately $2.8 million.

  •
  On March 21, 2016, the senior secured term loan with Liquidnet Holdings, Inc. was sold for total proceeds of approximately $2.8 million.

Portfolio Reconciliation

        The following is a reconciliation of the investment portfolio, including Full Circle's open swap contract, for the nine months ended March 31, 2016 and for the year ended June 30, 2015:

	Nine Months Ended March 31, 2016 (Unaudited)	Year Ended June 30, 2015
Beginning Investment Portfolio	$152,113,759	$150,190,759
Portfolio Investments Acquired(1)	77,579,065	137,121,602
Amortization and Accretion of Fixed Income Premiums and Discounts	1,278,380	1,496,851
Portfolio Investments Repaid	(123,853,691)	(97,880,572)
Sales and Maturities of Treasury Securities(2)	—	(25,000,000)
Net Change in Unrealized Gain (Loss) on Investments and Open Swap Contract	(7,271,960)	(6,237,328)
Net Realized Gains (Losses) on Investments and Open Swap Contract	(8,570,591)	(7,577,553)

Ending Investment Portfolio	$91,274,962	$152,113,759

(1)
Includes PIK interest.

(2)
U.S. Treasury Securities were purchased and temporarily held in connection with complying with RIC diversification requirements under Subchapter M of the Code.

        During the nine months ended March 31, 2016, Full Circle recorded net unrealized appreciation (depreciation) of $(7,271,960). This consisted of $(1,784,605) of net unrealized depreciation on debt investments and $(5,487,355) of net unrealized depreciation on equity investments.

Portfolio Classifications

        The following table shows the fair value of Full Circle's portfolio of investments by asset class as of March 31, 2016 and June 30, 2015.

	March 31, 2016 (Unaudited)		June 30, 2015
	Investments at Fair Value (dollars in millions)	Percentage of Total Portfolio	Investments at Fair Value (dollars in millions)	Percentage of Total Portfolio
Investments:
Senior Secured Loans	$80.8	88.5%	$122.8	80.7%
Subordinated Secured Loans	7.1	7.8	7.9	5.2
Unsecured Notes	3.1	3.4	3.2	2.1
Warrants	0.2	0.2	2.7	1.8
Limited Liability Company Interests	0.1	0.1	1.2	0.8
Common Stock	0.0	0.0	14.3	9.4

Total Investments at Fair Value	$91.3	100.0%	$152.1	100.0%

        At March 31, 2016, the 25 borrowers whose debt investments are included in the table above averaged a loan to value ratio of approximately 63% (i.e., each $63 of loan value outstanding is secured by $100 of collateral value). At June 30, 2015, the 32 borrowers whose debt investments are included in the table above averaged a loan to value ratio of approximately 59% (i.e., each $59 of loan value outstanding is secured by $100 of collateral value).

        The following table shows the fair value of Full Circle's portfolio of investments by industry, as of March 31, 2016 and June 30, 2015.

	March 31, 2016 (Unaudited)		June 30, 2015
	Investments at Fair Value (dollars in millions)	Percentage of Total Investment Portfolio*	Investments at Fair Value (dollars in millions)	Percentage of Total Investment Portfolio
Building Cleaning and Maintenance Services	$10.2	11.2%	$10.7	7.0%
Radio Broadcasting	9.5	10.4	9.3	6.1
Appliance Parts Distributor	7.7	8.6	8.0	5.2
Wireless Communications	7.7	8.5	8.0	5.2
Real Estate Holding Company	5.9	6.5	—	—
Specialty Pharmaceuticals	5.9	6.4	6.0	3.9
Television Programming	5.3	5.8	5.8	3.8
Maritime Security Services	4.8	5.3	6.0	3.9
Consumer Financing	4.0	4.4	7.9	5.2
Information and Data Services	3.8	4.1	3.4	2.2
Gambling Machine Manufacturer	3.7	4.1	3.8	2.5
Oil and Gas Field Services	3.7	4.0	10.1	6.8
Biological Products	3.5	3.8	3.4	2.3
Hotel Operator	3.4	3.7	4.3	2.8
Data Connectivity Service Company	3.1	3.4	3.2	2.1
Grain Mill Products	3.0	3.3	3.3	2.2
Outdoor Advertising Services	1.9	2.0	2.0	1.3
Munitions	1.6	1.8	2.6	1.7
Electric Services	1.6	1.7	5.2	3.5
Energy Efficiency Services	0.8	0.8	3.6	2.4
Equipment Rental Services	0.6	0.6	0.6	0.4
Internet Advertising	0.4	0.5	2.4	1.6
Non-Residential Property Owner	0.0	0.0	1.3	0.9
Power Generation	—	—	13.0	8.5
Mobile Device Management	—	—	11.1	7.3
Real Estate Management Services	—	—	8.5	5.6
Food Distributors and Wholesalers	—	—	3.8	2.5
Daily and Weekly Newspaper Publisher	—	—	2.0	1.3
IT and Business Skill Training	—	—	2.0	1.3
Asset Recovery Services	—	—	0.5	0.3
Geophysical Surveying and Mapping Services	—	—	0.2	0.1
Medical Liability Claims Factoring	—	—	0.1	0.1
Healthcare Billing and Collections	—	—	—	—
Enterprise Software	(0.8)	(0.9)	—	—

Total	$91.3	100.0%	$152.1	100.0%

Portfolio Grading

        Full Circle has adopted a credit grading system to monitor the quality of Full Circle's debt investment portfolio. As of March 31, 2016, Full Circle's portfolio had a weighted average grade of 3.18 based upon the fair value of the debt investments in the portfolio. Equity securities and investments in United States Treasury Bills are not graded. This was an increase of 0.22 from the weighted average grade of 2.96 at June 30, 2015.

        At March 31, 2016, Full Circle's debt investment portfolio was graded as follows:

	March 31, 2016 (Unaudited)
Grade	Summary Description	Fair Value	Percentage of Total Portfolio*
1	Involves the least amount of risk in Full Circle's portfolio, the portfolio company is performing above expectations, and the trends and risk profile are favorable (including a potential exit).	$—	—%
2	The portfolio company is performing above expectations and the risk profile is generally favorable.	—	—
3	Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk profile is generally neutral; all new investments are initially assessed a grade of 3.	78,662,140	86.18
4	The portfolio company is performing below expectations, requires procedures for closer monitoring, may be out of compliance with debt covenants, and the risk profile is generally unfavorable.	8,374,955	9.18
5	The investment is performing well below expectations and is not anticipated to be repaid in full.	3,860,273	4.23

		$90,897,368	99.59%

        At June 30, 2015, Full Circle's debt investment portfolio was graded as follows:

	June 30, 2015
Grade	Summary Description	Fair Value	Percentage of Total Portfolio*
1	Involves the least amount of risk in Full Circle's portfolio, the portfolio company is performing above expectations, and the trends and risk profile are favorable (including a potential exit).	$8,516,728	5.60%
2	The portfolio company is performing above expectations and the risk profile is generally favorable.	10,720,287	7.05
3	Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk profile is generally neutral; all new investments are initially assessed a grade of 3.	98,780,645	64.93
4	The portfolio company is performing below expectations, requires procedures for closer monitoring, may be out of compliance with debt covenants, and the risk profile is generally unfavorable.	9,932,823	6.53
5	The investment is performing well below expectations and is not anticipated to be repaid in full.	5,955,315	3.92

		$133,905,798	88.03%

        Full Circle expects that a portion of its investments will be in grades 4 or 5 from time to time, and, as such, Full Circle will be required to work with portfolio companies to improve their business and protect Full Circle's investment. The number and amount of investments included in grades 4 or 5 may fluctuate from period to period.

Results of Operations

  Comparison of the three months ended March 31, 2016 and 2015

	Three Months Ended March 31, 2016		Three Months Ended March 31, 2015
	Total	Per Share(1)	Total	Per Share(1)
Total Investment Income	$3,669,997	$0.17	$4,308,525	$0.36
Interest Income(2)	3,442,547	0.16	4,257,144	0.36
Dividend Income	13,351	0.00	—	—
Other Income	214,099	0.01	51,381	0.00
Net Operating Expenses	1,954,369	0.09	2,330,589	0.19
Management Fee	451,381	0.02	545,564	0.05
Incentive Fee	246,879	0.01	419,559	0.03

Total Advisory Fees	698,260	0.03	965,123	0.08
Administrative Fees	192,006	0.01	194,619	0.02
Director's Fees	34,750	0.00	49,750	0.00
Interest Expenses	931,933	0.04	1,119,639	0.09
Professional Services Expense	218,058	0.01	149,698	0.01
Bank Fees	7,396	0.00	8,910	0.00
Other	118,845	0.01	142,326	0.01
Management Fee Waiver and Expense Reimbursement	(246,879)	(0.01)	(299,476)	(0.02)
Net Investment Income	1,715,628	0.08	1,977,936	0.17
Net Change in Unrealized Gain (Loss)	(2,796,098)	(0.12)	3,165,547	0.29
Net Realized Loss	$79,846	$0.00	$(3,485,515)	$(0.29)
(1)
The basic per share figures noted above are based on a weighted average of 22,472,243 and 11,990,011 shares outstanding for the three months ended March 31, 2016 and March 31, 2015, respectively, except where such amounts need to be adjusted to be consistent with what is disclosed in the financial highlights of Full Circle's audited Consolidated Financial Statements.

(2)
Interest income includes PIK interest of $54,505 and $99,796 for the three months ended March 31, 2016 and March 31, 2015, respectively.

Total Investment Income

        Total investment income includes interest and dividend income on Full Circle's investments and other income, which is typically comprised of fee income. Fee income typically consists of administrative fees, prepayment fees, structuring fees and unused line fees which are not recurring.

        Total investment income decreased from $4,308,525 for the three months ended March 31, 2015 to $3,669,997 for the three months ended March 31, 2016. The decrease in investment income was predominantly due to decreased interest income related to a smaller debt portfolio versus the prior year period and decreasing average coupon rates, and was partially offset by an increase in other income. The increase in other income is predominantly due to amendment fee income received from The Finance Company, LLC.

        Total investment income decreased on a per share basis, as interest income decreased from $0.36 per share for the three months ended March 31, 2015 to $0.16 per share for the three months ended March 31, 2016. Other income per share increased from $0.00 per share for the three months ended March 31, 2015 to $0.01 per share for the three months ended March 31, 2016. Per share figures noted above reflect an increase in the weighted average shares outstanding from 11,990,011 to 22,472,243 for the three months ended March 31, 2015 and 2016, respectively; this increase in share count from Full Circle's rights offering increased the per share impact of decreased total investment income.

Expenses

        Net operating expenses decreased from $2,330,589 for the three months ended March 31, 2015 to $1,954,369 for the three months ended March 31, 2016. The decrease in net operating expenses is primarily due to decreased interest expense related to reduced borrowings and decreased fees.

        Net operating expenses per share decreased from $0.19 per share for the three months ended March 31, 2015 to $0.09 per share for the three months ended March 31, 2016. Per share figures noted above reflect an increase in the weighted average shares outstanding from 11,990,011 to 22,472,243 for the three months ended March 31, 2015 and March 31, 2016, respectively; this increase in share count from Full Circle's rights offering increased the per share impact of decreased net operating expenses.

Net Investment Income

        Net investment income decreased from $1,977,936 for the three months ended March 31, 2015 to $1,715,628 for the three months ended March 31, 2016. The decrease in net investment income for the three months ended March 31, 2016, as compared to the three months ended March 31, 2015 was primarily due to a decrease in interest income and partially offset by an increase in other income and a decrease in incentive fee expense and an increase in fees.

        Net investment income per share decreased from $0.17 per share for the three months ended March 31, 2015 to $0.08 per share for the three months ended March 31, 2016. Per share figures noted above reflect an increase in the weighted average shares outstanding from 11,990,011 to 22,472,243 for the three months ended March 31, 2015 as compared to the three months ended March 31, 2016. This increase in share count from Full Circle's rights offering decreased the per share impact of increased net investment income.

Realized Gain (Loss) on Investments

        Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs.

        During the three months ended March 31, 2016, Full Circle recorded net realized gains of $79,846, primarily in connection with a gain on the sale of the equity in Granite Ridge Energy LLC for $2,145,000. This gain was offset by a realized loss of $2,085,281 as a result of unwinding the corresponding swap contract.

        During the three months ended March 31, 2015, Full Circle recorded realized losses of $3,485,515, primarily in connection with the write off of the second lien investment in Blackstrap Broadcasting, LLC, which resulted in a realized loss of $3,500,000.

Change in Unrealized Gain (Loss) on Investments

        Net unrealized appreciation or depreciation recorded on investments is the net change in the fair value of Full Circle's investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See "Critical Accounting Policies—Change in Unrealized Gain (Loss) on Investments."

        From time to time, Full Circle may enter into a new transaction with a portfolio company as a result of the sale, merger, foreclosure, bankruptcy or other corporate event involving the portfolio company. In such cases, Full Circle may receive newly issued notes, securities and/or other consideration in exchange for, or resulting from, the cancellation of the instruments previously held by Full Circle with regard to that portfolio company. In such cases, Full Circle may experience a realized loss on the instrument being sold or cancelled, and, concurrently, an elimination of any previously recognized unrealized losses on the portfolio investment. Such elimination of unrealized gain (loss) is included on the Consolidated Statements of Operations as a (decrease) increase in the Net Change in Unrealized Gain (Loss) on Investments.

        Net change in unrealized appreciation (depreciation) on investments and open swap contract was $(2,796,098) for the three months ended March 31, 2016 compared to $3,165,547 for the three months ended March 31, 2015. The following table summarizes the significant changes in unrealized appreciation (depreciation)

of Full Circle's investment portfolio, including Full Circle's open swap contract, for the three months ended March 31, 2016 by portfolio company.

		March 31, 2016 (Unaudited)			December 31, 2015 (Unaudited)
	Change in Unrealized Appreciation (Depreciation)
Portfolio Company		Cost	Fair Value	Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
US Oilfield Company, LLC	$(1,989,952)	$5,891,578	$1,395,800	$(4,495,778)	$6,010,915	$3,505,089	$(2,505,826)
Granite Ridge Energy, LLC	(1,650,000)	—	—	—	12,975,000	14,625,000	1,650,000
US Shale Solutions, Inc.	(774,199)	7,995,044	2,283,073	(5,711,971)	6,642,072	1,704,300	(4,937,772)
Luling Lodging, LLC	(652,614)	4,472,610	3,400,650	(1,071,960)	4,468,296	4,048,950	(419,346)
The Finance Company, LLC	(562,223)	2,077,669	2,075,937	(1,732)	4,336,329	4,896,820	560,491
Other(1)	2,832,890	98,192,165	82,119,502	(16,072,663)	112,938,134	94,032,581	(18,905,553)

Totals	$(2,796,098)	$118,629,066	$91,274,962	$(27,354,104)	$147,370,746	$122,812,740	$(24,558,006)

(1)
Other represents all remaining investments, including the swap contract.

  Comparison of the nine months ended March 31, 2016 and 2015

	Nine Months Ended March 31, 2016		Nine Months Ended March 31, 2015
	Total	Per Share(1)	Total	Per Share(1)
Total Investment Income	$13,239,952	$0.58	$13,307,369	$1.12
Interest Income(2)	11,361,970	0.50	12,601,615	1.06
Dividend Income	33,998	0.00	—	—
Other Income	1,843,984	0.08	705,754	0.06
Net Operating Expenses	6,738,384	0.29	7,134,018	0.60
Management Fee	1,612,167	0.07	1,699,451	0.14
Incentive Fee	1,263,241	0.06	1,355,651	0.11

Total Advisory Fees	2,875,408	0.13	3,035,102	0.25
Administrative Fees	591,370	0.02	549,766	0.05
Director's Fees	119,250	0.00	138,446	0.01
Interest Expenses	2,910,262	0.13	3,299,116	0.28
Professional Services Expense	771,583	0.03	509,292	0.04
Bank Fees	23,197	0.00	30,099	0.00
Other	414,686	0.02	402,720	0.04
Fee Waivers and Expense Reimbursement	(967,372)	(0.04)	(830,523)	(0.07)
Net Investment Income	6,501,568	0.29	6,173,351	0.52
Net Change in Unrealized Gain (Loss)	(7,271,960)	(0.31)	(6,474,247)	(0.52)
Net Realized Loss	(8,570,591)	(0.38)	(4,385,308)	(0.37)
(1)
The basic per share figures noted above are based on a weighted average of 22,726,053 and 11,925,027 shares outstanding for the nine months ended March 31, 2016 and March 31, 2015, respectively, except where such amounts need to be adjusted to be consistent with what is disclosed in the financial highlights of Full Circle's audited Consolidated Financial Statements.

(2)
Interest income includes PIK interest of $110,997 and $302,030 for the nine months ended March 31, 2016 and March 31, 2015, respectively.

Total Investment Income

        Total investment income includes interest and dividend income on Full Circle's investments and other income, which is typically comprised of fee income. Fee income typically consists of administrative fees, prepayment fees, structuring fees and unused line fees, which are not recurring.

        Total investment income decreased from $13,307,369 for the nine months ended March 31, 2015 to $13,239,952 for the nine months ended March 31, 2016. The decrease in investment income was predominantly due to decreased interest income resulting from a smaller debt portfolio versus the prior year period and decreasing average coupon rates, and was offset by an increase in other income. The increase in other income is predominantly due to prepayment fees received as a result of the payoff of Good Technology Corporation and Butler Burgher Group, LLC.

        Total investment income decreased on a per share basis, as interest income decreased from $1.06 per share for the nine months ended March 31, 2015 to $0.50 per share for the nine months ended March 31, 2016. Other income per share increased from $0.06 per share for the nine months ended March 31, 2015 to $0.08 per share for the nine months ended March 31, 2016. Per share figures noted above reflect an increase in the weighted average shares outstanding from 11,925,027 to 22,726,053 for the nine months ended March 31, 2015 and 2016, respectively; this increase in share count from Full Circle's rights offering decreased the per share impact of increased total investment income.

Expenses

        Net operating expenses decreased from $7,134,018 for the nine months ended March 31, 2015 to $6,738,384 for the nine months ended March 31, 2016. The decrease in net operating expenses is primarily due to decreased interest expense related to reduced borrowings. The decrease in interest expense was partially offset by an increase in professional fees, which were higher primarily due to fees for the initial annual audit of Full Circle's internal controls over financial reporting.

        Net operating expenses per share decreased from $0.60 per share for the nine months ended March 31, 2015 to $0.30 per share for the nine months ended March 31, 2016. Per share figures noted above reflect an increase in the weighted average shares outstanding from 11,925,027 to 22,726,053 for the nine months ended March 31, 2015 and March 31, 2016, respectively; this increase in share count from Full Circle's rights offering increased the per share impact of decreased net operating expenses.

Net Investment Income

        Net investment income increased from $6,173,351 for the nine months ended March 31, 2015 to $6,501,568 for the nine months ended March 31, 2016. The increase in net investment income for the nine months ended March 31, 2016, as compared to the nine months ended March 31, 2015, was primarily due to increased fee income related to the prepayment fees received as a result of the payoff of Good Technology Corporation and Butler Burgher Group, LLC. The increase in other income was partially offset by lower interest income during the period.

        Net investment income per share decreased from $0.52 per share for the nine months ended March 31, 2015 to $0.29 per share for the nine months ended March 31, 2016. Per share figures noted above reflect an increase in the weighted average shares outstanding from 11,925,027 to 22,726,053 for the nine months ended March 31, 2015 as compared to the nine months ended March 31, 2016. This increase in share count from Full Circle's rights offering increased the per share impact of decreased net investment income.

Realized Gain (Loss) on Investments

        Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs.

        During the nine months ended March 31, 2016, Full Circle recorded net realized losses of $8,570,591, primarily in connection with the write off of the term loans to New Media West, LLC and Takoda Resources Inc. of $3,811,681 and $2,891,736, respectively, the write off of the warrant in Good Technology Corporation of $2,289,400, and the loss on the full payoff of the revolving term loan to TransAmerican Asset Servicing Group, LLC of $3,161,166. These losses were partially offset by a gain from the payoff of the term loan to Good Technology Corporation of $1,508,603 and a gain from the sale of the equity interest in West World Media, LLC of $1,712,323. Full Circle also had a realized gain on the sale of the equity in Granite Ridge Energy, LLC of $2,145,000. This gain was offset by a realized loss of $1,882,294 as a result of unwinding the corresponding swap contract.

        During the nine months ended March 31, 2015, Full Circle recorded realized losses of $4,385,308, primarily in connection with a loss from the write off of the second lien investment in Blackstrap Broadcasting, LLC and the final disposition of the investment in MDU Communications (USA) Inc., which resulted in realized losses of $3,500,000 and $1,583,980, respectively. These losses were partially offset by a gain on the partial prepayments of PEAKS Trust 2009-1 of $1,034,292.

Change in Unrealized Gain (Loss) on Investments

        Net unrealized appreciation or depreciation recorded on investments is the net change in the fair value of Full Circle's investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See "Critical Accounting Policies—Change in Unrealized Gain (Loss) on Investments."

        From time to time, Full Circle may enter into a new transaction with a portfolio company as a result of the sale, merger, foreclosure, bankruptcy or other corporate event involving the portfolio company. In such cases, Full Circle may receive newly issued notes, securities and/or other consideration in exchange for, or resulting from, the cancellation of the instruments previously held by Full Circle with regard to that portfolio company. In such cases, Full Circle may experience a realized loss on the instrument being sold or cancelled, and, concurrently, an elimination of any previously recognized unrealized losses on the portfolio investment. Such elimination of unrealized gain (loss) is included on the Consolidated Statements of Operations as a (decrease) increase in the Net Change in Unrealized Gain (Loss) on Investments.

        Net change in unrealized appreciation (depreciation) on investments and open swap contract was $(7,271,960) for the nine months ended March 31, 2016 compared to $(6,474,247) for the nine months ended March 31, 2015. The following table summarizes the significant changes in unrealized appreciation (depreciation) of Full Circle's investment portfolio, including Full Circle's open swap contract, for the nine months ended March 31, 2016 by portfolio company.

		March 31, 2016 (Unaudited)			June 30, 2015
	Change in Unrealized Appreciation (Depreciation)
Portfolio Company		Cost	Fair Value	Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
New Media West, LLC	$3,811,681	$—	$—	$—	$3,811,681	$—	$(3,811,681)
TransAmerican Asset Servicing Group, LLC	3,068,175	—	—	—	3,534,960	466,785	(3,068,175)
Takoda Resources, Inc.	2,892,947	—	—	—	3,054,532	161,585	(2,892,947)
US Oilfield Company, LLC	(4,458,477)	5,891,578	1,395,800	(4,495,778)	5,720,639	5,683,338	(37,301)
US Shale Solutions, Inc.	(3,524,990)	7,995,044	2,283,073	(5,711,971)	6,642,071	4,455,090	(2,186,981)
Other(1)	(9,061,296)	104,742,444	87,596,089	(17,146,355)	149,432,020	141,346,961	(8,085,059)

Totals	$(7,271,960)	$118,629,066	$91,274,962	$(27,354,104)	$172,195,903	$152,113,759	$(20,082,144)

(1)
Other represents all remaining investments, including the swap contract.

Comparison of the years ended June 30, 2015, June 30, 2014, and June 30, 2013

	Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013
	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
Total Investment Income	$17,749,343	$1.20	$13,823,693	$1.59	$12,046,023	$1.72
Interest Income(2)	16,955,098	1.15	11,151,497	1.29	10,492,257	1.50
Dividend Income	36,247	0.00	114,704	0.01	223,474	0.03
Other Income	757,998	0.05	2,557,492	0.29	1,330,292	0.19
Net Operating Expenses	9,136,271	0.62	7,792,972	0.90	6,665,442	0.95
Management Fee	2,280,058	0.16	1,631,694	0.19	1,431,851	0.20
Incentive Fee	1,798,000	0.12	1,511,362	0.17	1,339,833	0.19

Total Advisory Fees	4,078,058	0.28	3,143,056	0.36	2,771,684	0.39
Administrative Fees	731,447	0.05	682,662	0.08	834,577	0.13
Director's Fees	182,196	0.01	127,625	0.01	124,500	0.02
Interest Expenses	4,305,558	0.29	2,693,487	0.31	1,854,495	0.26
Professional Services Expense	700,324	0.05	610,362	0.07	567,126	0.08
Bank Fees	39,931	0.00	56,184	0.01	16,429	0.00
Tax Expenses	—	—	—	—	4,369	0.00
Other	519,600	0.04	479,596	0.06	492,262	0.07
Management Fee Waiver and Expense Reimbursement	(1,420,843)	(0.10)	—	—	—	—
Net Investment Income	8,613,072	0.63	6,030,721	0.71	5,380,581	0.77
Net Change in Unrealized Gain (Loss)	(6,237,328)	(0.51)	(12,704,614)	(1.36)	2,636,310	0.38
Net Realized Loss	(7,576,472)	(0.51)	(948,502)	(0.11)	(4,215,748)	(0.60)
(1)
The basic per share figures noted above are based on a weighted-average of 14,803,637, 8,698,814, and 7,018,286 shares outstanding for the years ended June 30, 2015, June 30, 2014, and June 30, 2013, respectively, except where such amounts need to be adjusted to be consistent with what is disclosed in the financial highlights of our audited Consolidated Financial Statements.

(2)
Interest income includes PIK interest of $429,720, $117,500, and $0 for the years ended June 30, 2015, June 30, 2014, and June 30, 2013, respectively.

Total Investment Income

        Total investment income includes interest and dividend income on our investments and other income, which is typically comprised of fee income. Fee income typically consists of administrative fees, prepayment fees, structuring fees and unused line fees.

        Total investment income increased from $13,823,693 for the year ended June 30, 2014 to $17,749,343 for the year ended June 30, 2015. The increase in investment income was predominantly due to increased interest income. The increase in interest income for the year ended June 30, 2015 relative to the year ended June 30, 2014 is primarily due to a larger average investment portfolio. This increase was offset by a decline in other income due to elevated other income for the year ended June 30, 2014 from success and prepayment fees received as a result of the payoff of iMedx, Inc. and Global Energy Efficiency Holdings, Inc.

        Total investment income decreased on a per share basis, as interest income decreased from $1.29 per share to $1.15 per share. Other income per share decreased from $0.29 per share for the year ended June 30, 2014 to $0.05 per share for the year ended June 30, 2015. Per share figures noted above reflect an increase in the weighted average shares outstanding from 8,698,814 to 14,803,637 for the year ended June 30, 2014 and June 30, 2015, respectively; this increase in share count from our rights offering decreased the per share impact of increased total investment income.

        Total investment income increased from $12,046,023 for the year ended June 30, 2013 to $13,823,693 for the year ended June 30, 2014. The increase in investment income was predominantly due to increased interest income. Interest income for the year ended June 30, 2014 relative to the year ended June 30, 2013 is primarily due to a larger average investment portfolio. The dividend income for the year ended June 30, 2014 decreased as compared with the dividend income for the year ended June 30, 2013, reflecting lower distributions related to Full Circle's investment in The Finance Company, LLC. The increase in fee income, which can fluctuate, for the year ended June 30, 2014 as compared to the year ended June 30, 2013 was primarily a result of success and prepayment fees received as a result of the full repayment of our loans to iMedx, Inc. and Global Energy Efficiency Holdings, Inc.

        Total investment income decreased on a per share basis, as interest income decreased from $1.50 per share to $1.29 per share. Other income per share increased from $0.19 per share for the year ended June 30, 2013 to $0.29 per share for the year ended June 30, 2014. Per share figures noted above reflect an increase in the weighted average shares outstanding from 7,018,286 to 8,698,814 for the year ended June 30, 2013 and June 30, 2014, respectively; this increase in share count decreased the per share impact of increased total investment income.

Expenses

        Net operating expenses increased from $7,792,972 for the year ended June 30, 2014 to $9,136,271 for the year ended June 30, 2015. The increase in net operating expenses is primarily due to increased interest expense. Interest expense increased due to the increased use of our credit facility and the issuance of additional Notes (as defined below). These additional borrowings enabled us to fund portfolio growth, which had the effect of increasing management fees as a result of a larger average investment portfolio, and increasing incentive fees due to greater pre-incentive fee net investment income. The increase in net operating expenses was partially offset by the management fee waiver and expense reimbursement provided by our investment adviser. Refer to Note 5 of our Consolidated Financial Statements for our expense reimbursement policy.

        Net operating expenses per share decreased from $0.90 per share for the year ended June 30, 2014 to $0.62 per share for the year ended June 30, 2015. This decrease is predominantly related to a decrease in total advisory fees per share from $0.36 per share to 0.28 per share. Additionally, $0.10 of the decline was due to the management fee waiver and the investment adviser's reimbursement to Full Circle of operating expenses exceeding 1.50% (excluding interest expense, management and incentive fees and offering expenses) for the year ended June 30, 2015.

        Net operating expenses increased from $6,665,442 for the year ended June 30, 2013 to $7,792,972, for the year ended June 30, 2014. The increase in net operating expenses for the year ended June 30, 2014 as compared to the year ended June 30, 2013 is primarily due to the increase in interest expense from greater borrowings under our Notes (as defined below), to fund portfolio growth, an increase in management fees due to a larger average investment portfolio, and an increase in incentive fees due to greater pre-incentive fee net investment income. These increases were partially offset by declining costs under our Administration Agreement.

        Net operating expenses per share were $0.95 per share for the year ended June 30, 2013 and $0.90 for the year ended June 30, 2014. This is due to an increase in interest expense per share from $0.26 for the year ended June 30, 2013 to $0.31 for the year ended June 30, 2014, which was offset by a decline in administrative fees per share from $0.13 for the year ended June 30, 2013 to $0.08 for the year ended June 30, 2014.

Net Investment Income

        Net investment income increased from $6,030,721 for the year ended June 30, 2014 to $8,613,072 for the year ended June 30, 2015. The increase in net investment income for the year ended June 30, 2015, as compared to the year ended June 30, 2014 was primarily due to greater interest income from a larger average investment portfolio. Net investment income also increased due to the management fee waiver and our investment adviser's reimbursement of certain operating expenses which totaled $1,420,843 during the year ended June 30, 2015, as compared to no waiver or reimbursed expenses for the year ended June 30, 2014. The increase in interest income was partially offset by greater interest expense from additional borrowings and greater management and incentive fees resulting from a larger portfolio and greater pre-incentive fee net investment income during the period.

        Net investment income per share decreased from $0.71 per share for the year ended June 30, 2014 to $0.63 per share for the year ended June 30, 2015. Per share figures noted above reflect an increase in the weighted average shares outstanding from 8,698,814 to 14,803,637 for the year ended June 30, 2014 as compared to the year ended June 30, 2015. This increase in share count from our rights offering decreased the per share impact of increased net investment income.

        Net investment income increased from $5,380,581 for the year ended June 30, 2013 to $6,030,721, for the year ended June 30, 2014. The increase in net investment income for the year ended June 30, 2014 as compared to the year ended June 30, 2013 was primarily due to greater interest income from a larger average investment portfolio and success and prepayment fees received as a result of the full repayment of our loans to iMedx, Inc. and Global Energy Efficiency Holdings, Inc. The increase in interest income was partially offset by greater interest expense from greater costs associated with outstanding borrowings and greater management and incentive fees resulting from a larger portfolio and greater pre-incentive fee net investment income during the period.

        Net investment income per share decreased from $0.77 per share for the year ended June 30, 2013 to $0.71 per share for the year ended June 30, 2014. Per share figures noted above reflect an increase in the weighted average shares outstanding from 7,018,286 to 8,698,814 for the year ended June 30, 2013 and June 30, 2014, respectively; this increase in share count decreased the per share impact of increased net investment income.

Realized Gain (Loss) on Investments

        Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs.

        During the year ended June 30, 2015, we recorded net realized losses of $7,576,472, primarily in connection with the write off of the second lien investment in Blackstrap Broadcasting, LLC, which resulted in a realized loss of $3,500,000 and the write off of our limited liability company interest in New Media West which resulted in a realized loss of $3,600,000.

        During the year ended June 30, 2014, we recorded a realized loss of $948,502 primarily in connection with the continued disposition of our investment in Ygnition Networks, Inc. in an amount of $678,553 and a realized loss on our position in MDU Communications (USA), Inc. of $492,217. This was partially offset by a gain realized on the partial prepayment of PEAKS Trust 2009-1 of $223,169.

        During the year ended June 30, 2013, we recorded a realized loss of $4,215,748, primarily from the disposition of our senior secured loan in Ygnition Networks, Inc. and the conversion of our senior secured loan in Equisearch Acquisition, Inc. to a senior secured term loan in TransAmerican Asset Servicing Group, LLC upon the finalization of Equisearch Acquisition, Inc.'s bankruptcy proceedings.

Change in Unrealized Gain (Loss) on Investments

        Net unrealized appreciation or depreciation recorded on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of Full Circle—Critical Accounting Policies—Change in Unrealized Gain (Loss) on Investments."

        From time to time, Full Circle may enter into a new transaction with a portfolio company as a result of the sale, merger, foreclosure, bankruptcy or other corporate event involving the portfolio company. In such cases, Full Circle may receive newly issued notes, securities and/or other consideration in exchange for, or resulting from, the cancellation of the instruments previously held by Full Circle with regard to that portfolio company. In such cases, Full Circle may experience a realized loss on the instrument being sold or cancelled, and, concurrently, an elimination of any previously recognized unrealized losses on the portfolio investment. Such elimination of unrealized gain (loss) is included on the Consolidated Statements of Operations as a (decrease) increase in the Net Change in Unrealized Gain (Loss) on Investments.

        Net change in unrealized appreciation (depreciation) of investments was $(6,237,328) for the year ended June 30, 2015 compared to $(12,704,614) for the year ended June 30, 2014. The following table summarizes the significant changes in unrealized appreciation (depreciation) of the Company's investment portfolio for the year ended June 30, 2015 by portfolio company.

		June 30, 2015			June 30, 2014
	Change in Unrealized Appreciation (Depreciation)
Portfolio Company		Cost	Fair Value	Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Blackstrap Broadcasting, LLC	$4,128,706	$—	$—	$—	$6,595,547	$2,466,841	$(4,128,706)
Takoda Resources Inc.	(2,757,498)	3,054,532	161,585	(2,892,947)	2,692,828	2,557,379	(135,449)
US Shale Solutions, Inc.	(2,186,981)	6,642,071	4,455,090	(2,186,981)	—	—	—
TransAmerican Asset Servicing Group, LLC	(1,658,078)	3,534,960	466,785	(3,068,175)	2,970,154	1,560,057	(1,410,097)
Fuse, LLC	(1,391,962)	7,041,962	5,775,000	(1,266,962)	7,050,000	7,175,000	125,000
Other(1)	(2,371,515)	151,922,378	141,255,299	(10,667,079)	144,727,046	136,431,482	(8,295,564)

Totals	$(6,237,328)	$172,195,903	$152,113,759	$(20,082,144)	$164,035,575	$150,190,759	$(13,844,816)

(1)
Other represents all remaining investments, including U.S. Treasury Bills (if any).

        Net change in unrealized appreciation (depreciation) of investments was $(12,704,614) for the year ended June 30, 2014 compared to $2,636,310 for the year ended June 30, 2013. The following table summarizes the significant changes in unrealized appreciation (depreciation) of the Company's investment portfolio for the year ended June 30, 2014 by portfolio company.

		June 30, 2014			June 30, 2013
	Change in Unrealized Appreciation (Depreciation)
Portfolio Company		Cost	Fair Value	Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
New Media West, LLC	$(3,363,038)	$8,426,711	$5,666,679	$(2,760,032)	$8,679,679	$9,282,685	$603,006
Blackstrap Broadcasting, LLC	(3,251,689)	6,595,547	2,466,841	(4,128,706)	6,500,000	5,622,983	(877,017)
Modular Process Control, LLC	(2,964,664)	6,807,837	3,971,110	(2,836,727)	5,941,309	6,069,246	127,937
ProGrade Ammo Group LLC	(2,870,124)	8,265,226	4,133,284	(4,131,942)	7,473,642	6,211,824	(1,261,818)
General Cannabis Corp	1,856,212	500,000	2,356,212	1,856,212	—	—	—
Other(1)	(2,111,311)	133,440,254	131,596,633	(1,843,621)	60,720,073	60,987,763	267,690

Totals	$(12,704,614)	$164,035,575	$150,190,759	$(13,844,816)	$89,314,703	$88,174,501	$(1,140,202)

Liquidity and Capital Resources

        At March 31, 2016, Full Circle had investments in debt securities of 25 companies, totaling approximately $90.9 million at fair value and equity investments in 10 companies, totaling approximately $0.4 million at fair value. The debt investment amount includes $110,997 in accrued PIK interest earned for the nine months ended March 31, 2016, and $513,382, cumulatively, which is added to the carrying value of Full Circle's investments.

        For the nine months ended March 31, 2016, cash provided by operating activities, consisting primarily of net repayments of investments and the items described in "Results of Operations," was approximately $25.7 million, reflecting the purchases and repayments of investments, net investment income resulting from operations, offset by non-cash income related to OID income, changes in working capital and accrued interest receivable. Net cash provided by purchases and sales of investments was approximately $46.2 million, reflecting principal repayments of $125.7 million, offset by additional investments of $79.5 million.

        As of March 31, 2016, Full Circle did not have any outstanding borrowings under Full Circle's senior secured credit facility (the Credit Facility) with Santander Bank, N.A. (Santander Bank), as administrative agent. On November 6, 2013, Full Circle increased the size of the Credit Facility from $32.5 million to $45.0 million. On September 12, 2014, Full Circle entered into an amendment to Full Circle's Credit Facility with Santander Bank to give Full Circle the option to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. Full Circle has not exercised its option to expand the Credit Facility as of March 31, 2016. In addition, as of March 31, 2016, Full Circle had $33.6 million in Notes Payable outstanding. On June 3, 2016, Full Circle entered into a further amendment to its credit facility with Santander Bank to, among other things, (i) reduce the size of the facility from $45,000,000 to $5,000,000, (ii) extend the termination date until October 3, 2016 and (iii) limit Full Circle's ability to make any dividends, distributions, redemptions or other acquisitions of securities or other equity interests in Full Circle in excess of $10,000,000 in the aggregate through October 3, 2016.

        As a business development company, Full Circle generally has an ongoing need to raise additional capital for investment purposes. As a result, Full Circle expects, from time to time, to access the debt and equity markets when Full Circle believes it is necessary and appropriate to do so. In this regard, Full Circle continues to explore various options for obtaining additional debt or equity capital for investments. This may include expanding or extending Full Circle's Credit Facility, or the issuance of additional shares of Full Circle's common stock, possibly at prices below Full Circle's then current net asset value per share. To issue shares of Full Circle's common stock below Full Circle's then current net asset value per share, Full Circle would need to obtain approval from Full Circle's stockholders. Full Circle is currently not seeking such approval. If Full Circle is unable to obtain leverage or raise equity capital on terms that are acceptable to Full Circle, Full Circle's ability to grow its portfolio will be substantially impacted.

Capital Raises

        On July 14, 2014, Full Circle sold 506,000 shares of Full Circle's common stock at $7.40 per share in a direct registered offering to certain investors for total gross proceeds of approximately $3.7 million.

        Full Circle's non-transferable rights offering to Full Circle's stockholders of record as of 5:00 p.m., New York City time, on March 6, 2015 expired at 5:00 p.m., New York City time, on March 30, 2015. The rights entitled holders of rights to subscribe for an aggregate of up to 11,949,034 shares of Full Circle's common stock. Record date stockholders received one right for each share of common stock owned on the record date. The rights entitled the holder to purchase one new share of common stock for every one right held and record date stockholders who fully exercised their rights were entitled to subscribe, subject to certain limitations and pro-rata allocation, for additional shares that remain unsubscribed as a result of any unexercised rights. The subscription price per share was $3.50. The net proceeds from this rights offering, after deducting the fee payable to the dealer managers and offering expenses, were approximately $37.8 million, which Full Circle received on April 6, 2015. In connection with this rights offering, the dealer manager received a fee for its financial advisory, marketing and soliciting services equal to a maximum of 4.0% of the subscription price per share for each share issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege. Full Circle incurred offering expenses, including the dealer manager fee, of $1,401,660 in connection with this rights offering.

        As part of the rights offering, an institutional investor committed to purchase approximately 214,000 shares in open market transactions over a seven-day period following the expiration date of the rights offering. The institutional investor agreed to acquire the remainder of the 214,000 shares in a private placement directly from Full Circle to the extent such shares were not purchased in open market transactions during such seven-day period. Subsequent to the seven-day period, on April 13, 2015, such investor acquired 80,475 shares, the remainder of its initial commitment of approximately 214,000 shares, in a private placement at $3.50 per share directly from Full Circle. Full Circle incurred offering expenses of $3,345 in connection with this offering.

Share Repurchase Program

        On April 7, 2014, the Full Circle Board authorized a share repurchase program which provides for the purchase of up to 1 million shares of outstanding common stock to be implemented at the discretion of Full Circle's management team. On August 26, 2015, the Full Circle Board authorized the purchase of an additional 1 million shares to provide for the purchase of up to 2 million shares of the outstanding common stock as part of the share repurchase program. Under the repurchase program, Full Circle may, but is not obligated to, repurchase Full Circle's outstanding common stock in the open market from time to time. The timing and number of shares to be repurchased in the open market will depend on a number of factors, including market conditions and alternative investment opportunities. In addition, any repurchases will be conducted in accordance with the 1940 Act. There were no shares repurchased under the share repurchase program for the three months ended March 31, 2016. As of May 13, 2016, Full Circle has repurchased an aggregate of 763,187 shares under the share repurchase program at the weighted average price of $3.17 per share, resulting in $2.4 million of cash paid, under the program since September 17, 2015.

Contractual Obligations

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Credit Facility(1)	—	—	—	—	—
Notes	33.6	—	—	33.6	—

Total	33.6	—	—	33.6	—

(1)
On September 12, 2014, Full Circle entered into an amendment to Full Circle's Credit Facility with Santander Bank, N.A. to give Full Circle the option to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. Full Circle has not exercised Full Circle's option to expand the facility as of March 31, 2016. At March 31, 2016, $45.0 million remained unused under the Credit Facility.

        In addition to the contractual obligations set forth above, Full Circle has certain obligations with respect to the investment advisory and administration services Full Circle receives. See "Overview." Full Circle incurred fees of $2,875,408 for investment advisory services and $591,370 for administrative services for the nine months ended March 31, 2016.

        As of March 31, 2016, Full Circle had approximately $8.6 million in unfunded loan commitments, subject to Full Circle's approval in certain instances, to provide debt financing to certain of Full Circle's portfolio companies.

Off-Balance Sheet Arrangements

        Full Circle currently has no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Borrowings

        Secured Revolving Credit Facility. On June 3, 2013, Full Circle entered into a credit agreement with Santander Bank, as administrative agent, which provided Full Circle with its $32.5 million Credit Facility. The Credit Facility replaced Full Circle's prior senior secured revolving credit facility with FCC, LLC d/b/a First Capital.

        The Credit Facility matures on October 3, 2016 and bears interest based on a tiered rate structure, depending upon utilization, ranging from LIBOR (one month, two month or three month, depending on Full Circle's option) plus 3.25% to 4.00% per annum, or from Santander Bank's prime rate plus 1.25% to 2.00% per annum, based on Full Circle's election. In addition, a fee of 0.50% per annum is charged on unused amounts under the Credit Facility. The Credit Facility is secured by all of Full Circle's assets. Under the Credit Facility, Full Circle has made certain customary representations and warranties, and is required to comply with various covenants, reporting requirements and other customary requirements, including a minimum balance sheet leverage ratio, for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature. On November 6, 2013, Full Circle increased the size of its Credit Facility with Santander Bank from $32.5 million to $45.0 million. On September 12, 2014, Full Circle entered into an amendment to Full Circle's Credit Facility with Santander Bank to give Full Circle the option to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. Full Circle has not exercised its option to expand the Credit Facility as of March 31, 2016. On June 3, 2016, Full Circle decreased the size of its Credit Facility with Santander Bank from $45.0 million to $5.0 million and extended the maturity date to October 3, 2016.

        Notes Payable. On June 28, 2013, Full Circle issued approximately $21.1 million in aggregate principal amount of Full Circle's 8.25% Notes due June 30, 2020 for net proceeds of approximately $20.2 million after deducting underwriting commissions of approximately $0.9 million. Offering expenses of approximately $0.2 million were incurred.

        The Notes were issued pursuant to an indenture, dated June 3, 2013, as supplemented by the first supplemental indenture, dated June 28, 2013 (collectively, the Indenture), between Full Circle and U.S. Bank National Association (the Trustee). The Notes are Full Circle's unsecured obligations and rank senior in right of payment to Full Circle's existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to Full Circle's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of Full Circle's secured indebtedness (including existing unsecured indebtedness that Full Circle later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by Full Circle's subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a rate of 8.25% per annum, beginning September 30, 2013. The Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at Full Circle's option on or after June 30, 2016. The Notes are listed on the NASDAQ Global Market under the trading symbol "FULLL" with a par value of $25.00 per share.

        The Indenture contains certain covenants, including covenants requiring Full Circle's compliance with (regardless of whether Full Circle is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Full Circle to provide financial information to the holders of the Notes and the Trustee if Full Circle ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. Full Circle may repurchase the Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Notes repurchased by Full Circle may, at its option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by Full Circle. Any Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. As of March 31, 2016, Full Circle had not repurchased any of the Notes in the open market.

        On July 14, 2014, Full Circle closed an offering of Notes consisting of $12,500,000 in aggregate principal amount of the Notes. The Notes were sold at a price of $25.375 plus accrued interest from June 30, 2014, a premium to par value of $25.00 per Note, for total gross proceeds of approximately $12.7 million. The Notes are a further issuance of, rank equally in right of payment with, and form a single series with the $21,145,525 of outstanding Notes that will mature on June 30, 2020, and may be redeemed in whole or in part at any time or from time to time at Full Circle's option on or after June 30, 2016.

Distributions

        In order to qualify as a regulated investment company and to avoid corporate level tax on the income Full Circle distributes to its stockholders, Full Circle is required, under Subchapter M of the Code, to distribute at least 90% of Full Circle's ordinary income and short-term capital gains to its stockholders on an annual basis.

        The following table lists the cash distributions, including dividends and returns of capital, if any, per share that Full Circle has declared since its formation on April 16, 2010. The table is divided by fiscal year according to record date.

Date Declared	Record Date	Payment Date	Amount
Total Fiscal 2011			$0.751
Total Fiscal 2012			0.918
Total Fiscal 2013			0.924
Total Fiscal 2014			0.864
Fiscal 2015:
May 2, 2014	July 31, 2014	August 15, 2014	0.067
May 2, 2014	August 29, 2014	September 15, 2014	0.067
May 2, 2014	September 30, 2014	October 15, 2014	0.067
September 8, 2014	October 31, 2014	November 14, 2014	0.067
September 8, 2014	November 28, 2014	December 15, 2014	0.067
September 8, 2014	December 31, 2014	January 15, 2015	0.067
November 3, 2014	January 30, 2015	February 13, 2015	0.067
November 3, 2014	February 27, 2015	March 13, 2015	0.067
November 3, 2014	March 31, 2015	April 15, 2015	0.067
February 20, 2015	April 30, 2015	May 15, 2015	0.035
February 20, 2015	May 29, 2015	June 15, 2015	0.035
February 20, 2015	June 30, 2015	July 15, 2015	0.035

Total (2015)			0.708

Fiscal 2016:
May 5, 2015	July 31, 2015	August 14, 2015	0.035
May 5, 2015	August 31, 2015	September 15, 2015	0.035
May 5, 2015	September 30, 2015	October 15, 2015	0.035
August 4, 2015	October 30, 2015	November 13, 2015	0.035
August 4, 2015	November 30, 2015	December 15, 2015	0.035
August 4, 2015	December 31, 2015	January 15, 2016	0.035
November 3, 2015	January 29, 2016	February 15, 2016	0.035
November 3, 2015	February 29, 2016	March 15, 2016	0.035
November 3, 2015	March 31, 2016	April 15, 2016	0.035

Total 2016 to date			$0.315

Related Parties

        Full Circle has entered into a number of business relationships with affiliated or related parties, including the following:

  •
  Full Circle has entered into the Investment Advisory Agreement with Full Circle Advisors. John E. Stuart, Full Circle's chairman, and Gregg J. Felton, Full Circle's chief executive officer and president, are both managing members of, and have financial and controlling interests in, Full Circle Advisors.

  •
  Full Circle has entered into the Administration Agreement with Full Circle Service Company. Pursuant to the terms of the Administration Agreement, Full Circle Service Company provides Full Circle with the office facilities and administrative services necessary to conduct Full Circle's day-to-day operations. Mr. Stuart, Full Circle's chairman, and Mr. Felton, Full Circle's chief executive officer and president, are managing members of, and have financial and controlling interests in, Full Circle Service Company. Full Circle's chief financial officer, Michael J. Sell, is the vice president of Full Circle Service Company.

  •
  Full Circle has entered into a license agreement with Full Circle Advisors, pursuant to which Full Circle Advisors has agreed to grant Full Circle a non-exclusive, royalty-free license to use the name "Full Circle."

        FCCIP is a multiple series private fund, for which Full Circle serves as the managing member and investment adviser. FCCIP was formed as a Delaware limited liability company and operates under a limited liability company agreement dated June 13, 2014. Full Circle may co-invest in certain portfolio investments from time to time with one or more series issued by FCCIP where Full Circle determines that the aggregate available investment opportunity exceeds what Full Circle believes would be appropriate for it to acquire directly, subject to certain conditions. In addition, Full Circle expects to receive certain fees or other distributions for FCCIP in connection with the services Full Circle provides to each series it may issue. Such fees may include management fees, incentive fees and administration fees and could be offset by expense caps or waivers in the future.

        Certain members of Full Circle Advisors' investment committee presently manage Full Circle Funding, LP, a specialty lender serving lower middle-market companies. Although the existing investment funds managed by Full Circle Funding, LP are no longer making investments in new opportunities, any affiliated investment vehicle formed in the future and managed by Full Circle's investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with Full Circle's own and, accordingly, may invest in asset classes similar to those targeted by Full Circle. Full Circle Advisors and its affiliates may determine that an investment is appropriate for Full Circle and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Full Circle Advisors or its affiliates may determine that Full Circle should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Full Circle Advisors' allocation procedures.

        Full Circle has also adopted a Code of Ethics which applies to, among others, Full Circle's senior officers, including Full Circle's chairman, chief executive officer and chief financial officer, as well as all of Full Circle's officers, directors and employees. Full Circle's Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and Full Circle's interests. Pursuant to Full Circle's Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to Full Circle's chief compliance officer. Full Circle's Audit Committee is charged with approving any waivers under Full Circle's Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of the Full Circle Board is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Recent Developments

Recent Portfolio Activity

        On April 6, 2016, the senior secured note to Fuse, LLC was sold for total proceeds of approximately $5.5 million. At March 31, 2016 Full Circle had unrealized losses of approximately $1.7 million which were realized on April 6, 2016.

        On April 11, 2016, Modular Process Control, LLC completed a restructuring whereby the loans and warrant were extinguished for consideration including $0.8 million in cash and $0.8 million of an unsecured promissory note. At March 31, 2016, Full Circle had unrealized losses of approximately $6.4 million of which approximately $5.5 million were realized as part of the restructuring on April 11, 2016.

        On April 19, 2016, the senior secured revolving term loan to ProGrade Ammo Group, LLC was repaid for net proceeds of approximately $1.6 million. At March 31, 2016, Full Circle had unrealized losses of approximately $5.4 million which were realized on April 19, 2016.

        On July 8, 2016, the second lien secured loan to Bioventus, LLC was sold for total proceeds of approximately $6.0 million.

        On August 17, 2016, the Company foreclosed on the commercial property underlying its loan to JN Medical Corporation ("JNI"). Subsequent to the foreclosure, on September 14, 2016 the Company entered into a forbearance agreement with JNI, which among other things, required JNI to enter into a triple net lease agreement with respect to the commercial property and to fund an initial payment of $730,723 to the Company in addition to resuming all other obligations under the loan agreement.

        The Company holds collateralized note obligations from PEAKS Trust 2009-1. ITT Educational Services Inc. "ITT") has guaranteed payment on these notes. On August 26, 2016, ITT announced that it would no longer be accepting new students for enrollment during the current academic year. Subsequently ITT terminated operations at its campuses and on September 16, 2016 ITT filed for Chapter 7 bankruptcy. To the degree that ITT has liabilities in excess of the proceeds resulting from the Chapter 7 proceedings, ITT may not be able to meet obligations under its guarantee, which could impair the value of the notes. At August 31, 2016, the Company valued the notes at 70.91% of par value as compared to 83.92% of par value at June 30, 2016. The Company is currently reviewing the situation, but does not expect a significant change in the value of the notes due to the status of ITT.

Other Developments

        On June 3, 2016, Full Circle entered into an amendment to its credit facility with Santander Bank to, among other things, (i) reduce the size of the facility from $45,000,000 to $5,000,000, (ii) extend the termination date until October 3, 2016 and (iii) limit Full Circle's ability to make any dividends, distributions, redemptions or other acquisitions of securities or other equity interests in Full Circle in excess of $10,000,000 in the aggregate through October 3, 2016.

        On June 23, 2016, Full Circle and GECC entered into the Merger Agreement under which Full Circle will merge with and into GECC, with GECC as the surviving corporation.

Senior Securities of Full Circle

        Information about Full Circle's senior securities (including debt securities and other indebtedness) is shown in the following tables as of March 31, 2016 and the fiscal years ended June 30, 2015, 2014, 2013 and 2012. Full Circle had no senior securities outstanding as of June 30 of any prior fiscal years. The report of Full Circle's independent registered public accounting firm, RSM US LLP on the senior securities table as of June 30, 2015 is included as Exhibit 14(f) to the registration statement of which this document is a part. The reports of Full Circle's independent registered public accounting firms, KPMG LLP on the senior securities table as of June 30, 2014, and Rothstein Kass on the senior securities table as of June 30, 2013 and June 30, 2012, are incorporated by reference as exhibits to the registration statement of which this document is a part.

Year	Total Amount Outstanding(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facility(5)
Fiscal 2012	$18,544,660	$3,435	—	n/a
Fiscal 2013	25,584,147	2,210	—	n/a
Fiscal 2014	8,435,463	3,467	—	n/a
Fiscal 2015	—	—	—	n/a
March 31, 2016 (unaudited)	—	—	—	n/a
Distribution Notes(6)
Fiscal 2012	3,404,583	3,435	—	n/a
Fiscal 2013	3,404,583	2,210	—	n/a
Fiscal 2014	—	—	—	n/a
Fiscal 2015	—	—	—	n/a
March 31, 2016 (unaudited)	—	—	—	n/a
Unsecured Notes
Fiscal 2013	21,145,525	2,210	—	1,000
Fiscal 2014	21,145,525	3,467	—	1,030
Fiscal 2015	33,645,525	3,970	—	1,038
March 31, 2016 (unaudited)	$33,645,525	$3,408	—	1,013
(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of Full Circle's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable for senior securities that are not registered for public trading. The average market value per unit for Full Circle's Unsecured Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness.

(5)
In June 2013, Full Circle repaid its credit facility with FCC, LLC d/b/a First Capital and entered into the Credit Facility with Santander Bank, N.A. f/k/a Sovereign Bank, N.A.

(6)
Full Circle repaid the Distribution Notes in full in July 2013.

Portfolio Companies of Full Circle

        The following table sets forth certain information as of March 31, 2016 regarding each portfolio company in which Full Circle has a debt or equity investment. For information regarding material portfolio transactions occurring after March 31, 2016, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments—Recent Portfolio Activity" section of this document. The general terms of Full Circle's loans and other investments are described in "Full Circle—Business—Investments—Types of Investments." Full Circle offers to make available significant managerial assistance to its portfolio companies. Full Circle may receive rights to observe the meetings of Full Circle's portfolio companies' board of directors. Other than these investments, Full Circle's only relationships with its portfolio companies are the managerial assistance it may separately provide to its portfolio companies, which services would be ancillary to its investments.

Name and Address of Portfolio Company	Industry	Investment	Percentage of Class Held	Par Amount/ Quantity	Cost	Fair Value
Control Investments
Texas Westchester Financial, LLC, 800 Westchester Avenue, Suite S-620 Rye Brook, NY 10573	Consumer Financing	Limited Liability Company Interests	100%	9,278	$408,606	$130,000

Total Control Investments					408,606	130,000

Total Affiliate Investments
Modular Process Control, LLC, 15455 Conway Road, Suite 420 Chesterfield, MO 63017	Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (one month LIBOR plus 13.50%, 14.50% floor), 3/28/2017	±	$1,068,959	1,065,740	772,768
		Senior Secured Term Loan, 15.50% (one month LIBOR plus 14.50%, 15.50% floor), 3/28/2017	±	$4,900,000	4,759,936	—
		Senior Secured Term Loan—Tranche 2, 18.00% (one month LIBOR plus 17.00%, 18.00% floor), 3/28/2017	±	1,009,636	1,009,636	—
		Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expires 3/28/2023	15%	1	288,000	—

					7,123,312	772,768

Name and Address of Portfolio Company	Industry	Investment	Percentage of Class Held	Par Amount/ Quantity	Cost	Fair Value
ProGrade Ammo Group LLC, 3616 Eastside Highway Stevensville, MT 59870	Munitions	Senior Secured Revolving Loan, 9.44% (one month LIBOR plus 9.00%, 9.20% floor), 4/30/2016,	±	$1,968,568	1,968,568	1,619,160
		Senior Secured Term Loan, 16.44% (one month LIBOR plus 16.00%, 16.20% floor), 4/30/2016,	±	$4,843,750	4,843,750	—
		Warrants for 19.9% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018	20%	181,240	176,770	—

					6,989,088	1,619,160

US Oilfield Company, LLC, 11450 N. Meridian St. Suite 240 Camel, IN 46032	Oil and Gas Field Services	Senior Secured Revolving Loan, 12.44% (one month LIBOR plus 12.00%), 12/31/2017	±	$350,277	350,277	339,663
		Senior Secured Term Loan A, 12.44% (one month LIBOR plus 12.00%), 12/31/2017	±	$861,728	856,358	163,039
		Senior Secured Term Loan B, 12.44% (one month LIBOR plus 12.00%), 12/31/2017	±	$4,720,391	4,684,943	893,098
		Warrant for 7.625% of the outstanding Class A voting LLC interests (strike price $0.01), expires 8/13/2024	8%	1	—	—
		Warrants for 4.788% of the outstanding Class B non-voting LLC interests (strike price $0.01), expire 8/13/2024	5%	4	—	—

					5,891,578	1,395,800

Total Affiliate Investments					20,003,978	3,787,728

Other Investments
31053rd, LLC, 1617 J.F.K Blvd Suite 545 Philadelphia, PA 19103	Real Estate Holding Company	Senior Secured Term Loan, 10.44% (one month LIBOR plus 10.00%, 10.15% floor, 16.00% cap) 7/1/2017	±	$6,000,000	5,920,179	5,920,179
Ads Direct Media, Inc., 250 Australian Ave Ste 1600 West Palm Beach, Florida 33401	Internet Advertising	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.00%, 13.50% floor) 10/9/2017	±	$1,932,468	1,918,736	412,208

Name and Address of Portfolio Company	Industry	Investment	Percentage of Class Held	Par Amount/ Quantity	Cost	Fair Value
		Warrant for 3.25% of outstanding LLC interests (strike price $0.01) expires 10/9/2024	3%	1	—	—

					1,918,736	412,208

AP Gaming, I, LLC, 5475 S. Decatur Blvd., Suite #100 Las Vegas, NV 89118	Gambling Machine Manufacturer	Senior Secured Term Loan, 9.25% (one month LIBOR plus 8.25%, 9.25% floor) 12/20/2020	±	$3,959,494	3,924,215	3,702,127
Aptean, Inc., 4325 Alexander Drive, Suite 100 Alpharetta, GA 30022-3740	Enterprise software company	Unfunded Revolving Loan, 4.19% (one month LIBOR plus 3.75%) (purchased with an 11.0% netback) 2/26/2019	±	$7,500,000	(754,465)	(791,965)
Attention Transit Advertising Systems, LLC, 1120 N. Anita Ave Tucson, AZ 85705	Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	±	$1,741,219	1,741,219	1,853,122
Background Images, Inc., 28908 North Avenue Paine, Unit B Valencia, CA 91355	Equipment Rental Services	Senior Secured Term Loan—Term A, 14.94% (one month LIBOR plus 14.50%), 9/1/2016	±	$121,127	121,127	136,304
		Senior Secured Term Loan—Term B, 16.69% (one month LIBOR plus 16.25%), 9/1/2016	±	$446,465	446,465	455,037

					567,592	591,341

Bioventus LLC, 4721 Emperor Blvd # 100 Durham, NC 27703	Specialty Pharmaceuticals	Subordinated Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 4/10/2020	±	$6,000,000	5,951,402	5,880,000
Davidzon Radio, Inc., 2508 Coney Island Avenue, 2nd Floor Brooklyn, NY 11223	Radio Broadcasting	Senior Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 3/31/2020	±	$10,431,815	8,815,419	9,476,956
Fuse LLC, 20532 Carrey Road, Walnut California 91789	Television Programming	Senior Secured Note, 10.375%, 7/1/2019	±	$7,000,000	7,034,675	5,285,000
GC Pivotal LLC, 180 North LaSalle Street Suite 2430 Chicago, IL 60601	Data Connectivity Services Company	Unsecured Notes, 11.00%, 12/31/2020	±	$3,164,000	3,171,132	3,081,947
General Cannabis Corp., 6565 East Evans Ave Denver, CO 80224	Non-residential property owner	Common Stock	±±	25,000	113,214	15,250
GW Power LLC and Greenwood Fuels WI LLC, 600 Liberty St. Green Bay, WI 54304	Electric Services	Senior Secured Term Loan, 12.44% (one month LIBOR plus 12.00%, 12.16% floor), 5/4/2016	±	$1,570,388	1,570,344	1,562,065
Infinite Aegis Group, LLC, 4600 South Ulster Street, Suite 800 Denver, CO 80237	Healthcare Billing and Collections	Warrant for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expires 8/1/2023	2%	1	107,349	—

Name and Address of Portfolio Company	Industry	Investment	Percentage of Class Held	Par Amount/ Quantity	Cost	Fair Value
JN Medical Corporation, 1720 North 84th Street Omaha, NE 68134	Biological Products	Senior Secured Term Loan, 11.44%, (one month LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	±	$3,500,000	3,494,622	3,479,583
Luling Lodging, LLC, 3100 Richmond Avenue Houston, TX 77098	Hotel Operator	Senior Secured Term Loan, 12.44% (one month LIBOR plus 12.00%, 12.25% floor), 12/17/2017	±	$4,500,000	4,472,610	3,400,650
OPS Acquisitions Limited and Ocean Protection Services Limited, 4920 Elm Street, Suite 205 Bethesda, MD 20815	Maritime Security Services	Senior Secured Term Loan, 12.50%, (one month LIBOR plus 12.00%, 12.50% floor), 3/4/2017	±	$4,858,793	4,742,009	4,801,923
PEAKS Trust 2009-1, 13000 North Meridian Street Carmel, IN 46032	Consumer Financing	Senior Secured Term Loan, 7.50%, (one month LIBOR plus 5.50%, 7.50% floor), 1/27/2020	±	$2,406,498	2,101,122	1,822,922
PR Wireless, Inc., Carretera 165, City View Plaza #48, Ste 700 Guaynabo, Puerto Rico 00968	Wireless Communications	Senior Secured Term Loan, 10.00%, (one month LIBOR plus 9.00%, 10.00% floor), 6/27/2020	±	$8,351,250	7,743,788	7,516,125
		Warrant for 101 shares (at a $0.01 strike price), expires 6/27/2024	1%	1	634,145	209,844

					8,377,933	7,725,969

Pristine Environments, Inc., 7925 Jones Branch Drive, Suite LL330 McLean, VA 22101	Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 14.94% (one month LIBOR plus 14.50%, 11.70% floor), 3/31/2017	±	$5,847,111	5,847,111	5,871,474
		Senior Secured Term Loan A, 15.94% (one month LIBOR plus 15.50%, 12.70% floor), 3/31/2017	±	$1,487,063	1,483,856	1,495,737
		Senior Secured Term Loan B, 15.94% (one month LIBOR plus 15.50%, 12.70% floor), 3/31/2017	±	$2,843,750	2,816,242	2,857,495

					10,147,209	10,224,706

Rice Bran Technologies Corporation, 6720 N Scottsdale Road, Suite 390 Scottsdale, AZ 85253	Grain Mill Products	Senior Secured Revolving Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor, 12.00% cap), 6/1/2018	±	$1,630,230	1,583,231	1,556,870
		Senior Secured Term Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor, 12.00% cap), 6/1/2018	±	$1,500,000	1,429,009	1,437,500

Name and Address of Portfolio Company	Industry	Investment	Percentage of Class Held	Par Amount/ Quantity	Cost	Fair Value
		Warrants for 300,000 shares (at a $5.25 strike price), expire 5/12/2020	±±	300,000	39,368	22,500

					3,051,608	3,016,870

Sundberg America LLC et al., 5852 West 51st Street Chicago, IL 60638	Appliance Parts Distributer	Senior Secured Notes, 9.50%, 4/30/2020	±	$7,761,802	7,726,629	7,761,802
The Finance Company, LLC, 1010 Wayne Avenue, Suite 510 Silver Springs, MD 20910	Consumer Financing	Senior Secured Revolving Loan, 13.25% (one month LIBOR plus 12.75%, 13.25% floor), 3/31/2018	±	$2,077,669	2,077,669	2,075,937
The Selling Source, LLC, 325 E. Warm Springs Road Las Vegas, NV 89119	Information and Data Services	Senior Secured Term Loan, 17.00%, 12/31/2017**	±	$4,743,971	3,949,016	3,775,569
US Shale Solutions, Inc., 2950 North Loop West, Suite 500 Houston, TX 7792	Oil and Gas Field Services	Subordinated Secured Term Loan, 12.00%, 9/15/2019	±	$2,584,968	2,584,968	1,198,736
		Senior Secured Term Loan, 10.00%, 9/15/2018	±	$1,084,337	1,084,337	1,084,337
		Limited Liability Company Interests	3%	15,079	4,325,739	—

					7,995,044	2,283,073

Total Other Investments					98,216,482	87,357,234

Total Investments					$118,629,066	$91,274,962

±
Investment is a debt instrument and thus percentage of class does not apply.

±±
Represents less than 1% of outstanding shares

Management of Full Circle

        The Full Circle Board oversees Full Circle's management. The Full Circle Board currently consists of six members, four of whom are not "interested persons" of Full Circle as defined in Section 2(a)(19) of the 1940 Act. Full Circle refers to these individuals as Full Circle's independent directors. The Full Circle Board elects Full Circle's officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of Full Circle's investment activity, the quarterly valuation of Full Circle's assets, and oversight of Full Circle's financing arrangements. The Full Circle Board has also established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

        Information regarding the Full Circle Board is provided below

Name	Age	Position	Director Since	Expiration of Term (Fiscal Year)
Interested Directors
John E. Stuart	50	Chairman of the Board of Directors	2010	2019
Gregg J. Felton	45	Chief Executive Officer and President	2013	2019
Independent Directors
Mark C. Biderman	70	Director	2010	2017
Edward H. Cohen	77	Director	2010	2018
Terence B. Flynn	55	Director	2014	2018
Thomas A. Ortwein, Jr.	60	Director	2010	2017

        The address for each of Full Circle's directors is c/o Full Circle Capital Corporation, 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Michael J. Sell	38	Chief Financial Officer, Treasurer and Secretary
Salvatore Faia	53	Chief Compliance Officer

Biographical Information

Directors

        Full Circle's directors have been divided into two groups—interested directors and independent directors. An interested director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

        Mr. Stuart is an "interested person" of Full Circle as defined in the 1940 Act due to his position as managing member of Full Circle Advisors, Full Circle's investment adviser, and a managing member of Full Circle Service Company, Full Circle's administrator.

        John E. Stuart is Full Circle's chairman and is primarily responsible for overall investment strategies, portfolio management, growth and capital market initiatives. Mr. Stuart served as Full Circle's chief executive officer from Full Circle's formation until November 2013, and Full Circle's co-chief executive officer from November 2013 through February 8, 2015. In addition, Mr. Stuart is a managing member of Full Circle Advisors and a managing member of Full Circle Service Company. Mr. Stuart co-founded Full Circle Funding, LP in 2005 and is a managing partner. Prior to founding Full Circle Funding, LP, from 2002 to 2004, Mr. Stuart was managing member of Excess Capital LLC which provided financial advisory services and structured and funded equity and debt investments. Prior thereto he was co-founder and president of Titan Outdoor Holdings, a New York-based outdoor advertising company, between 1999 and 2002, and was a director until its sale in 2005. Prior thereto, Mr. Stuart was a managing director in the Corporate Finance Department of Prudential Securities Incorporated between 1996 and 1999. Mr. Stuart began his career at Oppenheimer where he was a member of the Mergers and Acquisitions Group and Corporate Finance Department from 1988 to 1996. Mr. Stuart's depth of experience in corporate finance, capital markets and financial services, as well as his intimate knowledge of Full Circle's business and operations, gives the

Full Circle Board valuable industry-specific knowledge and expertise on these and other matters. Education—A.B. Brown University, 1988.

        Mr. Felton is an "interested person" of Full Circle as defined in the 1940 Act due to his position as chief executive officer and president of Full Circle, a managing member of Full Circle Advisors, Full Circle's investment adviser, and a managing member of Full Circle Service Company, Full Circle's administrator.

        Gregg J. Felton is Full Circle's chief executive officer and president and is primarily responsible for overall investment strategies and portfolio management, growth and capital market initiatives. Mr. Felton is also a managing member and chief investment officer of Full Circle Advisors and a managing member of Full Circle Service Company. Mr. Felton joined Full Circle in November, 2013. Prior to joining Full Circle, from 2006 to 2013, Mr. Felton was a partner and managing director of Goldman Sachs and the founder and chief investment officer of Liberty Harbor, Goldman Sachs Asset Management's credit alternatives platform managing approximately $6.0 billion in assets. He oversaw various investment vehicles, including hedge funds, mutual funds and institutional managed accounts and facilitated the launch of Goldman Sachs' BDC, Goldman Sachs BDC. From 2009 to 2010, Mr. Felton was Head of Credit for Goldman Sachs Asset Management, overseeing approximately $60.0 billion in assets. Prior to joining Goldman Sachs, Mr. Felton was a senior portfolio manager at Amaranth Advisors, a multi-strategy hedge fund located in Greenwich, Connecticut. He led Amaranth's global corporate credit investment team from 2000 to 2006. Prior thereto, Mr. Felton was a vice president at Chase Manhattan Bank, where he served as a portfolio manager and senior analyst for Chase's Special Situations Fund. Mr. Felton began his career in the High Yield Finance Department of Chase's Global Investment Bank. Mr. Felton is a partner of Altus Power America, a company that focuses on owning and operating solar power generation assets. In addition, Mr. Felton serves as a Director of Rye Country Day School. Mr. Felton's broad experience managing investment vehicles and funds provides the Full Circle Board with industry expertise and a valuable perspective on a variety of credit transactions. Education—B.A. Tufts University, 1992; J.D. Georgetown University Law Center, 1996; M.B.A. Georgetown University School of Business, 1996.

Independent Directors

        The following directors are not "interested persons" of Full Circle, as defined in the 1940 Act.

        Edward H. Cohen serves as chairman of Full Circle's nominating and corporate governance committee. He has been Counsel to the international law firm of Katten Muchin Rosenman LLP since February 2002, and before that was a partner in the firm (with which he has been affiliated since 1963). Mr. Cohen retired as a director of PVH Corp. (formerly Phillips-Van Heusen Corporation), a manufacturer and marketer of apparel and footwear, in July 2011. In the past five years, he has also served as director for Franklin Electronic Publishers, Inc., an electronic publishing company, Merrimac Industries, Inc., a manufacturer of passive RF and microwave components for industry, government and science, and Levcor International, Inc., a manufacturer of buttons and other accoutrements. Mr. Cohen provides the Board with essential legal experience and judgment, which were developed during his over 40 years of practice. Education—B.A. University of Michigan, 1960; J.D. Harvard Law School, 1963.

        Mark C. Biderman serves as chairman of Full Circle's audit committee. Mr. Biderman also serves as the chairman of the Special Committee. Mr. Biderman currently serves as a member of the board of directors and audit committee of Apollo Commercial Real Estate Finance, Inc., a real estate investment trust. Mr. Biderman also serves as a director and as the chairman of the audit committee of Atlas Energy Group, LLC. Mr. Biderman served as a member of the board of directors and audit committee of Atlas Energy GP, LLC, the general partner of Atlas Energy, L.P., a midstream energy service provider, from February 2011 until February 2015. Mr. Biderman served as a member of the board of directors of Atlas Energy, Inc., an independent natural gas producer, from July 2009 through February 2011. Mr. Biderman served as vice chairman of National Financial Partners, Corp. (NFP), a financial services company focused on distributing financial products, from September 2008 through December 2008. From November 1999 until September 2008, Mr. Biderman served as NFP's executive vice president and chief financial officer. From May 1987 to October 1999, Mr. Biderman served as managing director and head of the Financial Institutions Group at CIBC World Markets, an investment banking firm, and its predecessor, Oppenheimer. Prior to investment banking, he was an equity research analyst covering the commercial banking industry. Mr. Biderman was on the "Institutional Investor" All American Research Team from 1973 to 1985 and was First Team Bank Analyst in 1974 and 1976. Mr. Biderman chaired the Due Diligence Committee at CIBC and served on the Commitment and Credit Committees. Mr. Biderman serves on the Board of Governors and as treasurer of Hebrew Union College-Jewish Institute of Religion and on the Advisory Council of the Program in Judaic Studies of Princeton University. Mr. Biderman is a Chartered Financial Analyst and brings extensive financial expertise to the Full Circle Board as well as to the audit committee. Education—B.S.E. Princeton University, 1967; M.B.A. Harvard Graduate School of Business Administration, 1969.

        Terence B. Flynn is a managing director at Houlihan Lokey, where he currently serves as Head of Asset Management Services. Previously, he co-founded the firm's Capital Markets practice. Mr. Flynn is based in Houlihan Lokey's New York office. Before joining Houlihan Lokey in 2009, Mr. Flynn was the head of the Alternative Capital Markets Group at UBS, where he headed the firm's efforts in raising private alternative capital for public and private clients. Prior to taking on this mandate, he was a managing director in the Equity Capital Markets Group, having joined UBS in 2001. From 1998 to 2001, Mr. Flynn founded and ran Phoenix Media Group, a hybrid old-new media music firm focused on the aggregation of copyrighted material. From 1993 to 1998, Mr. Flynn served in various roles at Salomon Brothers, where he established the corporate equity derivative group and managed the combined convertible capital markets and corporate equity derivative group. In 1995, he was named the deputy head of Salomon's Global Equity Derivatives. Mr. Flynn began his career at Bankers Trust in 1983 in the corporate finance department and subsequently became a member of its derivatives group and founded the municipal derivative effort. While at Bankers Trust, in 1986, he joined the emerging markets group, and from 1987 through 1989, he ran the corporate finance arm of emerging markets. In 1990, he rejoined Bankers Trust's derivatives group focusing on equity derivatives. Mr. Flynn also currently serves on the board of directors of Prairie Provident Resources Inc., a Calgary-based energy firm. Mr. Flynn received a B.A. with honors in Economics from Harvard College in 1983.

        Thomas A. Ortwein, Jr. serves as chairman of Full Circle's compensation committee. He founded Highbrace Capital in 2003 to act as the general partner in a diversified fund-of-funds From 1997 to 2003 he was managing director and head of Capital Markets for CIBC World Markets, where he was active in firm governance, and served on numerous boards and committees including the Management Committee, Corporate and Leveraged Finance Executive Board, The World Markets Executive Board, and the Children's Miracle Day Committee; he also was chairman of the Commitment and Due Diligence Committees. Mr. Ortwein started the Capital Markets Group at Oppenheimer in 1991 to build the firm's equity financing business which he managed until the firm was acquired by CIBC in 1997. From 1984 to 1991 he managed various business units at Oppenheimer & Co. Prior to that he held various positions at Lehman Brothers and Merrill Lynch. He received a B.A. in Economics from Moravian College in 1977. Mr. Ortwein, is a member of the Alliance of Alternative Asset Professionals, a former member of the Greenwich Roundtable, a not-for-profit research and educational organization for alternative investing and best practices in the Hedge Fund Industry, and serves on the Advisory Board of the Greenwich Boys and Girls Club. Mr. Ortwein's extensive familiarity with the financial services industry and the investment management process in particular, provide the Full Circle Board with valuable insight. Education—B.A., Economics, Moravian College, 1977.

Executive Officers Who Are Not Directors

        Michael J. Sell has been Full Circle's chief financial officer, treasurer and secretary since September 2013. Mr. Sell initially joined Full Circle Funding, LP, an affiliate of Full Circle Advisers, as a vice president in June 2008. From August 2010 through September 2012, Mr. Sell was employed by Full Circle's sub-administrator, Conifer Financial Services, LLC (Conifer), where he focused on BDC accounting and financial reporting. In September 2012, Mr. Sell rejoined Full Circle Service Company and was appointed as Full Circle's assistant secretary in December 2012. Prior to joining Full Circle Funding, LP, from January 2007 to May 2008, Mr. Sell was employed by Sky Bell Asset Management, LLC (Sky Bell) as its chief investment officer. From April 2006 through December 2006, Mr. Sell was an independent consultant, providing services to Full Circle Funding, LP as well as to other clients, including Agile Group, LLC (Agile) and Sky Bell. From May 2004 through April 2006, Mr. Sell was employed by Agile in various roles, where he was actively involved in operational and portfolio analysis for its hedge fund of funds. Mr. Sell began his career in September 2001 at PricewaterhouseCoopers, LLP as a senior assurance associate focused on the financial services industry, until departing in April 2004. Education—B.S., Accountancy and Finance, Miami University, 2000; Master of Accountancy, Miami University, 2001.

        Salvatore Faia has served as Full Circle's chief compliance officer since Full Circle began operations in 2010. Since 2004, Mr. Faia has served as the president of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as president of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of closed-end funds, mutual funds and investment advisers. From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, and from 1997 to 2001, he was a partner with Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Advisers' Act attorney, he is a Certified Public Accountant, and holds various FINRA Securities Licenses. Mr. Faia is a member of the Investment Company Institute's Chief Compliance Officer Committee. Education—B.S., Accounting and Finance, La Salle University, 1984; J.D. University of Pennsylvania, 1988.

Director Independence

        In accordance with rules of NASDAQ, the Full Circle Board annually determines each director's independence. Full Circle does not consider a director independent unless the Full Circle Board has determined that he or she has no material relationship with Full Circle. Full Circle monitors the relationships of its directors and officers through a questionnaire that each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

        In order to evaluate the materiality of any such relationship, the Full Circle Board uses the definition of director independence set forth in the rules promulgated by NASDAQ. Rule 5605(a)(2) provides that a director of a BDC, shall be considered to be independent if he or she is not an "interested person" of Full Circle, as defined in Section 2(a)(19) of the 1940 Act.

        The Full Circle Board has determined that each of the directors is independent and has no relationship with Full Circle, except as a director and stockholder, with the exception of Messrs. Stuart and Felton.

Board Leadership Structure

        The Full Circle Board monitors and performs an oversight role with respect to the business and affairs of Full Circle, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Full Circle. Among other things, the Full Circle Board approves the appointment of Full Circle's investment adviser, administrator and officers, reviews and monitors the services and activities performed by Full Circle's investment adviser, administrator and officers and approves the engagement, and reviews the performance of, Full Circle's independent public accounting firm.

        Under Full Circle's bylaws, the Full Circle Board may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. Full Circle does not have a fixed policy as to whether the chairman of the board should be an independent director and believes that Full Circle should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Full Circle and its stockholders at such times.

        Presently, Mr. Stuart serves as the chairman of the Full Circle Board. Mr. Stuart is an "interested person" of Full Circle as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of Full Circle's investment adviser and is a managing member of Full Circle's investment adviser and administrator. Full Circle believes that Mr. Stuart's history with Full Circle's predecessor funds, familiarity with Full Circle's investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of the Full Circle Board. Full Circle believes that it is best served through this existing leadership structure, as Mr. Stuart's relationship with Full Circle's investment adviser provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

        The Full Circle Board does not currently have a designated lead independent director. Full Circle is aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by Full Circle's strong corporate governance policies. Full Circle's corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, compensation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering Full Circle's compliance policies and procedures.

        Full Circle recognizes that different board leadership structures are appropriate for companies in different situations. Full Circle intends to re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet Full Circle's needs.

Board's Role in Risk Oversight

        The Full Circle Board performs its risk oversight function primarily through (1) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, (2) active monitoring of Full Circle's chief compliance officer and Full Circle's compliance policies and procedures.

        As described below in more detail under "Committees of the Board of Directors," the audit committee, the compensation committee and the nominating and corporate governance committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing Full Circle's accounting and financial reporting processes, Full Circle's systems of internal controls regarding finance and accounting, Full Circle's valuation process, and audits of Full Circle's financial statements. The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by Full Circle's stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and Full Circle's management. The compensation committee's risk oversight responsibilities include reviewing and recommending to the Full Circle Board for approval the Full Circle Investment Advisory Agreement and, to the extent that Full Circle compensates its executive officers directly in the future, reviewing and evaluating the compensation of Full Circle's executive officers and making recommendations to the board of directors regarding such compensation.

        The Full Circle Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Full Circle and its service providers. The chief compliance officer's annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Full Circle and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee Full Circle's compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

        Full Circle believes that its board's role in risk oversight is effective, and appropriate given the extensive regulation to which Full Circle is already subject as a BDC. As a BDC, Full Circle is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, Full Circle's ability to incur indebtedness is limited such that Full Circle's asset coverage must equal at least 200% immediately after each time Full Circle incurs indebtedness, Full Circle generally has to invest at least 70% of its gross assets in "qualifying assets" and it is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

        Full Circle recognizes that different board roles in risk oversight are appropriate for companies in different situations. Full Circle re-examines the manner in which the board administers its oversight function on an ongoing basis to ensure that it continues to meet Full Circle's needs.

Committees of the Board of Directors

        An audit committee, a compensation committee and a nominating and corporate governance committee have been established by the Full Circle Board. During the year ended June 30, 2015, the Full Circle Board held eight Board meetings, eight Audit Committee meetings, one Compensation Committee meeting and two Nominating and Corporate Governance Committee meetings. The Compensation Committee was established in February 2014. All directors attended at least 75% of the aggregate number of meetings of the Full Circle Board and of the respective committees on which they served. Full Circle requires each director to make a diligent effort to attend all board and committee meetings and Full Circle invites its directors to attend each annual meeting of its stockholders.

Audit Committee

        The audit committee operates pursuant to a charter, available on Full Circle's website at http://www.fccapital.com, which sets forth the responsibilities of the audit committee. The audit committee's responsibilities include establishing guidelines and making recommendations to the Full Circle Board regarding the valuation of Full Circle's loans and investments, selecting the independent registered public accounting firm for Full Circle, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Full Circle's financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Full Circle's annual financial statements and periodic filings and receiving Full Circle's audit reports and financial statements. The audit committee is currently composed of Messrs. Biderman, Cohen, Flynn and Ortwein, all of whom are considered independent under the rules of NASDAQ and are not "interested persons" of Full Circle as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Biderman serves as chairman of the audit committee. The Full Circle Board has determined that Mr. Biderman is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Biderman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

        The nominating and corporate governance committee operates pursuant to a charter, available on Full Circle's website at http://www.fccapital.com. The members of the nominating and corporate governance committee are Messrs. Biderman, Cohen, Flynn and Ortwein, all of whom are considered independent under the rules of NASDAQ and are not "interested persons" of Full Circle as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Cohen serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by Full Circle's stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and Full Circle's management. The nominating and corporate governance committee currently does not consider nominees recommended by Full Circle's stockholders.

        The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, Full Circle and its stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of Full Circle;

  •
  are able to work with the other members of the board of directors and contribute to the success of Full Circle;

  •
  can represent the long-term interests of Full Circle's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

        Other than the foregoing, there are no stated minimum criteria for director nominees, although the members of the nominating and corporate governance committee may also consider such other factors as they may deem are in the best interests of Full Circle and its stockholders. The nominating and corporate governance committee also believes it appropriate for certain key members of Full Circle's management to participate as members of the board of directors.

        The members of the nominating and corporate governance committee identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to Full Circle's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the board of directors decides not to re-nominate a member for re-election, the independent members of the board of directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire board of directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, neither the board of directors nor the nominating and corporate governance committee has engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

        The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a board of directors that best serves the needs of Full Circle and the interests of its stockholders.

Compensation Committee

        The Compensation Committee operates pursuant to a charter approved by the Full Circle Board, a copy of which is available on Full Circle's website at http://www.fcccapital.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to the Full Circle Board the Full Circle Investment Advisory Agreement. In addition, although Full Circle does not directly compensate its executive officers currently, to the extent that Full Circle does so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the Compensation Committee would produce a report on Full Circle's executive compensation practices and policies for inclusion in Full Circle's proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on Full Circle's executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The members of the Compensation Committee are Messrs. Biderman, Cohen, Flynn and Ortwein, all of whom are considered independent under the rules of the NASDAQ Global Market and are not "interested persons" of Full Circle as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ortwein serves as chairman of the Compensation Committee.

Special Committee

        As discussed further in "The Merger—Background of the Merger," the Full Circle Board formed the Special Committee in November 2015 to consider various strategic alternatives potentially available to Full Circle, including the Merger. The Special Committee is comprised of Messrs. Biderman, Cohen and Ortwein.

Communication with the Board of Directors

        Stockholders with questions about Full Circle are encouraged to contact Full Circle's Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Full Circle Board by sending their communications to Full Circle Capital Corporation, John E. Stuart, chairman, 102 Greenwich Ave., 2nd Floor, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the board of directors, as appropriate.

Code of Ethics

        Full Circle has adopted a code of ethics which applies to, among others, its senior officers, including its chief executive officer and its chief financial officer, as well as every officer, director and employee of Full Circle. Full Circle's code can be accessed via its website at http://www.fccapital.com. Full Circle intends to disclose any amendments to or waivers of required provisions of the code on the company's website.

Compensation of Directors

        The following table sets forth compensation of Full Circle's directors for the year ended June 30, 2015.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
John E. Stuart	—	—	—
Gregg J. Felton	—	—	—
Independent Directors
Mark C. Biderman	$54,500	—	$54,500
Edward H. Cohen	$43,000	—	$43,000
Terence B. Flynn	$41,965	—	$41,965
Thomas A. Ortwein, Jr.	$43,000	—	$43,000
(1)
For a discussion of the independent directors' compensation, see below.

(2)
Full Circle does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors.

        Full Circle's independent directors receive an annual fee of $20,000. Full Circle's independent directors also receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting in person and $1,000 for each telephonic meeting, as well as $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. The chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $2,500 for their additional services, if any, in these capacities. In addition, the chairman of the Special Committee receives a fee of $25,000 and each other member of the Special Committee receives a fee of $15,000. No compensation was paid to directors who are interested persons of Full Circle as defined in the 1940 Act.

Compensation of Executive Officers

        None of Full Circle's officers receives direct compensation from Full Circle. However, Messrs. Stuart and Felton, through their financial interests in Full Circle Advisors, will be entitled to a portion of any investment advisory fees paid by Full Circle to Full Circle Advisors under the Full Circle Investment Advisory Agreement. Mr. Sell, Full Circle's chief financial officer, treasurer and secretary, and Mr. Faia, Full Circle's chief compliance officer, through Vigilant Compliance Services, will be paid by Full Circle Service Company, subject to reimbursement by Full Circle of its allocable portion of such compensation for services rendered by them to Full Circle under the Full Circle Administration Agreement. To the extent that Full Circle Service Company outsources any of its functions Full Circle will reimburse Full Circle Service Company for the fees associated with such functions without profit or benefit to Full Circle Service Company.

Full Circle Portfolio Management

        The management of Full Circle's investment portfolio is the responsibility of Full Circle's investment adviser, Full Circle Advisors, and its investment committee, which is currently led by Messrs. Stuart and Felton, the portfolio managers of Full Circle. For more information regarding the business experience of Messrs. Stuart and Felton, see "Management of Full Circle—Board of Directors and Executive Officers—Biographical Information—Interested Directors." Messrs. Stuart and Felton must approve each new investment that Full Circle makes, in consultation with the investment committee. Messrs. Stuart and Felton are not employed by Full Circle, and receive no compensation from Full Circle in connection with their portfolio management activities. However, Messrs. Stuart and Felton, through their financial interests in Full Circle Advisors, are entitled to a portion of any investment advisory fees paid by Full Circle Capital to Full Circle Advisors.

Investment Personnel

        Messrs. Stuart and Felton are assisted by Crandall Deery, who serves as a senior vice president of Full Circle Advisors and is a member of Full Circle's investment committee. Full Circle considers Messrs. Stuart and Felton, who lead Full Circle's investment committee, to be Full Circle's portfolio managers.

        The table below shows the dollar range of shares of Full Circle's common stock beneficially owned by Full Circle's portfolio managers as of March 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in Full Circle Capital
John Stuart	Over $1,000,000
Gregg J. Felton	Over $1,000,000

        The following information pertains to the members of Full Circle Advisors' investment team who are not executive officers of Full Circle Capital:

        Crandall Deery is a senior vice president of Full Circle's investment adviser. Mr. Deery joined Full Circle Advisors in 2012 and is responsible for transaction execution, underwriting, due diligence and loan monitoring. Mr. Deery has over 15 years of experience in the financial services sector primarily focused on lending to middle-market borrowers. Most recently, Mr. Deery served as a vice president of Jefferies Finance LLC, a joint venture between Jefferies & Co. and Babson Capital that was formed to provide non-investment grade senior and subordinated debt to the middle market. In this role, he led a structuring and execution team in addition to managing a portfolio of outstanding loan commitments. Prior to Jefferies Finance, Mr. Deery served as an Associate within the Global Sponsor Finance group at GE Capital where he focused on providing financing to private equity firms for leveraged middle-market transactions. From 2001 to 2003, Mr. Deery worked in equity research at Sanford C. Bernstein & Co. where he was a member of the Institutional Investor-ranked Chemicals team. Mr. Deery began his career in 1997 as an Associate within the Financial Advisory Services group at PricewaterhouseCoopers LLP. Education—M.B.A., Finance and Business Law, Leonard N. Stern School of Business, New York University, B.A., Economics, Vanderbilt University.

        Brian Neilinger is a managing director of Full Circle's investment adviser. Mr. Neilinger joined Full Circle in 2014 and is responsible for transaction origination, execution, underwriting and due diligence. Mr. Neilinger also leads the firm's real estate and real estate-related debt and equity transactions. Previously, Mr. Neilinger served as a managing director of Aladdin Capital Management, an investment and asset management firm focused on structured debt products. In this role, he organized the firm's commercial real estate investment strategy. Prior to Aladdin, Mr. Neilinger was a managing partner at Saber Real Estate Advisors, a real estate development firm focused on distressed assets. Before Saber, Mr. Neilinger was a managing director at CIBC World Markets Corp., the investment banking arm of Canadian Imperial Bank of Commerce, where he managed the underwriting, structuring and closing of mortgage loans (construction, bridge and term loans) and CMBS securitizations. From 1994 to 1997, Mr. Neilinger worked as an attorney at Orrick, Herington and Sutcliffe LLP in New York City. Mr. Neilinger has a B.S., Foreign Service (International Economics & Finance), from Georgetown University, and a J.D., from the University of Notre Dame Law School. In addition, Mr. Neilinger is a Member of the Bar of New York State.

Compensation

        None of the members of Full Circle Advisors' investment committee receive any direct compensation from Full Circle in connection with the management of Full Circle's portfolio. Messrs. Stuart and Felton, through their financial interests in Full Circle Advisors, are entitled to a portion of any profits earned by Full Circle Advisors, which includes any fees payable to Full Circle Advisors under the terms of the Full Circle Investment Advisory Agreement, less expenses incurred by Full Circle Advisors in performing its services under the Full Circle Investment Advisory Agreement. The compensation paid by Full Circle Advisors to its other investment personnel may include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

Full Circle Investment Advisory Agreement

Management Services

        Full Circle Advisors serves as Full Circle's investment adviser. Full Circle Advisors is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of the Full Circle Board, Full Circle's investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Full Circle. Under the terms of the Full Circle Investment Advisory Agreement, Full Circle Advisors:

  •
  determines the composition of Full Circle's portfolio, the nature and timing of the changes to Full Circle's portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments Full Circle makes (including performing due diligence on Full Circle's prospective portfolio companies);

  •
  closes and monitors the investments Full Circle makes; and

  •
  provides Full Circle with other investment advisory, research and related services as Full Circle may from time to time require.

        Full Circle Advisors' services under the Full Circle Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to Full Circle are not impaired.

Management Fee

        Pursuant to the Full Circle Investment Advisory Agreement, Full Circle has agreed to pay Full Circle Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.75% of Full Circle's gross assets, as adjusted. For services rendered under the Full Circle Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Full Circle's gross assets, as adjusted, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. Full Circle's investment adviser waived the portion of the base management fee that exceeded 1.50% of Full Circle Capital's gross assets, as adjusted, from the time Full Circle commenced operations to August 31, 2011, when such waiver expired.

        The incentive fee has two parts. The first part of the incentive fee is calculated and payable quarterly in arrears based on Full Circle's pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that Full Circle receives from portfolio companies) accrued during the calendar quarter, minus Full Circle's operating expenses for the quarter (including the base management fee, expenses payable under the Full Circle Administration Agreement to Full Circle Service Company, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that Full Circle has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Full Circle's net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Full Circle's net investment income used to calculate this part of the incentive fee is also included in the amount of Full Circle's gross assets used to calculate the 1.75% base management fee. Full Circle pays Full Circle Advisors an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which Full Circle's pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

  •
  100% of Full Circle's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). This portion of Full Circle's pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) is referred to as the "catch-up." The "catch-up" is meant to provide Full Circle's investment adviser with 20% of Full Circle's pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

  •
  20% of the amount of Full Circle's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Full Circle Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Full Circle Advisors).

        The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of Pre-incentive fee net investment income allocated to Full Circle Advisors

        These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to Full Circle's debt investments. Accordingly, an increase in interest rates would make it easier for Full Circle to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to Full Circle's investment adviser with respect to pre-incentive fee net investment income.

        The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Full Circle Investment Advisory Agreement, as of the termination date), and will equal 20% of Full Circle's realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in Full Circle's portfolio. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, Full Circle will accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Full Circle Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods.

        Full Circle does not currently intend to pay an income incentive fee or a capital gains incentive fee based on income or gains derived from swaps or other derivatives.

        Full Circle Advisors has not taken any incentive fees with respect to any swaps or derivatives to date. For purposes of computing the capital gains incentive fee, Full Circle Advisors will become entitled to a capital gains incentive fee only upon the termination or disposition of any swaps or derivatives, at which point all net gains and losses of the underlying loans constituting the reference assets of the swaps or derivatives will be realized. For purposes of computing Full Circle's income incentive fee, Full Circle Advisors will not be entitled to a subordinated incentive fee with respect to swaps or derivatives. Any unrealized appreciation on such investments, if any, will be reflected in total assets in Full Circle's consolidated balance sheet and included in the computation of Full Circle's base management fee. All such swaps or derivatives will be reflected as portfolio investments and any resulting gain or loss will be reflected in Full Circle Capital's income statements. While the Full Circle Investment Advisory Agreement neither includes nor contemplates the inclusion of net unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the AICPA Technical Practice Aid for investment companies, Full Circle will accrue capital gains incentive fees on unrealized gains. This accrual will reflect the incentive fees that would be payable to Full Circle Advisors if Full Circle's entire investment portfolio was liquidated at its fair value as of the balance sheet date even though Full Circle Advisors will not be entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

        For purposes of the asset coverage ratio test applicable to Full Circle as a BDC, Full Circle will treat the outstanding notional amount of any swaps or derivatives, less the total amount of cash collateral posted under any swaps or derivatives Full Circle holds (if any), as a senior security for the life of that instrument. Full Circle may, however, accord different treatment to any such swaps or derivatives in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

        Further, for purposes of Section 55(a) under the 1940 Act, Full Circle will treat each loan underlying any swaps or derivatives as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. Full Circle may, however, accord different treatment to any swaps or derivatives in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC. Incentive fees would increase if, and to the extent that, Full Circle earns greater interest income through its investments in portfolio companies or realizes additional capital gains upon the sale of warrants or other equity investments in such companies.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee*:

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) = 0.6125%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Management fee(2) =0.4375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) = 2.0625%
Incentive fee = 100% × pre-incentive fee net investment income, subject to the "catch-up"(4)
= 100% × (2.0625% – 1.75%)
= 0.3125%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00
Hurdle rate(1) = 1.75%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) = 2.3625%
Incentive fee = 20% × pre-incentive fee net investment income, subject to "catch-up"(4)
Incentive fee = 100% × "catch-up" + (20% × (pre-incentive fee net investment income – 2.1875%))
Catch-up = 2.1875% – 1.75%= 0.4375%
Incentive fee = (100% × 0.4375%) + (20% × (2.3625% – 2.1875%)) = 0.4375% + (20% × 0. 175%) = 0.4375% + 0.035% = 0.4725%

*
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)
Represents 7% annualized hurdle rate.

(2)
Represents 1.75% annualized management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide the investment adviser with an incentive fee of 20% on all of Full Circle Capital's pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20.0 million investment made in Company A (Investment A), and $30.0 million investment made in Company B (Investment B)

  •
  Year 2: Investment A sold for $50.0 million and fair market value (FMV) of Investment B determined to be $32.0 million

  •
  Year 3: FMV of Investment B determined to be $25.0 million

  •
  Year 4: Investment B sold for $31.0 million

        The capital gains portion of the incentive fee would be:

  •
  Year 1: None

  •
  Year 2: $6.0 million capital gains incentive fee ($30.0 million realized capital gains on sale of Investment A multiplied by 20%)

  •
  Year 3: None ($5.0 million (20% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2))

  •
  Year 4: $200,000 capital gains incentive fee ($6.2 million ($31.0 million cumulative realized capital gains multiplied by 20%) less $6.0 million (capital gains fee taken in Year 2))

Alternative 2:

Assumptions

  •
  Year 1: $20.0 million investment made in Company A (Investment A), $30.0 million investment made in Company B (Investment B) and $25.0 million investment made in Company C (Investment C)

  •
  Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

  •
  Year 3: FMV of Investment B determined to be $24.0 million and Investment C sold for $30.0 million

  •
  Year 4: FMV of Investment B determined to be $35.0 million

  •
  Year 5: Investment B sold for $20.0 million

        The capital gains incentive fee, if any, would be:

  •
  Year 1: None

  •
  Year 2: $5.0 million capital gains incentive fee (20% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

  •
  Year 3: $1.4 million capital gains incentive fee ($6.4 million (20% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation)) less $5.0 million capital gains fee received in Year 2)

  •
  Year 4: $0.6 million capital gains incentive fee ($7.0 million (20% multiplied by $35.0 million ($35.0 million cumulative realized capital gains)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3)

  •
  Year 5: None ($5.0 million (20% multiplied by $25.0 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10 million)) less $7.0 million cumulative capital gains fee paid in Year 2, Year 3, and Year 4)

(1)
As illustrated in Year 3 of Alternative 1 above, if Full Circle were to be wound up on a date other than December 31 of any year, Full Circle may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Full Circle had been wound up on December 31 of such year.

Payment of Full Circle's Expenses

        The investment committee of Full Circle's investment adviser and their respective staffs, when and to the extent they are engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Full Circle Advisors. Full Circle bears all other costs and expenses of its operations and transactions, including (without limitation):

  •
  the cost of Full Circle's organization and initial public offering;

  •
  the cost of calculating Full Circle's net asset value, including the cost of any third-party valuation services;

  •
  the cost of effecting sales and repurchases of Full Circle's shares and other securities;

  •
  interest payable on debt, if any, to finance Full Circle's investments;

  •
  fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third-party advisory fees;

  •
  transfer agent and safekeeping fees;

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees and any stock exchange listing fees;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

  •
  direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with Full Circle's reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

  •
  all other expenses incurred by either Full Circle Service Company or Full Circle in connection with administering Full Circle's business, including payments under the Full Circle Administration Agreement that will be based upon Full Circle's allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Full Circle Administration Agreement. This includes rent, the fees and expenses associated with performing compliance functions, and Full Circle's allocable portion of the costs of compensation and related expenses of Full Circle's chief compliance officer and Full Circle's chief financial officer and any administrative support staff.

        Full Circle's investment adviser had agreed to reimburse Full Circle for any operating expenses, excluding interest expenses, investment advisory and management fees, and organizational and offering expenses, in excess of 2% of Full Circle's net assets for the first twelve months following the completion of the initial public offering, which occurred on August 31, 2010. This agreement was extended through September 30, 2011 and expired on such date.

Duration and Termination

        The Full Circle Board initially approved the Full Circle Investment Advisory Agreement on July 8, 2010 and most recently reapproved such agreement on June 22, 2016. Unless earlier terminated as described below, the Full Circle Investment Advisory Agreement will remain in effect from year to year if approved annually by the Full Circle Board or by the affirmative vote of the holders of a majority of Full Circle's outstanding voting securities, including, in either case, approval by a majority of Full Circle's directors who are not parties to such agreement or who are not "interested persons" of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Full Circle Investment Advisory Agreement will automatically terminate in the event of its assignment. The Full Circle Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days' written notice to the other party. In accordance with the requirements of the Merger Agreement, a Termination Letter providing for the future termination of the Full Circle Investment Advisory Agreement has been executed. See "Risk Factors—Risks Relating to GECC's Business and Structure—Each of GECM and Full Circle's investment adviser has the right to resign on 60 days' notice, and each of GECC and Full Circle may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations."

Indemnification

        The Full Circle Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Full Circle Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Full Circle Advisors' services under the Full Circle Investment Advisory Agreement or otherwise as an investment adviser of Full Circle Capital.

Organization of Full Circle's Investment Adviser

        Full Circle Advisors is a Delaware limited liability company. The principal executive offices of Full Circle Advisors are located at 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut, 06830.

Board Approval of the Full Circle Investment Advisory Agreement

        A discussion regarding the basis for the Full Circle Board's approval of the Full Circle Investment Advisory Agreement was included in Full Circle's annual report on Form 10-K for the period ending June 30, 2015.

Full Circle Administration Agreement

        Full Circle Service Company, a Delaware limited liability company, serves as Full Circle's administrator. The principal executive offices of Full Circle Service Company are located at 102 Greenwich Ave., 2nd Floor, Greenwich, Connecticut 06830. Pursuant to an administration agreement (the Full Circle Administration Agreement) most recently ratified by the Full Circle Board on June 22, 2016, Full Circle Service Company furnishes Full Circle with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Full Circle Administration Agreement, Full Circle Service Company also performs, or oversees the performance of, Full

Circle's required administrative services, which include, among other things, being responsible for the financial records which Full Circle is required to maintain and preparing reports to its stockholders. In addition, Full Circle Service Company assists Full Circle in determining and publishing Full Circle's net asset value, oversees the preparation and filing of Full Circle's tax returns and the printing and dissemination of reports to Full Circle's stockholders, and generally oversees the payment of Full Circle's expenses and the performance of administrative and professional services rendered to Full Circle by others. Payments under the Full Circle Administration Agreement are equal to an amount based upon Full Circle's allocable portion of Full Circle Service Company's overhead in performing its obligations under the Full Circle Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and Full Circle's allocable portion of the compensation of Full Circle's chief financial officer and Full Circle's allocable portion of the compensation of any administrative support staff employed by the administrator, directly or indirectly. Under the Full Circle Administration Agreement, Full Circle Service Company will also provide on Full Circle's behalf managerial assistance to those portfolio companies that request such assistance. The Full Circle Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. In accordance with the requirements of the Merger Agreement, a Termination Letter providing for the future termination of the Full Circle Administration Agreement has been executed.

        Full Circle Service Company also may provide administrative services to Full Circle's investment adviser, Full Circle Advisors. As a result, Full Circle Advisors would reimburse Full Circle Service Company for its allocable portion of Full Circle Service Company's overhead, including rent, the fees and expenses associated with performing compliance functions for Full Circle Advisors, and its allocable portion of the compensation of any administrative support staff. To the extent Full Circle Advisors or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by Full Circle Service Company to such other investment vehicles will be charged to Full Circle.

        The Full Circle Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Full Circle Service Company and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Full Circle Service Company's services under the Full Circle Administration Agreement or otherwise as administrator for Full Circle Capital.

        Full Circle's former chief financial officer, William E. Vastardis, is the chairman of Conifer, f/k/a Vastardis Fund Services LLC. Full Circle Service Company has engaged Conifer to provide certain administrative services to Full Circle. In exchange for providing such services, Full Circle Service Company pays Vastardis Fund Services an asset-based fee with a $200,000 annual minimum. This asset-based fee varies depending upon Full Circle's gross assets as follows:

Gross Assets	Fee
first $150.0 million of gross assets	20 basis points (0.20%)
next $150.0 million of gross assets	15 basis points (0.15%)
next $200.0 million of gross assets	10 basis points (0.10%)
in excess of $500.0 million of gross assets	5 basis points (0.05%)

        Additionally, prior to September 30, 2013, Full Circle reimbursed Full Circle Service Company for the fees charged by Vastardis Fund Services for the service of Mr. Vastardis as Full Circle's chief financial officer, treasurer and secretary at an annual rate of up to $250,000. Vastardis Fund Services agreed to cap its first year fees at $200,000 for administrative services to Full Circle, and at $100,000 for the service of Mr. Vastardis as Full Circle's chief financial officer, treasurer and secretary. These caps expired on August 31, 2011. As of September 30, 2013, Michael J. Sell became Full Circle's chief financial officer, treasurer and secretary and Mr. Vastardis no longer receives fees for such services.

Full Circle License Agreement

        Full Circle has entered into a license agreement with Full Circle Advisors pursuant to which Full Circle Advisors has agreed to grant Full Circle a non-exclusive, royalty-free license to use the name "Full Circle." Under this agreement, Full Circle has a right to use the Full Circle name for so long as the Full Circle Investment Advisory Agreement with Full Circle Advisors is in effect. Other than with respect to this limited license, Full Circle will have no legal right to the "Full Circle" name.

Certain Relationships and Related Transactions of Full Circle

        Full Circle has entered into the Full Circle Investment Advisory Agreement with Full Circle Advisors. Mr. Stuart, Full Circle's chairman, and Mr. Felton, Full Circle's chief executive officer and president, are the managing members of, and have financial and controlling interests in, Full Circle Advisors.

        Certain members of Full Circle Advisors' investment committee presently manage Full Circle Funding, LP, a specialty lender serving lower middle-market companies. Although the existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, are no longer making investments in new opportunities, any affiliated investment vehicle formed in the future and managed by Full Circle's investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with Full Circle's own and, accordingly, may invest in asset classes similar to those targeted by Full Circle. Full Circle Advisors and its affiliates may determine that an investment is appropriate for Full Circle and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Full Circle Advisors or its affiliates may determine that Full Circle should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Full Circle Advisors' allocation procedures.

        Full Circle has entered into a license agreement with Full Circle Advisors, pursuant to which Full Circle Advisors has agreed to grant Full Circle a non-exclusive, royalty-free license to use the name "Full Circle."

        Full Circle has entered into the Full Circle Administration Agreement with Full Circle Service Company. Pursuant to the terms of the Full Circle Administration Agreement, Full Circle Service Company provides Full Circle with the office facilities and administrative services necessary to conduct Full Circle's day-to-day operations. Mr. Stuart, Full Circle's chairman, and Mr. Felton, Full Circle's chief executive officer and president, are the managing members of, and have financial and controlling interests in, Full Circle Service Company. Full Circle's chief financial officer, Michael J. Sell, is the vice president of Full Circle Service Company.

        Full Circle Service Company has engaged Conifer to provide certain administrative services to Full Circle. In exchange for providing such services, Full Circle Service Company pays Conifer an asset-based fee with a $200,000 annual minimum. This asset-based fee varies depending upon Full Circle's gross assets as follows:

Gross Assets	Fee
first $150.0 million of gross assets	20 basis point (0.20%)
next $150.0 million of gross assets	15 basis point (0.15%)
next $150.0 million of gross assets	10 basis point (0.10%)
in excess of $500.0 million of gross assets	5 basis point (0.05%)

        In the ordinary course of business, Full Circle may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that Full Circle does not engage in any prohibited transactions with any persons affiliated with it, Full Circle has implemented certain written policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the proposed portfolio investment, Full Circle, companies controlled by Full Circle and Full Circle's executive officers and directors. Full Circle will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, Full Circle has taken appropriate actions to seek board review and approval or exemptive relief for such transactions. The Full Circle Board reviews these procedures on an annual basis.

        Full Circle and its investment adviser have also adopted Codes of Ethics which apply to, among others, Full Circle's senior officers, including Full Circle's chairman, chief executive officer and chief financial officer, as well as every officer, director and employee of Full Circle and its investment adviser. These Codes of Ethics require that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and the interests of Full Circle. Pursuant to the Codes of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to Full Circle's chief compliance officer. Full Circle's Audit Committee is charged with approving any waivers under the Codes of Ethics. As required by NASDAQ corporate governance listing standards, the Audit Committee of the Full Circle Board is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Control Persons and Principal Stockholders of Full Circle

        The following table sets forth, as of September 15, 2016, the beneficial ownership of each of Full Circle's directors, executive officers, each person known to Full Circle to beneficially own 5% or more of the outstanding shares of Full Circle's common stock, and the executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of Full Circle's shares of common stock is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

        Unless otherwise indicated, Full Circle believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as Full Circle. Full Circle's address is 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
John E. Stuart(3,4)	$1,528,368	6.80%
Gregg J. Felton(4)	2,120,793	9.44
Independent Directors
Mark C. Biderman	22,700	*
Edward H. Cohen	25,000	*
Terence B. Flynn	41,002	*
Thomas A. Ortwein, Jr.(5)	197,525	*
Executive Officers
Michael J. Sell	2,765	*
Salvatore Faia	—	*
Executive Officers and Directors as a Group
Principal Stockholders	3,938,153
Bulldog Investors, LLC(6)	1,760,015	7.83
Rivernorth Capital Management, LLC(7)	1,694,623	7.54
Sims Capital Management LLC(8)	1,219,024	5.42%

* Represents less than one percent

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2)
Based on a total of 22,472,243 shares of Full Circle common stock issued and outstanding on September 15, 2016.

(3)
Includes 237 shares held by Full Circle Investments, LLC, 4,000 shares held by immediate family members and 28,609 shares held by family trusts.

(4)
Includes 1,453,692 shares held by Full Circle Advisors, which may be deemed to be beneficially owned by Mr. Stuart and Mr. Felton by virtue of their position as managing members thereof.

(5)
Includes 197,525 shares held by Highbrace Partners, LP, which may be deemed to be beneficially owned by Mr. Ortwein by virtue of his position as the managing member of its general partner.

(6)
Based on information included in Amendment No. 3 to Schedule 13D filed by Bulldog Investors, LLC with the SEC on November 3, 2015. The address of Bulldog Investors, LLC. is Park 80 West—Plaza Two, 250 Pehle Ave. Suite 708, Saddles Brooke NJ 07663. Bulldog Investors, LLC has sole power to dispose of and vote 876,403 shares. Bulldog Investors, LLC has shared power to dispose of and vote 883,612 shares.

(7)
Based on information included in Schedule 13G filed by Rivernorth Capital Management, LLC with the SEC on February 16, 2016. The address of Rivernorth Capital Management, LLC. is 325 N. LaSalle Street Suite 645 Chicago, IL 60654-7030. Rivernorth Capital Management, LLC has sole power to dispose of and vote 1,694,623.

(8)
Based on information included in Amendment No. 2 to Schedule 13D filed by Sims Capital Management LLC with the SEC on September 7, 2016. The address of Sims Capital Management LLC is 225 East Mason Street, Suite 802, Milwaukee WI 53202-3657. Includes 12,700 shares for which Luke E. Sims has sole power to dispose of and vote, and 1,206,324 shares for which Luke E. Sims, David C. Sims and Sims Capital Management LLC have shared power to dispose of and vote.

        Set forth below is the dollar range of equity securities beneficially owned by each of Full Circle's directors as of the Record Date. Full Circle is not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
John E. Stuart	Over $100,000
Gregg J. Felton	Over $100,000
Independent Directors
Mark C. Biderman	$ 50,001 – 100,000
Edward H. Cohen	$ 50,001 – 100,000
Terence B. Flynn	Over $100,000
Thomas A. Ortwein, Jr.	Over $100,000
(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)
The dollar range of equity securities beneficially owned in Full Circle is based on the closing price for Full Circle's common stock of $2.6595 on the Record Date on the NASDAQ Global Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

Description of Full Circle's Capital Stock

        This document contains a summary of Full Circle's capital stock and is not meant to be a complete description.

Stock

        The authorized stock of Full Circle consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Full Circle's common stock is listed on the NASDAQ Global Market under the ticker symbol "FULL." There are no outstanding options or warrants to purchase Full Circle's stock. No stock has been authorized for issuance under any equity compensation plans. Full Circle's fiscal year-end is June 30. Under Maryland law, Full Circle's stockholders generally are not personally liable for Full Circle's debts or obligations.

        The following are Full Circle's outstanding classes of securities as of June 30, 2016:

Title of Class	Amount Authorized	Amount Held by Full Circle or for Full Circle's Account	Amount Outstanding
Common stock	100,000,000	—	22,472,243

        Under Full Circle's charter, the Full Circle Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, Full Circle's charter provides that the board of directors, without any action by Full Circle's stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Full Circle has authority to issue.

Common Stock

        All shares of Full Circle's common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Full Circle's common stock if, as and when authorized by the Full Circle Board and declared by Full Circle out of assets legally available therefor. Shares of Full Circle's common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of Full Circle's liquidation, dissolution or winding up, each share of Full Circle's common stock would be entitled to share ratably in all of Full Circle's assets that are legally available for distribution after Full Circle pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of Full Circle's common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Full Circle's common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of Full Circle's directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

        Full Circle's charter authorizes the Full Circle Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by Full Circle's existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by Full Circle's charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Full Circle's common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to Full Circle's common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of Full Circle's gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. Full Circle believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions. However, Full Circle does not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Full Circle's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Full Circle's charter authorizes it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at Full Circle's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Full Circle's bylaws obligate it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at Full Circle's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit Full Circle to indemnify and advance expenses to any person who served a predecessor of Full Circle in any of the capacities described above and any of Full Circle's employees or agents or any employees or agents of Full Circle's predecessor. In accordance with the 1940 Act, Full Circle will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Maryland law requires a corporation (unless its charter provides otherwise, which Full Circle's charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Full Circle's insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that Full Circle's present or former directors or officers have performed for another entity at Full Circle's request. There is no assurance that such entities will in fact carry such insurance. However, in the event that Full Circle's present or former directors or officers serve another entity as a director, officer, partner or trustee, Full Circle expects to obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Full Circle's Charter and Bylaws

        The Maryland General Corporation Law and Full Circle's charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire Full Circle by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Full Circle to negotiate first with the Full Circle Board. Full Circle believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

        The Full Circle Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control of Full Circle or removal of Full Circle's incumbent management more difficult. Full Circle believes, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of Full Circle's management and policies.

Election of Directors

        Full Circle's charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to Full Circle's charter the Full Circle Board may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

        Full Circle's charter provides that the number of directors will be set only by the board of directors in accordance with Full Circle's bylaws. Full Circle's bylaws provide that a majority of Full Circle's entire board of directors may at any time increase or decrease the number of directors. However, unless Full Circle's bylaws are amended, the number of directors may never be less than one nor more than nine. Full Circle's charter provides that, at such time as Full Circle has at least three independent directors and Full Circle's common stock is registered under the Securities Exchange Act of 1934, as amended, Full Circle elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

        Full Circle's charter provides that a director may be removed only for cause, as defined in Full Circle's charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which Full Circle's charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of Full Circle's bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Full Circle's bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to Full Circle's notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of Full Circle's bylaws. With respect to special meetings of stockholders, only the business specified in Full Circle's notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to Full Circle's notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give Full Circle advance notice of nominations and other business is to afford the Full Circle Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Full Circle Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although Full Circle's bylaws do not give the Full Circle Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Full Circle and Full Circle's stockholders.

Calling of Special Meetings of Stockholders

        Full Circle's bylaws provide that special meetings of stockholders may be called by the Full Circle Board and certain of Full Circle's officers. Additionally, Full Circle's bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Full Circle's charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Full Circle's charter also provides that certain charter amendments, any proposal for Full Circle's conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for Full Circle's liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of Full Circle's continuing directors (in addition to approval by the Full Circle Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of Full Circle's business so as to cause Full Circle to cease to be, or to withdraw Full Circle's election as, a BDC would be required to be approved by a majority of Full Circle's outstanding voting securities, as defined under the 1940 Act. The "continuing directors" are defined in Full Circle's charter as (1) Full Circle's current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of Full Circle's current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

        Full Circle's charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of Full Circle's bylaws.

No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, Full Circle's charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

        The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the Control Share Act). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in Full Circle's bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Full Circle's bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of Full Circle's shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, Full Circle will amend its bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in Full Circle's best interests and if the SEC staff does not object to Full Circle's determination that Full Circle's being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the Business Combination Act). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Full Circle Board has adopted a resolution that any business combination between Full Circle and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, the Full Circle Board will adopt resolutions so as to make Full Circle subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in Full Circle's best interests and if the SEC staff does not object to Full Circle's determination that Full Circle's being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of Full Circle and increase the difficulty of consummating any offer.

Conflict with 1940 Act

        Full Circle's bylaws provide that if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if Full Circle amends its bylaws to be subject to such Act) and the Business Combination Act, or any provision of Full Circle's charter or bylaws, conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Full Circle Dividend Reinvestment Plan

        Full Circle has adopted a dividend reinvestment plan that provides for reinvestment of its dividends and other distributions on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Full Circle Board authorizes, and Full Circle declares, a cash distribution, Full Circle stockholders who have not opted out of its dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of Full Circle common stock, rather than receiving the cash distributions.

        No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of Full Circle common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, the plan administrator and Full Circle's transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the Record Date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the Record Date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of Full Circle common stock and a check for any fractional share.

        Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

        Full Circle intends to use primarily newly issued shares to implement the plan to the extent Full Circle's shares are trading at a premium to net asset value. However, Full Circle reserves the right to purchase shares in the open market in connection with its implementation of the plan. If Full Circle declares a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) Full Circle has advised the plan administrator that since such net asset value was last determined, it has become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to 95% of the market price per share of Full Circle common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which Full Circle shares are then listed or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. However, if the market price per share exceeds the most recently computed net asset value per share of Full Circle Common Stock, Full Circle will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the average of the market price per share. Shares purchased in open market transactions by the plan administrator will be allocated to for each stockholder who has not so elected to receive cash distributions in cash in the manner set forth above for issuance of new shares, substituting where applicable the average purchase price, excluding any brokerage charges or other charges, of all shares of Common Stock purchased in the open market in lieu of the market price per share. The number of shares of Full Circle common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of Full Circle stockholders have been tabulated.

        There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan will be paid by Full Circle. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commission from the proceeds.

        Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from Full Circle will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        The plan may be terminated by Full Circle upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by Full Circle. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Ave., Brooklyn, New York 11219 or by phone at (866) 665-2281.

Risks Relating to Full Circle

        Full Circle's investment portfolio is recorded at fair value, with the Full Circle Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of Full Circle's portfolio investments. Under the 1940 Act, Full Circle is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined by it in accordance with its written valuation policy, with the Full Circle Board having final responsibility for overseeing, reviewing and approving, in good faith, Full Circle's estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which Full Circle invests. As a result, Full Circle values these securities quarterly at fair value based on input from management, third party independent valuation firms and Full Circle's audit committee, with the oversight, review and approval of the Full Circle Board.

        The determination of fair value and consequently, the amount of unrealized gains and losses in Full Circle's portfolio, are to a certain degree, subjective and dependent on a valuation process approved by the Full Circle Board. Certain factors that may be considered in determining the fair value of Full Circle's investments include estimates of the collectability of the principal and interest on Full Circle's debt investments and expected realization on Full Circle's equity investments, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Full Circle's determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Full Circle's fair value determinations may cause its net asset value on a given date to materially understate or overstate the value that Full Circle may ultimately realize on one or more of its investments. As a result, investors purchasing Full Circle's securities based on an overstated net asset value would pay a higher price than the value of Full Circle's investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of Full Circle's investments will receive a lower price for their securities than the value of Full Circle's investments might warrant.

        Full Circle's financial condition and results of operations depend on Full Circle's ability to effectively manage and deploy capital. Full Circle's ability to achieve Full Circle's investment objective depends on Full Circle's ability to effectively manage and deploy capital, which depends, in turn, on Full Circle's investment adviser's ability to identify, evaluate and monitor, and Full Circle's ability to finance and invest in, companies that meet Full Circle's investment criteria.

        Accomplishing Full Circle's investment objective on a cost-effective basis is largely a function of Full Circle's investment adviser's handling of the investment process, its ability to provide competent, attentive and efficient services and Full Circle's access to investments offering acceptable terms. In addition to monitoring the performance of Full Circle's existing investments, Full Circle's investment adviser's investment committee may also be called upon, from time to time, to provide managerial assistance to some of Full Circle's portfolio companies. These demands on their time may distract them or slow the rate of investment.

        Even if Full Circle is able to grow and build upon its investment operations, any failure to manage Full Circle's growth effectively could have a material adverse effect on its business, financial condition, results of operations and prospects. The results of Full Circle's operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if Full Circle cannot successfully operate its business or implement its investment policies and strategies as described herein, it could negatively impact Full Circle's ability to pay distributions.

        Full Circle may face increasing competition for investment opportunities. Full Circle competes for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of Full Circle's competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors have a lower cost of capital and access to funding sources that are not available to us, including from federal government agencies through federal rescue programs such as the U.S. Department of Treasury's Financial Stability Plan (formerly known as the Troubled Asset Relief Program) or the Small Business Administration. In addition, some of Full Circle's competitors have higher risk tolerances or different risk assessments than Full Circle has. These characteristics could allow Full Circle's competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than Full Circle is able to offer. Full Circle may lose investment opportunities if Full Circle does not match its competitors' pricing, terms and structure. If Full Circle is forced to match its competitors' pricing, terms and structure, Full Circle may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of Full Circle's competitive advantage stems from the fact that the market for investments in lower middle-market and middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of Full Circle's competitors in this target market could force Full Circle to accept less attractive investment terms. Furthermore, many of Full Circle's competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on Full Circle as a BDC. Full Circle believes that certain of its competitors will make first and second lien loans with interest rates and returns that are comparable to or lower than the rates and returns that Full Circle targets. Therefore, Full Circle does not seek to compete solely on the interest rates and returns that it offers to potential portfolio companies.

        Full Circle is dependent upon Full Circle Advisors' key personnel for Full Circle's future success. Full Circle depends on the diligence, skill and network of business contacts of Messrs. Stuart and Felton, who serve with Mr. Deery as members of the investment committee of Full Circle Advisors. Messrs. Stuart and Felton, together with the other dedicated senior investment professionals available to Full Circle Advisors, evaluate, negotiate, structure, close and monitor Full Circle's investments. Full Circle's future success depends on the continued service of Messrs. Stuart and Felton and the other senior investment professionals available to Full Circle Advisors. Full Circle cannot assure you that unforeseen business, medical, personal or other circumstances would not lead Messrs. Stuart or Felton or any other such individual to terminate his relationship with Full Circle. The loss of Mr. Stuart, Mr. Felton or any of the other senior investment professionals who serve on Full Circle Advisors' investment committee, could have a material adverse effect on Full Circle's ability to achieve Full Circle's investment objective as well as on Full Circle's financial condition and results of operations. In addition, Full Circle can offer no assurance that Full Circle Advisors will continue indefinitely as Full Circle's investment adviser.

        The members of Full Circle Advisors' investment committee are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by Full Circle, and may have conflicts of interest in allocating their time. Full Circle expects that Messrs. Stuart and Felton will dedicate a significant portion of their time to the activities of Full Circle; however, they may be engaged in other business activities which could divert their time and attention in the future.

        Full Circle's success depends on the ability of Full Circle Advisors to attract and retain qualified personnel in a competitive environment. Full Circle's growth requires that Full Circle Advisors retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which it competes for experienced personnel have greater resources than it has.

        There are significant potential conflicts of interest which could impact Full Circle's investment returns. Full Circle's executive officers and directors, as well as the current and any future members of Full Circle's investment adviser, Full Circle Advisors, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as Full Circle does. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of Full Circle or Full Circle's stockholders. In addition, certain members of Full Circle Advisors' investment committee presently manage Full Circle Funding, LP, a specialty lender serving lower middle-market companies. Although the existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, are no longer making new investments, any affiliated investment vehicle formed in the future and managed by Full Circle's investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with Full Circle's own and, accordingly, may invest in asset classes similar to those targeted by Full Circle. As a result, Full Circle Advisors may face conflicts in allocating investment opportunities between Full Circle and such other entities. Although Full Circle Advisors will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, Full Circle may not be given the opportunity to participate in investments made by investment funds managed by Full Circle's investment adviser or an investment manager affiliated with Full Circle's investment adviser. In any such case, when Full Circle Advisors identifies an investment, it will be forced to choose which investment fund should make the investment. Full Circle Advisors has implemented an allocation policy to ensure the equitable distribution of such investment opportunities consistent with the requirements of the 1940 Act.

        If Full Circle's investment adviser forms other affiliates in the future, Full Circle may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and Full Circle's allocation procedures. While Full Circle may co-invest with investment entities managed by Full Circle Advisors or its affiliates to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. As a result, Full Circle and Full Circle Advisors have applied for exemptive relief from the SEC under the 1940 Act, which allows additional latitude to co-invest. However, there is no assurance when, or even if, Full Circle will obtain such relief. In the event the SEC does not grant Full Circle relief, Full Circle will be limited in its ability to invest in certain portfolio companies in which Full Circle Advisors or any of its respective affiliates are investing or are invested. Even if Full Circle is able to obtain exemptive relief, it will be unable to participate in certain transactions originated by Full Circle Advisors or its respective affiliates prior to receipt of such relief.

        In the course of Full Circle's investing activities, Full Circle pays management and incentive fees to Full Circle Advisors and reimburses Full Circle Advisors for certain expenses it incurs. As a result, investors in Full Circle's common stock invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Full Circle Advisors will have interests that differ from those of Full Circle's stockholders, giving rise to a conflict. Full Circle Advisors is not reimbursed for any performance-related compensation for its employees.

        Full Circle has entered into a royalty-free license agreement with Full Circle's investment adviser, pursuant to which Full Circle Advisors grants Full Circle a non-exclusive royalty-free license to use the name "Full Circle." Under the license agreement, Full Circle has the right to use the "Full Circle" name for so long as Full Circle Advisors or one of its affiliates remains Full Circle's investment adviser. In addition, Full Circle will pay Full Circle Service Company, an affiliate of Full Circle Advisors, Full Circle's allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Full Circle Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and Full Circle's allocable portion of the compensation of Full Circle's chief financial officer and any administrative support staff. These arrangements create conflicts of interest that the Full Circle Board must monitor.

        In the ordinary course of business, Full Circle may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that Full Circle does not engage in any prohibited transactions with any persons affiliated with Full Circle, Full Circle has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the proposed portfolio investment, Full Circle, companies controlled by it and its employees and directors. Full Circle will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, Full Circle has taken appropriate actions to seek board review and approval or exemptive relief for such transactions. The Full Circle Board reviews these procedures on an annual basis.

        Full Circle and its investment adviser have also adopted Codes of Ethics which apply to, among others, Full Circle's senior officers, including Full Circle's chairman, chief executive officer and chief financial officer, as well as every officer, director and employee of Full Circle and its investment adviser. These Codes of Ethics require that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and the interests of Full Circle. Pursuant to the Codes of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to Full Circle's chief compliance officer. Full Circle's Audit Committee is charged with approving any waivers under the Codes of Ethics. As required by NASDAQ corporate governance listing standards, the Audit Committee of the Full Circle Board is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

        There are potential conflicts of interest between Full Circle and FCCIP which could impact Full Circle's investment returns. FCCIP is a multiple series private fund for which Full Circle will serve as the managing member and investment adviser. Certain of Full Circle's officers serve or may serve in an investment management capacity to FCCIP. As a result, investment professionals may allocate such time and attention as is deemed appropriate and necessary to carry out operations for FCCIP. In this respect, they may experience diversions of their attention from Full Circle and potential conflicts of interest between their work for Full Circle and their work for FCCIP in the event that the interests of FCCIP run counter to Full Circle's interests. FCCIP invests in the same or similar asset classes that Full Circle targets. These investments may be made at the direction of the same individuals acting in their capacity on behalf of Full Circle and FCCIP. As a result, there may be conflicts in the allocation of investment opportunities between Full Circle and FCCIP. Full Circle may or may not participate in investments made by funds managed by Full Circle or one of its affiliates.

        If FCCIP grows, Full Circle may have to register as a registered investment adviser, which would subject it to increased regulatory burdens.

        Full Circle's incentive fee structure and the formula for calculating the management fee may incentivize Full Circle Advisors to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from delevering when it would otherwise be appropriate to do so. The incentive fee payable by Full Circle to Full Circle Advisors may create an incentive for Full Circle Advisors to pursue investments on Full Circle's behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to Full Circle's investment adviser is calculated based on a percentage of Full Circle's return on invested capital. In addition, Full Circle's base management fee is calculated on the basis of Full Circle's gross assets, including assets acquired through the use of leverage. This may encourage Full Circle's investment adviser to use leverage to increase the aggregate amount of and the return on Full Circle's investments, even when it may not be appropriate to do so, and to refrain from delevering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase Full Circle's likelihood of default, which would impair the value of Full Circle's securities. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on Full Circle's investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in Full Circle's investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The incentive fee payable by Full Circle to Full Circle's investment adviser also may induce Full Circle Advisors to invest on Full Circle's behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable Full Circle to pay current distributions to Full Circle's stockholders. Under these investments, Full Circle would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Full Circle's net investment income used to calculate the income portion of Full Circle's investment fee, however, will include accrued interest. Thus, a portion of this incentive fee would be based on income that Full Circle has not yet received in cash. In addition, the "catch-up" portion of the incentive fee may encourage Full Circle Advisors to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and distribution amounts.

        Full Circle may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent Full Circle so invests, will bear Full Circle's ratable share of any such investment company's expenses, including management and performance fees. Full Circle will also remain obligated to pay management and incentive fees to Full Circle Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of Full Circle's stockholders will bear his or her share of the management and incentive fee of Full Circle Advisors as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which Full Circle invests.

        In addition, if Full Circle repurchases its debt securities that are outstanding and such repurchase results in Full Circle's recording a net gain on the extinguishment of debt for financial reporting and tax purposes, such net gain will be included in Full Circle's pre-incentive fee net investment income for purposes of determining the income incentive fee payable to Full Circle's investment adviser under the Full Circle Investment Advisory Agreement.

        A general increase in interest rates will likely have the effect of making it easier for Full Circle's investment adviser to receive incentive fees, without necessarily resulting in an increase in Full Circle's net earnings. Given the structure of Full Circle's investment advisory agreement with Full Circle Advisors (the Full Circle Investment Advisory Agreement), any general increase in interest rates will likely have the effect of making it easier for Full Circle Advisors to meet the quarterly hurdle rate for payment of income incentive fees under the Full Circle Investment Advisory Agreement without any additional increase in relative performance on the part of Full Circle's investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Full Circle Investment Advisory Agreement, Full Circle's investment adviser could potentially receive a significant portion of the increase in Full Circle's investment income attributable to such a general increase in interest rates. If that were to occur, Full Circle's increase in net earnings, if any, would likely be significantly smaller than the relative increase in Full Circle's investment adviser's income incentive fee resulting from such a general increase in interest rates.

        Full Circle's investment adviser has the right to resign on 60 days' notice, and Full Circle may not be able to find a suitable replacement within that time, resulting in a disruption in Full Circle's operations that could adversely affect Full Circle's financial condition, business and results of operations. Full Circle's investment adviser has the right, under the Full Circle Investment Advisory Agreement, to resign at any time upon not more than 60 days' written notice, whether Full Circle has found a replacement or not. If Full Circle's investment adviser resigns, Full Circle may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If Full Circle is unable to do so quickly, Full Circle's operations are likely to experience a disruption, Full Circle's financial condition, business and results of operations as well as Full Circle's ability to pay distributions are likely to be adversely affected and the market price of Full Circle's shares may decline. In addition, the coordination of Full Circle's internal management and investment activities is likely to suffer if Full Circle is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by Full Circle's investment adviser and its affiliates. Even if Full Circle is able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with Full Circle's investment objective may result in additional costs and time delays that may adversely affect Full Circle's financial condition, business and results of operations.

        Full Circle's investment adviser may not be able to achieve the same or similar returns as those achieved by Messrs. Stuart and Felton while they were employed at prior positions. Although in the past Messrs. Stuart and Felton held senior positions at a number of investment firms, their track record and achievements are not necessarily indicative of future results that will be achieved by Full Circle's investment adviser. Full Circle cannot assure you that it will be able to achieve the results realized by prior vehicles managed by Messrs. Stuart or Felton.

        Any failure on Full Circle's part to maintain Full Circle's status as a BDC would reduce Full Circle's operating flexibility. Full Circle has elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against Full Circle and/or expose Full Circle to claims of private litigants. In addition, upon approval of a majority of Full Circle's stockholders, Full Circle may elect to withdraw its status as a BDC. If Full Circle decides to withdraw its election, or if Full Circle otherwise fails to qualify, or maintain Full Circle's qualification, as a BDC, Full Circle may be subject to substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease Full Circle's operating flexibility, and could significantly increase Full Circle's costs of doing business.

        Regulations governing Full Circle's operation as a BDC affect Full Circle's ability to raise additional capital and the way in which Full Circle does so. As a BDC, the necessity of raising additional capital may expose Full

Circle to risks, including the typical risks associated with leverage. Full Circle may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, referred to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, Full Circle will be permitted, as a BDC, to issue senior securities in amounts such that Full Circle's asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of Full Circle's assets declines, Full Circle may be unable to satisfy this test. If that happens, Full Circle may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness at a time when such sales may be disadvantageous. Also, any amounts that Full Circle uses to service its indebtedness would not be available for distributions to Full Circle's common stockholders. Furthermore, as a result of issuing senior securities, Full Circle would also be exposed to typical risks associated with leverage, including an increased risk of loss. As of March 31, 2016, Full Circle had approximately $33.6 million principal amount of Notes outstanding and had no amounts outstanding under Full Circle's Credit Facility. If Full Circle issued preferred stock, the preferred stock would rank "senior" to common stock in Full Circle's capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of Full Circle's common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of Full Circle's common stock or otherwise be in your best interest.

        Full Circle is not generally able to issue and sell Full Circle's common stock at a price below net asset value per share. Full Circle may, however, sell Full Circle's common stock, or warrants, options or rights to acquire Full Circle's common stock, at a price below the then-current net asset value per share of Full Circle's common stock if the Full Circle Board determines that such sale is in the best interests of Full Circle and its stockholders, and its stockholders approve such sale. In any such case, the price at which Full Circle's securities are to be issued and sold may not be less than a price that, in the determination of the Full Circle Board, closely approximates the market value of such securities (less any distributing commission or discount). If Full Circle raises additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, its common stock, then the percentage ownership of Full Circle's stockholders at that time will decrease, and you may experience dilution.

        Full Circle borrows money, which magnifies the potential for gain or loss on amounts invested and increases the risk of investing in Full Circle. The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in Full Circle's securities. Full Circle borrows from and issues senior debt securities to banks, insurance companies and/or other lenders. Holders of these senior securities will have fixed dollar claims on Full Circle's assets that are superior to the claims of Full Circle's common stockholders, and Full Circle would expect such lenders to seek recovery against Full Circle's assets in the event of a default. If the value of Full Circle's assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had Full Circle not leveraged. Similarly, any decrease in Full Circle's income would cause net income to decline more sharply than it would have had Full Circle not borrowed. Such a decline could also negatively affect Full Circle's ability to make distribution payments on Full Circle's common stock. Full Circle may enter into swap agreements to sell all or a portion of the economics with respect to certain investments from time to time, which may be viewed as leverage under the 1940 Act. Leverage is generally considered a speculative investment technique. Full Circle's ability to service any debt that Full Circle incurs will depend largely on Full Circle's financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to Full Circle's investment adviser, Full Circle Advisors, is payable based on Full Circle's gross assets, including those assets acquired through the use of leverage, Full Circle Advisors has a financial incentive to incur leverage which may not be consistent with Full Circle's stockholders' interests. In addition, Full Circle's common stockholders bear the burden of any increase in Full Circle's expenses as a result of leverage, including any increase in the management fee payable to Full Circle Advisors.

        As a BDC, Full Circle is generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of Full Circle's gross assets (less all liabilities and indebtedness not represented by senior securities) to Full Circle's outstanding senior securities, of at least 200% after each issuance of senior securities. If this ratio declines below 200%, Full Circle may not be able to incur additional debt and could be required by law to sell a portion of

Full Circle's investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on Full Circle's operations, and Full Circle may not be able to make distributions. The amount of leverage that Full Circle employs depends on its investment adviser's and its board of directors' assessment of market and other factors at the time of any proposed borrowing.

        In addition, the Credit Facility and Notes impose, and any other debt facility into which Full Circle may enter would likely impose, financial and operating covenants that restrict Full Circle's business activities, including limitations that could hinder Full Circle's ability to finance additional loans and investments or to make the distributions required to maintain Full Circle's status as a RIC under Subchapter M of the Code. For example, the Credit Facility requires Full Circle to maintain a minimum balance sheet leverage ratio and subjects Full Circle to prepayment fees in certain circumstances.

        Illustration. The following table illustrates the effect of leverage on returns from an investment in Full Circle's common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by Full Circle. Full Circle's net return is composed of two elements: net investment income of Full Circle and gains or losses on the value of the securities Full Circle owns. As required by SEC rules, the table assumes that Full Circle is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% Full Circle must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

Assumed Return on Full Circle's Portfolio (net of expenses)	–10.0%	–5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	–15.75%	–10.11%	–4.48%	1.15%	6.78%

        Pending legislation may allow Full Circle to incur additional leverage. As a BDC, under the 1940 Act Full Circle generally is not permitted to incur indebtedness unless immediately after such borrowing Full Circle has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of Full Circle's assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, Full Circle may be able to incur additional indebtedness in the future and therefore your risk of an investment may increase.

        An inability to raise capital or access debt financing could negatively affect Full Circle's business. Full Circle will need to periodically access the capital markets to raise cash to fund new investments. Full Circle has elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain Full Circle's RIC status, Full Circle must distribute to its stockholders on a timely basis generally an amount equal to at least 90% of Full Circle's investment company taxable income (as defined by the Code), and, as a result, such distributions will not be available to fund investment originations. As a result, Full Circle must continue to borrow from financial institutions and issue additional securities to fund Full Circle's growth. Unfavorable economic or capital market conditions may increase Full Circle's funding costs, limit Full Circle's access to the capital markets or could result in a decision by lenders not to extend credit to Full Circle. Over the past several years, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. An inability to successfully access the capital or credit markets for either equity or debt could limit Full Circle's ability to grow Full Circle's business and fully execute Full Circle's business strategy and could decrease Full Circle's earnings, if any.

        If the fair value of Full Circle's assets declines substantially, Full Circle may fail to maintain the asset coverage ratios imposed upon Full Circle by the 1940 Act. Any such failure, or a tightening or general disruption of the credit markets, would affect Full Circle's ability to issue senior securities, including borrowings, and pay distributions, which could materially impair Full Circle's business operations.

        Full Circle may experience fluctuations in its quarterly results. Full Circle could experience fluctuations in its quarterly operating results due to a number of factors, including Full Circle's ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities Full Circle acquires, the level of portfolio dividend and fee income, the level of Full Circle's expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which Full Circle encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

        The Full Circle Board is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners. Under Maryland General Corporation Law and Full Circle's charter, the Full Circle Board is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors will be required by Maryland law and Full Circle's charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Full Circle's common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by Full Circle's common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. Full Circle currently has no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of Full Circle's common stock upon conversion, provided, that Full Circle will only be permitted to issue such convertible preferred stock to the extent Full Circle complies with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in Full Circle's common stock.

        The Full Circle Board may change Full Circle's investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse. The Full Circle Board has the authority to modify or waive Full Circle's investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Full Circle cannot predict the effect any changes to Full Circle's current operating policies, investment criteria and strategies would have on Full Circle's business, net asset value, operating results and value of Full Circle's stock. However, the effects might be adverse, which could negatively impact Full Circle's ability to pay you distributions and cause you to lose all or part of your investment.

        Full Circle will be subject to corporate-level income tax if it is unable to qualify as a RIC under Subchapter M of the Code. Although Full Circle has elected to be treated as a RIC under Subchapter M of the Code, no assurance can be given that Full Circle will be able to continue to qualify for and maintain RIC status. To maintain RIC tax treatment under the Code, Full Circle must meet the following annual distribution, income source and asset diversification requirements.

        The annual distribution requirement for a RIC will be satisfied if Full Circle distributes to its stockholders on an annual basis at least 90% of Full Circle's net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because Full Circle uses debt financing, it is subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict Full Circle from making distributions necessary to satisfy the distribution requirement. If Full Circle is unable to make the required distributions, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

        The income source requirement will be satisfied if Full Circle obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

        The asset diversification requirement will be satisfied if Full Circle meets certain asset diversification requirements at the end of each quarter of Full Circle's taxable year. Failure to meet those requirements may result in Full Circle's having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of Full Circle's investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Further, the illiquidity of Full Circle's investments may make them difficult or impossible to dispose of in a timely manner.

        If Full Circle fails to qualify for RIC tax treatment for any reason and becomes subject to corporate income tax, the resulting corporate taxes could substantially reduce Full Circle's net assets, the amount of income available for distribution and the amount of Full Circle's distributions.

        There is a risk that Full Circle's stockholders may not receive distributions or that Full Circle's distributions may not grow over time. Full Circle intends to make distributions on a monthly basis to its stockholders out of assets legally available for distribution. Full Circle cannot assure you that it will achieve investment results that will allow Full Circle to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to Full Circle as a BDC, Full Circle may be limited in Full Circle's ability to make distributions. See "Regulation as a Business Development Company."

        Any amounts that Full Circle uses to service its indebtedness will not be available for distributions to Full Circle's common stockholders. Although Full Circle has no current intention to do so, it may in the future issue debt securities and/or borrow money from banks or other financial institutions, referred to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, Full Circle will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as Full Circle's asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of Full Circle's gross assets (less all liabilities and indebtedness not represented by senior securities) to Full Circle's outstanding senior securities representing indebtedness, is at least 200% after each issuance of such senior securities. If the value of Full Circle's assets declines, Full Circle may be unable to satisfy these tests. If that happens, Full Circle may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness at a time when doing so may be disadvantageous. Any amounts that Full Circle uses to service its indebtedness would not be available for distributions to its common stockholders.

        Full Circle may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income. For federal income tax purposes, Full Circle includes in income certain amounts that it has not yet received in cash, such as original issue discount, which may arise if Full Circle receives warrants in connection with the origination of a loan or possibly in other circumstances, or contractual "payment-in-kind," or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements will be included in income before Full Circle receives any corresponding cash payments. Full Circle is also required to include in income certain other amounts that it does not receive in cash.

        Since, in certain cases, Full Circle may recognize income before or without receiving cash representing such income, Full Circle may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since Full Circle's incentive fee is payable on Full Circle's income recognized, rather than cash received, Full Circle may be required to pay advisory fees on income before or without receiving cash representing such income. The base management fee that Full Circle pays to its adviser may also increase in the event that the accrual of non-cash income results in an increase to the fair value of Full Circle's investments. Accordingly, Full Circle may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities in order to pay advisory fees. If Full Circle is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

        Full Circle may in the future choose to pay distributions on its own stock, in which case stockholders may be required to pay tax in excess of the cash they receive. Full Circle may distribute taxable distributions that are payable in part in its stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders may be treated as taxable distributions. The Internal Revenue Service has issued private rulings indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If Full Circle decides to make any distributions consistent with these rulings that are payable in part in its stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, Full Circle's stock, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain distribution) to the extent of Full Circle's current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of Full Circle's stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, Full Circle may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of Full Circle's stockholders determine to sell shares of Full Circle's stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of Full Circle's stock.

        Changes in laws or regulations governing Full Circle's operations may adversely affect Full Circle's business or cause Full Circle to alter its business strategy. Full Circle and its portfolio companies are subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments Full Circle is permitted to make, any of which could harm Full Circle and its stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing Full Circle's operations relating to permitted investments may cause Full Circle to alter its investment strategy in order to avail itself of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in Full Circle's investment focus shifting from the areas of expertise of Full Circle's investment adviser's investment committee to other types of investments in which the investment committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on Full Circle's results of operations and the value of your investment.

        Provisions of the Maryland General Corporation Law and of Full Circle's charter and bylaws could deter takeover attempts and have an adverse impact on the price of Full Circle's common stock. The Maryland General Corporation Law and Full Circle's charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Full Circle or the removal of Full Circle's directors. Full Circle is subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. The Full Circle Board has adopted a resolution exempting from the Business Combination Act any business combination between Full Circle and any other person, subject to prior approval of such business combination by the Full Circle Board, including approval by a majority of Full Circle's independent directors. If the resolution exempting business combinations is repealed or the Full Circle Board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of Full Circle and increase the difficulty of consummating such an offer. Full Circle's bylaws provide that the Maryland Control Share Acquisition Act shall not restrict acquisitions of Full Circle's stock by any person. If Full Circle amends its bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of Full Circle and increase the difficulty of consummating such a transaction.

        Full Circle has also adopted measures that may make it difficult for a third party to obtain control of it, including provisions of Full Circle's charter classifying the Full Circle Board in three classes serving staggered three-year terms, and authorizing the Full Circle Board to classify or reclassify shares of Full Circle's stock in one or more classes or series, to cause the issuance of additional shares of Full Circle's stock, to amend Full Circle's charter without stockholder approval and to increase or decrease the number of shares of stock that Full Circle has authority to issue. These provisions, as well as other provisions of Full Circle's charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of Full Circle's stockholders.

        Full Circle incurs significant costs as a result of being a publicly traded company. As a publicly traded company, Full Circle incurs legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the Securities and Exchange Commission (the SEC).

        Terrorist attacks, acts of war or natural disasters may affect any market for Full Circle's common stock, impact the businesses in which Full Circle invests and harm Full Circle's business, operating results and financial condition. Terrorist acts, acts of war or natural disasters may disrupt Full Circle's operations, as well as the operations of the businesses in which Full Circle invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which Full Circle invests directly or indirectly and, in turn, could have a material adverse impact on Full Circle's business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

        Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) and China could have a significant adverse effect on Full Circle's business, financial condition and results of operations. Due to federal budget deficit concerns, S&P Global Ratings (formerly Standard & Poor's Rating Services) downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's and Fitch Ratings had warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P Global Ratings (formerly Standard & Poor's Rating Services) or other rating agencies, and the United States government's credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with Full Circle's debt portfolio and Full Circle's ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on Full Circle's financial performance and the value of Full Circle's common stock.

        In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. In July and August 2015, Greece reached agreements with its international creditors for bailouts that provide aid in exchange for austerity terms that had previously been rejected by Greek voters. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and defaults on consumer debt and home prices, among other factors. Full Circle cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and Full Circle cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, Full Circle's business, financial condition and results of operations could be significantly and adversely affected.

        In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued

China's currency. These market and economic disruptions affected, and these or similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect Full Circle's business.

        In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve's bond-buying program will have on the value of Full Circle's investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government's credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact Full Circle's ability to access the debt markets on favorable terms. Additionally, in July 2015, the Federal Reserve reaffirmed its view that the current target range for the federal funds rate was appropriate based on current economic conditions and that it would be appropriate to raise the rate when economic conditions improve further. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve's objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact Full Circle's ability to access the debt markets on favorable terms.

        A failure or the perceived risk of a failure to raise the statutory debt limit of the United States could have a material adverse effect on Full Circle's business, financial condition and results of operations. As has been widely reported, the United States Treasury Secretary has stated that the federal government may not be able to meet its debt payments in the relatively near future unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations.

        If the U.S. government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution, another federal government shutdown may result. Such a failure or the perceived risk of such a failure, consequently, could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit Full Circle's ability and the ability of Full Circle's portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of Full Circle's portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which Full Circle's portfolio companies operate, could adversely affect Full Circle's business, financial condition and results of operations.

        The failure in cyber security systems, as well as the occurrence of events unanticipated in Full Circle's disaster recovery systems and management continuity planning could impair Full Circle's ability to conduct business effectively. The occurrence of a disaster such as a cyber attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in Full Circle's disaster recovery systems, or a support failure from external providers, could have an adverse effect on Full Circle's ability to conduct business and on Full Circle's results of operations and financial condition, particularly if those events affect Full Circle's computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of Full Circle's managers were unavailable in the event of a disaster, Full Circle's ability to effectively conduct its business could be severely compromised.

        Full Circle depends heavily upon computer systems to perform necessary business functions. Despite Full Circle's implementation of a variety of security measures, its computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, Full Circle may experience threats to its data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, Full Circle's computer systems and networks, or otherwise cause interruptions or malfunctions in its operations, which could result in damage to Full Circle's reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

        Full Circle's investments are very risky and highly speculative, and the lower middle-market and middle-market companies Full Circle targets may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. Full Circle invests primarily in senior secured term loans, mezzanine debt and select equity investments issued by leveraged companies.

        Senior Secured Loans. There is a risk that the collateral securing Full Circle's loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, Full Circle's lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that Full Circle will receive principal and interest payments according to the loan's terms, or at all, or that Full Circle will be able to collect on the loan should it be forced to enforce its remedies.

        Mezzanine Loans. Full Circle's mezzanine debt investments are generally subordinated to senior loans and are generally unsecured. As such, other creditors may rank senior to Full Circle in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

        Equity Investments. When Full Circle invests in senior secured loans or mezzanine loans, it may acquire equity securities, including warrants, as well. In addition, Full Circle may invest directly in the equity securities of portfolio companies. The equity interests Full Circle receives may not appreciate in value and, in fact, may decline in value. Accordingly, Full Circle may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses Full Circle experiences.

        In addition, investing in lower middle-market and middle-market companies involves a number of significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that Full Circle holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of Full Circle realizing any guarantees it may have obtained in connection with its investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on Full Circle's portfolio company and, in turn, on Full Circle;

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, Full Circle's executive officers, directors and Full Circle's investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from Full Circle's investments in the portfolio companies;

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  they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

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  a portion of Full Circle's income may be non-cash income, such as contractual PIK interest, which represents interest added to the loan balance and due at the end of the loan term. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk.

    When Full Circle recognizes income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

        Investing in lower middle-market and middle-market companies involves a high degree of risk and Full Circle's financial results may be affected adversely if one or more of Full Circle's significant portfolio investments defaults on its loans or fails to perform as Full Circle expects. Full Circle's portfolio consists primarily of debt and equity investments in privately owned lower middle-market and middle-market companies. Investing in lower middle-market and middle-market companies involves a number of significant risks. Typically, the debt in which Full Circle invests is not initially rated by any rating agency; however, Full Circle believes that if such investments were rated, they would be below investment grade, which are referred to as "junk" bonds. Compared to larger publicly owned companies, these lower middle-market and middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Full Circle's portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees could affect a portfolio company's ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of Full Circle's portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company's ability to repay its obligations to Full Circle, which may have an adverse effect on the return on, or the recovery of, Full Circle's investment in these businesses. Deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in the value of the loan's collateral and the fair market value of the loan.

        Most of the loans in which Full Circle invests are not structured to fully amortize during their lifetime. Accordingly, if a borrower has not previously pre-paid its loan to Full Circle, a significant portion of the principal amount due on such a loan may be due at maturity. As of March 31, 2016, none of the Level 3 debt instruments in Full Circle's portfolio, on a fair value basis, will fully amortize prior to maturity and 49% of the Level 3 debt instruments in Full Circle's portfolio, on a fair value basis, will partially amortize prior to maturity. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital or sell their assets, which could potentially result in the collateral being sold for less than its fair market value. If they are unable to raise sufficient funds to repay Full Circle or Full Circle has not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require Full Circle to foreclose on the borrower's assets, even if the loan was otherwise performing prior to maturity. This will deprive Full Circle from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments. Moreover, there are no assurances that any recovery on such loan will be obtained.

        Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

        An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns. Full Circle invests primarily in privately held companies. Generally, little public information exists about these companies, and Full Circle is required to rely on the ability of Full Circle Advisors' investment committee to obtain adequate information to evaluate the potential returns from investing in these companies. If Full Circle is unable to uncover all material information about these companies, Full Circle may not make a fully informed investment decision, and may lose money on its investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect Full Circle's investment returns as compared to companies investing primarily in the securities of public companies.

        Full Circle's portfolio companies may incur debt that ranks equally with, or senior to, Full Circle's investments in such companies. Full Circle invests primarily in senior secured term debt issued by lower middle-market companies and middle-market companies. Full Circle's portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which Full Circle invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which Full Circle is entitled to receive payments with respect to the debt instruments in which Full Circle invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to Full Circle's investment in that portfolio company would typically be entitled to receive payment in full before Full Circle receives any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to Full Circle. In the case of debt ranking equally with debt instruments in which Full Circle invests, Full Circle would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        There may be circumstances where Full Circle's debt investments could be subordinated to claims of other creditors or Full Circle could be subject to lender liability claims. Even though Full Circle may have structured most of its investments as secured loans, if one of Full Circle's portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of Full Circle's claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. Full Circle may also be subject to lender liability claims for actions taken by it with respect to a borrower's business or instances where Full Circle exercises control over the borrower. It is possible that Full Circle could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

        Second priority liens on collateral securing loans that Full Circle makes to its portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and Full Circle. Certain loans that Full Circle makes are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from Full Circle secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require Full Circle to enter into an "intercreditor agreement" prior to permitting the portfolio company to borrow from it. Typically the intercreditor agreements Full Circle will be requested to execute expressly subordinate Full Circle's debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control Full Circle may cede to senior lenders under intercreditor agreements it may enter, Full Circle may be unable to realize the proceeds of any collateral securing some of its loans.

        Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on Full Circle's business and operations. The global capital markets have recently been in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent indicators suggest improvement in the capital markets, Full Circle cannot provide any assurance that these conditions will not worsen. Under current conditions, Full Circle and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. Equity capital may be difficult to raise because as a BDC Full Circle is generally not able to issue additional shares of Full Circle's common stock at a price less than net asset value. In addition, Full Circle's ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that Full Circle's asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time Full Circle incurs indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on Full Circle's business, financial condition and results of operations.

        The illiquidity of Full Circle's investments may make it difficult for Full Circle to sell such investments if required. As a result, Full Circle may realize significantly less than the value at which Full Circle has recorded its investments. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of Full Circle's investments and on the potential for liquidity events involving Full Circle's investments. An inability to raise capital, and any required sale of Full Circle's investments for liquidity purposes, could have a material adverse impact on Full Circle's business, financial condition or results of operations.

        Uncertainty relating to the LIBOR calculation process may adversely affect the value of Full Circle's portfolio of the LIBOR-indexed, floating-rate debt securities. Concerns have been publicized that some of the member banks surveyed by the BBA in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

        Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including Full Circle's portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of Full Circle's portfolio of LIBOR-indexed, floating-rate debt securities.

        Economic recessions or downturns could impair Full Circle's portfolio companies and harm Full Circle's operating results. In recent years, the economy was in the midst of a recession and in a difficult part of a credit cycle. Many of Full Circle's portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay Full Circle's loans during these periods. Therefore, Full Circle's non-performing assets may increase and the value of Full Circle's portfolio may decrease during these periods as Full Circle is required to record the values of its investments. Adverse economic conditions also may decrease the value of collateral securing some of Full Circle's loans and the value of Full Circle's equity investments at fair value. Economic slowdowns or recessions could lead to financial losses in Full Circle's portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase Full Circle's funding costs, limit Full Circle's access to the capital markets or result in a decision by lenders not to extend credit to it. These events could prevent Full Circle from increasing investments and harm Full Circle's operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by Full Circle or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company's ability to meet its obligations under the debt that Full Circle holds. Full Circle may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of Full Circle's portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which Full Circle actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize Full Circle's debt holding and subordinate all or a portion of Full Circle's claim to that of other creditors.

        The lack of liquidity in Full Circle's investments may adversely affect Full Circle's business. Generally, Full Circle invests in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for Full Circle to sell these investments when desired. In addition, if Full Circle is required to liquidate all or a portion of its portfolio quickly, Full Circle may realize significantly less than the value at which Full Circle had previously recorded these investments. As a result, Full Circle does not expect to achieve liquidity in its investments in the near-term. Full Circle's investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of Full Circle's investments may make it difficult for Full Circle to dispose of them at a favorable price, and, as a result, Full Circle may suffer losses.

        Full Circle's failure to make follow-on investments in Full Circle's portfolio companies could impair the value of Full Circle's portfolio. Following an initial investment in a portfolio company, Full Circle may make additional investments in that portfolio company as "follow-on" investments, in order to: (i) increase or maintain in whole or in part Full Circle's equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of Full Circle's investment. Full Circle may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Full Circle will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and Full Circle's initial investment, or may result in a missed opportunity for Full Circle to increase Full Circle's participation in a successful operation. Even if Full Circle has sufficient capital to make a desired follow-on investment, Full Circle may elect not to make a follow-on investment because it does not want to increase its concentration of risk, its prefers other opportunities, it is subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect Full Circle's RIC tax status.

        Full Circle's portfolio may lack diversification among portfolio companies which may subject Full Circle to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments. Full Circle's portfolio may hold a limited number of portfolio companies. For example, the 5 largest investments in Full Circle's portfolio as of March 31, 2016, represented 45% of the portfolio assets of Full Circle. Beyond the asset diversification requirements associated with Full Circle's qualification as a RIC under the Code, Full Circle does not have fixed guidelines for diversification, and Full Circle's investments may be concentrated in relatively few companies. As Full Circle's portfolio is less diversified than the portfolios of some larger funds, Full Circle is more susceptible to failure if a single loan fails. Similarly, the aggregate returns Full Circle realizes may be significantly adversely affected if a small number of investments perform poorly or if Full Circle needs to write down the value of any one investment.

        Full Circle's portfolio may be concentrated in a limited number of industries, which may subject Full Circle to a risk of significant loss if there is a downturn in a particular industry in which a number of Full Circle's investments are concentrated. Full Circle's portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which Full Circle is invested could significantly impact the aggregate returns Full Circle realizes.

        As of March 31, 2016, Full Circle's investments in the business services industry (such as companies that provide services related to data and information, information retrieval, asset recovery and energy efficiency services) represented approximately 24% of the fair value of Full Circle's portfolio, Full Circle's investments in the media industry represented approximately 19% of the fair value of Full Circle's portfolio, and Full Circle's investments in the health care industry represented approximately 10% of the fair value of Full Circle's portfolio. In addition, Full Circle may from time to time invest a relatively significant percentage of its portfolio in industries it does not necessarily target. If an industry in which Full Circle has significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of Full Circle's investment portfolio could be affected adversely, which, in turn, could adversely affect Full Circle's financial position and results of operations.

        Because Full Circle generally does not hold controlling equity interests in its portfolio companies, it may not be in a position to exercise control over its portfolio companies or to prevent decisions by management of its portfolio companies that could decrease the value of its investments. Full Circle generally does not hold controlling equity positions in Full Circle's portfolio companies. As a result, Full Circle is subject to the risk that a portfolio company may make business decisions with which Full Circle disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to Full Circle's interests. Due to the lack of liquidity of the debt and equity investments that Full Circle typically holds in its portfolio companies, Full Circle may not be able to dispose of its investments in the event it disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of its investments.

        Defaults by Full Circle's portfolio companies will harm Full Circle's operating results. A portfolio company's failure to satisfy financial or operating covenants imposed by Full Circle or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that Full Circle holds. Full Circle may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect Full Circle's operating results and cash flows.

        Any unrealized losses Full Circle experiences on its loan portfolio may be an indication of future realized losses, which could reduce Full Circle's income available for distribution. As a BDC, Full Circle is required to carry its investments at fair value as determined in good faith by the Full Circle Board. Decreases in the fair values of Full Circle's investments are recorded as unrealized depreciation. Any unrealized losses in Full Circle's loan portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to Full Circle with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of Full Circle's income available for distribution in future periods.

        Prepayments of Full Circle's debt investments by Full Circle's portfolio companies could adversely impact Full Circle's results of operations and reduce Full Circle's return on equity. Full Circle is subject to the risk that the investments it makes in its portfolio companies may be repaid prior to maturity. When this occurs, Full Circle will generally reinvest these proceeds in temporary investments or repay Full Circle's Credit Facility, depending on future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and Full Circle could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, Full Circle's results of operations could be materially adversely affected if one or more of Full Circle's portfolio companies elect to prepay amounts owed to Full Circle. Additionally, prepayments could negatively impact Full Circle's return on equity, which could result in a decline in the market price of Full Circle's common stock. The investments in Full Circle's portfolio have historically experienced only limited prepayments.

        Because Full Circle uses debt to finance its investments, changes in interest rates will affect Full Circle's cost of capital and net investment income. Because Full Circle borrows money to make investments, its net investment income will depend, in part, upon the difference between the rate at which Full Circle borrows funds and the rate at which it invest those funds. As a result, Full Circle can offer no assurance that a significant change in market interest rates will not have a material adverse effect on Full Circle's net investment income in the event Full Circle uses debt to finance its investments. In periods of rising interest rates, Full Circle's cost of funds would increase, which could reduce Full Circle's net investment income. Full Circle expects that its long-term fixed-rate investments will be financed primarily with equity and/or long-term debt. Full Circle may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Full Circle's investment adviser does not have significant experience with utilizing these techniques and did not implement these techniques to any significant extent with the Legacy Portfolio. If Full Circle does not implement these techniques properly, it could experience losses on its hedging positions, which could be material.

        You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to Full Circle's debt investments. Accordingly, an increase in interest rates would make it easier for Full Circle to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to Full Circle's investment adviser with respect to Full Circle's pre-incentive fee net investment income.

        Full Circle may not realize gains from its equity investments. Certain investments that Full Circle may make include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, Full Circle may from time to time make non-control, equity investments in portfolio companies. Full Circle's goal is ultimately to realize gains upon Full Circle's disposition of such equity interests. However, the equity interests Full Circle receives may not appreciate in value and, in fact, may decline in value. Accordingly, Full Circle may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences. Full Circle also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow Full Circle to sell the underlying equity interests. Full Circle often seeks puts or similar rights to give it the right to sell its equity securities back to the portfolio company issuer. Full Circle may be unable to exercise these puts rights for the consideration provided in its investment documents if the issuer is in financial distress.

        Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments. Full Circle's investment strategy contemplates possible investments in debt securities of foreign companies. Full Circle's investment adviser does not have significant experience with investments in foreign securities and did not acquire such investments to any significant extent in connection with its management of the Legacy Portfolio. Investing in foreign companies may expose Full Circle to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although all of Full Circle's investments are U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. Full Circle may employ hedging techniques to minimize these risks, but Full Circle can offer no assurance that it will, in fact, hedge currency risk, or that if it does, such strategies will be effective.

        Full Circle may expose itself to risks if it engages in hedging transactions. If Full Circle engages in hedging transactions, it may expose itself to risks associated with such transactions. Full Circle may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of its portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of Full Circle's portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that Full Circle is not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, Full Circle may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent Full Circle from achieving the intended hedge and expose Full Circle to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

 DESCRIPTION OF GECC's CAPITAL STOCK

        As a result of the Merger, you will become a stockholder of GECC. Your rights as stockholders of GECC will be governed by Maryland law, the charter of GECC and the bylaws of GECC. The following description of the material terms of GECC's capital stock, including the common stock to be issued in the Merger, reflects the anticipated state of affairs upon completion of the Merger. GECC urges you to read the applicable provisions of Maryland law, the charter of GECC, its articles of incorporation and its bylaws carefully and in their entirety.

        The authorized stock of GECC consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. GECC intends to apply to have its common stock listed on the NASDAQ Global Select Market under the ticker symbol "GECC." There are no outstanding options or warrants to purchase shares of GECC common stock. No common stock has been authorized for issuance under any equity compensation plans. GECC's fiscal year-end is December 31. Under Maryland law, GECC's stockholders generally are not personally liable for GECC's debts or obligations.

        The following are GECC's outstanding classes of securities as of June 30, 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by GECC or for GECC's Account	(4) Amount Outstanding Exclusive of Amounts Shown in the Adjacent Column
Common Stock	100,000,000	—	30

        Under GECC's articles of incorporation, GECC's board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, GECC's articles of incorporation provides that a majority of the board of directors, without any action by GECC's stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that GECC has authority to issue.

Common Stock

        All shares of GECC's common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of GECC's common stock if, as and when authorized by GECC's board of directors and declared by GECC out of assets legally available therefor. Shares of GECC's common stock have no preemptive, conversion, redemption or appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of GECC's liquidation, dissolution or winding up, each share of GECC's common stock would be entitled to share ratably in all of GECC's assets that are legally available for distribution after GECC pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of GECC common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of shares of GECC common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of GECC's directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

        GECC's articles of incorporation authorizes GECC's board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by GECC's existing common stockholders. Under the terms of GECC's charter, the GECC board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by GECC's articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of shares of GECC common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to GECC's common stock and before any purchase of GECC's common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of GECC's gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. GECC believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions. However, GECC does not currently have any plans to issue preferred stock. The rights of holders of GECC common and preferred stock may be modified other than by a vote of a majority or more of the shares outstanding, voting as a class. GECC's board of directors has the authority to amend, alter, or repeal the bylaws of the corporation.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. GECC's articles of incorporation contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        GECC's articles of incorporation authorize GECC, and GECC's bylaws obligate GECC, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of GECC or any individual who, while a director or officer of GECC and at GECC's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws of GECC also permit it to indemnify and advance expenses to any person who served a predecessor of GECC in any of the capacities described above and any of GECC's employees or agents or any employees or agents of GECC's predecessor. In accordance with the 1940 Act, GECC will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made, also a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party to, or witness in, by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        GECC's insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that GECC's present or former directors or officers have performed for another entity at GECC's request. There is no assurance that such entities will in fact carry such insurance. However, in the event that GECC's present or former directors or officers serve another entity as a director, officer, partner or trustee, GECC expects to obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and GECC's Charter and Bylaws

        The Maryland General Corporation Law and GECC's articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire GECC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of GECC to negotiate first with GECC's board of directors. GECC believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

        On the first date on which GECC has more than one stockholder of record (the Classification Date), GECC's board of directors will be divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify, and each year one class of directors will be elected by the stockholders. A classified board may render either a change in control of GECC or a removal of GECC's incumbent management more difficult. GECC believes, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of GECC's management and policies.

Election of Directors

        GECC's articles of incorporation and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. GECC's board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

        GECC's articles of incorporation provides that the number of directors will be set only by the board of directors in accordance with GECC's bylaws. GECC's bylaws provide that a majority of GECC's entire board of directors may at any time increase or decrease the number of directors. However, unless GECC's bylaws are amended, the number of directors may never be less than one nor more than nine. GECC has elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by GECC's board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on GECC's board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

        GECC's charter provides that, from and after the Classification Date, a director may be removed only for cause, as defined in GECC's charter, and then only by the affirmative vote of at least a two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of GECC's bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        GECC's bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to GECC's board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to GECC's notice of the meeting, (2) by GECC's board of directors or (3) by a stockholder who was a stockholder of record at the record date set by GECC's board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in GECC bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures of GECC's bylaws. With respect to special meetings of stockholders, only the business specified in GECC's notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to GECC's notice of the meeting, (2) by GECC's board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record at the record date set by GECC's board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in GECC bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give GECC advance notice of nominations and other business is to afford GECC's board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by GECC's board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although GECC's bylaws do not give GECC's board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed. They may also have had the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to GECC and its stockholders.

Calling of Special Meetings of Stockholders

        GECC's bylaws provide that special meetings of stockholders may be called by GECC's board of directors and certain of GECC's officers. Additionally, GECC's bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by GECC's secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, convert to another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. GECC's articles of incorporation generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

        However, GECC's charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

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  amendments to the provisions of GECC's charter relating to the classification of GECC's board of directors, the power of GECC's board of directors to fix the number of directors and to fill vacancies on GECC's board of directors, the vote required to elect or remove a director, the vote required to approve GECC's dissolution, amendments to GECC's charter and extraordinary transactions and GECC's board of directors exclusive power to amend GECC's bylaws;

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  charter amendments that would convert GECC from a closed-end company to an open-end company or make GECC's common stock a redeemable security (within the meaning of the 1940 Act);

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  GECC's liquidation or dissolution or any amendment to GECC's charter to effect any such liquidation or dissolution;

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  any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of GECC's assets that the Maryland General Corporation Law requires be approved by GECC's stockholders; or

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  any transaction between GECC, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of GECC's directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group, or collectively, "Transacting Persons," on the other hand.

        However, if such amendment, proposal or transaction is approved by a majority of GECC's continuing directors (in addition to approval by GECC's board of directors), such amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such a matter, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of GECC's charter requires such approval. In either event, in accordance with the requirements of the 1940 Act, any such amendment, proposal or transaction that would have the effect of changing the nature of GECC's business so as to cause GECC to cease to be, or to withdraw GECC's election as, a BDC would be required to be approved by a majority of GECC's outstanding voting securities, as defined under the 1940 Act. The "continuing directors" are defined in GECC's charter as (1) GECC's current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of GECC's current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

        GECC's charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of GECC's bylaws.

No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Maryland Control Acquisition Share Act discussed below, as permitted by the Maryland General Corporation Law, GECC's articles of incorporation provides that stockholders will not be entitled to exercise appraisal rights unless a majority of GECC's entire board of directors determines that such rights shall apply.

Control Share Acquisitions

        Under the Maryland General Corporation Law, the Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in GECC's bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. GECC's bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of GECC's shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, GECC will amend its bylaws to be subject to the Maryland Control Share Acquisition Act only if GECC's board of directors determines that it would be in GECC's best interests and if the SEC staff does not object to GECC's determination that GECC's being subject to the Maryland Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

        Under Maryland law, the Maryland Business Combination Act provides that certain "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The Maryland Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. GECC's board of directors has adopted a resolution that any business combination between GECC and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, GECC's board of directors will adopt resolutions so as to make GECC subject to the provisions of the Maryland Business Combination Act only if GECC's board of directors determines that it would be in GECC's best interests and if the SEC staff does not object to GECC's determination that GECC being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of GECC and increase the difficulty of consummating any offer.

Forum Selection Clause

        GECC's bylaws provide that, unless GECC consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on GECC's behalf, (b) any action asserting a claim of breach of any duty owed by any of GECC's directors or officers or other employees to GECC or to GECC's stockholders, (c) any action asserting a claim against GECC or any of GECC's directors or officers or other employees arising pursuant to any provision of the Maryland General Corporation Law or GECC's charter or bylaws or (d) any action asserting a claim against GECC or any of GECC's directors or officers or other employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division. By accepting shares of GECC common stock in connection with the Merger, you are agreeing to be bound by these provisions.

Waiver of Corporate Opportunity Doctrine

        GECC's charter provides that, GECC, by resolution of its board of directors, may renounce any interest or expectancy of GECC in (or in being offered an opportunity to participate in) business opportunities that are presented to GECC or developed by or presented to one of more of GECC's directors or officers.

Conflict with the 1940 Act

        GECC's bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (if GECC amends its bylaws to be subject to such law) and the Business Combination Act, or any provision of GECC's charter or bylaws, conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

 COMPARISON OF STOCKHOLDER RIGHTS

        The rights of Full Circle's stockholders are currently governed by Maryland law and Full Circle's charter and bylaws. When the Merger is completed, Full Circle's stockholders will become stockholders of GECC, a Maryland corporation, and their rights will still be governed by Maryland law and GECC's charter and bylaws. The charter and bylaws of both Full Circle and GECC are substantially similar, and as a result, the rights of Full Circle's stockholders and the rights of GECC's stockholders are substantially similar. The following is a summary of the material differences between the rights of GECC and Full Circle stockholders. The following discussion is not intended to be complete and is qualified by reference to the articles of amendment and restatement, as amended, and bylaws of GECC and the articles of amendment and restatement, as amended, and amended and restated bylaws of Full Circle and the Maryland General Corporation Law.

        Among the material differences between GECC and Full Circle stockholder rights are that:

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  GECC's charter contains the following additional extraordinary actions that are required to be approved by an affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast in such an event:

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  any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of the assets of GECC that the Maryland General Corporation Law requires be approved by the stockholders of GECC; and

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  any transaction between (A) GECC and (B) a person, or group of persons acting together (including, without limitation, a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with, or employed by or acting as an agent of, any such person or member of such group.

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  GECC's bylaws provide that, unless GECC consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of GECC, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of GECC to GECC or to the stockholders of GECC, (c) any action asserting a claim against GECC or any director or officer or other employee of GECC arising pursuant to any provision of the Maryland General Corporation Law, the charter of GECC or the bylaws of GECC, or (d) any action asserting a claim against GECC or any director or officer or other employee of GECC that is governed by the internal affairs doctrine.

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  GECC, by resolution of its board of directors, may renounce any interest or expectancy of GECC in (or in being offered an opportunity to participate in) business opportunities that are presented to GECC or developed by or presented to one of more of GECC's directors or officers.

        GECC's and Full Circle's bylaws vary in the technical requirements for calling special meetings of stockholders as well as the advance notice requirements for stockholder nominations of directors and other business proposals, including that stockholder notices with respect to GECC must include certain additional information about the stockholder's ownership of stock and any substantial interest in GECC, as well as a written undertaking executed by a proposed director nominee.

GECC DIVIDEND REINVESTMENT PLAN

        GECC has adopted a dividend reinvestment plan that provides for reinvestment of its dividends and other distributions on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if GECC's board of directors authorizes, and GECC declares, a cash distribution, GECC stockholders who have not opted out of its dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of GECC common stock, rather than receiving the cash distributions.

        No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of GECC common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company LLC, the plan administrator and GECC's transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the Record Date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to each applicable record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of GECC common stock and a check for any fractional share.

        Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

        GECC intends to use primarily newly issued shares to implement the plan to the extent GECC's shares are trading at a premium to net asset value per share of the common stock. In the case that such newly issues shares of common stock are used to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of GECC common stock at the close of trading on the date fixed by the board of directors for such purposes. Market price per share on that date will be the closing price for such shares on the national securities exchange on which GECC shares are then listed or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. Notwithstanding the foregoing, GECC reserves the right to instruct the plan administrator to purchase shares of its common stock in the open market in connection with its implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to each stockholder who has not so elected to receive cash distributions in cash in the manner set forth above for issuance of new shares, substituting where applicable the average purchase price, excluding any brokerage charges or other charges, of all shares of Common Stock purchased in the open market in lieu of the market price per share. The number of shares of GECC common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of GECC stockholders have been tabulated.

        The plan administrator's fees under the plan will be paid by GECC. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commission from the proceeds.

        Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from GECC will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        The plan may be terminated by GECC upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by GECC. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, NY 11219 or by phone at (800) 937-5449.

Custodian, Transfer and Dividend Paying Agent and Registrar

        A portion of GECC's cash is held in safekeeping by State Street Bank and Trust Company located at 100 Huntington Avenue, Boston, Massachusetts 02116. American Stock Transfer Company acts as GECC's transfer agent, distribution paying agent and registrar. The principal business address of GECC's transfer agent is 6201 15th Avenue, Brooklyn, NY 11219.

 SHARES ELIGIBLE FOR FUTURE SALE

        Immediately prior to this offering, there was no public market for GECC common stock. Future sales of substantial amounts of GECC common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of GECC common stock. Although GECC expects to apply GECC common stock for listing on the NASDAQ Global Select Market, neither Full Circle nor GECC can assure you that there will be an active public market for GECC common stock.

        Upon the closing of the Merger, GECC will have outstanding an estimated aggregate of 12,698,909 shares of GECC common stock. Of these shares, all shares sold in this offering will be freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by GECC's "affiliates," as that term is defined in Rule 144 under the Securities Act, whose sales would be subject to the Rule 144 resale restrictions described below, other than the holding period requirement.

        The remaining 7,893,333 shares of GECC common stock will be "restricted securities," as that term is defined in Rule 144 under the Securities Act. These restricted securities are eligible for public sale only if they are registered under the Securities Act or if they qualify for an exemption from registration under Rules 144 or 701 under the Securities Act, which are summarized below.

Rule 144

        Affiliate Resales of Restricted Securities. In general, beginning 90 days after the effective date of the registration statement of which this prospectus is a part, a person who is an affiliate of ours, or who was an affiliate at any time during the 90 days before a sale, who has beneficially owned shares of GECC common stock for at least six months would be entitled to sell in "broker's transactions" or certain "riskless principal transactions" or to market makers, a number of shares within any three-month period that does not exceed the greater of:

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  1% of the number of shares of GECC common stock then outstanding, which will equal approximately 383,866 shares immediately after this offering; or

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  the average weekly trading volume in GECC common stock on the NASDAQ Global Select Market during the four calendar weeks preceding the filing of a notice on Form 144 with respect to such sale.

        Affiliate resales under Rule 144 are also subject to the availability of current public information about us. In addition, if the number of shares being sold under Rule 144 by an affiliate during any three-month period exceeds 5,000 shares or has an aggregate sale price in excess of $50,000, the seller must file a notice on Form 144 with the SEC and the NASDAQ Global Select Market concurrently with either the placing of a sale order with the broker or the execution directly with a market maker.

        Non-Affiliate Resales of Restricted Securities. In general, subject to the lock-up restrictions described above, beginning 90 days after the effective date of the registration statement of which this prospectus is a part, a person who is not an affiliate of ours at the time of sale, and has not been an affiliate at any time during the three months preceding a sale, and who has beneficially owned shares of GECC common stock for at least six months but less than a year, is entitled to sell such shares subject only to the availability of current public information about us. If such person has held GECC shares for at least one year, such person can resell under Rule 144(b)(1) without regard to any Rule 144 restrictions, including the 90-day public company requirement and the current public information requirement.

        Non-affiliate resales are not subject to the manner of sale, volume limitation or notice filing provisions of Rule 144.

Registration Rights

        Upon the closing of this offering, the holders of all of the shares of GECC common stock not offered hereby will be entitled to rights with respect to the registration of those shares under the Securities Act. Registration of these shares under the Securities Act would result in these shares becoming fully tradable without restriction under the Securities Act immediately upon the effectiveness of the registration, except for shares purchased by affiliates. Shares covered by a registration statement will be eligible for sale in the public market upon the expiration or release from the terms of the lock-up agreement (if any).

        GECC is required to file a registration statement with respect to all of the shares of GECC common stock issued per the Subscription Agreement as soon as practicable following the Effective Time.

Resale Restriction

        Great Elm Capital Group has agreed to hold for one year from the date of issue the shares of GECC common stock issued to it under the Subscription Agreement. During this period Great Elm Capital Group may hedge its investment in the shares of GECC common stock through the forward sale of such shares, options or other derivative securities or by other means.

 REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

        A BDC is regulated by the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to invest in private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

        Neither GECC nor Full Circle may change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of:

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  67% or more of such company's voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or

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  more than 50% of the outstanding voting securities of such company.

        Neither GECC nor Full Circle anticipates any substantial change in the nature of its business. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of GECC's and Full Circle's directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, GECC and Full Circle are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, GECC and Full Circle are prohibited from protecting any director or officer against any liability to the company or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        As a BDC, GECC and Full Circle are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of its borrowings and any preferred stock GECC and Full Circle may issue in the future, of at least 200%. GECC and Full Circle may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of its directors who are not interested persons and, in some cases, prior approval by the SEC.

        GECC is an "emerging growth company" under the JOBS Act and is subject to reduced public company reporting requirements. Further, Section 107 of the JOBS Act also provides that an "emerging growth company" can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an "emerging growth company" can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. GECC has chosen to take advantage of the extended transition period for complying with new or revised accounting standards.

        Neither GECC nor Full Circle is generally able to sell its common stock at a price below net asset value per share. See "Risk Factors—Risks Relating to GECC—Risks Relating to GECC's Business and Structure—Regulations governing GECC's operations as a BDC affect its ability to raise additional capital and the way in which it does so. As a BDC, the necessity of raising additional capital may expose GECC to risks, including the typical risks associated with leverage." See "Risk Factors—Risks Relating to Full Circle—Risks Relating to Full Circle's Business and Structure—Regulations governing Full Circle's operation as a BDC affect Full Circle's ability to raise additional capital and the way in which Full Circle does so. As a BDC, the necessity of raising additional capital may expose Full Circle to risks, including the typical risks associated with leverage." Either GECC or Full Circle may, however, sell its common stock at a price below net asset value per share:

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  in connection with a rights offering to its existing stockholders,

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  with the consent of the majority of its common stockholders, or

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  under such other circumstances as the SEC may permit.

        For example, both GECC and Full Circle may sell its common stock at a price below the then current net asset value of its common stock if its board of directors determines that such sale is in its best interests and the best interests of its stockholders, and its stockholders approve its policy and practice of making such sales. In any such case, under such circumstances, the price at which GECC's or Full Circle's common stock, as applicable, equals the fair value of such common stock. GECC and Full Circle may be examined by the SEC for compliance with the 1940 Act. As BDCs, GECC and Full Circle are subject to certain risks and uncertainties. See "Risk Factors—Risks Relating to GECC." See "Risk Factors—Risks Relating to Full Circle."

Qualifying Assets

        As BDCs, GECC and Full Circle may not acquire any asset other than "qualifying assets" unless, at the time each of them makes the acquisition, the value of the qualifying assets of each represent at least 70% of the value of the total assets of each. The principal categories of qualifying assets relevant to GECC's and Full Circle's business are:

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  securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

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  securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

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  cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

        An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:

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  does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

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  is controlled by the BDC and has an affiliate of the BDC on its board of directors;

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  does not have any class of securities listed on a national securities exchange;

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  is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250.0 million; or

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  meets such other criteria as may be established by the SEC.

        Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.

Significant Managerial Assistance

        To include certain securities described above as qualifying assets for the purpose of the 70% test, a BDC must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. GECC and Full Circle offer to provide managerial assistance to their respective portfolio companies.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, GECC's and Full Circle's investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to, collectively, as temporary investments, so that 70% of GECC's or Full Circle's assets, as applicable, are qualifying assets. Typically, GECC and Full Circle will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of GECC's or Full Circle's assets that may be invested in such repurchase agreements. However, if more than 25% of GECC's or Full Circle's gross assets constitute repurchase agreements from a single counterparty, GECC or Full Circle, as applicable, would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, GECC and Full Circle do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GECC's and Full Circle's investment adviser will monitor the creditworthiness of the counterparties with which GECC or Full Circle, as applicable, enters into repurchase agreement transactions.

Senior Securities

        GECC and Full Circle are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to GECC's or Full Circle's common stock, as applicable, if GECC's or Full Circle's asset coverage, as applicable, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, GECC and Full Circle must make provisions to prohibit any distribution to GECC's or Full Circle's stockholders, as applicable, or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. GECC and Full Circle may also borrow amounts up to 5% of the value of GECC's or Full Circle's gross assets, as applicable, for temporary or emergency purposes without regard to asset coverage. GECC and Full Circle may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in GECC or Full Circle.

Code of Ethics

        GECC and GECM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by GECC's or GECM's personnel, respectively. GECC's and GECM's codes of ethics generally do not permit investments by GECC's or GECM's employees, as applicable, in securities that may be purchased or held by GECC or GECM, as applicable. You may read and copy these codes of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

        GECC, Full Circle and the investment adviser of each have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Robert Wilson, an employee of GECM currently serves as GECC's chief compliance officer.

Sarbanes-Oxley Act

        The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect GECC. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, GECC's chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in GECC's periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, GECC's periodic reports must disclose GECC's conclusions about the effectiveness of GECC's disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, GECC's management is required to prepare an annual report regarding its assessment of GECC's internal control over financial reporting. When GECC is no longer an emerging growth company under the JOBS Act, its independent registered public accounting firm will be required to audit GECC's internal controls over financial reporting; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, GECC's periodic reports must disclose whether there were significant changes in GECC's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        The Sarbanes-Oxley Act requires GECC and Full Circle each to review its current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. GECC and Full Circle will each continue to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that GECC or Full Circle, as applicable, is in compliance therewith.

Proxy Voting Policies and Procedures

        Each of GECC and Full Circle has delegated its proxy voting responsibility to its investment adviser. The Proxy Voting Policies and Procedures of the investment advisers are set forth below. The guidelines will be reviewed periodically by GECM, GECC's non-interested directors, Full Circle Advisors and Full Circle's non-interested directors, and, accordingly, are subject to change.

GECC's and Full Circle's Proxy Voting Policies and Procedures

        An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, each of GECM and Full Circle Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

        These policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

        Each of GECM and Full Circle Advisors will vote proxies relating to its portfolio securities in what it perceives to be the best interest of its clients' stockholders. Each of GECM and Full Circle Advisors will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although each of GECM and Full Circle Advisors will generally vote against proposals that may have a negative impact on its clients' portfolio securities, each may vote for such a proposal if there exist compelling long-term reasons to do so.

        Each of GECM's and Full Circle Advisors' proxy voting decisions will be made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that GECM's or Full Circle Advisors' vote is not the product of a conflict of interest, GECM and Full Circle Advisors will require that:

  •
  anyone involved in the decision making process disclose to the manager any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and

  •
  employees involved in the decision making process or vote administration are prohibited from revealing how the firm intends to vote on a proposal in order to reduce any attempted influence from interested parties.

        You may obtain information about how GECM voted proxies by making a written request for proxy voting information to: Great Elm Capital Management, Inc., 200 Clarendon Street, 51st Floor, Boston, MA 02116. You may obtain information about how Full Circle Advisors voted proxies by making a written request for proxy voting information to: Full Circle Advisors, LLC, 102 Greenwich Ave., 2nd Floor, Greenwich, CT 06830.

 LEGAL MATTERS

        The validity of GECC common stock to be issued in connection with the Merger was passed upon for GECC by Venable LLP. The disclosure of U.S. federal income tax consequences herein was passed upon for Full Circle by Clifford Chance US LLP.

EXPERTS

        The statement of assets and liabilities of GECC as of June 30, 2016, and the Special Purpose Schedule of Investments of MAST Credit Opportunities I Master Fund Ltd., MAST Admiral Master Fund, L.P. and MAST Select Opportunities Master, L.P. as of June 30, 2016, have been included herein and in the registration statement in reliance upon the reports of Deloitte & Touche LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

        The financial statements of Full Circle and subsidiaries as of June 30, 2015 and for the year ended June 30, 2015 included in this document have been so included in reliance on the report of RSM US LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

        The financial statements of Full Circle and subsidiaries as of June 30, 2014 and for the year ended June 30, 2014 included in this document have been so included in reliance on the report of KPMG LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

        The financial statements of Full Circle and subsidiaries for the year ended June 30, 2013 included in this document have been so included in reliance on the report of Rothstein Kass, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE NEXT ANNUAL MEETING

Full Circle

        Any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in Full Circle's proxy statement and form of proxy for its 2017 annual meeting of stockholders, which will only be held if the Merger is not completed, must have been received by Full Circle on or before July 6, 2016. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Full Circle Capital Corporation, 102 Greenwich Avenue, 2nd Floor, Greenwich, CT 06830, Attention: Corporate Secretary.

        Stockholder proposals or director nominations to be presented at the 2017 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be delivered to, or mailed and received at, the principal executive offices of Full Circle not earlier than the 150th day prior to the first anniversary of the date of Full Circle's proxy statement for the preceding year's annual meeting of stockholders nor later than 5:00 pm, Eastern Time on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting of stockholders. For its 2017 annual meeting of stockholders, which will only be held if the Merger is not completed, Full Circle must receive such proposals and nominations no earlier than June 6, 2016 and no later than July 6, 2016. If the date of the mailing of the notice for the 2017 annual meeting has been changed by more than 30 calendar days from the first anniversary of the date of mailing of the notice for the previous year's annual meeting, stockholder proposals or director nominations must be received no earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 pm, Eastern Time on the later of the 120th day prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Proposals must also comply with the other requirements contained in Full Circle's bylaws, including supporting documentation and other information. Proxies solicited by Full Circle will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

GECC

        Stockholders may present proper nominations of candidates for director or other proposals for inclusion in GECC's proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the secretary of GECC in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable Maryland law and the articles of incorporation of GECC and the bylaws of GECC. GECC expects that the 2017 annual meeting of stockholders will be held in April 2017, but the exact date, time and location of such meeting have yet to be determined.

STOCKHOLDERS SHARING AN ADDRESS

        Only one copy of this document is being delivered to multiple stockholders of Full Circle unless they have previously received contrary instructions from one or more of their stockholders. Stockholders who hold shares in "street name" can request further information on householding through their banks, brokers or other holders of record.

        On written or oral request to American Stock Transfer and Trust Company, LLC, Full Circle's stock transfer agent at 6201 15th Ave., Brooklyn, New York 11219 and at (800) 937-5449, Full Circle will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of Full Circle's proxy statements and annual reports should provide written or oral notice to American Stock Transfer and Trust Company at the address and telephone number set forth above. Holders in "street name" who wish, in the future, to receive separate copies or a single copy of Full Circle's proxy statements and annual reports must contact their banks and brokers.

WHERE YOU CAN FIND MORE INFORMATION

        GECC has filed with the SEC a registration statement on Form N-14 (of which this document is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about GECC and the securities being offered by this document.

        GECC will be and Full Circle is subject to the informational requirements of the Exchange Act. Accordingly, they must file annual, quarterly and current reports, proxy material and other information with the SEC. You can review and copy such information at the SEC's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549, the SEC's Northeast Regional Office at 3 World Financial Center, Suite 400, New York, NY 10281 and the SEC's Midwest Regional Office at 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

        The information GECC files with the SEC is available free of charge by contacting it at 200 Clarendon Street, 51st Floor, Boston, MA 02116 or by telephone at (617) 375-3000 or on its website at www.greatelmcc.com. Information contained on GECC's website is not incorporated into this document and you should not consider such information to be part of this document.

        The information Full Circle files with the SEC is available free of charge by contacting it at 102 Greenwich Avenue, 2nd Floor, Greenwich, CT or by telephone at (203) 900-2100 or on its website at www.fccapital.com. Information contained on Full Circle's website is not incorporated into this document and you should not consider such information to be part of this document.

Periodic Reporting and Audited Financial Statements

        GECC will register its common stock under the Exchange Act, and will have reporting obligations thereunder, including the requirement that GECC file annual and quarterly reports with the SEC. You may obtain GECC's annual reports on Form 10-K, GECC's quarterly reports on Form 10-Q, and GECC's current reports on Form 8-K on GECC website at http://www.greatelmcc.com free of charge as soon as reasonably practicable after GECC files such reports electronically with the SEC.

        You may obtain Full Circle's annual reports on Form 10-K, Full Circle's quarterly reports on Form 10-Q, and Full Circle's current reports on Form 8-K on Full Circle's website at http://www.fccapital.com free of charge as soon as reasonably practicable after Full Circle files such reports electronically with the SEC. Upon completion of the Merger, Full Circle's common stock will be deregistered under the Exchange Act.

NASDAQ Global Select Market Requirements

        GECC and Full Circle have adopted certain policies and procedures intended to comply with the corporate governance rules of the NASDAQ Global Select Market and the NASDAQ Global Market, respectively. GECC and Full Circle will each continue to monitor its compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that GECC or Full Circle, as applicable, is in compliance therewith. Upon completion of the Merger, Full Circle will no longer make such filings.

Privacy Principles

        Each of GECC and Full Circle is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information each of GECC and Full Circle collect, how it protects that information and why, in certain cases, it may share information with select other parties.

        Generally, GECC and Full Circle do not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to it. GECC and Full Circle do not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

        Each of GECC and Full Circle restricts access to non-public personal information about its stockholders to employees of its investment adviser and its investment adviser's affiliates with a legitimate business need for the information. Each of GECC and Full Circle maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and the Board of Directors of
Great Elm Capital Corp.
Boston, MA

We have audited the accompanying statement of assets and liabilities of Great Elm Capital Corp., a development stage company (the Company), as of June 30, 2016. The statement of assets and liabilities is the responsibility of the Company's management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Great Elm Capital Corp. as of June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

McLean, VA
July 29, 2016

Great Elm Capital Corp.
(A Development Stage Company)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

As of June 30, 2016
ASSETS
Cash	$30,000,000

Total Assets	$30,000,000

LIABILITIES AND NET ASSETS
LIABILITIES:
Total Liabilities	$—

Commitments and Contingencies(1) (See Note 3)
NET ASSETS:	$30,000,000

Common stock, par value $0.01 per share (100,000,000 authorized; 30 shares issued and outstanding)	—
Additional paid in capital	30,000,000

Net Assets	30,000,000

Total Liabilities and Net Assets	$30,000,000

Net Asset Value Per Share	$1,000,000
(1)
MAST Capital Management, LLC and Great Elm Capital Group (the Sponsors) have incurred all organization, merger-related, initial capitalization-related and offering costs on behalf of the Company, which are estimated at approximately $1,782,900 through June 30, 2016. If the transactions described in Note 5 and 6 are completed, such costs will be reimbursed to the Sponsors by the Company.

The accompanying notes are an integral part of this financial statement.

Great Elm Capital Corp.
(A Development Stage Company)

NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

1. Nature of Operations and Significant Accounting Policies

        Nature of Operations Great Elm Capital Corp. (the Company) was formed on April 22, 2016 as a Maryland corporation. The Company intends to structure itself as an externally managed, non-diversified closed-end management investment company. The Company intends to elect to be treated as a business development company (a BDC) under the Investment Company Act of 1940, as amended (the Investment Company Act), prior to the merger described in Note 5. The Company will be managed by Great Elm Capital Management, Inc., a Delaware corporation (GECM), a subsidiary of Great Elm Capital Group, Inc., a Delaware corporation (Great Elm Capital Group).

        As of June 30, 2016, the Company has not yet begun commercial operations. As of June 30, 2016, all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the Company Common Stock), were owned by Great Elm Capital Group.

        The Company's will seek to generate current interest and capital appreciation by investing in middle-market companies that operate in a diverse range of industries. The Company expects to invest primarily in secured and senior unsecured debt instruments that it purchases in the secondary markets.

        Proposed Merger The Company and Full Circle Capital Corporation, a Maryland corporation (Full Circle), entered into an Agreement and Plan of Merger, dated as of June 23, 2016 (the Merger Agreement). The Merger Agreement provides for the merger of Full Circle with and into the Company (the Merger) in exchange for the issuance of shares of Company Common Stock. The closing of the transactions contemplated by the Merger Agreement is contingent upon consummation of the transactions contemplated by the Subscription Agreement, approval of the Merger by Full Circle stockholders and other customary conditions. The Company agreed to provide indemnity to Full Circle and its related parties under certain circumstances. The Company has concluded that its indemnification obligation is remote as of the date of the accompanying financial statement.

Summary of Significant Accounting Policies

        Basis of Presentation The accompanying statement of assets and liabilities has been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (GAAP).

        Development Stage Entity. The Company follows the guidance in Accounting Standards Codification Section 915, Development Stage Entities (ASC 915) and accordingly has determined whether costs incurred are to be charged to expense when incurred or is to be capitalized or deferred. The Company has concluded that costs incurred to date are contingent and when the contingency is resolved will be charged to expense as permitted under ASC 915. See Note 3.

        Cash consists of bank demand deposits.

        U.S. Federal Income Taxes. The Company is currently a taxable association under Internal Revenue Code of 1986, as amended (the Code). The Company intends to elect to be taxed as a regulated investment company (RIC) under subchapter M of the Code beginning with the taxable year during which the merger described in Note 1 occurs. The Company intends to operate in a manner so as to qualify for the tax treatment applicable to RICs in that taxable year and all future taxable years. In order to qualify as a RIC, among other things, the Company will be required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, the Company generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as distributions. Rather, any tax liability related to income earned by the Company

Great Elm Capital Corp.
(A Development Stage Company)

NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

1. Nature of Operations and Significant Accounting Policies—(continued)

represents obligations of the Company's stockholders and will not be reflected in the financial statements of the Company.

        Use of Estimates The preparation of the statement of assets and liabilities in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
        Organization and Merger Related Costs Organization costs include costs relating to the formation and incorporation of the business and will be expensed as incurred. Costs related to the Merger and related transactions will be incurred by the Company only if, as and when the transactions are completed. See Note 3.

2. Related Party Arrangements

        Investment Management Agreement As part of the transactions described in Note 5, the Company intends to enter into an investment management agreement (the Investment Management Agreement) with GECM in connection with the transactions described in Note 5. The Company will pay GECM a fee for its services under the Investment Management Agreement. This fee consists of two components: a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.50% of the Company's average adjusted gross assets, including assets purchased with borrowed funds. The base management fee will be payable quarterly in arrears. The base management fee is calculated based on the average value of the Company's gross assets, as adjusted to exclude cash and cash equivalents, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately prorated.

        The incentive fee consists of two components, an investment income component and a capital gains component. Under the investment income component, on a quarterly basis, the Company will pay GECM 20% of the amount by which the Company's pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 1.75% (7.0% annualized) of the Company's net assets at the end of the immediately preceding calendar quarter, subject to a "catch-up" provision pursuant to which GECM receives all of such income in excess of the 1.75% level but less than 2.1875% (8.75% annualized) and subject to a total return requirement (described below). The effect of the "catch-up" provision is that, subject to the total return provision, if pre-incentive fee net investment income exceeds 2.1875% of the Company's net assets at the end of the immediately preceding calendar quarter, in any calendar quarter, GECM will receive 20.0% of the Company's pre-incentive fee net investment income as if the 1.75% hurdle rate did not apply.

        Payment of the incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company's pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the date immediately following completion of the merger described in Note 1 exceeds the cumulative incentive fees accrued and/or paid since the date immediately following completion of the merger described in Note 1. For the purposes of this calculation, the "cumulative net increase in net assets resulting from operations" is the sum of the Company's pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since the date immediately following completion of the transactions described in Note 6.

Great Elm Capital Corp.
(A Development Stage Company)

NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

2. Related Party Arrangements—(continued)

        Under the capital gains component of the incentive fee, the Company will pay GECM at the end of each calendar year 20% of the aggregate cumulative realized capital gains from the date immediately following completion of the merger described in Note 1 through the end of that year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees.

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of GECM's services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

        The Company's officer is also chief investment officer of GECM and a member of the board of directors of Great Elm Capital Group.

        Administration Agreement As part of the transactions described in Note 5, the Company intends to enter into an administration agreement (the Administration Agreement) with GECM to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping record keeping services and other administrative services. The Company will reimburse GECM for its allocable portion of overhead and other expenses of GECM in performing its obligations under the Administration Agreement. As of the date of the accompanying financial statement, no services have been performed by GECM, and no fees have been paid or accrued.

        GECM has agreed that the aggregate amount of expenses accrued for reimbursement pursuant to the Administration Agreement that pertain to direct compensation costs of financial, compliance and accounting personnel that perform services for the Company, inclusive of the fees charged by any sub-administrator to provide such financial, compliance and/or accounting personnel to the Company (the Compensation Expenses), during the twelve months beginning on the date immediately following consummation of the Merger, when taken together with Compensation Expenses reimbursed or accrued for reimbursement by the Company pursuant to the Investment Management Agreement during such period, shall not exceed 0.50% of the Company's average net asset value during such period.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of GECM's services under the Administration Agreement or otherwise as administrator for the Company.

3. Commitments and Contingencies

        MAST Capital Management, LLC, a Delaware limited liability company (MAST Capital), and Great Elm Capital Group, Inc., a Delaware corporation (Great Elm Capital Group, together with MAST Capital, the Sponsors) have incurred all organization, transaction-related and offering costs on behalf of the Company which are estimated at approximately $1,782,900, through June 30, 2016. If all of the transactions described in Notes 5 and the merger described in Note 1 are completed, such costs will be reimbursed to the Sponsors by the Company.

Great Elm Capital Corp.
(A Development Stage Company)

NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

4. Indemnification

        Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company expects to enter into contracts that contain a variety of representations which provide general indemnifications. The Company's maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

5. Initial Capitalization

        The Company, Great Elm Capital Group and funds managed by MAST Capital (the Funds) entered into a Subscription Agreement, dated as of June 23, 2016 (the Subscription Agreement). The Subscription Agreement provides for (a) $30 million of cash contributed to the Company by Great Elm Capital Group in exchange for shares of Company Common Stock, which is reflected in the accompanying balance sheet and (b) contribution by the Funds of a portfolio of debt instruments to the Company in exchange for shares of Company Common Stock. The closing of the contribution by the Funds under the Subscription Agreement will occur before the Company makes its BDC election and before (and as a condition to) the closing of the transactions contemplated by the Merger Agreement described in Note 1 and is subject to other customary conditions. The Subscription Agreement contemplates the issuance of additional shares of Company Common Stock to Great Elm Capital Group in respect of Great Elm Capital Group's $30 million cash contribution. The number of additional shares will be determined once the valuation of the Funds' contribution is determined.

6. Subsequent Events

        The Company is unaware of any subsequent events that are required to be reflected in the accompanying balance sheet or that are required to be disclosed in these notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of
Great Elm Capital Corp.
Boston, MA

We have audited the accompanying Special Purpose Schedule of Investments of MAST Credit Opportunities I Master Fund Ltd., MAST Admiral Master Fund, L.P. and MAST Select Opportunities Master, L.P. (the "MAST Funds") as of June 30, 2016 to be acquired by Great Elm Capital Corp. (the "Special Purpose Schedule of Investments"). The schedule is the responsibility of the Great Elm Capital Corp. management. Our responsibility is to express an opinion on this schedule based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule is free of material misstatement. MAST Funds is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the schedule. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of MAST Funds' internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedule, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the Special Purpose Schedule of Investments referred to above presents fairly, in all material respects, the investments to be acquired by Great Elm Capital Corp as of June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the Special Purpose Schedule of Investments, the accompanying Special Purpose Schedule of Investments to be acquired by Great Elm Capital Corp. was prepared based on the selected investments identified in Note 1 using the basis of presentation described in Note 2 and is not intended to be a complete presentation of the MAST Funds' investments.

/s/ Deloitte & Touche LLP

McLean, VA
September 22, 2016

MAST Credit Opportunities I Master Fund Ltd., MAST Admiral Master Fund, L.P. and MAST Select
Opportunities Master Fund, L.P.

Special Purpose Schedule of Investments
To be acquired by Great Elm Capital Corp.
As of June 30, 2016

Description	Industry	Type of Investment	Interest	Maturity	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Avanti Communications Group plc.(1)(2)	Wireless Telecommunications Services	Sr. Secured Notes	10.00%	10/1/2019	$75,035,357	$74,217,628	$56,276,518	62.53%
Everi Payments Inc	Hardware	Sr. Unsecured Notes	10.00%	1/15/2022	$12,289,000	$11,378,696	$10,261,315	11.40%
Optima Specialty Steel, Inc.	Metals and Mining	Sr. Secured Notes	12.50%	12/15/2016	$15,100,000	$15,120,264	$12,759,500	14.18%
Tallage Lincoln, LLC	Real Estate Services	Sr. Secured Term Loan	10.00%	5/21/2018	$481,772	$481,772	$481,772	0.54%
Tallage Adams, LLC	Real Estate Services	Sr. Secured Term Loan	10.00%	12/12/2016	$195,895	$195,895	$195,895	0.22%
Trilogy International Partners, LLC	Wireless Telecommunications Services	Sr. Secured Notes	13.375%	5/15/2019	$10,000,000	$9,900,000	$10,025,000	11.14%

Total Investments						$111,294,255	$90,000,000	100.00%

(1)
Non-qualifying asset under Section 55 of the Investment Company Act of 1940, as amended.

The accompanying notes are an integral part of this financial statement.

MAST Credit Opportunities I Master Fund Ltd., MAST Admiral Master Fund, L.P. and MAST Select Opportunities Master Fund, L.P.

Notes to the Special Purpose Schedule of Investments to be acquired by Great Elm Capital Corp.
As of June 30, 2016

1. Basis of Presentation

        On June 23, 2016, MAST Credit Opportunities I Master Fund Ltd., a Cayman Islands corporation, MAST Admiral Master Fund, L.P., a Cayman Islands limited partnership and MAST Select Opportunities Master Fund, L.P., a Cayman Islands limited partnership (collectively, the Funds), Great Elm Capital Corp., a Maryland corporation (GECC), and Great Elm Capital Group, Inc., a Delaware corporation (Great Elm Capital Group), entered into a Subscription Agreement (the Subscription Agreement).

        The Subscription Agreement contemplates, among other things, the acquisition of a portfolio of debt investments by GECC from the Funds. Such acquisition is to occur before the time of GECC's planned election to be regulated as a business development company under the Investment Company Act of 1940, as amended.

        The accompanying Special Purpose Schedule of Investments reflects the principal balance and fair values as of June 30, 2016 of the investments currently expected to be sold by the Funds to GECC pursuant to the Subscription Agreement. The Subscription Agreement contemplates the issuance by GECC of shares of GECC common stock in exchange for the assets sold by the Funds.

        The closing of the transactions contemplated by the Subscription Agreement is, among other things, conditioned upon the satisfaction or waiver of the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 23, 2016 (the Merger Agreement), by and between GECC and Full Circle Capital Corporation, a Maryland corporation (Full Circle).

        The actual number of shares to be issued by GECC to the Funds under the Subscription Agreement will be determined based upon fair market value (determined in the manner specified in the Subscription Agreement) as of the end of the month before mailing the proxy statement to Full Circle stockholders in respect of approval of the merger contemplated by the Merger Agreement. Accordingly the value of the investments contributed by the Funds will differ from the principal balances and fair values reported in the accompanying Special Purpose Schedule of Investments.

        The Subscription Agreement provides, among other things, that the Funds have the option to add additional amounts of the same investments as are in the accompanying Special Purpose Schedule of Investments such that the aggregate fair value of the portfolio as of the measurement date is in excess of $90 million. Subject to maintaining $90 million of fair value on the measurement date, the Funds have the right to receive all interest on the investments listed in the accompanying Special Purpose Schedule of Investments accrued before the closing of the transactions contemplated by the Subscription Agreement. The Subscription Agreement provides that any amounts received in respect to principal of the securities proceeds in the accompanying Special Purpose Schedule of Investments through the measurement date, may be retained by the Funds so long as the aggregate fair market value of the investments and retained cash exceeds $90 million on the measurement date. The Subscription Agreement provides that any amounts received in respect of principal between the measurement date and the closing of the transactions contemplated by the Subscription Agreement will be contributed by the Funds in the form of cash to GECC.

        There can be no assurance that the transactions contemplated by the Subscription Agreement will be consummated or that the investments ultimately acquired by GECC will not differ from the investments identified on the accompanying Special Purpose Schedule of Investments.

2. Summary of Significant Accounting Policies

        Basis of Presentation. The accompanying Special Purpose Schedule of Investments is expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

MAST Credit Opportunities I Master Fund Ltd., MAST Admiral Master Fund, L.P. and MAST Select Opportunities Master Fund, L.P.

Notes to the Special Purpose Schedule of Investments to be acquired by Great Elm Capital Corp.
As of June 30, 2016

2. Summary of Significant Accounting Policies—(continued)

        Use of Estimates. The preparation of the accompanying Special Purpose Schedule of Investments in conformity with GAAP requires estimates and assumptions to be made that affect the amounts disclosed in the accompanying Special Purpose Schedule of Investments. Actual results could differ from those estimates.

        Fair Value. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

        Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

        Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for investments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

        Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Funds' own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

3. Investment Valuations and Fair Value Measurements

Fair Value Measurements

        The investments listed in the accompanying Special Purpose Schedule of Investments were valued at fair value in accordance with the principles established by the Financial Accounting Standards Board's Accounting Standards Codification, Topic 820 Fair Value Measurements and Disclosure (ASC 820). ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation.

MAST Credit Opportunities I Master Fund Ltd., MAST Admiral Master Fund, L.P. and MAST Select Opportunities Master Fund, L.P.

Notes to the Special Purpose Schedule of Investments to be acquired by Great Elm Capital Corp.
As of June 30, 2016

3. Investment Valuations and Fair Value Measurements—(continued)

        The Funds' value their investments at fair value in accordance with GAAP, based upon the principles and methods of valuation set forth in policies adopted by their investment adviser. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

        Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued using the closing price on the date of valuation. Investments not listed on a recognized exchange or market quotation system, but for which reliable market quotations are readily available are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers.

        Investments for which market quotations are either not readily available or are determined to be unreliable are priced at fair value using affirmative valuations performed by independent valuation services. Such valuations are determined under a documented valuation policy.

        Pursuant to this policy, investment professionals of the Funds' advisor provide recent portfolio company financial statements and other reporting materials to independent valuation firms as applicable, which firms evaluate such materials along with relevant observable market data to conduct independent appraisals each quarter, and their valuation conclusions are documented and discussed with senior management of the Funds' investment adviser.

        Generally, to increase objectivity in valuing the investments, the Funds' investment adviser will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Funds' investment adviser's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Funds' investment adviser are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

        Fair valuations of investments are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, precedent transactions, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. Such information may include observed multiples of earnings and/or revenues at which transactions in securities of comparable companies occur, with appropriate adjustments for differences in company size, operations or other factors affecting comparability.

        The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. The discount rates used for such analyses reflect market yields for comparable investments, considering such factors as relative credit quality, capital structure, and other factors.

        In following these approaches, the types of factors that may be taken into account also include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, comparable costs of capital, the principal market in which the investment trades and enterprise values, among other factors.

MAST Credit Opportunities I Master Fund Ltd., MAST Admiral Master Fund, L.P. and MAST Select Opportunities Master Fund, L.P.

Notes to the Special Purpose Schedule of Investments to be acquired by Great Elm Capital Corp.
As of June 30, 2016

3. Investment Valuations and Fair Value Measurements—(continued)

        In determining fair value, the Funds use various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds and their investment manager. Unobservable inputs reflect the Funds' assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

        At June 30, 2016, the investments as appear in the accompanying Special Purpose Schedule of Investments were categorized as follows:

Level	Basis for Determining Fair Value	Corporate Debt
1	Quoted prices in active markets for identical assets	$0
2	Other direct and indirect observable market inputs	76,562,833
3	Independent third-party valuation sources that employ significant unobservable inputs	13,437,167
3	Advisor valuations with significant unobservable inputs	0
Total		$90,000,000

Security Transactions, Realized/Unrealized Gains or Losses

        Security transactions are recorded on a trade-date basis. Realized gains or losses from the repayment or sale of investments are measured using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and certain upfront loan origination fees. Changes in the fair value of investments are reported as a component of net change in unrealized appreciation (depreciation) on investments.

        Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. Purchased discount or premium are accreted/amortized into interest income over the life of the respective security using the effective interest method. Upon prepayment of a loan or debt security, any prepayment penalties and/or unamortized discounts are recorded as interest income.

        End-of-term payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. Interest is accrued during the life of the loan on the end-of-term payment on the effective interest method as non-cash income. The end-of-term payment generally ceases accruing to the extent the borrower is unable to pay the remaining principal and interest due.

Portfolio Composition

        Summaries of the composition of the investment portfolio at fair value and as a percentage of the total investment portfolio as of June 30, 2016 are shown in the following tables.

        The following table shows the fair value of the portfolio of investments by industry, and the percentage of the total investment portfolio as of June 30, 2016.

MAST Credit Opportunities I Master Fund Ltd., MAST Admiral Master Fund, L.P. and MAST Select Opportunities Master Fund, L.P.

Notes to the Special Purpose Schedule of Investments to be acquired by Great Elm Capital Corp.
As of June 30, 2016

3. Investment Valuations and Fair Value Measurements—(continued)

Industry Classification

	June 30, 2016
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Wireless Telecommunications Services	$66.3	73.67%
Metals and Mining	12.8	14.18%
Real Estate Services	0.7	0.75%
Hardware	10.3	11.40%

Total	$90.0	100.00%

Investment Type

        The following table shows the fair value of the portfolio of investments by investment type, and the percentage of the total investment portfolio as of June 30, 2016.

	June 30, 2016
Investment Type	Investment at Fair Value (in millions)	Percentage of Net Assets
Corporate Debt	90.0	100.00%

Total	$90.0	100.00%

Credit Risk

        The debt investments identified on the accompanying Special Purpose Schedule of Investments may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the value of these investments. In addition, the value of these investments may fluctuate as the general level of interest rates fluctuate.

Selection Risk

        The portfolio of investments was selected with a view to meeting the diversification requirements under the Investment Company Act of 1940, as amended, and qualification as a RIC for income tax purposes. The portfolio was selected by the manager of the MAST Funds and inasmuch as the portfolio constitutes a portion of the assets of each of the MAST Funds there is an inherent risk that the portfolio may not be the best performing assets in the MAST Funds' respective portfolios. The composition of the portfolio of investments is the result of negotiations between Full Circle and the MAST Funds investment manager.

4. Subsequent Events

        The Funds are unaware of any subsequent events that are required to be reflected in the accompanying balance sheet or that are required to be disclosed in these notes.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

		March 31, 2016	June 30, 2015
		(Unaudited)
Assets
Control Investments at Fair Value (Cost of $408,606 and $11,409,596, respectively)		$130,000	$5,812,064
Affiliate Investments at Fair Value (Cost of $20,003,978 and $24,434,726, respectively)		3,787,728	16,019,272
Non-Control/Non-Affiliate Investments at Fair Value (Cost of $98,216,482 and $136,351,581, respectively)		87,357,234	130,282,423

Total Investments at Fair Value (Cost of $118,629,066 and $172,195,903, respectively)	(NOTE 9)	91,274,962	152,113,759
Cash		19,778,639	3,736,563
Interest Receivable		1,098,038	1,903,606
Principal Receivable		27,578	23,287
Distributions Receivable		—	15,141
Due from Affiliates		246,929	605,749
Due from Portfolio Investments		256,340	180,300
Receivable on Open Swap Contract		—	1,081
Receivable for Investments Sold		2,849,194	—
Prepaid Expenses		148,547	66,105
Other Assets		28,483	1,483,578
Deferred Offering Expenses		367,807	328,168
Deferred Credit Facility Fees	(NOTE 8)	50,624	267,645

Total Assets		116,127,141	160,724,982

Liabilities
Due to Affiliates	(NOTE 5)	716,479	1,052,489
Accrued Liabilities		289,282	179,378
Deposit from Swap Counterparty		—	10,380,000
Payable for Investments Acquired		—	15,020,000
Distributions Payable		786,529	813,240
Interest Payable		45,062	57,605
Other Liabilities		187,826	305,957
Accrued Offering Expenses		—	7,258
Notes Payable 8.25% due June 30, 2020 (plus unamortized premium of $141,218 and $158,504 and less deferred debt issuance costs of $714,453 and $833,541, respectively)	(NOTE 8)	33,072,290	32,970,488

Total Liabilities		35,097,468	60,786,415

Commitments and contingencies	(NOTE 12)	—	—
Net Assets		$81,029,673	$99,938,567

Components of Net Assets
Common Stock, par value $0.01 per share (100,000,000 authorized; 22,472,243 and 23,235,430 issued and outstanding, respectively)		$224,722	$232,354
Paid-in Capital in Excess of Par		130,072,314	132,487,067
Distributions in Excess of Net Investment Income		(763,276)	(119,318)
Accumulated Net Realized Losses		(21,149,983)	(12,579,392)
Accumulated Net Unrealized Losses		(27,354,104)	(20,082,144)

Net Assets		$81,029,673	$99,938,567

Net Asset Value Per Share		$3.61	$4.30

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

		Three Months Ended March 31,		Nine Months Ended March 31,
		2016	2015	2016	2015
Investment Income
Interest Income from Non-Control/Non-Affiliate Investments		$3,164,723	$3,310,605	$9,804,079	$9,486,149
Interest Income from Affiliate Investments		143,205	629,108	1,093,647	1,835,289
Interest Income from Control Investments		134,619	317,431	464,244	1,280,177
Dividend Income from Control Investments		13,351	—	33,998	—
Other Income from Non-Control/Non-Affiliate Investments		119,661	19,148	1,696,484	524,990
Other Income from Affiliate Investments		933	625	4,314	94,667
Other Income from Control Investments		94,385	12,500	119,385	37,500
Other Income from Non-Investment Sources	(NOTE 5)	(880)	19,108	23,801	48,597

Total Investment Income		3,669,997	4,308,525	13,239,952	13,307,369

Operating Expenses
Management Fee		451,381	545,564	1,612,167	1,699,451
Incentive Fee		246,879	419,559	1,263,241	1,335,651

Total Advisory Fees	(NOTE 5)	698,260	965,123	2,875,408	3,035,102

Allocation of Overhead Expenses		58,161	53,511	166,183	127,028
Sub-Administration Fees		57,539	65,195	196,268	194,999
Officers' Compensation		76,306	75,913	228,919	227,739

Total Costs Incurred Under Administration Agreement	(NOTE 5)	192,006	194,619	591,370	549,766

Directors' Fees		34,750	49,750	119,250	138,446
Interest Expenses	(NOTE 8)	931,933	1,119,639	2,910,262	3,299,116
Professional Services Expense		218,058	149,698	771,583	509,292
Bank Fees		7,396	8,910	23,197	30,099
Other		118,845	142,326	414,686	402,720

Total Gross Operating Expenses		2,201,248	2,630,065	7,705,756	7,964,541
Fee Waivers and Expense Reimbursement	(NOTE 5)	(246,879)	(299,476)	(967,372)	(830,523)

Total Net Operating Expenses		1,954,369	2,330,589	6,738,384	7,134,018

Net Investment Income		1,715,628	1,977,936	6,501,568	6,173,351
Net Change in Unrealized Gain (Loss) on:
Investments		(4,446,098)	3,165,547	(7,271,960)	(6,474,247)
Open Swap Contract		1,650,000	—	—	—

Net Change in Unrealized Gain (Loss)		(2,796,098)	3,165,547	(7,271,960)	(6,474,247)

Net Realized Gain (Loss) on:
Non-Control/Non-Affiliate Investments		1,851,853	(3,458,023)	(2,607,787)	(4,186,132)
Affiliate Investments		(348,339)	44,461	1,363,984	44,461
Control Investments		661,613	(71,953)	(5,444,394)	(242,389)
Open Swap Contract		(2,085,281)	—	(1,882,293)	—
Foreign Currency Transactions		—	—	(101)	(1,248)

Net Realized Gain (Loss)		79,846	(3,485,515)	(8,570,591)	(4,385,308)

Net Increase (Decrease) in Net Assets Resulting from Operations		$(1,000,624)	$1,657,968	$(9,340,983)	$(4,686,204)

Earnings (Loss) per Common Share Basic and Diluted	(NOTE 4)	$(0.04)	$0.14	$(0.41)	$(0.39)
Net Investment Income per Common Share Basic and Diluted		$0.08	$0.17	$0.29	$0.52
Weighted Average Shares of Common Stock Outstanding Basic		22,472,243	11,949,034	22,726,053	11,925,027
Weighted Average Shares of Common Stock Outstanding Diluted		22,472,243	11,990,011	22,726,053	11,925,027

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Nine Months Ended March 31, 2016	Nine Months Ended March 31, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net Investment Income	$6,501,568	$6,173,351
Net Change in Unrealized Gain (Loss) on Investments and Open Swap Contract	(7,271,960)	(6,474,247)
Net Realized Gain (Loss) on:
Investments and Open Swap Contract	(8,570,490)	(4,384,060)
Foreign Currency Transactions	(101)	(1,248)

Net Realized Gain (Loss)	(8,570,591)	(4,385,308)

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,340,983)	(4,686,204)

Dividends from Net Investment Income	(6,501,568)	(6,173,351)
Distributions from Other Sources	(643,958)	(1,031,917)

Net Decrease in Net Assets Resulting from Distributions	(7,145,526)	(7,205,268)

Capital Share Transactions:
Repurchase of Common Stock Under Share Repurchase Program	(2,422,385)	—
Issuance of Common Stock	—	42,965,123
Less Offering Costs and Underwriting Fees	—	(1,405,988)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,422,385)	41,559,135

Total Increase (Decrease) in Net Assets	(18,908,894)	29,667,663
Net Assets at Beginning of Period	99,938,567	72,980,277

Net Assets at End of Period	$81,029,673	$102,647,940

Capital Share Activity:
Shares Repurchased Under Share Repurchase Program	(763,187)	—
Shares Issued	—	506,000
Shares Subscribed	—	11,205,921
Shares Outstanding at Beginning of Period	23,235,430	11,443,034

Shares Outstanding at End of Period	22,472,243	23,154,955

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Nine Months Ended March 31, 2016	Nine Months Ended March 31, 2015
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,340,983)	$(4,686,204)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (Used in) Operating Activities
Purchases of Investments	(79,350,361)	(89,325,596)
Increase in Investments Due to PIK	(110,997)	(302,030)
Proceeds from Sale or Refinancing of Investments and Open Swap Contract	125,735,984	108,972,116
Net Realized (Gain) Loss on:
Investments and Open Swap Contract	8,570,490	4,384,060
Foreign Currency Transactions	101	1,248
Net Change in Unrealized (Gain) Loss on Investments and Open Swap Contract	7,271,960	6,474,247
Amortization and Accretion of Fixed Income Premiums and Discounts	(1,278,380)	(994,995)
Amortization and Accretion of Deferred Debt Issuance Premiums and Costs	101,802	118,655
Amortization of Deferred Credit Facility Fees	217,021	202,719
Change in Operating Assets and Liabilities
Deposit with Broker	—	2,525,000
Interest Receivable	805,568	(578,827)
Principal Receivable	(4,291)	104,433
Distributions Receivable	15,141	—
Due from Affiliates	358,820	(345,350)
Due from Portfolio Investments	(76,040)	(16,623)
Receivable on Open Swap Contract	1,081	—
Receivable for Investments Sold	(2,849,194)	—
Prepaid Expenses	(82,442)	(78,233)
Other Assets	1,455,095	(570,642)
Due to Affiliates	(336,010)	91,668
Accrued Liabilities	109,904	(134,856)
Deposit from Swap Counterparty	(10,380,000)	—
Due to Broker	—	(25,000,221)
Payable for Investments Acquired	(15,020,000)	(24,900,172)
Interest Payable	(12,543)	46,270
Other Liabilities	(118,131)	(421,034)

Net Cash Provided by (Used in) Operating Activities	25,683,595	(24,434,367)

Cash Flows from Financing Activities:
Bank Overdraft	—	(821,316)
Borrowings Under Credit Facility	101,505,921	164,454,636
Payments Under Credit Facility	(101,505,921)	(145,682,539)
Distributions Paid to Shareholders	(7,172,237)	(7,171,366)
Deferred Credit Facility Fees	—	(93,122)
Payment of Offering Expenses and Underwriting Fees	(46,897)	(429,837)
Proceeds from Notes Payable	—	12,620,559
Proceeds from Issuance of Common Stock	—	3,744,399
Payment for Repurchase of Common Stock Under Share Repurchase Program	(2,422,385)	—

Net Cash Provided by (Used in) Financing Activities	(9,641,519)	26,621,414

Total Increase (Decrease) in Cash	16,042,076	2,187,047
Cash Balance at Beginning of Period	3,736,563	—

Cash Balance at End of Period	$19,778,639	$2,187,047

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)—(continued)

	Nine Months Ended March 31, 2016	Nine Months Ended March 31, 2015
Supplemental Disclosures of Non-Cash Operating Activities:
Exercise of General Cannabis Corp, formerly known as Advanced Cannabis Solutions, Inc., warrant into common stock	$—	$433,929
Supplemental Disclosures of Non-Cash Financing Activities:
Distributions Declared, Not Yet Paid	$786,529	$800,585
Accrued Offering Expenses	$—	$1,201,303
Stock Subscriptions Receivable	$—	$39,220,724
Supplemental Disclosure of Cash Flow Information:
Cash Paid During the Period for Interest	$2,603,982	$2,954,748

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2016

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Control Investments(3)
Texas Westchester Financial, LLC Consumer Financing	Limited Liability Company Interests^	9,278	$408,606	$130,000	0.16%

Total Control Investments			408,606	130,000	0.16%

Affiliate Investments(4)
Modular Process Control, LLC Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (one month LIBOR plus 13.50%, 14.50% floor), 3/28/2017(5)	$1,068,959	1,065,740	772,768	0.95%
	Senior Secured Term Loan, 15.50% (one month LIBOR plus 14.50%, 15.50% floor), 3/28/2017(5)	$4,900,000	4,759,936	—	—%
	Senior Secured Term Loan—Tranche 2, 18.00% (one month LIBOR plus 17.00%, 18.00% floor), 3/28/2017(5),**	$1,009,636	1,009,636	—	—%
	Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expires 3/28/2023^	1	288,000	—	—%

			7,123,312	772,768	0.95%

ProGrade Ammo Group, LLC Munitions	Senior Secured Revolving Loan, 9.44% (one month LIBOR plus 9.00%, 9.20% floor), 4/30/2016(5),^	$1,968,568	1,968,568	1,619,160	2.00%
	Senior Secured Term Loan, 16.44% (one month LIBOR plus 16.00%, 16.20% floor), 4/30/2016(5),^	$4,843,750	4,843,750	—	—%
	Warrants for 19.9% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018^	181,240	176,770	—	—%

			6,989,088	1,619,160	2.00%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(continued)
March 31, 2016

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Affiliate Investments (continued)
US Oilfield Company, LLC Oil and Gas Field Services	Senior Secured Revolving Loan, 12.44% (one month LIBOR plus 12.00%), 12/31/2017(5)	$350,277	$350,277	$339,663	0.42%
	Senior Secured Term Loan A, 12.44% (one month LIBOR plus 12.00%), 12/31/2017(5)	$861,728	856,358	163,039	0.20%
	Senior Secured Term Loan B, 12.44% (one month LIBOR plus 12.00%), 12/31/2017(5)	$4,720,391	4,684,943	893,098	1.10%
	Warrant for 7.625% of the outstanding Class A voting LLC interests (strike price $0.01), expires 8/13/2024^	1	—	—	—%
	Warrants for 4.788% of the outstanding Class B non-voting LLC interests (strike price $0.01), expire 8/13/2024^	4	—	—	—%
			5,891,578	1,395,800	1.72%

Total Affiliate Investments			20,003,978	3,787,728	4.67%

Other Investments
310E53RD, LLC Real Estate Holding Company	Senior Secured Term Loan, 10.44% (one month LIBOR plus 10.00%, 10.15% floor, 16.00% cap) 7/1/2017	$6,000,000	5,920,179	5,920,179	7.31%
Ads Direct Media, Inc. Internet Advertising	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.00%, 13.50% floor) 10/9/2017(5)	$1,932,468	1,918,736	412,208	0.51%
	Warrant for 3.25% of outstanding LLC interests (strike price $0.01) expires 10/9/2024^	1	—	—	—%

			1,918,736	412,208	0.51%

AP Gaming I, LLC Gambling Machine Manufacturer	Senior Secured Term Loan, 9.25% (one month LIBOR plus 8.25%, 9.25% floor) 12/20/2020	$3,959,494	3,924,215	3,702,127	4.57%
Aptean, Inc Enterprise Software Company	Unfunded Revolving Loan, 4.19% (one month LIBOR plus 3.75%) (purchased with an 11.0% netback) 2/26/2019(6)	$7,500,000	(754,465)	(791,965)	(0.98)%
Attention Transit Advertising Systems, LLC Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	$1,741,219	1,741,219	1,853,122	2.29%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(continued)
March 31, 2016

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
Background Images, Inc. Equipment Rental Services	Senior Secured Term Loan—Term A, 14.94% (one month LIBOR plus 14.50%), 9/1/2016(5)	$121,127	$121,127	$136,304	0.17%
	Senior Secured Term Loan—Term B, 16.69% (one month LIBOR plus 16.25%), 9/1/2016(5)	$446,465	446,465	455,037	0.56%

			567,592	591,341	0.73%

Bioventus, LLC Specialty Pharmaceuticals	Subordinated Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 4/10/2020	$6,000,000	5,951,402	5,880,000	7.26%
Davidzon Radio, Inc. Radio Broadcasting	Senior Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 3/31/2020	$10,431,815	8,815,419	9,476,956	11.70%
Fuse, LLC Television Programming	Senior Secured Note, 10.375%, 7/1/2019	$7,000,000	7,034,675	5,285,000	6.52%
GC Pivotal, LLC Data Connectivity Services Company	Unsecured Notes, 11.00%, 12/31/2020	$3,164,000	3,171,132	3,081,947	3.80%
General Cannabis Corp. Non-Residential Property Owner	Common Stock^	25,000	113,214	15,250	0.02%
GW Power, LLC and Greenwood Fuels WI, LLC Electric Services	Senior Secured Term Loan, 12.44% (one month LIBOR plus 12.00%, 12.16% floor), 5/4/2016	$1,570,388	1,570,344	1,562,065	1.93%
Infinite Aegis Group, LLC Healthcare Billing and Collections	Warrant for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expires 8/1/2023^	1	107,349	—	—%
JN Medical Corporation Biological Products	Senior Secured Term Loan, 11.44%, (one month LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	$3,500,000	3,494,622	3,479,583	4.29%
Luling Lodging, LLC Hotel Operator	Senior Secured Term Loan, 12.44% (one month LIBOR plus 12.00%, 12.25% floor), 12/17/2017	$4,500,000	4,472,610	3,400,650	4.20%
OPS Acquisitions Limited and Ocean Protection Services Limited* Maritime Security Services	Senior Secured Term Loan, 12.50%, (one month LIBOR plus 12.00%, 12.50% floor), 3/4/2017	$4,858,793	4,742,009	4,801,923	5.93%
PEAKS Trust 2009-1* Consumer Financing	Senior Secured Term Loan, 7.50%, (one month LIBOR plus 5.50%, 7.50% floor), 1/27/2020	$2,406,498	2,101,122	1,822,922	2.24%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(continued)
March 31, 2016

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
PR Wireless, Inc. Wireless Communications	Senior Secured Term Loan, 10.00%, (one month LIBOR plus 9.00%, 10.00% floor), 6/27/2020	$8,351,250	$7,743,788	$7,516,125	9.27%
	Warrant for 101 shares (at a $0.01 strike price), expires 6/27/2024^	1	634,145	209,844	0.26%

			8,377,933	7,725,969	9.53%

Pristine Environments, Inc. Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 14.94% (one month LIBOR plus 14.50%, 11.70% floor), 3/31/2017	$5,847,111	5,847,111	5,871,474	7.25%
	Senior Secured Term Loan A, 15.94% (one month LIBOR plus 15.50%, 12.70% floor), 3/31/2017	$1,487,063	1,483,856	1,495,737	1.85%
	Senior Secured Term Loan B, 15.94% (one month LIBOR plus 15.50%, 12.70% floor), 3/31/2017	$2,843,750	2,816,242	2,857,495	3.52%

			10,147,209	10,224,706	12.62%

RiceBran Technologies Corporation Grain Mill Products	Senior Secured Revolving Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor, 12.00% cap), 6/1/2018	$1,630,230	1,583,231	1,556,870	1.92%
	Senior Secured Term Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor, 12.00% cap), 6/1/2018	$1,500,000	1,429,009	1,437,500	1.77%
	Warrants for 300,000 shares (at a $5.25 strike price), expire 5/12/2020^	300,000	39,368	22,500	0.03%

			3,051,608	3,016,870	3.72%

Sundberg America, LLC et al. Appliance Parts Distributor	Senior Secured Notes, 9.50%, 4/30/2020	$7,761,802	7,726,629	7,761,802	9.58%
The Finance Company, LLC Consumer Financing	Senior Secured Revolving Loan, 13.25% (one month LIBOR plus 12.75%, 13.25% floor), 3/31/2018	$2,077,669	2,077,669	2,075,937	2.56%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(continued)
March 31, 2016

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
The Selling Source, LLC Information and Data Services	Senior Secured Term Loan, 17.00%, 12/31/2017**	$4,743,971	$3,949,016	$3,775,569	4.66%
US Shale Solutions, Inc. Oil and Gas Field Services	Senior Secured Term Loan, 10.00%, 9/15/2018	$1,084,337	1,084,337	1,084,337	1.34%
	Subordinated Secured Term Loan, 12.00%, 9/15/2019	$2,584,968	2,584,968	1,198,736	1.48%
	Limited Liability Company Interests(7),^	15,079	4,325,739	—	—%

			7,995,044	2,283,073	2.82%

Total Other Investments			98,216,482	87,357,234	107.81%

Total Investments			$118,629,066	$91,274,962	112.64%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(continued)
March 31, 2016

The following tables show the fair value of our portfolio of investments by geography and industry as of March 31, 2016.

	March 31, 2016
Geography	Investment at Fair Value (in millions)	Percentage of Net Assets
United States	$86.5	106.71%
United Kingdom	4.8	5.93

Total	$91.3	112.64%

	March 31, 2016
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Building Cleaning and Maintenance Services	$10.2	12.62%
Radio Broadcasting	9.5	11.70
Appliance Parts Distributor	7.7	9.58
Wireless Communications	7.7	9.53
Real Estate Holdings Company	5.9	7.30
Specialty Pharmaceuticals	5.9	7.26
Television Programming	5.3	6.52
Maritime Security Services	4.8	5.93
Consumer Financing	4.0	4.97
Information and Data Services	3.8	4.66
Gambling Machine Manufacturer	3.7	4.57
Oil and Gas Field Services	3.7	4.54
Biological Products	3.5	4.29
Hotel Operator	3.4	4.20
Data Connectivity Service Company	3.1	3.80
Grain Mill Products	3.0	3.72
Outdoor Advertising Services	1.9	2.29
Munitions	1.6	2.00
Electric Services	1.6	1.93
Energy Efficiency Services	0.8	0.95
Equipment Rental Services	0.6	0.73
Internet Advertising	0.4	0.51
Non-Residential Property Owner	0.0	0.02
Healthcare Billing and Collections	—	—
Enterprise Software Company	(0.8)	(0.98)

Total	$91.3	112.64%

(1)
The Company's investments are acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act of 1933.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(continued)
March 31, 2016

(2)
A majority of the Company's variable rate debt investments bear interest at a rate that is determined by reference to LIBOR ("London Interbank Offered Rate") or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, the Company has provided the interest rate in effect as of March 31, 2016. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.

(3)
"Control Investments" are investments in those companies that are "Control Investments" of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a "Control Investment" of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.

(4)
"Affiliate Investments" are investments in those companies that are "Affiliated Companies" of the Company, as defined in the Investment Company Act of 1940, which are not "Control Investments." A company is deemed to be an "Affiliate" of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.

(5)
Investments were on non-accrual status as of March 31, 2016.

(6)
The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future. The cost basis of the loan reflects the unamortized portion of the "netback" received on the settlement date when the Company acquired the commitment.

(7)
Full Circle Capital Corporation's equity investment in US Shale Solutions, Inc. is held through its wholly owned subsidiary FC Shale Inc.

*
Indicates assets that the Company believes do not represent "qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. Of the Company's total assets, 5.7% are non-qualifying assets.

**
Security pays all or a portion of its interest in kind.

^
Security is a nonincome-producing security.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Control Investments(3)
Takoda Resources Inc.* Geophysical Surveying and Mapping Services	Senior Secured Term Loan, 16.00%, 4/1/2016(9)	$3,054,532	$3,054,532	$161,585	0.16%
	Common Stock^,(5)	749	—	—	—%

			3,054,532	161,585	0.16%

Texas Westchester Financial, LLC Consumer Financing	Limited Liability Company Interests^	9,278	491,713	177,500	0.18%
The Finance Company, LLC Consumer Financing	Senior Secured Term Loan, 15.00% (one month LIBOR plus 14.25%, 15.00% floor), 9/30/2015	$4,195,915	4,187,977	4,204,167	4.21%
	Limited Liability Company Interests	50	140,414	802,027	0.80%

			4,328,391	5,006,194	5.01%

TransAmerican Asset Servicing Group, LLC Asset Recovery Services	Senior Secured Revolving Loan, 12.00%, 7/25/2016(9)	$3,563,246	3,534,960	466,785	0.47%
	Limited Liability Company Interests^,(6)	75	—	—	—%

			3,534,960	466,785	0.47%

Total Control Investments			11,409,596	5,812,064	5.82%

Affiliate Investments(4)
Modular Process Control, LLC Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (one month LIBOR plus 13.50%, 14.50% floor), 3/28/2017	$1,297,884	1,294,200	1,175,320	1.18%
	Senior Secured Term Loan, 15.50% (one month LIBOR plus 14.50%, 15.50% floor), 3/28/2017	$4,900,000	4,743,125	2,296,957	2.30%
	Senior Secured Term Loan—Tranche 2, 18.00% (one month LIBOR plus 17.00%, 18.00% floor), 3/28/2017**	$953,143	953,143	191,550	0.19%
	Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expires 3/28/2023^	1	288,000	—	—%

			7,278,468	3,663,827	3.67%

ProGrade Ammo Group, LLC Munitions	Senior Secured Revolving Loan, 9.19% (one month LIBOR plus 9.00%, 9.19% floor), 3/30/2016(9)	$1,821,447	1,821,447	1,821,447	1.82%
	Senior Secured Term Loan, 16.19% (one month LIBOR plus 16.00%, 16.19% floor), 3/30/2016(9)	$4,843,750	4,843,750	768,862	0.77%
	Warrants for 19.9% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018^	181,240	176,770	—	—%

			6,841,967	2,590,309	2.59%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(continued)
June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Affiliate Investments (continued)
SOLEX Fine Foods, LLC; Catsmo, LLC Food Distributors and Wholesalers	Senior Secured Term Loan, 12.33% (one month LIBOR plus 12.14%), 12/28/2016	$3,861,696	$3,814,813	$3,832,347	3.83%
	Limited Liability Company Interests^,(7)	1	290,284	—	—%
	Warrants for 1.6% of the outstanding LLC interests (strike price $0.01), expire 12/31/2022^,(7)	1	58,055	—	—%

			4,163,152	3,832,347	3.83%

US Oilfield Company, LLC Oil and Gas Field Services	Senior Secured Revolving Loan, 12.69% (one month LIBOR plus 12.50%), 8/13/2017	$545,118	545,118	545,118	0.55%
	Senior Secured Term Loan A, 12.69% (one month LIBOR plus 12.50%), 8/13/2017	$854,167	847,155	840,415	0.84%
	Senior Secured Term Loan B, 12.69% (one month LIBOR plus 12.50%), 8/13/2017	$4,368,132	4,328,366	4,297,805	4.30%
	Warrant for 7.625% of the outstanding Class A voting LLC interests (strike price $0.01), expires 8/13/2024^	1	—	—	—%
	Warrants for 1.824% of the outstanding Class B non-voting LLC interests (strike price $0.01), expires 8/13/2024^	2	—	—	—

			5,720,639	5,683,338	5.69%

West World Media, LLC Information and Data Services	Limited Liability Company Interests^,(8)	148,326	430,500	249,451	0.25%

Total Affiliate Investments			24,434,726	16,019,272	16.03%

Other Investments
Ads Direct Media, Inc. Internet Advertising	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.00%, 13.50% floor) 10/9/2017	$2,406,250	2,387,763	2,392,294	2.39%
	Warrant for 3.25% of outstanding LLC interests (strike price $0.01) expires 10/9/2024^	1	—	—	—%

			2,387,763	2,392,294	2.39%

AP Gaming I, LLC Gambling Machine Manufacturer	Unfunded Revolving Loan, 8.25%, 12/20/2018(10)	$—	(146,988)	(146,988)	(0.15)%
	Senior Secured Term Loan, 9.25% (one month LIBOR plus 8.25%, 9.25% floor) 12/20/2020	$3,989,873	3,950,167	3,950,167	3.95%

			3,803,179	3,803,179	3.80%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(continued)
June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
Attention Transit Advertising Systems, LLC Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	$1,915,341	$1,915,341	$1,979,058	1.98%
Background Images, Inc. Equipment Rental Services	Senior Secured Term Loan—Term A, 14.69% (one month LIBOR plus 14.50%), 7/31/2015	$132,866	132,866	146,525	0.15%
	Senior Secured Term Loan—Term B, 16.44% (one month LIBOR plus 16.25%), 7/31/2015	$485,725	485,725	493,449	0.49%

			618,591	639,974	0.64%

Bioventus, LLC Specialty Pharmaceuticals	Subordinated Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 4/10/2020	$6,000,000	5,944,426	5,970,000	5.97%
Butler Burgher Group, LLC Real Estate Management Services	Senior Secured Revolving Loan, 13.50% (one month LIBOR plus 13.25%, 13.50% floor), 6/30/2017	$750,000	745,237	800,000	0.80%
	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.25%, 13.50% floor), 6/30/2017	$7,349,264	7,302,515	7,716,728	7.72%

			8,047,752	8,516,728	8.52%

Davidzon Radio, Inc. Radio Broadcasting	Senior Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 3/31/2020	$10,897,013	8,991,089	9,262,098	9.27%
Fuse, LLC Television Programming	Senior Secured Note, 10.375%, 7/1/2019	$7,000,000	7,041,962	5,775,000	5.78%
GC Pivotal, LLC Data Connectivity Services Company	Unsecured Notes, 11.00%, 12/31/2020	$3,164,000	3,171,910	3,171,910	3.17%
General Cannabis Corp. Non-Residential Property Owner	Common Stock^	654,409	515,094	1,308,818	1.31%
GK Holdings Inc. IT and Business Skill Training	Subordinated Secured Term Loan, 10.50% (one month LIBOR plus 9.50%, 10.50% floor), 1/20/2022	$2,000,000	1,962,074	1,980,000	1.98%
Good Technology Corporation Mobile Device Management	Senior Secured Note, 5.00%, 10/1/2017	$10,000,000	8,201,173	8,845,667	8.85%
	Warrants for 203.252 shares (at a $4.92 strike price), expire 9/30/2018^	10,000	2,289,400	2,289,400	2.29%

			10,490,573	11,135,067	11.14%

Granite Ridge Energy, LLC Power Generation	Common Stock^	60,000	12,975,000	12,975,000	12.98%
GW Power, LLC and Greenwood Fuels WI, LLC Electric Services	Senior Secured Term Loan, 12.19% (one month LIBOR plus 12.00%, 12.16% floor), 3/31/2016	$5,320,388	5,299,835	5,255,480	5.26%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(continued)
June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
Infinite Aegis Group, LLC Healthcare Billing and Collections	Warrant for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expires 8/1/2023^	1	$107,349	$—	—%
JN Medical Corporation Biological Products	Senior Secured Term Loan, 11.25%, (one month LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	$3,500,000	3,481,766	3,449,367	3.45%
Lee Enterprises, Incorporated Daily and Weekly Newspaper Publisher	Senior Secured Notes, 9.50%, 3/15/2022	$2,000,000	2,045,000	2,045,000	2.05%
Luling Lodging, LLC Hotel Operator	Senior Secured Term Loan, 12.25% (one month LIBOR plus 12.00%, 12.25% floor), 12/17/2017	$4,500,000	4,463,119	4,303,650	4.31%
Medinet Investments, LLC Medical Liability Claims Factoring	Senior Secured Revolving Loan, 13.50%, (one month LIBOR plus 13.00%, 13.50% floor), 7/23/2017	$188,313	183,211	103,083	0.10%
New Media West, LLC Cable TV/Broadband Services	Senior Secured Term Loan, 9.00%, 12/31/2017(9)	$3,811,681	3,811,681	—	—%
OPS Acquisitions Limited and Ocean Protection Services Limited* Maritime Security Services	Senior Secured Term Loan, 12.50%, (one month LIBOR plus 12.00%, 12.50% floor), 3/4/2017	$5,950,000	5,913,412	5,968,246	5.97%
PEAKS Trust 2009-1* Consumer Financing	Senior Secured Term Loan, 7.50%, (one month LIBOR plus 5.50%, 7.50% floor), 1/27/2020	$3,450,828	2,947,443	2,705,449	2.71%
PR Wireless, Inc. Wireless Communications	Senior Secured Term Loan, 10.00%, (one month LIBOR plus 9.00%, 10.00% floor), 6/27/2020	$8,415,000	7,618,897	7,573,500	7.58%
	Warrant for 101 shares (at a $0.01 strike price), expires 6/27/2024^	1	634,145	378,675	0.38%

			8,253,042	7,952,175	7.96%

Pristine Environments, Inc. Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 11.70% (one month LIBOR plus 11.50%, 11.70% floor), 3/31/2017	$5,614,310	5,614,310	5,863,211	5.87%
	Senior Secured Term Loan A, 12.70% (one month LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$1,607,656	1,602,678	1,685,037	1.69%
	Senior Secured Term Loan B, 12.70% (one month LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$3,026,563	2,979,285	3,172,039	3.17%

			10,196,273	10,720,287	10.73%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(continued)
June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
RiceBran Technologies Corporation Grain Mill Products	Senior Secured Revolving Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor), 6/1/2018	$1,000,000	$939,362	$939,362	0.94%
	Senior Secured Term Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor), 6/1/2018	$2,500,000	2,348,330	2,348,330	2.35%
	Warrants for 300,000 (at a $5.25 strike price), expires 5/12/2020^	300,000	39,368	27,000	0.03%

			3,327,060	3,314,692	3.32%

Sundberg America, LLC et al. Appliance Parts Distributor	Senior Secured Notes, 9.50%, 4/30/2020	$8,000,000	7,960,112	7,960,112	7.97%
The Selling Source, LLC Information and Data Services	Senior Secured Term Loan, 15.00%, 12/31/2017**	$3,869,881	3,855,453	3,140,666	3.14%
US Shale Solutions, Inc. Oil and Gas Field Services	Senior Secured Note, 12.50%, 9/1/2017(9)	$9,000,000	6,641,957	4,455,000	4.46%
	Warrants for 2.78 shares (at a $0.01 strike price), expire 9/1/2024^	9,000	114	90	0.00%

			6,642,071	4,455,090	4.46%

Total Other Investments			136,351,581	130,282,423	130.36%

Total Investments			$172,195,903	$152,113,759	152.21%

Counterparty	Instrument	# of Contracts	Notional	Cost	Fair Value	% of Net Asset Value
Open Swap Contract
Reef Road Master Fund, Ltd.	Total Return Swap, Pay Total Return on 60,000 shares of Granite Ridge Energy, LLC, Receive 3.00% Fixed Rate, expires June 29, 2016	1	$12,975,000	$—	$—	—%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(continued)

June 30, 2015

        The following tables show the fair value of our portfolio of investments by geography and industry as of June 30, 2015.

	June 30, 2015
Geography	Investment at Fair Value (in millions)	Percentage of Net Assets
United States	$145.9	146.08%
United Kingdom	6.0	5.97
Canada	0.2	0.16

Total	$152.1	152.21%

	June 30, 2015
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Power Generation	$13.0	12.98%
Mobile Device Management	11.1	11.14
Building Cleaning and Maintenance Services	10.7	10.73
Oil and Gas Field Services	10.1	10.14
Radio Broadcasting	9.3	9.27
Real Estate Management Services	8.5	8.52
Appliance Parts Distributor	8.0	7.97
Wireless Communications	8.0	7.96
Consumer Financing	7.9	7.90
Specialty Pharmaceuticals	6.0	5.97
Maritime Security Services	6.0	5.97
Television Programming	5.8	5.78
Electric Services	5.2	5.26
Hotel Operator	4.3	4.31
Food Distributors and Wholesalers	3.8	3.83
Gambling Machine Manufacturer	3.8	3.81
Energy Efficiency Services	3.6	3.67
Biological Products	3.4	3.45
Information and Data Services	3.4	3.39
Grain Mill Products	3.3	3.32
Data Connectivity Service Company	3.2	3.17
Munitions	2.6	2.59
Internet Advertising	2.4	2.39
Daily and Weekly Newspaper Publisher	2.0	2.05
IT and Business Skill Training	2.0	1.98

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(continued)

June 30, 2015

	June 30, 2015
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Outdoor Advertising Services	2.0	1.98
Non-Residential Property Owner	1.3	1.31
Equipment Rental Services	0.6	0.64
Asset Recovery Services	0.5	0.47
Geophysical Surveying and Mapping Services	0.2	0.16
Medical Liability Claims Factoring	0.1	0.10
Cable TV/Broadband Services	—	—

Total	$152.1	152.21%

(1)
The Company's investments are acquired in private transactions exempt from registration under the Securities Act of 1933 and, therefore, are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act of 1933.

(2)
A majority of the Company's variable rate debt investments bear interest at a rate that is determined by reference to LIBOR ("London Interbank Offered Rate") or the U.S. prime rate, and which is reset daily, monthly, quarterly or semiannually. For each debt investment, the Company has provided the interest rate in effect as of June 30, 2015. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.

(3)
"Control Investments" are investments in those companies that are "Control Investments" of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a "Control Investment" of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.

(4)
"Affiliate Investments" are investments in those companies that are "Affiliated Companies" of the Company, as defined in the Investment Company Act of 1940, which are not "Control Investments." A company is deemed to be an "Affiliate" of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.

(5)
Full Circle Capital Corporation's equity investment in Takoda Resources Inc. is held through its wholly owned subsidiary FC Takoda Holdings, LLC.

(6)
Full Circle Capital Corporation's equity investment in TransAmerican Asset Servicing Group, LLC is held through its wholly owned subsidiary TransAmerican Asset Servicing Group, Inc.

(7)
Full Circle Capital Corporation's equity investments in SOLEX Fine Foods, LLC; Catsmo, LLC are held through its wholly owned subsidiary FC New Specialty Foods, Inc.

(8)
A portion of Full Circle Capital Corporation's investment in West World Media, LLC is held through its wholly owned subsidiary Full Circle West, Inc. The remainder of the LLC interests are held directly by Full Circle Capital Corporation.

(9)
Investments were on non-accrual status as of June 30, 2015.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(continued)

June 30, 2015

(10)
The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future.

*
Indicates assets that the Company believes do not represent "qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.

**
Security pays all or a portion of its interest in kind.

^
Security is a nonincome-producing security.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 1. Organization

        References herein to "we", "us" or "our" refer to Full Circle Capital Corporation and Subsidiaries ("Full Circle Capital" or the "Company") unless the context specifically requires otherwise.

        We were formed as Full Circle Capital Corporation, a Maryland corporation, on April 16, 2010 and were funded in an initial public offering, or IPO, completed on August 31, 2010. We are a non-diversified, closed-end investment company that has filed an election to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have elected to be treated, and expect to continue to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. We invest primarily in senior secured term debt issued by lower middle-market and middle-market companies. Our investment objective is to generate both current income and capital appreciation through debt and equity investments.

Note 2. Significant Accounting Policies

Use of Estimates and Basis of Presentation

        The preparation of the accompanying Consolidated Financial Statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ materially.

        Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending June 30, 2016.

        The June 30, 2015 and March 31, 2015 Consolidated Financial Statements were reclassified in order to be consistent with the new format used for the March 31, 2016 Consolidated Financial Statements.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright, or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities owned by another company or person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments, such as limited partnerships or private companies, are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 2. Significant Accounting Policies—(continued)

investments sold and payables for investments acquired, respectively, in the Consolidated Statements of Assets and Liabilities.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are generally precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our Consolidated Financial Statements include our accounts and the accounts of Full Circle West, Inc., FC New Media, Inc., TransAmerican Asset Servicing Group, Inc., FC New Specialty Foods, Inc., FC Shale Inc., and FC Takoda Holdings, LLC, our wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Valuation of Investments

        In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

        Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are not considered to be the best estimate of fair value are valued at fair value as determined in good faith by the Company's board of directors (the "Board"). Because the Company expects that there will not be a readily available market value for many of the investments in the Company's portfolio, it is expected that many of the Company's portfolio investments' values will be determined in good faith by the Board in accordance with a documented valuation policy that has been reviewed and approved by the Board and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        In determining fair value, the Board uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

        Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Board's assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

        Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Board or the Audit Committee of the Board (the "Audit Committee"), does not represent fair value, are valued as follows:

  1.
  The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals at Full Circle Advisors, LLC (the "Adviser") who are responsible for the portfolio investment;

  2.
  Preliminary valuation conclusions are then documented and discussed with the Company's senior management. Independent third-party valuation firms are engaged by, or on behalf of, the Audit Committee to conduct independent appraisals or review management's preliminary valuations or make their own independent assessment, for certain assets;

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 2. Significant Accounting Policies—(continued)

  3.
  The Audit Committee discusses valuations and recommends the fair value of each investment in the portfolio in good faith based on the input of the Company and, where appropriate, the independent valuation firms; and

  4.
  The Board then discusses the recommended valuations and determines in good faith the fair value of each investment in the portfolio based upon input from the Company's senior management, estimates from the independent valuation firms and the recommendations of the Audit Committee.

        GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

  Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

        Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

  Senior and Subordinated Loans

        The Company's portfolio consists primarily of private debt instruments such as senior and subordinated loans. Investments for which market quotations are readily available ("Level 2 Debt") are generally valued using

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 2. Significant Accounting Policies—(continued)

market quotations, which are generally obtained from an independent pricing service or broker-dealers. For other debt investments ("Level 3 Debt"), market quotations are not available and other techniques are used to determine fair value. The Company considers its Level 3 Debt to be performing if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 Debt, the Board considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions, success and prepayment fees, and other relevant factors, both qualitative and quantitative. In the event that a Level 3 Debt instrument is not performing, as defined above, the Board may evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 Debt instrument.

        This evaluation will be updated no less than quarterly for Level 3 Debt instruments that are not performing, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by management and the Board.

  Investments in Private Companies

        The Board determines the fair value of its investments in private companies where no market quotations are readily available ("Level 3 Private Companies") by incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, including work performed by third-party valuation agents. The Level 3 Private Companies investments can include limited liability company interests, common stock and other equity investments. These nonpublic investments are included in Level 3 of the fair value hierarchy.

  Warrants

        The Board ascribes value to warrants based on fair value analyses that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

  Publicly Traded Common Stock

        Publicly traded common stock in an active market ("Level 1 Common Stock") is valued based on unadjusted quoted prices in active markets for identical Level 1 Common Stock that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 Common Stock.

  Swap Contracts

        Derivative financial instruments such as swap contracts are valued based on discounted cash flow models and options pricing models, as appropriate. Models use observable data to the extent practicable. However, areas such as credit risk (both our own and that of the counterparty), volatilities and correlations require management to make estimates. Changes in assumptions about these factors could affect the reported fair value of derivative financial instruments at the valuation date.

        The Company's accounting policy is to not offset fair value amounts recognized for derivative financial instruments. The related assets and liabilities are presented gross in the Consolidated Statements of Assets and Liabilities. Any cash collateral payables or receivables associated with these instruments are not added to or netted against the fair value amounts of the derivative financial instruments.

        All derivative financial instruments are carried in assets when amounts are receivable by the Company and in liabilities when amounts are payable by the Company. During the period a contract is open, changes in the value of

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 2. Significant Accounting Policies—(continued)

the contracts are recognized as unrealized appreciation or depreciation to reflect the fair value of the contract at the reporting date. When the contracts settle, mature, terminate, or are otherwise closed, the Company records realized gains or losses equal to the difference between the proceeds from (or cost of) the close-out of the contracts and the original contract price. Additionally, the Company records realized gains (losses) on open swap contracts when periodic payments are received or made at the end of each measurement period.

  Fair Value of Financial Instruments

        The carrying amounts of the Company's financial instruments, including cash and accrued liabilities, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company's long-term obligations are disclosed in Note 8.

Cash

        The Company places its cash with Santander Bank, N.A. ("Santander Bank") and, at times, cash held in such accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company believes that Santander Bank is a high credit quality financial institution and that the risk of loss associated with any uninsured balances is remote. The Company may invest a portion of its cash in money market funds, within the limitations of the 1940 Act.

Revenue Recognition

        Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with senior and subordinated secured loans are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a senior or subordinated secured loan, any unamortized loan origination, closing and/or commitment fees are recorded as interest income. Generally, when a payment default occurs on a loan in the portfolio, or if the Company otherwise believes that the issuer of the loan will not be able to make contractual interest payments, the Company may place the loan on non-accrual status and cease recognizing interest income on the loan until all principal and interest is current through payment, or until a restructuring occurs, and the interest income is deemed to be collectible. The Company may make exceptions to this policy if a loan has sufficient collateral value and is in the process of collection or is viewed to be able to pay all amounts due if the loan were to be collected on through an investment in or sale of the business, the sale of the assets of the business, or some portion or combination thereof.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees, excess deal deposits, prepayment fees and similar fees are recognized as Other Income from Investments as earned, usually when received, and are non-recurring in nature. Other fee income, including administrative and unused line fees, is included in Other Income from Investments. Income from such sources was $214,979 and $32,273 for the three months ended March 31, 2016 and 2015, respectively, and $1,820,183 and $657,157 for the nine months ended March 31, 2016 and 2015, respectively. Management fee income is included in Other Income from Non-Investment Sources. During the three months ended March 31, 2016, the Company earned $3,820 and waived $3,940 of management fee income. For the nine months ended March 31, 2016, the Company earned $33,847 and waived $10,046 of management fee income. Management fee income for the three and nine months ended March 31, 2015 was $19,108 and $48,597, respectively. There was no management fee income waived for the three or nine months ended March 31, 2015.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 2. Significant Accounting Policies—(continued)

Change in unrealized gain (loss) on investments

        Net change in unrealized appreciation or depreciation recorded on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

        From time to time, the Company may enter into a new transaction with a portfolio company as a result of the sale, merger, foreclosure, bankruptcy or other corporate event involving the portfolio company. In such cases, the Company may receive newly issued notes, securities and/or other consideration in exchange for, or resulting from, the cancellation of the instruments previously held by the Company with regard to that portfolio company. In such cases, the Company may experience a realized loss on the instrument being sold or cancelled, and, concurrently, an elimination of any previously recognized unrealized losses on the portfolio investment. Such elimination of unrealized loss is included on the Consolidated Statements of Operations as an increase in the Net Change in Unrealized Gain (Loss) on Investments.

Federal and State Income Taxes

        The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income ("ICTI") including payment-in-kind ("PIK") interest, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed prior to the 15th day of the ninth month after the tax year-end.

        If we do not distribute (or are not deemed to have distributed) each calendar year sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Minimum Distribution Amount"), we will generally be required to pay an excise tax equal to 4% of the amount by the which Minimum Distribution Amount exceeds the distributions for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Distributions

        Distributions to common stockholders are recorded on the ex-dividend date. The amounts, if any, of our monthly distributions are approved by our Board each quarter and are generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Guarantees and Indemnification Agreements

        We follow ASC Topic 460—Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("ASC 460"). The application of ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual Consolidated Financial Statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees. ASC 460 did not have a material effect on the Consolidated Financial Statements. Refer to Note 5 for further discussion of guarantees and indemnification agreements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 2. Significant Accounting Policies—(continued)

Per Share Information

        Basic and diluted earnings (loss) per common share is calculated using the weighted average number of common shares outstanding for the period presented. For the three and nine months ended March 31, 2016 and 2015, basic and diluted earnings (loss) per share, were the same because there are no potentially dilutive securities outstanding.

Organizational Expenses and Offering Costs

        The Company did not incur organizational expenses for the three or nine months ended March 31, 2016 or 2015. The Company complies with the requirements of ASC 340-10-S99-1, "Expenses of Offering". Deferred offering costs consist principally of legal and audit costs incurred through the balance sheet date that are related to an offering of equity securities. Such costs are charged against the gross proceeds of the offering or will be charged to the Company's operations if the offering is not completed. Offering expenses related to the Company's July 14, 2014, March 30, 2015, and April 13, 2015 offerings were $1,442,780. Refer to Note 6.

Capital Accounts

        Certain capital accounts including undistributed net investment income, accumulated net realized gain or loss, accumulated net unrealized appreciation or depreciation, and paid-in capital in excess of par, are adjusted, at least annually, for permanent differences between book and tax. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

Recent Accounting Pronouncements

        In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) ("ASU 2015-07"). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2015. The Company does not believe this standard will have an impact on its Consolidated Financial Statements.

        In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"). ASU 2016-01 affects accounting for equity investments and financial liabilities where the fair value option has been elected. ASU 2016-01 requires an entity to measure equity investments at fair value through net income. ASU 2016-01 is effective for fiscal years beginning after December 15, 2017. The Company is currently evaluating the impact on the Consolidated Financial Statements.

Note 3. Concentration of Credit Risk and Liquidity Risk

        In the normal course of business, the Company maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Company is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

        The Company utilizes two financial institutions to provide financing, which are essential to its business. There are a number of other financial institutions available that could potentially provide the Company with financing. Management believes that such other financial institutions would likely be able to provide similar financing with generally comparable terms. However, a change in financial institutions at the present time could cause a delay in service provisioning or result in potential lost opportunities, which could adversely affect operating results.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 4. Earnings (Loss) per Common Share—Basic and Diluted

        The following information sets forth the computation of basic and diluted earnings (loss) per common share for the three and nine months ended March 31, 2016 and March 31, 2015:

	Three months ended March 31,		Nine months ended March 31,
	2016	2015	2016	2015
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Per Share Data(1):
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,000,624)	$1,657,968	$(9,340,983)	$(4,686,204)
Weighted average shares outstanding for period basic	22,472,243	11,949,034	22,726,053	11,925,027
Weighted average shares outstanding for period diluted	22,472,243	11,990,011	22,726,053	11,925,027

Basic and diluted earnings (loss) per common share	$(0.04)	$0.14	$(0.41)	$(0.39)

(1)
Per share data based on weighted average shares outstanding.

Note 5. Related Party Agreements and Transactions

Investment Advisory Agreement

        On June 22, 2015, the Board re-approved the investment advisory agreement (the "Investment Advisory Agreement") with the Adviser under which the Adviser, subject to the overall supervision of the Board, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Adviser: (i) determines the composition of the Company's portfolio, the nature and timing of the changes to the Company's portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments the Company makes.

        The Adviser's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired. For providing these services, the Adviser receives a fee from the Company consisting of two components, a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, as adjusted. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Company's gross assets, as adjusted, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately prorated.

        The total base management fees earned by the Adviser for the three and nine months ended March 31, 2016 were $451,381 and $1,612,167, respectively. The total base management fee payable to the Adviser as of March 31, 2016 was $451,381, after reflecting payment of $1,741,393 for the nine months ended March 31, 2016 and is included in the Consolidated Statements of Assets and Liabilities in Due to Affiliates. The total base management fees earned by the Adviser for the three and nine months ended March 31, 2015 were $545,564 and $1,699,451, respectively.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 5. Related Party Agreements and Transactions—(continued)

        The incentive fee has two parts. The first part of the incentive fee (the "Income incentive fee") is calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as prepayment fees, management fee income and similar fees that the Company receives from portfolio companies, including administrative and unused line fees accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Full Circle Service Company (the "Administrator"), and any interest expenses and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include organizational costs or any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). The Company's net investment income used to calculate this part of the incentive fee is also included in the amount of the Company's gross assets used to calculate the 1.75% base management fee. The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Company refers to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the "catch-up." The "catch-up" is meant to provide our investment adviser with 20% of the Company's pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Adviser).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        Income incentive fees of $246,879 and $1,263,241 were earned by the Adviser for the three and nine months ended March 31, 2016, respectively, and the total income incentive fee payable to the Adviser as of March 31, 2016 was $246,879, after reflecting payment of $1,478,712 during the nine months ended March 31, 2016, and is included in the Consolidated Statements of Assets and Liabilities in Due to Affiliates. Income incentive fees of $419,559 and $1,335,651 were earned by the Adviser for the three and nine months ended March 31, 2015, respectively.

        The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 5. Related Party Agreements and Transactions—(continued)

portfolio, provided that, the incentive fee determined as of December 31, 2010 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Full Circle Capital. There were no incentive fees earned on realized capital gains for the three and nine months ended March 31, 2016 and 2015.

        The Adviser agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.50% of our net assets, beginning with our fiscal quarter ended September 30, 2014 through the end of the Company's fiscal year 2015. For the Company's fiscal year 2016 and beyond, the Adviser had agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.75% of our net assets; however, on February 11, 2016, the Board authorized the termination of the Adviser's operating expense reimbursement obligations, effective as of January 1, 2016. The expense reimbursements from the Adviser for the year to date period ended December 31, 2015 was $506,364 and is included in the fee waivers and expense reimbursement line on the Consolidated Statement of Operations. The expense reimbursements from the Adviser for the three and nine months ended March 31, 2015 were $299,476 and $830,523, respectively.

        The Adviser had agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and organizational and offering expenses, in excess of 2% of our net assets for the first twelve months following the completion of the initial public offering, which occurred on August 31, 2010.

        For the periods commencing on April 1, 2015 and ending on June 30, 2015, and commencing on July 1, 2015 and ending on June 30, 2016, Full Circle Advisors had agreed to waive the portion of the base management fees and incentive fees that Full Circle Advisors would otherwise be entitled to receive pursuant to our Investment Advisory Agreement to the extent required in order for the Company to earn net investment income sufficient to support the distribution payment on the shares of the Company's common stock outstanding on the relevant record date for each monthly distribution as then declared by the Board; however, on February 11, 2016, the Board authorized the termination of the Adviser's management fee and incentive fee waiver, effective as of January 1, 2016. For the year to date period ending December 31, 2015, $214,129 of the base management fee waiver was accrued for and is included in the fee waivers and expense reimbursement line in the Consolidated Statements of Operations. The Adviser waived all income incentive fees for the three months ended March 31, 2016. The Adviser waived $246,879 of income incentive fees for the nine months ended March 31, 2016. Any such fees are not subject to reimbursement or recoupment by the Adviser.

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

Administration Agreement

        On June 22, 2015, the Board re-approved the Administration Agreement with the Administrator under which the Administrator, among other things, furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders. In addition, the Administrator assists the Company in determining and publishing its

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 5. Related Party Agreements and Transactions—(continued)

net asset value, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company's expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Full Circle Service Company's overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff employed by the Administrator, directly or indirectly. Under the Administration Agreement, the Administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The Administrator and Conifer Asset Solutions LLC ("Conifer" or the "Sub-Administrator") may also provide administrative services to the Adviser to satisfy the Adviser's obligation to us under the Investment Advisory Agreement. As a result, the Adviser also reimburses the Administrator and/or the Sub-Administrator for its allocable portion of the Administrator's and/or Sub-Administrator's overhead, including rent, the fees and expenses associated with performing compliance functions for Full Circle Advisors, and its allocable portion of the compensation of any administrative support staff. To the extent the Adviser or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by the Administrator to such other investment vehicles will be charged to the Company.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator's services under the Administration Agreement or otherwise as administrator for the Company.

  Sub-Administration Agreement

        The Administrator has engaged Conifer to provide certain administrative services to the Company on behalf of the Administrator. In exchange for providing such services, the Administrator pays Conifer an asset-based fee with a $200,000 annual minimum as adjusted for any reimbursement of expenses. This asset-based fee will be reimbursed to the Administrator by the Company and will vary depending upon the Company's gross assets, as adjusted, as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

        For the three and nine months ended March 31, 2016, the Company incurred $192,006 and $591,370, respectively, of expenses under the Administration Agreement, $57,539 and $196,268, respectively, of which were earned by the Sub-Administrator and $76,306 and $228,919, respectively, were reimbursed for officers' compensation. The remaining $58,161 and $166,183, respectively, were recorded as an Allocation of Overhead Expenses in the Consolidated Statements of Operations.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 5. Related Party Agreements and Transactions—(continued)

        For the three and nine months ended March 31, 2015, the Company incurred $194,619 and $549,766, respectively, of expenses under the Administration Agreement, $65,195 and $194,999, respectively, of which were earned by the Sub-Administrator and $75,913 and $227,739, respectively, were reimbursed for officers' compensation. The remaining $53,511 and $127,028, respectively, were recorded as an Allocation of Overhead Expenses in the Consolidated Statements of Operations.

FC Capital Investment Partners, LLC

        On June 4, 2014, the Company formed FC Capital Investment Partners, LLC ("FCCIP"), a multiple series private fund, for which the Company serves as the managing member and investment adviser. FCCIP was formed as a Delaware limited liability company and operates under a Limited Liability Company Agreement dated June 13, 2014. FCCIP closed its first series on June 17, 2014, raising approximately $5.6 million in capital from investors. FCCIP closed its second series on September 25, 2014, raising approximately $10.0 million in capital from investors. On November 30, 2015, the second series ceased investing and was liquidated after full realization of proceeds from its investment strategy. The Company may co-invest in certain portfolio investments from time to time with one or more series issued by FCCIP where the Company determines that the aggregate available investment opportunity exceeds what it believes would be appropriate for the Company to acquire directly, subject to certain conditions. During the three months ended March 31, 2016, the Company earned $3,820 and waived $3,940 of management fee income related to the services performed for FCCIP. For the nine months ended March 31, 2016, the Company earned $33,847 and waived $10,046 of management fee income related to the services performed for FCCIP. Such amounts are included in Other Income from Non-Investment Sources on the Consolidated Statements of Operations.

Managerial Assistance

        As a business development company, the Company offers, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of the Company's portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. With regard to the Control Investment in Texas Westchester Financial, LLC, the Company has provided managerial assistance during the period for which no fees were charged. The Company's Chairman, John Stuart previously served as a director of The Finance Company, LLC, which was previously a Control Investment.

Note 6. Equity Offerings, Related Expenses, and Other Stock Issuances

        Equity offerings are included in the Company's capital accounts on the date that the Company assumes the obligation to issue the shares. For purposes of the calculation of Net Asset Value Per Share, Earnings Per Share and Per Share Data, the related shares are treated as outstanding on the same date that the equity offering is included in the Company's capital accounts.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 6. Equity Offerings, Related Expenses, and Other Stock Issuances—(continued)

        Offering expenses are generally charged against paid-in capital in excess of par. The proceeds raised, the related underwriting fees, the offering expenses, and the price at which common stock was issued, since inception, are detailed in the following table:

Issuances of Common Stock	Number of Shares Issued		Gross Proceeds Raised, Net Assets Acquired and Dividends Reinvested	Underwriting Fees		Offering Expenses	Gross Offering Price
April 16, 2010	100		$1,500	$—		$—	$15.00 per/share
August 31, 2010	4,191,415	(1)	$42,425,564	$—		$—	$10.13 per/share	(2)
August 31, 2010	2,000,000		$18,000,000	$1,350,000		$1,052,067	$9.00 per/share
November 27, 2012	1,350,000		$10,665,000	$533,250		$153,330	$7.90 per/share
January 14, 2014	1,892,300	(3)	$13,492,099	$539,684		$261,994	$7.13 per/share
February 27, 2014	630,000		$4,920,300	$—	(4)	$47,236	$7.81 per/share
June 19, 2014	1,351,352		$10,000,005	$—	(4)	$44,826	$7.40 per/share
July 14, 2014	506,000		$3,744,400	$—	(4)	$37,775	$7.40 per/share
March 30, 2015	11,205,921		$39,220,723	$952,214	(5)	$449,446	$3.50 per/share
April 13, 2015	80,475		$281,663	$—		$3,345	$3.50 per/share
(1)
Includes 403,662 shares that were issued on September 30, 2010 upon the expiration of the overallotment option granted to the underwriters in connection with our initial public offering. Such shares were deemed to be outstanding at August 31, 2010.

(2)
Based on weighted average price assigned to shares.

(3)
Includes 242,300 overallotment shares that were granted to the underwriters in connection with our January 14, 2014 follow-on offering. The underwriters exercised their option to purchase additional shares on January 27, 2014. Such shares were deemed to be outstanding at January 14, 2014.

(4)
This was a registered offering placed directly with investors.

(5)
Shares were issued pursuant to a rights offering. The dealer manager received $952,214 for services provided in connection with the rights offering.

        On August 26, 2015, the Board authorized the purchase of an additional 1.0 million shares to increase and provide for the purchase of up to 2.0 million shares of the outstanding common stock as part of the share repurchase program. Under the repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock in the open market from time to time. The timing and number of shares to be repurchased in the open market will depend on a number of factors, including market conditions and alternative investment opportunities. In addition, any repurchases will be conducted in accordance with the 1940 Act. The

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 6. Equity Offerings, Related Expenses, and Other Stock Issuances—(continued)

number of shares repurchased, the repurchase price, cost and weighted average discount per share is summarized in the following table:

Repurchase of Common Stock	Number of Shares Repurchased	Average Repurchase Price	Total Cost	Weighted Average Discount Per Share
Three months ended September 30, 2015	472,407	$3.19 per/share	$1,504,819	25.9%	(1)
Three months ended December 31, 2015	290,780	$3.16 per/share	$917,566	21.1%	(2)
(1)
The average discount rate per share, based upon the Net Asset Value per share at June 30, 2015, is weighted based upon the total shares repurchased during the period.

(2)
The average discount rate per share, based upon the Net Asset Value per share at September 30, 2015, is weighted based upon the total shares repurchased during the period.

        For the three months ended March 31, 2016, the Company did not repurchase any shares under the share repurchase program. As of May 13, 2016, the Company has repurchased an aggregate of 763,187 shares under the share repurchase program at the weighted average price of $3.17 per share, resulting in $2.4 million of cash paid, under the program.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 7. Financial Highlights

	Three months ended March 31, 2016		Three months ended March 31, 2015
	(Unaudited)		(Unaudited)
Per Share Data(1):
Net asset value at beginning of period	$3.76		$5.48
Accretion (dilution) from offering(s)(3)	—		(0.96)
Offering costs	—		(0.06)
Net investment income (loss)	0.08		0.17
Net change in unrealized gain (loss)	(0.12)		0.29
Net realized gain (loss)	0.00		(0.29)
Dividends from net investment income	(0.08)		(0.17)
Return of capital	(0.03)		(0.03)

Net asset value at end of period	$3.61		$4.43

Per share market value at end of period	$2.58		$3.52
Total return based on market value	9.13	%(6)	(17.98	)%(6)
Total return based on net asset value	0.31	%(6)	(14.86	)%(6)
Shares outstanding at end of period	22,472,243		23,154,955
Weighted average shares outstanding for period	22,472,243		11,990,011
Ratio/Supplemental Data:
Net assets at end of period	$81,029,673		$102,647,940
Average net assets	$88,059,845		$65,373,483
Annualized ratio of gross operating expenses to average net assets(7)	10.03%		16.32%
Annualized ratio of net operating expenses to average net assets(7)	8.90%		14.46%
Annualized ratio of net investment income (loss) to average net assets(7)	7.81%		12.27%
Annualized ratio of net operating expenses excluding management fees (net of waiver), incentive fees, and interest expense to average net assets(7)	1.48%		1.53%
Portfolio Turnover(8)	26%		20%

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 7. Financial Highlights—(continued)

	Nine months ended March 31, 2016		Nine months ended March 31, 2015
	(Unaudited)		(Unaudited)
Per Share Data(1):
Net asset value at beginning of period	$4.30		$6.38
Accretion (dilution) from offering(s)(3)	—		(0.92)
Accretion from share repurchases(4)	0.03		—
Offering costs	—		(0.06)
Net investment income (loss)(9)	0.29		0.52
Net change in unrealized gain (loss)	(0.31)		(0.52)
Net realized gain (loss)	(0.38)		(0.37)
Dividends from net investment income	(0.29)		(0.52)
Return of capital	(0.03)		(0.08)

Net asset value at end of period	$3.61		$4.43

Per share market value at end of period	$2.58		$3.52
Total return based on market value	(18.76	)%(6)	(49.04	)%(6)
Total return based on net asset value	(5.63	)%(6)	(21.49	)%(6)
Shares outstanding at end of period	22,472,243		23,154,955
Weighted average shares outstanding for period	22,726,053		11,925,027
Ratio/Supplemental Data:
Net assets at end of period	$81,029,673		$102,647,940
Average net assets	$93,105,060		$70,335,605
Annualized ratio of gross operating expenses to average net assets(7)	10.99%		15.08%
Annualized ratio of net operating expenses to average net assets(7)	9.61%		13.51%
Annualized ratio of net investment income (loss) to average net assets(7)	9.27%		11.69%
Annualized ratio of net operating expenses excluding management fees (net of waiver), incentive fees, and interest expense to average net assets(7)	1.66%		1.51%
Portfolio Turnover(8)	61%		67%

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 7. Financial Highlights—(continued)

	Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012		For the period from August 31, 2010 (commencement of operations) to June 30, 2011
Per Share Data(1)(2):
Net asset value at beginning of period	$6.38		$8.01		$8.59		$9.08		$9.40
Accretion (dilution) from offering(s)(3)	(0.92)		0.03		(0.18)		—		—
Offering costs	(0.06)		(0.04)		(0.02)		—		(0.04)
Net investment income (loss)	0.63		0.71		0.77		0.78		0.70
Net change in unrealized gain (loss)	(0.51)		(1.36)		0.37		(0.32)		(0.29)
Net realized gain (loss)	(0.51)		(0.11)		(0.60)		(0.03)		0.06
Dividends from net investment income	(0.63)		(0.69)		(0.78)		(0.80)		(0.75)
Return of capital	(0.08)		(0.17)		(0.14)		(0.12)		—

Net asset value at end of period	$4.30		$6.38		$8.01		$8.59		$9.08

Per share market value at end of period	$3.57		$7.81		$7.83		$7.65		$7.90
Total return based on market value	(46.78	)%(6)	11.51	%(6)	15.12	%(6)	8.71	%(6)	(4.03	)%(5)
Total return based on net asset value	(21.53	)%(6)	(11.00	)%(6)	4.94	%(6)	6.20	%(6)	5.62	%(5)
Shares outstanding at end of period	23,235,430		11,443,034		7,569,382		6,219,382		6,219,382
Weighted average shares outstanding for period	14,803,637		8,698,814		7,018,286		6,219,382		6,206,824
Ratio/Supplemental Data:
Net assets at end of period	$99,938,567		$72,980,277		$60,644,039		$53,442,785		$56,474,006
Average net assets	$78,137,174		$64,360,541		$57,842,601		$55,531,518		$57,455,987
Annualized ratio of gross operating expenses to average net assets(7)	13.51%		12.11%		11.52%		9.56%		8.49%
Annualized ratio of net operating expenses to average net assets(7)	11.69%		12.11%		11.52%		8.99%		7.34%
Annualized ratio of net investment income (loss) to average net assets(7)	11.02%		9.37%		9.30%		8.70%		9.29%
Annualized ratio of net operating expenses excluding management fees (net of waiver), incentive fees, and interest expense to average net assets(7)	1.51%		3.04%		3.53%		3.15%		2.00%
Portfolio Turnover(8)	74%		88	%(10)	73	%(10)	58	%(10)	54	%(10)
(1)
Financial highlights are based on weighted average shares outstanding.

(2)
Financial highlights for the period from April 16, 2010 (inception) through June 30, 2010 are not presented as the Company's operations were limited to organization and offering activities only.

(3)
Accretion and dilution from offering(s) is based on the net change in net asset value from each follow-on offering.

(4)
Accretion from share repurchases during the period is based on the net change in net asset value from the share repurchases.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 7. Financial Highlights—(continued)

(5)
Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $9.00 per share and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.

(6)
Total return based on market value is based on the change in market price per share and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.

(7)
Financial highlights for periods of less than one year are annualized and the ratios of gross and net operating expenses to average net assets and net investment income (loss) to average net assets are adjusted accordingly. Non-recurring expenses were not annualized. For the period from August 31, 2010 (commencement of operations) to June 30, 2011 the Company incurred $102,609 of organizational expenses, which were deemed to be non-recurring.

(8)
Portfolio Turnover is not annualized.

(9)
Net investment income (loss) per share is calculating based on the beginning of year and end of year shares outstanding.

(10)
Unaudited

Note 8. Long Term Liabilities

Line of Credit

        On June 3, 2013, the Company entered into a credit facility (the "Credit Facility") with Santander Bank. The facility size was originally $32.5 million and replaced the Company's credit facility with FCC. LLC d/b/a First Capital. The Credit Facility was subsequently increased to $45.0 million on November 6, 2013. On September 12, 2014, the Company entered into an amendment to our Credit Facility with Santander Bank, N.A. to give the Company the option to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the Credit Facility. The Company has not exercised its option to expand the Credit Facility as of March 31, 2016.

        The Credit Facility matures on June 3, 2016 and bears interest based on a tiered rate structure, depending upon utilization, ranging from LIBOR (one month, two month or three month, depending on the Company's option) plus 3.25% to 4.00% per annum, or from Santander Bank's prime rate plus 1.25% to 2.00% per annum, based on the Company's election. As of March 31, 2016, one month LIBOR, two month LIBOR, and three month LIBOR, respectively, were: 0.44%, 0.52%, and 0.63%. As of March 31, 2016, the Prime Rate was 3.50%. In addition, a fee of 0.50% to 1.00% per annum, depending on utilization, is charged on unused amounts under the Credit Facility. The Credit Facility is secured by all of the Company's assets. Under the Credit Facility, the Company has made certain customary representations and warranties, and is required to comply with various covenants, reporting requirements and other customary requirements, including a minimum balance sheet leverage ratio, for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature.

        The fees and expenses associated with opening and expanding the Credit Facility are being amortized over the term of the Credit Facility in accordance with ASC 470, Debt. As of March 31, 2016, of the total $763,984 of fees

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 8. Long Term Liabilities—(continued)

and expenses incurred, $50,624 remains to be amortized and is reflected as Deferred Credit Facility Fees on the Consolidated Statements of Assets and Liabilities.

        At March 31, 2016 and June 30, 2015, the Company did not have any outstanding borrowings under the Credit Facility.

Notes Payable

        On June 28, 2013, the Company issued $21,145,525 in aggregate principal amount of 8.25% Notes due June 30, 2020 (the "Notes") (including a partial exercise of the underwriters' overallotment option in July 2013) for net proceeds of $20,038,250 after deducting underwriting commissions of approximately $860,822 and offering expenses of $246,453.

        On July 14, 2014, the Company closed an offering of $12,500,000 in aggregate principal amount of the Notes. The Notes were sold at price of $25.375 per Note plus accrued interest from June 30, 2014, a premium to par value of $25.00 per Note for total gross proceeds of approximately $12.7 million. The Notes are a further issuance of, rank equally in right of payment with, and form a single series with the $21.1 million of currently outstanding Notes that will mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after June 30, 2016. The Notes are listed on the NASDAQ Global Market and trade under the trading symbol "FULLL".

        The offering expenses and underwriting commissions are being amortized over the term of the Notes in accordance with ASC 470, Debt. Additionally, in accordance with ASU 2015-03, debt issuance costs related to the Notes are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the Notes. As such, as of March 31, 2016, of the total $1,150,940 issuance costs incurred, $714,453 remains to be amortized and is included in, and offsets, the Notes Payable balance in the Consolidated Statements of Assets and Liabilities. Additionally, $141,218 of the $187,500 premium related to the July 14, 2014 issuance remains unamortized and is included in the Notes Payable balance in the Consolidated Statements of Assets and Liabilities.

        As of June 30, 2015, of the total $1,150,940 issuance costs incurred, $833,541 remained to be amortized and is included in, and offsets, the Notes Payable balance in the Consolidated Statements of Assets and Liabilities. Additionally, $158,504 of the $187,500 premium related to the July 14, 2014 issuance remained unamortized and is included in the Notes Payable balance in the Consolidated Statements of Assets and Liabilities.

        The Notes were issued pursuant to an indenture, dated June 3, 2013, as supplemented by the first supplemental indenture, dated June 28, 2013 (collectively, the "Indenture"), between the Company and U.S. Bank National Association (the "Trustee"). The Notes are unsecured obligations of the Company and rank senior in right of payment to the Company's existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that is later secured) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a fixed rate of 8.25% per annum, beginning September 30, 2013. The Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after June 30, 2016. The Notes are listed on the Nasdaq Global Market under the trading symbol "FULLL" with a par value of $25.00 per share.

        The Indenture contains certain covenants, including covenants requiring compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 8. Long Term Liabilities—(continued)

Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. The Company may repurchase the Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Notes repurchased by the Company may, at the Company's option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. As of March 31, 2016, the Company had not repurchased any of the Notes in the open market.

        At March 31, 2016 and June 30, 2015, the Company had a balance of $33,645,525 on the Notes, which is included in Notes Payable in the Consolidated Statements of Assets and Liabilities.

        The following shows a summary of the Long Term Liabilities as of March 31, 2016 and June 30, 2015:

As of March 31, 2016 (Unaudited)

Facility	Commitments	Borrowings Outstanding	Fair Value
Credit Facility(1)	$45,000,000	$—	$—
Notes	33,645,525	33,645,525	34,008,897

Total	$78,645,525	$33,645,525	$34,008,897

As of June 30, 2015

Facility	Commitments	Borrowings Outstanding	Fair Value
Credit Facility(1)	$45,000,000	$—	$—
Notes	33,645,525	33,645,525	34,049,271

Total	$78,645,525	$33,645,525	$34,049,271

(1)
On September 12, 2014, the Company entered into an amendment to our Credit Facility with Santander Bank, N.A. to give the Company the option to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. The Company has not exercised its option to expand the facility as of March 31, 2016.

        As of March 31, 2016 and June 30, 2015, the carrying amount of the Company's outstanding Credit Facility approximated fair value. The fair values of the Company's Credit Facility and Notes are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company's Notes is determined by utilizing market quotations at the measurement date.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 9. Fair Value Measurements

        The Company's assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC Topic 820—Fair Value Measurements and Disclosures ("ASC 820"). See Note 2 for a discussion of the Company's policies.

        The following tables present information about the Company's assets measured at fair value as of March 31, 2016 and June 30, 2015:

As of March 31, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$5,285,000	$85,612,368	$90,897,368
Limited Liability Company Interests, at fair value	—	—	130,000	130,000
Investments in Warrants, at fair value	—	—	232,344	232,344
Common Stock, at fair value	15,250	—	—	15,250

Total Assets	$15,250	$5,285,000	$85,974,712	$91,274,962

As of June 30, 2015

	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$12,275,000	$121,630,798	$133,905,798
Limited Liability Company Interests, at fair value	—	—	1,228,978	1,228,978
Investments in Warrants, at fair value	—	90	2,695,075	2,695,165
Common Stock, at fair value	1,308,818	—	12,975,000	14,283,818
Open Swap Contract, at fair value	—	—	—	—

	$1,308,818	$12,275,090	$138,529,851	$152,113,759

        During the nine months ended March 31, 2016, the senior secured term loan and warrants in US Shale Solutions, Inc. were transferred from Level 2 to Level 3. During the year ended June 30, 2015, a portion of the Level 3 General Cannabis Corp. warrant was converted into Level 1 Common Stock.

        The following table presents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the net unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 9. Fair Value Measurements—(continued)

        The tables below reflect the changes in Level 3 assets and liabilities measured at fair value for the nine months ended March 31, 2016, the nine months ended March 31, 2015 and for the year ended June 30, 2015.

	Nine Months Ended March 31, 2016 (Unaudited)
	Beginning Balance July 1, 2015	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Transfers Into Level 3	Purchases(1)	Sales & Settlements	Ending Balance March 31, 2016	Change in Unrealized Gains (Losses) for Investments still held at March 31, 2016
Assets
Senior and Subordinated Loans, at fair value	$121,630,798	$1,285,667	$(9,569,133)	$4,455,000	$70,345,826	$(102,535,790)	$85,612,368	$(12,176,661)
Limited Liability Company Interests, at fair value	1,228,978	—	(2,449,868)	—	4,325,739	(2,974,849)	130,000	(4,290,133)
Warrants, at fair value	2,695,075	—	(2,462,821)	90	—	—	232,344	(173,331)
Common Stock, at fair value	12,975,000	—	2,145,000	—	—	(15,120,000)	—	—

Total Assets	138,529,851	1,285,667	(12,336,822)	4,455,090	74,671,565	(120,630,639)	85,974,712	(16,640,125)

Liabilities
Open Swap Contract, at fair value	—	—	(1,882,293)	—	1,882,293	—	—	—

Net	$138,529,851	$1,285,667	$(14,219,115)	$4,455,090	$76,553,858	$(120,630,639)	$85,974,712	$(16,640,125)

(1)
Includes PIK interest.

	Nine months ended March 31, 2015 (Unaudited)
	Beginning Balance July 1, 2014	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Transfers out of Level 3(2)	Purchases(1)	Sales & Settlements	Ending Balance March 31, 2015	Change in Unrealized Gains (Losses) for Investments still held at March 31, 2015
Assets
Senior and Subordinated Loans, at fair value	$111,079,608	$987,105	$(4,666,251)	$—	$83,405,820	$(83,743,338)	$107,062,944	$(5,774,009)
Limited Liability Company Interests, at fair value	3,875,583	—	(2,538,155)	—	—	(171,718)	1,165,710	(2,295,766)
Warrants, at fair value	3,060,421	—	(2,326,251)	(433,929)	2,289,400	—	2,589,641	(2,326,252)

	$118,015,612	$987,105	$(9,530,657)	$(433,929)	$85,695,220	$(83,915,056)	$110,818,295	$(10,396,027)

(1)
Includes PIK interest.

(2)
Represents the transfer of a portion of the General Cannabis Corp. (formerly known as Advanced Cannabis Solutions, Inc.) warrant out of Level 3 into Level 1 Common Stock upon conversion.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 9. Fair Value Measurements—(continued)

	Year Ended June 30, 2015
	Beginning Balance July 1, 2014	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Transfers out of Level 3(2)	Purchases(1)	Sales & Settlements	Ending Balance June 30, 2015	Change in Unrealized Gains (Losses) for Investments still held at June 30, 2015
Assets
Senior and Subordinated Loans, at fair value	$111,079,608	$1,371,720	$(6,728,531)	$—	$113,149,706	$(97,241,705)	$121,630,798	$(7,918,295)
Limited Liability Company Interests, at fair value	3,875,583	—	(2,474,886)	—	—	(171,719)	1,228,978	(1,171,144)
Warrants, at fair value	3,060,421	—	(2,194,114)	(486,786)	2,328,768	(13,214)	2,695,075	(337,902)
Common Stock, at fair value	—	—	—	—	12,975,000	—	12,975,000	—
Open Swap Contract, at fair value	—	—	1,081	—	—	(1,081)	—	—

	$118,015,612	$1,371,720	$(11,396,450)	$(486,786)	$128,453,474	$(97,427,719)	$138,529,851	$(9,427,341)

(1)
Includes PIK interest.

(2)
Represents the transfer of a portion of the General Cannabis Corp. warrant out of Level 3 into Level 1 Common Stock upon conversion.

        Realized and unrealized gains and losses are included in net realized gain (loss) and net change in unrealized gain (loss) in the Consolidated Statements of Operations. The change in unrealized losses for Level 3 investments still held at March 31, 2016 of $(16,640,125) is included in net change in unrealized gain (loss) in the Consolidated Statements of Operations for the nine months ended March 31, 2016.

        The following table provides quantitative information regarding Level 3 fair value measurements as of March 31, 2016:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
Senior and Subordinated Loans	$75,199,881	Discounted cash flows (income approach)	Discount Rate	5.33% – 40.76% (13.91%)
	6,212,551	Precedent Transactions	Transaction Value	N/A
	4,199,936	Liquidation Value	Asset Value	N/A

Total	85,612,368

Limited Liability Interests, Warrants, and Common Stock (Private Companies)	209,844	Market comparable companies (market approach)	EBITDA multiple	7.00x – 7.00x (7.00x)
	130,000	Liquidation Value	Asset Value	N/A

Total	339,844

Warrant (Public Companies)	22,500	Option Pricing Model	Volatility	50.00% – 86.50% (68.25%)

Total Level 3 Investments	$85,974,712

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 9. Fair Value Measurements—(continued)

(1)
The average values were determined using the weighted average of the fair value of the investments in each investment category.

        The following table provides quantitative information regarding Level 3 fair value measurements as of June 30, 2015:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
Senior and Subordinated Loans	$91,569,415	Discounted cash flows (income approach)	Discount Rate	8.51% – 55.00% (16.27%)
	26,739,621	Precedent Transactions	Transaction Value	N/A
	3,321,762	Liquidation Value	Asset Value	N/A

Total	121,630,798

Limited Liability Interests, Warrants, and Common Stock (Private Companies)	3,719,553	Market comparable companies (market approach)	EBITDA multiple	4.00x – 7.25x (5.15x)
	12,975,000	Precedent Transactions	Transaction Value	N/A
	177,500	Liquidation Value	Asset Value	N/A

Total	16,872,053

Warrant (Public Companies)	27,000	Option Pricing Model	Volatility	32.588%
Open Swap Contract	—	Option Pricing Model	Broker Quotes	$212.50/share – $220.00/share ($216.50/share)

Total Level 3 Investments	$138,529,851

(1)
The average values were determined using the weighted average of the fair value of the investments in each investment category.

        The primary significant unobservable input used in the fair value measurement of the Company's debt securities (first lien debt, second lien debt and subordinated debt), including income-producing investments in funds, is the discount rate. Significant increases (decreases) in the discount rate in isolation would result in a significantly lower (higher) fair value measurement. In determining the discount rate, for the income, or yield, approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels and credit quality, among other factors in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate discount rate to use in the income approach.

        The primary significant unobservable input used in the fair value measurement of the Company's private equity and warrant investments is the EBITDA multiple, which is used to determine the Enterprise Value. Significant increases (decreases) in the Enterprise Value in isolation would result in a significantly higher (lower) fair value measurement. To determine the Enterprise Value for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 9. Fair Value Measurements—(continued)

        The primary unobservable inputs used in the fair value measurement of the Company's warrant investments, when using an option pricing model, are the discount rate and volatility. Significant increases (decreases) in the discount rate in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in the volatility in isolation would result in a significantly higher (lower) fair value measurement. Changes in one or more factors can have a similar directional change on other factors in determining the appropriate discount rate or volatility to use in the valuation of a warrant using an option pricing model.

Note 10. Derivative Financial Instruments

        In the normal course of business, the Company may utilize derivative contracts in connection with its investment activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The derivative activities and exposure to derivative contracts primarily involve equity price risks. In addition to the primary underlying risk, additional counterparty risk exists due to the potential inability of counterparties to meet the terms of their contracts.

Warrants

        The warrants provide exposure and potential gains upon equity appreciation of the portfolio company's equity value.

        The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As a warrant's expiration date approaches, the time value of the warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an "in the money" warrant will decline. Further, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, there is the potential for the entire value of an investment in a warrant to be lost.

        Counterparty risk exists from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk is the fair value of the contracts and the purchase price of the warrants. The Company's Board of Directors considers the effects of counterparty risk when determining the fair value of its investments in warrants.

Swap contracts—general

        The Company may enter into swap contracts, including interest rate swaps, total return swaps, and credit default swaps, as part of its investment strategy, to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Payments are disclosed as realized gain (loss) on open swap contracts on the Consolidated Statements of Operations. If the payment is a receivable as of the end of the period, it is disclosed as receivable on open swap contract on the Consolidated Statements of Assets and Liabilities.

        The fair value of open swaps reported in the Consolidated Statements of Assets and Liabilities may differ from that which would be realized in the event the Company terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position, as adjusted for any collateral posted to us by the counterparty or by us with the counterparty. Therefore, the Company considers the creditworthiness of each counterparty to a swap contract in

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 10. Derivative Financial Instruments—(continued)

evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

  Total return swaps

        The Company is subject to market risk in the normal course of pursuing its investment objectives. The Company may enter into total return swaps either to manage its exposure to the market or certain sectors of the market, or to create exposure to certain investments to which it is otherwise not exposed.

        Total return swap contracts involve the exchange by the Company and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index and a specified notional amount.

        During the year ended June 30, 2015, the Company funded one synthetic secured loan in the form of a total return swap. More specifically, the Company purchased 60,000 shares of Granite Ridge Holdings, LLC, a power generation company. The Company contemporaneously entered into a collateralized swap agreement with another private fund, which posted approximately $10.4 million of cash collateral, whereby the Company swapped the returns on the shares for a fixed rate of 15.0% on the net loan amount. Under the terms of the swap, the Company expected to receive periodic payments from the counterparty. These periodic payments were recorded as realized capital gains for accounting purposes in accordance with GAAP. The Company did not enter into any total return swaps during the nine months ended March 31, 2016.

        During the quarter ended March 31, 2016, Granite Ridge Holdings, LLC was sold and the Company received proceeds for a redemption of the Company's LLC interests, and the related holdback, of approximately $15.2 million resulting in a realized gain of approximately $2.1 million. Concurrently, the total return swap was unwound and the Company realized a loss of approximately $2.1 million on the swap contract on that date. From the inception of the swap contract through its termination in the quarter ended March 31, 2016, the Company recognized realized losses of approximately $1.9 million, which when aggregated with the realized gain on the LLC interests in Granite Ridge Holdings, LLC, resulted in a total realized gain on the transactions of $262,707. The gains and losses on the transactions are disclosed separately in the Consolidated Statement of Operations as realized gain (loss) on investments and realized gain (loss) on open swap contracts.

Note 11. Subsequent Events

  Recent Portfolio Activity

        On April 6, 2016, the senior secured note to Fuse, LLC was sold for total proceeds of approximately $5.5 million. At March 31, 2016 the Company had unrealized losses of approximately $1.7 million which were realized on April 6, 2016.

        On April 11, 2016, Modular Process Control, LLC completed a restructuring whereby the loans and warrant were extinguished for consideration including $0.8 million in cash and $0.8 million of an unsecured promissory note. At March 31, 2016, the Company had unrealized losses of approximately $6.4 million of which approximately $5.5 million were realized as part of the restructuring on April 11, 2016.

        On April 19, 2016, the senior secured revolving term loan to ProGrade Ammo Group, LLC was repaid for net proceeds of approximately $1.6 million. At March 31, 2016, the Company had unrealized losses of approximately $5.4 million which were realized on April 19, 2016.

Note 12. Commitments and Contingencies

        In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time. As of

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
March 31, 2016

Note 12. Commitments and Contingencies—(continued)

March 31, 2016, the Company had approximately $8.6 million in unfunded loan commitments, subject to the Company's approval in certain instances, to provide debt financing to certain of its portfolio companies.

        The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company's rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its business, financial condition or results of operations.

Note 13. Supplemental Information

        The table below represents the fair value of control and affiliate investments at June 30, 2015 and any amortization, purchases, sales, and realized and net unrealized gain (loss) made to such investments, as well as the ending fair value as of March 31, 2016.

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment	Par Amount/ Quantity at March 31, 2016	Amount of Interest and Dividends Credited in Income	Fair Value at June 30, 2015	Accretion/ Amortization	Purchases	Sales	Realized and Unrealized Gains/Losses	Fair Value at March 31, 2016
Control Investments
Takoda Resources Inc.
Senior Debt/Common Stock(1),(2)	$—	$—	$161,585	$—	$—	$(162,796)	$1,211	$—
Texas Westchester Financial, LLC
Limited Liability Company Interests(1)	9,278	—	177,500	—	—	(30,000)	(17,500)	130,000
The Finance Company, LLC
Senior Debt/Limited Liability Company Interests(3)	$—	498,242	5,006,194	7,938	—	(4,997,942)	(16,190)	—
TransAmerican Asset Servicing Group, LLC
Senior Debt/Limited Liability Company Interests(1),(2)	$—	—	466,785	—	323,359	(697,153)	(92,991)	—

Total Control Investments		$498,242	$5,812,064	$7,938	$323,359	$(5,887,891)	$(125,470)	$130,000

Affiliate Investments
Modular Process Control, LLC
Senior Debt/Warrant(1)	$6,978,595/1	287,797	3,663,827	17,275	1,306,664	(1,479,096)	(2,735,902)	772,768
ProGrade Ammo Group, LLC
Senior Debt(1)/Warrants(1)	$6,812,318/181,240	—	2,590,309	—	147,121	—	(1,118,270)	1,619,160
SOLEX Fine Foods, LLC; Catsmo, LLC
Senior Debt/Limited Liability Company Interests(1)/Warrant(1),(2)	$—	284,512	3,832,347	46,883	—	(3,861,696)	(17,534)	—
US Oilfield Company, LLC
Senior Debt/Warrants(1)	$5,932,396/5	521,338	5,683,338	12,800	6,290,061	(6,131,921)	(4,458,478)	1,395,800
West World Media, LLC
Limited Liability Company Interests(1),(2)	—	—	249,451	—	—	(2,142,823)	1,893,372	—

Total Affiliate Investments		$1,093,647	$16,019,272	$76,958	$7,743,846	$(13,615,536)	$(6,436,812)	$3,787,728

(1)
Nonincome-producing security.

(2)
Investment is no longer held as of March 31, 2016.

(3)
Investment is no longer a control investment at March 31, 2016. The Company sold the LLC interest in The Finance Company, LLC on March 15, 2016.

Schedule 12-14

        The table below represents the fair value of control and affiliate investments at June 30, 2014 and any amortization, purchases, sales, and realized and net unrealized gain (loss) made to such investments, as well as the ending fair value as of June 30, 2015.

Portfolio Company/Type of Investment	Par Amount/ Quantity at June 30, 2015	Amount of Interest and Dividends Credited in Income	Fair Value at June 30, 2014	Accretion/ Amortization	Purchases	Sales	Realized and Unrealized Gains/Losses	Transfer from Control to Non-Control/ Non-Affiliate Investment	Fair Value at June 30, 2015
Control Investments
New Media West, LLC(2)
Senior Debt/Limited Liability Company Interests(4)	$3,811,681	$318,461	$5,666,679	$—	$—	$(1,015,030)	$(4,651,649)	$—	$—
Takoda Resources Inc.
Senior Debt/Common Stock(1)	$3,054,532/749	118,703	2,557,379	—	453,272	(91,568)	(2,757,498)	—	161,585
Texas Westchester Financial, LLC
Limited Liability Company Interests(1)	9,278	—	540,037	—	—	(171,717)	(190,820)	—	177,500
The Finance Company, LLC
Senior Debt/Limited Liability Company Interests(1)	$4,195,915/50	881,110	7,214,905	38,386	—	(967,632)	(1,279,465)	—	5,006,194
TransAmerican Asset Servicing Group, LLC
Senior Debt/Limited Liability Company Interests(1)	$3,563,246/75	183,042	1,560,057	9,714	1,532,467	(977,374)	(1,658,079)	—	466,785

Total Control Investments		$1,501,316	$17,539,057	$48,100	$1,985,739	$(3,223,321)	$(10,537,511)	$—	$5,812,064

Affiliate Investments
General Cannabis Corp.(3)
Common Stock/Warrant(1),(4)	654,409	—	2,356,212	—	113,214	(377,639)	(600,986)	(1,490,801)	—
Modular Process Control, LLC
Senior Debt/Warrant(1)	$7,151,027/1	1,205,914	3,971,110	99,410	2,282,926	(1,911,704)	(777,915)	—	3,663,827
ProGrade Ammo Group, LLC
Senior Debt/Warrants(1)	$6,665,197/181,240	4,594	4,133,284	4,594	877,441	(2,305,294)	(119,716)	—	2,590,309
SOLEX Fine Foods, LLC; Catsmo, LLC
Senior Debt/Limited Liability Company Interests(1)/Warrant(1)	$3,861,696/1/1	512,253	3,888,914	27,904	110,000	(148,304)	(46,167)	—	3,832,347
US Oilfield Company, LLC
Senior Debt/Warrants(1)	$5,767,417/3	722,952	—	38,812	18,396,291	(12,714,465)	(37,300)	—	5,683,338
West World Media, LLC
Limited Liability Company Interests(1)	148,326	—	238,897	—	—	—	10,554	—	249,451

Total Affiliate Investments		$2,445,713	$14,588,417	$170,720	$21,779,872	$(17,457,406)	$(1,571,530)	$(1,490,801)	$16,019,272

(1)
Nonincome-producing security.

(2)
On June 30, 2015, New Media West, LLC transferred from a Control Investment to a Non-Control/Non-Affiliate Investment.

(3)
As of May 13, 2015, General Cannabis Corp. transferred from an Affiliate Investment to a Non-Control/Non-Affiliate Investment. All purchases and sales after May 13, 2015 have been excluded from the purchase and sales columns in the above table. Realized and unrealized gains/losses have been prorated and only the realized and unrealized gains/losses which are attributable to the investment as an Affiliate Investment have been included.

(4)
Investment no longer held as of June 30, 2015.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Full Circle Capital Corporation and Subsidiaries:

        We have audited the accompanying consolidated statement of assets and liabilities of Full Circle Capital Corporation and Subsidiaries (the Company), including the consolidated schedule of investments, as of June 30, 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2015 by correspondence with the custodians, loan agents, or borrowers as applicable, or by other appropriate auditing procedures where replies from these parties, as applicable, were not received. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Full Circle Capital Corporation and its Subsidiaries as of June 30, 2015, and the results of their operations, changes in net assets and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Full Circle Capital Corporation and Subsidiaries' internal control over financial reporting as of June 30, 2015, based on criteria established in Internal Control—Integrated Framework , issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in 2013, and our report dated September 14, 2015 expressed an unqualified opinion on the effectiveness of the Company's internal control over financial reporting.

/s/ McGladrey LLP
New York, New York
September 14, 2015

 Report of Independent Registered Public Accounting Firm
On Internal Control Over Financial Reporting

The Board of Directors and Stockholders
Full Circle Capital Corporation and Subsidiaries:

        We have audited Full Circle Capital Corporation and Subsidiaries' (the Company) internal control over financial reporting as of June 30, 2015, based on criteria established in Internal Control—Integrated Framework , issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in 2013. The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, Full Circle Capital Corporation and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of June 30, 2015, based on criteria established in Internal Control—Integrated Framework , issued by COSO in 2013.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statement of assets and liabilities of Full Circle Capital Corporation and Subsidiaries, including the consolidated schedule of investments, as of June 30, 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended and our report dated September 14, 2015 expressed an unqualified opinion.

/s/ McGladrey LLP
New York, New York
September 14, 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Full Circle Capital Corporation:

        We have audited the accompanying consolidated statement of assets and liabilities of Full Circle Capital Corporation (the "Company"), including the consolidated schedule of investments, as of June 30, 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with custodians, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Full Circle Capital Corporation as of June 30, 2014, and the results of its operations, the changes in its net assets and cash flows for the year ended June 30, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
September 22, 2014

 Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Full Circle Capital Corporation

        We have audited the accompanying consolidated statements of operations, changes in net assets, and cash flows for the year ended June 30, 2013. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above of the Full Circle Capital Corporation, present fairly, in all material respects, the results of their operations and their cash flows for the year ended June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Roseland, New Jersey
September 12, 2013

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

		June 30, 2015	June 30, 2014
Assets
Control Investments at Fair Value (Cost of $11,409,596 and $20,253,149, respectively)		$5,812,064	$17,539,057
Affiliate Investments at Fair Value (Cost of $24,434,726 and $20,177,115, respectively)		16,019,272	14,588,417
Non-Control/Non-Affiliate Investments at Fair Value (Cost of $136,351,581 and $123,605,311, respectively)		130,282,423	118,063,285

Total Investments at Fair Value (Cost of $172,195,903 and $164,035,575, respectively)	(NOTE 9)	152,113,759	150,190,759
Open Swap Contract Asset, at Fair Value	(NOTE 10)	—	—
Cash		3,736,563	—
Deposit with Broker		—	2,525,000
Interest Receivable		1,903,606	1,016,726
Principal Receivable		23,287	207,233
Distributions Receivable		15,141	—
Due from Affiliates		605,749	4,273
Due from Portfolio Investments		180,300	135,288
Receivable on Swap Contract		1,081	—
Prepaid Expenses		66,105	57,470
Other Assets		1,483,578	750,326
Deferred Offering Expenses		328,168	—
Deferred Credit Facility Fees	(NOTE 8)	267,645	449,350

Total Assets		160,724,982	155,336,425

Liabilities
Due to Affiliates	(NOTE 5)	1,052,489	891,966
Bank Overdraft		—	821,316
Accrued Liabilities		179,378	184,857
Deposit from Swap Counterparty		10,380,000
Due to Broker		—	25,000,221
Payable for Investments Acquired		15,020,000	24,900,172
Distributions Payable		813,240	766,683
Interest Payable		57,605	45,254
Other Liabilities		305,957	1,076,800
Accrued Offering Expenses		7,258	35,828
Line of Credit	(NOTE 8)	—	8,435,463
Notes Payable 8.25% due June 30, 2020 (plus unamortized premium of $158,504 and $0 and less deferred debt issuance costs of $833,541 and $947,937, respectively	(NOTE 8)	32,970,488	20,197,588

Total Liabilities		60,786,415	82,356,148

Commitments and contingencies	(NOTE 12)	—	—
Net Assets		$99,938,567	$72,980,277

Components of Net Assets
Common Stock, par value $0.01 per share (100,000,000 authorized; 23,235,430 and 11,443,034 issued and outstanding, respectively)		$232,354	$114,430
Paid-in Capital in Excess of Par		132,487,067	92,103,666
Distributions in Excess of Net Investment Income		(119,318)	(131,251)
Accumulated Net Realized Losses		(12,579,392)	(5,261,752)
Accumulated Net Unrealized Losses		(20,082,144)	(13,844,816)

Net Assets		$99,938,567	$72,980,277

Net Asset Value Per Share		$4.30	$6.38

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Investment Income
Interest Income from Non-Control/Non-Affiliate Investments		$13,044,316	$6,486,729	$7,400,633
Interest Income from Affiliate Investments		2,445,713	2,701,361	1,587,281
Interest Income from Control Investments		1,465,069	1,963,407	1,504,343
Dividend Income from Control Investments		36,247	114,704	223,474
Other Income from Non-Control/Non-Affiliate Investments		542,164	2,487,959	1,136,661
Other Income from Affiliate Investments		98,671	16,592	143,631
Other Income from Control Investments		50,000	50,000	50,000
Other Income from Non-Investment Sources		67,163	2,941	—

Total Investment Income		17,749,343	13,823,693	12,046,023

Operating Expenses
Management Fee		2,280,058	1,631,694	1,431,851
Incentive Fee		1,798,000	1,511,362	1,339,833

Total Advisory Fees	(NOTE 5)	4,078,058	3,143,056	2,771,684

Allocation of Overhead Expenses		171,559	180,737	310,412
Sub-Administration Fees		256,236	200,000	223,429
Officers' Compensation		303,652	301,925	300,736

Total Costs Incurred Under Administration Agreement	(NOTE 5)	731,447	682,662	834,577

Directors' Fees		182,196	127,625	124,500
Interest Expenses	(NOTE 8)	4,305,558	2,693,487	1,854,495
Professional Services Expense		700,324	610,362	567,126
Bank Fees		39,931	56,184	16,429
Tax Expenses		—	—	4,369
Other		519,600	479,596	492,262

Total Gross Operating Expenses		10,557,114	7,792,972	6,665,442
Management Fee Waiver and Expense Reimbursement	(NOTE 5)	(1,420,843)	—	—

Total Net Operating Expenses		9,136,271	7,792,972	6,665,442

Net Investment Income		8,613,072	6,030,721	5,380,581
Net Change in Unrealized Gain (Loss) on Investments		(6,237,328)	(12,704,614)	2,636,310
Net Realized Gain (Loss) on:
Non-Control/Non-Affiliate Investments		(4,055,309)	(947,601)	(4,250,076)
Affiliate Investments		321,394	—	7,846
Control Investments		(3,842,390)	—	26,482
Swap Contract		1,081	—	—
Foreign Currency Transactions		(1,248)	(901)	—

Net Realized Gain (Loss)		(7,576,472)	(948,502)	(4,215,748)

Net Increase (Decrease) in Net Assets Resulting from Operations		$(5,200,728)	$(7,622,395)	$3,801,143

Earnings (Loss) per Common Share Basic and Diluted	(NOTE 4)	$(0.35)	$(0.88)	$0.54
Net Investment Income per Common Share Basic and Diluted		$0.63	$0.71	$0.77
Weighted Average Shares of Common Stock Outstanding Basic and Diluted		14,803,637	8,698,814	7,018,286

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net Investment Income	$8,613,072	$6,030,721	$5,380,581
Net Change in Unrealized Gain (Loss) on Investments	(6,237,328)	(12,704,614)	2,636,310
Net Realized Gain (Loss) on:
Investments and Swap Contract	(7,575,224)	(947,601)	(4,215,748)
Foreign Currency Transactions	(1,248)	(901)	—

Net Realized Gain (Loss)	(7,576,472)	(948,502)	(4,215,748)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,200,728)	(7,622,395)	3,801,143

Dividends from Net Investment Income	(8,613,072)	(6,030,721)	(5,380,581)
Distributions from Other Sources	(1,031,916)	(1,529,310)	(1,197,728)

Net Decrease in Net Assets Resulting from Distributions	(9,644,988)	(7,560,031)	(6,578,309)

Capital Share Transactions:
Issuance of Common Stock	43,246,786	28,412,404	10,665,000
Less Offering Costs and Underwriting Fees	(1,442,780)	(893,740)	(686,580)

Net Increase in Net Assets Resulting from Capital Share Transactions	41,804,006	27,518,664	9,978,420

Total Increase (Decrease) in Net Assets	26,958,290	12,336,238	7,201,254
Net Assets at Beginning of Year	72,980,277	60,644,039	53,442,785

Net Assets at End of Year	$99,938,567	$72,980,277	$60,644,039

Capital Share Activity:
Shares Issued	11,792,396	3,873,652	1,350,000
Shares Outstanding at Beginning of Year	11,443,034	7,569,382	6,219,382

Shares Outstanding at End of Year	23,235,430	11,443,034	7,569,382

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,200,728)	$(7,622,395)	$3,801,143
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (Used in) Operating Activities
Purchases of Investments	(136,691,882)	(203,387,193)	(137,146,751)
Increase in Investments Due to PIK	(429,720)	(117,500)
Proceeds from Sale or Refinancing of Investments	122,880,572	128,301,503	142,607,861
Net Realized (Gain) Loss on:
Investments and Swap Contract	7,575,224	947,601	4,215,748
Foreign Currency Transactions	1,248	901	—
Net Change in Unrealized (Gain) Loss on Investments	6,237,328	12,704,614	(2,636,310)
Amortization and Accretion of Fixed Income Premiums and Discounts	(1,496,851)	(466,184)	(368,279)
Amortization and Accretion of Deferred Debt Issuance Premiums and Costs	129,066	158,060	1,277
Amortization of Deferred Credit Facility Fees	274,826	279,561	16,950
Change in Operating Assets and Liabilities
Deposit with Broker	2,525,000	(2,525,000)	2,350,000
Interest Receivable	(886,880)	81,244	(195,259)
Principal Receivable	183,946	(102,465)	408,604
Distributions Receivable	(15,141)	36,705	(36,705)
Due from Affiliates	(601,476)	(4,273)	—
Due from Portfolio Investment	(45,012)	(30,258)	(93,890)
Prepaid Expenses	(8,635)	3,728	(18,145)
Other Assets	(733,252)	686,947	(1,411,774)
Due to Affiliates	160,523	163,595	148,018
Accrued Liabilities	(5,479)	(296,612)	286,077
Deposit from Swap Counterparty	10,380,000	—	—
Due to Broker	(25,000,221)	25,000,221	(22,500,041)
Payable for Investments Acquired	(9,880,172)	24,900,172	—
Interest Payable	12,351	(88,913)	(8,351)
Other Liabilities	(770,843)	718,104	218,238

Net Cash Provided by (Used in) Operating Activities	(31,406,208)	(20,657,837)	(10,361,589)

Cash Flows from Financing Activities:
Bank Overdraft	(821,316)	821,316	—
Borrowings Under Credit Facility	200,789,889	133,483,457	98,538,884
Payments Under Credit Facility	(209,225,352)	(150,632,141)	(91,499,397)
Distributions Paid to Shareholders	(9,598,431)	(7,376,190)	(6,474,359)
Deferred Credit Facility Fees	(93,121)	(185,065)	(510,796)
Payment of Offering Expenses and Underwriting Fees	(1,799,518)	(771,078)	(725,426)
Payment of Distribution Notes	—	(3,404,583)	—
Proceeds from Notes Payable	12,643,834	2,280,602	17,757,649
Proceeds from Issuance of Common Stock	43,246,786	28,412,404	10,665,000

Net Cash Provided by (Used in) Financing Activities	35,142,771	2,628,722	27,751,555

Total Increase (Decrease) in Cash	3,736,563	(18,029,115)	17,389,966
Cash Balance at Beginning of Year	—	18,029,115	639,149

Cash Balance at End of Year	$3,736,563	$—	$18,029,115

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Supplemental Disclosure of Non-Cash Operating Activities:
Exercise of General Cannabis Corp. warrant into common stock	$486,786	$—	$—
Supplemental Disclosures of Non-Cash Financing Activities:
Distributions Declared, Not Yet Paid	$813,240	$766,683	$582,842
Accrued Offering Expenses	$7,258	$35,828	$—
Supplemental Disclosure of Cash Flow Information:
Cash Paid During the Period for Interest	$3,889,315	$2,344,779	$1,844,619

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Control Investments(3)
Takoda Resources Inc.* Geophysical Surveying and Mapping Services	Senior Secured Term Loan, 16.00%, 4/1/2016(9)	$3,054,532	$3,054,532	$161,585	0.16%
	Common Stock^,(5)	749	—	—	—%

			3,054,532	161,585	0.16%

Texas Westchester Financial, LLC Consumer Financing	Limited Liability Company Interests^	9,278	491,713	177,500	0.18%
The Finance Company, LLC Consumer Financing	Senior Secured Term Loan, 15.00% (one month LIBOR plus 14.25%, 15.00% floor), 9/30/2015	$4,195,915	4,187,977	4,204,167	4.21%
	Limited Liability Company Interests	50	140,414	802,027	0.80%

			4,328,391	5,006,194	5.01%

TransAmerican Asset Servicing Group, LLC Asset Recovery Services	Senior Secured Revolving Loan, 12.00%, 7/25/2016(9)	$3,563,246	3,534,960	466,785	0.47%
	Limited Liability Company Interests^,(6)	75	—	—	—%

			3,534,960	466,785	0.47%

Total Control Investments			11,409,596	5,812,064	5.82%

Affiliate Investments(4)
Modular Process Control, LLC Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (one month LIBOR plus 13.50%, 14.50% floor), 3/28/2017	$1,297,884	1,294,200	1,175,320	1.18%
	Senior Secured Term Loan, 15.50% (one month LIBOR plus 14.50%, 15.50% floor), 3/28/2017	$4,900,000	4,743,125	2,296,957	2.30%
	Senior Secured Term Loan—Tranche 2, 18.00% (one month LIBOR plus 17.00%, 18.00% floor), 3/28/2017**	$953,143	953,143	191,550	0.19%
	Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expires 3/28/2023^	1	288,000	—	—%

			7,278,468	3,663,827	3.67%

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Affiliate Investments (continued)
ProGrade Ammo Group, LLC Munitions	Senior Secured Revolving Loan, 9.19% (one month LIBOR plus 9.00%, 9.19% floor), 3/30/2016(9)	$1,821,447	$1,821,447	$1,821,447	1.82%
	Senior Secured Term Loan, 16.19% (one month LIBOR plus 16.00%, 16.19% floor), 3/30/2016(9)	$4,843,750	4,843,750	768,862	0.77%
	Warrants for 19.9% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018^	181,240	176,770	—	—%

			6,841,967	2,590,309	2.59%

SOLEX Fine Foods, LLC; Catsmo, LLC Food Distributors and Wholesalers	Senior Secured Term Loan, 12.33% (one month LIBOR plus 12.14%), 12/28/2016	$3,861,696	3,814,813	3,832,347	3.83%
	Limited Liability Company Interests^,(7)	1	290,284	—	—%
	Warrants for 1.6% of the outstanding LLC interests (strike price $0.01), expire 12/31/2022^,(7)	1	58,055	—	—%

			4,163,152	3,832,347	3.83%

US Oilfield Company, LLC Oil and Gas Field Services	Senior Secured Revolving Loan, 12.69% (one month LIBOR plus 12.50%), 8/13/2017	$545,118	545,118	545,118	0.55%
	Senior Secured Term Loan A, 12.69% (one month LIBOR plus 12.50%), 8/13/2017	$854,167	847,155	840,415	0.84%
	Senior Secured Term Loan B, 12.69% (one month LIBOR plus 12.50%), 8/13/2017	$4,368,132	4,328,366	4,297,805	4.30%
	Warrant for 7.625% of the outstanding Class A voting LLC interests (strike price $0.01), expires 8/13/2024^	1	—	—	—%
	Warrants for 1.824% of the outstanding Class B non-voting LLC interests (strike price $0.01), expires 8/13/2024^	2	—	—	—

			5,720,639	5,683,338	5.69%

West World Media, LLC Information and Data Services	Limited Liability Company Interests^,(8)	148,326	430,500	249,451	0.25%

Total Affiliate Investments			24,434,726	16,019,272	16.03%

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments
Ads Direct Media, Inc. Internet Advertising	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.00%, 13.50% floor) 10/9/2017	$2,406,250	$2,387,763	$2,392,294	2.39%
	Warrant for 3.25% of outstanding LLC interests (strike price $0.01) expires 10/9/2024^	1	—	—	—%

			2,387,763	2,392,294	2.39%

AP Gaming I, LLC Gambling Machine Manufacturer	Unfunded Revolving Loan, 8.25%, 12/20/2018(10)	$—	(146,988)	(146,988)	(0.15)%
	Senior Secured Term Loan, 9.25% (one month LIBOR plus 8.25%, 9.25% floor) 12/20/2020	$3,989,873	3,950,167	3,950,167	3.95%

			3,803,179	3,803,179	3.80%

Attention Transit Advertising Systems, LLC Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	$1,915,341	1,915,341	1,979,058	1.98%
Background Images, Inc. Equipment Rental Services	Senior Secured Term Loan—Term A, 14.69% (one month LIBOR plus 14.50%), 7/31/2015	$132,866	132,866	146,525	0.15%
	Senior Secured Term Loan—Term B, 16.44% (one month LIBOR plus 16.25%), 7/31/2015	$485,725	485,725	493,449	0.49%

			618,591	639,974	0.64%

Bioventus, LLC Specialty Pharmaceuticals	Subordinated Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 4/10/2020	$6,000,000	5,944,426	5,970,000	5.97%
Butler Burgher Group, LLC Real Estate Management Services	Senior Secured Revolving Loan, 13.50% (one month LIBOR plus 13.25%, 13.50% floor), 6/30/2017	$750,000	745,237	800,000	0.80%
	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.25%, 13.50% floor), 6/30/2017	$7,349,264	7,302,515	7,716,728	7.72%

			8,047,752	8,516,728	8.52%

Davidzon Radio, Inc. Radio Broadcasting	Senior Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 3/31/2020	$10,897,013	8,991,089	9,262,098	9.27%
Fuse, LLC Television Programming	Senior Secured Note, 10.375%, 7/1/2019	$7,000,000	7,041,962	5,775,000	5.78%

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
GC Pivotal, LLC Data Connectivity Services Company	Unsecured Notes, 11.00%, 12/31/2020	$3,164,000	$3,171,910	$3,171,910	3.17%
General Cannabis Corp. Non-Residential Property Owner	Common Stock	654,409	515,094	1,308,818	1.31%
GK Holdings Inc. IT and Business Skill Training	Subordinated Secured Term Loan, 10.50% (one month LIBOR plus 9.50%, 10.50% floor), 1/20/2022	$2,000,000	1,962,074	1,980,000	1.98%
Good Technology Corporation Mobile Device Management	Senior Secured Note, 5.00%, 10/1/2017	$10,000,000	8,201,173	8,845,667	8.85%
	Warrants for 203.252 shares (at a $4.92 strike price), expire 9/30/2018^	10,000	2,289,400	2,289,400	2.29%

			10,490,573	11,135,067	11.14%

Granite Ridge Energy, LLC Power Generation	Common Stock	60,000	12,975,000	12,975,000	12.98%
GW Power, LLC and Greenwood Fuels WI, LLC Electric Services	Senior Secured Term Loan, 12.19% (one month LIBOR plus 12.00%, 12.16% floor), 3/31/2016	$5,320,388	5,299,835	5,255,480	5.26%
Infinite Aegis Group, LLC Healthcare Billing and Collections	Warrant for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expires 8/1/2023^	1	107,349	—	—%
JN Medical Corporation Biological Products	Senior Secured Term Loan, 11.25%, (one month LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	$3,500,000	3,481,766	3,449,367	3.45%
Lee Enterprises, Incorporated Daily and Weekly Newspaper Publisher	Senior Secured Notes, 9.50%, 3/15/2022	$2,000,000	2,045,000	2,045,000	2.05%
Luling Lodging, LLC Hotel Operator	Senior Secured Term Loan, 12.25% (one month LIBOR plus 12.00%, 12.25% floor), 12/17/2017	$4,500,000	4,463,119	4,303,650	4.31%
Medinet Investments, LLC Medical Liability Claims Factoring	Senior Secured Revolving Loan, 13.50%, (one month LIBOR plus 13.00%, 13.50% floor), 7/23/2017	$188,313	183,211	103,083	0.10%
New Media West, LLC Cable TV/Broadband Services	Senior Secured Term Loan, 9.00%, 12/31/2017(9)	$3,811,681	3,811,681	—	—%

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
OPS Acquisitions Limited and Ocean Protection Services Limited* Maritime Security Services	Senior Secured Term Loan, 12.50%, (one month LIBOR plus 12.00%, 12.50% floor), 3/4/2017	$5,950,000	$5,913,412	$5,968,246	5.97%
PEAKS Trust 2009-1* Consumer Financing	Senior Secured Term Loan, 7.50%, (one month LIBOR plus 5.50%, 7.50% floor), 1/27/2020	$3,450,828	2,947,443	2,705,449	2.71%
PR Wireless, Inc. Wireless Communications	Senior Secured Term Loan, 10.00%, (one month LIBOR plus 9.00%, 10.00% floor), 6/27/2020	$8,415,000	7,618,897	7,573,500	7.58%
	Warrant for 101 shares (at a $0.01 strike price), expires 6/27/2024^	1	634,145	378,675	0.38%

			8,253,042	7,952,175	7.96%

Pristine Environments, Inc. Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 11.70% (one month LIBOR plus 11.50%, 11.70% floor), 3/31/2017	$5,614,310	5,614,310	5,863,211	5.87%
	Senior Secured Term Loan A, 12.70% (one month LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$1,607,656	1,602,678	1,685,037	1.69%
	Senior Secured Term Loan B, 12.70% (one month LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$3,026,563	2,979,285	3,172,039	3.17%

			10,196,273	10,720,287	10.73%

RiceBran Technologies Corporation Grain Mill Products	Senior Secured Revolving Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor), 6/1/2018	$1,000,000	939,362	939,362	0.94%
	Senior Secured Term Loan, 11.50% (one month LIBOR plus 10.75%, 11.50% floor), 6/1/2018	$2,500,000	2,348,330	2,348,330	2.35%
	Warrants for 300,000 (at a $5.25 strike price), expires 5/12/2020^	300,000	39,368	27,000	0.03%

			3,327,060	3,314,692	3.32%

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
Sundberg America, LLC et al Appliance Parts Distributor	Senior Secured Notes, 9.50%, 4/30/2020	$8,000,000	$7,960,112	$7,960,112	7.97%
The Selling Source, LLC Information and Data Services	Senior Secured Term Loan, 15.00%, 12/31/2017**	$3,869,881	3,855,453	3,140,666	3.14%
US Shale Solutions, Inc. Oil and Gas Field Services	Senior Secured Note, 12.50%, 9/1/2017(9)	$9,000,000	6,641,957	4,455,000	4.46%
	Warrants for 2.78 shares (at a $0.01 strike price), expire 9/1/2024^	9,000	114	90	0.00%

			6,642,071	4,455,090	4.46%

Total Other Investments			136,351,581	130,282,423	130.36%

Total Investments			$172,195,903	$152,113,759	152.21%

Counterparty	Instrument	# of Contracts	Notional	Cost	Fair Value	% of Net Asset Value
Derivative Instruments
Reef Road Master Fund, Ltd.	Total Return Swap, Pay Total Return on 60,000 shares of Granite Ridge Energy, LLC, Receive 3% Fixed Rate, expires June 29, 2016	1	$12,975,000	$—	$—	—%

        The following tables show the fair value of our portfolio of investments by geography and industry as of June 30, 2015.

	June 30, 2015
Geography	Investment at Fair Value (in millions)	Percentage of Net Assets
United States	$145.9	146.08%
United Kingdom	6.0	5.97
Canada	0.2	0.16

Total	$152.1	152.21%

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

	June 30, 2015
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Power Generation	$13.0	12.98%
Mobile Device Management	11.1	11.14
Building Cleaning and Maintenance Services	10.7	10.73
Oil and Gas Field Services	10.1	10.14
Radio Broadcasting	9.3	9.27
Real Estate Management Services	8.5	8.52
Appliance Parts Distributor	8.0	7.97
Wireless Communications	8.0	7.96
Consumer Financing	7.9	7.90
Specialty Pharmaceuticals	6.0	5.97
Maritime Security Services	6.0	5.97
Television Programming	5.8	5.78
Electric Services	5.2	5.26
Hotel Operator	4.3	4.31
Food Distributors and Wholesalers	3.8	3.83
Gambling Machine Manufacturer	3.8	3.81
Energy Efficiency Services	3.6	3.67
Biological Products	3.4	3.45
Information and Data Services	3.4	3.39
Grain Mill Products	3.3	3.32
Data Connectivity Service Company	3.2	3.17
Munitions	2.6	2.59
Internet Advertising	2.4	2.39
Daily and Weekly Newspaper Publisher	2.0	2.05
IT and Business Skill Training	2.0	1.98
Outdoor Advertising Services	2.0	1.98
Non-Residential Property Owner	1.3	1.31
Equipment Rental Services	0.6	0.64
Asset Recovery Services	0.5	0.47
Geophysical Surveying and Mapping Services	0.2	0.16
Medical Liability Claims Factoring	0.1	0.10
Cable TV/Broadband Services	—	—

Total	$152.1	152.21%

(1)
The Company's investments are acquired in private transactions exempt from registration under the Securities Act of 1933 and therefore, are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act of 1933.

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2015

(2)
A majority of the Company's variable rate debt investments bear interest at a rate that is determined by reference to LIBOR ("London Interbank Offered Rate") or the U.S. prime rate, and which is reset daily, monthly, quarterly or semi-annually. For each debt investment, the Company has provided the interest rate in effect as of June 30, 2015. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.

(3)
"Control Investments" are investments in those companies that are "Control Investments" of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a "Control Investment" of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.

(4)
"Affiliate Investments" are investments in those companies that are "Affiliated Companies" of the Company, as defined in the Investment Company Act of 1940, which are not "Control Investments." A company is deemed to be an "Affiliate" of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.

(5)
Full Circle Capital Corporation's equity investment in Takoda Resources Inc. is held through its wholly owned subsidiary FC Takoda Holdings, LLC.

(6)
Full Circle Capital Corporation's equity investment in TransAmerican Asset Servicing Group, LLC is held through its wholly owned subsidiary TransAmerican Asset Servicing Group, Inc.

(7)
Full Circle Capital Corporation's equity investments in SOLEX Fine Foods, LLC; Catsmo, LLC are held through its wholly owned subsidiary FC New Specialty Foods, Inc.

(8)
A portion of Full Circle Capital Corporation's investment in West World Media, LLC is held through its wholly owned subsidiary Full Circle West, Inc. The remainder of the LLC interests are held directly by Full Circle Capital Corporation.

(9)
Investments were on non-accrual status as of June 30, 2015.

(10)
The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future.

*
Indicates assets that the Company believes do not represent "qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.

**
Security pays all or a portion of its interest in kind.

^
Security is a non-income producing security.

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2014

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Control Investments(3)
New Media West, LLC Cable TV/Broadband Services	Senior Secured Term Loan, 9.00%, 12/31/2017	$4,826,711	$4,826,711	$4,605,326	6.31%
	Limited Liability Company Interests^,(5)	720	3,600,000	1,061,353	1.45%

			8,426,711	5,666,679	7.76%

Takoda Resources Inc.* Geophysical Surveying and Mapping Services	Senior Secured Term Loan, 16.00%, 4/1/2016	$2,692,828	2,692,828	2,557,379	3.50%
	Common Stock^,(6)	749	—	—	—%

			2,692,828	2,557,379	3.50%

Texas Westchester Financial, LLC Consumer Financing	Limited Liability Company Interests^	9,278	905,819	540,037	0.74%
The Finance Company, LLC Consumer Financing	Senior Secured Term Loan, 15.00% (LIBOR plus 14.25%, 15.00% floor), 9/30/2015	$5,163,547	5,117,223	5,258,384	7.21%
	Limited Liability Company Interests	50	140,414	1,956,521	2.68%

			5,257,637	7,214,905	9.89%

TransAmerican Asset Servicing Group, LLC Asset Recovery Services	Senior Secured Revolving Loan, 12.00%, 7/25/2016	$3,008,154	2,970,154	1,560,057	2.14%
	Limited Liability Company Interests,^,(7)	75	—	—	—%

			2,970,154	1,560,057	2.14%

Total Control Investments			20,253,149	17,539,057	24.03%

Affiliate Investments(4)
Advanced Cannabis Solutions, Inc. Non-Residential Property Owner	Warrant for 1,000,000 shares (at a $5.50 strike price), 1/21/2017^	1	500,000	2,356,212	3.23%
Modular Process Control, LLC Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (LIBOR plus 13.50%, 14.50% floor), 3/28/2017	$984,569	956,401	984,569	1.35%
	Senior Secured Term Loan, 15.50% (LIBOR plus 14.50%, 15.50% floor), 3/28/2017	$5,000,000	4,768,199	2,845,333	3.90%
	Senior Secured Term Loan—Tranche 2, 18.00%, (LIBOR plus 17.00%, 18.00% floor), 3/28/2017***	$795,237	795,237	141,208	0.19%
	Modular Process Control, LLC—Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expire 3/28/2023^	1	288,000	—	—%

			6,807,837	3,971,110	5.44%

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Affiliate Investments (continued)
ProGrade Ammo Group, LLC Munitions	Senior Secured Revolving Loan, 9.19% (LIBOR plus 9.00%, 9.19% floor), 3/30/2016	$3,249,300	$3,249,300	$3,249,300	4.45%
	Senior Secured Term Loan, 16.19% (LIBOR plus 16.00%, 16.19% floor), 3/30/2016	$4,843,750	4,839,156	883,984	1.21%
	Warrants for 9.5% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018^	181,240	176,770	—	—%

			8,265,226	4,133,284	5.66%

SOLEX Fine Foods, LLC; Catsmo, LLC Food Distributors and Wholesalers	Senior Secured Term Loan, 12.30% (LIBOR plus 12.14%), 12/28/2016	$3,900,000	3,825,213	3,792,490	5.20%
	Limited Liability Company Interests^,(8)	1	290,284	78,775	0.11%
	Warrants for 1.6% of the outstanding LLC interests (strike price $0.01), expire 12/31/2022^,(8)	1	58,055	17,649	0.02%

			4,173,552	3,888,914	5.33%

West World Media, LLC Information and Data Services	Limited Liability Company Interests^,(9)	85,210	430,500	238,897	0.33%

Total Affiliate Investments			20,177,115	14,588,417	19.99%

Other Investments
Attention Transit Advertising Systems, LLC Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	$2,147,504	2,147,504	2,174,419	2.98%
Background Images, Inc. Equipment Rental Services	Senior Secured Term Loan—Term A, 14.66% (LIBOR plus 14.50%), 6/28/2015	$1,109,750	1,109,750	1,136,939	1.56%
	Senior Secured Term Loan—Term B, 16.41% (LIBOR plus 16.25%), 6/28/2015	$627,250	627,250	641,321	0.88%

			1,737,000	1,778,260	2.44%

Blackstrap Broadcasting, LLC Radio Broadcasting	Senior Secured Term Loan, 6.16% (LIBOR plus 6.00%), 7/31/2014(10)	$3,095,547	3,095,547	2,466,841	3.38%
	Subordinated Secured Term Loan, 16.00% (PRIME plus 7.75%, 16.00% floor), 7/31/2014(10)	$3,500,000	3,500,000	—	—%

			6,595,547	2,466,841	3.38%

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
Butler Burgher Group, LLC Real Estate Management Services	Senior Secured Revolving Loan, 12.00% (LIBOR plus 11.75%, 12.00% floor), 6/30/2017	$750,000	$743,250	$743,250	1.02%
	Senior Secured Term Loan, 12.00% (LIBOR plus 11.75%, 12.00% floor), 6/30/2017	$8,000,000	7,928,006	7,928,006	10.86%

			8,671,256	8,671,256	11.88%

CPX, Inc. Industrial Molded Products	Senior Secured Revolving Loan, 14.19% (LIBOR plus 14.00%, 14.19% floor), 9/30/2016	$2,000,000	1,984,726	2,000,000	2.74%
	Senior Secured Term Loan, 14.69% (LIBOR plus 14.50%, 14.69% floor), 9/30/2016	$950,000	938,103	953,040	1.31%

			2,922,829	2,953,040	4.05%

Dynamic Energy Services International, LLC Oil and Gas Field Services	Senior Secured Term Loan, 9.50%, (LIBOR plus 8.50%, 9.50% floor), 3/12/2018	$4,937,500	4,845,331	4,845,331	6.64%
Esselte Holdings Inc., Esselte AB* Stationery, Tablets, and Related Products	Senior Secured Term Loan, 10.75% (LIBOR plus 8.75%, 10.75% floor), 2/29/2016	$1,779,931	1,780,317	1,794,764	2.46%
GW Power, LLC and Greenwood Fuels WI, LLC Electric Services	Senior Secured Term Loan, 12.16% (LIBOR plus 12.00%, 12.16% floor), 3/31/2016	$6,000,000	5,947,109	5,947,109	8.15%
Infinite Aegis Group, LLC Healthcare Billing and Collections	Senior Secured Revolving Loan, 12.19% (LIBOR plus 12.00%, 12.19% floor), 7/31/2017	$1,550,000	1,536,485	1,550,000	2.12%
	Senior Secured Term Loan, 15.19% (LIBOR plus 15.00%, 15.19% floor), 7/31/2017***	$3,950,458	3,842,232	3,846,957	5.27%
	Warrants for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expire 8/1/2023^	1	107,349	52,415	0.07%

			5,486,066	5,449,372	7.46%

JN Medical Corporation Biological Products	Senior Secured Term Loan, 11.25%, (LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	$3,500,000	3,465,000	3,465,000	4.75%
MDU Communications (USA) Inc. Cable TV/Broadband Services	Senior Secured Term Loan— Tranche A, 2.00%, 10/3/2014(10)	$1,755,111	1,755,111	451,766	0.62%
Ocean Protection Services* Maritime Security Services	Senior Secured Term Loan, 12.50%, (LIBOR plus 12.00%, 12.50% floor), 3/4/2017	$7,000,000	6,935,624	7,136,267	9.78%

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

Description and Industry(1)	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
PEAKS Trust 2009-1* Consumer Financing	Senior Secured Term Loan, 7.50%, (LIBOR plus 5.50%, 7.50% floor), 1/27/2020	$10,296,774	$8,560,025	$8,803,741	12.06%
PR Wireless, Inc. Wireless Communications	Senior Secured Term Loan, 10.00%, (LIBOR plus 9.00%, 10.00% floor), 6/27/2020	$8,500,000	7,695,855	7,695,855	10.54%
	Warrant for 101 shares (at a $0.01 strike price), 6/27/2024^	1	634,145	634,145	0.87%

			8,330,000	8,330,000	11.41%

Pristine Environments, Inc. Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 11.70% (LIBOR plus 11.50%, 11.70% floor), 3/31/2017	$3,378,379	3,378,379	3,519,370	4.82%
	Senior Secured Term Loan A, 12.70% (LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$1,049,875	1,041,852	1,079,097	1.48%
	Senior Secured Term Loan B, 12.70% (LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$3,250,000	3,175,000	3,336,125	4.57%

			7,595,231	7,934,592	10.87%

RCS Capital Corp.* Financial Services	Subordinated Secured Term Loan, 10.50%, (LIBOR plus 9.50%, 10.50% floor), 4/29/2021	$7,500,000	7,628,939	7,743,750	10.61%
SiTV, LLC**** Television Programming	Senior Secured Note, 10.375%, 7/1/2019	$7,000,000	7,050,000	7,175,000	9.83%
The Selling Source, LLC Information and Data Services	Senior Secured Term Loan, 12.54%, 1/31/2017	$3,637,572	3,613,822	2,442,630	3.35%
US Path Labs, LLC Healthcare Services	Senior Secured Term Loan, 14.00% (LIBOR plus 13.25%, 14.00% floor), 8/31/2014	$3,500,000	3,482,306	3,500,000	4.80%
VaultLogix, LLC Information Retrieval Services	Warrants for Variable % Ownership, (at a $307.855 strike price), expire 1/14/2019^	3,349	56,147	—	—%
United States Treasury	United States Treasury Bill** (0.11)%, 7/3/2014	$25,000,000	25,000,147	25,000,147	34.26%

Total Other Investments			123,605,311	118,063,285	161.78%

Total Investments			$164,035,575	$150,190,759	205.80%

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

        The following tables show the fair value of our portfolio of investments by geography and industry as of June 30, 2014, excluding United States Treasury Bills.

	June 30, 2014
Geography	Investment at Fair Value (in millions)	Percentage of Net Assets
United States	$115.5	158.26%
United Kingdom	7.1	9.78
Canada	2.6	3.50

Total	$125.2	171.54%

	June 30, 2014
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Consumer Financing	$16.5	22.69%
Real Estate Management Services	8.7	11.88
Wireless Communications	8.3	11.41
Building Cleaning and Maintenance Services	7.9	10.87
Financial Services	7.7	10.61
Television Programming	7.2	9.83
Maritime Security Services	7.1	9.78
CableTV/Broadband Services	6.1	8.38
Electric Services	5.9	8.15
Healthcare Billing and Collections	5.4	7.47
Oil and Gas Field Services	4.8	6.64
Munitions	4.1	5.66
Energy Efficiency Services	4.0	5.44
Food Distributors and Wholesalers	3.9	5.33
Healthcare Services	3.5	4.80
Biological Products	3.5	4.75
Industrial Molded Products	3.0	4.05
Information and Data Services	2.7	3.67
Geophysical Surveying and Mapping Services	2.6	3.50
Radio Broadcasting	2.5	3.38
Non-Residential Property Owner	2.4	3.23
Outdoor Advertising Services	2.2	2.98
Stationery, Tablets, and Related Products	1.8	2.46
Equipment Rental Services	1.8	2.44
Asset Recovery Services	1.6	2.14

Total	$125.2	171.54%

(1)
The Company's investments are acquired in private transactions exempt from registration under the Securities Act of 1933 and therefore, are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act of 1933.

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

(2)
A majority of the Company's variable rate debt investments bear interest at a rate that is determined by reference to LIBOR ("London Interbank Offered Rate") or the U.S. prime rate, and which is reset daily, monthly, quarterly or semi-annually. For each debt investment, the Company has provided the interest rate in effect as of June 30, 2014. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed.

(3)
"Control Investments" are investments in those companies that are "Control Investments" of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a "Control Investment" of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.

(4)
"Affiliate Investments" are investments in those companies that are "Affiliated Companies" of the Company, as defined in the Investment Company Act of 1940, which are not "Control Investments." A company is deemed to be an "Affiliate" of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.

(5)
Full Circle Capital Corporation's equity investment in New Media West, LLC is held through its wholly owned subsidiary FC New Media, Inc.

(6)
Full Circle Capital Corporation's equity investment in Takoda Resources Inc. is held through its wholly owned subsidiary FC Takoda Holdings, LLC.

(7)
Full Circle Capital Corporation's equity investment in TransAmerican Asset Servicing Group, LLC is held through its wholly owned subsidiary TransAmerican Asset Servicing Group, Inc.

(8)
Full Circle Capital Corporation's equity investments in SOLEX Fine Foods, LLC; Catsmo, LLC are held through its wholly owned subsidiary FC New Specialty Foods, Inc.

(9)
A portion of Full Circle Capital Corporation's investment in West World Media, LLC is held through its wholly owned subsidiary Full Circle West, Inc. The remainder of the LLC interests are held directly by Full Circle Capital Corporation.

(10)
Investments were on non-accrual status as of June 30, 2014.

*
Investment is not a qualifying asset under Section 55(a) of the 1940 Act.

**
Interest rate shown reflects yield to maturity at time of purchase.

***
Security pays all or a portion of its interest in kind.

****
Security is a "when issued" security.

^
Security is a non-income producing security.

See Notes to Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 1. Organization

        References herein to "we", "us" or "our" refer to Full Circle Capital Corporation and Subsidiaries ("Full Circle Capital" or the "Company") unless the context specifically requires otherwise.

        We were formed as Full Circle Capital Corporation, a Maryland corporation, on April 16, 2010 and were funded in an initial public offering, or IPO, completed on August 31, 2010. We are a non-diversified, closed-end investment company that has filed an election to be treated as a business development company, or BDC, under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we expect to qualify annually as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. We invest primarily in senior secured term debt issued by lower middle-market and middle-market companies. Our investment objective is to generate both current income and capital appreciation through debt and equity investments.

Note 2. Significant Accounting Policies

Use of Estimates and Basis of Presentation

        The preparation of the accompanying Consolidated Financial Statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ materially.

        The June 30, 2014 and June 30, 2013 Consolidated Financial Statements were reclassified in order to be consistent with the new format used for the June 30, 2015 Consolidated Financial Statements.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities owned by another company or person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments, such as limited partnerships or private companies, are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments acquired, respectively, in the Consolidated Statements of Assets and Liabilities.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are generally precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our Consolidated Financial Statements include our accounts and the accounts of Full Circle West, Inc., FC New Media, Inc., TransAmerican Asset Servicing

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 2. Significant Accounting Policies—(continued)

Group, Inc., FC New Specialty Foods, Inc., and FC Takoda Holdings, LLC, our wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Valuation of Investments

        In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

        Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are not considered to be the best estimate of fair value are valued at fair value as determined in good faith by the Board of Directors (the "Board"). Because the Company expects that there will not be a readily available market value for many of the investments in the Company's portfolio, it is expected that many of the Company's portfolio investments' values will be determined in good faith by the Board in accordance with a documented valuation policy that has been reviewed and approved by the Board and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        In determining fair value, Full Circle Capital's Board uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

        Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Board's assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

        Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Board or the Audit Committee of the Board (the "Audit Committee"), does not represent fair value, are valued as follows:

  1.
  The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

  2.
  Preliminary valuation conclusions are then documented and discussed with the Company's senior management. Independent third-party valuation firms are engaged by, or on behalf of, the Audit Committee to conduct independent appraisals or review management's preliminary valuations or make their own independent assessment, for certain assets;

  3.
  The Audit Committee discusses valuations and recommends the fair value of each investment in the portfolio in good faith based on the input of the Company and, where appropriate, the independent valuation firms; and

  4.
  The Board then discusses the valuations and determines in good faith the fair value of each investment in the portfolio based upon input from the Company, estimates from the independent valuation firms and the recommendations of the Audit Committee.

        GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 2. Significant Accounting Policies—(continued)

based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

  Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

        Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

  Senior and Subordinated Loans

        The Company's portfolio consists primarily of private debt instruments. Investments for which market quotations are readily available ("Level 2 Debt") are generally valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers. For other debt investments ("Level 3 Debt"), market quotations are not available and other techniques are used to determine fair value. The Company considers its Level 3 Debt to be performing if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 Debt, the Board considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions, success and prepayment fees, and other relevant factors, both qualitative and quantitative. In the event that a Level 3 Debt instrument is not performing, as defined above, the Board may evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 Debt instrument.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 2. Significant Accounting Policies—(continued)

        This evaluation will be updated no less than quarterly for Level 3 Debt instruments that are not performing, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by management and the Board.

  Investments in Private Companies

        The Board determines the fair value of its investments in private companies where no market quotations are readily available ("Level 3 Private Companies") by incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, including work performed by third-party valuation agents. The Level 3 Private Companies investments can include Limited Liability Company interests, common stock and other equity investments. These nonpublic investments are included in Level 3 of the fair value hierarchy.

  Warrants

        The Board ascribes value to warrants based on fair value analyses that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

  Publicly Traded Common Stock

        Publicly traded common stock in an active market ('Level 1 common stock') is valued based on unadjusted quoted prices in active markets for identical Level 1 common stock that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 common stock.

  Swap Contracts

        Derivative financial instruments such as swap contracts are valued based on discounted cash flow models and options pricing models, as appropriate. Models use observable data to the extent practicable. However, areas such as credit risk (both our own and that of the counterparty), volatilities and correlations require management to make estimates. Changes in assumptions about these factors could affect the reported fair value of derivative financial instruments at the valuation date.

        The Company has made the accounting policy not to offset fair value amounts recognized for derivative financial instruments. The related assets and liabilities are presented gross in the Consolidated Statements of Assets and Liabilities. Any cash collateral payables or receivables associated with these instruments are not added to or netted against the fair value amounts of the derivative financial instruments.

        All derivative financial instruments are carried in assets when amounts are receivable by the Company and in liabilities when amounts are payable by the Company. During the period a contract is open, changes in the value of the contracts are recognized as unrealized appreciation or depreciation to reflect the fair value of the contract at the reporting date. When the contracts settle, mature, terminate, or are otherwise closed, the Company records realized gains or losses equal to the difference between the proceeds from (or cost of) the close-out of the contracts and the original contract price. Additionally, the Company records realized gains (losses) on swap contracts when periodic payments are received or made at the end of each measurement period.

  Fair Value of Financial Instruments

        The carrying amounts of the Company's financial instruments, including cash and accrued liabilities, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company's long-term obligations are disclosed in Note 8.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 2. Significant Accounting Policies—(continued)

Cash

        The Company places its cash with Santander Bank, N.A. f/k/a Sovereign Bank, N.A. ("Santander Bank"), and at times, cash held in such accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company may invest a portion of its cash in money market funds, within the limitations of the 1940 Act.

Revenue Recognition

        Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with senior and subordinated secured loans are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a senior or subordinated secured loan, any unamortized loan origination, closing and/or commitment fees are recorded as interest income. Generally, when a payment default occurs on a loan in the portfolio, or if the Company otherwise believes that the issuer of the loan will not be able to make contractual interest payments, the Company may place the loan on non-accrual status and cease recognizing interest income on the loan until all principal and interest is current through payment, or until a restructuring occurs, and the interest income is deemed to be collectible. The Company may make exceptions to this policy if a loan has sufficient collateral value and is in the process of collection or is viewed to be able to pay all amounts due if the loan were to be collected on through an investment in or sale of the business, the sale of the assets of the business, or some portion or combination thereof.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees, excess deal deposits, prepayment fees, management fee income and similar fees are recognized as Other Income from Investments as earned, usually when received. Other fee income, including administrative and unused line fees, is included in Other Income from Investments. Income from such sources was $727,082, $2,554,551, and $1,300,292 for the years ended June 30, 2015, 2014, and 2013, respectively. Management fee income is included in Other Income from Non-Investment Sources. Income from such sources was $67,163, $2,941, and $0, for the years ended June 30, 2015, 2014, and 2013, respectively.

Change in unrealized gain (loss) on investments

        Net change in unrealized appreciation or depreciation recorded on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

        From time to time, the Company may enter into a new transaction with a portfolio company as a result of the sale, merger, foreclosure, bankruptcy or other corporate event involving the portfolio company. In such cases, the Company may receive newly issued notes, securities and/or other consideration in exchange for, or resulting from, the cancellation of the instruments previously held by the Company with regard to that portfolio company. In such cases, the Company may experience a realized loss on the instrument being sold or cancelled, and, concurrently, an elimination of any previously recognized unrealized losses on the portfolio investment. Such elimination of unrealized loss is included on the Consolidated Statements of Operations as an increase in the Net Change in Unrealized Gain (Loss) on Investments.

Federal and State Income Taxes

        The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 2. Significant Accounting Policies—(continued)

to its stockholders at least 90% of the sum of investment company taxable income ("ICTI") including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed prior to the 15th day of the ninth month after the tax year-end.

        Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended June 30, 2015, 2014, and 2013, the Company reclassified for book purposes amounts arising from permanent book/tax differences related as follows:

	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Capital in excess of par value	$(1,302,681)	$(1,695,841)	$(1,100,573)
Accumulated undistributed net investment income	1,043,849	1,598,259	1,120,291
Accumulated net realized gain (loss) from investments	$258,832	$97,582	$(19,718)

        For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended June 30, 2015, 2014, and 2013 were as follows:

	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Ordinary income	$8,342,307	$5,864,191	$5,489,254
Distributions of long-term capital gains	—	—	—
Return of capital	1,302,681	1,695,841	1,089,055

Distributions on a tax basis	$9,644,988	$7,560,032	$6,578,309

        For federal income tax purposes, the tax cost of investments owned at June 30, 2015, 2014, and 2013 was $176,255,797, $164,878,626, and $90,254,434, respectively. The net unrealized depreciation on investments owned at June 30, 2015, 2014, and 2013 was $24,142,039, $14,687,867, and $2,079,933, respectively.

        At June 30, 2015, 2014, and 2013, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company's Consolidated Statements of Assets and Liabilities by temporary and

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 2. Significant Accounting Policies—(continued)

other book/tax differences, primarily relating to the tax treatment of certain investments in partnerships and wholly-owned subsidiary corporations, fee income and organizational expenses, as follows:

	As of June 30, 2015	As of June 30, 2014	As of June 30, 2013
Accumulated capital losses	$(8,519,497)	$(4,418,701)	$(3,471,100)
Unrealized depreciation	(24,142,039)	(14,687,867)	(2,079,933)

Components of distributable earnings at year end	$(32,661,536)	$(19,106,568)	$(5,551,033)

        For the years ended June 30, 2015 and 2014, the net capital loss carryfowards were $8,519,497 and $4,418,701, respectively, which will not expire.

        The Company accounts for income taxes in conformity with ASC Topic 740—Income Taxes ("ASC 740"). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet a "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. There were no material uncertain income tax positions at June 30, 2015. Although we file federal and state tax returns, our major tax jurisdiction is federal. The Company remains subject to examination by the Internal Revenue Service for the initial tax year ending June 30, 2012 and all future years.

        If we do not distribute (or are not deemed to have distributed) each calendar year sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Minimum Distribution Amount"), we will generally be required to pay an excise tax equal to 4% of the amount by the which Minimum Distribution Amount exceeds the distributions for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Distributions

        Distributions to common stockholders are recorded on the ex-dividend date. The amounts, if any, of our monthly distributions are approved by our Board each quarter and are generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Guarantees and Indemnification Agreements

        We follow ASC Topic 460—Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("ASC 460"). The application of ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual Consolidated Financial Statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 2. Significant Accounting Policies—(continued)

certain guarantees. ASC 460 did not have a material effect on the Consolidated Financial Statements. Refer to Note 5 for further discussion of guarantees and indemnification agreements.

Per Share Information

        Basic and diluted earnings (loss) per common share is calculated using the weighted average number of common shares outstanding for the period presented. For the years ended June 30, 2015, 2014, and 2013, respectively, basic and diluted earnings (loss) per share, were the same since there are no potentially dilutive securities outstanding.

Organizational Expenses and Offering Costs

        The Company did not incur organizational expenses for the years ended June 30, 2015, 2014, and 2013. The Company complies with the requirements of ASC 340-10-S99-1, "Expenses of Offering". Deferred offering costs consist principally of legal and audit costs incurred through the balance sheet date that are related to an offering of equity securities. Such costs are charged against the gross proceeds of the offering or will be charged to the Company's operations if the offering is not completed. Offering expenses related to the Company's July 14, 2014, March 30, 2015, and April 13, 2015 offerings were $1,442,780. Refer to Note 6.

Capital Accounts

        Certain capital accounts including undistributed net investment income, accumulated net realized gain or loss, accumulated net unrealized appreciation or depreciation, and paid-in capital in excess of par, are adjusted, at least annually, for permanent differences between book and tax. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

Recent Accounting Pronouncements

        In April 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2015-03, Interest—Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"). ASU 2015-03 requires companies to present debt issuance costs related to a recognized debt liability in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. Public companies are required to apply ASU 2015-03 retrospectively for interim and annual reporting periods beginning after December 15, 2015 and early adoption is permitted. The Company has decided to early adopt this standard. As a result, deferred debt issuance costs of $833,541 and $947,937 at June 30, 2015 and 2014, respectively, are now presented as a reduction to Notes Payable in the Consolidated Statements of Assets and Liabilities. In prior periods, the deferred debt issuance costs had been presented as assets on the Consolidated Statements of Assets and Liabilities.

        In May 2015, the FASB issued ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) ("ASU 2015-07"). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2016. The Company does not believe this standard will have an impact on its Consolidated Financial Statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 3. Concentration of Credit Risk and Liquidity Risk

        In the normal course of business, the Company maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Company is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

        The Company utilizes two financial institutions to provide financing, which are essential to its business. There are a number of other financial institutions available that could potentially provide the Company with financing. Management believes that such other financial institutions would likely be able to provide similar financing with generally comparable terms. However, a change in financial institutions at the present time could cause a delay in service provisioning or result in potential lost opportunities, which could adversely affect operating results.

Note 4. Earnings (Loss) per Common Share—Basic and Diluted

        The following information sets forth the computation of basic and diluted earnings (loss) per common share for the years ended June 30, 2015, June 30, 2014, and June 30, 2013:

	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Per Share Data(1):
Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,200,728)	$(7,622,395)	$3,801,143
Weighted average shares outstanding for period basic and diluted	14,803,637	8,698,814	7,018,286

Basic and diluted earnings (loss) per common share	$(0.35)	$(0.88)	$0.54

(1)
Per share data based on weighted average shares outstanding.

Note 5. Related Party Agreements and Transactions

Investment Advisory Agreement

        On June 22, 2015, the Board re-approved an investment advisory agreement (the "Investment Advisory Agreement") with Full Circle Advisors, LLC (the "Adviser") under which the Adviser, subject to the overall supervision of our Board, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        The Adviser's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services, the Adviser receives a fee from us, consisting of two components, a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 1.75% of our gross assets, as adjusted. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, as adjusted, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 5. Related Party Agreements and Transactions—(continued)

        The total base management fees earned by the Adviser for the years ended June 30, 2015, 2014, and 2013 were $2,280,058, $1,631,694, and $1,431,851, respectively. The total base management fee payable to the Adviser as of June 30, 2015, 2014, and 2013 was $580,607, $475,595, and $389,945, after reflecting payment of $2,175,046, $1,546,044, and $1,350,177 for the years ended June 30, 2015, 2014, and 2013, and is included in the Consolidated Statements of Assets and Liabilities in Due to Affiliates.

        The incentive fee has two parts. The first part of the incentive fee (the "Income incentive fee") is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Full Circle Service Company (the "Administrator"), and any interest expenses and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include organizational costs or any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay the Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the "catch-up." The "catch-up" is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Adviser).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2010 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 5. Related Party Agreements and Transactions—(continued)

unrealized capital depreciation from the inception of Full Circle Capital. There were no incentive fees earned on realized capital gains for the years ended June 30, 2015, 2014, and 2013.

        Income incentive fees of $1,798,000, $1,511,362, and $1,339,833 were earned by the Adviser for the years ended June 30, 2015, 2014, and 2013, respectively, and the total income incentive fee payable to the Adviser as of June 30, 2015, 2014, and 2013 was $462,350, $370,132, and $338,426, after reflecting payment of $1,705,782, $1,479,656, and $1,273,489 during the years ended June 30, 2015, 2014, and 2013, respectively, and is included in the Consolidated Statements of Assets and Liabilities in Due to Affiliates.

        The Adviser has agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.50% of our net assets, beginning with our fiscal quarter ending September 30, 2014 through the end of our fiscal year 2015. For our fiscal year 2016 and beyond, the Adviser has agreed to reimburse us for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.75% of our net assets. The expense reimbursements from the Adviser for the years ended June 30, 2015, 2014, and 2013 were $989,818, $0, and $0, respectively, and the total expense reimbursement receivable from the Adviser as of June 30, 2015, 2014, and 2013 was $159,295, $0, and $0, after reflecting payment of $830,523, $0, and $0 during the years ended June 30, 2015, 2014, and 2013, respectively, and is included in Due from Affiliates on the Consolidated Statements of Assets and Liabilities.

        The Adviser had agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and organizational and offering expenses, in excess of 2% of our net assets for the first twelve months following the completion of the initial public offering, which occurred on August 31, 2010.

        For the periods commencing on April 1, 2015 and ending on June 30, 2015, and commencing on July 1, 2015 and ending on June 30, 2016, Full Circle Advisors has agreed to waive the portion of the base management fees and incentive fees that Full Circle Advisors would otherwise be entitled to receive pursuant to our Investment Advisory Agreement to the extent required in order for Full Circle Capital to earn net investment income sufficient to support the distribution payment on the shares of our common stock outstanding on the relevant record date for each monthly distribution as then declared by our board of directors. The determination of the amount to be waived will be finalized as of the end of the fiscal year for each period, with such amounts being accrued on a quarterly basis. Net investment income is defined as net income before net realized gains (losses) and unrealized gains (losses), in each case, as determined in accordance with GAAP. Full Circle Advisors will not be entitled to recoup any amount of base management fees that it waives pursuant to this agreement. For the years ended June 30, 2015, 2014, and 2013 $431,025, $0 and $0, respectively, of the base management fee was waived and is included in the management fee waiver and expense reimbursement line in the Consolidated Statements of Operations.

Administration Agreement

        On June 22, 2015, the Board re-approved an Administration Agreement with the Administrator under which the Administrator, among other things, furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 5. Related Party Agreements and Transactions—(continued)

allocable portion of Full Circle Service Company's overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff employed by the Administrator, directly or indirectly. Under the Administration Agreement, the Administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The Administrator, and Conifer Asset Solutions LLC, f/k/a Vastardis Fund Services LLC ("Conifer" or the "Sub-Administrator"), may also provide administrative services to the Adviser. As a result, the Adviser also reimburses the Administrator and/or the Sub-Administrator for its allocable portion of the Administrator's and/or Sub-Administrator's overhead, including rent, the fees and expenses associated with performing compliance functions for Full Circle Advisors, and its allocable portion of the compensation of any administrative support staff. To the extent the Adviser or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by the Administrator to such other investment vehicles will be charged to us.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator's services under the Administration Agreement or otherwise as administrator for Full Circle Capital.

  Sub-Administration Agreement

        The Administrator has engaged Conifer to provide certain administrative services to us. In exchange for providing such services, the Administrator pays Conifer an asset-based fee with a $200,000 annual minimum as adjusted for any reimbursement of expenses. This asset-based fee will vary depending upon our gross assets, as adjusted, as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

        Additionally, prior to September 30, 2013, we reimbursed the Administrator for the fees charged for the services of William E. Vastardis, our Chief Financial Officer, Treasurer and Secretary, at an annual rate of up to $250,000. On September 9, 2013, the Company's Board of Directors appointed Michael J. Sell to succeed William E. Vastardis as our Chief Financial Officer, Treasurer and Secretary effective as of September 30, 2013. Mr. Vastardis is the Chairman of Conifer Asset Solutions LLC.

        For the years ended June 30, 2015, 2014, and 2013, respectively, the Company incurred $731,447, $682,662 and $834,577, respectively, of expenses under the Administration Agreement, $256,236, $200,000, and $223,429, respectively, of which were earned by the Sub-Administrator and $303,652, $301,925, and $300,736, respectively, were paid for officers' compensation. The remaining $171,559, $180,737, and $310,412, respectively, were recorded as an Allocation of Overhead Expenses in the Consolidated Statements of Operations.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 5. Related Party Agreements and Transactions—(continued)

FC Capital Investment Partners, LLC

        On June 4, 2014, we formed FC Capital Investment Partners, LLC ("FCCIP"), a multiple series private fund, for which we serve as the managing member and investment adviser. FCCIP was formed as a Delaware limited liability company and operates under a Limited Liability Company agreement dated June 13, 2014. FCCIP closed its first series on June 17, 2014, raising approximately $5.6 million in capital from investors. FCCIP closed its second series on September 25, 2014, raising approximately $10.0 million in capital from investors. We may co-invest in certain portfolio investments from time to time with one or more series issued by FCCIP where we determine that the aggregate available investment opportunity exceeds what we believe would be appropriate for us to acquire directly, subject to certain conditions. During the years ended June 30, 2015, 2014, and 2013, the Company recognized $67,163, $2,941, and $0, respectively, in management fee income related to the services performed for FCCIP. Such amounts are included in Other Income from Non-Investment Sources on the Consolidated Statements of Operations.

Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. With regard to the Control Investments in Texas Westchester Financial, LLC, New Media West, LLC, TransAmerican Asset Servicing Group, LLC, Takoda Resources Inc., and The Finance Company, LLC, the Company has provided managerial assistance during the period for which no fees were charged. Our Chairman, John Stuart, currently serves as a director of The Finance Company, LLC, New Media West, LLC and Takoda Resources Inc. Lawrence Chua, a Senior Vice President of Full Circle Advisors, serves on the board of Takoda Resources Inc.

        As of June 30, 2015, only one non-control investment, JN Medical Corporation, had accepted our offer for managerial services during the current fiscal year. No fees have been charged to JN Medical Corporation for such services.

Note 6. Equity Offerings, Related Expenses, and Other Stock Issuances

        Equity offerings are included in the Company's capital accounts on the date that the Company assumes the obligation to issue the shares. For purposes of the calculation of Net Asset Value Per Share, Earnings Per Share and Per Share Data, the related shares are treated as outstanding on the same date that the equity offering is included in the Company's capital accounts.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 6. Equity Offerings, Related Expenses, and Other Stock Issuances—(continued)

        Offering expenses are generally charged against paid-in capital in excess of par. The proceeds raised, the related underwriting fees, the offering expenses, and the price at which common stock was issued, since inception, are detailed in the following table:

Issuances of Common Stock	Number of Shares Issued		Gross Proceeds Raised, Net Assets Acquired and Dividends Reinvested	Underwriting Fees		Offering Expenses	Gross Offering Price
April 16, 2010	100		$1,500	$—		$—	$15.00 per/share
August 31, 2010	4,191,415	(1)	$42,425,564	$—		$—	$10.13 per/share	(2)
August 31, 2010	2,000,000		$18,000,000	$1,350,000		$1,052,067	$9.00 per/share
November 27, 2012	1,350,000		$10,665,000	$533,250		$153,330	$7.90 per/share
January 14, 2014	1,892,300	(3)	$13,492,099	$539,684		$261,994	$7.13 per/share
February 27, 2014	630,000		$4,920,300	$—	(4)	$47,236	$7.81 per/share
June 19, 2014	1,351,352		$10,000,005	$—	(4)	$44,826	$7.40 per/share
July 14, 2014	506,000		$3,744,400	$—	(4)	$37,775	$7.40 per/share
March 30, 2015	11,205,921		$39,220,723	$952,214	(5)	$449,446	$3.50 per/share
April 13, 2015	80,475		$281,663	$—		$3,345	$3.50 per/share
(1)
Includes 403,662 shares that were issued on September 30, 2010 upon the expiration of the overallotment option granted to the underwriters in connection with our initial public offering. Such shares were deemed to be outstanding at August 31, 2010.

(2)
Based on weighted average price assigned to shares.

(3)
Includes 242,300 overallotment shares that were granted to the underwriters in connection with our January 14, 2014 follow-on offering. The underwriters exercised their option to purchase additional shares on January 27, 2014. Such shares were deemed to be outstanding at January 14, 2014.

(4)
This was a registered offering placed directly with investors.

(5)
Shares were issued pursuant to a rights offering. The dealer manager received $952,214 for services provided in connection with the rights offering.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 7. Financial Highlights

	Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012		For the period from August 31, 2010 (commencement of operations) to June 30, 2011
Per Share Data(1)(2):
Net asset value at beginning of period	$6.38		$8.01		$8.59		$9.08		$9.40
Accretion (dilution) from offering(s)(3)	(0.92)		0.03		(0.18)		—		—
Offering costs	(0.06)		(0.04)		(0.02)		—		(0.04)
Net investment income (loss)(8)	0.63		0.71		0.77		0.78		0.70
Net change in unrealized gain (loss)	(0.51)		(1.36)		0.37		(0.32)		(0.29)
Net realized gain (loss)	(0.51)		(0.11)		(0.60)		(0.03)		0.06
Dividends from net investment income	(0.63)		(0.69)		(0.78)		(0.80)		(0.75)
Return of capital	(0.08)		(0.17)		(0.14)		(0.12)		—

Net asset value at end of period	$4.30		$6.38		$8.01		$8.59		$9.08

Per share market value at end of period	$3.57		$7.81		$7.83		$7.65		$7.90
Total return based on market value	(46.78	)%(5)	11.51	%(5)	15.12	%(5)	8.71	%(5)	(4.03	)%(4)
Total return based on net asset value	(21.53	)%(5)	(11.00	)%(5)	4.94	%(5)	6.20	%(5)	5.62	%(4)
Shares outstanding at end of period	23,235,430		11,443,034		7,569,382		6,219,382		6,219,382
Weighted average shares outstanding for period	14,803,637		8,698,814		7,018,286		6,219,382		6,206,824
Ratio/Supplemental Data:
Net assets at end of period	$99,938,567		$72,980,277		$60,644,039		$53,442,785		$56,474,006
Average net assets	$78,137,174		$64,360,541		$57,842,601		$55,531,518		$57,455,987
Annualized ratio of gross operating expenses to average net assets(6)	13.51%		12.11%		11.52%		9.56%		8.49%
Annualized ratio of net operating expenses to average net assets(6)	11.69%		12.11%		11.52%		8.99%		7.34%
Annualized ratio of net investment income (loss) to average net assets(6)	11.02%		9.37%		9.30%		8.70%		9.29%
Annualized ratio of net operating expenses excluding management fees (net of waiver), incentive fees, and interest expense to average net assets(6)	1.51%		3.04%		3.53%		3.15%		2.00%
Portfolio Turnover(7)	74%		88	%(9)	73	%(9)	58	%(9)	54	%(9)
(1)
Financial highlights are based on weighted average shares outstanding.

(2)
Financial highlights for the period from April 16, 2010 (inception) through June 30, 2010 are not presented as the Company's operations were limited to organization and offering activities only.

(3)
Accretion and dilution from offering(s) is based on the net change in net asset value from each follow-on offering.

(4)
Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $9.00 per share and assumes that dividends are reinvested in accordance

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 7. Financial Highlights—(continued)

  with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.

(5)
Total return based on market value is based on the change in market price per share and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.

(6)
Financial Highlights for periods of less than one year are annualized and the ratios of gross and net operating expenses to average net assets and net investment income (loss) to average net assets are adjusted accordingly. Non-recurring expenses were not annualized. For the period from August 31, 2010 (commencement of operations) to June 30, 2011 the Company incurred $102,609 of organizational expenses, which were deemed to be non-recurring.

(7)
Portfolio Turnover is not annualized.

(8)
Net investment income (loss) per share is calculating based on the beginning of year and end of year shares outstanding.

(9)
Unaudited.

Note 8. Long Term Liabilities

Line of Credit

        On June 3, 2013, the Company entered into a credit facility (the "Credit Facility") with Santander Bank. The facility size was originally $32.5 million and replaced the Company's First Capital Credit Facility. The Credit Facility was subsequently increased to $45.0 million on November 5, 2013. On September 12, 2014, the Company entered into an amendment to our Credit Facility with Santander Bank, N.A. to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. The Company has not exercised its option to expand the facility as of June 30, 2015.

        The Credit Facility matures on June 3, 2016 and bears interest based on a tiered rate structure, depending upon utilization, ranging from LIBOR (one month, two month or three month, depending on the Company's option) plus 3.25% to 4.00% per annum, or from Santander Bank's prime rate plus 1.25% to 2.00% per annum, based on the Company's election. As of June 30, 2015, one month LIBOR, two month LIBOR, and three month LIBOR respectively were: 0.19%, 0.23%, and 0.28%. As of June 30, 2015, the Prime Rate was 3.25%. In addition, a fee of 0.50% to 1.00% per annum, depending on utilization, is charged on unused amounts under the Credit Facility. The Credit Facility is secured by all of the Company's assets. Under the Credit Facility, the Company has made certain customary representations and warranties, and is required to comply with various covenants, reporting requirements and other customary requirements, including a minimum balance sheet leverage ratio, for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature.

        The fees and expenses associated with opening and expanding the Credit Facility are being amortized over the term of the Credit Facility in accordance with ASC 470—Debt. As of June 30, 2015, of the total $763,984 fees and expenses incurred, $267,645 remains to be amortized and is reflected as Deferred Credit Facility Fees on the Consolidated Statements of Assets and Liabilities.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 8. Long Term Liabilities—(continued)

        At June 30, 2015 and June 30, 2014, the Company had outstanding borrowings of $0 and $8,435,463, respectively, under the Credit Facility, which amounts are included as Line of Credit in the Consolidated Statements of Assets and Liabilities.

Distribution Notes

        On August 31, 2010, the Company entered into multiple senior unsecured notes (the "Distribution Notes"). The Distribution Notes consisted of $3,404,583 in senior unsecured notes, which bore interest at a fixed rate of 8% per annum, payable quarterly in cash, and were scheduled to mature on February 28, 2014. The Distribution Notes were paid off at par plus accrued interest on July 3, 2013. At June 30, 2015 and June 30, 2014, the Company had no Distribution Notes outstanding.

Notes Payable

        On June 28, 2013, the Company issued $21,145,525 in aggregate principal amount of 8.25% Notes due June 30, 2020 (the "Notes") (including a partial exercise of the underwriters' overallotment option in July 2013) for net proceeds of $20,038,250 after deducting underwriting commissions of approximately $860,822 and offering expenses of $246,453.

        On July 14, 2014, we closed an offering of our 8.25% fixed-rate notes due 2020. The Notes offering consisted of $12,500,000 in aggregate principal amount of the Notes. The Notes were sold at price of $25.375 plus accrued interest from June 30, 2014, a premium to par value of $25.00 per Note. The sale of the notes resulted in total gross proceeds of $12,687,500. The Notes are a further issuance of, rank equally in right of payment with, and form a single series with the $21,145,525 of currently outstanding Notes.

        The offering expenses and underwriting commissions are being amortized over the term of the notes in accordance with ASC 470—Debt. Additionally, in accordance with ASU 2015-03, debt issuance costs related to the Notes are reported on the Consolidated Statements of Assets and Liabilities as a direct deduction from the face amount of the Notes. As such, as of June 30, 2015, of the total $1,150,940 issuance costs incurred, $833,541 remains to be amortized and is included in, and offsets, the Notes Payable balance in the Consolidated Statements of Assets and Liabilities. Additionally, $158,504 of the $187,500 premium related to the July 14, 2014 issuance remains unamortized and is included in the Notes Payable balance in the Consolidated Statements of Assets and Liabilities.

        Deferred Debt Issuance Costs as of June 30, 2014 on the Consolidated Statements of Assets and Liabilities has retrospectively been adjusted in accordance with ASU 2015-03. As of June 30, 2014, Notes Payable on the Consolidated Statements of Assets and Liabilities is reflected net of deferred debt issuance costs of $947,937 in accordance with ASU 2015-03. Prior to the adoption of ASU 2015-03, of the total debt issuance costs of $1,107,275 incurred, $947,937 remained to be amortized and was reflected as Deferred Debt Issuance Costs in the Consolidated Statements of Assets and Liabilities and the face amount of the Notes of $21,145,525 was presented as Notes Payable on the Consolidated Statements of Assets and Liabilities.

        The Notes were issued pursuant to an indenture, dated June 3, 2013, as supplemented by the first supplemental indenture, dated June 28, 2013 (collectively, the "Indenture"), between the Company and U.S. Bank National Association (the "Trustee"). The Notes are unsecured obligations of the Company and rank senior in right of payment to the Company's existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that is later secured) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a fixed rate of 8.25% per annum, beginning September 30, 2013. The

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 8. Long Term Liabilities—(continued)

Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after June 30, 2016. The Notes are listed on the Nasdaq Global Market under the trading symbol "FULLL" with a par value of $25.00 per share.

        The Indenture contains certain covenants, including covenants requiring compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. The Company may repurchase the Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Notes repurchased by the Company may, at the Company's option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. As of June 30, 2015, the Company had not repurchased any of the Notes in the open market.

        At June 30, 2015 and June 30, 2014, the Company had a balance of $33,645,525 and $21,145,525 on the Notes, respectively, which is included in Notes Payable in the Consolidated Statements of Assets and Liabilities.

        The following shows a summary of the Long Term Liabilities as of June 30, 2015 and June 30, 2014:

As of June 30, 2015

Facility	Commitments	Borrowings Outstanding	Fair Value
Credit Facility(1)	$45,000,000	$—	$—
Notes	33,645,525	33,645,525	34,049,271

Total	$78,645,525	$33,645,525	$34,049,271

As of June 30, 2014

Facility	Commitments	Borrowings Outstanding	Fair Value
Credit Facility(1)	$45,000,000	$8,435,463	$8,435,463
Notes	21,145,525	21,145,525	22,304,300

Total	$66,145,525	$29,580,988	$30,739,763

(1)
On September 12, 2014, the Company entered into an amendment to our Credit Facility with Santander Bank, N.A. to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. The Company has not exercised its option to expand the facility as of June 30, 2015.

        As of June 30, 2015 and June 30, 2014, the carrying amount of the Company's outstanding Credit Facility approximated fair value. The fair values of the Company's Credit Facility and Notes are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company's Notes is determined by utilizing market quotations at the measurement date.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 9. Fair Value Measurements

        The Company's assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC Topic 820—Fair Value Measurements and Disclosures ("ASC 820"). See Note 2 for a discussion of the Company's policies.

        The following table presents information about the Company's assets measured at fair value as of June 30, 2015 and June 30, 2014, respectively:

	As of June 30, 2015
	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$12,275,000	$121,630,798	$133,905,798
Limited Liability Company Interests, at fair value	—	—	1,228,978	1,228,978
Investments in Warrants, at fair value	—	90	2,695,075	2,695,165
Common Stock, at fair value	1,308,818	—	12,975,000	14,283,818
Open Swap Contract, at fair value	—	—	—	—

	$1,308,818	$12,275,090	$138,529,851	$152,113,759

	As of June 30, 2014
	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$7,175,000	$111,079,608	$118,254,608
Limited Liability Company Interests, at fair value	—	—	3,875,583	3,875,583
Investments in Warrants, at fair value	—	—	3,060,421	3,060,421
U.S. Treasury Securities, at fair value(1)	25,000,147	—	—	25,000,147

	$25,000,147	$7,175,000	$118,015,612	$150,190,759

(1)
U.S. Treasury Securities were purchased and temporarily held in connection with compliance with RIC diversification requirements under Subchapter M of the Code.

        During the year ended June 30, 2015, a portion of the Level 3 General Cannabis Corp. warrant was converted into Level 1 common stock. During the year ended June 30, 2014, there were no transfers in or out of levels.

        The following table presents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the net unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 9. Fair Value Measurements—(continued)

        The tables below reflect the changes in Level 3 assets measured at fair value for the year ended June 30, 2015 and for the year ended June 30, 2014.

	Year Ended June 30, 2015
	Beginning Balance July 1, 2014	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Transfers out of Level 3(2)	Purchases(1)	Sales & Settlements	Ending Balance June 30, 2015	Change in Unrealized Gains (Losses) for Investments still held at June 30, 2015
Assets
Senior and Subordinated Loans, at fair value	$111,079,608	$1,371,720	$(6,728,531)	$—	$113,149,706	$(97,241,705)	$121,630,798	$(7,918,295)
Limited Liability Company Interests, at fair value	3,875,583	—	(2,474,886)	—	—	(171,719)	1,228,978	(1,171,144)
Warrants, at fair value	3,060,421	—	(2,194,114)	(486,786)	2,328,768	(13,214)	2,695,075	(337,902)
Common Stock, at fair value	—	—	—		12,975,000	—	12,975,000	—
Open Swap Contract, at fair value	—	—	1,081		—	(1,081)	—	—

	$118,015,612	$1,371,720	$(11,396,450)	$(486,786)	$128,453,474	$(97,427,719)	$138,529,851	$(9,427,341)

(1)
Includes PIK interest.

(2)
Represents the transfer of a portion of the General Cannabis Corp. warrant out of Level 3 into Level 1 common stock upon conversion.

	Year Ended June 30, 2014
	Beginning Balance July 1, 2013	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Purchases(1)	Sales & Settlements	Ending Balance June 30, 2014	Change in Unrealized Gains (Losses) for Investments still held at June 30, 2014
Assets
Senior and Subordinated Loans, at fair value	$81,195,958	$466,767	$(12,452,898)	$124,171,284	$(82,301,503)	$111,079,608	$(12,199,647)
Limited Liability Company Interests, at fair value	6,784,435	—	(2,949,136)	40,284	—	3,875,583	(2,949,136)
Warrants, at fair value	194,108	—	1,624,819	1,241,494	—	3,060,421	1,624,819

	$88,174,501	$466,767	$(13,777,215)	$125,453,062	$(82,301,503)	$118,015,612	$(13,523,964)

(1)
Includes PIK interest.

        Realized and unrealized gains and losses are included in net realized gain (loss) on investments and net change in unrealized gain (loss) on investments in the Consolidated Statements of Operations. The change in unrealized losses for Level 3 investments still held at June 30, 2015 of $9,427,341 is included in net change in unrealized gain (loss) on investments in the Consolidated Statements of Operations for the year ended June 30, 2015. The change in unrealized losses for Level 3 investments still held at June 30, 2014 of $13,523,964 is included in net change in net unrealized gain (loss) on investments in the Consolidated Statements of Operations for the year ended June 30, 2014.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 9. Fair Value Measurements—(continued)

        The following table provides quantitative information regarding Level 3 fair value measurements as of June 30, 2015:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
Senior and Subordinated Loans	$91,569,415	Discounted cash flows (income approach)	Discount Rate	8.51% – 55.00% (16.27)%
	26,739,621	Precedent Transactions	Transaction Value	N/A
	3,321,762	Liquidation Value	Asset Value	N/A

Total	121,630,798

Limited Liability Interests, Warrants, and Common Stock (Private Companies)	3,719,553	Market comparable companies (market approach)	EBITDA multiple	4.00x – 7.25x (5.15x)
	12,975,000	Precedent Transactions	Transaction Value	N/A
	177,500	Liquidation Value	Asset Value	N/A

Total	16,872,053

Warrant (Public Companies)	27,000	Option Pricing Model	Volatility	32.588%
Open Swap Contract	—	Option Pricing Model	Broker Quotes	$212.50/share – $220.00/share ($216.50/share)

Total Level 3 Investments	$138,529,851

(1)
The average values were determined using the weighted average of the fair value of the investments in each investment category.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 9. Fair Value Measurements—(continued)

        The following table provides quantitative information regarding Level 3 fair value measurements as of June 30, 2014:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
Senior and Subordinated Loans	$56,194,050	Discounted cash flows (income approach)	Discount Rate	3.58% – 30.31% (13.02)%
	42,326,711	Precedent Transactions	Transaction Value	N/A
	12,558,847	Liquidation Value	Asset Value	N/A

Total	111,079,608

Limited Liability Interests and Warrants (Private Companies)	3,405,610	Market comparable companies (market approach)	EBITDA multiple	4.00x – 7.50x (4.99x)
	634,145	Precedent Transactions	Transaction Value	N/A
	540,037	Liquidation Value	Asset Value	N/A

Total	4,579,792

Warrant (Public Companies)	2,356,212	Option Pricing Model	Volatility Discount Rate	60% – 100% 40% – 60%

Total Investments	$118,015,612

(1)
The average values were determined using the weighted average of the fair value of the investments in each investment category.

        The primary significant unobservable input used in the fair value measurement of the Company's debt securities (first lien debt, second lien debt and subordinated debt), including income-producing investments in funds, is the discount rate. Significant increases (decreases) in the discount rate in isolation would result in a significantly lower (higher) fair value measurement. In determining the discount rate, for the income, or yield, approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels and credit quality, among other factors in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate discount rate to use in the income approach.

        The primary significant unobservable input used in the fair value measurement of the Company's private equity and warrant investments is the EBITDA multiple, which is used to determine the Enterprise Value. Significant increases (decreases) in the Enterprise Value in isolation would result in a significantly higher (lower) fair value measurement. To determine the Enterprise Value for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

        The primary unobservable inputs used in the fair value measurement of the Company's warrant investments, when using an option pricing model, are the discount rate and volatility. Significant increases (decreases) in the discount rate in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in the volatility in isolation would result in a significantly higher (lower) fair value measurement. Changes in one or more factors can have a similar directional change on other factors in determining the appropriate discount rate or volatility to use in the valuation of a warrant using an option pricing model.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 10. Derivative Contracts

        In the normal course of business, the Company may utilize derivative contracts in connection with its investment activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The derivative activities and exposure to derivative contracts primarily involve equity price risks. In addition to the primary underlying risk, additional counterparty risk exists due to the potential inability of counterparties to meet the terms of their contracts.

Warrants

        The warrants provide exposure and potential gains upon equity appreciation of the portfolio company's equity value.

        The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As a warrant's expiration date approaches, the time value of the warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an "in the money" warrant will decline. Further, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, there is the potential for the entire value of an investment in a warrant to be lost.

        Counterparty risk exists from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk is the fair value of the contracts and the purchase price of the warrants. The Company's Board of Directors considers the effects of counterparty risk when determining the fair value of its investments in warrants.

  Swap contracts—general

        The Company may enter into swap contracts, including interest rate swaps, total return swaps, and credit default swaps, as part of its investment strategy, to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Payments are disclosed as realized gain (loss) on open swap contracts on the Consolidated Statements of Operations. If the payment is a receivable as of the end of the period, it is disclosed as receivable on open swap contract on the Consolidated Statements of Assets and Liabilities.

        The fair value of open swaps reported in the Consolidated Statements of Assets and Liabilities may differ from that which would be realized in the event the Company terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position, as adjusted for any collateral posted to us by the counterparty or by us with the counterparty. Therefore, the Company considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

  Total return swaps

        The Company is subject to market risk in the normal course of pursuing its investment objectives. The Company may enter into total return swaps either to manage its exposure to the market or certain sectors of the market, or to create exposure to certain investments to which it is otherwise not exposed.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 10. Derivative Contracts—(continued)

        Total return swap contracts involve the exchange by the Company and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index and a specified notional amount.

        During the year ended June 30, 2015, we funded one synthetic secured loan in the form of a total return swap. More specifically, we purchased 60,000 shares of Granite Ridge Holdings, LLC, a power generation company. We contemporaneously entered into a collateralized swap agreement with another private fund, which posted approximately $10.4 million of cash collateral, whereby we swapped the returns on the shares for a fixed rate of 15.0% on the net loan amount. Under the terms of the swap, the Company expects to receive periodic payments from the counterparty. These periodic payments will be recorded as realized capital gains for accounting purposes in accordance with GAAP. For the year ended June 30, 2015, $1,081 of realized gain was included on the Consolidated Statements of Operations.

Note 11. Subsequent Events

  Recent Portfolio Activity

        On July 1, 2015, the Company issued a $6.0 million mortgage note to 310E53RD, LLC, a real estate holding company. The note bears interest at LIBOR plus 10.00% with a LIBOR floor of 0.15% and has a final maturity of July 1, 2017.

        On July 1, 2015, the senior secured credit facility and revolving commitment with Butler Burger Group, LLC, was fully repaid at par plus accrued interest and fees for total proceeds of $8,628,197.

        On July 17, 2015, the Company purchased $3.0 million of a $175.0 million senior secured term loan to Liquidnet Holdings, Inc., an equities trading platform, at 96.375% of par. The credit facility bears interest at LIBOR plus 6.75% with a LIBOR floor of 1.00% and has a final maturity of May 22, 2019.

        On July 31, 2015, the Company purchased an additional $1.0 million of senior secured notes to Lee Enterprises, Incorporated, a daily and weekly newspaper publisher. The notes bear interest at 9.50% and have a final maturity of March 15, 2022.

        On August 26, 2015, the Board of Directors authorized the purchase of an additional 1 million shares to provide for the purchase up to 2 million shares of the outstanding common stock as part of the share repurchase program.

        On September 3, 2015, the senior secured credit facility with GW Power, LLC and Greenwood Fuels WI, LLC was partially repaid for total proceeds of $2,200,000.

        On September 4, 2015, Blackberry Ltd announced that it has entered into a definitive agreement to acquire Good Technology Corporation for $425 million in cash. Upon closing of the transaction, the Company is expected to receive an $11 million repayment on its first lien notes, which would reflect a 110% redemption on the Company's initial investment. The Company has not received an indication of what value, if any, is expected to be received related to the warrants.

        On September 10, 2015, the Company sold the full $2,000,000 of the second lien term loan with GK Holdings, Inc. for total proceeds of $1,955,000 plus accrued interest.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS
June 30, 2015

Note 11. Subsequent Events—(continued)

  Distribution

        On August 4, 2015, the Board of Directors declared the following monthly distributions:

Record Date	Payment Date	Per Share Amount
October 30, 2015	November 13, 2015	$0.035
November 30, 2015	December 15, 2015	$0.035
December 31, 2015	January 15, 2016	$0.035

Note 12. Commitments and Contingencies

        In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time. As of June 30, 2015, we had approximately $2.7 million in unfunded loan commitments, subject to our approval in certain instances, to provide debt financing to certain of our portfolio companies.

        The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition or results of operations.

Note 13. Selected Quarterly Financial Data (Unaudited)

	Total Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
June 30, 2012	$2,481,143	$0.40	$1,071,947	$0.17	$(1,769,463)	$(0.28)	$(697,516)	$(0.11)
September 30, 2012	2,773,303	0.45	1,238,245	0.20	(343,354)	(0.06)	894,891	0.14
December 31, 2012	3,099,599	0.46	1,465,650	0.22	(1,893,852)	(0.28)	(428,202)	(0.06)
March 31, 2013	2,843,041	0.38	1,312,164	0.18	168,654	0.02	1,480,818	0.20
June 30, 2013	3,330,080	0.44	1,364,522	0.18	489,114	0.06	1,853,636	0.24
September 30, 2013	3,218,186	0.43	1,244,227	0.16	(3,501,376)	(0.46)	(2,257,149)	(0.30)
December 31, 2013	3,996,903	0.53	1,899,588	0.25	(3,119,528)	(0.41)	(1,219,940)	(0.16)
March 31, 2014	3,191,624	0.34	1,406,379	0.15	1,975,143	0.21	3,381,522	0.36
June 30, 2014	3,416,980	0.33	1,480,527	0.15	(9,007,355)	(0.79)	(7,526,828)	(0.73)
September 30, 2014	4,086,624	0.34	1,842,074	0.16	(1,613,376)	(0.14)	228,698	0.02
December 31, 2014	4,912,220	0.41	2,353,341	0.19	(8,926,211)	(0.75)	(6,572,870)	(0.56)
March 31, 2015	4,308,525	0.36	1,977,936	0.17	(319,968)	0.00	1,657,968	0.17
June 30, 2015	4,441,974	0.19	2,439,720	0.11	(2,954,244)	(0.13)	(514,524)	(0.02)
(1)
Per share amounts are calculated using weighted average shares outstanding during the period, except where such amounts need to be adjusted to be consistent with what is disclosed in the financial highlights of our audited financial statements.

Schedule 12-14

        The table below represents the fair value of control and affiliate investments at June 30, 2014 and any amortization, purchases, sales, and realized and net unrealized gain (loss) made to such investments, as well as the ending fair value as of June 30, 2015.

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment	Par Amount/ Quantity	Amount of Interest and Dividends Credited in Income	Fair Value at June 30, 2014	Accretion/ Amortization	Purchases	Sales	Realized and Unrealized Gains/Losses	Transfer from Control to Non-Control/ Non-Affiliate Investment	Fair Value at June 30, 2015
Control Investments
New Media West, LLC(2)
Senior Debt/Limited Liability Company Interests(4)	$3,811,681	$318,461	$5,666,679	$—	$—	$(1,015,030)	$(4,651,649)	$—	$—
Takoda Resources Inc.
Senior Debt/Common Stock(1)	$3,054,532/749	118,703	2,557,379	—	453,272	(91,568)	(2,757,498)	—	161,585
Texas Westchester Financial, LLC
Limited Liability Company Interests(1)	9,278	—	540,037	—	—	(171,717)	(190,820)	—	177,500
The Finance Company, LLC
Senior Debt/Limited Liability Company Interests(1)	$4,195,915/50	881,110	7,214,905	38,386	—	(967,632)	(1,279,465)	—	5,006,194
TransAmerican Asset Servicing Group, LLC
Senior Debt/Limited Liability Company Interests(1)	$3,563,246/75	183,042	1,560,057	9,714	1,532,467	(977,374)	(1,658,079)	—	466,785

Total Control Investments		$1,501,316	$17,539,057	$48,100	$1,985,739	$(3,223,321)	$(10,537,511)	$—	$5,812,064

Affiliate Investments
General Cannabis Corp.(3)
Common Stock/Warrant(1),(4)	654,409	—	2,356,212	—	113,214	(377,639)	(600,986)	(1,490,801)	—
Modular Process Control, LLC
Senior Debt/Warrant(1)	$7,151,027/1	1,205,914	3,971,110	99,410	2,282,926	(1,911,704)	(777,915)	—	3,663,827
ProGrade Ammo Group, LLC
Senior Debt/Warrants(1)	$6,665,197/181,240	4,594	4,133,284	4,594	877,441	(2,305,294)	(119,716)	—	2,590,309
SOLEX Fine Foods, LLC; Catsmo, LLC
Senior Debt/Limited Liability Company Interests(1)/Warrant(1)	$3,861,696/1/1	512,253	3,888,914	27,904	110,000	(148,304)	(46,167)	—	3,832,347
US Oilfield Company, LLC
Senior Debt/Warrants(1)	$5,767,417/3	722,952	—	38,812	18,396,291	(12,714,465)	(37,300)	—	5,683,338
West World Media, LLC
Limited Liability Company Interests(1)	148,326	—	238,897	—	—	—	10,554	—	249,451

Total Affiliate Investments		$2,445,713	$14,588,417	$170,720	$21,779,872	$(17,457,406)	$(1,571,530)	$(1,490,801)	$16,019,272

(1)
Non-income producing security.

(2)
On June 30, 2015, New Media West, LLC transferred from a Control Investment to a Non-Control/Non-Affiliate Investment.

(3)
As of May 13, 2015, General Cannabis Corp. transferred from an Affiliate Investment to a Non-Control/Non-Affiliate Investment. All purchases and sales after May 13, 2015 have been excluded from the purchase and sales columns in the above table. Realized and unrealized gains/losses have been prorated and only the realized and unrealized gains/losses which are attributable to the investment as an Affiliate Investment have been included.

(4)
Investment no longer held as of June 30, 2015.

Schedule 12-14

        The table below represents the fair value of control and affiliate investments at June 30, 2013 and any amortization, purchases, sales, and realized and net unrealized gain (loss) made to such investments, as well as the ending fair value as of June 30, 2014.

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment	Par Amount/ Quantity	Amount of Interest or Dividends Credited in Income	Fair Value at June 30, 2013	Accretion/ Amortization	Purchases	Sales	Realized and Unrealized Gains/Losses	Fair Value at June 30, 2014
Control Investments
New Media West, LLC
Senior Debt/Limited Liability Company Interests(1)	$4,826,711/720	$456,828	$9,282,685	$—	$—	$(252,968)	$(3,363,038)	$5,666,679
Takoda Resources Inc.
Senior Debt/Common Stock(1)	$2,692,828/749	349,777	1,469,063	—	1,223,765	—	(135,449)	2,557,379
Texas Westchester Financial, LLC
Limited Liability Company Interests(1)	9,278	—	602,154	—	—	—	(62,117)	540,037
The Finance Company, LLC
Senior Debt/Limited Liability Company Interests	$5,163,547/50	902,429	6,303,101	32,018	500,000	—	379,786	7,214,905
TransAmerican Asset Servicing Group, LLC
Senior Debt/Limited Liability Company Interests(1)	$3,008,154/75	369,077	1,458,437	2,636	3,494,196	(2,886,042)	(509,170)	1,560,057

Total Control Investments		$2,078,111	$19,115,440	$34,654	$5,217,961	$(3,139,010)	$(3,689,988)	$17,539,057

Affiliate Investments
General Cannabis Corp.
Warrant(1)	1	—	—	—	500,000	—	1,856,212	2,356,212
Modular Process Control, LLC
Senior Debt/Warrant(1)	$6,779,806/1	1,069,498	6,069,246	86,722	3,555,009	(2,775,204)	(2,964,663)	3,971,110
ProGrade Ammo Group, LLC
Senior Debt/Warrants(1)	$8,093,050/181,240	1,120,904	6,211,824	63,546	10,648,661	(9,932,096)	(2,858,651)	4,133,284
SOLEX Fine Foods, LLC; Catsmo, LLC
Senior Debt/Limited Liability Company Interests(1)/Warrant(1)	$3,900,000/1/1	510,959	4,031,382	24,097	40,284	—	(206,849)	3,888,914
West World Media, LLC
Limited Liability Company Interests(1)	85,210	—	235,451	—	—	—	3,446	238,897

Total Affiliate Investments		$2,701,361	$16,547,903	$174,365	$14,743,954	$(12,707,300)	$(4,170,505)	$14,588,417

(1)
Non-income producing security.

Annex A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of June 23, 2016 (this "Agreement"), by and between Full Circle Capital Corporation, a Maryland corporation (the "Company") and Great Elm Capital Corp., a Maryland corporation ("Newco"). Certain capitalized terms used in this Agreement have the meanings ascribed to them in Section 7.14.

RECITALS

Concurrently with the execution and delivery of this Agreement, Newco, Great Elm Capital Group, Inc., a Delaware corporation ("GECG"), and investment funds (the "Funds") managed by MAST Capital Management, LLC, a Delaware limited liability company ("MAST"), are entering into a Subscription Agreement (the "Subscription Agreement") providing for the initial capitalization of Newco with an investment of $30,000,000 in cash by GECG on the date hereof and the contribution by the Funds of the Measurement Date MAST Portfolio, as defined in the Subscription Agreement, immediately before the Effective Time (as defined below). The contributions of cash and the Measurement Date MAST Portfolio are referred to as the "Newco Initial Capitalization."

Following the Newco Initial Capitalization, on the terms and subject to the conditions in this Agreement, the Company will be merged with and into Newco (the "Merger").

Prior to the consummation of the Merger, Newco and Great Elm Capital Management, Inc., a Delaware corporation (the "New Manager"), which will be owned by GECG, will enter into the New Management Agreement pursuant to which the New Manager will provide services to the Surviving Corporation (as defined below), and the Surviving Corporation will enter into certain other agreements.

As provided herein, the Company will declare, and the Exchange Agent (as defined below), as agent on behalf of the Company, will pay, a special cash dividend to the Persons that immediately before the Effective Time are the holders of record of the Company's common stock, par value $0.01 per share (the "Company Common Stock").

The board of directors of Newco has declared that the Merger and the other transactions contemplated by this Agreement (the Merger and such other transactions, collectively, the "Transactions") are advisable and the sole stockholder of Newco, has approved the Merger.

The board of directors of the Company has: (a) adopted a resolution which declares that the Merger and the other Transactions are advisable; (b) directed that the Merger be submitted for consideration at a special meeting of the Company's stockholders (the "Company Special Meeting"); and (c) subject to the other provisions hereof, resolved to recommend that the holders of shares of the Company Common Stock vote to approve the Merger.

The parties intend that, for U.S. federal income tax purposes, (a) the Merger will qualify as a reorganization with respect to the Company under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986 (the "Code") and the Treasury Regulations promulgated thereunder and (b) this Agreement will constitute a plan of reorganization within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

AGREEMENT

In consideration of the foregoing and the mutual covenants in this Agreement, the parties, intending to be legally bound, agree as follows:

1.
NEWCO INITIAL CAPITALIZATION; MERGER; CLOSING

1.1
Closing. The closing of the Transactions (the "Closing") will take place not later than 11:00 A.M., New York City time, on the third Business Day after satisfaction or waiver of all of the conditions set forth in Article 5 (other than conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, unless another time, date or place is agreed to in writing by Newco and the Company. The date on which the Closing actually occurs is the "Closing Date."

1.2
Newco Initial Capitalization; BDC Election.

(a)
Pursuant to the Subscription Agreement, (i) Newco has issued and sold to GECG 30 shares of the common stock, par value $0.01 per share, of Newco ("Newco Common Stock") on the date hereof, and shall issue and sell to GECG at the Closing the aggregate number of shares of Newco Common Stock equal to the GECG Share Consideration, for an aggregate purchase price of $30,000,000 which was paid on the date hereof by GECG by wire transfer of immediately available funds; and (ii) not later than the last Business Day of the month in which the Proxy Statement/Prospectus is mailed to the stockholders of the Company and before Newco files with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940 (the "Investment Company Act") an election on Form N-54A to be regulated as a "Business Development Company" as defined in Section 2(a)(48) of the Investment Company Act (a "BDC"), Newco shall acquire the Measurement Date MAST Portfolio from the Funds and in consideration thereof Newco shall issue to the Funds an aggregate number of shares of Newco Common Stock equal to the MAST Portfolio Share Consideration. In addition, immediately prior to Newco's acquisition of the Measurement Date MAST Portfolio, (i) Newco and the New Manager shall execute and deliver the New Management Agreement; and (ii) Newco and the other parties thereto shall execute and deliver the Administration Agreement and the Registration Rights Agreement.

(b)
Newco shall file with the SEC pursuant to the Investment Company Act an election on Form N-54A to be regulated as a BDC which election is in effect no later than the first calendar day of the month following the month in which Newco acquires the Measurement Date MAST Portfolio from the Funds.

1.3
Merger. On the Closing Date, subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Maryland General Corporation Law (the "MGCL"), the Company shall be merged with and into Newco pursuant to Section 3-105 of the MGCL, whereupon the separate corporate existence of the Company shall cease and Newco shall continue as the surviving corporation pursuant to the MGCL. Newco, as the surviving corporation in the Merger, is hereinafter sometimes referred to in this Agreement as the "Surviving Corporation." The parties shall cause the Merger to occur by causing articles of merger in a customary form, prepared by the Company and reasonably acceptable to Newco (the "Articles of Merger"), to be duly executed, and filed with the Department of Assessments and Taxation of the State of Maryland (the "Department"), in accordance with the relevant provisions of the MGCL. The Articles of Merger shall specify that the Merger shall become effective at 11:59 pm on the date of filing (the "Effective Time").

1.4
Effects of the Merger. The effects of the Merger shall be as provided in this Agreement, the Articles of Merger and the applicable provisions of the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all property, rights, privileges, powers and franchises of the Company and Newco shall vest in the Surviving Corporation, and all obligations, debts, liabilities and duties of the Company and Newco shall become the obligations, debts, liabilities and duties of the Surviving Corporation.

1.5
Organizational Documents of the Surviving Corporation. At the Effective Time, and without any further action on the part of the Company or Newco, the articles of incorporation of Newco, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the MGCL and as provided in such articles of incorporation. At the Effective Time, and without any further action on the part of the Company or Newco, the bylaws of Newco, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with the MGCL and as provided in such bylaws.

1.6
Directors and Officers of the Surviving Corporation. The directors of Newco, as of immediately prior to the Effective Time together with the two directors of the Company listed in Section 1.6 of the disclosure letter, dated as of the date of this Agreement, delivered by the Company to Newco concurrent with the execution and delivery of this Agreement (the "Company Disclosure Letter") shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's organizational documents and the MGCL. Immediately following the Effective Time, the board of directors of the Surviving Corporation shall be classified and constituted as follows: (a) two directors (which shall serve a one-year term beginning at the Effective Time) which shall consist of one independent director designated by the Company and one independent director designated by the Funds; (b) two directors (which shall serve a two-year term beginning at the Effective Time) which shall consist of one director designated by the Company and one independent director designated by the Funds; and (c) one director (which shall serve a three-year term beginning at the Effective Time) who shall be the Chief Executive Officer of the Surviving Corporation or his or her designee, after which each class of directors shall serve three-year terms. The officers of Newco at the Effective Time shall, from and after the Effective Time, be the initial officers of the Surviving Corporation until their successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's bylaws.

1.7
Treatment of the Capital Stock of the Company and Newco.

(a)
At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any share of Company Common Stock to be cancelled pursuant to Section 1.7(c)) automatically shall be converted into an amount of the common stock, par value $0.01 per share, of the Surviving Corporation (the "Surviving Corporation Common Stock") equal to the Exchange Ratio, subject to the provisions of Section 1.7(f) in respect of fractional shares.

(b)
At the Effective Time, each share of Newco Common Stock issued and outstanding immediately prior to the Effective Time (including each share issued in the Newco Initial Capitalization) shall be converted into and become one validly issued, non-assessable fully paid share of Surviving Corporation Common Stock.

(c)
At the Effective Time, any shares of Company Common Stock owned by Newco immediately prior to the Effective Time shall, at the Effective Time, be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(d)
At the Effective Time, each share of Company Common Stock converted into Surviving Corporation Common Stock and cash in lieu of fractional shares shall be automatically cancelled and shall cease to exist, and the holders of shares of Company Common Stock that are registered through Cede & Co., as nominee ("Book Entry Shares") and the holders of certificates, if any, that, immediately prior to the Effective Time, represented outstanding shares of Company Common Stock (the "Certificates") shall cease to have any rights with respect thereto other than (i) the right to receive Surviving Corporation Common Stock and cash in lieu of fractional shares, without any interest thereon, for each such share of Company Common Stock, (ii) the right to receive the Special Dividend and (iii) the right to any dividends or other distribution on the Surviving Corporation Common Stock as provided in Section 1.8(h). The former beneficial owners of Book Entry Shares and the former holders of Certificates, if any (other than Cede & Co.), are sometimes collectively referred to herein as the "Registered Stockholders."

(e)
If at any time between the date of this Agreement and the Effective Time any change in the number of issued or outstanding shares of Company Common Stock or Newco Common Stock shall occur as a result of a reclassification, recapitalization, share split (including a reverse share split), or combination, exchange or readjustment of shares, or any share dividend or share distribution (including any dividend or distribution of securities convertible into Company Common Stock or Newco Common Stock) with a record date during such period, the Exchange Ratio shall be equitably adjusted to reflect such change.

(f)
No fraction of a share of Surviving Corporation Common Stock will be issued by virtue of the Merger, but in lieu thereof each Registered Stockholder that would otherwise be entitled to a fraction of a share of Surviving Corporation Common Stock (after aggregating into whole shares to the extent possible any fractional shares of Surviving Corporation Common Stock that otherwise would be received by such holder) shall, upon surrender of such holder's Certificates or Book Entry Shares or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit in the manner provided in Section 1.8(g), receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of: (i) the amount of the fractional share of Surviving Corporation Common Stock to which such Registered Stockholder would, but for this Section 1.7(f), be entitled under Section 1.7(a) and (ii) the average of the per share closing prices of the Company Common Stock reported on the NASDAQ Global Select Market ("NASDAQ") for the three consecutive trading days ending on and including the trading day immediately preceding the Closing Date.

1.8
Exchange of Shares.

(a)
Prior to the filing of the Registration Statement, Newco shall appoint a United States bank or trust company or other independent financial institution in the United States (the "Exchange Agent") that is reasonably acceptable to the Company to act, among other things, as exchange agent for the Merger and to deliver to former Registered Stockholders the amounts of Surviving Corporation Common Stock and cash in lieu of fractional shares to which each of them is entitled. Newco and the Company shall enter into an exchange agent agreement with the Exchange Agent, which agreement shall set forth the duties, responsibilities and obligations of the Exchange Agent consistent with the terms of this Agreement. The Surviving Corporation shall make available to the Exchange Agent shares of Surviving Corporation Common Stock and necessary cash in an amount sufficient for payment in lieu of fractional shares pursuant to Section 1.7(f) and any dividends or distribution which holders of shares of Company Common Stock may be entitled pursuant to Section 1.8(h). At the Closing, (i) the Company shall deposit with the Exchange Agent funds sufficient to pay the Special Dividend and such funds shall be segregated for such purpose and (ii) Newco shall deposit, or shall cause to be deposited, with the Exchange Agent, certificates representing the number of shares of Surviving Corporation Common Stock to be issued pursuant to Section 1.7(b), an amount of cash sufficient to fund any cash payment in lieu of fractional shares that may be required pursuant to Section 1.7(f), and the aggregate amount of any dividend or distribution to which Registered Stockholders may be entitled pursuant to Section 1.8(h) (such cash and certificates for Surviving Corporation Common Stock being hereinafter referred to as the "Consideration Fund").

(b)
Promptly after the Effective Time (and in any event within five Business Days after the Effective Time), the Surviving Corporation shall cause the Exchange Agent to mail to each Registered Stockholder whose shares were converted into Surviving Corporation Common Stock: a letter of transmittal, in customary form, and instructions for use, the form and substance of which letter of transmittal and instructions shall be substantially and reasonably agreed to by the Company and Newco and prepared prior to the Closing. Upon receipt of an "agent's message" by the Exchange Agent in connection with the transfer of a Book Entry Share or surrender of a Certificate for cancellation to the Exchange Agent, in each case together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and with such other documents as may be required pursuant to such instructions, the holder of such Book Entry Share or Certificate shall be entitled to receive in exchange therefor, subject to any required withholding of Taxes, (i) the aggregate amount of shares of Surviving Corporation Common Stock and cash in lieu of fractional shares due in respect of the shares of Company Common Stock formerly represented by such Book Entry Share or Certificate, (ii) the aggregate amount of the Special Dividend due in respect thereof and (iii) any dividends or distributions payable with respect to such shares of Surviving Corporation Common Stock, and the Book Entry Share so transferred or Certificate so surrendered shall forthwith be cancelled. No interest will be paid to holders of Book Entry Shares or Certificates in connection with, or accrued on, the shares of Surviving Corporation Common Stock and cash in lieu of fractional shares to which such holders are entitled, or on any other amount payable as provided above. If any shares of Surviving Corporation Common Stock or cash in lieu of fractional shares are to be delivered or paid to a Person other than a Registered Stockholder in whose name the Book Entry Share transferred or Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the Person requesting such exchange shall pay to the Exchange Agent any transfer or other Taxes required by reason of such delivery or payment to a Person other than the Registered Stockholder owning the Book Entry Share transferred or Certificate surrendered, or shall establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not applicable.

(c)
Any cash in the Consideration Fund shall be invested by the Exchange Agent as directed by the Surviving Corporation. Earnings on the Consideration Fund in excess of the amounts payable to the Registered Stockholders shall be the sole and exclusive property of the Surviving Corporation and shall be paid to the Surviving Corporation. No investment of the Consideration Fund shall relieve the Surviving Corporation or the Exchange Agent from promptly making the payments required by this Article 1, and following any losses from any such investment, the Surviving Corporation shall promptly provide additional cash funds (which, in the case of any funds used to pay the Special Dividend, shall be treated for all purposes as having been provided on behalf of the Company) to the Exchange Agent for the benefit of the former Registered Stockholders (other than the holders of shares of Company Common Stock to be cancelled pursuant to Section 1.7(c)) in the amount of such losses, which additional funds will be deemed to be part of the Consideration Fund.

(d)
After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book Entry Shares are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be cancelled and exchanged for the shares of Surviving Corporation Common Stock and cash in lieu of fractional shares and the Special Dividend to which the holders thereof are entitled pursuant to this Article 1, except as otherwise provided by Law.

(e)
Any portion of the Consideration Fund (including the proceeds of any investments thereof) that remains unclaimed by a Registered Stockholder one year after the Effective Time shall, to the extent permitted by applicable Law, be delivered to the Surviving Corporation for no consideration. Any Registered Stockholder owning Certificates or Book Entry Shares who has not theretofore complied with this Article 1 with respect to such Certificates or Book Entry Shares shall thereafter look only to the Surviving Corporation for payment of their claim for shares of Surviving Corporation Common Stock and cash in lieu of fractional shares (and any amounts owed pursuant to Sections 1.7(f) and 1.8(h)) in respect thereof).

(f)
Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to any Person in respect of cash from the Consideration Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate or Book Entry Share shall not have been surrendered or transferred, respectively, prior to the date on which any cash otherwise deliverable in respect thereof would otherwise escheat to or become the property of any Governmental Entity pursuant to applicable Law, any such cash shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, and any Registered Stockholder of such Certificate or Book Entry Share who has not theretofore complied with this Article 1 with respect thereto shall thereafter look only to the Surviving Corporation for payment of their claim for such cash (and any amounts owed pursuant to Sections 1.7(f) and 1.8(h)) in respect thereof.

(g)
If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact (which affidavit shall be in a form reasonably satisfactory to the Surviving Corporation and the Exchange Agent) by the Person claiming such certificate to be lost, stolen or destroyed, and if required by the Surviving Corporation or the Exchange Agent, the posting by such Person of a bond in such reasonable and customary amount as the Surviving Corporation or the Exchange Agent may so require, the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed Certificate the shares of Surviving Corporation Common Stock and cash in lieu of fractional shares and the amount of the Special Dividend to which such Person is entitled in respect of such Certificate pursuant to this Article 1.

(h)
Whenever a dividend or other distribution is declared or made after the date hereof with respect to Surviving Corporation Common Stock with a record date after the Effective Time, such declaration shall include a dividend or other distribution in respect of all shares of Surviving Corporation Common Stock issuable to a Registered Stockholder pursuant to this Agreement as at that record date. No dividend or other distribution declared or made after the date hereof with respect to Surviving Corporation Common Stock with a record date after the Effective Time and no payment in lieu of fractional shares pursuant to Section 1.7(f) or in respect of the Special Dividend will be paid to the Registered Stockholder owning any unsurrendered Certificates or Book Entry Shares with respect to shares of Surviving Corporation Common Stock represented thereby until the Registered Stockholder of such Certificates or Book Entry Shares shall surrender such Certificates or Book Entry Shares. Subject to applicable Law, following surrender of any such Certificates or Book Entry Shares, the Exchange Agent shall deliver to the Registered Stockholder of such Certificates or such Book Entry Shares, as applicable, without interest (i) promptly after such surrender, such number of whole shares of Surviving Corporation Common Stock issued in exchange for the shares of Company Common Stock represented by such Certificates or Book Entry Shares converted pursuant to Section 1.7(a), along with payment in lieu of fractional shares pursuant to Section 1.7(f), the amount of the Special Dividend payable in respect of such shares and the amount of any such dividends or other distributions with a record date after the Effective Time and theretofore paid with respect to such whole shares of Surviving Corporation Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time and a payment date subsequent to such surrender payable with respect to such whole shares of Surviving Corporation Common Stock.

1.9
Withholding Rights. The Exchange Agent and the Surviving Corporation shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as may be required under the Code or any other provision of applicable federal, state, local or foreign tax Law (and to perform any actions that may be required in this context). To the extent that such amounts are so deducted or withheld and are paid over to the applicable Governmental Entity, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction or withholding was made.

1.10
Tax Treatment. For all federal income tax purposes, to the fullest extent permitted by applicable Law, the parties shall treat the payments of the Special Dividend by the Exchange Agent, as agent on behalf of the Company, pursuant to this Article 1 as a payment of a dividend considered to have been paid by the Company in the Company's last federal income tax year pursuant to Section 855 of the Code.

2.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as disclosed (i) in the Company SEC Reports (as defined below) filed by the Company prior to the date of this Agreement (including exhibits and other information incorporated by reference therein, without giving effect to any amendment or supplement to any Company SEC Reports filed on or after the date of this Agreement and excluding any disclosures set forth in any "risk factors" or "forward-looking statements" sections to the extent they are cautionary, predictive or forward-looking in nature) or (ii) in the Company Disclosure Letter, the Company represents and warrants to Newco as follows:

2.1
Organization. Each of the Company and its Subsidiaries is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the Laws of the jurisdiction of its incorporation or organization and has the requisite entity power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, to own and use its assets in the manner in which its assets are currently used, and to perform its obligations under the Company Material Contracts (as defined below), except where the failure to be so existing and in good standing, or to have such power and authority, would not have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified, licensed and in good standing would not have a Company Material Adverse Effect. The Company has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect. The Company has made available to Newco a copy of its articles of incorporation and bylaws, as currently in effect, and the Company is not in violation of any provision of its articles of incorporation or bylaws.

2.2
Capitalization; Subsidiaries.

(a)
The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock, of which not more than 22,472,243 were issued and outstanding as of the date hereof. All the outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests or any rights or obligations relating to the value of such interests, (ii) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any of its Subsidiaries or (iii) voting trusts or similar agreements to which the Company is a party with respect to the voting of the capital stock of the Company. All of the Company Common Stock issued and sold by the Company has been sold by the Company pursuant to an effective registration statement filed under the Securities Act of 1933 (the "Securities Act") or an appropriate exemption therefrom and in accordance with the Investment Company Act.

(b)
All of the outstanding shares of capital stock or equivalent equity interests of each of the Company's Subsidiaries are owned of record and beneficially, directly or indirectly, by the Company free and clear of all Encumbrances. Section 2.2(b) of the Company Disclosure Letter sets forth, as of the date hereof, the name and jurisdiction of incorporation of each Subsidiary of the Company.

2.3
Authorization; Validity of Agreement; Company Action. The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to the approval of the Merger by holders of a majority of the outstanding shares of Company Common Stock (the "Company Stockholder Approval"), to perform its obligations hereunder and consummate the Merger and the other Transactions. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the Merger, have been duly authorized by its board of directors and, subject to receipt of the Company Stockholder Approval and the filing of the Articles of Merger with the Department as required by the MGCL, no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement and the consummation by it of the Merger and the other Transactions. This Agreement has been duly executed and delivered by the Company and, subject to receipt of the Company Stockholder Approval (and assuming due and valid authorization, execution and delivery hereof by the other parties hereto), is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors' rights and remedies generally and (ii) general principles of equity (together with (i), the "Enforceability Exceptions").

2.4
Consents and Approvals; No Violations. Neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the Transactions will (i) violate any provision of the articles of incorporation or bylaws (or equivalent organizational documents) of the Company, (ii) assuming that the consents, approvals, and filings referred to in Section 2.4 of the Company Disclosure Letter are duly obtained and/or made, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which its assets are bound, (iii) assuming that the consents, approvals and filings listed in Section 2.4 of the Company Disclosure Letter are duly obtained and/or made, violate any Law applicable to the Company or any of its Subsidiaries or (iv) require on the part of the Company any filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity; except in the case of clauses (ii), (iii) and (iv) for such violations, breaches, defaults, terminations, cancellations or accelerations that, or filings, registrations, notifications, authorizations, consents or approvals the failure of which to make or obtain, would not have a Company Material Adverse Effect.

2.5
Reports; Regulatory Matters.

(a)
The Company has filed all reports and other documents with the SEC that were required to be filed or furnished by the Company since June 30, 2013 (the documents filed during such period by the Company, the "Company SEC Reports"), and has paid, in each case, all fees and assessments due and payable in connection therewith. As of their respective filing dates, the Company SEC Reports (i) complied as to form in all material respects with, to the extent in effect at the time of filing, the applicable requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), the Investment Company Act, the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"), and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)
The Company has made available to Newco all correspondence with the SEC since June 30, 2013 and, as of the date of this Agreement, there are no outstanding or unresolved comments from the SEC with respect to any of the Company SEC Reports or any SEC examinations of the Company and, as of the date of this Agreement, to the knowledge of the Company, none of the Company SEC Reports is subject to any ongoing review by the SEC.

(c)
As of the date hereof, to the knowledge of the Company, there are no pending proceedings or investigations by a Governmental Entity with respect to the Company or its business operations. Neither the Company nor any of its Subsidiaries is subject to any regulatory exam or investigation or cease-and-desist or other order or enforcement action issued by, or is a party to any consent agreement or memorandum of understanding with, or is subject to any commitment letter or similar undertaking to, any Governmental Entity that restricts the conduct of its business or that relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, nor has the Company or any of its Subsidiaries been advised in writing or, to the knowledge of the Company, verbally, since June 30, 2013 by any Governmental Entity that is considering issuing, initiating, ordering or requesting any of the foregoing or initiating an examination or investigation with respect to the foregoing.

2.6
Company Financial Statements; Internal Controls.

(a)
Each of the financial statements (including the related notes thereto and the related consolidated schedules of investments) of the Company included in the Company SEC Reports (i) was prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) and (ii) presented fairly in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments) in conformity with GAAP on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto).

(b)
Since June 30, 2013, (i) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries, has received written notice of any complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has notified the Company or its board of directors or any committee thereof of evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents.

(c)
To the Company's knowledge, since June 30, 2013, each of KPMG LLP and RSM US LLP (formerly McGladrey LLP), which has expressed its opinion with respect to the financial statements of the Company and its Subsidiaries included in the Company SEC Reports (including the related notes), has been (i) "independent" with respect to the Company and its Subsidiaries within the meaning of Regulation S-X and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(d)
The fair market value of the Company's investments as of December 31, 2015 (i) is in accordance with FASB Accounting Standards Codification, "Fair Value Measurements and Disclosures (Topic 820)", issued by the Financial Accounting Standards Board and (ii) represents the fair value of such assets as determined in good faith, after due inquiry, by the board of directors of the Company.

(e)
The Company and its Subsidiaries have established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) ("internal controls"). Those internal controls are sufficient to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of the Company's financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of internal controls prior to the date of this Agreement, to the Company's auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. Each of the Company and its Subsidiaries has substantially addressed any such deficiency, material weakness or fraud. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Company SEC Reports, and the statements contained in such certifications were true and correct on the date such certifications were made and such officers would be able to make such certifications as of the date hereof and as of the Closing Date as if required to be made on such date. Neither the Company nor any of its Subsidiaries has any outstanding "extensions of credit" or has arranged any outstanding "extensions of credit" to directors or executive officers in violation of Section 402 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder.

(f)
The Company and its Subsidiaries maintain "disclosure controls and procedures" (as defined in Rule 13a-15 under the Exchange Act). The Company's disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded and reported on a timely basis and is accumulated and communicated to the Company's "principal executive officer" and its "principal financial officer" (as those terms are defined in the Sarbanes-Oxley Act).

2.7
No Undisclosed Liabilities. Except for (a) liabilities and obligations incurred in the ordinary course of business, (b) liabilities and obligations disclosed in the Company SEC Reports, (c) liabilities and obligations incurred in connection with the Transactions, (d) liabilities and obligations that would not have a Company Material Adverse Effect and (e) other liabilities and obligations that are otherwise the subject of any other representation or warranty in this Article 2, since December 31, 2015, neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations that would be required to be reflected or reserved against in a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP.

2.8
Absence of Certain Changes. Except as contemplated by this Agreement, since December 31, 2015, the Company (a) has conducted its business in all material respects only in the ordinary course of business consistent with past practice and (b) has not suffered a Company Material Adverse Effect.

2.9
Employee Benefit Plans; ERISA. Neither the Company nor any of its Subsidiaries has contributed to or has any liability or obligation under, any Benefit Plan, nor is any of them an ERISA Affiliate of any Benefit Plan.

2.10
Litigation. As of the date hereof, there is no action, claim, suit, proceeding or governmental investigation (each an "Action") pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets that could reasonably be expected to have a Company Material Adverse Effect or to adversely affect the validity of any of the actions to be taken at the

  Closing or the enforceability of this Agreement or the Subscription Agreement or to prevent or materially delay the Closing.

2.11
Compliance with Law.

(a)
Except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in violation of, or in default under, any Law, in each case, applicable to the Company or any of its Subsidiaries, including, if and to the extent applicable, the Investment Company Act, the Investment Advisers Act of 1940 (the "Investment Advisers Act"), the Code, the Securities Act, and the Exchange Act. The Company has been operated since June 30, 2013 in compliance with all listing standards and corporate governance standards of the NASDAQ or other listing exchange or self-regulating organization applicable to the Company or its Subsidiaries, other than as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b)
The Company has complied since June 30, 2013 and is in compliance, in all material respects, with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions may be set forth in its registration statement, offering circulars, indentures or plan documents (as they may be amended from time to time) and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c)
The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the "Federal Securities Laws" (as defined in Rule 38a-1(e)(1) under the Investment Company Act). Since January 1, 2016, there have been no "Material Compliance Matters" for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company's board of directors and satisfactorily remedied or are in the process of being remedied or those that would not have a Company Material Adverse Effect.

(d)
No "affiliated person" (as defined under the Investment Company Act) of the Company has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification.

(e)
Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries (i) are and have been at all times in compliance with the applicable money laundering statutes of all jurisdictions having jurisdiction over the Company and its Subsidiaries and (ii) have not, directly or indirectly, taken any action that would cause the Company or its Subsidiaries to be in violation of the United States Foreign Corrupt Practices Act of 1977 (the "FCPA"), or any other anticorruption or anti-bribery Laws applicable to the Company or its Subsidiaries.

(f)
Since December 31, 2014, the Company has not received any written notification, or to the Company's knowledge, oral notification from a Governmental Entity asserting that it is not in compliance in all material respects with any material Laws except for any such notification that would not have a Company Material Adverse Effect.

2.12
Material Contracts.

(a)
Section 2.12(a) of the Company Disclosure Letter sets forth a list of each written contract to which the Company or any Subsidiary thereof is a party or by which any of their respective properties or assets is bound which:

(i)
contains any covenant expressly limiting the ability of the Company and its Affiliates to (A) engage in a line of business or compete with any Person in a line of business or (B) declare or pay any dividends;

(ii)
creates a material partnership, joint venture or similar arrangement that was not entered into in the ordinary course of business;

(iii)
relates to indebtedness incurred by the Company or any of its Subsidiaries having a principal amount in excess of $2,000,000;

(iv)
obligates the Company or any Subsidiary to conduct any business that is material to the Company on an exclusive basis with any third party;

(v)
involves future payment obligations (including settlement agreements), committed expenditures or commitments to borrowers or derivatives counterparties by the Company or any Subsidiary in excess of $1,000,000 in the aggregate on or after the date of this Agreement and that is not terminable by the Company on ninety days' notice or less;

(vi)
was entered into after June 30, 2013 and relates to the acquisition or disposition by the Company or any Subsidiary of any business or operations involving value in excess of $2,000,000 as to which there are any material ongoing obligations of the Company; or

(vii)
is an order or consent of a Governmental Entity to which the Company or its Subsidiaries is subject.

(b)
Each contract listed in Section 2.12(a) of the Company Disclosure Letter and each "material contract" as defined in Item 601(b)(10) of Regulation S-K under the Securities Act is a "Company Material Contract." Each Company Material Contract is valid and binding on the Company or one or more of its Subsidiaries and, to the knowledge of the Company, each other party thereto, as applicable, and in full force and effect (except that such enforcement may be subject to the Enforceability Exceptions) and to the knowledge of the Company there is no event or condition which has occurred or exists, which constitutes a material default thereunder.

2.13
Insurance.

(a)
Section 2.13 of the Company Disclosure Letter contains a list of all material insurance policies that are owned by the Company or its Subsidiaries and that name the Company or a Subsidiary as an insured, including, without limitation, fidelity or surety bonds and self-insurance arrangements and those which pertain to the assets, employees, agents or operations of the Company or its Subsidiaries (each, a "Company Insurance Policy").

(b)
Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice of: (a) a cancellation or invalidation of any Company Insurance Policy; or (b) a refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any Company Insurance Policy.

2.14
Taxes. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect:

(a)
Each of the Company and its Subsidiaries has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns (taking into account any applicable amendments) are true, complete and accurate. Each of the Company and its Subsidiaries has timely paid, or caused to be timely paid on its behalf, all Taxes required to be paid by it. Each of the Company and its Subsidiaries has complied in all respects with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3402 of the Code or any comparable provision of any state, local or foreign Laws) and, within the time and in the manner prescribed by applicable Law, paid over to the proper Governmental Entity all amounts required to be so withheld and paid over under applicable Laws.

(b)
The most recent financial statements contained in the Company SEC Reports filed prior to the date of this Agreement reflect, in accordance with GAAP, an adequate reserve for all Taxes of the Company and its Subsidiaries not yet due and payable for all taxable periods through the date of such financial statements.

(c)
There is no audit, examination, deficiency, refund claim, proposed adjustment, or Action with respect to any Taxes or Tax Return of the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries has received written notice of any claim made by a Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries, as applicable, does not file a Tax Return, that the Company or such Subsidiary is or may be subject to Tax by that jurisdiction. No deficiency with respect to any Taxes has been proposed, asserted or assessed in writing against the Company or any of its Subsidiaries that has not been paid in full.

(d)
There are no outstanding written agreements, consents or pending requests to waive or extend the statutory period of limitations applicable to the assessment or collection of any Taxes of, or deficiencies against, the Company or any of its Subsidiaries, and no power of attorney granted by either the Company or any of its Subsidiaries with respect to any Taxes or Tax Returns is currently in force.

(e)
Neither the Company nor any of its Subsidiaries is a party to any agreement providing for the allocation or sharing of Taxes of any individual or other Person (other than (i) such agreements entered into in the ordinary course of business consistent with past practice, the primary focus of which is not Taxes and (ii) agreements solely with or among the Company or any of its Subsidiaries), and neither the Company nor any of its Subsidiaries (A) has been a member of an affiliated group (or similar state, local or foreign filing group) filing a consolidated U.S. federal income Tax Return (or similar state, local or foreign group Tax Return) (other than the group the common parent of which is the Company or a subsidiary of the Company) or (B) has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) (1) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), or (2) as a transferee or successor, by contract or otherwise, other than pursuant to agreements entered into in the ordinary course of business consistent with past practice, the primary focus of which is not Taxes.

(f)
There are no material Encumbrances for Taxes (other than statutory Encumbrances for current Taxes not yet due and payable or being contested in good faith and for which adequate reserves were made on the Company SEC Reports in accordance with GAAP) on the assets of the Company and its Subsidiaries.

(g)
In the last five years, neither the Company nor any of its Subsidiaries has constituted a "distributing corporation" or a "controlled corporation" in a distribution of stock to which Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) applied or was intended to apply.

(h)
Neither the Company nor any of its Subsidiaries has participated in a "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(i)
The Company made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a "regulated investment company" (a "RIC"). The Company has qualified as a RIC at all times since its formation and expects to continue to so qualify through the Effective Time. No challenge to the Company's status as a RIC is pending or has been threatened in writing. The Company has not at any time since its formation been liable for, nor is it now liable for, any income or excise Tax pursuant to Sections 852 or 4982 of the Code, in the case of Section 4982 of the Code determined as if the Closing Date were the end of the calendar year. The Company has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of Subtitle A, Chapter 1, of the Code did not apply. The Company is not now and will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. All dividends (as defined in Section 316 of the Code) paid by the Company at any time on or before the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Company is in compliance in all respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper Governmental Entity all Taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(j)
Neither the Company nor any of its Subsidiaries has taken any action or has knowledge of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code with respect to the Company.

2.15
Investment Assets.

(a)
Each of the Company and its Subsidiaries has good title to the securities, evidences of indebtedness and other financial instruments (including, without limitation, swaps and other derivatives) owned by it, and holds such assets free and clear of any material Encumbrances, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of the Company or its Subsidiaries and except for Encumbrances consisting of restrictions on transfer imposed under applicable Laws or agreed to in respect of investments entered into in the ordinary course of business.

(b)
Section 2.15(b) of the Company Disclosure Letter sets forth an accurate and complete schedule of the securities, evidences of indebtedness and other financial instruments owned by the Company and its Subsidiaries as of the close of business on the day preceding the date of this Agreement, and reflects with respect to each such investment (i) the Company's internal credit quality rating of each investment as of March 31, 2016, (ii) whether the investment is on non-accrual status as of March 31, 2016 or that is in default (whether payment or otherwise) and (iii) whether the investment is treated as a "qualifying asset" under Section 55(a) of the Investment Company Act. Except as set forth on Section 2.15(b) of the Company Disclosure Letter, to the knowledge of the Company, at the date of this Agreement, there is no material proceeding pending or threatened against or relating to any issuer of any of the listed investments that reasonably would be expected to adversely affect the value of such investment.

2.16
Real Property. Neither the Company nor any of its Subsidiaries owns or leases any real property in fee (or equivalent interest in the applicable jurisdiction).

2.17
Intellectual Property. Each of the Company and its Subsidiaries owns, or has the right to use, pursuant to valid licenses or otherwise, all Intellectual Property necessary to conduct the business of the Company and, as applicable, its Subsidiaries, except for any such Intellectual Property rights that, if not possessed by the Company or its Subsidiaries, would not have a Company Material Adverse Effect. Except as would not have a Company Material Adverse Effect, to the knowledge of the Company (a) the business of the Company and its Subsidiaries, as currently conducted, does not infringe, misappropriate, or otherwise violate any Person's Intellectual Property, and as of the date hereof there is no such claim pending or threatened in writing against the Company or any the Subsidiary of the Company and (b) no Person is infringing, misappropriating or otherwise violating any Intellectual Property owned by the Company or any the Subsidiary of the Company.

2.18
Labor Matters. Neither the Company nor any of its Subsidiaries has ever had any employees.

2.19
Information Supplied For Use In Securities Filings. The information supplied or to be supplied in writing by or on behalf of the Company or any of its Subsidiaries expressly for inclusion or incorporation by reference in the Registration Statement will not, at the time the Registration Statement is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they are made, not misleading and (b) the Proxy Statement/Prospectus will not, at the date it or any amendment or supplement is mailed to stockholders of the Company and at the time of the Company Special Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Proxy Statement/Prospectus will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

2.20
Board Vote; Company Stockholder Approval; Takeover Statutes. The board of directors of the Company, at a meeting duly called and held, has, at the unanimous recommendation of a special committee of the board of directors (the "Special Committee"), by unanimous vote of all directors, (a) adopted a resolution which declares the Merger and the other Transactions to be advisable, (b) directed that the Merger be submitted for consideration at a meeting of the Company's stockholders and (c) subject to the provisions of this Agreement, resolved to recommend that the stockholders of the Company vote to approve the Merger (the recommendation described in clause (c) is the "Company Recommendation"). As of the date of this Agreement, none of such actions by the Company's board of directors has been amended, rescinded, or modified. The Company has taken all action necessary to render inapplicable to the Merger and the other Transactions, the restrictions on business combinations contained in Subtitle 6 of Title 3 of the MGCL and Subtitle 7 of Title 3 of the MGCL. No other "business combination," "control share acquisition," "fair price," "moratorium" or other takeover or anti-takeover statute or similar federal or state Law (collectively, "Takeover Statutes") are applicable to this Agreement, the Merger or the other Transactions. No dissenters', appraisal or similar rights are available to the holders of Company Common Stock with respect to the Merger and the other Transactions. Each holder of a share of Company Common Stock entitled to vote at the Company Special Meeting is entitled to one vote per share.

2.21
Brokers or Finders. No investment banker, broker, finder, consultant or intermediary other than Houlihan Lokey Capital, Inc., the fees and estimated expenses of which will be paid by the Company and deducted in the calculation described in Section 4.2, is entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

2.22
Opinion of Financial Advisors. The Special Committee has received the opinion of Houlihan Lokey Capital, Inc., dated the date of the meeting of the Special Committee at which the Special Committee resolved to recommend to the board of directors of the Company that it approve this Agreement, to the effect that, as of such date, and based upon and subject to the assumptions, qualifications, limitations and other matters considered in connection with the preparation of such opinion, the Per Share Consideration provided for in the Merger pursuant to this Agreement was fair, from a financial point of view, to the holders of Company Common Stock.

2.23
No Other Representations. Except for the representations and warranties contained in this Article 2, neither the Company or any Subsidiary of the Company nor any other Person acting on behalf of the Company or any such Subsidiary makes any representation or warranty, express or implied.

2.24
Investigation. The Company has conducted its own independent review and analysis of Newco and the MAST Portfolio Assets and has been provided access to information regarding the MAST Portfolio Assets for this purpose. In entering into this Agreement, the Company has relied solely upon its own investigation and analysis and the investigation by employees of Full Circle Advisors LLC on the Company's behalf, and the Company acknowledges that, except for the representations and warranties of Newco in Article 3 and the representations and warranties made in the Subscription Agreement, none of Newco nor any of its respective Representatives makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to the Company or any of its Representatives. Without limiting the generality of the foregoing, none of Newco, GECG and MAST nor any of their respective Representatives or any other Person has made a representation or warranty to the Company with respect to (a) any projections, estimates or budgets for Newco or (b) any material, documents or information relating to Newco made available to each of the Company or any of its Representatives in any "data room," confidential information memorandum or otherwise, except as expressly and specifically covered by a representation or warranty in Article 3 or in the Subscription Agreement.

3.
REPRESENTATIONS AND WARRANTIES OF NEWCO. Except as disclosed in the disclosure letter, delivered by Newco to the Company concurrent with the execution and delivery of this Agreement (the "Newco Disclosure Letter"), Newco represents and warrants to the Company as follows:

3.1
Organization.

(a)
Newco is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland. On the Closing Date, Newco will be duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of the business to be conducted by the Surviving Corporation from and after the Effective Time will make such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Newco Material Adverse Effect. Newco has made available to the Company accurate and complete copies of the charter and bylaws of Newco, as currently in effect. Newco is not in violation of any provision of its charter or bylaws.

(b)
MAST is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware.

(c)
GECG is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware.

3.2
Capitalization.

(a)
The authorized capital stock of Newco consists of 100,000,000 shares of Newco Common Stock, of which thirty shares are issued and outstanding. Those shares are owned by GECG. After giving effect to the Newco Initial Capitalization, all the issued and outstanding shares of Newco's capital stock immediately before the Effective Time will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. There are, and immediately before the Effective Time will be, no (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating Newco to issue, transfer or sell any shares of capital stock or other equity interests in Newco or securities convertible into or exchangeable for such shares or equity interests or any rights or obligations relating to the value of such interests, (ii) contractual obligations of Newco to repurchase, redeem or otherwise acquire any capital stock of Newco or (iii) voting trusts or similar agreements to which Newco is a party with respect to the voting of the capital stock of Newco.

(b)
Newco has no Subsidiaries.

3.3
Authorization; Validity of Agreement; Necessary Action.

(a)
Newco has the requisite corporate power and authority to execute and deliver this Agreement and the Subscription Agreement and to perform its obligations hereunder and thereunder, and to consummate the Transactions, including the Newco Initial Capitalization, the Merger, and the transactions contemplated by the Subscription Agreement and the Registration Rights Agreement. The board of directors of Newco has duly adopted resolutions declaring that the consummation by Newco of the Transactions, including the Merger, and the transactions contemplated by the Subscription Agreement, the Registration Rights Agreement, the New Management Agreement and the Administration Agreement, are advisable, and the sole stockholder of Newco has approved the Merger. The execution and delivery by Newco of this Agreement, the Subscription Agreement, the Registration Rights Agreement, the New Management Agreement and the Administration Agreement and its performance of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action and no other corporate action on the part of Newco is necessary to authorize the execution and delivery by Newco of this Agreement, the Subscription Agreement, the New Management Agreement and the Administration Agreement and the consummation by it of the Transactions. This Agreement has been duly executed and delivered by Newco (and assuming due and valid authorization, execution and delivery hereof by the other parties thereto) is a valid and binding obligation of Newco enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.

(b)
Each of the Funds and GECG has the requisite corporate power and authority to execute and deliver the Subscription Agreement and to perform its obligations thereunder, and to consummate the transactions contemplated by the Subscription Agreement. The execution and delivery by the Funds and GECG of the Subscription Agreement and the performance by each of them of their respective obligations thereunder have been duly authorized by all requisite corporate or limited liability company action, as applicable, and no other corporate or limited liability company action on the part of any of the Funds or GECG is necessary to authorize the execution and delivery by the Funds and GECG of the Subscription Agreement and the consummation of the transactions contemplated by the Subscription Agreement. The Subscription Agreement has been duly executed and delivered by the Funds and GECG and is a valid and binding obligation of the Funds and GECG and is enforceable against each of them in accordance with its terms, subject to the Enforceability Exceptions.

3.4
Consents and Approvals; No Violations.

(a)
Neither the execution, delivery or performance by Newco of or under this Agreement and the Subscription Agreement, nor the consummation of the Transactions, including the Newco Initial Capitalization, the Merger, and the transactions contemplated by the Subscription Agreement, the Registration Rights Agreement, the New Management Agreement and the Administration Agreement will (i) violate any provision of the organizational documents of Newco (ii) assuming that the consents, approvals and filings referred to in Section 3.4 of the Newco Disclosure Letter are duly obtained and/or made, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Newco is a party, (iii) assuming that the consents, approvals, and filings referred to in Section 3.4 of the Newco Disclosure Letter are duly obtained and/or made, violate any Law applicable to Newco or (iv) require on the part of Newco any filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity; except in the case of clauses (ii), (iii) and (iv) for such violations, breaches, defaults, terminations, cancellations or accelerations that, or filings, registrations, notifications, authorizations, consents or approvals the failure of which to make or obtain would not have a Newco Material Adverse Effect or adversely affect the validity of any of the actions to be taken at the Closing or the validity or enforceability of this Agreement, the Subscription Agreement, the New Management Agreement and the Administration Agreement.

(b)
Neither the execution, delivery or performance by the Funds and GECG of or under the Subscription Agreement, nor the consummation of the transactions contemplated by the Subscription Agreement, will (i) violate any provision of the organizational documents of GECG or any of the Funds, (ii) assuming that the consents, approvals and filings referred to in Section 3.4 of the Newco Disclosure Letter are duly obtained and/or made, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which GECG or any of the Funds is a party, (iii) assuming that the consents, approvals, and filings referred to in Section 3.4 of the Newco Disclosure Letter are duly obtained and/or made, violate any Law applicable to GECG or any of the Funds or (iv) require on the part of GECG or any of the Funds any filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity; except in the case of clauses (ii), (iii) and (iv) for such violations, breaches, defaults, terminations, cancellations or accelerations that, or filings, registrations, notifications, authorizations, consents or approvals the failure of which to make or obtain, would not have a Newco Material Adverse Effect or adversely affect the validity of any of the actions to be taken at the Closing or the validity or enforceability of the Subscription Agreement.

3.5
Regulatory Matters. As of the date hereof, to the knowledge of Newco, there are no pending proceedings or investigations by a Governmental Entity with respect to Newco, MAST, GECG or any of the Funds. None of Newco, MAST, GECG or any of the Funds is subject to any regulatory exam or investigation or any cease-and-desist or other order or enforcement action issued by, or is a party to any consent agreement or memorandum of understanding with, or is subject to any commitment letter or similar undertaking to, any Governmental Entity that restricts the conduct of its business or that relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated enterprises, nor has Newco, MAST, GECG or any of the Funds or the New Manager been advised in writing or, to the knowledge of Newco, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering or requesting any of the foregoing or initiating an examination or investigation with respect to the foregoing.

3.6
Newco Operations; Financial Statements.

(a)
Newco was incorporated on April 22, 2016 and has conducted no business or operations nor has it incurred or suffered to exist any liability, Encumbrance or other obligation other than the obligations expressly set forth in connection with this Agreement, the Subscription Agreement, the Registration Rights Agreement and the Transactions, including the Merger, and the transactions contemplated by the Subscription Agreement and the Registration Rights Agreement. True, correct and complete copies of the executed Subscription Agreement and Registration Rights Agreement were delivered to the Company and its counsel concurrent with the execution and delivery of this Agreement.

(b)
Newco has not prepared any financial statements as of the date of this Agreement.

3.7
No Undisclosed Liabilities. Except for (a) liabilities and obligations incurred in connection with the Transactions, including the Merger or otherwise as contemplated by this Agreement and by the Subscription Agreement, (b) liabilities and obligations that would not have a Newco Material Adverse Effect and (c) other liabilities and obligations that are otherwise the subject of any other representation or warranty in this Article 3, since its inception Newco has not incurred any liabilities or obligations that would be required to be reflected or reserved against in a balance sheet of Newco prepared in accordance with GAAP.

3.8
Absence of Certain Changes. Except as contemplated by this Agreement and the Subscription Agreement, Newco (a) has conducted no business and (b) has not suffered a Newco Material Adverse Effect.

3.9
Employee Matters. Newco has never had any employees. Newco has not contributed to, nor has any liability or obligation under, any Benefit Plan or an ERISA Affiliate of any Benefit Plan.

3.10
Litigation. There is no Action, pending or, to the knowledge of Newco, threatened against Newco, MAST, GECG, any of the Funds or the New Manager or any of their respective properties or assets that could reasonably be expected to have a Newco Material Adverse Effect or to adversely affect the validity of any of the actions to be taken at the Closing or the enforceability of this Agreement or the Subscription Agreement or to hinder or materially delay the Closing.

3.11
Compliance with Law.

(a)
Except as would not, individually or in the aggregate, have a Newco Material Adverse Effect, neither Newco or the New Manager is in violation of, or in default under, any Law applicable to Newco or the New Manager, including, if and to the extent applicable, the Investment Company Act, the Investment Advisers Act, the Securities Act, and the Exchange Act.

(b)
Newco either has adopted or, prior to the Effective Time, will adopt written policies and procedures pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the "Federal Securities Laws," as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. Those policies and procedures will remain in effect at and following the Effective Time. Accurate and complete copies of those policies and procedures have been provided to the Company.

(c)
No "affiliated person" (as defined under the Investment Company Act) of Newco, MAST, GECG or the New Manager has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification.

(d)
Except as would not have a Newco Material Adverse Effect, each of Newco, MAST, the Funds and GECG (i) is and has been at all times in compliance with the applicable money laundering statutes of all jurisdictions having jurisdiction over Newco and (ii) have not, directly or indirectly, taken any action that would cause Newco to be in violation of the FCPA, or any other anticorruption or anti-bribery Laws applicable to the Newco.

(e)
None of Newco, MAST, the New Manager or GECG has received any written notification, or to Newco's knowledge, oral notification, from a Governmental Entity asserting that it is not in compliance in all material respects with any material Laws.

3.12
Material Contracts.

(a)
The Subscription Agreement has been duly executed and delivered by each of the parties thereto and is a legal valid and binding obligation of each of the parties thereto and is enforceable against each of the parties thereto, subject to the Enforceability Exceptions. The Company is an intended third-party beneficiary of the Subscription Agreement with the right to enforce the Subscription Agreement. Newco has made available to the Company an accurate and complete copy of the Subscription Agreement as currently in effect. There are no agreements, arrangements or understandings between or among any of the parties to the Subscription Agreement that relate to the subject matter thereof and are not set forth therein.

(b)
Section 3.12(b) of the Newco Disclosure Letter sets forth a list of each contract to which Newco is a party or by which any of its properties or assets is bound which:

(i)
contains any covenant expressly limiting the ability of Newco and its Affiliates to (A) engage in a line of business or compete with any Person in a line of business or (B) declare or pay any dividends;

(ii)
creates a material partnership, joint venture or similar arrangement that is not entered into in the ordinary course of business;

(iii)
relates to indebtedness incurred having a principal amount in excess of $1,000,000;

(iv)
obligates Newco to conduct any business that is material to Newco on an exclusive basis with any third party; or

(v)
was entered into after January 1, 2016 and relates to the acquisition or disposition by Newco of any business or operations involving value in excess of $1,000,000 as to which there are any material ongoing obligations of Newco.

(c)
Each contract listed in Section 3.12(b) of the Newco Disclosure Letter and each "material contract" as defined in Item 601(b)(10) of Regulation S-K under the Securities Act to which Newco is a party referred to herein as a "Purchaser Material Contract." Except as has not had and would not have a Newco Material Adverse Effect, (i) each Purchaser Material Contract is valid and binding on Newco and, to the knowledge of Newco, each other party thereto, as applicable, and in full force and effect (except that such enforcement may be subject to the Enforceability Exceptions) and (ii) there is no event or condition which has occurred or exists, which constitutes or could constitute (with or without notice, the happening of any event and/or the passage of time) a default or breach under any Purchaser Material Contract by Newco.

3.13
Insurance. As of the Closing Date, Newco will be insured against such losses and risks and in such amounts as are customary in the businesses in which it is engaged and will have obtained and caused to be in effect such bond or bonds as will be required to be maintained by the Surviving Corporation from and after the Effective Time pursuant to Rule 17g-1 under the Investment Company Act. Except as has not had and would not reasonably be expected to have a Newco Material Adverse Effect, all such insurance policies will be in full force and effect and no written notice of cancellation has been received by Newco under such policies.

3.14
Taxes.

(a)
Newco has no liability for Taxes, has not been required to file any Tax Return, has entered into no contract in respect of Taxes and, other than as contemplated by this Agreement, has made no election in respect of Taxes. Newco is not a "distributing corporation" or a "controlled corporation" in a distribution of stock to which Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) applied or was intended to apply. Newco has not participated in a "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(b)
Newco neither has taken any action nor has knowledge of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code with respect to the Company.

(c)
Except as has not had, and would not reasonably be expected to have, a Newco Material Adverse Effect, there are no Encumbrances for Taxes on the Measurement Date MAST Portfolio.

3.15
Investment Assets.

(a)
Immediately prior to the Effective Time, Newco will own $30,000,000 in cash and will have good title to all securities, evidences of indebtedness and other financial instruments comprising the Measurement Date MAST Portfolio, free and clear of any material Encumbrances except for Encumbrances consisting of restrictions on transfer imposed under applicable Laws or agreed to in respect of investments entered into in the ordinary course of business (provided such Encumbrances do not impair or frustrate the Transactions).

(b)
Annex 1 of the Subscription Agreement sets forth an accurate and complete schedule of the MAST Portfolio Assets as of the date of this Agreement. Prior to the date of this Agreement, MAST has made available to the Company and its Representatives complete and accurate copies of all the material MAST Portfolio Loan Documents. To the knowledge of Newco, each of the MAST Portfolio Loan Documents is valid and enforceable and in full force and effect. To Newco's knowledge, at the date hereof no event described in clauses (i), (ii) or (iii) of the definition of "Credit Event" has occurred with respect to any MAST Portfolio Asset.

3.16
Real Property. Newco does not own or lease any real property.

3.17
Intellectual Property. Newco owns, or is validly licensed or otherwise has the right to use, all Intellectual Property necessary to conduct the business of Newco and that will be necessary to conduct the business of the Surviving Corporation, except for any such Intellectual Property rights that, if not possessed by Newco, would not have a Newco Material Adverse Effect.

3.18
Information Supplied for Use in Securities Filings. The information supplied or to be supplied in writing by Newco, GECG, MAST, the New Manager or the Funds expressly for inclusion or incorporation by reference in the Registration Statement will not, at the time the Registration Statement is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they are made, not misleading and (b) the Proxy Statement/Prospectus will not, at the date it or any amendment or supplement is mailed to stockholders of the Company and at the time of the Company Special Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Proxy Statement/Prospectus will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

3.19
Shares. The shares of Surviving Corporation Common Stock to be issued hereunder have been duly authorized and, upon issuance in accordance with this Agreement, will be validly issued, fully paid and non-assessable and not issued in contravention of any preemptive right nor subject to any Encumbrance arising from contracts or actions taken by Newco or the Surviving Corporation.

3.20
Brokers or Finders. No investment banker, broker, finder, consultant or intermediary is entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the Transactions based upon arrangements made by or on behalf of Newco, MAST, GECG, any of the Funds or any Affiliate of any of the foregoing.

3.21
Share Ownership; Acquiring Person Status. None of Newco, MAST, GECG, nor any of their respective Affiliates owns (beneficially, of record or otherwise) any shares of Company Common Stock. None of Newco, GECG, MAST or any of their respective Affiliates is or has ever been an "acquiring person" (as defined in Section 3-701 of the MGCL) with respect to the Company.

3.22
No Arrangements with Management or Stockholders. Other than this Agreement and as set forth on Section 3.22 of the Newco Disclosure Letter, as of the date hereof, there are no binding contracts, undertakings, commitments, agreements or obligations or understandings, whether written or oral, between Newco or any of its Affiliates, on the one hand, and (i) any member of the Company's management or board of directors or (ii) any stockholder of the Company, on the other hand, relating to the Transactions or the operations of the Surviving Corporation.

3.23
New Manager; Certain Regulatory Matters.

(a)
The New Manager is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The New Manager shall file a Form ADV with the SEC and shall be registered as an investment adviser under the Investment Advisers Act prior to the consummation of the Merger. When the New Manager becomes registered as an investment adviser under the Investment Advisers Act, it will not be prohibited by the Investment Advisers Act or the Investment Company Act from acting as the investment adviser of the Surviving Corporation. There is no pending proceeding or, to the knowledge of Newco, any threatened proceeding or any other fact or circumstance that reasonably could be expected to adversely affect or delay the registration of the New Manager with the SEC as an investment adviser under the Investment Advisers Act or the ability of the New Manager to perform its obligations under the New Management Agreement or the Administration Agreement. There is no action, suit or proceeding or, inquiry or investigation before or brought by any court, governmental agency or body, domestic or foreign, pending, or, to the knowledge of Newco, threatened, against or affecting the New Manager.

(b)
None of the New Manager, MAST, GECG or any other Person "associated" (within the meaning of "person associated with an investment adviser" as defined in Section 202(a)(17) of the Investment Advisers Act) with the New Manager, GECG or MAST, has been convicted of any crime or is or has engaged in any conduct that would be a basis for (i) denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or any other applicable Law, or ineligibility to serve as a Person associated with an investment adviser, (ii) being ineligible to serve as an investment adviser (or in any other capacity contemplated by the Investment Company Act) to a registered investment company pursuant to Section 9(a) or 9(b) of the Investment Company Act or any other applicable Law or (iii) being ineligible to serve as a broker-dealer or an associated Person of a broker-dealer pursuant to Section 15(b) of the Exchange Act or any other applicable Law, and there is no pending or threatened civil or governmental proceeding that reasonably would be expected to result in or become the basis for any such ineligibility, disqualification, denial, suspension or revocation.

(c)
None of the New Manager, MAST, GECG or any of their Subsidiaries has at any time registered as a "commodity pool operator" or "commodity trading adviser" within the meaning of the Commodity Exchange Act, or a trust company. No Person other than a full-time employee of the New Manager, MAST, GECG or any of their Subsidiaries provides investment advisory services on behalf of the New Manager, MAST, GECG or any of their Subsidiaries to clients of the New Manager, MAST, GECG or any of their Subsidiaries or solicits clients with respect to the provision of investment advisory services by the New Manager, MAST, GECG or any of their Subsidiaries.

3.24
Sufficient Funds. GECG has available to it all funds necessary to fund its obligations under the Subscription Agreement and its obligations under the Subscription Agreement are not dependent or conditional upon the receipt of financing (whether debt or equity) from any third party. Each of Newco and the Company has the right to enforce GECG's funding obligation under the Subscription Agreement.

3.25
Investigation. Each of Newco, GECG and MAST (on its own behalf and on behalf of the Funds) has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company and its Subsidiaries and has been provided access to the properties, premises and records of the Company and its Subsidiaries for this purpose. In entering into this Agreement, Newco has relied solely upon its own investigation and analysis and the investigation by employees of GECG and MAST on Newco's behalf, and Newco acknowledges that, except for the representations and warranties of the Company in Article 2, none of the Company or its Subsidiaries nor any of their respective Representatives makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Newco, GECG, MAST or any of their respective Representatives. Without limiting the generality of the foregoing, none of the Company or its Subsidiaries nor any of their respective Representatives or any other Person has made a representation or warranty to Newco, GECG, MAST or any of the Funds with respect to (a) any projections, estimates or budgets for the Company or its Subsidiaries or (b) any material, documents or information relating to the Company or its Subsidiaries made available to each of Newco, GECG, MAST or any of the Funds or any Representatives of any of the foregoing in any "data room," confidential information memorandum or otherwise, except as expressly and specifically covered by a representation or warranty in Article 2.

4.
COVENANTS

4.1
Interim Operations.

(a)
During the period from the date of this Agreement to the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 6.1, except (i) as required by Law, (ii) with the prior written consent of Newco, which consent shall not be unreasonably withheld, delayed or conditioned or (iii) as contemplated or permitted by this Agreement, the Company shall, and shall cause its Subsidiaries to, carry on its business in the ordinary course and preserve intact its business organization and listing exchange status, keep available the services of its current officers and employees, maintain in effect all material licenses and permits required to carry on their respective businesses, maintain in effect any exemptive orders or exemptive relief which they have received from the SEC and which are currently in effect, and preserve their material business relationships and maintain generally its business relationships with its lenders and others having business relationships with it; provided, however, that no action by the Company or any of its Subsidiaries with respect to matters addressed specifically by any provision of this Section 4.1 shall be deemed a breach of this sentence unless such action would constitute a breach of such specific provision.

(b)
Without limiting the generality of the foregoing, during the period from the date of this Agreement to the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 6.1, except (i) as may be required by Law, (ii) with the prior written consent of Newco, which consent shall not be unreasonably withheld, delayed or conditioned, or (iii) as required, contemplated or permitted by this Agreement, the Company shall not, and shall not permit any of its Subsidiaries to:

  (A)
  issue, deliver, sell, dispose of, pledge or otherwise encumber, amend the terms of, or authorize or propose the issuance, sale, disposition or pledge or other encumbrance of (1) any shares of capital stock of any class or any other ownership interest of the Company or any of its Subsidiaries, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock or any other ownership interest of the Company or any of its Subsidiaries, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any other ownership interest of the Company or any of its Subsidiaries or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other ownership interest of the Company or any of its Subsidiaries, or (2) any other securities of the Company or any of its Subsidiaries in respect of, in lieu of, or in substitution for, Company Common Stock outstanding on the date hereof;

  (B)
  redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any outstanding Company Common Stock;

  (C)
  split, combine, subdivide or reclassify any Company Common Stock or, except as provided in Section 4.14, declare, set aside for payment or pay any dividend (whether in cash, stock or property, or any combination thereof) in respect of any Company Common Stock or otherwise make any payments to stockholders in their capacity as such;

  (D)
  adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries, other than the Transactions;

  (E)
  enter into any new line of business;

  (F)
  other than in the ordinary course of business and consistent with past practices, redeem, repurchase, prepay, defease, incur or otherwise acquire or amend or modify the terms of any indebtedness for borrowed money, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person or pledge any of the Company's assets or enter into any arrangement which would have the economic effect of any of the foregoing, in each case, in addition to that incurred as of the date of this Agreement or guarantee any such indebtedness;

  (G)
  make any investment, investment contract or loan (other than any unfunded commitments existing as of the date hereof) either by sale or purchase of stock or securities or otherwise, contributions to capital, property transfers, or purchase of any property or assets of any other individual, Person or other entity (other than a Subsidiary), sell, dispose of, transfer, lease, amend, modify, grant waivers with respect to or discontinue any investment, investment contract or loan; or acquire, sell, lease or dispose of any non-investment assets that, in the aggregate, are material to the Company and its Subsidiaries, taken as a whole, to any Person other than a wholly-owned Subsidiary;

    (H)
    except as provided for in this Agreement, grant any increase in, take any action to accelerate the vesting or payment or fund or in any other way secure the payment of, the compensation and benefits of any of the Company's directors, officers, consultants or employees, enter into any employment or severance agreement with any such director, officer, consultant or employee, or adopt, terminate or materially amend any Company Benefit Plan;

    (I)
    make any material change in any of the financial accounting principles, practices or methods used by the Company unless required by GAAP or applicable Law;

    (J)
    change its fiscal year;

    (K)
    amend any material Tax Return of the Company, make, revoke or amend any material Tax election of the Company, adopt or change any Tax accounting principles, methods or policies other than as required by applicable Law, change any Tax accounting period, enter into any closing agreement as described in Section 7121 of the Code (or any corresponding or similar agreement under applicable state, local or foreign tax Law) affecting any material Tax liability or refund, or settle or compromise any material Tax liability or refund of the Company;

    (L)
    directly or indirectly take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify or not be subject to tax as a RIC; provided, however, that on or before the Effective Time, the Company shall (if not adequately provided for by the Special Dividend contemplated by Section 4.14) take such actions as are necessary to ensure that (i) the Company would not be subject to the tax imposed under Section 4982(a) of the Code if the Effective Time were the end of the calendar year, (ii) the Company satisfies the requirements Section 852(a) of the Code for its last federal income tax year, and (iii) the Company is not subject to tax under Section 852(b)(1) or 852(b)(3)(A) of the Code in its last federal income tax year.

    (M)
    make or incur any obligation to make any capital expenditures;

    (N)
    enter into or draw down from any contract, agreement, commitment or arrangement whereby the obligation or liability imposed on the Company or any of its Subsidiaries under such contract, agreement, commitment or arrangement would exceed $50,000, or whereby such contract, agreement, commitment or arrangement would otherwise constitute a Company Material Contract, or amend any contract, agreement, commitment or arrangements in existence on the date hereof that, after giving effect to such amendment, would impose an obligation or liability on the Company or any of its Subsidiaries under such contract, agreement, commitment or arrangement in excess of $50,000 or constitute a Company Material Contract;

    (O)
    except as otherwise provided in this Agreement, enter into, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Company Material Contract;

    (P)
    commence or settle any material claim, suit, action or proceeding (other than in connection with or with respect to this Agreement or any of the Transactions);

    (Q)
    amend the certificate of incorporation or bylaws of the Company or similar governing documents of any of its Subsidiaries; or

    (R)
    enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

(c)
During the period from the date of this Agreement to the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 6.1, Newco shall not (i) incur any liabilities or obligations (other than in connection with its formation, its initial capitalization and the Transactions contemplated in this Agreement and the transactions contemplated by the Subscription Agreement), (ii) declare or pay any dividend or distribution or (iii) take any action that could impair its ability to pay and perform its obligations under Section 6.2 upon a termination of this Agreement. Newco will procure that, during the period from the date of this Agreement to the earlier of the Effective Time and the date on which this Agreement is terminated pursuant to Section 6.1, except (i) as required by Law or, (ii) with the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned, MAST and the Funds will manage the MAST Portfolio Assets in the ordinary course consistent with past practice and, without limiting the generality of the foregoing, none of MAST or the Funds will subject any of the MAST Portfolio Assets to any Encumbrance that would prohibit the transfer of such asset to Newco under the Subscription Agreement. For the avoidance of doubt, the Funds will provide the Company prompt notice in the event that any of them (A) agree to any modification of or waiver or forbearance under any MAST Portfolio Loan Document, or waive or fail to enforce any material right under any MAST Portfolio Loan Document or (B) consent to any release of collateral relating to any MAST Portfolio Asset. Newco will procure that, during the period from the Measurement Date to the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 6.1, neither MAST nor any of the Funds will execute any trade with respect to any MAST Portfolio Asset except (i) as may be required by Law, (ii) with the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned, or (iii) as required by this Agreement.

4.2
Net Asset Value Calculation.

(a)
Section 4.2 of the Company Disclosure Letter and Section 4.2 of the Newco Disclosure Letter set forth, respectively, a calculation of the Company Net Asset Value and a calculation of the Newco Net Asset Value, in each case as of March 31, 2016.

(b)
Not later than the 15th day of every calendar month after June 30, 2016, and until the Proxy Statement/Prospectus is first mailed to the Company's stockholders, (i) the Company shall deliver to Newco a calculation of the Company Net Asset Value that is consistent with the methodology described in Section 4.2(a) and (ii) Newco shall deliver to the Company a calculation of the Newco Net Asset Value, in each case as of the last day of the calendar month immediately preceding the date of delivery. The Company and Newco each shall give the other party and its Representatives reasonable access to the individuals who have prepared each such calculation and to such information, books, records and work papers as may be reasonably requested in order to assist it with its review of such calculation. The

  Company and Newco each shall, and shall cause their respective Representatives to, reasonably cooperate with each other to promptly resolve any disputes over any aspect of the calculation of Net Asset Value.

(c)
Newco and the Company shall cooperate in good faith to finalize as promptly as practicable the calculations of Company Net Asset Value and Newco Net Asset Value as of the Measurement Date and to apply those calculations to determine the Exchange Ratio. The Proxy Statement/Prospectus shall not be mailed to the Company's stockholders until Newco and the Company have mutually agreed the Measurement Date calculations of Company Net Asset Value and Newco Net Asset Value and the Exchange Ratio. No changes shall be made to those calculations after the Proxy Statement/Prospectus is mailed.

4.3
Access to Information.

(a)
From the date hereof until the earlier of the Effective Time and the termination of this Agreement, the Company (i) shall (and shall cause each of its Subsidiaries to) afford to Newco's Representatives reasonable access, in a manner not disruptive to the operations of the Company and its Subsidiaries, during normal business hours and upon reasonable notice, to the books and records of the Company and its Subsidiaries (including all books and records relating to the Company's investment portfolio); (ii) shall (and shall cause each of its Subsidiaries to) furnish promptly to Newco's Representatives all information reasonably requested by those Representatives regarding the Company and the Company's investment portfolio; and (iii) shall use commercially reasonable efforts to provide Newco's Representatives with such information as they reasonably may request regarding the issuers of and obligors under the financial assets held in the Company's investment portfolio and all communications with such issuers and obligors relating to any such financial asset.

(b)
From the date hereof until the earlier of the Effective Time and the termination of this Agreement, Newco (i) shall afford to the Company's Representatives reasonable access, in a manner not disruptive to Newco's business operations, during normal business hours and upon reasonable notice, to Newco's books and records and to all books and records relating to the Signing Date MAST Portfolio (including all the MAST Portfolio Loan Documents); (ii) shall furnish promptly to the Company's Representatives all information reasonably requested by those Representatives regarding Newco and the Signing Date MAST Portfolio; and (iii) shall use commercially reasonable efforts to provide the Company's Representatives with such information as they reasonably may request regarding the issuers of and obligors under the MAST Portfolio Assets and all communications with such issuers and obligors relating to any MAST Portfolio Asset.

(c)
Nothing herein shall require the Company or any of its Subsidiaries or Newco to disclose any information to the other party if such disclosure would, in the reasonable judgment of the Company or Newco, as applicable, (i) cause significant competitive harm to it or its Subsidiaries or portfolio companies if the Transactions are not consummated, (ii) violate applicable Law or the provisions of any agreement to which it or any of its Subsidiaries or portfolio companies is a party or (iii) jeopardize any attorney-client or other privilege or trade secret protection (it being understood and agreed that the Company and/or its counsel shall use their reasonable best efforts to enter into joint defense agreements or other arrangements, as applicable, so as to allow for such disclosure in a manner that does not result in the loss of attorney-client or other legal privilege). If any of the information or material furnished pursuant to this Section 4.3 includes material or information subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened Action or governmental investigations, each party hereto understands and agrees that the parties hereto have a commonality of interest with respect to such matters and it is the desire, intention and mutual understanding of the parties hereto that the sharing of such material or information is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or information or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement and the joint defense doctrine.

(d)
The Company and Newco will not, and each will cause its respective Representatives not to, use any information obtained pursuant to this Section 4.3 for any competitive or other purpose unrelated to the consummation of the Transactions.

4.4
Company Special Meeting; Proxy Statement/Prospectus.

(a)
The Company shall take all action necessary in accordance with applicable Law, its organizational documents and the NASDAQ rules to call, give notice of, convene and hold the Company Special Meeting, as soon as reasonably practicable after the Registration Statement has been declared effective by the SEC (but in any event, no later than 45 days after such declaration of effectiveness) for the purpose of obtaining the Company Stockholder Approval. If at the initial scheduled date of the Company Special Meeting there are not sufficient votes to approve the Merger, the Company may (and shall, if requested in writing to do so by Newco) adjourn the meeting to allow for solicitation of additional votes to obtain the Company Stockholder Approval. The Company may, but will not be required to, adjourn the Company Special Meeting more than once. Unless this Agreement has been terminated in accordance with Section 6.1, the Company's obligations pursuant to this Section 4.4 will not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal or by the Company's board of directors effecting any Change in Recommendation.

(b)
As soon as practicable after the date hereof (but, in any event, no later than twenty Business Days following the date of this Agreement), the Company and Newco shall jointly prepare the Proxy Statement/Prospectus and Newco shall prepare (with the Company's reasonable cooperation) and file with the SEC the Registration Statement in which the Proxy Statement/Prospectus will be included. Newco and the Company will provide each other with any information which may be reasonably requested in order to effectuate the preparation and filing of the Proxy Statement/Prospectus and the Registration Statement and the verification of the statements and other information set forth therein. Neither the original filing of, nor any amendment or supplement to, the Registration Statement or the Proxy Statement/Prospectus will be made by Newco unless (i) the Company has been afforded a reasonable opportunity to review, comment on and approve the applicable document and (ii) the Company has approved the filing (such approval not to be unreasonably withheld, conditioned or delayed). Newco will use its reasonable best efforts to respond as promptly as reasonably practicable to any comments from the SEC, will use all reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after such filing and to keep the Registration Statement effective as long as is necessary to consummate the Merger and the other Transactions. Each of Newco and the Company will notify the other promptly upon the receipt of any comments from the SEC or its staff in connection with the filing of, or amendments or supplements to, the Registration Statement and/or the Proxy Statement/Prospectus. Whenever any event occurs which is required to be set forth in the Proxy Statement/Prospectus and/or the Registration Statement, or in an amendment or supplement thereto, Newco or the Company, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff, and/or mailing to stockholders of the Company and Newco any such amendment or supplement. Each party shall cooperate and provide the other (and its counsel) with a reasonable opportunity to review and comment on the Registration Statement and Proxy Statement/Prospectus (and any amendment or supplement thereto) prior to the time it is filed with the SEC, will consider and take into account in good faith all revisions proposed by the other party and will provide the other party with a copy of all such filings made with the SEC. The Proxy Statement/Prospectus shall include the Company Recommendation (unless there has been a Change in

  Recommendation pursuant to Section 4.5(d)). Subject to the other provisions of this Agreement (including Section 4.2), the Company shall mail the Proxy Statement/Prospectus to its stockholders promptly after the Registration Statement is declared effective by the SEC.

(c)
Each of the Company and Newco shall, upon request, furnish to the other all information concerning itself and any Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Registration Statement or any other statement, filing, notice or application made by or on behalf of the Company or Newco or any of their Subsidiaries to any Governmental Entity in connection with the Transactions.

(d)
The Company agrees that none of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Registration Statement will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company agrees that none of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement/Prospectus will, at the time the Proxy Statement/Prospectus or any supplement thereto is first mailed to the stockholders of the Company and at the time of the Company Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Company Special Meeting any fact or event relating to the Company or any of its Affiliates which should be set forth in a supplement to the Proxy Statement/Prospectus should be discovered by the Company or should occur, the Company shall, promptly after becoming aware thereof, inform Newco of such fact or event. Notwithstanding the forgoing, no representation, warranty or covenant is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Newco for inclusion or incorporation by reference therein. The Company agrees that the Proxy Statement/Prospectus will comply as to form in all material respects with the requirements of the Securities Act, the Investment Company Act and the Exchange Act.

(e)
Newco agrees that none of the information supplied or to be supplied by or on behalf of Newco for inclusion or incorporation by reference in the Registration Statement will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Newco agrees that none of the information supplied or to be supplied by or on behalf of Newco for inclusion or incorporation by reference in the Proxy Statement/Prospectus will, at the time the Proxy Statement/Prospectus or any amendment thereof or supplement thereto is first mailed to the stockholders of the Company and at the time of the Company Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Company Special Meeting any fact or event relating to Newco or any of its Affiliates which should be set forth in the Proxy Statement/Prospectus or any supplement thereto should be discovered by Newco or should occur, Newco shall, promptly after becoming aware thereof, inform the Company of such fact or event. Notwithstanding the forgoing, no representation, warranty or covenant is made by Newco with respect to statements made or incorporated by reference therein based on information supplied by the Company for inclusion or incorporation by reference therein. Newco agrees that the Registration Statement will comply as to form in all material respects with the requirements of the Securities Act, the Investment Company Act and the Exchange Act.

4.5
No Solicitation.

(a)
From and after the date of this Agreement, the Company will not, and will cause its Subsidiaries not to, and will instruct the Company's and its Subsidiaries' respective officers, directors, employees and other Representatives (whether acting in such capacity or otherwise) not to (i) initiate or solicit or knowingly encourage any inquiries with respect to, or the making of, any Acquisition Proposal or (ii) (A) engage in negotiations or discussions with or provide any information or data to, any Person that reasonably could be expected to lead to an Acquisition Proposal, (B) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal or (C) execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to any Acquisition Proposal. From and after the date of this Agreement, the Company's board of directors (in its capacity as such) will not (x) take any steps to encourage or otherwise facilitate (1) any direct or indirect transaction or series of transactions that could result in an assignment (as defined under the Investment Company Act) of the Company's investment advisory agreement with Full Circle Advisors LLC, (2) termination or modification of the Company's existing investment advisory agreement with Full Circle Advisors LLC, or (3) entry into a new investment advisory agreement, including any sub-advisory agreement, in each case including but not limited to any authorization or approval thereof by the board of directors of the Company or solicitation of approval thereof from the stockholders of the Company, or (y) authorize or approve a liquidation of the Company. The Company shall, and shall direct each of its Representatives to, immediately cease (and not resume) any solicitations, discussions or negotiations with any Person (other than MAST, GECG, Newco and their Affiliates) conducted heretofore with respect to any Acquisition Proposal or that reasonably could be expected to lead to an Acquisition Proposal and promptly request the return or destruction of confidential information related thereto.

(b)
Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Company Stockholder Approval, if the Company receives a bona fide Acquisition Proposal that is not received in violation of this Section 4.5, the Company and its board of directors or any committee thereof may participate in discussions or negotiations with, or furnish any information to, any Person making such Acquisition Proposal and its Representatives or potential sources of financing if the Company's board of directors determines in good faith, after consultation with counsel and its financial advisor, that such Person is reasonably likely to submit to the Company a Superior Proposal and that failure to take such action could reasonably be expected to be inconsistent with the directors' fiduciary duties; provided, however, that, prior to providing any nonpublic information to such Person, the Company shall have entered into a confidentiality agreement with such Person that permits the disclosure contemplated by this Section 4.5 and that any nonpublic information concerning the Company and its Subsidiaries provided to such Person, to the extent not previously provided to Newco or its Affiliates or Representatives, is promptly provided to Newco. Nothing in this Agreement shall prevent the Company or its board of directors from complying with Rule 14d-9 or Rule 14e-2 under the Exchange Act or otherwise complying with its disclosure obligations under applicable Law with regard to any Acquisition Proposal. Nothing in this Agreement shall prevent the Company from waiving or failing to enforce any standstill or similar obligation if the Company's board of directors or any committee thereof determines in good faith (after consultation with counsel) that failure to take such action could reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable Law, if the Company first provides written notice to Newco, not less than three Business Days in advance, of such determination and intent to do so and specifying the reasons therefor.

(c)
The Company will promptly (and in any event within forty-eight hours) notify Newco of the receipt by the Company of any Acquisition Proposal, which notice shall include the material terms of and identity of the Person(s) making such Acquisition Proposal (including a copy thereof and any financing commitment papers submitted therewith, if such Acquisition Proposal is in writing). The Company will keep Newco reasonably informed of the status and material terms and conditions of any such Acquisition Proposal

  (and in any event within forty-eight hours) and of any amendments or proposed amendments thereto and will promptly (and in any event within forty-eight hours) notify Newco of any determination by the Company's board of directors that such Acquisition Proposal constitutes a Superior Proposal.

(d)
The board of directors of the Company or any committee thereof may, at any time prior to receipt of the Company Stockholder Approval, (i) approve, endorse or recommend a Superior Proposal and cause the Company to terminate this Agreement to enter into a definitive agreement with respect to a Superior Proposal or (ii) modify or amend in a manner adverse to Newco or withdraw the Company Recommendation (any action described in (i) or (ii) above being referred to as a "Change in Recommendation"), provided that prior to such Change in Recommendation, the board of directors of the Company determines, in good faith (after consultation with counsel), that the failure to take such action could reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable Law.

(e)
Notwithstanding anything to the contrary contained in this Agreement, the Company may not terminate this Agreement to enter into a definitive agreement with respect to a Superior Proposal unless (i) the Company is not in material breach of this Section 4.5 and (ii) it notifies Newco in writing of its intention to take such action at least three Business Days prior to taking such action, specifying the material terms of any applicable Superior Proposal, including a copy of the relevant proposed transaction agreements with, and the identity of, the Person(s) making such Superior Proposal and other material documents (including any financing commitments with respect to such Superior Proposal). After providing notice and prior to taking such actions, the Company shall have, and shall have caused its Representatives, to negotiate with Newco in good faith (to the extent Newco desires to negotiate), to make such adjustments in the terms and conditions of this Agreement that the board of directors of the Company determines, in good faith after consultation with counsel and its financial advisor, is at least as favorable to the Company's stockholders as such Superior Proposal.

4.6
Publicity. The initial press release by the Company with respect to the execution of this Agreement shall be in a form acceptable to Newco and the Company. Neither the Company nor Newco (nor any of their respective controlled Affiliates) shall issue any other press release or make any other public announcement with respect to this Agreement or the Transactions without the prior agreement of the other party, except as may be required by Law or by any listing agreement with a national securities exchange, in which case the party proposing to issue such press release or make such public announcement shall use its reasonable best efforts to consult in good faith with the other party before making any such public announcements; provided that the Company will not be required to obtain the prior agreement of or consult with Newco in connection with any such press release or public announcement effecting a Change in Recommendation (including in connection with any press release or public announcement relating to such Change in Recommendation).

4.7
Directors' and Officers' Insurance and Indemnification.

(a)
The parties agree that all rights to exculpation, indemnification and advancement of expenses existing as of the date of this Agreement in favor of (i) the current or former directors, managers, officers and employees of the Company or any of its Subsidiaries, (ii) each Person who served as a director, manager, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise if such service was at the request or for the benefit of the Company or any of its Subsidiaries, and (iii) Full Circle Advisors, LLC, Full Circle Service Company, LLC, each of their respective members, and their respective officers, managers, partners, agents, employees, controlling persons, members and any other Person affiliated with any of them (each, together with such Person's heirs, executors or administrators, an "Indemnified Party") as provided in the respective articles of incorporation and bylaws (or equivalent organizational documents) of the Company or any of its Subsidiaries and in any Indemnification Agreement (as defined below) will survive the Merger and will continue in full force and effect, to the fullest extent such rights to exculpation, indemnification and advancement of expenses are permitted under applicable Law. For a period of six years from the Effective Time, the Surviving Corporation shall contain and maintain in effect the exculpation, indemnification and advancement of expenses provisions of such articles of incorporation, bylaws and indemnification agreements as in effect as of the date of this Agreement, and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of the Indemnified Party. For purposes of this Agreement, "Indemnification Agreement" means any indemnification or exculpation agreement or provision between the Company or any of its Subsidiaries on the one hand and on the other hand an Indemnified Party, including under the Investment Advisory Agreement, dated as of July 13, 2010, by and between the Company and Full Circle Advisors, LLC (the "Full Circle Advisory Agreement") and the Administration Agreement, dated as of July 14, 2010, by and between the Company and Full Circle Service Company, LLC, as in effect on the date of this Agreement.

(b)
From and after the Effective Time, the Surviving Corporation shall indemnify, defend and hold harmless each Indemnified Party against all costs and expenses (including reasonable attorneys' fees and expenses), judgments, fines, losses, claims, damages, liabilities, penalties and amounts paid in settlement or compromise in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, whenever asserted (any of the foregoing a "Legal Proceeding"), arising out of, relating to or in connection with an action, omission, circumstance or state of affairs occurring or existing or alleged to have occurred or existed at or prior to the Effective Time and related to or arising out of an Indemnified Party's service as a director, manager, officer, employee, investment adviser, administrator or fiduciary of the Company or any of its Subsidiaries (including any Legal Proceeding relating to this Agreement, the Merger or the other Transactions), whether asserted or claimed prior to, at or after the Effective Time, in each case to the fullest extent permitted by Law. With respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Party as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Party (i) was authorized by a majority of the board of directors of the Surviving Corporation or (ii) was instituted by the Indemnified Party to enforce his or her rights to indemnification hereunder in a case in which the Indemnified Party is found to be entitled to such indemnification. To the fullest extent permitted by Law, the Surviving Corporation shall advance, pay directly or reimburse, from time to time as incurred and promptly upon request, the expenses (including reasonable legal fees and expenses) of any Indemnified Party, that are attributable to any Legal Proceeding for which indemnification is or may be available hereunder.

(c)
Before the Closing Date, the Company shall purchase a tail policy of directors' and officers' liability insurance and fiduciary liability insurance for the Indemnified Parties and any other employees, agents or other individuals otherwise covered by such insurance policies prior to the Effective Time (collectively, the "Insured Parties") with respect to matters occurring at or prior to the Effective Time (including the Transactions). Newco shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation, and no other party shall have any further obligation to purchase or pay for insurance hereunder. The cost of such tail insurance shall be taken into account in calculating the Company Net Asset Value.

(d)
The Surviving Corporation shall pay all reasonable expenses, including reasonable attorneys' fees and expenses, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided in this Section 4.7, from time to time as incurred and promptly upon request.

(e)
The rights of each Indemnified Party hereunder shall be in addition to, and not in limitation of, any other rights such Indemnified Party may have under the articles of incorporation or bylaws or other organizational documents of the Company or any of its Subsidiaries or the Surviving Corporation, any other indemnification arrangement or agreement, the MGCL or otherwise.

(f)
This Section 4.7 is intended to benefit, and shall be enforceable by, the Insured Parties and the Indemnified Parties, and shall be binding on all successors and assigns of Newco, the Company and the Surviving Corporation.

(g)
If the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or (ii) transfers or conveys a majority of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors, assigns and transferees of the Surviving Corporation or its respective successors or assigns, as the case may be, assume the obligations set forth in this Section 4.7.

(h)
For the avoidance of doubt, the Company acknowledges and agrees that the indemnification and other provisions in Section 8 of the Full Circle Advisory Agreement apply with respect to the involvement of Full Circle Advisors, LLC in the transactions contemplated by this Agreement.

4.8
Reasonable Best Efforts. Upon the terms and subject to the conditions in this Agreement, the Company and Newco shall each use their reasonable best efforts to promptly (a) take, or cause to be taken and seek to cause the New Manager to take, all actions, and to do, or to cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Transactions contemplated by this Agreement and the transactions contemplated by the Subscription Agreement; (b) obtain from any Governmental Entity any actions, non-actions, clearances, waivers, consents, approvals, authorizations, licenses, permits or orders required to be obtained by the Company, Newco or any of their respective Subsidiaries in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the Transactions and obtain from third parties all waivers, consents, approvals and authorizations that are necessary or advisable in connection with the consummation of the Transactions, including the Company's using reasonable best efforts (subject to the other provisions of this Agreement) to obtain the Company Stockholder Approval; (c) make all necessary registrations and filings, and thereafter make any other required submissions, with respect to this Agreement and the Transactions, including the Merger, required under (i) any applicable federal or state securities Laws, (ii) any applicable competition, antitrust or investment Laws and (iii) any other applicable Law; provided, however, that the Company and Newco will cooperate with each other in connection with the making of all such filings, including providing copies of all such filings and attachments to outside counsel for the non-filing party; (d) furnish all information required for any application or other filing to be made pursuant to any applicable Law in connection with the Transactions; (e) keep the other party informed in all material respects of any material communication received by such party from, or given by such party to, any Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case relating to the Transactions; (f) permit the other parties to review any material communication delivered to, and consult with the other party in advance of any meeting or conference with, any Governmental Entity relating to the Transactions or in connection with any proceeding by a private party relating thereto, and give the other party the opportunity to attend and participate in such meetings and conferences (to the extent permitted by such Governmental Entity or private party); (g) avoid the entry of, or have vacated or terminated, any decree, order, or judgment that would restrain, prevent or delay the Closing, including defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions; and (h) execute and deliver any additional instruments necessary to consummate the Transactions. No party to this Agreement shall consent to any voluntary delay of the Closing at the behest of any Governmental Entity without the consent of the other party to this Agreement, which consent shall not be unreasonably withheld; provided, however, notwithstanding anything herein to the contrary, in no event shall any party be required to divest, license, hold separate or take any other similar actions, or agree to any undertakings or to take or agree to take any other action or agree to any other limitation or restriction that would materially and adversely impair the overall benefits expected to be realized by such party from the Transactions contemplated by this Agreement, including the Merger, or the transactions contemplated by the Subscription Agreement or Registration Rights Agreement.

4.9
Subscription Agreement. Newco will (a) take all actions within its power to cause each of the other parties to the Subscription Agreement to perform promptly their respective obligations under the Subscription Agreement, (b) enforce Newco's rights under the Subscription Agreement and (c) not waive any condition in, extend the time for performance under, or consent or agree to any amendment or supplement to the Subscription Agreement.

4.10
Takeover Statute. The parties shall use their respective reasonable best efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the Merger or any of the other Transactions and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on the Merger and the other Transactions.

4.11
Listing of Newco Common Stock. Newco shall use reasonable best efforts to cause the shares of Surviving Corporation Common Stock to be issued in the Merger to be approved for listing on the NASDAQ, subject to official notice of issuance, as promptly as practicable, and in any event prior to the Effective Time.

4.12
Rule 16b-3. The Company and Newco shall each take such steps as may be necessary or advisable to cause dispositions of Company equity securities (including derivative securities) and acquisitions of shares of Surviving Corporation Common Stock in the Transactions by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

4.13
Confidential Information.

(a)
All Confidential Information (i) will be used solely for the purpose of the Transactions; (ii) will be kept strictly confidential by the receiving party; and (iii) will be provided by the receiving party solely to those of its Representatives to whom disclosure is reasonably deemed to be required to facilitate the Transactions. Nothing in this Agreement will restrict the use by Representatives of Confidential Information that is such Representative's unaided memory that was acquired in the ordinary course of evaluating and considering the Transaction. All Confidential Information is and will remain the property of the furnishing party. Before providing access to Confidential Information to any Representative, the receiving party will inform such Representative of the contents of this Agreement and the confidentiality of the Confidential Information, and will advise such Representative that, by accepting possession of or access to such information, such Representative is agreeing to be bound by this Agreement. Each party will instruct its Representatives to observe the terms of this Agreement and will be responsible for any breach of this Agreement by any of its Representatives.

(b)
If the receiving party is requested in any judicial or administrative proceeding, or by any governmental or regulatory authority, to disclose any Confidential Information (whether by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise), the receiving party will give the furnishing party prompt notice of such request so that the furnishing party may seek an appropriate protective order, and, upon the furnishing party's request and at the furnishing party's expense, will cooperate with the furnishing party in seeking such an order. If the receiving party is nonetheless compelled to disclose Confidential Information, the receiving party will disclose only that portion of the Confidential Information which the receiving party is legally required to disclose and, upon the furnishing party's request and at the furnishing party's expense, will use commercially reasonable efforts to obtain assurances that confidential treatment will be accorded to such Confidential Information to the extent such assurances are available.

4.14
Special Dividend. On a day occurring on or following satisfaction or waiver of all of the conditions set forth in Article 5 (other than conditions that by their terms are to be satisfied at the Closing), but in any event before the day (such day, the "Effectiveness Day") on which the Effective Time occurs, the Company's board of directors shall declare the Special Dividend and set the close of business on the Effectiveness Day as the record date for determining the holders of record of Company Common Stock entitled to receive the Special Dividend. After the Effective Time, Newco shall cause the Exchange Agent, as agent for and on behalf of the Company, to pay the Special Dividend to such holders of record of Company Common Stock in accordance with Section 1.8(h) hereof.

4.15
No Control of Operations. Nothing contained in this Agreement shall give Newco or any of its Affiliates, directly or indirectly, the right to control or direct the Company's operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

4.16
Agreements.

(a)
The Company shall (i) cause the Company's investment management agreement with Full Circle Advisors LLC to be terminated without liability to the Company (other than accrued but unpaid fees) as of the Effective Time and (ii) cause the Company's administration agreement with Full Circle Service Company LLC, to be terminable by the Surviving Corporation without penalty or termination fee on thirty days' notice.

(b)
Until after the 2017 annual meeting of the Surviving Corporation's stockholders, the Surviving Corporation shall not submit to the stockholders of the Surviving Corporation a proposal to increase the management fee payable to the New Manager.

4.17
Tax Treatment.

(a)
The Company shall not, and shall not permit any of its Subsidiaries to, take or cause to be taken any action, or knowingly fail to take or allow another Person to fail to take any action, before or after the Closing, which action or failure to act would reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code with respect to the Company.

(b)
Newco shall not take or cause to be taken any action, or knowingly fail to take or allow another Person to fail to take any action, before or after the Closing, which action or failure to act would reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code with respect to the Company.

(c)
The parties to this Agreement hereby adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

(d)
All transfer, real estate transfer, documentary, stamp, recording, sales, use and other similar Taxes (including interest, penalties and additions to any such Taxes) incurred in connection with the Transactions shall be paid by Newco or the Surviving Corporation.

4.18
Stockholder Protections. So long as GECG and the Funds in the aggregate own thirty-five percent or more of the Surviving Corporation Common Stock, (a) a majority of the board of directors of the

  Surviving Corporation shall not be "interested persons" (as such term is defined in the Investment Company Act, the "Surviving Corporation Independent Directors"); (b) any transaction between GECG and the Funds, on the one hand, and the Surviving Corporation, on the other hand, shall be approved by a majority of the Surviving Corporation Independent Directors unless conducted pursuant to an agreement in place as of the Closing; (c) any change in the size of the board of directors of the Surviving Corporation shall be approved by the Surviving Corporation Independent Directors; and (d) if the Surviving Corporation seeks, at a meeting of stockholders or an action by written consent, approval of a proposal to (i) approve a new investment management agreement or amend the New Management Agreement, (ii) amend the Surviving Corporation's charter or (iii) approve the issuance of common stock below the Surviving Corporation's then current Net Asset Value per share, GECG and the Funds shall vote their shares of the Surviving Corporation Common Stock in the same proportions as stockholders that are not "affiliates" of the Surviving Corporation, as such term is defined in the Investment Company Act.

4.19
Stock Repurchase Program. The Surviving Corporation shall implement a stock repurchase program for a period of eighteen months following the Effective Time pursuant to Rule 10b5-1 under the Exchange Act to repurchase, subject to compliance by the Surviving Corporation with any of its liquidity, covenant, leverage and regulatory requirements and the approval and continuation of such program by the board of directors of the Surviving Corporation in light of its fiduciary duties, shares in an aggregate amount of up to $15,000,000 at market prices at any time the shares of Surviving Corporation Common Stock trade below ninety percent of the Surviving Corporation's most recently disclosed Net Asset Value.

5.
CONDITIONS

5.1
Conditions to Each Party's Obligation to Consummate the Merger. The obligations of the parties to consummate the Merger are subject to the satisfaction (or waiver, if permissible under applicable Law) of the following conditions:

(a)
the Company Stockholder Approval shall have been obtained;

(b)
no Governmental Entity having jurisdiction over the Company or Newco shall have issued an order, decree or ruling or taken any other material action enjoining or otherwise prohibiting consummation of the Merger substantially on the terms contemplated by this Agreement;

(c)
the Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened in writing by the SEC that have not been withdrawn;

(d)
the New Manager shall be registered as an investment adviser under the Investment Advisers Act;

(e)
Newco shall be regulated as a BDC under the Investment Company Act; and

(f)
the shares of Surviving Corporation Common Stock issuable in the Merger shall have been authorized for listing on NASDAQ upon official notice of issuance.

5.2
Conditions to the Obligations of Newco. The obligations of Newco to consummate the Merger are subject to the satisfaction (or waiver) of the following further conditions:

(a)
each of the representations and warranties of the Company shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (unless any such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all respects only as of such particular date or with respect to such specific period), except for any failure to be true and correct that would not have a Company Material Adverse Effect;

(b)
the Company shall have performed in all material respects its obligations hereunder required to be performed by it at or prior to the Closing;

(c)
Newco shall have received a certificate signed by an authorized officer of the Company, dated as of the Closing Date, to the effect that, to the knowledge of such officer, the conditions set forth in Section 5.2(a) and Section 5.2(b) have been satisfied; and

(d)
since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect.

5.3
Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company) of the following further conditions:

(a)
each of the representations and warranties of Newco in this Agreement, and each of the representations and warranties of every party to the Subscription Agreement, shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (unless such representation or warranty addresses matters only as of a particular date or with respect to a specific period in which event such representation or warranty shall be so true and correct in all respects only as of such particular date or with respect to such specific period), except for de minimis inaccuracies;

(b)
Newco shall have performed in all material respects its obligations hereunder and each of the parties to the Subscription Agreement shall have performed in all material respects its obligations thereunder, in each case as required to be performed by it at or prior to the Closing and including the actions described in Section 1.2;

(c)
the Company shall have received a certificate signed by an authorized officer of Newco, dated as of the Closing Date, to the effect that, to the knowledge of such officer, the conditions set forth in Section 5.3(a) and Section 5.3(b) have been satisfied;

(d)
the transactions contemplated by the Subscription Agreement shall have been consummated without waiver of any conditions thereto;

(e)
since the date of this Agreement, there shall not have occurred any Newco Material Adverse Effect; and

(f)
following the date of this Agreement, except (i) as required by Law or (ii) with the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned, MAST and the Funds shall have managed the MAST Portfolio Assets in the ordinary course consistent with past practice and without limiting the generality of the foregoing none of MAST or the Funds shall have subjected any of the MAST Portfolio Assets to any Encumbrance that would prohibit the transfer of such asset to Newco under the Subscription Agreement. For the avoidance of doubt, the Funds shall have promptly provided the Company notice in the event that any of them (A) agreed to any modification of or waiver or forbearance under any MAST Portfolio Loan Document, or waived or failed to enforce any material right under any MAST Portfolio Loan Document or (B) consented to any release of collateral relating to any MAST Portfolio Asset. During the period from the Measurement Date to the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 6.1, neither MAST nor any of the Funds shall have executed any trade with respect to any MAST Portfolio Asset except (i) as may be required by Law, (ii) with the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned, or (iii) as required by this Agreement.

5.4
Frustration of Closing Conditions. Neither the Company nor Newco may rely, either as a basis for not consummating the Merger or the other Transactions or terminating this Agreement and abandoning the Merger and the other Transactions, on the failure of any condition in Section 5.1, Section 5.2 or Section 5.3, as the case may be, to be satisfied if such failure was caused by a material breach of this Agreement by such party (or, in the case of Newco, caused by a material breach of the Subscription Agreement by Newco or any other party thereto).

6.
TERMINATION

6.1
Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time, whether before or after the Company Stockholder Approval (but the right to terminate this Agreement shall not be available to a party whose breach of its obligations under this Agreement is a proximate cause of the basis for termination under this Section 6.1 that the terminating party is relying upon):

(a)
by the mutual consent of the Company and Newco;

(b)
by either the Company or Newco:

(i)
if the Merger shall not have occurred on or prior to October 31, 2016 (the "Termination Date"); provided that if the conditions in Section 5.1(a), Section 5.1(b), Section 5.1(c) or Section 5.1(d) shall not have been satisfied or waived as of October 15, 2016, then the Company or Newco may extend the Termination Date for up to ninety days by providing the other party a written notice of such extension on or before the Termination Date as determined without such extension;

(ii)
if any Governmental Entity having jurisdiction over the Company or Newco shall have issued an order, decree or ruling or taken any other action, in each case, such that the condition in Section 5.1(b) would not be satisfied, and such order, decree, ruling or other action shall have become final and non-appealable; or

(iii)
if the Company Special Meeting shall have concluded without the Company Stockholder Approval having been obtained in accordance with the MGCL and the bylaws of the Company.

(c)
by the Company:

(i)
upon a breach of any covenant or agreement in this Agreement on the part of Newco or upon a breach of any covenant or agreement in the Subscription Agreement by any party thereto or if any representation or warranty of Newco in this Agreement shall be untrue or if any representation or warranty of any party to the Subscription Agreement shall be untrue, in any case such that the conditions set forth in Section 5.3(a) or Section 5.3(b) would not be satisfied (assuming that the date of such determination is the Closing Date); provided that if such breach is curable by Newco through the exercise of reasonable best efforts and Newco continues to exercise such reasonable best efforts, the Company may not terminate this Agreement under this Section 6.1(c)(i);

(ii)
if the Newco Initial Capitalization shall have not been consummated as and when required under this Agreement and the Subscription Agreement or within two Business Days thereafter; or

(iii)
in accordance with Section 4.5, in order to enter into a definitive agreement with respect to a Superior Proposal.

(d)
by Newco:

(i)
upon a breach of any covenant or agreement on the part of the Company, or if any representation or warranty of the Company shall be untrue, in any case such that the conditions set forth in Section 5.2(a) or Section 5.2(b) would not be satisfied (assuming that the date of such determination is the Closing Date); provided that if such breach is curable by the Company through the exercise of reasonable best efforts and the Company continues to exercise such reasonable best efforts, Newco may not terminate this Agreement under this Section 6.1(d)(i); or

(ii)
if the board of directors of the Company shall have publicly disclosed a Change in Recommendation.

6.2
Effect of Termination.

(a)
If this Agreement is terminated under Section 6.1, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void, and there shall be no damages or liability on the part of Newco or the Company or their respective directors, officers, employees, stockholders, Representatives, agents or advisors. Section 4.13 and Articles 6 and 7 shall survive any termination of this Agreement. Nothing contained in this Article 6 shall relieve a party from liability for fraud or for any knowing or intentional material breach of any covenant or obligations contained in this Agreement.

(b)
If this Agreement is terminated under Section 6.1(c)(iii) or Section 6.1(d)(ii), the Company shall wire transfer $3,000,000 (the "Termination Fee") to the account of Newco within two Business Days of termination.

(c)
If (i) this Agreement is terminated under Section 6.1(b)(iii), and (ii) before the Company Special Meeting a proposal for an Alternative Transaction shall have been publicly announced and not withdrawn, then the Company shall reimburse Newco's reasonable out of pocket expenses in connection with the Transactions up to a maximum aggregate amount of $1,000,000 (the "Expense Reimbursement") within ten Business Days following invoice. Additionally, if the Company thereafter enters into a definitive agreement for one or more Alternative Transactions within twelve months following such termination, the Company shall wire transfer to Newco within one Business Day of execution of such definitive agreement an amount equal to the Termination Fee minus the Expense Reimbursement. No more than one Termination Fee shall be payable under this Agreement.

(d)
Notwithstanding anything to the contrary in this Agreement, the right to receive payment of a fee under this Section 6.2 shall, in the circumstances in which such fee is owed pursuant to this Section 6.2, constitute the sole and exclusive remedy of the party receiving such fee and its Affiliates (and any other Person) against the other party and its Affiliates and Representatives for any losses arising out of or related to this Agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained herein and regardless of whether such breach is intentional, unintentional, willful or otherwise), the Transactions (or the abandonment thereof), the failure of the Closing to be consummated or in respect of any other agreement, document or theory of Law or equity or in respect of any oral representations made or alleged to be made in connection herewith or therewith, whether in equity or at law, in contract, in tort or otherwise. Each party acknowledges that the covenants and agreements in this Section 6.2 are an integral part of the Transactions, and that without these covenants and agreements, the other party would not enter into this Agreement. All amounts not timely paid shall bear interest at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received.

7.
MISCELLANEOUS

7.1
Survival of Representations and Warranties. The representations and warranties in this Agreement shall not survive the Closing or, except as provided in Section 6.2, the termination of this Agreement pursuant to Section 6.2. This Section shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing or after the termination of this Agreement, including those contained in Section 4.7.

7.2
Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the Transactions shall be paid by the party incurring such costs and expenses, whether or not the Transactions are consummated.

7.3
Choice of Law. Other than the provisions of the MGCL that are mandatorily applicable in respect of the Merger, this Agreement, and all claims or causes of actions (whether at Law, in equity, in contract or in tort) that may be based upon, arise out of, or are related to, this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to agreements entered into and performed entirely therein by residents thereof, without giving effect to conflict of laws principles (whether of the State of Maryland or any other jurisdiction that would cause the application of the Laws of any jurisdiction other than the State of Delaware).

7.4
Enforcement.

(a)
Any dispute arising under, related to or otherwise involving this Agreement or the Transactions will be litigated in the Court of Chancery of the State of Delaware. The parties agree to submit to the jurisdiction of the Court of Chancery of the State of Delaware and waive trial by jury. The parties do not consent to mediate any disputes before the Court of Chancery.

(b)
Notwithstanding the foregoing, if there is a determination that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction over any dispute arising under this Agreement, the parties agree that: (i) such dispute will be adjudicated only by, and will be subject to the exclusive jurisdiction and venue of, the Superior Court of Delaware of and for the County of New Castle; (ii) if the Superior Court of Delaware does not have subject matter jurisdiction over such dispute, then such dispute will be adjudicated only by, and will be subject to the exclusive jurisdiction and venue of, the Complex Commercial Litigation Division of the Superior Court of the State of Delaware of and for the County of Newcastle; and (iii) if the Complex Commercial Litigation Division of the Superior Court of the State of Delaware does not have subject matter jurisdiction over such dispute, then such dispute will be adjudicated only by, and will be subject to the exclusive jurisdiction and venue of, the United States District Court for the State of Delaware.

(c)
Each of the parties irrevocably (i) consents to submit itself to the personal jurisdiction of the Delaware courts in connection with any dispute arising under this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for relief from the Delaware courts or any other court or governmental body and (iii) agrees that it will not bring any action arising under this Agreement in any court other than the Delaware courts.

(d)
EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF THIS AGREEMENT, THE NEGOTIATION OR ENFORCEMENT HEREOF OR THE TRANSACTIONS.

(e)
Process may be served in the manner specified in Section 7.5, such service will deemed effective on the date of such notice, and each party irrevocably waives any defenses or objections it may have to service in such manner.

(f)
Subject to Section 6.2(d), the parties irrevocably stipulate that irreparable damage would occur if any of the provisions of this Agreement were not performed per their specific terms. Accordingly, each party will be entitled to specific performance of the terms hereof in addition to any other remedy to which it is entitled at law or in equity.

(g)
The court shall award attorneys' fees and expenses and costs to the substantially prevailing party in any action (including appeals) for the enforcement or interpretation of this Agreement. If there are cross claims in such action (including appeals), the court will determine which party is the substantially prevailing party as to the action as a whole and award fees, expenses and costs to such party.

7.5
Notices. All notices and other communications hereunder will be in writing and will be deemed given when delivered personally or by an internationally recognized courier service, such as DHL, to the parties at the following addresses (or at such other address for a party as may be specified by like notice):

(a) If to the Company:	Full Circle Capital Corporation 102 Greenwich Ave, 2nd Floor Greenwich, CT 06830 Attention: Chief Executive Officer;
with a copy (which shall not constitute notice) to:	Clifford Chance US LLP 31 West 52nd Street New York, NY 10019 Attention: John A. Healy; and to
Sutherland Asbill & Brennan LLP 700 6th Street NW Washington, DC 20001 Attention: Harry Pangas; and
If to Newco:	Great Elm Capital Corp. c/o MAST Capital Management LLC 200 Clarendon Street, 51st Floor Boston, MA 02116 Attention: General Counsel
with a copy (which shall not constitute notice) to:	Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036 Attention: Michael K. Hoffman; and to
Schulte Roth & Zabel LLP 1152 Fifteenth Street, NW, Suite 850 Washington, DC 20005 Attention: John J. Mahon

7.6
No Third-Party Beneficiaries. Except as provided in Section 4.7, this Agreement is solely for the benefit of the parties. Except as provided in Section 4.7, no other Person will be entitled to rely on this Agreement or to anticipate the benefits of this Agreement as a third-party beneficiary hereof.

7.7
Assignment. No party may assign, delegate or otherwise transfer this Agreement or any rights or obligations under this Agreement in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. Any assignment in violation of this Section 7.7 will be null and void.

7.8
No Waiver. No failure or delay in the exercise or assertion of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, or create an estoppel with respect to any breach of any representation, warranty or covenant herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.9
Severability. Any term or provision hereof that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares any term or provision hereof invalid, void or unenforceable, the court or other authority making such determination will have the power to and will, subject to the discretion of such body, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

7.10
Amendment. Subject to applicable Law, the parties may (a) extend the time for the performance of obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party herein, (c) waive compliance by the other party with any of the agreements or conditions herein or (d) amend, modify or supplement this Agreement. Any agreement on the part of a party to any such extension, waiver, amendment, modification or supplement will be valid only if in an instrument in writing signed by an authorized representative of such party.

7.11
Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all prior and contemporaneous agreements, negotiations, arrangements, representations and understandings, written, oral or otherwise, between the parties with respect to the subject matter hereof.

7.12
Counterparts. This Agreement may be executed in one or more counterparts (whether delivered by electronic copy or otherwise), each of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other party. Each party need not sign the same counterpart.

7.13
Construction and Interpretation. When a reference is made in this Agreement to a section or article, such reference will be to a section or article of this Agreement, unless otherwise clearly indicated to the contrary. Whenever the words "include," "includes" or "including" are used in this Agreement they will be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article and section references are references to the articles and sections of this Agreement, unless otherwise specified. The plural of any defined term will have a meaning correlative to such defined term and words denoting any gender will include all genders and the neuter. Where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning. A reference to any legislation or to any provision of any legislation will include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations and statutory instruments issued or related to such legislation. If any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. No prior draft of this Agreement will be used in the interpretation or construction of this Agreement. The parties intend that each provision of this Agreement will be given full separate and independent effect. Although the same or similar subject matters may be addressed in different provisions of this Agreement, the parties intend that, except as expressly provided herein, each such provision will be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content). Headings are used for convenience only and will not in any way affect the construction or interpretation of this Agreement. References to documents includes electronic communications.

7.14
Definitions. For purposes of this Agreement, the following terms have the following definitions:

(a)
"Acquisition Proposal" means any inquiry, offer or proposal made by any Person or group of Persons (other than MAST, GECG, Newco and their Affiliates) relating to any direct or indirect acquisition or purchase, or that could result in ownership, of securities of the Company representing more than 25% of the outstanding voting capital stock of the Company or the Company's assets or any tender offer, exchange offer, merger, reorganization, consolidation, share exchange or other business combination that if consummated would result in any Person or group of Persons beneficially owning more than 25% of the outstanding voting capital stock of the Company or the Company's assets.

(b)
"Administration Agreement" means the administration agreement in the form attached to the Subscription Agreement.

(c)
"Affiliate" is defined in Rule 12b-2 of the Exchange Act.

(d)
"Alternative Transaction" means any of the following events: (i) any tender or exchange offer, merger, consolidation, share exchange or business combination transaction involving the Company with any Person other than Newco, GECG, MAST or any Affiliate thereof (a "Third Party") or (ii) the acquisition by a Third Party of 50% or more of the outstanding shares of Company Common Stock, or of 50% or more of the assets or operations of the Company and its Subsidiaries, taken as a whole, in a single transaction or a series of related transactions (excluding, however, sales or other dispositions of portfolio assets in the ordinary course).

(e)
"Benefit Plan" means each material compensation or benefit plan, program, agreement or arrangement (other than any multiemployer plan within the meaning of Section 3(37) of ERISA), including all stock ownership, stock purchase, stock option, phantom stock or other equity-based, retirement, vacation, severance, disability, death benefit, employment, change-in-control, fringe benefit, bonus, incentive, pension, profit sharing, medical, and deferred compensation plans, programs, agreements or arrangements, whether or not subject to ERISA.

(f)
"Business Day" means a day, other than a Saturday, Sunday or another day on which commercial banking institutions in New York City are authorized or required by Law to be closed.

(g)
"Company Benefit Plan" means a Benefit Plan which is sponsored, maintained or contributed to by the Company or any of its Subsidiaries or ERISA Affiliates or with respect to which the Company or any of its

  Subsidiaries have any liability with respect to any of the Company's or any of its Subsidiaries' current or former employees.

(h)
"Company Material Adverse Effect" means any occurrence, change, event, effect or development that, individually or when taken together with all other occurrences, changes, events, effects or developments, has, or would reasonably be expected to have, a material adverse effect on the business, results of operations, assets, liabilities or financial condition of the Company and its Subsidiaries (if any), taken as a whole, including a Credit Event in respect of the Company's assets occurring after the date of this Agreement, or would reasonably be expected to materially impair, prevent or delay the ability of the Person to timely perform its obligations under this Agreement or consummate the Transactions contemplated by this Agreement, including the Merger; provided, however, that no occurrence, change, event, effect or development resulting from or in connection with any of the following shall be deemed by itself or by themselves, either alone or in combination, to constitute or contribute to a Company Material Adverse Effect: (i) occurrences, changes, events, effects or developments generally affecting any or all of the industries or markets in which the Company and its Subsidiaries and portfolio companies operate, (ii) general economic or business conditions or changes therein, including the commencement, continuation or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, (iii) general securities or financial market conditions, including changes in interest rates or currency exchange rates, (iv) changes or proposed changes in any Laws, rules, regulations, GAAP or other accounting standards, or authoritative interpretations thereof, (v) the entry into or announcement of this Agreement or the proposed sale of the Company or the pendency or consummation of the Transactions, or any changes or actions resulting from any of the foregoing, (vi) any action required by Law, contemplated by this Agreement, expressly consented to by the other party, or taken at the request of the other party, (vii) any change solely resulting from a change in the fair value of the securities comprising the Company's portfolio, individually or in the aggregate (provided that, for the avoidance of doubt, (x) a Credit Event with respect to financial assets owned by the Company shall constitute a Company Material Adverse Effect and (y) occurrences described in clauses (i), (ii) and (iii) of the definition of Credit Event, to the extent they do not in the aggregate constitute a Credit Event, shall not constitute a Company Material Adverse Effect), or (vii) any Action relating to this Agreement or the Transactions (except in the case of clauses (i), (ii), (iii) or (iv), to the extent that the applicable party is disproportionately adversely affected thereby as compared with similar BDCs, in which case the incremental disproportionate impact may be taken into account in determining whether there has been a Company Material Adverse Effect).

(i)
"Company Net Asset Value" as of any date means the Net Asset Value of the Company as of that date minus an amount equal to the sum of (i) the Company Undistributed NII as of that date, (ii) the aggregate amount of the Company's Transaction Costs that were not otherwise deducted in determining the Net Asset Value of the Company, (iii) 50% of the estimated cost to print and distribute the Proxy Statement/Prospectus as agreed in good faith by Newco and the Company, (iv) the estimated premium for the tail policy of directors' and officers' liability insurance and fiduciary liability insurance contemplated by Section 4.7(c) and (v) $5,000,000.

(j)
"Company Undistributed NII" as of any date means the positive amount (if any) of the Company's net investment income, calculated in accordance with GAAP, from March 31, 2016 through the applicable date as of which Company Undistributed NII is being determined.

(k)
"Confidential Information" means all information concerning the furnishing party or any of its subsidiaries or affiliates, whether in verbal, visual, written, electronic or other form, which is made available by the furnishing party or any of its Representatives to the receiving party or any of its Representatives, together, in each case, with all notes, memoranda, summaries, analyses, studies, compilations and other writings relating thereto or based thereon prepared by the receiving party or any of its Representatives provided by the furnishing party to the receiving party before, on or after the date of this Agreement. The term "Confidential Information" does not include information which the receiving party can demonstrate (i) was rightfully in the possession of the receiving party prior to disclosure by the furnishing party; (ii) was or is independently developed by the receiving party without use of the Confidential Information; (iii) is now, or hereafter becomes, available to the public other than as a result of disclosure prohibited by this Agreement; (iv) becomes available to the receiving party or any of its Representatives on a non-confidential basis from a source other than the furnishing party or any of its Representatives and such source is not, to the knowledge of the receiving party following reasonable inquiry, under any obligation to the furnishing party or any of its Representatives to keep such information confidential; (v) is transmitted by or on behalf of the furnishing party after receiving written notification from the receiving party of the termination of discussions relating to the Transaction or written instructions from the receiving party not to furnish any further Confidential Information; or (vi) is disclosed as provided in Section 4.13(b).

(l)
"Credit Event" means an event occurring after the date of this Agreement with respect to (x) financial assets that are owned by the Company on the Measurement Date representing twenty percent or more of the value of the financial assets of the Company (including cash in excess of an amount equal to $5,000,000 plus the Company Undistributed NII as of the Measurement Date) as of 5:30 p.m. eastern time on the Measurement Date or (y) with respect to MAST Portfolio Assets that are owned by the Funds on the Measurement Date representing twenty percent or more of the value of the Measurement Date MAST Portfolio, as applicable, that: (i) the obligor with respect to such financial asset(s) has failed to pay any amount when due (taking into account any grace period) and such failure has not been waived or cured; (ii) any other material indebtedness of any obligor with respect to such financial assets (including any guarantor or co-obligor) has been accelerated or been declared to be in default and as a result the indebtedness with respect to such financial assets has been accelerated; (iii) any obligor with respect to such financial assets (including any guarantor or co-obligor) has become insolvent or made an assignment for the benefit of its creditors or is named as the debtor in a bankruptcy or other insolvency proceeding, has a resolution adopted authorizing its dissolution or winding up or has asserted in writing that any of its obligations in respect of the financial assets are invalid or unenforceable.

(m)
"Encumbrance" means, with respect to any property or asset, any mortgage, lien, pledge, hypothecation, charge, adverse claim, security interest, community property interest, right of first refusal, encumbrance or limitation on transfer (other than such a limitation arising under federal, state or foreign securities Laws) in respect of such property or asset. A Person shall be deemed to own subject to an Encumbrance any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

(n)
"ERISA" means the Employee Retirement Income Security Act of 1974.

(o)
"ERISA Affiliate" means any trade or business, whether or not incorporated, that, together with any entity, would be deemed to be a "single employer" with such entity within the meaning of Section 4001(b) of ERISA.

(p)
"Exchange Ratio" means the quotient of (i) the quotient, rounded to the nearest ten thousandth, of (A) the Company Net Asset Value as of the Measurement Date divided by (B) the number of shares of Company Common Stock outstanding on the Measurement Date; divided by (ii) $15.00.

(q)
"GECG Share Consideration" means the number of shares of Newco Common Stock equal to the remainder of (x) the quotient of (i) (A) $30,000,000, minus (B) the product of (1) 0.25 and (2) the Newco Transaction Costs, divided by (ii) $15.00, minus (y) 30.

(r)
"Governmental Entity" means any supranational, national, foreign, federal, state or local government or subdivision thereof, or governmental, judicial, legislative, executive, administrative, arbitral or regulatory authority, agency, commission, tribunal or body.

(s)
"IDC" means International Data Corporation.

(t)
"Intellectual Property" means all (i) copyrights and copyrightable subject matter, and registrations and applications for any of the foregoing; (ii) patents and patent applications, including any continuations, divisionals, continuations-in-part, renewals, and reissues for any of the foregoing; (iii) trademarks, service marks, trade names, logos, slogans, and other similar designations of source or origin, together with the goodwill of the business symbolized by any of the foregoing, and registrations and applications for any of the foregoing; (iv) trade secrets and confidential processes, know-how, and information; (v) Internet domain names; and (vi) other similar intangible assets.

(u)
"Law" means any federal, state, local or foreign law (including common law), statute, ordinance, regulation, judgment, order, decree, injunction, arbitration award, franchise, license, agency requirement or permit of any Governmental Entity.

(v)
"MAST Portfolio Asset" means each security, evidence of indebtedness, loan, loan participation or other financial asset included in the Signing Date MAST Portfolio.

(w)
"MAST Portfolio Loan Documents" means, with respect to each MAST Portfolio Asset, (i) any promissory note or other evidence of indebtedness; (ii) any indenture, note purchase agreement, credit facility or other agreement or instrument under which the MAST Portfolio Asset was created or acquired; (iii) any agreement or other instrument creating or evidencing any guarantee, surety or other credit enhancement or credit support arrangement with respect to the MAST Portfolio Asset; and (iv) any agreement or other instrument or other instrument creating or evidencing any security interest, lien, charge or other similar right in any collateral.

(x)
"MAST Portfolio Share Consideration" means a number of shares of Newco Common Stock equal to the quotient of (i) (A) the value of the Measurement Date MAST Portfolio as of 5:30 p.m. eastern time on the Measurement Date, minus (B) the product of (1) 0.75 and (2) the Newco Transaction Costs, divided by (ii) $15.00. For purposes of this Agreement the value of any MAST Portfolio Asset that does not price using IDC or another publicly available pricing service will be subject to a third party appraisal by Lincoln International or Valuation Research Corporation. If the pricing available through IDC or another publicly available pricing service for any MAST Portfolio Asset is based on trades that are greater than fourteen trading days prior to the reference date, such asset will be valued instead by a third party appraisal by Lincoln International or Valuation Research Corporation.

(y)
"Measurement Date" means the last Business Day of the calendar month most recently ended before the time the Proxy Statement/Prospectus is first mailed to the Company's stockholders for which calculations of Company Net Asset Value and Newco Net Asset Value have been delivered pursuant to Section 4.2.

(z)
"Measurement Date Undistributed MAST Portfolio Earnings" means all proceeds on the MAST Portfolio Assets accruing between the date of this Agreement and 5:30 p.m. eastern time on the Measurement Date, including interest accruing on, principal repaid on and sales proceeds accruing from the ownership, sale or other disposition of any MAST Portfolio Asset. For the avoidance of doubt, securities of the same issuer and CUSIP as the securities included in the Signing Date MAST Portfolio may be substituted for any portion of the value of the Measurement Date Undistributed MAST Portfolio Earnings, so long as (i) the Net Asset Value of such securities as of the Measurement Date is equal to the reduction in cash proceeds included in the definition of "Measurement Date MAST Portfolio" and (ii) the Funds provide notice to Newco and the Company of the securities to be included herein within three Business Days of the Measurement Date; provided, however, that such substituted securities shall not cause the Surviving Corporation to fail to satisfy the asset diversification requirements of Section 851(b)(3) of the Code immediately after the Closing, determined by treating the Closing Date as the close of a quarter of the Surviving Corporation's taxable year.

(aa)
"Net Asset Value" means with respect to any Person and as of any date the net asset value of such Person, as of the applicable date, determined in good faith by the applicable party's board of directors in compliance with the Investment Company Act. For the avoidance of doubt, in determining Net Asset Value, each party shall take into account all accruals and other items that would be required under GAAP to appear as liabilities on the face of the Person's balance sheet as well as such other considerations as deemed necessary or appropriate in order to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.

(bb)
"New Management Agreement" means the investment management agreement with the New Manager in the form attached to the Subscription Agreement.

(cc)
"Newco Material Adverse Effect" means any occurrence, change, event, effect or development that, individually or when taken together with all other occurrences, changes, events, effects or developments, has, or would reasonably be expected to have, a material adverse effect on the business, results of operations, assets, liabilities or financial condition of Newco (after giving effect to the transactions contemplated by the Subscription Agreement), including a Credit Event with respect to any MAST Portfolio Asset occurring after the date of this Agreement, or would reasonably be expected to materially impair, prevent or delay the ability of Newco to timely perform its obligations under this Agreement or consummate the Transactions contemplated by this Agreement, including the Merger, and the transactions contemplated by the Subscription Agreement or Registration Rights Agreement; provided, however, that no occurrence, change, event, effect or development resulting from or in connection with any of the following shall be deemed by itself or by themselves, either alone or in combination, to constitute or contribute to a Newco Material Adverse Effect: (i) occurrences, changes, events, effects or developments generally affecting any or all of the industries or markets in which Newco and the Funds operate, (ii) general economic or business conditions or changes therein, including the commencement, continuation or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, (iii) general securities or financial market conditions, including changes in interest rates or currency exchange rates, (iv) changes or proposed changes in any Laws, rules, regulations, GAAP or other accounting standards, or authoritative interpretations thereof, (v) the entry into or announcement of this Agreement or the proposed acquisition of the Company or the pendency or consummation of the Transactions, or any changes or actions resulting from any of the foregoing, (vi) any action required by Law, contemplated by this Agreement, expressly consented to by the other party, or taken at the request of the other party, (vii) any change solely resulting from a change in the fair value of the MAST Portfolio Assets, individually or in the aggregate (provided that, for the avoidance of doubt, (x) a Credit Event with respect to the MAST Portfolio Assets shall constitute a Newco Material Adverse Effect and (y) occurrences described in clauses (i), (ii) and (iii) of the definition of Credit Event, to the extent they do not in the aggregate constitute a Credit Event, shall not constitute a Newco Material Adverse Effect), or (vii) any Action relating to this Agreement or the Transactions (except in the case of clauses (i), (ii), (iii) or (iv), to the extent that the applicable party is disproportionately adversely affected thereby as compared with similar businesses and funds, in which case the incremental disproportionate impact may be taken into account in determining whether there has been a Newco Material Adverse Effect).

(dd)
"Newco Net Asset Value" as of any reference date means the Net Asset Value of Newco, calculated as if Newco acquired the MAST Portfolio Assets and received the $30,000,000 cash investment by GECG on

  March 31, 2016, minus the sum of (i) any interest earnings accrued on any MAST Portfolio Asset as of such reference date and (ii) the Newco Transaction Costs.

(ee)
"Newco Transaction Costs" means the sum of (i) Newco's legal, accounting and other costs and expenses incurred and to be incurred in connection with this Agreement and the Transactions through the Closing, including an estimate made in good faith of costs and expenses not yet invoiced and the costs and expenses attributable to services not yet performed, estimated as of the Measurement Date, plus, (ii) 50% of the estimated cost to print and distribute the Proxy Statement/Prospectus as agreed in good faith by Newco and the Company, in each case estimated as of the Measurement Date. For the avoidance of doubt, Newco Transaction Costs includes an estimate of costs to be incurred after the Measurement Date through and including the Closing Date.

(ff)
"Per Share Consideration" means the number of shares of Surviving Corporation Common Stock received by the holders of Company Common Stock, determined in accordance with this Agreement.

(gg)
"Person" means any natural person or any corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Entity.

(hh)
"Proxy Statement/Prospectus" means the combined form of proxy statement and prospectus pursuant to which (i) the Company will solicit the Company Stockholder Approval and (ii) Newco will offer the shares of Surviving Corporation Common Stock that are issuable in the Merger.

(ii)
"Registration Rights Agreement" means a registration rights agreement in the form attached to the Subscription Agreement.

(jj)
"Registration Statement" means the registration statement on Form N-14 to be filed by Newco with respect to the Merger, and any amendments to such registration statement, and includes the Proxy Statement/Prospectus filed as part of such registration statement.

(kk)
"Representatives" means the directors, officers, employees, managers, members, partners, agents, potential financing sources or advisors (including attorneys, accountants, investment bankers and consultants) of a party.

(ll)
"Signing Date MAST Portfolio" means the portfolio of securities set forth in Annex 1 of the Subscription Agreement, together with all rights in and to:

(i)
any proceeds receivable after the Measurement Date and before the Closing in respect of principal of any of the MAST Portfolio Assets;

(ii)
the right to all payments of accrued interest and any other interest, principal, penalties, fees, charges and other amounts received or receivable on or in respect of any of the MAST Portfolio Assets accruing after the Closing;

(iii)
all collateral or other security interests to which the Funds are beneficiaries or otherwise have rights in respect of any of the MAST Portfolio Assets;

(iv)
all rights and remedies under guarantees, warranties, purchase agreements, indentures, indemnities and similar rights in favor of the Funds related to any of the MAST Portfolio Assets;

(v)
the causes of action, lawsuits, judgments, refunds, choses in action, rights of recovery, rights of set-off, rights of recoupment, demands and any other rights or claims, including all preference or avoidance claims and actions of any of the Funds that are related to any of the MAST Portfolio Assets; and

  (vi)
  all rights to receive mail and other communications addressed to the Funds that pertain to the MAST Portfolio Assets, including any mail and communications from trustees, collateral agents and administrative agents.

(mm)
"Special Dividend" means a special dividend, payable in cash, in an aggregate amount equal to the sum of (i) $5,000,000, (ii) the Company Undistributed NII as of the Measurement Date and (iii) the amount of net investment income paid or accrued on the Company's investment portfolio and cash from the Measurement Date through the Effective Time.

(nn)
"Subsidiary" means, as to any Person, any corporation, partnership, limited liability company, association or other business entity that is consolidated with such Person for financial reporting purposes under GAAP.

(oo)
"Superior Proposal" means any bona fide written Acquisition Proposal received after the date hereof that the Company's board of directors determines in good faith, after consultation with its outside legal and financial advisors, to be reasonably likely to be consummated in accordance with its terms and to be more favorable to the Company and its stockholders from a financial point of view than the Transactions (including any adjustment to the terms and conditions proposed by Newco in response to such proposal pursuant to Section 4.5(e) or otherwise); provided that for purposes of this definition references to 25% in the definition of "Acquisition Proposal" shall be deemed to be references to 50%.

(pp)
"Tax Return" means any report, return, declaration or filing required or permitted to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, and any amendments thereto or extension filings thereof.

(qq)
"Taxes" means any and all taxes, charges, fees, levies or other assessments, (including, income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, service, service use, value added, license, net worth, payroll, franchise, transfer and recording taxes, fees and charges) in the nature of a tax, imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

(rr)
"Transaction Costs" means with respect to the Company the legal and investment banking costs and expenses incurred and to be incurred in connection with this Agreement and the Transactions for services performed through the Closing, including an estimate made in good faith of costs and expenses not yet invoiced and the costs and expenses attributable to services not yet performed. For the avoidance of doubt, Transaction Costs includes an estimate of costs to be incurred after the Measurement Date through and including the Closing Date.

(ss)
"Treasury Regulations" means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including the corresponding provisions of succeeding regulations).

The parties have executed this Agreement as of the date first written above.

FULL CIRCLE CAPITAL CORPORATION
By:	/s/ Michael J. Sell
Name:	Michael J. Sell
Title:	Chief Financial Officer, Treasurer, and Secretary
GREAT ELM CAPITAL CORP.
By:	/s/ Peter A. Reed
Name:	Peter A. Reed
Title:	Chief Executive Officer

Annex B

June 23, 2016

Full Circle Capital Corporation
102 Greenwhich Avenue, 2nd Floor
Greenwhich, Connecticut 06830
Attn: The Special Committee of the Board of Directors

Dear Members of the Special Committee:

              We understand that Full Circle Capital Corporation (the "Company") intends to enter into an Agreement and Plan of Merger (the "Agreement") between the Company and Great Elm Capital Corp. ("Newco") pursuant to which, among other things, (i) the Company will merge with Newco (the "Merger"), (ii) Newco will continue as the surviving corporation in the Merger (the "Surviving Corporation"), (iii) each share of common stock, par value $0.01 per share ("Newco Common Stock"), of Newco will be converted into one share (the "Newco Exchange Ratio") of common stock, par value $0.01 per share ("Surviving Corporation Common Stock"), of the Surviving Corporation, and (iv) each share of common stock, par value $0.01 per share ("Company Common Stock"), of the Company will be converted into a number of shares of Surviving Corporation Common Stock (the "Per Share Merger Consideration") determined in accordance with the Agreement. You have advised us and we have assumed that Newco, Great Elm Capital Group, Inc. ("GECG") and certain investment funds (the "Funds") managed by MAST Capital Management, LLC ("MAST") are entering into a Subscription Agreement (the "Subscription Agreement") pursuant to which, among other things, (i) on the date of the Agreement, GECG will contribute (the "GECG Contribution") to Newco $30 million in cash (the "GECG Contributed Cash") in exchange for shares of common stock, par value $0.01 per share ("Newco Common Stock"), of Newco, a portion of which will be issued to GECG on the date of the Agreement and the remainder of which will be issued to GECG at the closing of the Merger, and (ii) prior to the consummation of the Merger, the Funds will transfer to Newco (the "Funds Contribution" and, together with the GECG Contribution, the "Newco Initial Capitalization") certain securities, evidence of indebtedness, loans, loan participations and other financial assets (collectively, the "MAST Contributed Portfolio") in exchange for a number of shares of Newco Common Stock determined in accordance with the Agreement. We also understand and have assumed that, prior to the Merger, (i) Newco and Great Elm Capital Management, Inc. (the "New Manager"), which will be owned by GECG, will enter into a new management agreement (the "New Management Agreement") pursuant to which the New Manager will provide various services to the Surviving Corporation, and (ii) the Company will declare and pay, or cause to be paid on its behalf, a special cash dividend in the aggregate amount $5,000,000 (the "Special Dividend") to those persons who are holders of Company Common Stock at the close of business on the day of, but prior to, the Merger, which for purposes of our analysis and opinion we have treated as if paid prior to the consummation of the Merger and consequently not included in the value of the shares of Company Common Stock being exchanged in the Merger. The Initial Capitalization, the entry into the New Management Agreement and the declaration and payment of the Special Dividend are collectively referred to herein as the "Related Transactions" and, together with the Merger, the "Transaction."

              You have advised us and directed us to assume that, for purposes of our analyses and opinion, (i) immediately prior to the Merger, the only assets and liabilities of Newco will be (A) the GECG Contributed Cash, (B) the MAST Contributed Portfolio, and (C) expenses incurred by Newco, and, in

The Special Committee of the Board of Directors of Full Circle Capital Corporation
June 23, 2016

accordance with the Subscription Agreement, the expenses of the Funds and GECG, in connection with the Transaction, which for purposes of our analyses and opinion you have directed us to assume will be $1.06 million, (ii) the net asset value of the MAST Contributed Portfolio immediately prior to the Merger will be $90 million, (iii) the net asset value of the Company will, immediately prior to the Merger, be $73.1 million, (iv) the number of shares of Company Common Stock issued and outstanding immediately prior to the Merger will be 22,472,243 shares, (v) the number of shares of Surviving Corporation Common Stock issued and outstanding immediately following the Merger will be 12,803,978 shares, and (vi) the Per Share Merger Consideration will be 0.2169 of a share of Surviving Corporation Common Stock.

              The Special Committee (the "Committee") of the Board of Directors (the "Board") of the Company has requested that Houlihan Lokey Capital, Inc. ("Houlihan Lokey") provide an opinion (the "Opinion") to the Committee as to whether, as of the date hereof, the Per Share Merger Consideration to be received by the holders of Company Common Stock in the Merger pursuant to the Agreement is fair, from a financial point of view, to the holders of Company Common Stock.

              In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

  1.
  reviewed the following agreements and documents:

  a.
  a draft, dated June 22, 2016, of the Agreement; and
  b.
  a draft, dated June 23, 2016, of the Subscription Agreement;

  2.
  reviewed certain publicly available business and financial information relating to the Company and the MAST Contributed Portfolio that we deemed to be relevant;

  3.
  reviewed certain information relating to the historical and current operations, financial condition and prospects of the Company made available to us by the Company, including the net asset value ("NAV") of the Company (collectively, the "Company Financial Information");

  4.
  reviewed certain pro forma financial and other information relating to the operations, financial condition and prospects of the Surviving Corporation after giving effect to the Transaction made available to us by MAST, including financial projections prepared by the management of MAST relating to the NAV and future financial performance of the Surviving Corporation after giving effect to the Transaction (the "MAST Projections for the Surviving Corporation") as adjusted at the direction of the Committee (the "Adjusted Projections for the Surviving Corporation");

  5.
  spoken with certain members of the managements of the Company and MAST and certain of their representatives and advisors regarding the respective businesses, operations, financial condition and prospects of the Company, the MAST Contributed Portfolio, the Surviving Corporation, the Transaction and related matters;

  6.
  compared the financial and operating performance of the Company and the Surviving Corporation with that of other companies with publicly traded equity securities that we deemed to be relevant;

  7.
  considered the publicly available financial terms of certain transactions that we deemed to be relevant;

The Special Committee of the Board of Directors of Full Circle Capital Corporation
June 23, 2016

  8.
  reviewed the current and historical market prices and trading volume for certain of the Company's publicly traded securities, and the current and historical market prices and trading volume of certain of the publicly traded securities included in the MAST Contributed Portfolio; and

  9.
  conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

              We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. Management of MAST has advised us, and we have assumed, that the MAST Projections for the Surviving Corporation have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Surviving Corporation after giving effect to the Transaction. In addition, the Committee has advised us, and we have assumed, that the Adjusted Projections for the Surviving Corporation reflect the best currently available estimates and judgments of the Committee as to the future financial results and condition of the Surviving Corporation after giving effect to the Transaction. We express no opinion with respect to the Mast Projections for the Surviving Corporation, the Adjusted Projections for the Surviving Corporation or, in each case, the assumptions on which they are based. We have been advised by the Committee that the Company Financial Information and the Adjusted Projections for the Surviving Corporation are a reasonable basis to evaluate the Company and the Merger and have been directed to use and rely upon the Company Financial Information and the Adjusted Projections for the Surviving Corporation for purposes of our analyses and opinion. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or the MAST Contributed Portfolio since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

              We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the agreements identified in item 1 above and all other related documents and instruments that are referred to therein are true and correct, (b) each party to all such agreements and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in all such agreements and such other related documents and instruments, without any amendments or modifications thereto. We have also assumed, with your consent, that the Transaction will qualify as a reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986, as amended. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of the Company or the MAST Contributed Portfolio, or otherwise have an effect on the Transaction, the Company, the Surviving Corporation or any expected benefits of the Transaction that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent

The Special Committee of the Board of Directors of Full Circle Capital Corporation
June 23, 2016

verification, that the final forms of any draft documents identified above will not differ in any respect from the drafts of said documents.

              Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or the Funds or any other party, and, other than as described above and the appraisals or evaluations conducted in the ordinary course of business as part of their reporting obligations by or on behalf of the Company and the Funds of their respective assets and liabilities, we were not provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company, Newco, the Funds, MAST or GECG is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company, Newco, the Funds, MAST or GECG is or may be a party or is or may be subject.

              This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. As the Committee is aware, some of the information and assumptions upon which we have been authorized to rely for purposes of our analyses and opinion are subject to change, and consequently the Per Share Merger Consideration assumed for purposes of our analyses and opinion may differ from the actual Per Share Merger Consideration as ultimately calculated in accordance with the terms of the Agreement. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any opinion as to what the value of the Company Common Stock, Newco Common Stock or Surviving Corporation Common Stock actually will be when exchanged or issued pursuant to the Transaction or the price or range of prices at which the Company Common Stock, Newco Common Stock or Surviving Corporation Common Stock may be purchased or sold, or otherwise be transferable, at any time. We have assumed that the Surviving Corporation Common Stock to be issued in the Merger to the holders of Company Common Stock will be listed on the NASDAQ Global Select Market.

              This Opinion is furnished for the use of the Committee (in its capacity as such) in connection with its evaluation of the Merger and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.

              In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, the Funds, MAST, GECG or any other party that may be involved in the Transaction and their respective affiliates or any currency or commodity that may be involved in the Transaction.

              Houlihan Lokey and certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to MAST, or one or more security holders, affiliates and/or portfolio companies of investment funds affiliated or associated with MAST (collectively, with MAST, the "MAST Group") and, more than three years ago and prior to MAST acquiring an interest in

The Special Committee of the Board of Directors of Full Circle Capital Corporation
June 23, 2016

GECG, GECG, for which Houlihan Lokey and its affiliates have received compensation, including, among other things, during the past two years having acted as financial advisor to MAST as a secured creditor in connection with LightSquared, Inc.'s chapter 11 plan of reorganization, which was confirmed in March 2015. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, the Surviving Corporation, members of the MAST Group, GECG, other participants in the Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by MAST, other participants in the Transaction or certain of their respective affiliates, and in portfolio companies of such funds, and may have co-invested with members of the MAST Group, other participants in the Transaction or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, members of the MAST Group, GECG, other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation. As the Committee is aware, an employee of Houlihan Lokey is a member of the Board of Directors of the Company, was previously a member of the Committee but resigned from the Committee in connection with Houlihan Lokey becoming engaged as the Committee's financial advisor and owns shares of Company Common Stock.

              Houlihan Lokey has acted as financial advisor to the Committee in connection with, and has participated in certain of the negotiations leading to, the Merger and will receive a fee for such services, a portion of which became payable to us upon the rendering of this Opinion and a substantial portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

              This Opinion only addresses the fairness, from a financial point of view, to the holders of Company Common Stock of the Per Share Merger Consideration to be received by the holders of Company Common Stock in the Merger pursuant to the Agreement and, other than assuming the consummation of the Initial Capitalization and the payment of the Special Dividend, does not address any other aspect or implication of the Merger or any aspect or implication of any Related Transaction or any agreement, arrangement or understanding entered into in connection with the Transaction or otherwise, including, without limitation, the Subscription Agreement or the New Management Agreement. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, the Company, its security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Per Share Merger Consideration to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, Newco, the Funds, MAST, GECG, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (v) the fairness of

The Special Committee of the Board of Directors of Full Circle Capital Corporation
June 23, 2016

any portion or aspect of the Transaction to any one class or group of the Company's or any other party's security holders or other constituents vis-à-vis any other class or group of the Company's or such other party's security holders or other constituents (including, without limitation, the fairness of the Per Share Merger Consideration relative to the Newco Exchange Ratio or any allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, Newco, the Funds, MAST, GECG, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Transaction, (vii) the solvency, creditworthiness or fair value of the Company, Newco, the Funds, MAST, GECG or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Per Share Merger Consideration or otherwise. Furthermore, we are not expressing any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, executive compensation, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Committee, on the assessments by the Committee, the Board, the Company and their respective advisors, as to all legal, regulatory, environmental, executive compensation, accounting, insurance and tax matters with respect to the Company and the Transaction or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

              Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Per Share Merger Consideration to be received by the holders of Company Common Stock in the Merger pursuant to the Agreement is fair to the holders of Company Common Stock from a financial point of view.

Very truly yours,

HOULIHAN LOKEY CAPITAL, INC.

PART C

OTHER INFORMATION

Item 15. Indemnification.

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of Great Elm Capital Corp., a Maryland corporation (the Registrant), contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the Investment Company Act).

        The Registrant's charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate the Registrant to indemnify any present or former director or officer or any individual who, while a director or officer the Registrant. and at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

        The Registrant's bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of the Registrant, or any individual who, while a director or officer of the Registrant, and at the Registrant's request, serves or has served another corporation, partnership, limited liability company, real estate investment trust, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

        The Registrant's charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant's employees or agents or any employees or agents of the Registrant's predecessor. In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in the Registrant's bylaws, the Registrant has entered into indemnification agreements with each of the Registrant's current directors and the Registrant intends to enter into indemnification agreements with each of the Registrant's future directors. The indemnification agreements attempt to provide these directors the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director in any action or proceeding arising out of the performance of such person's services as a present or former director.

        Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        The investment management agreement between the Registrant and Great Elm Capital Management, Inc., a Delaware corporation (GECM), provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Registrant's investment adviser GECM, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by such parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of the investment adviser's services under the investment management agreement or otherwise as an investment adviser of the Registrant.

        The administration agreement between the Registrant and GECM provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM, its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of GECM's duties or obligations under the administration agreement or otherwise as administrator for the Registrant.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Exhibit No.	Description
(1)	Articles of Amendment and Restatement(a)
(2)	Bylaws(b)
(4)	Agreement and Plan of Merger, dated June 23, 2016, among the Registrant and Full Circle Capital Corporation, filed herewith as Annex A.
(5)	Form of Stock Certificate(c)
(6)	Form of Investment Management Agreement between the Registrant and Great Elm Capital Management, Inc.(d)
(9)	Form of Custodian Agreement between the Registrant and State Street Bank & Trust Company(e)
(11)	Opinion and Consent of Venable LLP, Maryland counsel for the Registrant(f)
(13)(a)	Form of Administration Agreement between the Registrant and Great Elm Capital Management, Inc.(g)
(13)(b)	Form of Trademark License Agreement between the Registrant and Great Elm Capital Group, Inc.(h)
(13)(c)	Form of Indemnification Agreement(i)
(13)(d)	Form of Dividend Reinvestment Plan(j)
(13)(e)	Form of Registration Rights Agreement(k)
(14)(a)	Consent of Deloitte LLP, independent registered public accounting firm for the Registrant(l)
(14)(b)	Consent of Deloitte LLP, independent registered public accounting firm for the Special Purpose Schedule of Investments(m)
(14)(c)	Consent of Rothstein Kass*
(14)(d)	Consent of KPMG LLP*
(14)(e)	Consent of RSM US LLP, independent registered public accounting firm for Full Circle Capital Corporation*
(14)(f)	Opinion of RSM US LLP, independent registered public accounting firm for Full Circle Capital Corporation, regarding "senior securities" table contained herein(n)
(14)(g)	Opinion of Rothstein Kass regarding "senior securities" table(o)
(14)(h)	Opinion of KPMG LLP regarding "senior securities" table(p)
(17)(a)	Subscription Agreement, dated as of June 23, 2016, by and among the Registrant, Great Elm Capital Group, Inc. and the investment funds signatories thereto(q)
(17)(b)	Form of Proxy Card of Full Circle Capital Corporation(r)
(17)(c)	Consent of Houlihan Lokey Capital, Inc. filed herewith as Annex B
(17)(d)	Consent of persons named to become a director of the Registrant(s)
(17)(e)	Power of attorney(t)
*
Filed herewith.

(a)
Incorporated by reference to Exhibit 1 of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on August 1, 2016.

(b)
Incorporated by reference to Exhibit 2 of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on August 1, 2016.

(c)
Incorporated by reference to Exhibit 5 of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on August 1, 2016.

(d)
Incorporated by reference to Annex 2 of Exhibit 2.2 to the Form 8-K filed by Full Circle Capital Corporation (File No. 814-00809) on June 27, 2016.

(e)
Incorporated by reference to Exhibit 9 of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on September 26, 2016.

(f)
Incorporated by reference to Exhibit 11 of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on September 26, 2016.

(g)
Incorporated by reference to Annex 4 of Exhibit 2.2 to the Form 8-K filed by Full Circle Capital Corporation (File No. 814-00809) on June 27, 2016.

(h)
Incorporated by reference to Exhibit 13(b) of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on August 1, 2016.

(i)
Incorporated by reference to Exhibit 13(c) of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on August 1, 2016.

(j)
Incorporated by reference to Exhibit 13(d) of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on September 26, 2016.

(k)
Incorporated by reference to Annex 3 of Exhibit 2.2 to the Form 8-K filed by Full Circle Capital Corporation (File No. 814-00809) on June 27, 2016.

(l)
Incorporated by reference to Exhibit 14(a) of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on September 26, 2016.

(m)
Incorporated by reference to Exhibit 14(b) of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on September 26, 2016.

(n)
Incorporated by reference to Exhibit 14(f) of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on August 1, 2016.

(o)
Incorporated by reference to Exhibit (n)(3) of Full Circle Capital Corporation's registration statement on Form N-2, Pre-Effective Amendment No. 2 (File No. 333-187207) filed on October 8, 2013.

(p)
Incorporated by reference to Exhibit (n)(5) of Full Circle Capital Corporation's registration statement on Form N-2, Pre-Effective Amendment No. 1 (File No. 333-198737) filed on December 16, 2014.

(q)
Incorporated by reference to Exhibit 2.2 to the Form 8-K filed by Full Circle Capital Corporation (File No. 814-00809) on June 27, 2016.

(r)
Incorporated by reference to Exhibit 17(b) of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on September 26, 2016.

(s)
Incorporated by reference to Exhibit 17(d) of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on August 1, 2016.

(t)
Incorporated by reference to Exhibit 17(e) of Item 16 to the Form N-14 filed by Great Elm Capital Corp. (File No. 333-21287) on September 26, 2016.

Item 17. Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

        As required by the Securities Act, this registration statement has been signed on behalf of the registrant, in the City of Boston in the Commonwealth of Massachusetts, on the 27th day of September, 2016.

GREAT ELM CAPITAL CORP.
By:	/s/ Peter A. Reed Peter A. Reed President

        As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE		TITLE	DATE
/s/ Peter A. Reed Peter A. Reed		Chief Executive Officer, President and Director (principal executive officer)	September 27, 2016
/s/ Richard S. Chernicoff Richard S. Chernicoff		Treasurer and Secretary (principal financial and accounting officer)	September 27, 2016
/s/ Eugene I. Davis* Eugene I. Davis		Director	September 27, 2016
/s/ Mark Kupershmid* Mark Kupershmid		Director	September 27, 2016
*By:	/s/ Peter A. Reed Peter A. Reed Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description
(14)(c)	Consent of Rothstein Kass
(14)(d)	Consent of KPMG LLP
(14)(e)	Consent of RSM US LLP, independent registered public accounting firm for Full Circle Capital Corporation